As filed with the Securities and Exchange Commission on May 30, 2018

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22378

DoubleLine Funds Trust

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President

DoubleLine Funds Trust

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2018

Item 1. Reports to Stockholders.

Annual Report

March 31, 2018

DoubleLine Total Return Bond Fund

DBLTX (I-share)

DLTNX (N-share)

DoubleLine Core Fixed Income Fund

DBLFX (I-share)

DLFNX (N-share)

DoubleLine Emerging Markets Fixed Income Fund

DBLEX (I-share)

DLENX (N-share)

DoubleLine Multi-Asset Growth Fund

DMLIX (I-share)

DMLAX (A-share)

DoubleLine Low Duration Bond Fund

DBLSX (I-share)

DLSNX (N-share)

DoubleLine Floating Rate Fund

DBFRX (I-share)

DLFRX (N-share)

DoubleLine Shiller Enhanced CAPE®

DSEEX (I-share)

DSENX (N-share)

DoubleLine Flexible Income Fund

DFLEX (I-share)

DLINX (N-share)

DoubleLine Low Duration Emerging Markets Fixed Income Fund

DBLLX (I-share)

DELNX (N-share)

DoubleLine Long Duration

Total Return Bond Fund

DBLDX (I-share)

DLLDX (N-share)

DoubleLine Strategic Commodity Fund

DBCMX (I-share)

DLCMX (N-share)

DoubleLine Global Bond Fund

DBLGX (I-share)

DLGBX (N-share)

DoubleLine Infrastructure Income Fund

BILDX (I-share)

BILTX (N-share)

DoubleLine Ultra Short Bond Fund

DBULX (I-share)

DLUSX (N-share)

DoubleLine Shiller Enhanced International CAPE®

DSEUX (I-share)

DLEUX (N-share)

DoubleLine Capital LP DoubleLine Alternatives LP	333 S. Grand Avenue 18th Floor Los Angeles, California 90071 doubleline.com

Annual Report	March 31, 2018	3

President’s Letter	(Unaudited) March 31, 2018

Dear DoubleLine Funds Shareholder,

On behalf of the DoubleLine Funds, I am pleased to deliver the Annual Report for the 12-month period ended March 31, 2018. On the following pages, you will find specific information regarding each Fund’s operations and holdings. In addition, we discuss each Fund’s investment performance and the main drivers of that performance during the reporting period.

If you have any questions regarding the DoubleLine Funds, please don’t hesitate to call us at 877-DLine11 (877-354-6311) or visit our website www.doublelinefunds.com where our investment management team offers deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

President

DoubleLine Funds Trust

May 1, 2018

4	DoubleLine Funds Trust

Financial Markets Highlights	(Unaudited) March 31, 2018

•	Agency Mortgage-Backed Securities (Agency MBS)

For the 12-month period ended March 31, 2018, the Bloomberg Barclays U.S. MBS Index returned 0.77%, outperforming the U.S. Government sector but underperforming the U.S. Corporate sector. Underperformance relative to the Corporate market was primarily due to credit spreads tightening to near historic levels for the space. During this time period, yields across most of the U.S. Treasury (UST) curve increased, with 2-year yields increasing by about 101 basis points (bps) and 10-year yields increasing by about 35 bps. Additionally, 30-year mortgage rates (based on Freddie Mac U.S. 30-year Commitment Rates) increased by about 30 bps and 15-year mortgage rates (based on Freddie Mac U.S. 15-year Commitment Rates) increased by about 51 bps. Consistent with rates broadly increasing over the period, overall refinancing activity, as measured by the Mortgage Bankers Association (MBA) U.S. Refinancing Index Seasonally-Adjusted, declined by about 11%; however, overall purchasing activity, as measured by the MBA Purchase Index Seasonally-Adjusted, increased by about 5%. The combination of these factors has resulted in aggregate prepayment rates across all three agencies (Freddie Mac, Fannie Mae, and Ginnie Mae) being flat year-over-year (YoY). Overall gross issuance for Agency MBS was approximately $1.3 trillion, which is slightly lower than the previous year’s. This isn’t surprising given the relatively benign prepayment activity in the market. In regards to spreads, 30-year current coupon spreads against blended 5/10 UST tightened until the new calendar year when spreads started widening by about 15 bps, resulting in a net spread change of about 17 bps YoY.

•	Non-Agency Mortgage-Backed Securities (Non-Agency MBS)

For the 12-month period ended March 31, 2018, spreads tightened 60 to 90 bps across the capital stack. The strong performance of the sector was supported by both technical and fundamental factors. The sector continued to decrease in size as legacy paydowns outpace new issuance volumes. Representations and warranties settlements have also been catalysts for tightening within the sector. Home prices rose across the country with the latest S&P CoreLogic Case-Shiller Home Price Index up 6.2% annually. New issuance volumes were primarily composed of non-performing and re-performing loan transactions, Agency credit risk transfer deals and securities backed by prime collateral (Jumbo 2.0 securities). Non-qualifying mortgages saw the largest percentage increase during the period as lenders looked for innovative ways to increase origination volumes during this strong housing cycle.

•	Commercial Mortgage-Backed Securities (CMBS)

For the 12-month period ended March 31, 2018, new issue CMBS spreads tightened alongside broader credit and equity indices. While 2017 saw meaningful spread tightening due to the post-election risk-on sentiment, the first quarter of 2018 saw increased volatility as rates moved higher. Despite a meaningful pullback in foreign investment and transaction volume through 2017, the Moody’s/RCA Commercial Property Price Index (CPPI) increased by 8% on the national level, 9% in major markets, and 7% in non-major markets. While retail sector concern grew rampant throughout 2017 amongst store closures and bankruptcies, retail CPPI increased by 2.8% for the reporting period. The Bloomberg Barclays U.S. CMBS Index ERISA Eligible Total Return Value returned 1.12%, underperforming the broader Bloomberg Barclays U.S. Aggregate Bond Index return of 1.20%. For the period, 10-year AAA last cash flows (LCF) tightened by 12 bps to 82 bps over swaps, while BBB- bonds tightened by 110 bps to 330 bps over swaps. On the new issue front, $90.4 billion priced during the 12-month reporting period as compared to $60.8 billion from April 2016 through March 2017. Single-asset single-borrower (SASB) deals were up about 154% and continued to be the driver of new issuance, as compared to conduit deals which were up about 9%. Due to broad market consensus for a rising rate environment, there is continual demand for short-duration, floating-rate investments, which is one of the reasons for the robust issuance of SASB over conduit CMBS. The Trepp CMBS Delinquency Rate for U.S. Commercial Real Estate loans has fallen in nine of the last 12 months and is now 4.55%, 82 bps lower YoY.

•	Emerging Markets (EM) Debt

For the 12-month period ended March 31, 2018, U.S. dollar (USD)-denominated EM fixed income sovereign and corporate bonds indices, represented by the JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified and the JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified 1-3 Year Index, respectively, posted single digit returns of 4.30% and 2.04%, respectively. EM debt performance was positive and both the sovereign and corporate indices tightened moderately over the period with generally positive global economic data. Sentiment around EM and risk assets in general, however, was affected by concerns over rising global interest rates, heightened trade tensions, and elevated market volatility in the first quarter of 2018. EM High Yield (HY) credits outperformed their Investment Grade counterparts over the 12-month period. At the regional level, Africa and Latin America led performance across both the EM dollar-denominated sovereign and corporate indices.

Annual Report	March 31, 2018	5

Financial Markets Highlights (Cont.)	(Unaudited) March 31, 2018

•	International Sovereign

For the 12-month period ended March 31, 2018, the FTSE World Government Bond Index (WGBI) rose 8.49%. The positive performance was driven by foreign exchange (FX) appreciation relative to the dollar. Global government yields generally rose over the period on improving economic data and firming inflation expectations globally, as well as concerns about reduced monetary accommodation from developed market central banks. The U.S. Dollar (USD), as indicated by the USD Index (DXY), was markedly weaker against its G-10 peers during the period on concerns over rising U.S. twin deficits, heightened trade tensions and mixed economic data. The Trump Administration successfully passed tax reform legislation, announced increased infrastructure spending, but also enacted protectionist trade policy measures. The Federal Reserve (Fed) raised interest rates in its June 2017, November 2017, and March 2018 policy meetings, and has signaled further rate hikes this year. The Bank of Japan kept monetary policy broadly unchanged over the period, but trimmed its monthly asset purchases in early January due to technical constraints rather than an overt policy change, but this was viewed as a signal of future policy tightening. The Japanese Yen has been the best performing G-10 currency during 2018, benefiting from its “safe-haven” status against a backdrop of elevated market volatility. The European Central Bank kept interest rates unchanged and extended its Quantitative Easing program until September 2018. However, it reduced the monthly pace of bond purchases and dropped its pledge to increase asset purchases if needed, which was seen as a hawkish signal. The Euro was the best performing G-10 currency over the 12-month period. The Bank of England raised interest rates for the first time in a decade in its November 2017 meeting, and the UK government and the European Union reached an agreement on the broad terms of a Brexit transition deal.

•	Investment Grade (IG) Credit

For the 12-month period ended March 31, 2018, IG credit, as measured by the Bloomberg Barclays U.S. Credit Index, recorded a total return of 2.59%. Spreads started the period at 112 bps over duration-matched UST, tightened through February of 2018 to a multi-year low of 81 bps, and ended the 12-month period at 103 bps. Yields during the period rose from a low of 2.95% on September 5, 2017 to end at 3.68%. The largest outperformance came from the Energy and Metals & Mining sectors. Metals & Mining returned 7.66% and Refining (a subsector of Energy) returned 7.06%. The worst performing sectors were Other Financial, returning -1.08% and Finance Companies, returning -0.17%. The new issue market during this period was active with $1.4 trillion of gross new issuance, yet down slightly from the 12-month period ending March 31, 2017. Net new issuance was also down slightly to $538 billion.

•	Bank Loans

For the 12-month period ended March 31, 2018, the S&P/LSTA Leveraged Loan Index returned 4.43%. There was notable outperformance at the lower end of the credit quality spectrum as risk assets performed well in the period. CCC-rated loans rose 8.3% compared to returns of 4.6% for single B-rated loans and 4.0% for BB-rated loans. The top performing sectors were Automotive, Forest Products, and Conglomerates, which returned 6.16%, 6.05%, and 5.88%, respectively. There was only one negative returning sector—Cosmetics-Toiletries—which posted a negative return of 2.15%. The weighted-average bid price of the S&P/LSTA Leveraged Loan Index at the end of March 2018 was $98.42, up slightly from $98.22 in March 2017. The trailing 12-month default rate (by issuer count) remained low but rose from 1.36% in March 2017 to 1.93% in March 2018.

•	U.S. High Yield (HY)

For the 12-month period ended March 31, 2018, the Bloomberg Barclays U.S. High Yield Corporate Index returned 3.78%. Longer-maturity bonds outperformed intermediate bonds, and bonds with lower credit ratings outpaced those with higher ratings, with Caa-rated issues returning 5.78%, while B-rated issues returned 3.29% and Ba-rated issues returned 3.47%. For the period, notable outperformers by industry were Refining, Tobacco and Transportation Services. Underperforming sectors over the period were Supermarkets and Office Real Estate Investment Trusts (REITs).

•	Collateralized Loan Obligations (CLOs)

For the 12-month period ended March 31, 2018, total CLO issuance was $132.77 billion with an average monthly issuance of $11.06 billion. February 2018 was the highest monthly issuance for the last 36 months ending March 31, 2018. Spreads across the capital stack tightened to post-crisis tights. Over the past 12-months, London Interbank Offered Rate (LIBOR) has risen by 115 bps. In February 2018, the United States Court of Appeals for the District of Columbia ruled that qualifying CLO managers are not subject to the risk retention requirements of the Dodd-Frank Act. Prior to this decision, the market was expecting these risk retention

6	DoubleLine Funds Trust

(Unaudited) March 31, 2018

requirements to be in place permanently and managers had created solutions to address them. Deals issued prior to February 2018 were generally designed to be risk retention compliant. The court’s decision appears to have allowed managers that had struggled with risk retention compliance to reenter the market.

•	Global Equities

For the 12-month period ended March 31, 2018, Global Equities, as measured by the Morgan Stanley Capital International All-Country World Index (MSCI ACWI), were up 15.44%. U.S. equities produced positive returns with the S&P 500® Index returning 13.99% during the period. European equities underperformed the broader market, with the Eurostoxx 50 Index returning -0.47%. Asian equity markets generally posted positive returns, with Japanese equities, as measured by the Nikkei 225 Index, up 14.57%. Chinese equities, as measured by the Shanghai Composite Index, underperformed the broader market returning only up 0.74%. EM equities, as measured by the Morgan Stanley Capital International Emerging Markets Index (MSCI EM), outperformed the broader market, up 23.88% over the period.

•	Commodities

For the 12-month period ended March 31, 2018, the broad commodity market rallied by 3.71% and 12.49%, as measured by the Bloomberg Commodity Index Total Return (BCOM) and S&P Goldman Sachs Commodity Index (GSCI), respectively. The best performing sector during this period was Energy, up 22.26%, as Brent crude and West Texas Intermediate crude surged 30.41% and 22.76%, respectively. Precious Metals rallied 1.96%, with Gold increasing 3.97% while Silver declined by 13.02%. Industrial Metals rallied 8.43% as Copper and Nickel appreciated considerably, with returns of 12.32% and 29.76%, respectively. During the period, the Agriculture sector declined 8.17% with Cocoa being the best performer with a return of 18.38%, while sugar was the worst performer with a return of -29.69%. Livestock declined 4.63% with lean hogs and live cattle both decreasing in value by 2.57% and 8.13%, respectively.

•	Infrastructure Debt

For the 12-month period ended March 31, 2018, investor demand for Infrastructure-related assets remained robust. Private markets continued to support investment in Infrastructure projects both domestically and globally, while Infrastructure-related policy plans out of Washington remained a work in progress. We have seen an increase in the volume of Infrastructure assets financed through structured product instruments over the period with the fastest growing sector being Renewable Energy. Internationally, multiple transactions financing a wide array of Infrastructure assets were introduced to the market, most notably a metro in Central America and power generation assets in South America and the Middle East.

•	Asset-Backed Securities (ABS)

For the 12-month period ended March 31, 2018, ABS gross new issuance was $208 billion. New issuance volumes were mostly driven by Auto ABS and non-traditional ABS sectors such as Whole Business Securitization and Aviation Leasing. The buyer base for ABS expanded with significant interest from foreign entities, which further compressed spreads in both primary and secondary trading. Further expanding the ABS investor base, an increase in whole business securitization attracted traditional corporate debt buyers into the sector. While underlying fundamentals remain strong, the market experienced an uptick in delinquencies in the Consumer Credit sector. The Bloomberg Barclays U.S. ABS Index returned 0.62% over the period.

•	U.S. Large Cap Equities

For the 12-month period ended March 31, 2018, the dominant characteristic of the U.S. equity markets was historically low volatility coupled with a steady series of all-time highs for the S&P 500 ® Index. January 2018 marked the 15th month in a row of positive returns for the Index, and by late January the Index returned over 23.52% from its March 2017 level. This brought equity valuations, as measured by the CAPE® ratio, to levels seen only in the 1920s and late 1990s, while the Chicago Board of Exchange Volatility Index (VIX) closed at an all-time low of 9.14% in November 2017. The market changed course in early February 2018, prompted by concerns of rising interest rates following the January payroll report. The S&P 500® Index fell by over 10% (intra-day levels) over the course of six trading days. The VIX spiked intraday to over 50%, a level seen only during the global financial crisis and briefly in August 2015. The S&P 500® Index ultimately closed the 12-month period up 13.99%.

Annual Report	March 31, 2018	7

Financial Markets Highlights (Cont.)	(Unaudited) March 31, 2018

•	Government Securities

For the 12-month period ended March 31, 2018, the Fed kicked off the balance sheet renormalization process, had a new chairman in place, and continued to stick to its plan of gradual interest rate increases. Those changes received different levels of reaction in the rates market. For the majority of 2017, UST had largely traded range-bound. In fact, the benchmark 10-year yield closed almost exactly at the same level as the end of the first quarter 2017. Bond market volatility also slipped to all-time low levels, according to the Merrill Lynch Option Volatility Estimate Index (MOVE). However, the tide turned in 2018, as yields started moving upwards amid the fallout of the tax cut bill. 10-year rate volatility also spiked in early February of 2018 but erased most of the increase later. The U.S. rates market as a whole returned 0.43%, as measured by the Bloomberg Barclays U.S. Treasury Total Return Index. Treasury Inflation-Protected Securities (TIPS), as measured by the Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Index Total Return, returned 0.92%.

8	DoubleLine Funds Trust

Management’s Discussion of Fund Performance	(Unaudited) March 31, 2018

DoubleLine Total Return Bond Fund

For the 12-month period ended March 31, 2018, the DoubleLine Total Return Bond Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index return of 1.20%. The UST curve flattened during this time with 2-year and 10-year yields up 101 bps and 35 bps, respectively. The outperformance was due to both duration positioning and sector allocation. The Fund’s duration was 4.31 years as of March 31, 2018, about two years shorter compared with the Index’s duration of 6.31 years, which we believe helped mitigate price declines during the rate sell-off. Spreads tightened across credit-sensitive assets, particularly in lower rated securities like High Yield corporate credit and non-rated structured assets; however, it is worth noting that the Index’s primary credit exposure is in IG, or higher rated bonds. The Index also has no exposure to non-Agency MBS, which was the largest driver of the Fund’s outperformance. The Fund’s exposure to other securitized credit including ABS, CMBS, and CLOs was accretive to performance primarily due to interest income. Agency MBS contributed positive total return; however, prices declined across the sector due to the relatively long duration of this sector.

Period Ended 3-31-18	1-Year
I-Share	2.19%
N-Share	1.93%
Bloomberg Barclays U.S. Aggregate Bond Index	1.20%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Core Fixed Income Fund

For the 12-month period ending March 31, 2018, the DoubleLine Core Fixed Income Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index return of 1.20%. Overall, the UST curve flattened over this period with 2-year and 10-year yields increasing 101 bps and 35 bps, respectively. The Fund’s lower duration sectors—such as non-Agency MBS, CMBS and ABS—experienced an increase in prices as spreads tightened while floating rate CLO positions experienced higher interest returns as short rates rose. HY Corporate debt returns were positive on the year as spreads tightened by 43 bps according to the High Yield component of the Bloomberg Barclays U.S. Credit Index. IG corporate debt followed a similar trend as spreads tightened to multi-year lows according to the Corporate component of the Bloomberg Barclays U.S. Credit Index. Government, Municipal, and Agency MBS bonds were the lowest performing sectors due to the sell-off in rates; however, Agency MBS total returns were positive for the year due to interest income.

Period Ended 3-31-18	1-Year
I-Share	2.51%
N-Share	2.26%
Bloomberg Barclays U.S. Aggregate Bond Index	1.20%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Emerging Markets Fixed Income Fund

For the 12-month period ended March 31, 2018, the DoubleLine Emerging Markets Fixed Income Fund underperformed the JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified. The Fund’s underperformance relative to the benchmark was driven by the Fund shifting to a more cautious portfolio positioning during the 12-month period with a shorter duration of 3.73 years versus the Index duration of 6.79 years, larger weighting in IG credits, and higher allocation to Asian credits relative to the Index. Over the 12-month period, front-end UST yields rose more than long-end yields, EM IG credits underperformed their HY counterparts, and Asian credits lagged in performance relative to other regional peers. The Fund was also underweight credits in Africa, which was the best performing region in the Index. The Fund’s underperformance was partially offset by the Fund’s relative overweight to Latin American credits, which outperformed most other regional peers during the period.

Period Ended 3-31-18	1-Year
I-Share	3.30%
N-Share	3.14%
JP Morgan EMBI Global Diversified	4.30%

For additional performance information, please refer to the “Standardized Performance Summary.”

Annual Report	March 31, 2018	9

Management’s Discussion of Fund Performance (Cont.)	(Unaudited) March 31, 2018

DoubleLine Multi-Asset Growth Fund

For the 12-month period ended March 31, 2018, the DoubleLine Multi-Asset Growth Fund produced positive returns but underperformed the S&P 500® Index’s return of 13.99% and the Blended Benchmark return of 11.71%. The Fund’s equity strategy, part of which was executed through the use of derivatives, was a contributor to performance but underperformed Global Equities, which were up 15.44%, as measured by the MSCI ACWI. U.S. and EM Equities contributed to performance while European equities detracted from relative performance. The fixed income sleeve underperformed the Bloomberg Barclays Global Aggregate Bond Index return of 6.97%. Positions in Bank Loans, CLOs, ABS, and non-Agency MBS contributed to relative performance while a position in Puerto Rico General Obligation bonds and select mortgage REITs detracted from performance. Currency forwards contributed to performance with short USD positions versus the Euro, British Pound, and Japanese Yen adding to performance. Real Assets contributed to performance driven by a long position in gold futures and a systematic long/short swap commodity strategy implemented through swaps.

Period Ended 3-31-18	1-Year
I-Share	6.80%
A-Share
Without Load	6.57%
With Load	2.05%
S&P 500® Index	13.99%
Blended Benchmark*	11.71%

*	Blended Benchmark: 60% MSCI ACWI, 40% Bloomberg Barclays Global Aggregate Bond Index.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Low Duration Bond Fund

For the 12-month period ended March 31, 2018, the DoubleLine Low Duration Bond Fund outperformed the ICE Bank of America/Merrill Lynch 1-3 Year UST Index return of 0.03%, posting a return of 1.82%. UST yields increased across the entire intermediate Treasury curve during this period. Specifically, the 1-, 2- and 3-year portions of the curve rose by 1.07%, 1.01%, and 0.89%, respectively. The Fund’s outperformance can largely be attributed to a combination of maintaining an average duration over the period that was 0.5 years shorter than the ICE Bank of America/Merrill Lynch 1-3 Year UST Index, and owning credit risk during a period when credit spreads generally tightened (e.g. Bank Loan spreads as proxied by the S&P/LSTA Leveraged Loan Index tightened by 41 bps). Within the Fund, CMBS and Bank Loans were the best performing sectors due to an increase in the Fund’s short-term rates with 50% of CMBS holdings being floating rate and 100% of the Fund’s Bank Loans being floating rate. The Fund’s asset allocation mix over this period reflected an increase to Bank Loans and a decrease in allocations to both UST and IG corporate credit, which occurred at the end of August.

Period Ended 3-31-18	1-Year
I-Share	1.82%
N-Share	1.57%
ICE Bank of America/Merrill Lynch 1-3 Year U.S. Treasury Index	0.03%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Floating Rate Fund

For the 12-month period ended March 31, 2018, the DoubleLine Floating Rate Fund underperformed the S&P/LSTA Leveraged Loan Index. The Fund generally maintained an overweight position in single-B credits and an underweight position in BB and CCC credits. The overweight position in single-B credits positively impacted performance. BB-rated loans did not keep pace with the broader market, so the Fund’s underweight position in these loans benefited performance. The underweight position in CCC-rated loans was a drag on performance given that this ratings class dramatically outperformed the Index. The Fund held overweight exposures in Electronics-Electrical and Healthcare that were beneficial to overall performance. An underweight position in Utilities detracted from performance

10	DoubleLine Funds Trust

(Unaudited) March 31, 2018

given this sector’s outperformance. The small positions in HY bonds and CLO liabilities were accretive to performance and were driven by credit selection, while the small cash position was dilutive to overall performance.

Period Ended 3-31-18	1-Year
I-Share	4.39%
N-Share	4.02%
S&P/LSTA Leveraged Loan Index	4.43%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Shiller Enhanced CAPE®

For the 12-month period ended March 31, 2018, the DoubleLine Shiller Enhanced CAPE® underperformed the S&P 500® Index return of 13.99%. The underperformance of the Fund relative to the S&P 500® Index was driven by the underperformance of the Shiller Barclays CAPE® U.S. Sector TR USD Index, which the Fund gained exposure to through the use of excess return swaps. Such underperformance was partially offset by the positive returns of the fixed income portfolio. Over the course of the 12 months, the Shiller Barclays CAPE® Index was exposed to five of the S&P 500® sectors: Consumer Discretionary, Consumer Staples, Healthcare, Industrials, and Technology. With the exception of Consumer Staples, all of these sectors delivered positive returns while they were constituents of the Shiller Barclays CAPE® Index. Technology was the best performing constituent, followed by Consumer Discretionary and Healthcare. The fixed income portfolio contributed positively to performance for the period. All sectors within the portfolio generated positive returns, with the best returns coming from Bank Loans, CMBS, and Agency and non-Agency MBS.

Period Ended 3-31-18	1-Year
I-Share	12.40%
N-Share	12.06%
Shiller Barclays CAPE® U.S. Sector TR USD Index	12.55%
S&P 500® Index	13.99%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Flexible Income Fund

For the 12-month period ended March 31, 2018, the DoubleLine Flexible Income Fund outperformed the ICE Bank of America/Merrill Lynch 1-3 Year Eurodollar Index return of 0.76%. Over this time period, the Fed hiked the Federal Funds Target Rate three times and the UST yield curve flattened with 2-year yields increasing by about 1.01%, 10-year yields increasing by about 0.35%, and 30-year yields decreasing by about 0.04%. Global Sovereigns was the top performing sector over the period as the weakening of the UST benefitted non-USD denominated holdings in the portfolio. Bank Loans and CLOs also outperformed as floating rate assets benefitted from the increase in short term UST yields over the period. Structured products posted strong performance over the period as the interest income generated from ABS, CMBS and non-Agency MBS positions more than offset the negative price impact from rising benchmark UST yields. UST was the only sector to underperform the benchmark as rising rates negatively impacted the price of these securities.

Period Ended 3-31-18	1-Year
I-Share	3.94%
N-Share	3.69%
LIBOR* USD 3 Month	1.44%
ICE Bank of America/Merrill Lynch 1-3 Year Eurodollar Index	0.76%

*	LIBOR stands for the London Interbank Offered Rate.

For additional performance information, please refer to the “Standardized Performance Summary.”

Annual Report	March 31, 2018	11

Management’s Discussion of Fund Performance (Cont.)	(Unaudited) March 31, 2018

DoubleLine Low Duration Emerging Markets Fixed Income Fund

For the 12-month period ended March 31, 2018, the DoubleLine Low Duration Emerging Markets Fixed Income Fund underperformed the JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified 1-3 Year Index. The Fund’s underperformance relative to the benchmark was driven by the larger weighting in IG credits and overweight position in Asian credits versus the Index. Over the period, EM IG corporate credits and Asian credits underperformed versus their regional peers. The Fund was also underweight in Africa, which was the best performing region in the Index. The Fund’s underperformance was partially offset by the Fund’s relative overweight to Latin American credits, which outperformed most other regional peers during the period.

Period Ended 3-31-18	1-Year
I-Share	1.37%
N-Share	1.10%
JP Morgan CEMBI Broad Diversified 1-3 Year Index	2.04%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Long Duration Total Return Bond Fund

For the 12-month period ended March 31, 2018, the DoubleLine Long Duration Total Return Bond Fund underperformed the Bloomberg Barclays U.S. Long Government/Credit Index return of 5.09%. For that period, yields across most of the UST curve increased with 2-year yields increasing by about 101 bps and 10-year yields increasing by about 35 bps. The Government portion of the Fund outperformed the Index’s Government exposure during this period. The outperformance was primarily attributed to accretive security selection as Agency debentures and conventional UST in the Fund, which were exposed to less interest rate movements at the far end of the curve, outperformed securities at the 7- to 15-year portion of the curve. In contrast, the Fund’s exposure to Agency MBS underperformed corporate credit as the corporate space experienced a sharp rally with spreads tightening to near historic levels; however, it is worth noting that the first quarter of 2018 saw the most material widening in the long corporate space since the Energy sell-off back at the end of 2015. Not surprisingly, Agency MBS outperformed for the first quarter of this year, as LCF Z-bonds performed well against the corporate credit sector. Z-bonds are LCF tranche, principal accreting bonds that defer principal payments to other tranches until those other tranches get paid off; as a result, Z-bonds typically have a longer average life relative to other tranches within the CMO deal. As of the end of the period, the Fund continued to utilize a combination of UST, futures, and U.S. TIPS to help manage the duration and convexity profile of the Fund as a whole. Additionally, the Fund has maintained a slightly shorter duration of 14.49 years compared to its benchmark, which had a duration of 15.22 years for this reporting period.

Period Ended 3-31-18	1-Year
I-Share	2.74%
N-Share	2.48%
Bloomberg Barclays U.S. Long Government/Credit Index	5.09%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Strategic Commodity Fund

For the 12-month period ended March 31, 2018, the DoubleLine Strategic Commodity Fund outperformed the BCOM. The broad commodity market rallied in this period as the BCOM increased by 3.71% while the S&P GSCI increased by 12.49%. The Morgan Stanley Backwardation Focused Multi-Commodity Index (BFMCISM) (beta exposure) increased by 15.13% over the period, while the DoubleLine Commodity Long Short Strategy (DCLS), a systematic long/short commodity strategy implemented through swaps, increased by 13.04%. The outperformance relative to the BCOM was driven by the outperformance of the Morgan Stanley BFMCISM, which the Fund gained exposure to through the use of excess return swaps, and the outperformance of the DCLS. The Fund’s use of derivative instruments to gain exposure to commodities during the period facilitated investment of the Fund’s remaining assets in UST obligations and those positions added incremental return in the period.

Period Ended 3-31-18	1-Year
I-Share	14.03%
N-Share	13.79%
Bloomberg Commodity Index Total Return	3.71%

For additional performance information, please refer to the “Standardized Performance Summary.”

12	DoubleLine Funds Trust

(Unaudited) March 31, 2018

DoubleLine Global Bond Fund

For the 12-month period ended March 31, 2018, the DoubleLine Global Bond Fund posted high single-digit returns, but modestly underperformed its benchmark, the FTSE World Government Bond Index (WGBI), which returned 8.49%. Positive performance over the period was led primarily by FX appreciation against the USD, as indicated by the DXY, which fell over each quarter of the period. The Fund benefitted from overweight positions in Portugal, Ireland and the Central Eastern Europe countries, such as the Czech Republic, Poland and Hungary, but relative performance to the benchmark was hurt by the Fund’s underweight positioning in Italy, France and the UK, which all outperformed during the period.

Period Ended 3-31-18	1-Year
I-Share	7.96%
N-Share	7.77%
FTSE World Government Bond Index	8.49%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Infrastructure Income Fund

For the 12-month period ended March 31, 2018, the DoubleLine Infrastructure Income Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index return of 1.20%. Sector allocations to Infrastructure-related ABS, U.S. Corporates and EM Bonds all generated positive total returns during the period. ABS was the best performing sector due to a short duration profile and strong carry. Within ABS, the largest contributions came from the Aircraft and Maritime Shipping sub-sectors. Within EM and U.S. Corporates, Transportation and Energy related assets were the largest contributors.

Period Ended 3-31-18	1-Year
I-Share	2.67%
N-Share	2.54%
Bloomberg Barclays U.S. Aggregate Bond Index	1.20%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Ultra Short Bond Fund

For the 12-month period ended March 31, 2018, the DoubleLine Ultra Short Bond Fund’s Class I shares outperformed the ICE Bank of America/Merrill Lynch 3-Month Treasury Bill Index return of 1.11%. 3-month UST bill yields increased 0.96% to end the first quarter at 1.71%. 3-month LIBOR increased 1.16% to end the first quarter at 2.31%. Within the Fund, corporate credit outperformed Treasury bills as corporate spreads tightened during this time, as measured by the Bloomberg Barclays Capital U.S. 1-3 Year Credit Index. The relative outperformance of corporate credit was due to the Fund being overweight commercial paper and floating rate notes, which benefited from the rise in LIBOR.

Period Ended 3-31-18	1-Year
I-Share	1.31%
N-Share	0.95%
ICE Bank of America/Merrill Lynch 3-Month Treasury Bill Index	1.11%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Shiller Enhanced International CAPE®

For the 12-month period ended March 31, 2018, the DoubleLine Shiller Enhanced International CAPE® underperformed the MSCI Europe Net Return USD Index, which returned 14.49%. The underperformance of the Fund relative to the benchmark was due to the underperformance of the Shiller Barclays CAPE® Europe Sector Net Total Return Index, which the Fund gained exposure to through the use of excess return swaps. Over the course of the 12-month period, the Shiller Barclays CAPE® Europe Sector Net Total Return Index was exposed to seven individual sectors: Consumer Discretionary, Consumer Staples, Energy, Healthcare, Materials, Utilities, and

Annual Report	March 31, 2018	13

Management’s Discussion of Fund Performance (Cont.)	(Unaudited) March 31, 2018

Telecommunications. The Utilities sector was a constituent of the Shiller Barclays CAPE® Europe Sector Net Total Return Index for the entire period, while the other six sectors were constituents for a portion of the period. The fixed income collateral portfolio provided positive returns during the period.

Period Ended 3-31-18	1-Year
I-Share	9.92%
N-Share	9.56%
MSCI Europe Net Return USD Index	14.49%

For additional performance information, please refer to the “Standardized Performance Summary.”

Past Performance is not a guarantee of future results.

Opinions expressed herein are as of March 31, 2018 and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus.

The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedules of Investments for a complete list of Fund holdings.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities.

Investments in securities related to real estate may decline in value as a result of factors affecting the real estate industry.

Investments in debt securities typically decline in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Funds may invest in foreign securities (or derivatives which give exposure to foreign securities) which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors.

In addition, the Funds may invest in other asset classes and investments such as, among others, REITs, credit default swaps, short sales, derivatives and smaller companies which include additional risks.

Commodity-linked derivative instruments may involve additional costs and risks such as changes in commodity index volatility or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Investing in derivatives could result in losing more than the amount invested.

Equities may decline in value due to both real and perceived general market, economic, and industry conditions.

Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. Exchange-traded fund investments involve additional risks such as the market price trading at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares.

Floating rate loans and other floating rate investments are subject to credit risk, interest rate risk, counterparty risk and financial services risks, among others.

Additional principal risks for the Funds can be found in the prospectus.

Diversification does not assure a profit or protect against loss in a declining market.

Credit ratings from Moody’s Investor Services, Inc. (“Moody’s”) range from the highest rating of Aaa for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of C for the lowest rated class of bonds. Credit ratings from S&P Global Ratings (“S&P”) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default. In limited situations when the rating agency has not issued a formal rating, the rating agency will classify the security as nonrated.

Credit ratings are determined by the highest available credit rating from any Nationally Recognized Statistical Rating Organization (“NRSRO”, generally S&P, Moody’s and Fitch Ratings, Inc.). DoubleLine chooses to display credit ratings using S&P’s rating convention, although the rating itself might be sourced from another NRSRO.

Barclays Bank PLC and its affiliates (“Barclays”) is not the issuer or producer of DoubleLine Shiller Enhanced CAPE ® (the “Fund”) and Barclays has no responsibilities, obligations or duties to investors in the Fund. The Shiller Barclays CAPE® US Sector USD Index (the “Index”) is a trademark owned by Barclays Bank PLC and licensed for use by the Fund. While the Fund may execute transaction(s) with Barclays in or relating to the Index, Fund investors acquire interests solely in the Fund and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Barclays upon making an investment in the Fund. The Fund is not sponsored, endorsed, sold or promoted by Barclays and Barclays makes no representation regarding the advisability of the Fund or use of the Index or any data included therein. Barclays shall not be liable in any way to the Fund, investors or to other third parties in respect of the use or accuracy of the Index or any data included therein.

The Shiller Barclays CAPE® US Index Family (the “Index Family”) has been developed in part by RSBB-I, LLC, the research principal of which is Robert J. Shiller. RSBB-I, LLC is not an investment advisor and does not guarantee the accuracy and completeness of the Index Family or any data or methodology either included therein or upon which it is based. RSBB-I, LLC shall have no liability for any errors, omissions or interruptions therein and makes no warranties expressed or implied, as to the performance or results experienced by any party from the use of any information included therein or upon which it is based, and expressly disclaims all warranties of the merchantability or fitness for a particular purpose with respect thereto, and shall not be liable for any claims or losses of any

14	DoubleLine Funds Trust

(Unaudited) March 31, 2018

nature in connection with the use of such information, including but not limited to, lost profits or punitive or consequential damages even, if RSBB-I, LLC is advised of the possibility of same. Shiller Barclays CAPE® US Sector TR USD Index incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE® (Cyclically Adjusted Price Earnings) ratio (the “CAPE® Ratio”). It aims to identify undervalued sectors based on a modified CAPE® Ratio, and then uses a momentum factor to seek to mitigate the effects of potential value traps.

ICE Bank of America/Merrill Lynch 3-Month Treasury Bill Index—This index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

ICE Bank of America/Merrill Lynch 1-3 Year U.S. Treasury Index—This index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

ICE Bank of America/Merrill Lynch 1-3 Year Eurodollar Index—This Index is a subset of the BAML Eurodollar Index including all securities with a remaining term to final maturity less than 3 years. The BAML Eurodollar Index tracks the performance of US dollar-denominated investment grade quasigovernment, corporate, securitized and collateralized debt publicly issued in the eurobond markets.

Basis Point (bp)—A unit that is equal to 1/100th of 1%.

Beta—The measure of a mutual fund’s volatility in relation to the market. By definition, the market has a beta of 1.0, and individual mutual funds are ranked according to how much they deviate from the market. A beta of above 1.0 means the fund swings more than the market. If the fund moves less than the market, the beta is less than 1.0.

Bloomberg Barclays Global Aggregate Bond Index—This index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

Bloomberg Barclays Capital U.S. 1-3 Year Credit Index—This index measures the performance of investment grade corporate debt and sovereign, supranational, local authority, and non-US agency bonds that have a remaining maturity of at least one year and less than three years.

Bloomberg Barclays U.S. ABS Index—This index represents the ABS component of the Bloomberg Barclays U.S. Aggregate Index. It includes securities whose value and income payments are derived from and collateralized (‘or backed”) by a specified pool of underlying assets including credit cards, auto loans, etc.

Bloomberg Barclays U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bloomberg Barclays U.S. Credit Index—This index is the US Credit component of the US Government/Credit Index and consists of publically issued US corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. The US Credit Index is the same as the former US Corporate Investment Grade Index.

Bloomberg Barclays U.S. CMBS Index ERISA Eligible Total Return Value—This index measures the performance of investment grade commercial mortgage-backed securities, which are classes of securities that represent interests in pools of commercial mortgages, and includes only ERISA-eligible CMBS.

Bloomberg Barclays U.S. High Yield Corporate Index—An index that covers the universe of fixed rate, non-investment grade debt. Eurobonds and debt issuer from countries designated as emerging markets (e.g. Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeros, step-up coupon structures, 144As and pay-in-kind (PIK, as of October 1, 2009) are also included.

Bloomberg Barclays U.S. Long Government/Credit Index—The index includes publicly issued U.S. Treasury debt, U.S. government agency debt, taxable debt issued by U.S. states and territories and their political subdivisions, debt issued by U.S. and non-U.S. corporations, non-U.S. government debt and supranational debt.

Bloomberg Barclays U.S. MBS Index—This index measures the performance of investment grade fixed-rate mortgage-backed pass-through securities of the Government-Sponsored Enterprises (GSEs): Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Bloomberg Barclays U.S. Treasury Total Return Index—The U.S. Treasury component of the U.S. Government index. This index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more.

Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Index Total Return—This index measures the performance of the U.S. Treasury Inflation-Protected Securities (TIPS) market. Federal Reserve holdings of U.S. TIPS are not Index eligible and are excluded from the face amount outstanding of each bond in the Index.

Bloomberg Commodity Index Total Return (BCOM)—An index calculated on an excess return basis that reflects commodity futures price movements. The index rebalances annually weighted 2/3 by trading volume and 1/3 by world production and weight-caps are applied at the commodity, sector and group level for diversification. Roll period typically occurs from 6th-10th business day based on the roll schedule.

Chicago Board of Exchange Volatility Index (VIX)—This index shows the market’s expectation of 30-day volatility. This index is constructed using the implied volatilities of a wide range of S&P 500 index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The VIX is a widely used measure of market risk and is often referred to as the “investor fear gauge.”

Convexity—A measure of the curvature in the relationship between bond prices and bond yields that demonstrates how the duration of a bond changes as the interest rate changes. Convexity is used as a risk-management tool, and helps to measure the amount of market risk to which a portfolio of bonds is exposed.

Duration—A measure of the sensitivity of a price of a fixed income investment to a change in interest rates, expressed as a number of years.

Eurostoxx 50 Index—A stock index of Eurozone stocks designed by STOXX, an index provider owned by Deutsche Borse Group and SIX group, with the goal of providing a blue-chip representation of Supersector leaders in the Eurozone.

Freddie Mac U.S. 15-year Commitment Rates—The interest rate charged by Freddie Mac to lend money to a qualified borrower on a 15-year fixed-rate mortgage loan.

Freddie Mac U.S. 30-year Commitment Rates—The interest rate charged by Freddie Mac to lend money to a qualified borrower on a 30-year fixed-rate mortgage loan.

FTSE World Government Bond Index (WGBI)—This index measures the performance of fixed-rate, local currency, investment grade sovereign bonds. The WGBI is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. The WGBI provides a broad benchmark for the global sovereign fixed income market. Sub-indices are available in any combination of currency, maturity, or rating.

G-10—A group of the major industrialized countries whose mission is to create a more stable world economic trading environment through monetary and fiscal policies. The group is comprised of: Belgium, Canada, France, Germany, Italy, Japan, the Netherlands, Sweden, Switzerland, the United Kingdom and the United States.

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Management’s Discussion of Fund Performance (Cont.)	(Unaudited) March 31, 2018

Investment Grade (IG)—Securities rated AAA to BBB- are considered to be investment grade. A bond is considered investment grade if its credit rating is BBB- or higher by Standard & Poor’s or Baa3 by Moody’s. Ratings based on corporate bond model. The higher the rating, the more likely the bond is to pay back at par/$100 cents on the dollar. AAA is considered the highest quality and the lowest degree of risk. They are considered to be extremely stable and dependable.

JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified 1-3 Year Index—This index is a market capitalization weighted index consisting of US-denominated Emerging Market corporate bonds with 1-3 year maturity. It is a liquid global corporate benchmark representing Asia, Latin America, Europe and the Middle East/Africa.

JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified—This Index is a uniquely-weighted version of the EMBI Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by EMBI Global. There is also a high yield sub-index and investment grade sub-index which are subsets of the EMBI.

Last Cash Flow (LCF)—The last revenue stream paid to a bond over a given period.

London Interbank Offered Rate (LIBOR)—An indicative average interest rate at which a selection of banks known as the panel banks are prepared to lend one another unsecured funds on the London money market.

Merrill Lynch Option Volatility Estimate Index (MOVE)—A yield curve weighted index of the normalized implied volatility on 1-month Treasury options.

Moody’s/RCA Commercial Property Price Index (CPPI)—A time series of unleveraged U.S. commercial property values that captures the prices at which commercial real estate transactions are currently being negotiated and contracted.

Morgan Stanley Backwardation Focused Multi-Commodity Index (MS BFMCISM)—An index comprised of futures contracts selected based on (i) the contracts’ historical backwardation relative to other commodity-related futures contracts and (ii) the contracts’ historical liquidity. The sectors represented in the index (industrial metals, energy and agricultural/livestock) have been selected to provide diversified exposure. The index is typically re-balanced annually in January.

Morgan Stanley Capital International All Country World Index (MSCI ACWI)—The Index is a market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, including both developed and emerging markets.

Morgan Stanley Capital International Emerging Markets Index (MSCI EM)—The Index is a float-adjusted market capitalization index designed to measure equity market performance in global emerging markets. It consists of indices in 26 emerging economies, including but not limited to, Argentina, Brazil, China, India, Poland, Thailand, Turkey, and Venezuela.

Morgan Stanley Capital International (MSCI) Europe Net Return USD Index—The Index is part of the Modern Index Strategy and represents the performance of large and mid-cap equities across 15 developed countries in Europe. The Index has a number of sub-Indexes which cover various sub-regions market segments/sizes, sectors and covers approximately 85% of the free float-adjusted market capitalization in each country.

Mortgage Bankers Association U.S. Refinancing Index Seasonally-Adjusted—An index that covers all mortgage applications to refinance an existing mortgage adjusted to take into account changes in data due to seasonality. It includes conventional and government refinances.

Mortgage Bankers Association Purchase Index Seasonally-Adjusted—An index that includes all mortgage applications for purchases of single-family homes adjusted to take into account changes in data due to seasonality. It covers the entire market, both conventional and government loans and all products.

Nikkei 225 Index—A price-weighted index comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange. The Nikkei is equivalent to the Dow Jones Industrial Average Index in the U.S.

Shanghai Composite Index—A capitalization-weighted index that tracks the daily performance of all A-shares and B-shares listed on the Shanghai Stock Exchange. The index was developed on December 19, 1990 with a base value of 100.

Shiller Barclays CAPE® U.S. Sector TR USD Index—An index that incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE® (Cyclically Adjusted Price Earnings) ratio (the “CAPE® Ratio”). It aims to identify undervalued sectors based on a modified CAPE® Ratio, and then uses a momentum factor to seek to mitigate the effects of potential value traps.

Shiller Barclays CAPE® Europe Sector Net Total Return Index—The Index incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE® (Cyclically Adjusted Price Earnings) ratio (the “CAPE® Ratio”). The classic CAPE® Ratio assesses equity market valuations and averages ten years of reported earnings to account for earnings and market cycles.

Spread—The difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument. The spread can be measured between debt instruments of differing maturities, credit ratings and risk.

S&P 500 ® Index—The Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

S&P CoreLogic Case-Shiller Home Price Index—A set of 2 indices, one comprised of price changes within all 20 metropolitan markets, and another comprised of price changes within a subset of 10 metropolitan markets.

S&P Goldman Sachs Commodity Index (GSCI)—This composite index of commodity sector returns represents a broadly diversified, unleveraged, long-only position in commodity futures. The index’s components qualify for inclusion in the index based on liquidity measures and are weighted in relation to their global production levels, making the Index a valuable economic indicator and commodities market benchmark.

S&P/LSTA Leveraged Loan Index—Capitalization-weighted syndicated loan indices are based upon market weightings, spreads and interest payments, and this index covers the U.S. market back to 1997 and currently calculates on a daily basis. Created by the Leveraged Commentary & Data (LCD) team at S&P Capital IQ, the review provides an overview and outlook of the leveraged loan market as well as an expansive review of the S&P Leveraged Loan Index and sub-indexes. The review consists of index general characteristics, results, risk-return profile, default/distress statistics, and repayment analysis.

Shiller Barclays CAPE® Ratio—CAPE® stands for Cyclically Adjusted Price-Earnings. The CAPE® Ratio is a valuation metric that takes the current price of an equity or index divided by its inflation adjusted average of ten years of earnings.

Trepp CMBS Delinquency Rate—A report published by Trepp on a monthly basis giving the total principal balances of loans with delinquencies divided by the total principal balance of all loans.

U.S. Dollar Index (DXY)—A weighted geometric mean of the United States dollar’s value relative to a basket of 6 major foreign currencies, including the Euro, Japanese yen, Pound sterling, Canadian dollar, Swedish krona and Swiss franc.

A direct investment cannot be made in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

16	DoubleLine Funds Trust

(Unaudited) March 31, 2018

The DoubleLine Funds are distributed by Quasar Distributors, LLC.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to a Fund and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.

DoubleLine has no obligation to provide revised assessments in the event of changed circumstances. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Securities discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are as of the date indicated, are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

Annual Report	March 31, 2018	17

Standardized Performance Summary	(Unaudited) March 31, 2018

The performance information shown assumes the reinvestment of all dividends and distributions. Returns over 1 year are average annual returns. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. The Funds’ gross and net expense ratios shown are from the most recent prospectus and may change over time. See the financial highlights section of the financial statements for more recent expense ratios. The Funds’ gross and net expense ratios also include “acquired fund fees and expenses,” which are expenses incurred indirectly as a result of a Fund’s investments in one or more underlying funds, including ETFs and money market funds. Because these costs are indirect, the expense ratios will not correlate to the expense ratios in the Funds’ financial statements, since financial statements only include direct costs of the Funds and not indirect costs of investing in the underlying funds. Performance data current to the most recent month-end may be obtained by calling (213) 633-8200 or by visiting www.doublelinefunds.com.

Performance data shown for the Multi-Asset Growth Fund Class reflects the Class A maximum sales charge of 4.25%. Performance data shown for the Class A No Load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted. The Multi-Asset Growth Fund imposes a deferred sales charge of 0.75% on purchases of $1 million or more of Class A shares if redeemed within 18 months of purchase. The Multi-Asset Growth Fund and Floating Rate Fund impose a 1.00% redemption fee on all share classes if shares are sold within 90 days of purchase. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

DBLTX/DLTNX
DoubleLine Total Return Bond Fund Returns as of March 31, 2018	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (4-6-10 to 3-31-18)	Gross/Net Expense Ratio
I-share (DBLTX)	2.19%	2.03%	2.62%	6.11%	0.48%
N-share (DLTNX)	1.93%	1.78%	2.38%	5.86%	0.73%
Bloomberg Barclays U.S. Aggregate Bond Index	1.20%	1.20%	1.82%	3.27%
DBLFX/DLFNX
DoubleLine Core Fixed Income Fund Returns as of March 31, 2018	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (6-1-10 to 3-31-18)	Gross/Net Expense Ratio
I-share (DBLFX)	2.51%	2.20%	2.73%	5.22%	0.49%
N-share (DLFNX)	2.26%	1.92%	2.47%	4.96%	0.74%
Bloomberg Barclays U.S. Aggregate Bond Index	1.20%	1.20%	1.82%	3.02%
DBLEX/DLENX
DoubleLine Emerging Markets Fixed Income Fund Returns as of March 31, 2018	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (4-6-10 to 3-31-18)	Gross/Net Expense Ratio
I-share (DBLEX)	3.30%	5.18%	3.86%	5.83%	0.94%
N-share (DLENX)	3.14%	4.95%	3.62%	5.58%	1.19%
JP Morgan Emerging Markets Bond Index Global Diversified	4.30%	5.78%	4.69%	6.59%
DMLIX/DMLAX
DoubleLine Multi-Asset Growth Fund Returns as of March 31, 2018	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (12-20-10 to 3-31-18)	Gross Expense Ratio	Net Expense Ratio*
I-share (DMLIX)	6.80%	5.43%	5.23%	4.47%	1.33%	1.32%
A-share (DMLAX)					1.58%	1.57%
A-share (No Load)	6.57%	5.19%	4.96%	4.20%
A-share (With Load)	2.05%	3.68%	4.05%	3.58%
S&P 500® Index	13.99%	10.78%	13.31%	13.22%
Blended Benchmark**	11.71%	6.25%	6.18%	6.17%
DBLSX/DLSNX
DoubleLine Low Duration Bond Fund Returns as of March 31, 2018	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (9-30-11 to 3-31-18)	Gross/Net Expense Ratio
I-share (DBLSX)	1.82%	1.93%	1.81%	2.21%	0.45%
N-share (DLSNX)	1.57%	1.68%	1.56%	1.96%	0.70%
ICE Bank of America/Merrill Lynch 1-3 Year U.S. Treasury Index	0.03%	0.40%	0.52%	0.51%
DBFRX/DLFRX
DoubleLine Floating Rate Fund Returns as of March 31, 2018	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (2-1-13 to 3-31-18)	Gross/Net Expense Ratio
I-share (DBFRX)	4.39%	3.11%	3.15%	3.21%	0.71%
N-share (DLFRX)	4.02%	2.82%	2.91%	2.98%	0.96%
S&P/LSTA Leveraged Loan Index	4.43%	4.20%	3.89%	3.99%

18	DoubleLine Funds Trust

(Unaudited) March 31, 2018

DSEEX/DSENX
DoubleLine Shiller Enhanced CAPE® Returns as of March 31, 2018	1-Year	3-Year Annualized	Since Inception Annualized (10-31-13 to 3-31-18)	Gross/Net Expense Ratio
I-share (DSEEX)	12.40%	14.15%	15.32%	0.58%
N-share (DSENX)	12.06%	13.86%	15.02%	0.83%
Shiller Barclays CAPE® U.S. Sector TR USD Index	12.55%	13.88%	14.28%
S&P 500® Index	13.99%	10.78%	11.99%
DFLEX/DLINX
DoubleLine Flexible Income Fund Returns as of March 31, 2018	1-Year	3-Year Annualized	Since Inception Annualized (4-7-14 to 3-31-18)	Gross/Net Expense Ratio
I-share (DFLEX)	3.94%	3.29%	3.45%	0.85%
N-share (DLINX)	3.69%	3.04%	3.21%	1.10%
LIBOR USD 3 Month	1.44%	0.89%	0.74%
ICE Bank of America/Merrill Lynch 1-3 Year Eurodollar Index	0.76%	1.16%	1.18%
DBLLX/DELNX
DoubleLine Low Duration Emerging Markets Fixed Income Fund Returns as of March 31, 2018	1-Year	3-Year Annualized	Since Inception Annualized (4-7-14 to 3-31-18)	Gross Expense Ratio	Net Expense Ratio*
I-share (DBLLX)	1.37%	2.77%	2.57%	0.75%	0.59%
N-share (DELNX)	1.10%	2.51%	2.35%	1.00%	0.84%
JP Morgan CEMBI Broad Diversified 1-3 Year Index	2.04%	3.63%	3.23%
DBLDX/DLLDX
DoubleLine Long Duration Total Return Bond Fund Returns as of March 31, 2018	1-Year	3-Year Annualized	Since Inception Annualized (12-15-14 to 3-31-18)	Gross Expense Ratio	Net Expense Ratio*
I-share (DBLDX)	2.74%	0.86%	2.33%	0.76%	0.65%
N-share (DLLDX)	2.48%	0.60%	2.05%	1.01%	0.90%
Bloomberg Barclays U.S. Long Government/Credit Index	5.09%	2.13%	3.11%
DBCMX/DLCMX
DoubleLine Strategic Commodity Fund Returns as of March 31, 2018	1-Year		Since Inception Annualized (5-18-15 to 3-31-18)	Gross Expense Ratio	Net Expense Ratio*
I-share (DBCMX)	14.03%		2.38%	1.84%	1.17%
N-share (DLCMX)	13.79%		2.10%	2.30%	1.42%
Bloomberg Commodity Index Total Return	3.71%		-5.63%
DBLGX/DLGBX
DoubleLine Global Bond Fund Returns as of March 31, 2018	1-Year		Since Inception Annualized (12-17-15 to 3-31-18)	Gross/Net Expense Ratio
I-share (DBLGX)	7.96%		3.81%	0.67%
N-share (DLGBX)	7.77%		3.57%	0.92%
FTSE World Government Bond Index	8.49%		5.23%
BILDX/BILTX
DoubleLine Infrastructure Income Fund Returns as of March 31, 2018	1-Year		Since Inception Annualized (4-1-16 to 3-31-18)	Gross Expense Ratio	Net Expense Ratio*
I-share (BILDX)	2.67%		2.90%	0.80%	0.67%
N-share (BILTX)	2.54%		2.66%	1.53%	0.92%
Bloomberg Barclays U.S. Aggregate Bond Index	1.20%		0.84%

Annual Report	March 31, 2018	19

Standardized Performance Summary (Cont.)	(Unaudited) March 31, 2018

DBULX/DLUSX
DoubleLine Ultra Short Bond Fund Returns as of March 31, 2018	1-Year	Since Inception Annualized (6-30-16 to 3-31-18)	Gross Expense Ratio	Net Expense Ratio*
I-share (DBULX)	1.31%	0.95%	4.83%	0.31%
N-share (DLUSX)	0.95%	0.66%	5.38%	0.56%
ICE Bank of America/Merrill Lynch 3-Month Treasury Bill Index	1.11%	0.80%
DSEUX/DLEUX
DoubleLine Shiller Enhanced International CAPE® Returns as of March 31, 2018	1-Year	Since Inception Annualized (12-23-16 to 3-31-18)	Gross Expense Ratio	Net Expense Ratio*
I-share (DSEUX)	9.92%	15.11%	1.04%	0.66%
N-share (DLEUX)	9.56%	14.79%	1.29%	0.91%
MSCI Europe Net Return USD Index	14.49%	18.88%

*The Adviser has contractually agreed to waive fees and reimburse expenses through July 31, 2019. For additional information regarding these expense limitation arrangements, please see note 3 in the notes to financial statements.

**The Blended Benchmark for the Multi-Asset Growth Fund is 60% MSCI ACWI, 40% Bloomberg Barclays Global Aggregate Bond Index.

Mutual Fund Investing involves risk. Principal loss is possible.

20	DoubleLine Funds Trust

Schedule of Investments - Summary DoubleLine Total Return Bond Fund	March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
ASSET BACKED OBLIGATIONSµ
	Total Asset Backed Obligations (Cost $1,914,985,629)				1,919,761,893	3.7%

COLLATERALIZED LOAN OBLIGATIONSµ
	Total Collateralized Loan Obligations (Cost $2,517,254,624)				2,527,134,651	4.9%

COMMERCIAL PAPERµ
	Total Commercial Paper (Cost $151,898,601)				151,708,748	0.3%

FOREIGN CORPORATE BONDSµ
	Total Foreign Corporate Bonds (Cost $24,270,788)				24,326,063	0.0%

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONSµ
	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $3,767,805,367)				3,560,852,043	7.0%

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS

	CIM Trust,
199,571,252	Series 2017-6-A1	3.02%	#^	06/25/2057	196,576,346	0.4%
170,549,654	Series 2017-8-A1	3.00%	#^	12/25/2065	170,383,316	0.3%

	PR Mortgage Loan Trust,
236,275,250	Series 2014-1-APT	5.91%	#^	10/25/2049	210,119,840	0.4%

	Securitized Mortgage Asset Loan Trust,
337,355,344	Series 2015-1-PC	2.41%	#^¥	02/25/2054	284,977,183	0.5%

	Sequoia Mortgage Trust,
208,004,434	Series 2016-2-A1	3.50%	#^	08/25/2046	206,612,052	0.4%

	US Residential Opportunity Fund Trust,
193,798,343	Series 2017-1III-A	3.35%	^§	11/27/2037	193,784,099	0.4%

	VOLT LLC,
153,548,713	Series 2017-NPL3-A1	3.50%	^§	03/25/2047	153,957,276	0.3%

Other Non-Agency Residential Collateralized Mortgage Obligationsµ					11,908,795,177	23.2%

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $13,277,132,943)				13,325,205,289	25.9%

US CORPORATE BONDSµ
	Total US Corporate Bonds (Cost $75,816,463)				75,844,519	0.1%

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS

175,453,715	Federal Home Loan Mortgage Corporation,	3.00%		08/15/2042	173,083,922	0.3%
	Series 267-30
	Series 269-30
	Series 274-30

258,235,277	Federal Home Loan Mortgage Corporation,	3.00%		06/15/2040	258,248,418	0.5%
	Series 4323-GA
	Series 4390-NY

296,527,799	Federal Home Loan Mortgage Corporation,	3.00%		12/15/2041	291,916,230	0.6%
	Series 4471-BA
	Series 4471-BC

421,165,476	Federal Home Loan Mortgage Corporation,	3.00%		02/15/2044	415,588,061	0.8%
	Series 4471-GA
	Series 4527-CA
	Series 4527-GA
	Series 4588-DA

363,968,805	Federal Home Loan Mortgage Corporation,	3.00%		06/15/2044	355,904,042	0.7%
	Series 4483-CA
	Series 4533-AB

	Federal Home Loan Mortgage Corporation,
206,448,963	Series 4573-CA	3.00%		11/15/2044	204,626,597	0.4%

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	21

Schedule of Investments - Summary DoubleLine Total Return Bond Fund (Cont.)	March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS

	Federal Home Loan Mortgage Corporation,
179,902,400	Pool G08626	3.00%		02/01/2045	176,196,716	0.3%

490,267,785	Federal Home Loan Mortgage Corporation,	3.00%		04/01/2045	480,034,458	0.9%
	Pool G08635
	Pool Z40117

	Federal Home Loan Mortgage Corporation,
384,708,684	Pool G08648	3.00%		06/01/2045	376,366,545	0.7%

195,605,808	Federal Home Loan Mortgage Corporation,	3.00%		08/01/2045	191,299,474	0.4%
	Pool G08658
	Pool V81821

	Federal Home Loan Mortgage Corporation,
582,202,658	Pool G08675	3.00%		11/01/2045	568,628,178	1.1%

294,755,428	Federal Home Loan Mortgage Corporation,	3.00%		12/01/2045	287,832,433	0.6%
	Pool G08680
	Pool V82117

	Federal Home Loan Mortgage Corporation,
175,849,070	Pool G08686	3.00%		01/01/2046	171,654,377	0.3%
230,521,798	Pool G08692	3.00%		02/01/2046	225,022,228	0.4%
462,163,987	Pool G08697	3.00%		03/01/2046	451,145,609	0.9%
632,931,514	Pool G08705	3.00%		05/01/2046	617,840,977	1.2%

263,317,708	Federal Home Loan Mortgage Corporation,	3.00%		09/01/2046	257,035,540	0.5%
	Pool G08721
	Pool Q44073

212,878,960	Federal Home Loan Mortgage Corporation,	3.00%		01/01/2047	207,702,736	0.4%
	Pool G08741
	Pool V82851

	Federal Home Loan Mortgage Corporation,
227,144,488	Pool G60393	3.50%		01/01/2046	228,284,910	0.4%

4,506,239,507	Federal Home Loan Mortgage Corporation	2.00% – 16.68%	± I/F I/O	12/15/2030 – 10/15/2049	4,240,420,187	8.2%
2,014,392,102	Federal Home Loan Mortgage Corporation	2.50% – 5.00%		03/01/2028 – 02/01/2047	2,006,336,523	3.9%

166,697,788	Federal National Mortgage Association,	3.00%		11/25/2042	161,309,171	0.3%
	Series 2012-122-DB
	Series 2012-125-LA
	Series 2017-51-EA

197,258,961	Federal National Mortgage Association,	3.00%		04/25/2044	199,952,745	0.4%
	Series 2014-21-GZ
	Series 2015-88-BA

255,021,736	Federal National Mortgage Association,	3.00%		10/25/2044	242,919,612	0.5%
	Series 2014-60-EZ
	Series 2014-61-ZV
	Series 2014-64-NZ
	Series 2014-67-DZ
	Series 2016-32-LA

	Federal National Mortgage Association,
194,782,304	Series 2014-M11-1A	3.12%	#	08/25/2024	197,906,846	0.4%

296,794,886	Federal National Mortgage Association,	3.00%		08/01/2046	287,648,181	0.6%
	Pool AS7661
	Pool MA2711

4,078,057,980	Federal National Mortgage Association	0.00% – 36.69%	# ± I/F I/O P/O	01/25/2026 – 10/25/2050	3,731,829,442	7.3%

162,463,309	Federal National Mortgage Association Pass-Thru,	3.50%		01/01/2032	165,937,831	0.4%
	Pool AB4167
	Pool AB4261
	Pool AK0713
	Pool MA0949

207,765,156	Federal National Mortgage Association Pass-Thru,	3.00%		11/01/2042	204,448,390	0.4%
	Pool AB6854
	Pool AB7077

178,304,767	Federal National Mortgage Association Pass-Thru,	3.50%		09/01/2042	177,852,496	0.3%
	Pool AP4787
	Pool AP4789
	Pool MA1179

208,390,441	Federal National Mortgage Association Pass-Thru,	3.00%		12/01/2044	204,449,009	0.4%
	Pool AS3961
	Pool AS4154

22	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $	% OF NET ASSETS

520,068,304	Federal National Mortgage Association Pass-Thru,	3.00%	03/01/2045	509,056,030	1.0%
	Pool AS4625
	Pool AS4645
	Pool AY3974
	Pool AY5471
155,861,754	Federal National Mortgage Association Pass-Thru,	3.50%	08/01/2042	155,466,591	0.3%
	Pool MA1136
5,062,953,076	Federal National Mortgage Association Pass-Thru	2.50% – 6.50%	01/01/2019 – 09/01/2053	5,067,219,160	9.9%

Other US Government and Agency Mortgage Backed Obligationsµ				982,839,409	1.9%

	Total US Government and Agency Mortgage Backed Obligations (Cost $24,872,089,110)			24,474,003,074	47.6%

US GOVERNMENT AND AGENCY OBLIGATIONS

509,605,000	United States Treasury Inflation Indexed Bonds	0.13%	04/15/2022	502,306,534	1.0%
250,000,000	United States Treasury Notes	1.38%	09/30/2019	246,809,295	0.5%
250,000,000	United States Treasury Notes	1.50%	10/31/2019	247,079,500	0.5%
1,050,000,000	United States Treasury Notes	1.63%	11/15/2022	1,007,862,240	2.0%
700,000,000	United States Treasury Notes	2.00%	02/15/2023	681,972,998	1.3%

Other US Government and Agency Obligationsµ				69,688,475	0.1%

	Total US Government and Agency Obligations (Cost $2,800,492,324)			2,755,719,042	5.4%

SHORT TERM INVESTMENTS
250,000,000	United States Treasury Bills	0.00%	04/12/2018	249,886,740	0.5%
250,000,000	United States Treasury Bills	0.00%	04/26/2018	249,735,000	0.5%
250,000,000	United States Treasury Bills	0.00%	05/17/2018	249,488,542	0.5%
500,000,000	United States Treasury Bills	0.00%	05/31/2018	498,637,005	1.0%
250,000,000	United States Treasury Bills	0.00%	06/21/2018	249,063,195	0.5%
250,000,000	United States Treasury Bills	0.00%	07/26/2018	248,597,032	0.5%
250,000,000	United States Treasury Bills	0.00%	08/16/2018	248,263,535	0.5%
250,000,000	United States Treasury Bills	0.00%	09/13/2018	247,888,637	0.4%

Other Short Term Investmentsµ				434,389,077	0.8%

	Total Short Term Investments (Cost $2,676,565,438)			2,675,948,763	5.2%

	Total Investments (Cost $52,078,311,287)			51,490,504,085	100.1%
	Liabilities in Excess of Other Assets			(70,539,490)	(0.1)%

	NET ASSETS			$51,419,964,595	100.0%

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Mortgage Backed Obligations	47.6%
Non-Agency Residential Collateralized Mortgage Obligations	25.9%
Non-Agency Commercial Mortgage Backed Obligations	7.0%
US Government and Agency Obligations	5.4%
Short Term Investments	5.2%
Collateralized Loan Obligations	4.9%
Asset Backed Obligations	3.7%
Commercial Paper	0.3%
US Corporate Bonds	0.1%
Foreign Corporate Bonds	0.0%	~
Other Assets and Liabilities	(0.1)%

	100.0%

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	23

Schedule of Investments - Summary DoubleLine Total Return Bond Fund (Cont.)	March 31, 2018

µ	Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of March 31, 2018.

#	Includes variable rate securities. Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of March 31, 2018.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2018, the value of all such securities including those in other securities amounted to $12,514,952,538 or 24.3% of net assets.

¥	Illiquid security

§	The interest rate will step up if the issuer does not redeem the bond by an expected redemption date. The interest rate shown is the rate in effect as of March 31, 2018.

±	Includes variable rate securities. Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of March 31, 2018.

I/O	Includes Interest only securities

I/F	Includes Inverse floating rate securities whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

P/O	Includes Principal only securities

~	Represents less than 0.05% of net assets.

24	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments - Summary DoubleLine Core Fixed Income Fund	March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
ASSET BACKED OBLIGATIONSµ
	Total Asset Backed Obligations (Cost $196,669,506)				198,194,473	1.9%

BANK LOANSµ
	Total Bank Loans (Cost $365,615,757)				366,970,501	3.5%

COLLATERALIZED LOAN OBLIGATIONSµ
	Total Collateralized Loan Obligations (Cost $270,387,017)				273,971,307	2.6%

FOREIGN CORPORATE BONDSµ
	Total Foreign Corporate Bonds (Cost $1,019,213,955)				993,490,485	9.5%

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONSµ
	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $179,307,541)				175,233,753	1.7%

MUNICIPAL BONDSµ
	Total Municipal Bonds (Cost $4,776,759)				4,894,683	0.1%

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONSµ
	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $758,486,089)				735,398,757	7.1%

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS

	CIM Trust,
36,451,370	Series 2017-6-A1	3.02%	#^	06/25/2057	35,904,355	0.4%

	CSMC Trust,
34,890,185	Series 2014-WIN2-A3	3.50%	#^	10/25/2044	34,633,952	0.3%
38,243,808	Series 2015-RPL3-A1	3.75%	^§	12/25/2056	38,327,133	0.4%

	Impac Secured Assets Trust,
36,251,445	Series 2006-5-1A1C (1 Month LIBOR USD + 0.27%, 0.27% Floor, 11.50% Cap)	2.14%		02/25/2037	31,017,867	0.3%

	Oak Hill Advisors Residential Loan Trust,
38,050,982	Series 2017-NPL2-A1	3.00%	^§	07/25/2057	37,833,890	0.4%

	Preston Ridge Partners Mortgage Trust,
35,101,966	Series 2017-2A-A1	3.47%	^§	09/25/2022	35,056,899	0.3%

	Securitized Mortgage Asset Loan Trust,
42,308,309	Series 2015-1-PC	2.41%	#^¥	02/25/2054	35,739,475	0.3%

	VOLT LLC,
35,427,438	Series 2017-NPL9-A1	3.13%	^§	09/25/2047	35,321,610	0.3%

Other Non-Agency Residential Collateralized Mortgage Obligationsµ					602,777,243	5.8%

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $879,140,040)				886,612,424	8.5%

US CORPORATE BONDSµ
	Total US Corporate Bonds (Cost $1,328,649,455)				1,308,372,279	12.6%

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS

	Federal Home Loan Mortgage Corporation,
71,329,472	Series 358-300	3.00%		10/15/2047	69,989,546	0.7%
35,593,699	Series 4471-GA	3.00%		02/15/2044	35,290,654	0.3%
58,103,772	Series 4542-AC	2.70%		01/15/2045	56,255,828	0.5%
99,090,631	Series 4750-PA	3.00%		07/15/2046	98,372,491	1.0%
74,240,935	Series 4752-PL	3.00%		09/15/2046	73,640,623	0.7%
37,288,547	Series 4768-CA	3.50%		03/15/2044	37,614,017	0.4%

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	25

Schedule of Investments - Summary DoubleLine Core Fixed Income Fund (Cont.)	March 31, 2018

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS

	Federal Home Loan Mortgage Corporation,
49,532,443	Pool G08701	3.00%		04/01/2046	48,351,545	0.5%
58,453,106	Pool G08721	3.00%		09/01/2046	57,058,428	0.6%
48,921,022	Pool Q51461	3.50%		10/01/2047	49,052,675	0.5%
43,663,927	Pool V82851	3.00%		01/01/2047	42,617,621	0.4%
296,883,667	Federal Home Loan Mortgage Corporation	3.00% – 9.73%	± I/F I/O P/O	12/15/2030 – 01/15/2054	286,093,010	2.6%
78,448,473	Federal Home Loan Mortgage Corporation	3.00% – 5.50%		07/01/2035 – 04/01/2047	78,662,468	0.8%

34,130,887	Federal National Mortgage Association,	3.00%		11/25/2044	31,416,970	0.3%
	Series 2014-70-VZ
	Series 2014-73-CZ

	Federal National Mortgage Association,
100,000,000	Series 2018-21-PO	0.00%	P/O	04/25/2048	79,437,500	0.8%

	Federal National Mortgage Association,
47,616,830	Pool AS7661	3.00%		08/01/2046	46,148,653	0.5%

62,036,125	Federal National Mortgage Association,	3.00%		12/01/2046	60,526,249	0.6%
	Pool AS8522
	Pool BC9081

	Federal National Mortgage Association,
63,845,340	Pool MA2737	3.00%		09/01/2046	62,293,140	0.6%
142,842,804	Federal National Mortgage Association	2.63% – 36.69%	± I/F I/O	04/25/2026 – 04/25/2050	137,791,623	1.2%
175,501,000	Federal National Mortgage Association	2.50% – 5.00%		12/01/2029 – 01/01/2047	171,817,048	1.7%

Other US Government and Agency Mortgage Backed Obligationsµ					100,099,257	0.9%

	Total US Government and Agency Mortgage Backed Obligations (Cost $1,645,722,953)				1,622,529,346	15.6%

US GOVERNMENT AND AGENCY OBLIGATIONS

100,150,000	United States Treasury Bonds	2.75%		11/15/2042	96,497,149	0.9%
45,500,000	United States Treasury Bonds	3.38%		05/15/2044	48,843,907	0.5%
139,900,000	United States Treasury Bonds	2.88%		08/15/2045	137,126,691	1.3%
83,900,000	United States Treasury Bonds	2.88%		11/15/2046	82,121,115	0.8%
142,587,479	United States Treasury Inflation Indexed Bonds	0.13%		04/15/2022	140,545,368	1.4%
47,928,144	United States Treasury Inflation Indexed Bonds	0.38%		07/15/2027	46,727,137	0.5%
141,100,000	United States Treasury Notes	1.13%		01/15/2019	140,047,261	1.3%
145,700,000	United States Treasury Notes	0.75%		02/15/2019	144,005,003	1.4%
116,600,000	United States Treasury Notes	2.00%		05/31/2021	115,072,765	1.1%
133,000,000	United States Treasury Notes	1.13%		06/30/2021	127,579,453	1.2%
120,800,000	United States Treasury Notes	1.25%		10/31/2021	115,765,887	1.1%
118,200,000	United States Treasury Notes	1.75%		11/30/2021	115,182,634	1.1%
117,000,000	United States Treasury Notes	2.00%		12/31/2021	114,919,802	1.1%
142,300,000	United States Treasury Notes	1.88%		08/31/2024	135,704,880	1.3%
119,100,000	United States Treasury Notes	2.13%		09/30/2024	115,197,792	1.1%
133,100,000	United States Treasury Notes	2.25%		10/31/2024	129,642,496	1.3%
128,100,000	United States Treasury Notes	2.25%		08/15/2027	122,755,233	1.2%
241,600,000	United States Treasury Notes	2.25%		11/15/2027	231,290,025	2.2%
83,900,000	United States Treasury Notes	3.63%		08/15/2043	93,760,834	0.9%
55,800,000	United States Treasury Notes	0.75% – 1.88%		08/31/2018 – 01/31/2022	55,027,430	0.5%

	Total US Government and Agency Obligations (Cost $2,329,162,596)				2,307,812,862	22.2%

AFFILIATED MUTUAL FUNDS

48,342,264	DoubleLine Global Bond Fund (Class I)				517,745,649	5.0%
45,674,545	DoubleLine Infrastructure Income Fund (Class I)				456,745,448	4.4%
5,000,000	DoubleLine Long Duration Total Return Bond Fund (Class I)				48,650,000	0.4%

	Total Affiliated Mutual Funds (Cost $1,002,400,000)				1,023,141,097	9.8%

EXCHANGE TRADED FUNDS AND COMMON STOCKSµ
	Total Exchange Traded Funds and Common Stocks (Cost $12,119,535)				2,010,873	0.0%

26	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2018

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
SHORT TERM INVESTMENTS

143,241,777	BlackRock Liquidity Funds FedFund - Institutional Shares	1.53%	♦		143,241,777	1.4%
143,241,776	Fidelity Institutional Money Market Government Portfolio - Class I	1.47%	♦		143,241,776	1.4%
143,241,776	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	1.56%	♦		143,241,776	1.4%
32,300,000	United States Treasury Bills	0.00%		06/07/2018	32,201,893	0.3%
46,300,000	United States Treasury Bills	0.00%		09/06/2018	45,926,910	0.4%

	Total Short Term Investments (Cost $507,866,271)				507,854,132	4.9%

	Total Investments 100.0% (Cost $10,499,517,474)				10,406,486,972	100.0%
	Other Assets in Excess of Liabilities				339,152	0.0%

	NET ASSETS				$10,406,826,124	100.0%

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	22.2%
US Government and Agency Mortgage Backed Obligations	15.6%
US Corporate Bonds	12.6%
Affiliated Mutual Funds	9.8%
Foreign Corporate Bonds	9.5%
Non-Agency Residential Collateralized Mortgage Obligations	8.5%
Non-Agency Commercial Mortgage Backed Obligations	7.1%
Short Term Investments	4.9%
Bank Loans	3.5%
Collateralized Loan Obligations	2.6%
Asset Backed Obligations	1.9%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.7%
Municipal Bonds	0.1%
Exchange Traded Funds and Common Stocks	0.0%	~
Other Assets and Liabilities	0.0%	~

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	22.2%
US Government and Agency Mortgage Backed Obligations	15.6%
Affiliated Mutual Funds	9.8%
Non-Agency Residential Collateralized Mortgage Obligations	8.5%
Non-Agency Commercial Mortgage Backed Obligations	7.1%
Banking	5.6%
Short Term Investments	4.9%
Energy	3.6%
Collateralized Loan Obligations	2.6%
Asset Backed Obligations	1.9%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.7%
Telecommunications	1.7%
Healthcare	1.4%
Transportation	1.2%
Utilities	1.1%
Insurance	0.9%
Technology	0.9%
Food Products	0.7%
Media	0.7%
Pharmaceuticals	0.7%
Electronics/Electric	0.6%
Finance	0.6%
Aerospace & Defense	0.5%
Automotive	0.5%
Business Equipment and Services	0.5%
Pulp & Paper	0.5%
Leisure	0.4%
Consumer Products	0.4%
Commercial Services	0.3%
Containers and Glass Products	0.3%
Hotels/Motels/Inns and Casinos	0.3%
Industrial Equipment	0.3%
Construction	0.3%
Food Service	0.3%
Chemicals/Plastics	0.2%
Mining	0.2%
Conglomerates	0.2%
Real Estate	0.2%
Food/Drug Retailers	0.1%
Environmental Control	0.1%
Beverage and Tobacco	0.1%
Retailers (other than Food/Drug)	0.1%
Chemical Products	0.1%
Municipal Bonds	0.1%
Building and Development (including Steel/Metals)	0.0%	~
Cosmetics/Toiletries	0.0%	~
Other Assets and Liabilities	0.0%	~

	100.0%

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	27

Schedule of Investments - Summary DoubleLine Core Fixed Income Fund (Cont.)	March 31, 2018

µ	Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of March 31, 2018.

#	Includes variable rate securities. Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of March 31, 2018.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2018, the value of all such securities including those in other securities amounted to $1,976,656,040 or 19.0% of net assets.

§	The interest rate will step up if the issuer does not redeem the bond by an expected redemption date. The interest rate shown is the rate in effect as of March 31, 2018.

¥	Illiquid security

±	Includes variable rate securities. Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of March 31, 2018.

I/O	Includes Interest only securities

I/F	Includes Inverse floating rate securities whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

P/O	Includes Principal only securities

♦	Seven-day yield as of March 31, 2018.

~	Represents less than 0.05% of net assets.

A summary of the DoubleLine Core Fixed Income Fund’s investments in affiliated mutual funds for the year ended March 31, 2018 is as follows:

Fund	Value at March 31, 2017	Gross Purchases	Gross Sales	Shares Held at March 31, 2018	Value at March 31, 2018	Change in Unrealized for the Year Ended March 31, 2018	Dividend Income Earned in the Year Ended March 31, 2018	Net Realized Gain (Loss) in the Year Ended March 31, 2018
DoubleLine Global Bond Fund (Class I)	$383,301,511	$105,900,000	$—	48,342,264	$517,745,649	$28,544,138	$5,592,944	$—
DoubleLine Infrastructure Income Fund (Class I)	373,519,556	87,500,000	—	45,674,545	456,745,448	(4,274,108)	14,695,137	—
DoubleLine Long Duration Total Return Bond Fund (Class I)	48,950,000	—	—	5,000,000	48,650,000	(300,000)	1,644,847	—

	$805,771,067	$193,400,000	$—	99,016,809	$1,023,141,097	$23,970,030	$21,932,928	$—

28	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Emerging Markets Fixed Income Fund	March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 76.7%

BRAZIL 2.0%
7,631,000	Cosan Overseas Ltd.	8.25	%†	05/05/2018	7,739,742
2,880,000	Magnesita Finance Ltd.	8.63	%†	04/30/2018	2,900,880
3,500,000	MARB BondCo PLC	7.00	%^	03/15/2024	3,303,125
3,000,000	Marfrig Holdings Europe B.V.	8.00	%^	06/08/2023	3,030,000
11,000,000	OAS Financial Ltd. (5 Year CMT Rate + 8.19%)	8.88	%^†Ω	04/30/2018	1,155,000
3,000,000	Odebrecht Finance Ltd.	7.13%		06/26/2042	1,020,000
3,450,000	Petrobras Global Finance B.V.	7.25%		03/17/2044	3,527,625

					22,676,372

CHILE 10.4%
7,706,000	Banco de Credito e Inversiones	4.00%		02/11/2023	7,796,441
6,771,000	Banco del Estado de Chile	4.13%		10/07/2020	6,910,292
1,000,000	Banco del Estado de Chile	2.67	%^	01/08/2021	981,335
5,573,000	Banco del Estado de Chile	3.88%		02/08/2022	5,636,967
1,385,000	Banco Santander	3.88%		09/20/2022	1,399,586
4,718,000	Celulosa Arauco y Constitucion S.A.	4.75%		01/11/2022	4,872,190
29,500,000	Corpbanca S.A.	3.88%		09/22/2019	29,765,370
7,704,000	ECL S.A.	5.63%		01/15/2021	8,127,341
17,293,000	Embotelladora Andina S.A.	5.00%		10/01/2023	18,240,919
10,738,843	Guanay Finance Ltd.	6.00%		12/15/2020	11,011,004
1,665,000	Inversiones CMPC S.A.	6.13%		11/05/2019	1,742,190
7,990,000	Inversiones CMPC S.A.	4.50%		04/25/2022	8,221,885
5,026,000	SACI Falabella	3.75%		04/30/2023	4,990,814
7,200,000	Telefonica Chile S.A.	3.88%		10/12/2022	7,198,125
900,000	Transelec S.A.	4.63%		07/26/2023	941,071

					117,835,530

CHINA 8.9%
7,098,000	Alibaba Group Holding Ltd.	3.13%		11/28/2021	7,084,191
700,000	Alibaba Group Holding Ltd.	2.80%		06/06/2023	677,109
2,000,000	CNOOC Finance Ltd.	4.25%		01/26/2021	2,049,780
5,600,000	CNOOC Finance Ltd.	3.88%		05/02/2022	5,648,378
17,000,000	CNOOC Finance Ltd.	3.50%		05/05/2025	16,450,254
250,000	CNPC General Capital Ltd.	2.75%		05/14/2019	249,452
350,000	CNPC General Capital Ltd.	2.70%		11/25/2019	347,969
1,200,000	CNPC General Capital Ltd.	3.95%		04/19/2022	1,222,089
8,665,000	CNPC General Capital Ltd.	3.40%		04/16/2023	8,579,053
18,064,000	CNPC Overseas Capital Ltd.	4.50%		04/28/2021	18,710,018
4,000,000	Sinopec Group Overseas Development Ltd.	2.25	%^	09/13/2020	3,912,420
4,000,000	Sinopec Group Overseas Development Ltd.	2.75%		05/03/2021	3,938,748
17,200,000	Sinopec Group Overseas Development Ltd.	2.75%		09/29/2026	15,632,306
2,800,000	Sinopec Group Overseas Development Ltd.	3.63	%^	04/12/2027	2,713,752
1,290,000	Tencent Holdings Ltd.	3.38%		05/02/2019	1,297,368
710,000	Tencent Holdings Ltd.	2.88%		02/11/2020	708,918
12,300,000	Tencent Holdings Ltd. (3 Month LIBOR USD + 0.61%)	2.34	%^	01/19/2023	12,321,773

					101,543,578

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
COLOMBIA 1.8%
1,050,000	Bancolombia S.A.	6.13%	07/26/2020	1,114,312
14,400,000	Ecopetrol SA	7.63%	07/23/2019	15,249,600
4,230,000	Transportadora de Gas Internacional S.A.	5.70%	03/20/2022	4,304,025

				20,667,937

COSTA RICA 0.8%
2,850,000	Banco de Costa Rica	5.25%	08/12/2018	2,874,795
970,000	Banco Nacional de Costa Rica	4.88%	11/01/2018	972,425
4,000,000	Banco Nacional de Costa Rica	5.88%^	04/25/2021	4,147,500
1,400,000	Banco Nacional de Costa Rica	5.88%	04/25/2021	1,451,625

				9,446,345

DOMINICAN REPUBLIC 1.2%
7,500,000	AES Andres B.V.	7.95%^	05/11/2026	8,044,950
1,800,000	Banco de Reservas de la Republica Dominicana	7.00%^	02/01/2023	1,890,000
4,000,000	Banco de Reservas de la Republica Dominicana	7.00%	02/01/2023	4,200,000

				14,134,950

GUATEMALA 0.4%
2,500,000	Bantrab Senior Trust	9.00%	11/14/2020	2,553,125
2,000,000	Industrial Senior Trust	5.50%	11/01/2022	1,998,500

				4,551,625

HONG KONG 2.5%
500,000	CK Hutchison International Ltd.	2.25%^	09/29/2020	489,399
3,799,000	CK Hutchison International Ltd.	2.88%	04/05/2022	3,727,612
300,000	CK Hutchison International Ltd.	2.88%^	04/05/2022	294,363
6,000,000	CK Hutchison International Ltd.	2.75%^	03/29/2023	5,786,470
11,801,000	CK Hutchison International Ltd.	3.50%^	04/05/2027	11,439,054
7,000,000	Hutchison Whampoa International Ltd.	3.25%	11/08/2022	6,946,470

				28,683,368

INDIA 14.2%
4,853,000	Adani Ports & Special Economic Zone Ltd.	3.95%	01/19/2022	4,840,203
2,253,000	Bharat Petroleum Corporation Ltd.	4.63%	10/25/2022	2,332,306
17,964,000	Bharti Airtel Ltd.	5.13%	03/11/2023	18,310,346
10,000,000	Bharti Airtel Ltd.	4.38%	06/10/2025	9,714,455
19,195,000	BPRL International Singapore Pte Ltd.	4.38%	01/18/2027	18,945,024
700,000	Export-Import Bank of India	2.75%	04/01/2020	692,551
4,000,000	Export-Import Bank of India	3.13%	07/20/2021	3,955,788
8,900,000	Export-Import Bank of India	4.00%	01/14/2023	8,912,415
5,342,000	Indian Oil Corporation Ltd.	5.63%	08/02/2021	5,683,535
21,825,000	Indian Oil Corporation Ltd.	5.75%	08/01/2023	23,669,540
2,582,000	ONGC Videsh Ltd.	2.88%	01/27/2022	2,497,419
25,000,000	ONGC Videsh Ltd.	3.75%	07/27/2026	23,931,625
3,500,000	Reliance Holdings, Inc.	4.50%	10/19/2020	3,595,441
23,775,000	Reliance Holdings, Inc.	5.40%	02/14/2022	25,136,785
500,000	Reliance Industries Ltd.	8.25%	01/15/2027	633,561
8,510,000	UPL Corporation	3.25%	10/13/2021	8,348,948

				161,199,942

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	29

Schedule of Investments DoubleLine Emerging Markets Fixed Income Fund (Cont.)	March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
ISRAEL 0.3%
800,000	Delek & Avner Tamar Bond Ltd.	5.08%^	12/30/2023	812,744
2,020,000	Delek & Avner Tamar Bond Ltd.	5.41%^	12/30/2025	2,061,430

				2,874,174

JAMAICA 1.4%
7,500,000	Digicel Ltd.	7.13%^	04/01/2022	5,878,125
12,000,000	Digicel Ltd.	7.13%	04/01/2022	9,405,000

				15,283,125

MALAYSIA 6.4%
18,950,000	Axiata SPV2 BHD	3.47%	11/19/2020	19,020,740
17,000,000	Gohl Capital Ltd.	4.25%	01/24/2027	16,743,980
9,100,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%	10/29/2026	9,127,937
15,400,000	Petronas Capital Ltd.	3.50%	03/18/2025	15,229,984
12,400,000	Petronas Global Sukuk Ltd.	2.71%	03/18/2020	12,318,160

				72,440,801

MEXICO 2.9%
3,145,000	America Movil S.A.B. de C.V.	5.00%	03/30/2020	3,253,132
2,521,000	America Movil S.A.B. de C.V.	3.13%	07/16/2022	2,483,066
9,050,000	Banco Santander (5 Year CMT Rate + 4.58%)	5.95%	01/30/2024	9,249,100
743,000	Coca-Cola Femsa S.A.B. de C.V.	3.88%	11/26/2023	760,687
400,000	Fomento Economico Mexicano S.A.B. de C.V.	2.88%	05/10/2023	390,068
7,104,000	Grupo Idesa S.A. de C.V.	7.88%	12/18/2020	6,932,180
8,500,000	Grupo Idesa S.A. de C.V.	7.88%^	12/18/2020	8,294,416
1,000,000	Sixsigma Networks Mexico S.A. de C.V.	8.25%^	11/07/2021	1,057,500

				32,420,149

PANAMA 5.3%
3,225,000	Banco Latinoamericano do Comercio Exterior S.A.	3.25%	05/07/2020	3,212,906
4,000,000	Banistmo S.A.	3.65%^	09/19/2022	3,845,000
9,509,576	ENA Norte Trust	4.95%	04/25/2023	9,773,467
17,100,000	Global Bank Corporation	5.13%	10/30/2019	17,462,520
1,500,000	Global Bank Corporation	4.50%^	10/20/2021	1,514,400
14,107,000	Panama Metro Line SP	0.00%^	12/05/2022	12,759,781
13,000,000	Panama Metro Line SP	0.00%	12/05/2022	11,758,500

				60,326,574

PARAGUAY 0.0%
400,000	Telefonica Celular del Paraguay S.A.	6.75%^	12/13/2022	410,792

				410,792

PERU 6.3%
3,900,000	Ajecorp B.V.	6.50%	05/14/2022	3,549,000
13,155,000	Banco de Credito del Peru	2.25%	10/25/2019	13,003,060
5,290,000	Banco de Credito del Peru	5.38%	09/16/2020	5,559,420
18,639,000	Banco International del Peru S.A.A.	5.75%	10/07/2020	19,570,950
2,100,000	Banco International del Peru S.A.A. (3 Month LIBOR USD + 6.74%)	8.50%	04/23/2070	2,262,750
2,800,000	BBVA Banco Continental S.A.	5.00%	08/26/2022	2,940,560
2,200,000	Camposol S.A.	10.50%^	07/15/2021	2,359,500
1,700,000	Corporacion Financiera de Desarrollo S.A.	3.25%	07/15/2019	1,702,125
5,000,000	Fondo Mivivienda S.A.	3.50%	01/31/2023	4,912,500
2,100,000	Pesquera Exalmar S.A.A.	7.38%^	01/31/2020	2,045,389
2,730,000	Pesquera Exalmar S.A.A.	7.38%	01/31/2020	2,659,006
11,290,000	Transportadora de Gas del Peru S.A.	4.25%	04/30/2028	11,275,888

				71,840,148

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
PHILIPPINES 2.1%
7,820,000	BDO Unibank, Inc.	2.63%	10/24/2021	7,611,691
16,171,000	BDO Unibank, Inc.	2.95%	03/06/2023	15,558,701
500,000	Union Bank of the Philippines	3.37%	11/29/2022	487,058

				23,657,450

SINGAPORE 9.8%
1,000,000	DBS Group Holdings Ltd. (3 Month LIBOR USD + 0.49%)	2.54%	06/08/2020	1,001,166
17,700,000	DBS Group Holdings Ltd. (3 Month LIBOR USD + 0.62%)	2.37%^	07/25/2022	17,796,289
500,000	DBS Group Holdings Ltd. (3 Month LIBOR USD + 0.62%)	2.37%	07/25/2022	502,720
3,000,000	DBS Group Holdings Ltd. (5 Year Swap Rate USD + 2.39%)	3.60%†	09/07/2021	2,908,407
12,500,000	Oversea-Chinese Banking Corporation (5 Year Swap Rate USD + 2.20%)	4.00%	10/15/2024	12,595,775
5,150,000	PSA International Ltd.	3.88%	02/11/2021	5,298,469
5,542,000	Singtel Group Treasury	4.50%	09/08/2021	5,799,320
8,700,000	SP PowerAssets Ltd.	2.70%	09/14/2022	8,541,523
30,468,000	Temasek Financial Ltd.	2.38%	01/23/2023	29,542,250
10,038,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 2.00%)	3.75%	09/19/2024	10,112,984
17,000,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 2.24%)	3.50%	09/16/2026	16,861,263

				110,960,166
	Total Foreign Corporate Bonds (Cost $901,460,963)
				870,953,026

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 18.6%

CHILE 3.3%
4,500,000	Chile Government International Bond	2.25%	10/30/2022	4,322,250
15,400,000	Chile Government International Bond	3.13%	03/27/2025	15,130,500
18,000,000	Chile Government International Bond	3.13%	01/21/2026	17,658,000

				37,110,750

COSTA RICA 1.5%
15,808,000	Costa Rica Government International Bond	10.00%	08/01/2020	17,716,816

				17,716,816

INDONESIA 3.5%
15,300,000	Indonesia Government International Bond	4.88%	05/05/2021	15,983,650
16,000,000	Perusahaan Penerbit	4.15%^	03/29/2027	15,860,000
7,900,000	Perusahaan Penerbit	4.15%	03/29/2027	7,830,875

				39,674,525

ISRAEL 2.5%
10,900,000	Israel Government International Bond	4.00%	06/30/2022	11,292,672
7,000,000	Israel Government International Bond	3.15%	06/30/2023	6,995,961
11,000,000	Israel Government International Bond	2.88%	03/16/2026	10,603,670

				28,892,303

30	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2018

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
MALAYSIA 1.6%
12,000,000	Malaysia Sovereign Sukuk BHD	3.04%	04/22/2025	11,785,560
3,930,000	Malaysia Sukuk Global BHD	3.18%	04/27/2026	3,851,499
2,750,000	Wakala Global Sukuk BHD	4.65%	07/06/2021	2,904,302

				18,541,361

MEXICO 1.3%
10,500,000	Mexico Government International Bond	4.00%	10/02/2023	10,771,688
1,000,000	Mexico Government International Bond	4.15%	03/28/2027	1,012,250
2,892,000	Mexico Government International Bond	3.75%	01/11/2028	2,800,179

				14,584,117

PANAMA 1.4%
14,000,000	Panama Government International Bond	4.00%	09/22/2024	14,406,000
1,300,000	Panama Government International Bond	3.88%	03/17/2028	1,313,000

				15,719,000

PHILIPPINES 3.3%
9,700,000	Philippine Government International Bond	4.00%	01/15/2021	9,948,349
26,400,000	Philippine Government International Bond	4.20%	01/21/2024	27,527,016

				37,475,365

POLAND 0.2%
2,000,000	Republic of Poland Government International Bond	5.13%	04/21/2021	2,127,400

				2,127,400

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $217,395,014)			211,841,637

EXCHANGE TRADED FUNDS AND COMMON STOCKS 0.3%
114,249	Frontera Energy Corporation*			3,193,310

	Total Exchange Traded Funds and Common Stocks (Cost $20,010,063)			3,193,310

SHORT TERM INVESTMENTS 3.1%
11,659,885	BlackRock Liquidity Funds FedFund - Institutional Shares	1.53%♦		11,659,885
11,659,884	Fidelity Institutional Money Market Government Portfolio - Class I	1.47%♦		11,659,884

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
11,659,884	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	1.56	%♦		11,659,884

	Total Short Term Investments (Cost $34,979,653)				34,979,653

	Total Investments 98.7% (Cost $1,173,845,693)				1,120,967,626
	Other Assets in Excess of Liabilities 1.3%				14,573,828

	NET ASSETS 100.0%				$1,135,541,454

INVESTMENT BREAKDOWN as a % of Net Assets:
Banking	23.5%
Energy	21.0%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	18.6%
Telecommunications	7.2%
Transportation	6.3%
Short Term Investments	3.1%
Finance	2.6%
Conglomerates	2.5%
Utilities	2.3%
Technology	2.0%
Containers and Glass Products	2.0%
Consumer Products	1.9%
Hotels/Motels/Inns and Casinos	1.5%
Chemical Products	1.3%
Pulp & Paper	1.3%
Chemicals/Plastics	0.7%
Retailers (other than Food/Drug)	0.4%
Building and Development (including Steel/Metals)	0.3%
Construction	0.2%
Other Assets and Liabilities	1.3%

100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
India	14.2%
Chile	13.7%
Singapore	9.8%
China	8.9%
Malaysia	8.0%
Panama	6.7%
Peru	6.3%
Philippines	5.4%
Mexico	4.2%
Indonesia	3.5%
United States	3.1%
Israel	2.8%
Hong Kong	2.5%
Costa Rica	2.3%
Colombia	2.1%
Brazil	2.0%
Jamaica	1.4%
Dominican Republic	1.2%
Guatemala	0.4%
Poland	0.2%
Paraguay	0.0%	~
Other Assets and Liabilities	1.3%

	100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2018, the value of these securities amounted to $134,204,507 or 11.8% of net assets.

†	Perpetual Maturity

♦	Seven-day yield as of March 31, 2018

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

*	Non-income producing security

~	Represents less than 0.05% of net assets.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	31

Schedule of Investments DoubleLine Multi-Asset Growth Fund (Consolidated)	March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 6.1%

	Arcadia Receivables Credit Trust,
298,429	Series 2017-1-A	3.25%	^	06/15/2023	299,741

	AVANT Loans Funding Trust,
624,632	Series 2017-B-A	2.29%	^	06/15/2020	623,543

	BMW Vehicle Lease Trust,
449,838	Series 2017-2-A1	1.35%		10/22/2018	449,839

	Citi Held For Asset Issuance,
309,198	Series 2015-PM1-C	5.01%	^	12/15/2021	310,637

	CNH Equipment Trust,
647,190	Series 2017-C-A1	1.54%		12/14/2018	647,206

	Daimler Trucks Retail Trust,
3,000,000	Series 2018-1-A1	2.20%	^	04/15/2019	3,007,500

	Hyundai Auto Lease Securitization Trust,
1,716,531	Series 2018-A-A1	1.95%	^	03/15/2019	1,716,599

	LendingClub Issuance Trust,
92,198	Series 2016-NP2-A	3.00%	^	01/17/2023	92,110

	MarketPlace Loan Trust,
54,467	Series 2015-CB1-A	4.00%	^	07/15/2021	54,454

	Marlette Funding Trust,
529,562	Series 2017-2A-A	2.39%	^	07/15/2024	528,380

	Nissan Auto Receivables Trust,
498,203	Series 2017-C-A1	1.50%		12/17/2018	498,213

	Santander Retail Auto Lease Trust,
876,170	Series 2017-A-A1	1.50%	^	11/20/2018	875,148

	Securitized Term Auto Receivables Trust,
304,166	Series 2017-2A-A1	1.42%	^	10/25/2018	304,168

	SoFi Consumer Loan Program LLC,
665,446	Series 2017-3-A	2.77%	^	05/25/2026	661,117
763,261	Series 2017-6-A1	2.20%	^	11/25/2026	759,614

	SoFi Consumer Loan Program Trust,
590,870	Series 2017-2-A	3.28%	^	02/25/2026	592,450
1,936,896	Series 2017-5-A1	2.14%	^	09/25/2026	1,926,337

	Total Asset Backed Obligations (Cost $13,355,647)				13,347,056

COLLATERALIZED LOAN OBLIGATIONS 2.5%

	AIMCO,
1,000,000	Series 2014-AA-AR (3 Month LIBOR USD + 1.10%)	2.84%	^	07/20/2026	1,001,054

	Atrium Corporation,
910,482	Series 10A-AR (3 Month LIBOR USD + 0.95%)	2.67%	^	07/16/2025	910,569

	Brookside Mill Ltd.,
1,000,000	Series 2013-1A-SUB	6.81%	#^@	01/17/2028	359,436

	Cent Ltd.,
1,000,000	Series 2013-18A-E (3 Month LIBOR USD + 4.60%)	6.34%	^	07/23/2025	986,824
1,000,000	Series 2013-18A-SUB	7.58%	#^@	07/23/2025	605,177

	Crown Point Ltd.,
475,115	Series 2013-2A-A1LR (3 Month LIBOR USD + 0.59%)	2.31%	^	12/31/2023	475,504

	Wind River Ltd.,
1,000,000	Series 2013-2A-E1R (3 Month LIBOR USD + 6.75%)	8.48%	^	10/18/2030	1,015,627

	Total Collateralized Loan Obligations (Cost $5,990,097)				5,354,191

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 6.3%

	Adjustable Rate Mortgage Trust,
206,623	Series 2006-1-2A1	3.87%	#	03/25/2036	173,354

	Alternative Loan Trust,
453,728	Series 2005-55CB-1A1	5.50%		11/25/2035	443,938
379,855	Series 2005-J8-1A5	5.50%		07/25/2035	368,557
554,931	Series 2006-OA7-1A2 (12 Month US Treasury Average + 0.94%)	2.22%		06/25/2046	487,695
438,838	Series 2007-HY4-4A1	3.49%	#	06/25/2047	408,246

	Banc of America Alternative Loan Trust,
397,631	Series 2006-7-A4	6.00%	ß	10/25/2036	243,803

	BCAP LLC Trust,
34,883	Series 2007-AA2-2A5	6.00%		04/25/2037	30,172
2,722,845	Series 2009-RR4-1A2	6.50%	#^	06/26/2037	1,436,473

	ChaseFlex Trust,
218,732	Series 2007-M1-2F4	4.37%	ß	08/25/2037	210,809

	CIM Trust,
910,000	Series 2017-3RR-B2	12.40%	#^Þ	01/27/2057	988,374

	Citicorp Mortgage Securities, Inc.,
1,539	Series 2007-2-3A1	5.50%		02/25/2037	1,541

	Citigroup Mortgage Loan Trust, Inc.,
117,325	Series 2009-7-2A2	5.50%	^	10/25/2021	121,081

	CitiMortgage Alternative Loan Trust,
212,676	Series 2007-A6-1A11	6.00%		06/25/2037	207,793

	Countrywide Alternative Loan Trust,
622,700	Series 2006-15CB-A1	6.50%		06/25/2036	490,283
85,302	Series 2006-32CB-A16	5.50%		11/25/2036	72,834
719,743	Series 2006-J1-2A1	7.00%		02/25/2036	301,068
17,367	Series 2007-17CB-1A10 (-5 x 1 Month LIBOR USD + 29.90%, 29.90% Cap)	21.29%	I/F	08/25/2037	25,672
11,901	Series 2007-21CB-2A2 (-4 x 1 Month LIBOR USD + 28.40%, 28.40% Cap)	20.91%	I/F	09/25/2037	15,562

	Countrywide Home Loans,
182,024	Series 2007-10-A5	6.00%		07/25/2037	154,719
10,230	Series 2007-4-1A5	6.50%		05/25/2037	8,680

	Credit Suisse First Boston Mortgage Securities Corporation,
113,770	Series 2005-8-1A3	5.25%		09/25/2035	105,440

	Credit Suisse Mortgage Capital Certificates,
38,321	Series 2006-9-4A1	6.00%		11/25/2036	29,993
179,689	Series 2010-7R-4A17	6.00%	#^	04/26/2037	178,578

	Deutsche Mortgage Securities, Inc.,
101,030	Series 2006-PR1-3A1 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	9.64%	^ I/F	04/15/2036	99,885
277,472	Series 2006-PR1-5AI4 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	9.64%	^ I/F	04/15/2036	255,834

	First Horizon Alternative Mortgage Securities,
43,986	Series 2007-FA2-1A3	6.00%		04/25/2037	34,945

	GreenPoint Mortgage Funding Trust,
1,302,369	Series 2005-AR3-2A1 (1 Month LIBOR USD + 0.26%, 0.26% Floor, 10.50% Cap)	2.13%		08/25/2045	937,895

	GSAA Home Equity Trust,
1,000,000	Series 2006-15-AF3B	5.93%	#	09/25/2036	145,670

	GSR Mortgage Loan Trust,
91,437	Series 2006-2F-2A20 (-1 x 1 Month LIBOR USD + 11.10%, 5.00% Floor, 11.10% Cap)	9.44%	I/F	02/25/2036	91,586

32	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	HarborView Mortgage Loan Trust,
520,202	Series 2006-14-1A1A (1 Month LIBOR USD + 0.18%)	1.99%		01/25/2047	474,033
560,798	Series 2007-3-1A1A (1 Month LIBOR USD + 0.20%)	2.01%		05/19/2047	520,496

	JP Morgan Alternative Loan Trust,
27,169	Series 2005-S1-2A11	6.00%		12/25/2035	26,338
393,199	Series 2006-S1-1A3	5.50%		03/25/2036	339,720

	JP Morgan Mortgage Acquisition Trust,
137,235	Series 2006-CH2-AF3	5.46%	ß	09/25/2029	113,886

	Lehman Mortgage Trust,
71,467	Series 2006-4-1A3 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	3.53%	I/F I/O	08/25/2036	9,610
4,466	Series 2006-4-1A4	6.00%		08/25/2036	4,366
40,698	Series 2007-5-11A1	5.30%	#	06/25/2037	34,920

	Lehman XS Trust,
164,463	Series 2005-1-3A3A	5.11%		07/25/2035	164,627

	MASTR Resecuritization Trust,
255,067	Series 2008-4-A1	6.00%	#^	06/27/2036	220,721

	Morgan Stanley Capital Trust,
757,675	Series 2007-NC3-A1 (1 Month LIBOR USD + 0.20%)	2.07%	^	05/25/2037	535,200

	Morgan Stanley Mortgage Loan Trust,
1,595,928	Series 2006-8AR-1A4 (1 Month LIBOR USD + 0.25%)	2.12%		06/25/2036	842,937
251,779	Series 2007-13-6A1	6.00%		10/25/2037	226,600

	Residential Accredit Loans, Inc.,
189,970	Series 2006-QS10-A9	6.50%		08/25/2036	178,724
3,212	Series 2006-QS13-1A8	6.00%		09/25/2036	2,895
190,480	Series 2006-QS2-1A4	5.50%		02/25/2036	169,202
37,731	Series 2006-QS7-A4 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.00% Cap)	2.27%		06/25/2036	29,507
113,192	Series 2006-QS7-A5 (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	3.73%	I/F I/O	06/25/2036	14,146
70,287	Series 2006-QS8-A4 (1 Month LIBOR USD + 0.45%, 0.45% Floor)	2.32%		08/25/2036	53,527
210,860	Series 2006-QS8-A5 (-1 x 1 Month LIBOR USD + 5.55%, 5.55% Cap)	3.68%	I/F I/O	08/25/2036	24,774

	Residential Asset Mortgage Products, Inc.,
237,797	Series 2004-RS2-MII1 (1 Month LIBOR USD + 0.87%, 0.58% Floor, 14.00% Cap)	2.74%		02/25/2034	234,457

	Residential Asset Securitization Trust,
19,172	Series 2005-A12-A12	5.50%		11/25/2035	17,873
460,965	Series 2006-A16-1A3	6.00%		02/25/2037	353,489
657,510	Series 2006-A9CB-A6	6.00%		09/25/2036	433,701
403,521	Series 2007-A1-A8	6.00%		03/25/2037	287,961
308,075	Series 2007-A5-2A5	6.00%		05/25/2037	272,949

	Washington Mutual Mortgage Pass-Through Certificates,
270,683	Series 2006-8-A6	4.52%	ß	10/25/2036	172,709

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $14,016,046)				13,829,848

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 2.6%

	Federal Home Loan Mortgage Corporation,
53,170	Series 3261-SA (-1 x 1 Month LIBOR USD + 6.43%, 6.43% Cap)	4.65%	I/F I/O	01/15/2037	7,761
18,068	Series 3317-DS (-3 x 1 Month LIBOR USD + 15.00%, 15.00% Cap)	10.56%	I/F	05/15/2037	20,143
109,575	Series 3355-BI (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	4.27%	I/F I/O	08/15/2037	14,067
49,665	Series 3384-S (-1 x 1 Month LIBOR USD + 6.39%, 6.39% Cap)	4.61%	I/F I/O	11/15/2037	4,849
133,733	Series 3384-SG (-1 x 1 Month LIBOR USD + 6.31%, 6.31% Cap)	4.53%	I/F I/O	08/15/2036	16,345
67,760	Series 3417-SX (-1 x 1 Month LIBOR USD + 6.18%, 6.18% Cap)	4.40%	I/F I/O	02/15/2038	6,190
81,908	Series 3423-GS (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	3.87%	I/F I/O	03/15/2038	7,481
782,597	Series 3423-TG (-1 x 1 Month LIBOR USD + 6.00%, 0.35% Cap)	0.35%	I/F I/O	03/15/2038	7,272
74,833	Series 3500-SA (-1 x 1 Month LIBOR USD + 5.52%, 5.52% Cap)	3.74%	I/F I/O	01/15/2039	6,196
215,770	Series 3523-SM (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	4.22%	I/F I/O	04/15/2039	25,597
18,452	Series 3562-WS (-1 x 1 Month LIBOR USD + 4.95%, 4.95% Cap)	3.17%	I/F I/O	08/15/2039	1,117
193,529	Series 3728-SV (-1 x 1 Month LIBOR USD + 4.45%, 4.45% Cap)	2.67%	I/F I/O	09/15/2040	12,064
169,551	Series 3758-S (-1 x 1 Month LIBOR USD + 6.03%, 6.03% Cap)	4.25%	I/F I/O	11/15/2040	23,548
78,989	Series 3779-DZ	4.50%		12/15/2040	80,083
203,619	Series 3815-ST (-1 x 1 Month LIBOR USD + 5.85%, 5.85% Cap)	4.07%	I/F I/O	02/15/2041	23,530
73,783	Series 3900-SB (-1 x 1 Month LIBOR USD + 5.97%, 5.97% Cap)	4.19%	I/F I/O	07/15/2041	8,302
455,039	Series 3923-CZ	5.00%		09/15/2041	503,787
580,808	Series 4183-Z	3.00%		03/15/2043	553,756

	Federal National Mortgage Association,
93,556	Series 2006-101-SA (-1 x 1 Month LIBOR USD + 6.58%, 6.58% Cap)	4.71%	I/F I/O	10/25/2036	15,944
49,514	Series 2006-123-LI (-1 x 1 Month LIBOR USD + 6.32%, 6.32% Cap)	4.45%	I/F I/O	01/25/2037	7,562
344,929	Series 2007-39-AI (-1 x 1 Month LIBOR USD + 6.12%, 6.12% Cap)	4.25%	I/F I/O	05/25/2037	46,623
152,528	Series 2007-57-SX (-1 x 1 Month LIBOR USD + 6.62%, 6.62% Cap)	4.75%	I/F I/O	10/25/2036	21,696
10,436	Series 2009-49-S (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	4.88%	I/F I/O	07/25/2039	1,484
167,048	Series 2009-86-CI (-1 x 1 Month LIBOR USD + 5.80%, 5.80% Cap)	3.93%	I/F I/O	09/25/2036	17,665

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	33

Schedule of Investments DoubleLine Multi-Asset Growth Fund (Consolidated) (Cont.)	March 31, 2018

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
64,116	Series 2009-90-IA (-1 x 1 Month LIBOR USD + 5.75%, 5.75% Cap)	3.88%	I/F I/O	03/25/2037	6,565
63,813	Series 2009-90-IB (-1 x 1 Month LIBOR USD + 5.72%, 5.72% Cap)	3.85%	I/F I/O	04/25/2037	6,092
254,529	Series 2010-39-SL (-1 x 1 Month LIBOR USD + 5.67%, 5.67% Cap)	3.80%	I/F I/O	05/25/2040	29,121
114,444	Series 2011-5-PS (-1 x 1 Month LIBOR USD + 6.40%, 6.40% Cap)	4.53%	I/F I/O	11/25/2040	9,545
379,952	Series 2012-30-DZ	4.00%		04/25/2042	394,245
1,155,830	Series 2013-53-ZC	3.00%		06/25/2043	1,081,049
687,773	Series 2013-55-KS (-2 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.19%	I/F	06/25/2043	551,237
1,079,410	Series 2013-55-VZ	3.00%		06/25/2043	1,016,517
556,890	Series 2015-9-ZA	3.50%		03/25/2045	551,212

	Government National Mortgage Association,
24,926	Series 2009-6-SM (-1 x 1 Month LIBOR USD + 5.95%, 5.95% Cap)	4.13%	I/F I/O	02/20/2038	2,916
389,324	Series 2011-45-GZ	4.50%		03/20/2041	402,118
231,920	Series 2011-7-LS (-2 x 1 Month LIBOR USD + 9.88%, 9.88% Cap)	6.24%	I/F	12/20/2040	241,407

	Total US Government and Agency Mortgage Backed Obligations (Cost $5,793,048)				5,725,086

US GOVERNMENT AND AGENCY OBLIGATIONS 4.9%
10,722,700	United States Treasury Inflation Indexed Bonds	0.13%		04/15/2018	10,737,151

	Total US Government and Agency Obligations (Cost $10,724,623)				10,737,151

REAL ESTATE INVESTMENT TRUSTS 4.3%
655,000	Annaly Capital Management, Inc.				6,831,650
148,747	Chimera Investment Corporation				2,589,685

	Total Real Estate Investment Trusts (Cost $8,896,096)				9,421,335

EXCHANGE TRADED FUNDS AND COMMON STOCKS 32.5%
91,000	American Capital Senior Floating Ltd.				1,014,650
34,062	BlackRock Build America Bond Fund				767,076
89,000	Energy Select Sector SPDR Fund				5,999,490
63,761	Invesco Municipal Opportunity Trust				747,279
53,499	Invesco Value Municipal Income Trust				776,805
68,500	iShares Asia 50 ETF				4,676,495
129,000	iShares Core MSCI Emerging Markets ETF				7,533,600

SHARES	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
109,000	iShares MSCI Australia Index ETF			2,400,180
51,500	iShares MSCI Brazil ETF			2,311,320
36,000	iShares MSCI Hong Kong Index ETF			911,160
32,000	iShares MSCI Italy ETF			1,028,800
34,000	iShares MSCI Singapore Capped ETF			906,780
44,000	iShares MSCI Spain Capped ETF			1,430,440
37,000	iShares MSCI Sweden Capped ETF			1,238,760
51,331	Nuveen AMT-Free Municipal Credit Income Fund			744,813
58,000	Nuveen AMT-Free Quality Municipal Income Fund			754,000
51,385	Nuveen Municipal Credit Income Fund			726,584
78,674	Nuveen Municipal Value Fund, Inc.			745,043
57,000	Nuveen Quality Municipal Income Fund			748,980
423,000	PowerShares Senior Loan Portfolio			9,783,990
220,000	SPDR Blackstone ETF			10,432,400
56,000	SPDR EURO STOXX 50 ETF			2,255,120
215,000	SPDR S&P Oil & Gas Equipment & Services ETF			3,130,400
100,000	Transocean Ltd.*			990,000
43,000	Utilities Select Sector SPDR Fund			2,172,790
95,500	VanEck Vectors Russia ETF			2,171,670
35,000	Vanguard Global ex-U.S. Real Estate ETF			2,132,200
29,000	Vanguard REIT ETF			2,188,630

	Total Exchange Traded Funds and Common Stocks (Cost $71,815,353)			70,719,455

AFFILIATED MUTUAL FUNDS 29.3%
882,076	DoubleLine Core Fixed Income Fund (Class I)			9,535,245
1,011,049	DoubleLine Flexible Income Fund (Class I)			9,918,392
965,918	DoubleLine Low Duration Bond Fund (Class I)			9,630,202
3,300,984	DoubleLine Total Return Bond Fund (Class I)			34,594,317

	Total Affiliated Mutual Funds (Cost $66,150,315)			63,678,156

34	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2018

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 10.0%
4,899,709	BlackRock Liquidity Funds FedFund - Institutional Shares	1.53%	♦		4,899,709
1,388,069	Dreyfus Government Cash Management - Institutional Shares	1.50%	♦		1,388,069
3,511,640	Fidelity Institutional Money Market Government Portfolio - Class I	1.47%	♦		3,511,640
4,899,709	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	1.56%	♦		4,899,709
7,000,000	United States Treasury Bills	0.00%	‡	07/12/2018	6,965,912

	Total Short Term Investments (Cost $21,668,067)				21,665,039

	Total Investments 98.5% (Cost $218,409,292)				214,477,317
	Other Assets in Excess of Liabilities 1.5%				3,159,586

	NET ASSETS 100.0%				$217,636,903

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Exchange Traded Funds and Common Stocks	32.5%
Affiliated Mutual Funds	29.3%
Short Term Investments	10.0%
Non-Agency Residential Collateralized Mortgage Obligations	6.3%
Asset Backed Obligations	6.1%
US Government and Agency Obligations	4.9%
Real Estate Investment Trusts	4.3%
US Government and Agency Mortgage Backed Obligations	2.6%
Collateralized Loan Obligations	2.5%
Other Assets and Liabilities	1.5%

100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2018, the value of these securities amounted to $20,942,135 or 9.6% of net assets.

#	Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of March 31, 2018.

ß	The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of March 31, 2018.

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

I/O	Interest only security

@	Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of March 31, 2018.

Þ	Value determined using significant unobservable inputs.

*	Non-income producing security

♦	Seven-day yield as of March 31, 2018

‡	All or a portion of security has been pledged as collateral in connection with swaps.

Futures Contracts
Description	Long/Short	Contract Quantity	Expiration Date	Notional Amount•	Value/Unrealized Appreciation (Depreciation)
Nikkei-225 Future	Long	90	06/07/2018	9,679,500	$(9,326)
MSCI Developed Markets Index Future	Long	9	06/15/2018	900,270	(13,387)
FTSE 100 Index Future	Long	63	06/15/2018	6,181,471	(54,458)
Euro STOXX 50 Future	Long	171	06/15/2018	6,903,459	(97,107)
MSCI Emerging Markets Index Future	Long	252	06/15/2018	14,966,280	(384,907)
E-mini S&P 500 Future	Long	58	06/15/2018	7,664,700	(422,220)
5-Year US Treasury Note Future	Short	(89)	06/29/2018	(10,187,023)	(58,586)
CME Ultra Long Term US Treasury Bond Future	Short	(17)	06/20/2018	(2,727,969)	(101,752)
Ultra 10-Year US Treasury Note Future	Short	(73)	06/20/2018	(9,479,734)	(170,671)

					$(1,312,414)

•	Notional Amount is determined based on the number of contracts multiplied by the contract size and the quoted daily settlement price in US dollars.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	35

Schedule of Investments DoubleLine Multi-Asset Growth Fund (Consolidated) (Cont.)	March 31, 2018

Swap Agreements
Credit Default Swaps
Reference Entity	Counterparty	Buy/Sell Protection	Financing Rate Paid or Received	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Upfront Payments/ (Receipts)	Value	Unrealized Appreciation (Depreciation)
Markit CDX North America Investment Grade Index	Goldman Sachs	Buy	Paid	1.00%	Quarterly	06/20/2023	50,000,000	$(843,389)	$(843,285)	$104

Total Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	05/31/2018	39,000,000	$3,094,832
Long Commodity Basket Swap	Morgan Stanley	Long	0.20%	Termination	04/05/2018	3,960,000	—
Short Commodity Basket Swap	Morgan Stanley	Short	(0.23)%	Termination	04/05/2018	(3,960,000)	—

							$3,094,832

Total Swap Agreements							$3,094,936

¤	Shiller Barclays CAPE® US Sector ER II USD Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each U.S. equity sector is represented by an index of equity securities of companies in the relevant sector. Information on the sector constituents as of March 31, 2018, is available on the Barclays Capital, Inc. website at https://indices.barclays/IM/12/en/indices/details.app;ticker=BXIICS2E.

Long Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the S&P GSCI index. At March 31, 2018, all constituents and their weightings were as follows:

Sub-Index	Ticker	Contract Value d	Value of Index	Weightings
S&P GSCI Zinc Official Close Index	SPGCIZP	1.28	$98	16.8%
S&P GSCI Gas Oil Official Close Index	SPGCGOP	0.26	97	16.7%
S&P GSCI Brent Crude Official Close Index	SPGCBRP	0.25	97	16.7%
S&P GSCI Heating Oil Official Close Index	SPGCHOP	0.45	97	16.7%
S&P GSCI Crude Oil Official Close Index	SPGCCLP	0.50	97	16.6%
S&P GSCI Unleaded Gasoline Official Close Index	SPGCHUP	0.09	95	16.5%

			$581	100.0%

Short Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the S&P GSCI index. At March 31, 2018, all constituents and their weightings were as follows:

Sub-Index	Ticker	Contract Value d	Value of Index	Weightings
S&P GSCI Corn Official Close Index	SPGCCNP	11.40	$85	17.2%
S&P GSCI Natural Gas Official Close Index	SPGCNGP	8.69	85	17.1%
S&P GSCI Coffee Official Close Index	SPGCKCP	8.55	82	16.5%
S&P GSCI Kansas Wheat Official Close Index	SPGCKWP	4.80	82	16.5%
S&P GSCI Wheat Official Close Index	SPGCWHP	12.07	82	16.5%
S&P GSCI Sugar Official Close Index	SPGCSBP	8.00	80	16.2%

			$496	100.0%

d	Contract value represents the number of units of the underlying constituent’s index in one unit of the custom basket index at creation. The contract value is calculated by multiplying each constituent’s weight by the starting price of the custom basket index and dividing by the starting price of the constituent’s index. The contract value will differ depending on the date the swap is initiated.

Forward Currency Exchange Contracts
Settlement Date	Counterparty	Currency to be Sold		Value	Currency to be Purchased		Value	Unrealized Appreciation (Depreciation)
06/20/2018	Goldman Sachs	6,348,572	USD	$6,348,572	4,700,000	GBP	$6,617,643	$269,071
06/20/2018	Goldman Sachs	10,407,444	USD	10,407,445	1,125,000,000	JPY	10,632,363	224,918
06/20/2018	Goldman Sachs	4,184,572	USD	4,184,572	3,500,000	EUR	4,333,813	149,241
06/20/2018	RBC	982,000,000	JPY	9,280,871	9,397,966	USD	9,397,966	117,095
05/07/2018	Morgan Stanley	8,689,496	USD	8,689,496	34,000,000	MYR	8,794,486	104,990
06/20/2018	RBC	9,211,369	USD	9,211,369	982,000,000	JPY	9,280,871	69,502
06/20/2018	Morgan Stanley	6,643,080	USD	6,643,079	5,400,000	EUR	6,686,454	43,375
06/20/2018	Goldman Sachs	3,500,000	EUR	4,333,813	4,362,878	USD	4,362,878	29,065

36	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2018

Settlement Date	Counterparty	Currency to be Sold		Value	Currency to be Purchased		Value	Unrealized Appreciation (Depreciation)
06/20/2018	Morgan Stanley	5,400,000	EUR	$6,686,454	6,705,395	USD	$6,705,395	$18,941
06/20/2018	Goldman Sachs	58,000,000	JPY	548,157	555,046	USD	555,046	6,889
06/20/2018	RBC	2,000,000	EUR	2,476,464	2,482,685	USD	2,482,685	6,221
06/28/2018	Morgan Stanley	2,600,000	AUD	1,997,494	1,993,141	USD	1,993,141	(4,353)
06/15/2018	JP Morgan	3,200,000	CHF	3,369,904	3,365,453	USD	3,365,453	(4,451)
06/20/2018	RBC	2,504,224	USD	2,504,224	2,000,000	EUR	2,476,464	(27,760)
06/15/2018	JP Morgan	3,415,317	USD	3,415,317	3,200,000	CHF	3,369,904	(45,413)
06/20/2018	Morgan Stanley	4,200,000,000	KRW	3,961,685	3,875,611	USD	3,875,611	(86,074)
06/20/2018	Bank of America Merrill Lynch	5,687,000,000	KRW	5,364,310	5,245,632	USD	5,245,632	(118,678)

				$89,423,226			$90,175,805	$752,579

AUD	Australian Dollar

CHF	Swiss Franc

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

KRW	Korean Won

MYR	Malaysian Ringgit

USD	US Dollar

A summary of the DoubleLine Multi-Asset Growth Fund’s (Consolidated) investments in affiliated mutual funds for the year ended March 31, 2018 is as follows:

Fund	Value at March 31, 2017	Gross Purchases	Gross Sales	Shares Held at March 31, 2018	Value at March 31, 2018	Change in Unrealized for the Year Ended March 31, 2018	Dividend Income Earned in the Year Ended March 31, 2018	Net Realized Gain (Loss) in the Year Ended March 31, 2018
DoubleLine Total Return Bond Fund (Class I)	$28,314,301	$13,707,000	$(6,750,000)	3,300,984	$34,594,317	$(509,447)	$1,323,380	$(167,537)
DoubleLine Core Fixed Income Fund (Class I)	6,277,078	3,334,000	—	882,076	9,535,245	(75,833)	258,489	—
DoubleLine Flexible Income Fund (Class I)	1,956,175	8,009,000	—	1,011,049	9,918,392	(46,783)	157,531	—
DoubleLine Low Duration Bond Fund (Class I)	6,786,481	2,920,000	—	965,918	9,630,202	(76,279)	221,894	—

	$43,334,035	$27,970,000	$(6,750,000)	6,160,027	$63,678,156	$(708,342)	$1,961,294	$(167,537)

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	37

Schedule of Investments DoubleLine Low Duration Bond Fund	March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 10.3%

	Access Group, Inc.,
9,335,451	Series 2007-A-B (3 Month LIBOR USD + 0.55%, 0.55% Floor)	2.49%		02/25/2037	8,959,207

	Arcadia Receivables Credit Trust,
7,460,735	Series 2017-1-A	3.25%	^	06/15/2023	7,493,521

	AVANT Loans Funding Trust,
2,868,541	Series 2017-A-A	2.41%	^	03/15/2021	2,867,476
3,591,633	Series 2017-B-A	2.29%	^	06/15/2020	3,585,372

	CLUB Credit Trust,
1,707,309	Series 2017-NP1-A	2.39%	^	04/17/2023	1,706,978

	CLUBC,
21,885,689	Series 2018-2-PT	0.94%	^	02/15/2041	21,962,333

	Conn Funding LP,
1,600,053	Series 2017-A-A	2.73%	^	07/15/2019	1,599,975

	Consumer Installment Loan Trust,
439,133	Series 2016-LD1-A	3.96%	^	07/15/2022	439,266

	Consumer Loan Credit Trust,
7,791,418	Series 2017-NP2-A	2.55%	^	01/16/2024	7,776,673

	Credit Acceptance Auto Loan Trust,
14,000,000	Series 2017-2A-A	2.55%	^	02/17/2026	13,823,982

	Eagle Ltd.,
839,063	Series 2014-1A-A1	2.57%	^	12/15/2039	836,814

	Eaglewood Consumer Loan Trust,
520,977	Series 2014-1-A	3.50%	^Þ¥	10/15/2019	520,798

	Earnest Student Loan Program,
7,926,269	Series 2016-A-A2	2.50%	^	04/25/2033	7,781,359
14,517,280	Series 2017-A-A2	2.65%	^	01/25/2041	14,249,718

	Flagship Credit Auto Trust,
6,000,000	Series 2016-3-B	2.43%	^	06/15/2021	5,973,671
12,750,000	Series 2016-4-B	2.41%	^	10/15/2021	12,662,239
15,000,000	Series 2017-1-B	2.83%	^	03/15/2023	14,969,922

	Invitation Homes Trust,
12,723,639	Series 2015-SFR3-A (1 Month LIBOR USD + 1.30%, 1.30% Floor)	3.05%	^	08/17/2032	12,743,127
31,067,416	Series 2017-SFR2-A (1 Month LIBOR USD + 0.85%, 0.85% Floor)	2.66%	^	12/17/2036	31,355,575
19,904,306	Series 2018-SFR1-A (1 Month LIBOR USD + 0.70%)	2.51%	^	03/17/2037	20,003,912

	LendingClub Issuance Trust,
3,226,942	Series 2016-NP2-A	3.00%	^	01/17/2023	3,223,861

	Lendmark Funding Trust,
17,750,000	Series 2016-2A-A	3.26%	^	04/21/2025	17,750,966

	Mariner Finance Issuance Trust,
10,000,000	Series 2017-AA-A	3.62%	^	02/20/2029	10,048,384

	Marlette Funding Trust,
13,503,831	Series 2017-2A-A	2.39%	^	07/15/2024	13,473,686

	NRZ Excess Spread-Collateralized Notes,
9,802,974	Series 2018-PLS1-A	3.19%	^	01/25/2023	9,754,905
14,437,207	Series 2018-PLS2-A	3.27%	^	02/25/2023	14,407,002

	OneMain Financial Issuance Trust,
8,025,607	Series 2015-1A-A	3.19%	^	03/18/2026	8,052,977
31,250,000	Series 2017-1A-A1	2.37%	^	09/14/2032	30,736,747

	Oportun Funding LLC,
10,000,000	Series 2016-C-A	3.28%	^	11/08/2021	10,002,396

	Progress Residential Trust,
7,671,413	Series 2016-SFR1-A (1 Month LIBOR USD + 1.50%, 1.50% Floor)	3.31%	^	09/17/2033	7,728,728

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	SCF Equipment Leasing LLC,
3,599,313	Series 2017-1A-A	3.77%	^	01/20/2023	3,591,965
9,264,614	Series 2017-2A-A	3.41%	^	12/20/2023	9,145,832

	Sierra Timeshare Receivables Funding LLC,
8,202,186	Series 2016-2A-A	2.33%	^	07/20/2033	8,109,145

	SoFi Consumer Loan Program LLC,
766,574	Series 2016-1-A	3.26%	^	08/25/2025	766,992
3,952,106	Series 2016-3-A	3.05%	^	12/26/2025	3,950,232
6,654,462	Series 2017-3-A	2.77%	^	05/25/2026	6,611,167
7,632,615	Series 2017-6-A1	2.20%	^	11/25/2026	7,596,143
5,000,000	Series 2017-6-A2	2.82%	^	11/25/2026	4,947,631

	SoFi Consumer Loan Program Trust,
4,307,983	Series 2016-2-A	3.09%	^	10/27/2025	4,315,530
8,401,062	Series 2017-1-A	3.28%	^	01/26/2026	8,418,867
5,908,700	Series 2017-2-A	3.28%	^	02/25/2026	5,924,499
16,140,797	Series 2017-5-A1	2.14%	^	09/25/2026	16,052,810
4,500,000	Series 2017-5-A2	2.78%	^	09/25/2026	4,436,924
18,731,319	Series 2018-1-A1	2.55%	^	02/25/2027	18,677,242

	SoFi Professional Loan Program,
1,744,184	Series 2013-A-A	3.75%	^	12/25/2029	1,751,295
589,191	Series 2014-A-A2	3.02%	^	10/25/2027	588,466
2,859,021	Series 2015-C-A2	2.51%	^	08/25/2033	2,817,727
5,508,398	Series 2016-A-A2	2.76%	^	12/26/2036	5,463,609
5,000,000	Series 2017-A-A2B	2.40%	^	03/26/2040	4,883,012
15,153,293	Series 2017-B-A1FX	1.83%	^	05/25/2040	15,077,137
7,737,031	Series 2017-C-A2A	1.75%	^	07/25/2040	7,673,208

	SpringCastle America Funding LLC,
20,034,270	Series 2016-AA-A	3.05%	^	04/25/2029	20,032,877

	Springleaf Funding Trust,
8,827,885	Series 2015-AA-A	3.16%	^	11/15/2024	8,836,905
15,810,000	Series 2016-AA-A	2.90%	^	11/15/2029	15,745,538
25,000,000	Series 2017-AA-A	2.68%	^	07/15/2030	24,626,090

	Spruce Asset Backed Securities Trust,
525,242	Series 2016-E1-A	4.32%	^	06/15/2028	531,628

	TAL Advantage LLC,
1,898,333	Series 2013-2A-A	3.55%	^	11/20/2038	1,889,319

	Wachovia Student Loan Trust,
1,371,861	Series 2006-1-A5 (3 Month LIBOR USD + 0.12%, 0.12% Floor)	1.87%	^	07/26/2027	1,371,073

	Westlake Automobile Receivables Trust,
7,000,000	Series 2016-2A-B	2.30%	^	11/15/2019	6,997,753
10,000,000	Series 2016-3A-C	2.46%	^	01/18/2022	9,957,315
20,000,000	Series 2017-2A-C	2.59%	^	12/15/2022	19,814,246

	Total Asset Backed Obligations (Cost $569,307,086)				567,093,747

BANK LOANS 7.1%

	AECOM,
6,260,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 1.75%)	3.63%		02/21/2025	6,276,965

	Allison Transmission Inc.,
11,897,155	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B3	4.06%	±	09/23/2022	11,979,721

	American Airlines, Inc.,
5,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.00%)	3.88%		04/28/2023	5,005,625

38	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	American Airlines, Inc., (Cont.)
5,865,750	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.00%)	3.78%	12/14/2023	5,876,778

	Aramark Services, Inc.,
5,642,500	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.00%)	3.88%	03/28/2024	5,686,596
5,152,088	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.00%)	3.88%	03/11/2025	5,193,948

	Axalta Coating Systems US Holdings, Inc.,
11,730,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2 (3 Month LIBOR USD + 2.00%)	4.30%	05/31/2024	11,769,647

	Berry Global, Inc.,
14,927,491	Guaranteed Senior Secured 1st Lien Term Loan, Tranche Q (1 Month LIBOR USD + 2.00%)	3.88%	10/01/2022	15,015,414

	Burger King Restaurant Brands,
14,905,521	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR + 2.25%, 1.00% Floor)	4.55%	02/16/2024	14,933,469

	Charter Communications Operating LLC,
10,683,225	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.00%)	3.88%	04/30/2025	10,734,932

	CommScope, Inc.,
11,431,114	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.00%)	3.88%	12/29/2022	11,511,532

	CROWN Americas LLC,
2,765,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 2.00%)	3.69%	01/29/2025	2,793,300

	CSC Holdings LLC,
11,939,787	Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.04%	07/17/2025	11,922,415

	Dell International LLC,
10,939,399	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (US LIBOR + 2.00%, 0.75% Floor)	3.88%	09/07/2023	10,962,153

	Delta Air Lines, Inc.,
11,882,480	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1 (US LIBOR + 2.50%, 0.75% Floor)	4.32%	10/18/2018	11,956,805

	ESH Hospitality, Inc.,
11,505,349	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.25%)	4.13%	08/30/2023	11,589,050

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	First Data Corporation,
11,207,997	Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.12%	04/26/2024	11,236,745

	Gartner, Inc.,
3,974,912	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.00%)	3.88%	04/05/2024	4,005,976

	Global Payments, Inc.,
3,025,125	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B3 (1 Month LIBOR USD + 1.75%)	3.63%	04/21/2023	3,041,385

	Grifols Worldwide Operations USA, Inc.,
11,838,192	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Week LIBOR USD + 2.25%)	3.99%	01/31/2025	11,893,417

	HCA, Inc.,
1,030,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B10 (1 Month LIBOR USD + 2.00%)	3.65%	03/14/2025	1,039,090
13,966,041	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B11 (1 Month LIBOR USD + 1.75%)	3.63%	03/17/2023	14,042,436

	Hilton Worldwide,
14,913,682	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2 (1 Month LIBOR USD + 2.00%)	3.87%	10/25/2023	15,009,055

	INC Research Holdings Inc.,
11,437,500	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.25%)	3.90%	08/01/2024	11,491,142

	Iron Mountain, Inc.,
10,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 1.75%)	3.62%	12/22/2025	9,985,450

	Jacobs Douwe Egberts International BV,
10,000,000	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 2.25%)	4.06%	07/01/2022	10,052,050

	KAR Auction Services, Inc.,
6,533,951	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B5 (3 Month LIBOR USD + 2.50%)	4.81%	03/09/2023	6,576,160

	Lamar Media Corporation,
1,975,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 1.75%)	3.56%	03/14/2025	1,981,794

	Level 3 Financing, Inc.,
15,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.25%)	4.11%	02/22/2024	15,045,750

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	39

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Lockheed Martin Corporation,
8,290,063	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 1.75%)	3.69%		08/16/2023	8,351,202

	MGM Growth Properties LP,
11,874,739	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (US LIBOR + 2.00%, 0.75% Floor)	3.88%		03/21/2025	11,964,939

	NRG Energy Inc.,
3,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.06%	±	06/30/2023	3,007,500

	Pinnacle Foods Finance LLC,
6,573,014	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 1.75%)	3.38%		02/02/2024	6,611,105

	Quintiles, Inc.,
5,985,000	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 2.00%)	4.30%		01/17/2025	6,021,658

	RPI Finance Trust,
11,733,029	Senior Secured 1st Lien Term Loan, Tranche B6 (3 Month LIBOR USD + 2.00%)	4.30%		03/27/2023	11,802,019

	Servicemaster Company LLC,
11,917,302	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.50%)	4.38%		11/08/2023	11,981,178

	Six Flags Entertainment Corporation,
7,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 1.75%)	5.50%		06/30/2022	7,036,120

	Sprint Communications,
11,913,496	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (US LIBOR + 2.50%, 0.75% Floor)	4.44%		02/02/2024	11,929,639

	Tumi Holdings, Inc.,
3,959,799	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.25%)	4.13%		08/01/2023	3,982,687

	Vantiv LLC,
8,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.00%)	3.78%		08/09/2024	8,051,440

	VICI Properties LLC,
6,519,545	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 2.00%)	3.85%		12/20/2024	6,547,742

	Virgin Media LLC,
4,970,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche K (1 Month LIBOR USD + 2.50%)	4.28%		01/15/2026	5,001,063

	WR Grace & Co-Conn,
6,183,947	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1 (3 Month LIBOR USD + 1.75%)	3.52%		02/21/2025	6,211,002

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	WR Grace & Co-Conn,
10,601,053	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2 (3 Month LIBOR USD + 1.75%)	3.52%		02/21/2025	10,647,432

	Wyndham Hotels & Resorts,
4,500,000	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 1.75%)	3.76%		04/30/2025	4,500,000

	Yum! Brands,
1,500,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 1.75%)	3.76%		03/28/2025	1,500,000

	Total Bank Loans (Cost $393,692,929)				393,755,526

COLLATERALIZED LOAN OBLIGATIONS 16.4%

	AIMCO,
10,500,000	Series 2014-AA-AR (3 Month LIBOR USD + 1.10%)	2.84%	^	07/20/2026	10,511,070
25,000,000	Series 2015-AA-AR (3 Month LIBOR USD + 0.85%, 0.85% Floor)	2.57%	^	01/15/2028	24,995,973

	ALM LLC,
7,500,000	Series 2016-19A-A1 (3 Month LIBOR USD + 1.55%)	3.27%	^	07/15/2028	7,543,125
2,500,000	Series 2016-19A-A2 (3 Month LIBOR USD + 2.20%)	3.92%	^	07/15/2028	2,524,113

	Apidos Ltd.,
9,975,000	Series 2013-16A-A1R (3 Month LIBOR USD + 0.98%)	2.72%	^	01/19/2025	9,977,192

	Arbor Realty Ltd.,
3,710,000	Series 2015-FL2A-C (1 Month LIBOR USD + 5.00%)	6.78%	^	09/15/2025	3,726,458
15,000,000	Series 2017-FL2-A (1 Month LIBOR USD + 0.99%)	2.77%	^	08/15/2027	15,075,405

	Atrium Corporation,
32,777,337	Series 10A-AR (3 Month LIBOR USD + 0.95%)	2.67%	^	07/16/2025	32,780,482

	Babson Ltd.,
10,000,000	Series 2014-3A-AR (3 Month LIBOR USD + 1.32%)	3.04%	^	01/15/2026	10,000,000

	BlueMountain Ltd.,
6,700,000	Series 2012-2A-AR (3 Month LIBOR USD + 1.42%, 1.42% Floor)	3.30%	^	11/20/2028	6,725,925
29,938,086	Series 2013-3A-AR (3 Month LIBOR USD + 0.89%)	2.65%	^	10/29/2025	29,942,302
15,000,000	Series 2015-2A-A1 (3 Month LIBOR USD + 1.43%, 1.43% Floor)	3.16%	^	07/18/2027	15,014,912
15,000,000	Series 2015-3A-A1 (3 Month LIBOR USD + 1.48%)	3.22%	^	10/20/2027	15,000,000

40	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Carlyle Global Market Strategies Ltd.,
9,000,000	Series 2015-1A-AR (3 Month LIBOR USD + 1.00%)	2.74%	^	04/20/2027	8,992,465

	Cent Ltd.,
798,869	Series 2012-16A-A1AR (3 Month LIBOR USD + 1.25%)	3.02%	^	08/01/2024	799,416
2,000,000	Series 2014-22A-A1R (3 Month LIBOR USD + 1.41%)	3.20%	^	11/07/2026	2,001,412

	CFIP Ltd.,
25,000,000	Series 2014-1A-AR (3 Month LIBOR USD + 1.32%)	3.04%	^	07/13/2029	25,138,149

	Crown Point Ltd.,
3,800,919	Series 2013-2A-A1LR (3 Month LIBOR USD + 0.59%)	2.31%	^	12/31/2023	3,804,033

	Cutwater Ltd.,
25,000,000	Series 2014-1A-A1BR (3 Month LIBOR USD + 1.25%)	2.97%	^	07/15/2026	25,029,895

	Halcyon Loan Advisors Funding Ltd.,
9,000,000	Series 2012-1X-A2 (3 Month LIBOR USD + 2.50%)	4.34%		08/15/2023	9,016,636
1,000,000	Series 2014-1A-A1R (3 Month LIBOR USD + 1.13%)	2.86%	^	04/18/2026	1,000,893
2,250,000	Series 2014-2A-C (3 Month LIBOR USD + 3.50%)	5.26%	^	04/28/2025	2,255,726
49,275,000	Series 2015-2A-A (3 Month LIBOR USD + 1.39%)	3.14%	^	07/25/2027	49,302,471
25,000,000	Series 2015-3A-A1R (3 Month LIBOR USD + 0.90%)	2.63%	^	10/18/2027	24,867,674

	Harbourview Ltd.,
9,000,000	Series 7A-A1R (3 Month LIBOR USD + 1.25%)	3.13%	^	11/18/2026	9,009,242

	HLA Ltd.,
25,000,000	Series 2014-3A-AR (3 Month LIBOR USD + 1.10%)	2.84%	^	10/22/2025	25,018,589

	Hunt Ltd.,
7,250,000	Series 2017-FL1-B (1 Month LIBOR USD + 1.65%)	3.43%	^	08/15/2034	7,291,209

	Jamestown Ltd.,
10,000,000	Series 2014-4A-A1AR (3 Month LIBOR USD + 0.69%)	2.41%	^	07/15/2026	9,975,054
10,500,000	Series 2015-6A-A1AR (3 Month LIBOR USD + 1.15%)	3.03%	^	02/20/2027	10,502,625
31,000,000	Series 2016-9A-A1B (3 Month LIBOR USD + 1.50%)	3.24%	^	10/20/2028	31,111,833

	LCM LP,
43,500,000	Series 16A-AR (3 Month LIBOR USD + 1.03%)	2.75%	^	07/15/2026	43,517,453

	Madison Park Funding Ltd.,
26,000,000	Series 2013-11A-AR (3 Month LIBOR USD + 1.16%)	2.90%	^	07/23/2029	26,032,500

	Magnetite Ltd.,
5,235,000	Series 2014-9A-A1R (3 Month LIBOR USD + 1.00%)	2.75%	^	07/25/2026	5,239,474

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Marathon Ltd.,
3,000,000	Series 2017-9A-A2 (3 Month LIBOR USD + 1.75%)	3.47%	^	04/15/2029	3,015,375

	Midocean Credit,
41,500,000	Series 2017-7A-A1 (3 Month LIBOR USD + 1.32%)	3.04%	^	07/15/2029	41,751,312

	MP Ltd.,
30,000,000	Series 2013-2A-ARR (3 Month LIBOR USD + 1.28%)	3.03%	^	07/25/2029	30,192,420
3,500,000	Series 2014-2A-AR (3 Month LIBOR USD + 1.20%)	2.92%	^	01/15/2027	3,501,641

	NewMark Capital Funding Ltd.,
6,557,409	Series 2013-1A-A1 (3 Month LIBOR USD + 0.94%)	2.96%	^	06/02/2025	6,559,953
13,114,818	Series 2013-1A-A2 (3 Month LIBOR USD + 1.12%)	3.14%	^	06/02/2025	13,128,529

	OCP Ltd.,
20,000,000	Series 2012-2A-A1R (3 Month LIBOR USD + 1.40%)	3.30%	^	11/22/2025	20,090,848
16,500,000	Series 2014-5A-A1R (3 Month LIBOR USD + 1.08%, 1.08% Floor)	2.83%	^	04/26/2031	16,516,986

	Octagon Investment Partners Ltd.,
14,000,000	Series 2015-1A-A1R (3 Month LIBOR USD + 0.90%)	2.79%	^	05/21/2027	14,004,053
8,750,000	Series 2016-1A-B (3 Month LIBOR USD + 2.15%)	3.87%	^	07/15/2027	8,782,161

	Octagon Loan Funding Ltd.,
15,000,000	Series 2014-1A-A1R (3 Month LIBOR USD + 1.14%)	3.02%	^	11/18/2026	15,028,268

	Palmer Square Loan Funding Ltd.,
12,104,985	Series 2017-1A-A1 (3 Month LIBOR USD + 0.74%)	2.46%	^	10/15/2025	12,106,258

	Race Point Ltd.,
25,000,000	Series 2015-9A-A1AR (3 Month LIBOR USD + 1.21%)	2.93%	^	10/15/2030	25,150,430

	Romark Ltd.,
22,000,000	Series 2018-1A-A1 (3 Month LIBOR USD + 1.03%)	0.00%	±^	04/20/2031	22,000,000

	Shackleton Ltd.,
32,100,000	Series 2016-9A-A (3 Month LIBOR USD + 1.50%)	3.24%	^	10/20/2028	32,320,256

	Sound Harbor Loan Fund Ltd.,
3,000,000	Series 2014-1A-A1R (3 Month LIBOR USD + 1.20%)	2.97%	^	10/30/2026	3,002,142

	Symphony Ltd.,
2,406,339	Series 2012-8A-AR (3 Month LIBOR USD + 1.10%)	2.80%	^	01/09/2023	2,408,539

	TCI-Flatiron Ltd.,
20,000,000	Series 2016-1A-A (3 Month LIBOR USD + 1.55%)	3.28%	^	07/17/2028	20,130,416

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	41

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Tryon Park Ltd.,
744,153	Series 2013-1A-A1 (3 Month LIBOR USD + 1.12%)	2.84%	^	07/15/2025	744,401

	Venture Ltd.,
14,000,000	Series 2014-17A-AR (3 Month LIBOR USD + 1.08%)	2.80%	^	07/15/2026	14,016,092
1,000,000	Series 2014-17A-B2R (3 Month LIBOR USD + 1.60%)	3.32%	^	07/15/2026	1,001,067
10,000,000	Series 2016-23A-A (3 Month LIBOR USD + 1.65%)	3.39%	^	07/19/2028	10,025,080

	Vibrant Ltd.,
30,000,000	Series 2015-3A-A1R (3 Month LIBOR USD + 1.48%)	3.22%	^	04/20/2026	30,014,179
5,000,000	Series 2016-5A-A (3 Month LIBOR USD + 1.55%)	3.29%	^	01/20/2029	5,038,299

	Voya Ltd.,
293,977	Series 2013-2A-A1 (3 Month LIBOR USD + 1.15%)	2.90%	^	04/25/2025	293,977

	Wellfleet Ltd.,
20,000,000	Series 2017-2A-A1 (3 Month LIBOR USD + 1.25%)	2.63%	^	10/20/2029	20,139,726

	WhiteHorse Ltd.,
2,500,000	Series 2012-1A-B1L (3 Month LIBOR USD + 4.25%)	6.03%	^	02/03/2025	2,501,313
2,983,967	Series 2013-1A-A1L (3 Month LIBOR USD + 1.40%)	3.34%	^	11/24/2025	2,986,953
3,250,000	Series 2014-1A-AR (3 Month LIBOR USD + 0.90%)	2.28%	^	05/01/2026	3,248,855

	Zais Ltd.,
5,000,000	Series 2014-2A-A1AR (3 Month LIBOR USD + 1.20%)	2.95%	^	07/25/2026	5,005,106
13,000,000	Series 2016-2A-A1 (3 Month LIBOR USD + 1.53%)	3.25%	^	10/15/2028	13,058,188

	Total Collateralized Loan Obligations (Cost $899,572,510)				901,486,529

FOREIGN CORPORATE BONDS 15.5%
8,000,000	Adani Ports & Special Economic Zone Ltd.	3.50%		07/29/2020	7,963,680
9,501,000	AerCap Global Aviation Trust	4.63%		10/30/2020	9,784,118
1,450,000	Agromercantil Senior Trust	6.25%	^	04/10/2019	1,479,913
3,550,000	Agromercantil Senior Trust	6.25%		04/10/2019	3,623,237
8,175,000	Alibaba Group Holding Ltd.	2.50%		11/28/2019	8,119,774
5,732,000	Alibaba Group Holding Ltd.	3.13%		11/28/2021	5,720,849
3,898,000	America Movil S.A.B. de C.V.	5.00%		03/30/2020	4,032,022
9,000,000	America Movil S.A.B. de C.V.	3.13%		07/16/2022	8,864,575
11,025,000	AstraZeneca PLC	2.38%		11/16/2020	10,855,817
12,900,000	Axiata SPV2 BHD	3.47%		11/19/2020	12,948,156
9,000,000	Banco de Costa Rica	5.25%		08/12/2018	9,078,300

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
700,000	Banco de Credito del Peru	2.25%	^	10/25/2019	691,915
200,000	Banco de Credito del Peru	2.25%		10/25/2019	197,690
7,300,000	Banco de Credito del Peru	5.38%		09/16/2020	7,671,789
1,500,000	Banco del Estado de Chile	2.67%	^	01/08/2021	1,472,002
19,800,000	Banco del Estado de Chile	3.88%		02/08/2022	20,027,266
1,000,000	Banco GNB Sudameris S.A.	3.88%	^	05/02/2018	1,000,500
9,000,000	Banco GNB Sudameris S.A.	3.88%		05/02/2018	9,004,500
16,842,000	Banco International del Peru S.A.A.	5.75%		10/07/2020	17,684,100
11,431,000	Banco Latinoamericano do Comercio Exterior S.A.	3.25%		05/07/2020	11,388,134
9,000,000	Banco Nacional de Costa Rica	4.88%		11/01/2018	9,022,500
1,000,000	Banco Regional SAECA	8.13%		01/24/2019	1,036,450
2,950,000	Banco Santander	2.50%	^	12/15/2020	2,894,687
6,598,000	Banco Santander	3.88%		09/20/2022	6,667,485
15,532,000	Banco Santander (5 Year CMT Rate + 4.58%)	5.95%		01/30/2024	15,873,704
2,400,000	Banistmo S.A.	3.65%	^	09/19/2022	2,307,000
5,535,000	Bank of Nova Scotia	2.15%		07/14/2020	5,430,476
10,935,000	Barclays Bank PLC	2.65%		01/11/2021	10,801,988
8,750,000	BBVA Banco Continental S.A.	3.25%		04/08/2018	8,747,594
12,938,000	BDO Unibank, Inc.	2.63%		10/24/2021	12,593,358
11,350,000	BDO Unibank, Inc.	2.95%		03/06/2023	10,920,244
17,400,000	Bharat Petroleum Corporation Ltd.	4.63%		10/25/2022	18,012,480
9,000,000	Bharti Airtel Ltd.	5.13%		03/11/2023	9,173,520
5,518,000	BNP Paribas S.A.	5.00%		01/15/2021	5,809,229
6,885,000	BP Capital Markets PLC	1.68%		05/03/2019	6,814,921
745,000	BP Capital Markets PLC	1.77%		09/19/2019	735,638
2,351,000	BP Capital Markets PLC	2.32%		02/13/2020	2,325,746
9,993,000	Celulosa Arauco y Constitucion S.A.	4.75%		01/11/2022	10,319,583
21,000,000	CK Hutchison International Ltd.	2.88%	^	04/05/2022	20,605,383
3,000,000	CK Hutchison International Ltd.	2.88%		04/05/2022	2,943,626
8,000,000	CNOOC Finance Ltd.	2.63%		05/05/2020	7,914,562
13,000,000	CNOOC Finance Ltd.	3.88%		05/02/2022	13,112,307
15,391,000	CNPC General Capital Ltd.	3.95%		04/19/2022	15,674,316
6,100,000	CNPC Overseas Capital Ltd.	4.50%		04/28/2021	6,318,153
500,000	Coca-Cola Femsa S.A.B. de C.V.	4.63%		02/15/2020	514,389
7,000,000	Comision Federal de Electricidad	4.88%		05/26/2021	7,227,500
7,946,000	Commonwealth Bank of Australia	2.25%	^	03/10/2020	7,835,123
2,835,000	Commonwealth Bank of Australia	2.05%	^	09/18/2020	2,763,416
2,900,000	Corpbanca S.A.	3.88%		09/22/2019	2,926,087
4,000,000	Corporacion Financiera de Desarrollo S.A.	3.25%	^	07/15/2019	4,005,000
5,200,000	DBS Group Holdings Ltd. (3 Month LIBOR USD + 0.62%)	2.37%	^	07/25/2022	5,228,288
4,300,000	DBS Group Holdings Ltd. (3 Month LIBOR USD + 0.62%)	2.37%		07/25/2022	4,323,392
14,000,000	DBS Group Holdings Ltd. (5 Year Swap Rate USD + 2.39%)	3.60%	†	12/29/2049	13,572,566

42	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
5,600,000	Delek & Avner Tamar Bond Ltd.	3.84%	^	12/30/2018	5,616,212
6,320,000	Delek & Avner Tamar Bond Ltd.	4.44%	^	12/30/2020	6,355,771
2,500,000	Digicel Ltd.	8.25%		09/30/2020	2,162,500
10,150,000	Ecopetrol SA	7.63%		07/23/2019	10,748,850
5,000,000	Empresas Publicas de Medellin E.S.P.	7.63%		07/29/2019	5,312,500
10,289,970	ENA Norte Trust	4.95%		04/25/2023	10,575,517
3,695,000	Export-Import Bank of India	2.75%		04/01/2020	3,655,678
13,350,000	Export-Import Bank of India	3.13%		07/20/2021	13,202,442
3,305,000	Export-Import Bank of India (3 Month LIBOR USD + 1.00%)	2.89%		08/21/2022	3,301,282
3,000,000	Fondo Mivivienda S.A.	3.38%	^	04/02/2019	3,009,000
10,800,000	Fondo Mivivienda S.A.	3.38%		04/02/2019	10,832,400
2,000,000	Fondo Mivivienda S.A.	3.50%	^	01/31/2023	1,965,000
500,000	Fondo Mivivienda S.A.	3.50%		01/31/2023	491,250
4,982,000	Global Bank Corporation	5.13%		10/30/2019	5,087,618
4,000,000	Global Bank Corporation	5.13%	^	10/30/2019	4,084,800
1,900,000	Global Bank Corporation	4.50%	^	10/20/2021	1,918,240
4,000,000	Global Bank Corporation	4.50%		10/20/2021	4,038,400
500,000	Grupo Bimbo S.A.B. de C.V.	4.88%		06/30/2020	518,596
500,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	487,907
6,129,355	Guanay Finance Ltd.	6.00%		12/15/2020	6,284,694
7,635,000	Indian Oil Corporation Ltd.	5.63%		08/02/2021	8,123,136
1,181,005	Interoceanica Finance Ltd.	0.00%		11/30/2018	1,160,337
10,725,000	Inversiones CMPC S.A.	4.50%		04/25/2022	11,036,259
1,500,000	IOI Investment BHD	4.38%		06/27/2022	1,531,409
9,000,000	Israel Electric Corporation Ltd.	5.63%		06/21/2018	9,045,990
9,996,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	10,026,688
10,985,000	Mizuho Financial Group, Inc. (3 Month LIBOR USD + 0.79%)	2.81%		03/05/2023	10,977,115
8,770,000	ONGC Videsh Ltd.	3.25%		07/15/2019	8,755,530
10,000,000	ONGC Videsh Ltd.	2.88%		01/27/2022	9,672,420
4,300,000	ONGC Videsh Ltd.	3.75%		05/07/2023	4,258,754
7,612,000	Orange S.A.	2.75%		02/06/2019	7,610,770
1,355,000	Orange S.A.	1.63%		11/03/2019	1,327,338
19,000,000	Oversea-Chinese Banking Corporation (5 Year Swap Rate USD + 2.20%)	4.00%		10/15/2024	19,145,578
6,100,000	Panama Metro Line SP	0.00%	^	12/05/2022	5,517,450
11,739,000	Panama Metro Line SP	0.00%		12/05/2022	10,617,926
26,896	Peru Enhanced Pass-Through Finance Ltd.	0.00%	^	05/31/2018	26,614
1,032,331	Peru Enhanced Pass-Through Finance Ltd.	0.00%		05/31/2018	1,021,492
7,000,000	Petronas Capital Ltd.	3.13%		03/18/2022	6,952,785
12,600,000	Petronas Global Sukuk Ltd.	2.71%		03/18/2020	12,516,840
6,577,000	PSA International Ltd.	4.63%		09/11/2019	6,747,607
598,000	PSA International Ltd.	3.88%		02/11/2021	615,240
3,500,000	Reliance Holdings, Inc.	4.50%		10/19/2020	3,595,441
17,560,000	Reliance Holdings, Inc.	5.40%		02/14/2022	18,565,802
1,900,000	SACI Falabella	3.75%		04/30/2023	1,886,699
11,145,000	Santander UK PLC	2.50%		01/05/2021	10,966,173
5,282,000	Shell International Finance B.V.	1.38%		05/10/2019	5,214,805
11,270,000	Shire Acquisitions Investments Ireland DAC	1.90%		09/23/2019	11,087,022
1,800,000	Sinopec Group Overseas Development Ltd.	2.50%	^	04/28/2020	1,773,662

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
5,200,000	Sinopec Group Overseas Development Ltd.	2.50%		04/28/2020	5,123,913
4,200,000	Sinopec Group Overseas Development Ltd.	2.75%		05/03/2021	4,135,685
990,000	Sinopec Group Overseas Development Ltd.	2.00%		09/29/2021	948,337
3,000,000	Sinopec Group Overseas Development Ltd.	2.00%	^	09/29/2021	2,873,748
4,000,000	Sinopec Group Overseas Development Ltd.	3.00%		04/12/2022	3,910,116
3,710,000	Sinopec Group Overseas Development Ltd.	3.00%	^	04/12/2022	3,626,633
11,500,000	SP PowerAssets Ltd.	2.70%		09/14/2022	11,290,519
11,315,000	Sumitomo Mitsui Financial Group, Inc.	2.06%		07/14/2021	10,920,576
200,000	Telefonica Celular del Paraguay S.A.	6.75%		12/13/2022	205,396
17,000,000	Telefonica Chile S.A.	3.88%		10/12/2022	16,995,573
2,250,000	Temasek Financial Ltd.	2.38%		01/23/2023	2,181,635
7,241,000	Tencent Holdings Ltd.	3.38%		05/02/2019	7,282,357
1,400,000	Tencent Holdings Ltd.	2.88%	^	02/11/2020	1,397,866
3,170,000	Tencent Holdings Ltd.	2.88%		02/11/2020	3,165,167
1,000,000	Tencent Holdings Ltd. (3 Month LIBOR USD + 0.61%)	2.34%	^	01/19/2023	1,001,770
575,000	Transportadora de Gas Internacional S.A.	5.70%	^	03/20/2022	585,063
14,525,000	Transportadora de Gas Internacional S.A.	5.70%		03/20/2022	14,779,188
10,760,000	UBS AG	2.45%	^	12/01/2020	10,572,765
8,100,000	Union Bank of the Philippines	3.37%		11/29/2022	7,890,340
17,902,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 2.00%)	3.75%		09/19/2024	18,035,728
1,550,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 2.24%)	3.50%		09/16/2026	1,537,350
3,852,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.65%)	2.88%		03/08/2027	3,717,935
6,805,000	UPL Corporation	3.25%		10/13/2021	6,676,215
2,930,000	Westpac Banking Corporation	1.95%		11/23/2018	2,917,737
7,365,000	Westpac Banking Corporation	1.60%		08/19/2019	7,249,091

	Total Foreign Corporate Bonds (Cost $864,265,785)				854,505,290

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 3.4%
12,000,000	Chile Government International Bond	2.25%		10/30/2022	11,526,000
21,800,000	Chile International Government Bond	3.25%		09/14/2021	21,960,775

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	43

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,210,000	Costa Rica Government International Bond	10.00%		08/01/2020	1,356,107
14,600,000	Dominican Republic International Bond	7.50%		05/06/2021	15,562,578
5,000,000	Indonesia Government International Bond	6.13%		03/15/2019	5,169,600
20,060,000	Indonesia Government International Bond	4.88%		05/05/2021	20,956,341
6,740,000	Indonesia Government International Bond	3.70%	^	01/08/2022	6,770,802
20,600,000	Israel Government International Bond	4.00%		06/30/2022	21,342,115
11,000,000	Mexico Government International Bond	3.63%		03/15/2022	11,202,840
12,000,000	Panama Government International Bond	5.20%		01/30/2020	12,534,000
33,200,000	Philippine Government International Bond	4.00%		01/15/2021	34,050,019
6,000,000	Republic of Poland Government International Bond	5.13%		04/21/2021	6,382,200
15,160,000	Wakala Global Sukuk BHD	4.65%		07/06/2021	16,010,628

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $188,168,351)				184,824,005

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 14.2%

	A10 LLC,
1,507,000	Series 2016-1-A1	2.42%	^	03/15/2035	1,506,980

	AREIT Trust,
9,313,000	Series 2018-CRE1-A (1 Month LIBOR USD + 0.85%, 0.85% Floor)	2.35%	^	02/15/2035	9,332,008

	Asset Securitization Corporation,
3,585,666	Series 1997-D4-PS1	1.09%	# I/O	04/14/2029	2,422

	Atrium Hotel Portfolio Trust,
12,019,000	Series 2017-ATRM-E (1 Month LIBOR USD + 3.05%)	4.83%	^	12/15/2036	11,930,731

	BANK,
192,096,794	Series 2017-BNK5-XA	1.10%	# I/O	06/15/2060	13,476,800
104,708,662	Series 2017-BNK6-XA	0.88%	# I/O	07/15/2060	6,214,930
47,691,604	Series 2017-BNK9-XA	0.83%	# I/O	11/15/2054	2,932,003

	Barclays Commercial Mortgage Securities LLC,
9,971,000	Series 2014-BXO-E (1 Month LIBOR USD + 3.75%, 2.56% Floor)	5.53%	^	08/15/2027	9,995,377
95,747,520	Series 2017-C1-XA	1.52%	# I/O	02/15/2050	9,652,595

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Barclays Commercial Mortgage Securities LLC, (Cont.)
2,261,000	Series 2017-DELC-C (1 Month LIBOR USD + 1.20%)	2.98%	^	08/15/2036	2,259,402
2,577,000	Series 2017-DELC-D (1 Month LIBOR USD + 1.70%)	3.48%	^	08/15/2036	2,570,947
5,399,000	Series 2017-DELC-E (1 Month LIBOR USD + 2.50%)	4.28%	^	08/15/2036	5,392,961
5,175,000	Series 2017-DELC-F (1 Month LIBOR USD + 3.50%)	5.28%	^	08/15/2036	5,179,151

	BBCMS Mortgage Trust,
11,694,000	Series 2017-GLKS-E (1 Month LIBOR USD + 2.85%, 2.75% Floor)	4.63%	^	11/15/2034	11,697,098
11,000,000	Series 2018-TALL-A (1 Month LIBOR USD + 0.72%)	2.50%	^	03/15/2037	10,961,247

	Bear Stearns Commercial Mortgage Securities Trust,
1,511,978	Series 2005-PW10-AJ	5.59%	#	12/11/2040	1,604,592

	Bear Stearns Commercial Mortgage Securities, Inc.,
5,209,139	Series 2007-T26-AJ	5.52%	#	01/12/2045	4,933,870

	Benchmark Mortgage Trust,
129,257,180	Series 2018-B1-XA	0.53%	# I/O	01/15/2051	5,298,704

	Bsprt Issuer Ltd.,
10,734,000	Series 2017-FL1-A (1 Month LIBOR USD + 1.35%)	3.13%	^	06/15/2027	10,785,959
6,888,000	Series 2017-FL2-A (1 Month LIBOR USD + 0.82%, 0.82% Floor)	2.60%	^	10/15/2034	6,907,685
2,411,000	Series 2017-FL2-AS (1 Month LIBOR USD + 1.10%, 1.10% Floor)	2.88%	^	10/15/2034	2,417,532
2,411,000	Series 2017-FL2-B (1 Month LIBOR USD + 1.40%, 1.40% Floor)	3.18%	^	10/15/2034	2,417,942

	BX Commercial Mortgage Trust,
3,590,000	Series 2018-BIOA-D (1 Month LIBOR USD + 1.32%, 1.35% Floor)	2.97%	^	03/15/2037	3,574,861
8,976,000	Series 2018-BIOA-E (1 Month LIBOR USD + 1.95%, 1.98% Floor)	3.60%	^	03/15/2037	8,935,176

	BX Trust,
4,001,852	Series 2017-APPL-D (1 Month LIBOR USD + 2.05%, 2.05% Floor)	3.83%	^	07/15/2034	4,022,105
6,192,244	Series 2017-APPL-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	4.93%	^	07/15/2034	6,243,226
6,117,000	Series 2017-FL1-C (1 Month LIBOR USD + 1.95%, 1.95% Floor)	3.74%	^	06/15/2035	6,132,280
4,460,000	Series 2017-IMC-D (1 Month LIBOR USD + 2.25%, 2.25% Floor)	4.03%	^	10/15/2032	4,477,127
7,194,000	Series 2017-IMC-E (1 Month LIBOR USD + 3.25%, 3.25% Floor)	5.03%	^	10/15/2032	7,236,827
7,099,000	Series 2017-SLCT-D (1 Month LIBOR USD + 2.05%)	3.83%	^	07/15/2034	7,123,569
11,674,000	Series 2017-SLCT-E (1 Month LIBOR USD + 3.15%)	4.93%	^	07/15/2034	11,747,194

	CD Commercial Mortgage Trust,
26,370,594	Series 2017-CD4-XA	1.33%	# I/O	05/10/2050	2,295,518

44	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	CFCRE Commercial Mortgage Trust,
117,394,687	Series 2017-C8-XA	1.67%	# I/O	06/15/2050	12,357,599
42,452,000	Series 2017-C8-XB	0.96%	# I/O	06/15/2050	3,175,083
4,752,000	Series 2018-TAN-B	4.69%	^	02/15/2033	4,889,881
4,752,000	Series 2018-TAN-C	5.29%	^	02/15/2033	4,900,759
2,851,000	Series 2018-TAN-D	6.10%	^	02/15/2033	2,942,918

	CG-CCRE Commercial Mortgage Trust,
2,435,830	Series 2014-FL2-A (1 Month LIBOR USD + 1.85%, 1.85% Floor)	3.63%	^	11/15/2031	2,437,471

	CGDBB Commercial Mortgage Trust,
4,697,000	Series 2017-BIOC-D (1 Month LIBOR USD + 1.60%, 1.60% Floor)	3.38%	^	07/15/2032	4,706,549
6,576,000	Series 2017-BIOC-E (1 Month LIBOR USD + 2.15%, 2.25% Floor)	3.93%	^	07/15/2032	6,574,776

	CGGS Commercial Mortgage Trust,
12,600,000	Series 2018-WSS-D (1 Month LIBOR USD + 2.30%)	4.05%	^	02/15/2037	12,656,146

	CHT Mortgage Trust,
7,731,000	Series 2017-CSMO-E (1 Month LIBOR USD + 3.00%, 3.00% Floor)	4.78%	^	11/15/2036	7,793,752
4,123,000	Series 2017-CSMO-F (1 Month LIBOR USD + 3.74%, 3.80% Floor)	5.52%	^	11/15/2036	4,157,936

	Citigroup Commercial Mortgage Trust,
2,797,167	Series 2008-C7-AM	6.19%	#	12/10/2049	2,794,810
34,445,699	Series 2016-GC36-XA	1.33%	# I/O	02/10/2049	2,634,851
65,417,303	Series 2016-P3-XA	1.71%	# I/O	04/15/2049	6,383,741
179,000	Series 2018-TBR-D (1 Month LIBOR USD + 1.80%, 1.80% Floor)	3.58%	^	12/15/2036	179,556

	CLNS Trust,
6,919,000	Series 2017-IKPR-D (1 Month LIBOR USD + 2.05%, 2.05% Floor)	3.79%	^	06/11/2032	6,944,604
6,919,000	Series 2017-IKPR-E (1 Month LIBOR USD + 3.50%, 3.50% Floor)	5.24%	^	06/11/2032	6,972,736

	COBALT Commercial Mortgage Trust,
10,610,776	Series 2007-C2-AJFX	5.57%	#	04/15/2047	10,716,165

	Cold Storage Trust,
5,642,000	Series 2017-ICE3-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	2.78%	^	04/15/2036	5,670,609
6,884,000	Series 2017-ICE3-C (1 Month LIBOR USD + 1.35%, 1.35% Floor)	3.13%	^	04/15/2036	6,921,866

	Commercial Mortgage Pass-Through Certificates,
8,097,461	Series 2012-CR2-XA	1.66%	# I/O	08/15/2045	478,032
127,526,762	Series 2013-CR12-XA	1.28%	# I/O	10/10/2046	6,123,261
30,705,510	Series 2013-LC6-XA	1.42%	# I/O	01/10/2046	1,681,781
3,890,000	Series 2014-TWC-C (1 Month LIBOR USD + 1.85%, 1.85% Floor)	3.57%	^	02/13/2032	3,903,088
67,601,478	Series 2017-COR2-XA	1.18%	# I/O	09/10/2050	5,918,381

	Commercial Pass-Through Certificates,
174,485,221	Series 2015-CR25-XA	0.94%	# I/O	08/10/2048	9,139,728

	Credit Suisse Mortgage Capital Certificates,
1,325,271	Series 2008-C1-AM	6.20%	# ^	02/15/2041	1,326,551

	Credit Suisse Mortgage Trust,
5,464,000	Series 2017-LSTK-C	3.23%	^	04/05/2033	5,426,340
6,501,000	Series 2017-LSTK-D	3.33%	# ^	04/05/2033	6,404,398

	CSAIL Commercial Mortgage Trust,
127,314,382	Series 2017-C8-XA	1.26%	# I/O	06/15/2050	9,758,253
20,143,124	Series 2017-CX9-XA	0.90%	# I/O	09/15/2050	999,431

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	CSMC Mortgage Securities Trust,
3,435,000	Series 2017-HD-B (1 Month LIBOR USD + 1.35%, 1.35% Floor)	3.13%	^	02/15/2031	3,441,727
1,649,000	Series 2017-HD-C (1 Month LIBOR USD + 1.70%, 1.70% Floor)	3.48%	^	02/15/2031	1,652,302
3,559,000	Series 2017-HD-D (1 Month LIBOR USD + 2.50%, 2.50% Floor)	4.28%	^	02/15/2031	3,567,617
811,000	Series 2017-LSTK-E	3.33%	#^	04/05/2033	794,931

	CSMC Trust,
10,862,000	Series 2017-CHOP-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	3.68%	^	07/15/2032	10,892,218

	DBCG Mortgage Trust,
12,925,000	Series 2017-BBG-B (1 Month LIBOR USD + 0.85%, 0.95% Floor)	2.63%	^	06/15/2034	12,951,359

	GE Commercial Mortgage Corporation Trust,
10,497,000	Series 2007-C1-AM	5.61%	#	12/10/2049	10,595,392

	Great Wolf Trust,
3,487,000	Series 2017-WOLF-D (1 Month LIBOR USD + 2.10%, 1.00% Floor)	4.03%	^	09/15/2034	3,507,899
5,404,000	Series 2017-WOLF-E (1 Month LIBOR USD + 3.10%, 1.00% Floor)	5.03%	^	09/15/2034	5,452,727
2,876,000	Series 2017-WOLF-F (1 Month LIBOR USD + 4.07%, 1.00% Floor)	6.00%	^	09/15/2034	2,905,151

	GS Mortgage Securities Trust,
15,607,693	Series 2013-GC14-A2	3.00%		08/10/2046	15,608,655
6,788,000	Series 2017-500K-E (1 Month LIBOR USD + 1.50%, 1.75% Floor)	3.28%	^	07/15/2032	6,812,171
4,669,000	Series 2017-500K-F (1 Month LIBOR USD + 1.80%, 2.15% Floor)	3.58%	^	07/15/2032	4,688,765
2,970,000	Series 2017-500K-G (1 Month LIBOR USD + 2.50%, 2.85% Floor)	4.28%	^	07/15/2032	2,985,984
145,895,069	Series 2017-GS6-XA	1.05%	# I/O	05/10/2050	11,326,053
133,754,819	Series 2017-GS7-XA	1.14%	# I/O	08/10/2050	10,851,702
154,363,769	Series 2017-GS8-XA	0.98%	# I/O	11/10/2050	11,274,159

	Hilton Orlando Trust,
9,236,000	Series 2018-ORL-B (1 Month LIBOR USD + 1.05%)	2.83%	^	12/15/2034	9,268,679

	JP Morgan Chase Commercial Mortgage Securities Corporation,
4,266,546	Series 2006-LDP9-AM	5.37%		05/15/2047	4,296,309
2,648,212	Series 2007-C1-AM	5.75%	#	02/15/2051	2,643,044
3,327,154	Series 2007-CB18-AM	5.47%	#	06/12/2047	3,319,825
9,000,000	Series 2014-PHH-D (1 Month LIBOR USD + 2.65%)	4.43%	^	08/15/2027	9,010,128
5,111,124	Series 2015-JP1-A1	1.95%		01/15/2049	5,062,477
2,684,000	Series 2017-FL10-B (1 Month LIBOR USD + 1.00%, 1.00% Floor)	2.78%	^	06/15/2032	2,707,873
2,027,000	Series 2017-FL10-C (1 Month LIBOR USD + 1.25%, 1.25% Floor)	3.03%	^	06/15/2032	2,050,699
6,562,000	Series 2017-FL10-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	3.68%	^	06/15/2032	6,612,785
2,836,000	Series 2017-MAUI-C (1 Month LIBOR USD + 1.25%, 1.25% Floor)	2.97%	^	07/15/2034	2,846,426

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	45

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	JP Morgan Chase Commercial Mortgage Securities Corporation, (Cont.)
2,661,000	Series 2017-MAUI-D (1 Month LIBOR USD + 1.95%, 1.95% Floor)	3.67%	^	07/15/2034	2,676,733
2,356,000	Series 2017-MAUI-E (1 Month LIBOR USD + 2.95%, 2.95% Floor)	4.67%	^	07/15/2034	2,374,679
3,316,000	Series 2017-MAUI-F (1 Month LIBOR USD + 3.75%, 3.75% Floor)	5.47%	^	07/15/2034	3,348,691

	JP Morgan Chase Commercial Mortgage Securities Trust,
1,793,000	Series 2006-LDP9-AMS	5.34%		05/15/2047	1,788,499
4,654,413	Series 2007-LD11-AM	5.95%	#	06/15/2049	4,736,534
2,529,601	Series 2007-LDPX-AM	5.46%	#	01/15/2049	2,526,991
21,092,700	Series 2014-C20-XA	1.09%	# I/O	07/15/2047	768,753
9,412,000	Series 2014-FRR1-A707	4.35%	^	01/27/2047	9,358,491
1,387,382	Series 2015-FL7-C (1 Month LIBOR USD + 2.85%, 2.85% Floor)	4.63%	^	05/15/2028	1,390,854
6,173,368	Series 2016-ASH-B (1 Month LIBOR USD + 2.15%, 2.15% Floor)	3.93%	^	10/15/2034	6,186,873
3,484,807	Series 2016-ASH-C (1 Month LIBOR USD + 2.75%, 2.75% Floor)	4.53%	^	10/15/2034	3,496,036
72,040,361	Series 2016-JP4-XA	0.81%	# I/O	12/15/2049	3,097,404

	JPMBB Commercial Mortgage Securities Trust,
92,020,613	Series 2015-C32-XA	1.47%	# I/O	11/15/2048	5,282,637

	LCCM,
3,792,000	Series 2014-PKMD-MRC	2.86%	#^	11/14/2027	3,760,195

	LMREC, Inc.,
8,385,000	Series 2015-CRE1-A (1 Month LIBOR USD + 1.75%)	3.61%	^	02/22/2032	8,407,640

	LSTAR Commercial Mortgage Trust,
79,348,405	Series 2017-5-X	1.23%	#^ I/O	03/10/2050	3,787,807

	Merrill Lynch Mortgage Trust,
9,341,000	Series 2007-C1-AM	5.81%	#	06/12/2050	9,433,653

	Morgan Stanley Bank of America Merrill Lynch Trust,
2,780,467	Series 2012-C5-XA	1.48%	#^ I/O	08/15/2045	139,296
15,317,611	Series 2014-C19-LNCX	0.60%	^ I/O	12/15/2046	529,536
19,324,641	Series 2016-C32-XA	0.77%	# I/O	12/15/2049	956,819

	Morgan Stanley Capital Trust,
3,216,000	Series 2017-ASHF-D (1 Month LIBOR USD + 2.20%, 2.20% Floor)	3.98%	^	11/15/2034	3,233,659
4,824,000	Series 2017-ASHF-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	4.93%	^	11/15/2034	4,818,626
3,655,000	Series 2017-ASHF-F (1 Month LIBOR USD + 4.35%, 4.35% Floor)	6.13%	^	11/15/2034	3,680,388

	Morgan Stanley Capital, Inc.,
2,682,079	Series 2006-HQ10-X1	0.18%	#^ I/O	11/12/2041	105
3,315,891	Series 2007-HQ11-AJ	5.51%	#	02/12/2044	3,312,699
69,603,317	Series 2017-H1-XA	1.46%	# I/O	06/15/2050	6,355,020
4,707,883	Series 2017-PRME-A (1 Month LIBOR USD + 0.90%, 0.90% Floor)	2.68%	^	02/15/2034	4,715,509

	Morgan Stanley Re-Remic Trust,
145,498	Series 2012-IO-AXA	1.00%	^	03/27/2051	143,889

	Motel 6 Trust,
11,514,036	Series 2017-MTL6-D (1 Month LIBOR USD + 2.15%, 2.15% Floor)	3.93%	^	08/15/2034	11,595,437

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	RAIT Trust,
8,366,636	Series 2017-FL7-A (1 Month LIBOR USD + 0.95%, 0.95% Floor)	2.73%	^	06/15/2037	8,376,503
2,363,000	Series 2017-FL7-AS (1 Month LIBOR USD + 1.30%, 1.30% Floor)	3.08%	^	06/15/2037	2,364,087

	Rosslyn Portfolio Trust,
5,437,000	Series 2017-ROSS-A (1 Month LIBOR USD + 0.95%, 1.94% Floor)	2.54%	^	06/15/2033	5,456,097
5,437,000	Series 2017-ROSS-B (1 Month LIBOR USD + 1.25%, 2.24% Floor)	2.84%	^	06/15/2033	5,448,239

	Sutherland Commercial Mortgage Loans LLC,
2,190,702	Series 2015-SBC4-A	4.00%	^	06/25/2039	2,178,529

	TPG Real Estate Finance Ltd.,
2,263,000	Series 2018-FL1-A (1 Month LIBOR USD + 0.75%, 0.75% Floor)	2.54%	^	02/15/2035	2,267,060
4,299,000	Series 2018-FL1-AS (1 Month LIBOR USD + 0.95%, 0.95% Floor)	2.74%	^	02/15/2035	4,310,663
1,811,000	Series 2018-FL1-B (1 Month LIBOR USD + 1.30%, 1.30% Floor)	3.09%	^	02/15/2035	1,818,834

	UBS Commercial Mortgage Trust,
28,895,653	Series 2012-C1-XA	2.08%	#^ I/O	05/10/2045	1,955,357
87,353,734	Series 2017-C1-XA	1.61%	# I/O	06/15/2050	9,348,937
107,105,725	Series 2017-C3-XA	1.14%	# I/O	08/15/2050	8,122,673
118,970,721	Series 2018-C8-XA	0.90%	# I/O	02/15/2051	8,101,157

	Velocity Commercial Capital Loan Trust,
19,898,033	Series 2017-1-AFX	3.00%	#^	05/25/2047	19,720,339
5,604,694	Series 2015-1-AFL (1 Month LIBOR USD + 2.43%, 2.43% Floor)	4.30%	^	06/25/2045	5,670,153

	VSD LLC,
5,171,814	Series 2017-PLT1-A1	3.60%	^	12/25/2043	5,164,830

	Wachovia Bank Commercial Mortgage Trust,
5,089,222	Series 2006-C25-F	5.19%	#	05/15/2043	5,075,558
1,517,011	Series 2006-C26-AM	6.00%	#	06/15/2045	1,520,987
2,499,967	Series 2006-C28-AJ	5.63%	#	10/15/2048	2,529,069
5,147,967	Series 2007-C30-AJ	5.41%	#	12/15/2043	5,201,222
5,145,491	Series 2007-C33-AM	6.01%	#	02/15/2051	5,283,133

	Wells Fargo Commercial Mortgage Trust,
32,088,645	Series 2015-LC22-XA	0.89%	# I/O	09/15/2058	1,560,057
52,258,844	Series 2016-BNK1-XA	1.79%	# I/O	08/15/2049	5,997,016
51,601,015	Series 2017-RB1-XA	1.28%	# I/O	03/15/2050	4,602,434
11,946,000	Series 2017-SMP-A (1 Month LIBOR USD + 0.75%, 0.75% Floor)	2.65%	^	12/15/2034	11,958,464

	WF-RBS Commercial Mortgage Trust,
13,302,875	Series 2012-C8-XA	1.85%	#^ I/O	08/15/2045	839,620

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $790,821,169)				780,131,399

46	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 12.6%

	Ajax Mortgage Loan Trust,
23,118,353	Series 2017-C-A	3.75%	^§	07/25/2060	22,843,205

	Angel Oak Mortgage Trust LLC,
8,983,495	Series 2017-1-A1	2.81%	#^	01/25/2047	8,871,902
4,380,590	Series 2017-1-A2	3.09%	#^	01/25/2047	4,326,344

	Banc of America Funding Corporation,
374,001	Series 2005-E-6A1	3.70%	#	05/20/2035	379,456

	Banc of America Mortgage Securities, Inc.,
1,908,064	Series 2005-E-2A1	3.78%	#	06/25/2035	1,813,614

	Bayview Opportunity Master Fund Trust,
5,590,940	Series 2017-RN6-A1	3.10%	^§	08/28/2032	5,572,334
24,699,248	Series 2018-RN1-A1	3.28%	^§	01/28/2033	24,630,957
20,000,000	Series 2018-RN2-A1	3.60%	^§	02/25/2033	20,016,836
12,000,000	Series 2018-RN3-A1	3.67%	^§	03/28/2033	12,030,180

	BCAP LLC Trust,
1,992,775	Series 2011-RR1-8A3	6.00%	#^Þ	08/28/2021	2,088,064
247,297	Series 2013-RR1-4A2	4.00%	#^	08/26/2037	248,131

	Bear Stearns Adjustable Rate Mortgage Trust,
2,898,784	Series 2003-9-4A1	3.77%	#	02/25/2034	2,926,416

	Bear Stearns Asset Backed Securities Trust,
387,502	Series 2004-AC2-2A	5.00%		05/25/2034	387,891

	CAM Mortgage Trust,
14,767,203	Series 2017-1-A1	3.22%	^§	08/01/2057	14,725,697

	Carrington Mortgage Loan Trust,
12,100,651	Series 2007-FRE1-A2 (1 Month LIBOR USD + 0.20%, 0.20% Floor, 14.50% Cap)	2.07%		02/25/2037	12,051,402

	CIM Trust,
9,112,843	Series 2017-6-A1	3.02%	#^	06/25/2057	8,976,089
27,716,628	Series 2017-8-A1	3.00%	#^	12/25/2065	27,689,596

	Citicorp Residential Mortgage Securities, Inc.,
2,001,393	Series 2007-1-A4	5.48%	ß	03/25/2037	2,077,235
9,664,211	Series 2007-2-A4	5.22%	ß	06/25/2037	9,821,890

	Citigroup Mortgage Loan Trust, Inc.,
2,037,388	Series 2006-AR1-2A1 (1 Year CMT Rate + 2.40%, 2.40% Floor, 9.87% Cap)	3.71%		03/25/2036	1,958,462

	COLT Mortgage Loan Trust,
4,657,244	Series 2017-1-A2	2.82%	#^	05/27/2047	4,649,815
5,266,327	Series 2018-1-A2	2.98%	#^	02/25/2048	5,279,248
6,569,504	Series 2018-1-A3	3.08%	#^	02/25/2048	6,585,691

	Countrywide Asset-Backed Certificates,
42,842	Series 2005-15-1AF6	3.95%	#	04/25/2036	43,340

	Countrywide Home Loans,
4,795,935	Series 2004-HYB9-1A1	3.52%	#	02/20/2035	4,854,670

	Credit Suisse First Boston Mortgage Securities Corporation,
51,616	Series 2005-11-5A1	5.25%		12/25/2020	51,037

	Credit Suisse Mortgage Capital Certificates,
10,471,069	Series 2011-5R-6A9	3.48%	#^	11/27/2037	10,594,095
2,250,027	Series 2013-3R-1A1	2.75%	#^	04/27/2035	2,235,846

	Credit Suisse Mortgage Trust,
12,579,983	Series 2017-1A-A	4.50%	^	03/25/2021	12,637,775
14,186,311	Series 2017-6R1-A1 (1 Month LIBOR USD + 2.55%)	3.21%	^	03/06/2047	14,342,648

	CSMC Trust,
23,132,268	Series 2015-RPL3-A1	3.75%	^§	12/25/2056	23,182,669
25,613,165	Series 2017-12R-A1 (1 Month LIBOR USD + 1.45%)	3.02%	^	10/25/2046	25,879,600

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Deephaven Residential Mortgage Trust,
4,850,509	Series 2017-2A-A1	2.45%	#^	06/25/2047	4,763,609
2,355,962	Series 2017-2A-A2	2.61%	#^	06/25/2047	2,313,910
3,464,650	Series 2017-2A-A3	2.71%	#^	06/25/2047	3,405,069

	First Horizon Asset Securities, Inc.,
7,329,301	Series 2007-AR2-1A1	3.45%	#	08/25/2037	6,327,249

	GCAT LLC,
4,993,576	Series 2017-1-A1	3.38%	^§	03/25/2047	4,972,817
3,807,827	Series 2017-2-A1	3.50%	^§	04/25/2047	3,791,971

	GSR Mortgage Loan Trust,
3,525,457	Series 2005-AR7-3A1	3.72%	#	11/25/2035	3,398,143
108,240	Series 2006-4F-2A7	5.50%		05/25/2036	366,848

	Impac Secured Assets Trust,
17,846,865	Series 2006-5-1A1C (1 Month LIBOR USD + 0.27%, 0.27% Floor, 11.50% Cap)	2.14%		02/25/2037	15,270,335

	JP Morgan Alternative Loan Trust,
319,730	Series 2006-S4-A6	5.71%	ß	12/25/2036	341,640

	JP Morgan Mortgage Trust,
50,232	Series 2007-S1-1A1	5.00%		03/25/2022	49,178
45,294	Series 2007-S3-2A2	5.50%		08/25/2022	47,078

	JP Morgan Resecuritization Trust,
1,882	Series 2012-2-3A3	3.32%	#^	10/26/2036	1,888

	Legacy Mortgage Asset Trust,
20,614,678	Series 2017-GS1-A1	3.50%	^§	01/25/2057	20,333,139

	MASTR Adjustable Rate Mortgages Trust,
5,525,821	Series 2006-2-2A1	3.70%	#	04/25/2036	5,103,249

	Merrill Lynch Mortgage Investors Trust,
3,646,828	Series 2005-3-2A (0.25% Floor)	3.35%	#	11/25/2035	3,619,891

	MFA Trust,
16,137,664	Series 2017-NPL1-A1	3.35%	^§	11/25/2047	16,074,206

	Mill City Mortgage Loan Trust,
15,386,335	Series 2017-1-A1	2.75%	#^	11/25/2058	15,268,900
24,577,158	Series 2017-3-A1	2.75%	#^	01/25/2061	24,359,164

	Morgan Stanley Mortgage Loan Trust,
8,352	Series 2004-1-1A1	5.00%		11/25/2018	9,020

	Morgan Stanley Re-Remic Trust,
2,367,601	Series 2012-R3-2A (1 Month LIBOR USD + 0.23%, 0.23% Floor)	1.85%	^	02/26/2037	2,339,938

	Oak Hill Advisors Residential Loan Trust,
14,000,758	Series 2017-NPL1-A1	3.00%	^§	06/25/2057	13,953,685

	OBX Trust,
10,000,000	Series 2018-1-A2 (1 Month LIBOR USD + 0.65%)	2.53%	^	06/25/2057	10,025,151

	Opteum Mortgage Acceptance Corporation,
105,675	Series 2005-5-2AN	5.68%	#	12/25/2035	107,331

	Pretium Mortgage Credit Partners LLC,
11,177,361	Series 2017-NPL2-A1	3.25%	^§	03/28/2057	11,140,415
8,955,302	Series 2017-NPL3-A1	3.25%	^§	06/29/2032	8,932,915

	PRPM LLC,
8,796,220	Series 2017-1A-A1	4.25%	^§	01/25/2022	8,818,280

	Residential Funding Mortgage Securities Trust,
8,872	Series 2003-S16-A1	4.75%		09/25/2018	8,892

	Sequoia Mortgage Trust,
24,125,726	Series 2016-3-A11	3.00%	#^	11/25/2046	23,803,008

	SG Mortgage Securities Trust,
11,515,815	Series 2017-1-A1	3.71%	#^	04/25/2047	11,425,548

	Shellpoint Co-Originator Trust,
24,066,291	Series 2016-1-1A10	3.50%	#^	11/25/2046	24,179,499

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	47

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Structured Asset Securities Corporation,
339,406	Series 2003-24A-1A3	3.53%	#	07/25/2033	342,616
112,679	Series 2005-10-6A1	5.00%		06/25/2020	114,432
1,242,980	Series 2006-OW1-A4 (1 Month LIBOR USD + 0.20%, 0.20% Floor)	2.07%	^	12/25/2035	1,246,037

	Towd Point Mortgage Trust,
16,722,204	Series 2015-2-1A13	2.50%	#^	11/25/2060	16,483,019

	Velocity Commercial Capital Loan Trust,
5,034,397	Series 2016-1-AFX	3.53%	#^	04/25/2046	5,017,953
7,776,927	Series 2016-2-AFX	3.00%	#	10/25/2046	7,756,696

	Verus Securitization Trust,
16,204,333	Series 2017-1A-A1	2.85%	#^	01/25/2047	16,265,795
2,400,642	Series 2017-1A-A2	3.16%	#^	01/25/2047	2,407,331
24,189,370	Series 2018-1-A1	2.93%	#^	02/25/2048	24,225,257

	VOLT LLC,
8,987,506	Series 2017-NPL1-A1	3.50%	^§	02/25/2047	8,989,807
7,728,521	Series 2017-NPL3-A1	3.50%	^§	03/25/2047	7,749,085
11,951,189	Series 2017-NPL6-A1	3.25%	^§	05/25/2047	11,925,523
15,235,651	Series 2017-NPL7-A1	3.25%	^§	06/25/2047	15,208,949
15,775,925	Series 2017-NPL8-A1	3.13%	^§	06/25/2047	15,734,118
20,813,620	Series 2017-NPL9-A1	3.13%	^§	09/25/2047	20,751,446

	Washington Mutual Mortgage Pass-Through Certificates,
793,326	Series 2002-AR16-A	3.45%	#	12/25/2032	780,230

	Wells Fargo Mortgage Backed Securities Trust,
2,038,975	Series 2006-AR6-5A1	3.64%	#	03/25/2036	2,047,451

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $697,457,061)				695,369,846

US CORPORATE BONDS 7.2%
1,032,000	AbbVie, Inc.	1.80%		05/14/2018	1,031,277
8,032,000	Amazon.com, Inc.	2.60%		12/05/2019	8,033,960
1,960,000	American Electric Power Company	2.15%		11/13/2020	1,918,384
11,840,000	American Express Company (3 Month LIBOR USD + 0.65%)	2.61%		02/27/2023	11,810,063
10,900,000	Amgen, Inc.	2.20%		05/11/2020	10,750,382
5,615,000	Analog Devices, Inc.	2.95%		01/12/2021	5,599,233
8,405,000	Anthem, Inc.	2.50%		11/21/2020	8,266,545
10,887,000	AT&T, Inc.	2.80%		02/17/2021	10,785,850
5,795,000	Bank of America Corporation (3 Month LIBOR USD + 0.79%)	2.81%		03/05/2024	5,770,794
5,815,000	BAT Capital Corporation	2.30%	^	08/14/2020	5,703,784
6,150,000	Boston Properties LP	5.88%		10/15/2019	6,388,563
11,050,000	Capital One Financial Corporation	2.40%		10/30/2020	10,836,349
10,910,000	Cardinal Health, Inc.	1.95%		06/14/2019	10,794,070
3,675,000	Caterpillar Financial Services Corporation	1.70%		06/16/2018	3,670,239
6,915,000	Caterpillar Financial Services Corporation	2.10%		01/10/2020	6,837,398
11,506,000	Celgene Corporation	2.88%		08/15/2020	11,465,380
11,351,000	Cintas Corporation	2.90%		04/01/2022	11,180,866
7,595,000	Citigroup, Inc.	2.05%		12/07/2018	7,567,870
5,440,000	Citigroup, Inc. (3 Month LIBOR USD + 0.96%)	2.71%		04/25/2022	5,474,434
10,829,000	Consolidated Edison, Inc.	2.00%		03/15/2020	10,649,496
11,000,000	CVS Health Corporation	2.80%		07/20/2020	10,936,230
4,665,000	Daimler Finance North America LLC	2.25%	^	03/02/2020	4,592,544

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
6,000,000	Daimler Finance North America LLC	2.30%	^	02/12/2021	5,853,391
2,935,000	Enterprise Products Operating LLC	2.80%		02/15/2021	2,904,472
10,495,000	EQT Corporation	2.50%		10/01/2020	10,269,403
8,440,000	General Mills, Inc.	2.20%		10/21/2019	8,327,170
8,415,000	General Motors Financial Company	2.65%		04/13/2020	8,316,178
2,533,000	General Motors Financial Company	3.20%		07/06/2021	2,512,520
2,966,000	Goldman Sachs Group, Inc.	2.90%		07/19/2018	2,970,460
6,925,000	Goldman Sachs Group, Inc.	2.30%		12/13/2019	6,853,095
11,105,000	JP Morgan Chase & Company	2.25%		01/23/2020	10,971,795
10,266,000	Kinder Morgan, Inc.	3.05%		12/01/2019	10,243,917
9,878,000	Kroger Company	6.15%		01/15/2020	10,423,583
7,324,000	McKesson Corporation	2.28%		03/15/2019	7,286,331
9,920,000	Medtronic Global Holdings S.C.A.	1.70%		03/28/2019	9,830,330
6,767,000	Molson Coors Brewing Company	1.45%		07/15/2019	6,643,658
11,045,000	Morgan Stanley (3 Month LIBOR USD + 0.93%)	2.67%		07/22/2022	11,092,058
11,160,000	MUFG Americas Holdings Corporation	2.25%		02/10/2020	10,990,549
1,153,000	Newell Brands, Inc.	2.60%		03/29/2019	1,147,989
9,695,000	Newell Brands, Inc.	3.15%		04/01/2021	9,610,904
10,745,000	Northrop Grumman Corporation	2.08%		10/15/2020	10,519,416
4,855,000	PNC Bank NA	2.45%		11/05/2020	4,781,077
5,428,000	PNC Funding Corporation	4.38%		08/11/2020	5,591,896
8,650,000	Prudential Financial, Inc.	7.38%		06/15/2019	9,113,103
5,335,000	Reynolds American, Inc.	3.25%		06/12/2020	5,337,642
11,039,000	Sherwin-Williams Company	2.25%		05/15/2020	10,860,008
2,917,000	Simon Property Group LP	2.20%		02/01/2019	2,906,911
4,840,000	Southern Company	2.45%		09/01/2018	4,835,076
6,480,000	Southern Company	1.85%		07/01/2019	6,394,391
2,901,000	Thermo Fisher Scientific, Inc.	3.60%		08/15/2021	2,928,847
5,662,000	TIAA Asset Management Finance Company LLC	2.95%	^	11/01/2019	5,649,671
6,185,000	United Technologies Corporation	1.50%		11/01/2019	6,069,401
5,115,000	United Technologies Corporation	1.90%		05/04/2020	5,012,492
2,567,000	WellPoint, Inc.	2.30%		07/15/2018	2,564,974
1,995,000	Wells Fargo & Company	2.15%		01/30/2020	1,964,125
8,940,000	Wells Fargo & Company	2.60%		01/15/2021	8,817,312

	Total US Corporate Bonds (Cost $404,969,344)				399,657,856

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 1.1%

	Federal Home Loan Mortgage Corporation,
332,328	Pool N70081	5.50%		07/01/2038	366,794

	Federal Home Loan Mortgage Corporation,
833	Series 3267-BA	5.80%		11/15/2036	837
86,958	Series 3818-JA	4.50%		01/15/2040	87,837

48	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2018

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
37,663	Series 3872-BA	4.00%		06/15/2041	37,758
2,971,879	Series 4050-BC	2.00%		05/15/2041	2,873,141
3,367,150	Series 4381-FK (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	2.13%		06/15/2044	3,370,305
21,147,421	Series 4484-CD	1.75%		07/15/2030	20,541,793

	Federal Home Loan Mortgage Corporation Pass-Thru,
134,000,005	Series K722-X1	1.31%	# I/O	03/25/2023	7,068,219

	Federal National Mortgage Association,
8,428,097	Pool AL9932	3.37%		01/01/2024	8,453,710

	Federal National Mortgage Association,
137,987	Series 2011-64-DB	4.00%		07/25/2041	141,698
15,472,349	Series 2016-89-FH (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.50% Cap)	2.37%		12/25/2046	15,617,467

	Federal National Mortgage Association Pass-Thru,
116,084	Pool AB3850	4.00%		11/01/2041	118,727
3,985,836	Pool AL4292	4.50%		04/01/2026	4,148,990

	Total US Government and Agency Mortgage Backed Obligations (Cost $60,737,499)				62,827,276

US GOVERNMENT AND AGENCY OBLIGATIONS 5.0%
81,381,060	United States Treasury Inflation Indexed Bonds	1.38%		07/15/2018	82,214,475
78,300,000	United States Treasury Notes	2.00%		08/31/2021	77,120,389
94,000,000	United States Treasury Notes	2.13%		09/30/2021	92,919,347
22,500,000	United States Treasury Notes	1.88%		01/31/2022	21,988,245

	Total US Government and Agency Obligations (Cost $278,387,287)				274,242,456

AFFILIATED MUTUAL FUNDS 0.9%
5,000,000	DoubleLine Low Duration Emerging Markets Fixed Income Fund (Class I)				48,500,000

	Total Affiliated Mutual Funds (Cost $50,000,000)				48,500,000

EXCHANGE TRADED FUNDS AND COMMON STOCKS 0.0%
44,664	Frontera Energy Corporation*				1,248,392

	Total Exchange Traded Funds and Common Stocks (Cost $8,231,569)				1,248,392

SHORT TERM INVESTMENTS 7.3%
45,211,494	BlackRock Liquidity Funds FedFund - Institutional Shares	1.53%	♦		45,211,494
45,211,474	Fidelity Institutional Money Market Government Portfolio - Class I	1.47%	♦		45,211,474

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
42,307,807	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	1.56%	♦		42,307,807
38,600,000	United States Treasury Bills	0.00%		04/19/2018	38,570,312
55,200,000	United States Treasury Bills	0.00%		05/17/2018	55,087,070
66,400,000	United States Treasury Bills	0.00%		06/07/2018	66,198,317
111,000,000	United States Treasury Bills	0.00%		08/16/2018	110,229,009

	Total Short Term Investments (Cost $402,832,921)				402,815,483

	Total Investments 101.0% (Cost $5,608,443,511)				5,566,457,805
	Liabilities in Excess of Other Assets (1.0)%				(57,611,914)

	NET ASSETS 100.0%				$5,508,845,891

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Collateralized Loan Obligations	16.4%
Foreign Corporate Bonds	15.5%
Non-Agency Commercial Mortgage Backed Obligations	14.2%
Non-Agency Residential Collateralized Mortgage Obligations	12.6%
Asset Backed Obligations	10.3%
Short Term Investments	7.3%
US Corporate Bonds	7.2%
Bank Loans	7.1%
US Government and Agency Obligations	5.0%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	3.4%
US Government and Agency Mortgage Backed Obligations	1.1%
Affiliated Mutual Funds	0.9%
Exchange Traded Funds and Common Stocks	0.0%	~
Other Assets and Liabilities	(1.0)%

	100.0%

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	49

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	March 31, 2018

INVESTMENT BREAKDOWN as a % of Net Assets:
Collateralized Loan Obligations	16.4%
Non-Agency Commercial Mortgage Backed Obligations	14.2%
Non-Agency Residential Collateralized Mortgage Obligations	12.6%
Asset Backed Obligations	10.3%
Banking	8.8%
Short Term Investments	7.3%
US Government and Agency Obligations	5.0%
Energy	4.0%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	3.4%
Telecommunications	1.8%
Healthcare	1.8%
Transportation	1.2%
US Government and Agency Mortgage Backed Obligations	1.1%
Utilities	1.1%
Business Equipment and Services	1.0%
Hotels/Motels/Inns and Casinos	0.9%
Affiliated Mutual Funds	0.9%
Chemicals/Plastics	0.8%
Pharmaceuticals	0.8%
Aerospace & Defense	0.8%
Automotive	0.6%
Technology	0.6%
Food Products	0.6%
Media	0.5%
Food Service	0.5%
Conglomerates	0.4%
Electronics/Electric	0.4%
Pulp & Paper	0.4%
Containers and Glass Products	0.3%
Consumer Products	0.3%
Insurance	0.3%
Industrial Equipment	0.3%
Finance	0.2%
Financial Intermediaries	0.2%
Diversified Manufacturing	0.2%
Beverage and Tobacco	0.2%
Construction	0.2%
Food/Drug Retailers	0.2%
Real Estate	0.2%
Commercial Services	0.1%
Leisure	0.1%
Retailers (other than Food/Drug)	0.0%	~
Chemical Products	0.0%	~
Other Assets and Liabilities	(1.0)%

	100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2018, the value of these securities amounted to $2,684,076,581 or 48.7% of net assets.

#	Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of March 31, 2018.

±	Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of March 31, 2018.

I/O	Interest only security

*	Non-income producing security

♦	Seven-day yield as of March 31, 2018

ß	The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of March 31, 2018.

§	The interest rate will step up if the issuer does not redeem the bond by an expected redemption date. The interest rate shown is the rate in effect as of March 31, 2018.

Þ	Value determined using significant unobservable inputs.

¥	Illiquid security

†	Perpetual Maturity

~	Represents less than 0.05% of net assets.

50	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2018

A summary of the DoubleLine Low Duration Bond Fund’s investments in affiliated mutual funds for the year ended March 31, 2018 is as follows:

Fund	Value at March 31, 2017	Gross Purchases	Gross Sales	Shares Held at March 31, 2018	Value at March 31, 2018	Change in Unrealized for the Year Ended March 31, 2018	Dividend Income Earned in the Year Ended March 31, 2018	Net Realized Gain (Loss) in the Year Ended March 31, 2018
DoubleLine Low Duration Emerging Markets Fixed Income Fund (Class I)	$49,250,000	$—	$—	5,000,000	$48,500,000	$(750,000)	$1,387,849	$40,200

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	51

Schedule of Investments DoubleLine Floating Rate Fund	March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
BANK LOANS 92.9%

AEROSPACE & DEFENSE 2.6%

	Constellis Holdings LLC,
4,328,126	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 5.00%, 1.00% Floor)	7.30%		04/19/2024	4,375,476

	KBR Inc.,
2,380,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD +3.25%)	5.26%		04/30/2025	2,368,100

	StandardAero Aviation Holdings, Inc.,
1,670,716	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.63%		07/07/2022	1,688,342

	Syncreon Group BV,
2,340,886	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.02%		10/28/2020	2,196,921

	TransDigm, Inc.,
3,901,938	Guaranteed Senior Secured 1st Lien Term Loan, Tranche F (1 Month LIBOR USD + 2.75%)	4.63%		06/09/2023	3,917,487
178,652	Guaranteed Senior Secured 1st Lien Term Loan, Tranche G (3 Month LIBOR USD + 2.50%)	4.80%		08/22/2024	179,434

					14,725,760

AUTOMOTIVE 2.7%

	American Tire Distributors, Inc.,
4,538,265	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (2 Month LIBOR USD + 4.25%, 1.00% Floor)	6.24%		09/01/2021	4,603,503

	Capital Automotive LP,
379,508	Guaranteed Secured 2nd Lien Term Loan (1 Month LIBOR USD + 6.00%, 1.00% Floor)	7.88%		03/24/2025	384,491

	CH Hold Corporation,
2,748,898	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.88%		02/01/2024	2,770,381

	EOC Group, Inc.,
3,822,980	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.07%		03/20/2025	3,830,149
612,020	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.50%	&	03/20/2025	613,167

	Federal-Mogul Holdings Corporation,
3,301,097	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.63%		04/15/2021	3,326,482

					15,528,173

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
BEVERAGE AND TOBACCO 0.3%

	Chill Merger Sub, Inc.,
1,782,670	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.38%	03/20/2024	1,800,773

BUILDING AND DEVELOPMENT (INCLUDING STEEL/METALS) 2.9%

	ASP Prince Merger Sub, Inc.,
315,000	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.16%	03/20/2025	317,462

	Coronado Australian Holdings Ltd.,
993,929	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 6.50%, 1.00% Floor)	8.51%	03/21/2025	983,989

	Coronado Australian Holdings Pty Ltd.,
271,071	Senior Secured 1st Lien Term Loan, Tranche C (3 Month LIBOR USD + 6.50%, 1.00% Floor)	8.51%	03/21/2025	268,361

	Foresight Energy LLC,
4,122,300	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 5.75%, 1.00% Floor)	7.44%	03/28/2022	4,070,338

	Gopher Resource LLC,
2,215,000	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	5.48%	03/06/2025	2,238,534

	GrafTech Finance, Inc.,
4,875,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.24%	02/12/2025	4,884,141

	Phoenix Services Merger Sub LLC,
790,000	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.41%	03/03/2025	798,888

	Ply Gem Holdings,
3,010,000	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.75%)	5.76%	04/30/2025	2,994,950

				16,556,663

BUSINESS EQUIPMENT AND SERVICES 13.5%

	AlixPartners LLP,
1,063,400	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 2.75%, 1.00% Floor)	5.05%	04/04/2024	1,069,679

	Avatar Purchaser Inc.,
3,975,000	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	5.48%	11/15/2024	3,986,607

	Brand Energy & Infrastructure Services, Inc.,
4,477,444	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.01%	06/21/2024	4,522,509

	Bright Bidco B.V.,
4,108,950	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.38%	06/28/2024	4,173,789

52	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Capri Acquisitions Bidco Ltd,
4,650,000	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.25%)	5.02%	11/01/2024	4,658,719

	Change Healthcare Holdings LLC,
4,137,982	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.63%	03/01/2024	4,152,734

	Cvent, Inc.,
4,940,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.63%	11/29/2024	4,975,000

	Deerfield Holdings Corporation,
4,740,000	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.55%	02/13/2025	4,762,515

	Flexera Software LLC,
3,431,217	Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.13%	02/26/2025	3,456,248

	Garda World Security Corporation,
4,046,458	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.50%, 1.00% Floor)	7.25%	05/24/2024	4,090,726

	Greeneden US Holdings LLC,
4,561,068	Senior Secured 1st Lien Term Loan, Tranche B3 (3 Month LIBOR USD + 3.50%)	5.80%	12/01/2023	4,592,790

	Peak 10 Holding Corporation,
4,228,750	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.50%)	5.80%	08/01/2024	4,248,245

	Polycom, Inc.,
1,654,424	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 5.25%, 1.00% Floor)	7.04%	09/27/2023	1,670,968

	Prime Security Services Borrower LLC,
4,411,663	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.63%	05/02/2022	4,450,529

	SMG US Midco 2, Inc.,
2,700,000	Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.14%	01/23/2025	2,727,000

	Solera LLC,
4,435,725	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.63%	03/03/2023	4,452,847

	TCH-2 Holdings LLC,
1,765,850	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	5.88%	05/06/2021	1,774,679

	Tempo Acquisition LLC,
4,713,128	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%)	4.88%	05/01/2024	4,741,855

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	TravelClick Holdings Corporation,
417,770	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.51%	05/06/2021	417,770

	USAGM HoldCo LLC,
3,746,204	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.05%	07/28/2022	3,699,920

	West Corporation,
3,810,950	Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	5.88%	10/10/2024	3,851,441
1,050,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1 (3 Month LIBOR USD +3.50%, 1.00% Floor)	5.51%	10/10/2024	1,052,840

				77,529,410

CHEMICALS/PLASTICS 2.0%

	HVSC Merger Sub Corporation,
768,075	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 4.00%, 1.00% Floor)	6.30%	10/28/2024	776,074

	Kraton Polymers LLC,
1,876,229	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.50%, 1.00% Floor)	4.38%	03/05/2025	1,890,536

	LUX HOLDCO III,
625,000	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.00%)	4.77%	02/14/2025	630,472

	PQ Corporation,
4,177,902	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 2.50%)	4.29%	02/08/2025	4,199,773

	Solenis International LP,
2,278,117	Guaranteed Secured 2nd Lien Term Loan (3 Month LIBOR USD + 6.75%, 1.00% Floor)	8.73%	07/29/2022	2,172,185

	Univar USA, Inc.,
2,001,204	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B3 (1 Month LIBOR USD + 2.50%)	4.38%	07/01/2024	2,016,993

				11,686,033

CONSTRUCTION 0.2%

	Forterra Finance LLC,
1,394,331	Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.88%	10/25/2023	1,291,938

				1,291,938

CONTAINERS AND GLASS PRODUCTS 2.0%

	BWAY Corporation,
4,324,207	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.25%)	4.96%	04/03/2024	4,350,844

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	53

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)	March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Kloeckner Pentaplast,
4,597,922	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.13%		06/30/2022	4,437,018

	Reynolds Group,
2,500,740	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%)	4.63%		02/06/2023	2,516,032

					11,303,894

COSMETICS/TOILETRIES 0.8%

	KIK Custom Products, Inc.,
4,421,033	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.00%, 1.00% Floor)	5.88%		05/15/2023	4,470,438

ELECTRONICS/ELECTRIC 12.9%

	Access CIG LLC,
463,597	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.75%)	0.50%	&	02/27/2025	469,392
2,221,403	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.63%		02/27/2025	2,249,170

	Almonde, Inc.,
2,705,000	Secured 2nd Lien Term Loan (3 Month LIBOR USD + 7.25%, 1.00% Floor)	9.23%		06/16/2025	2,686,187
2,720,025	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.48%		06/13/2024	2,720,542

	Applied Systems, Inc.,
4,442,675	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.25%, 1.00% Floor)	5.55%		09/19/2024	4,480,349

	Canyon Valor Companies, Inc.,
3,647,175	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%)	5.13%		06/16/2023	3,685,926

	Compuware Corporation,
3,905,877	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B3 (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.38%		12/15/2021	3,959,583

	Evergreen Skills,
1,364,281	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 4.75%, 1.00% Floor)	6.63%		04/28/2021	1,321,081

	Excelitas Technologies Corporation,
2,699,311	Guaranteed Senior Secured 1st Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	5.16%		12/02/2024	2,728,544

	Hyland Software, Inc.,
4,052,085	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.75% Floor)	5.13%		07/01/2022	4,091,896

	Impala Private Holdings LLC,
4,977,525	Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	5.88%		11/14/2024	5,006,569

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Informatica LLC,
1,644,915	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%)	5.13%		08/05/2022	1,656,610

	Kronos Inc.,
4,424,185	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.88%		11/01/2023	4,457,610

	Marketo, Inc.,
610,000	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%)	5.04%		02/07/2025	609,524

	Mitchell International, Inc.,
975,000	Guaranteed Secured 2nd Lien Term Loan (1 Month LIBOR USD + 7.25%)	9.14%		12/01/2025	983,044
295,522	Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%)	0.00%	&	11/29/2024	295,966
3,664,478	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%)	5.13%		11/29/2024	3,669,974

	Optiv Security, Inc.,
3,169,513	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.13%		02/01/2024	3,066,504

	Project Alpha Intermediate Holding, Inc.,
4,128,800	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (6 Month LIBOR USD + 3.50%, 1.00% Floor)	5.04%		04/26/2024	4,081,484

	Quest Software US Holdings, Inc.,
4,525,062	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 5.50%, 1.00% Floor)	7.27%		10/31/2022	4,615,585

	SCS Holdings, Inc.,
4,928,310	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.13%		10/31/2022	4,985,799

	Shutterfly, Inc.,
1,335,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2 (3 Month LIBOR USD + 2.75%)	4.52%		08/19/2024	1,343,344

	SolarWinds Holdings, Inc.,
3,371,550	Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.00%)	4.88%		02/05/2024	3,390,515

	Sophia LP,
3,881,059	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.25%, 1.00% Floor)	5.55%		09/30/2022	3,896,641

	VF Holdings Corporation,
3,753,412	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.13%		06/30/2023	3,790,177

					74,242,016

ENERGY 3.5%

	Arctic LNG Carriers Ltd.,
3,374,500	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.50%, 1.00% Floor)	6.38%		05/18/2023	3,409,308

54	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Blackstone Group,
2,265,000	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 4.00%, 1.00% Floor)	5.77%	10/31/2024	2,279,156

	FTS International, Inc.,
4,098,171	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.75%, 1.00% Floor)	6.63%	04/16/2021	4,122,248

	Lucid Energy Group II Borrower LLC,
2,055,000	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.79%	02/18/2025	2,047,941

	Oryx Southern Delaware Holdings LLC,
4,870,000	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.13%	02/28/2025	4,882,175

	Traverse Midstream Partners LLC,
2,260,000	Senior Secured 1st Lien Term Loan, Tranche B (6 Month LIBOR USD + 4.00%, 1.00% Floor)	5.85%	09/27/2024	2,275,888

	Ultra Resources, Inc.,
1,247,173	Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.76%	04/12/2024	1,238,212

				20,254,928

FOOD PRODUCTS 0.8%

	CHG PPC Parent LLC,
500,000	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 2.75%)	4.76%	03/21/2025	501,875

	CSM Bakery Supplies LLC,
4,172,662	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 4.00%, 1.00% Floor)	5.70%	07/03/2020	4,134,064

				4,635,939

FOOD SERVICE 1.2%

	IRB Holding Corporation,
2,691,550	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	4.94%	02/05/2025	2,723,512

	TKC Holdings, Inc.,
4,019,400	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.03%	02/01/2023	4,064,116

				6,787,628

FOOD/DRUG RETAILERS 1.2%

	Albertson’s Holdings LLC,
2,649,637	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B4 (1 Month LIBOR USD + 2.75%, 0.75% Floor)	4.63%	08/25/2021	2,620,888

	Diplomat Pharmacy, Inc.,
349,375	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.50%, 1.00% Floor)	6.10%	12/20/2024	353,087

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	EG America LLC,
3,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 4.00%)	6.01%	02/01/2025	2,997,000

	EG Finco Ltd.,
950,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1 (3 Month LIBOR USD + 4.00%)	5.69%	02/07/2025	949,050

				6,920,025

HEALTHCARE 10.0%

	Air Medical Group Holdings, Inc.,
2,761,345	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%, 1.00% Floor)	4.94%	04/28/2022	2,776,491

	American Renal Holdings, Inc.,
3,907,229	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%)	5.13%	06/21/2024	3,915,766

	ASP AMC Merger Sub, Inc.,
2,636,606	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.80%	04/22/2024	2,647,324

	Avantor Inc.,
3,955,088	Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	5.88%	11/21/2024	4,001,639

	CHG Healthcare Services, Inc.,
4,495,865	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	4.77%	06/07/2023	4,535,226

	Concentra, Inc.,
635,000	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 2.75%, 1.00% Floor)	4.53%	06/01/2022	640,556

	CP VI Bella Topco LLC,
633,413	Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.00%)	4.88%	12/27/2024	632,624

	CVS Holdings LP,
1,953,000	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	4.79%	02/06/2025	1,945,686

	Envision Healthcare Corporation,
1,730,694	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C (1 Month LIBOR USD + 3.00%, 0.75% Floor)	4.88%	12/01/2023	1,739,997

	Equian Buyer Corporation,
4,870,837	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.25%, 1.00% Floor)	5.15%	05/20/2024	4,904,324

	Goldcup Merger Sub, Inc.,
3,325,651	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.75%, 1.00% Floor)	5.52%	05/02/2023	3,356,846

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	55

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)	March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	MPH Acquisition Holdings LLC,
4,143,989	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 2.75%, 1.00% Floor)	5.05%	06/07/2023	4,167,050

	Precyse Acquisition Corporation,
1,547,215	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.50%, 1.00% Floor)	6.38%	10/20/2022	1,553,745

	Select Medical Corporation,
4,108,500	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 2.75%, 1.00% Floor)	6.50%	03/01/2021	4,152,173

	Team Health Holdings, Inc.,
3,955,050	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.63%	02/06/2024	3,791,904

	US Renal Care, Inc.,
3,662,649	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	5.94%	12/30/2022	3,684,003

	Vizient, Inc.,
350,244	Senior Secured 1st Lien Term Loan, Tranche B3 (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.63%	02/13/2023	353,748

	West Street Merger Sub, Inc.,
3,930,200	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%)	4.63%	09/27/2024	3,936,096

	Wink Holdco, Inc.,
4,533,638	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.66%	12/02/2024	4,521,601

				57,256,799

HOTELS/MOTELS/INNS AND CASINOS 2.9%

	Caesars Resort Collection LLC,
3,715,688	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%)	4.63%	12/23/2024	3,744,596

	Golden Nugget, Inc.,
575,614	Guaranteed Senior Secured 1st Lien Term Loan (2 Month LIBOR USD + 3.25%, 0.75% Floor)	4.90%	10/04/2023	581,407

	Greektown Holdings LLC,
3,343,168	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%, 0.75% Floor)	4.88%	04/25/2024	3,351,526

	Playa Resorts Holding BV,
4,208,808	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.25%, 1.00% Floor)	5.00%	04/29/2024	4,238,270

	Scientific Games International, Inc.,
4,529,400	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B5 (2 Month LIBOR USD + 2.75%)	4.74%	08/14/2024	4,551,005

				16,466,804

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
INDUSTRIAL EQUIPMENT 5.5%

	Blount International, Inc.,
1,160,000	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.25%, 1.00% Floor)	5.92%		04/12/2023	1,176,965

	CPI Holdco LLC,
2,154,082	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.80%		03/21/2024	2,170,238

	Dexko Global, Inc.,
588,525	Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.80%		07/24/2024	595,054

	Dexko Global, Inc.,
195,000	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	3.50%	&	07/24/2024	196,951

	Filtration Group Corporation,
2,100,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%)	4.66%		04/30/2025	2,094,750

	Harsco Corporation,
2,286,943	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1 (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.94%		12/06/2024	2,320,390

	Hayward Acquisition Corporation,
4,193,925	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.50%)	5.38%		08/05/2024	4,215,943

	Milacron LLC,
4,004,993	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.50%)	4.38%		09/28/2023	4,022,515

	Pro Mach Group, Inc.,
2,735,000	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.00%)	5.03%		03/07/2025	2,743,547

	Robertshaw US Holding Corporation,
2,647,533	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.44%		02/28/2025	2,674,829

	Titan Acquisition Ltd.,
4,930,000	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.00%)	4.66%		03/14/2025	4,926,919

	Zodiac Pool Solutions LLC,
4,429,730	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	6.30%		12/20/2023	4,443,595

					31,581,696

INSURANCE 2.9%

	Acrisure LLC,
4,479,440	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 4.25%, 1.00% Floor)	5.99%		11/22/2023	4,543,272

	AssuredPartners, Inc.,
480,000	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.25%)	5.26%		10/22/2024	480,000

56	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	AssuredPartners, Inc., (Cont.)
3,397,925	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.50%)	5.38%	10/22/2024	3,411,092

	Asurion LLC,
4,377,471	Senior Secured 1st Lien Term Loan, Tranche B6 (1 Month LIBOR USD + 2.75%)	4.63%	11/03/2023	4,412,031

	York Risk Services Group, Inc.,
3,860,680	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.63%	10/01/2021	3,790,223

				16,636,618

LEISURE 5.1%

	Constellation Merger Sub, Inc.,
3,334,408	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.25%)	5.55%	09/18/2024	3,360,016

	Delta 2 Lux Sarl,
3,752,729	Senior Secured 1st Lien Term Loan, Tranche B3 (1 Month LIBOR USD + 2.50%, 1.00% Floor)	4.38%	02/01/2024	3,750,384

	Equinox Holdings, Inc.,
4,019,502	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.88%	03/08/2024	4,053,828

	Hawk Merger Sub, Inc.,
4,563,563	Senior Secured 1st Lien Term Loan, Tranche B1 (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.13%	07/31/2024	4,594,937

	Life Time Fitness, Inc.,
5,331,370	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 2.75%, 1.00% Floor)	4.73%	06/10/2022	5,348,031

	Mohegan Tribal Gaming Authority,
2,430,882	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.00%, 1.00% Floor)	5.88%	10/13/2023	2,430,128

	Travel Leaders Group LLC,
1,748,065	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 4.50%)	6.35%	01/25/2024	1,773,552

	UFC Holdings LLC,
3,921,320	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.13%	08/18/2023	3,947,358

				29,258,234

MEDIA 5.8%

	A-L Parent LLC,
34,347	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.13%	12/01/2023	34,734

	Ascend Learning LLC,
2,280,296	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.88%	07/12/2024	2,289,918

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	CBS Radio, Inc.,
2,389,013	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 2.75%)	4.62%		11/18/2024	2,403,944

	Cengage Learning, Inc.,
4,641,063	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.04%		06/07/2023	4,241,816

	Learfield Communications,
250,566	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.56%	&	12/01/2023	252,758

	Meredith Corporation,
1,920,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%)	4.88%		01/31/2025	1,933,920

	Mission Broadcasting, Inc.,
333,581	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2 (1 Month LIBOR USD + 2.50%)	4.16%		01/17/2024	335,005

	Nexstar Broadcasting, Inc.,
2,591,108	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2 (1 Month LIBOR USD + 2.50%)	4.16%		01/17/2024	2,602,172

	RCN Corporation,
2,875,560	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%, 0.75% Floor)	4.88%		02/01/2024	2,862,591

	RentPath LLC,
3,972,666	Senior Secured 1st Lien Term Loan, Tranche B1 (1 Month LIBOR USD + 4.75%, 1.00% Floor)	6.63%		12/17/2021	3,985,080

	Sinclair Television Group, Inc.,
4,015,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 2.50%)	3.98%		12/12/2024	4,037,584

	Southern Graphics, Inc.,
4,675,223	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.50%)	5.38%		12/30/2022	4,718,071

	Tribune Media Company,
207,977	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%, 0.75% Floor)	4.88%		12/24/2020	208,453
3,637,223	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C (1 Month LIBOR USD + 3.00%, 0.75% Floor)	4.88%		01/26/2024	3,644,807

					33,550,853

PHARMACEUTICALS 1.4%

	Amneal Pharmaceuticals LLC,
4,205,000	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.50%)	5.51%		04/30/2025	4,212,884

	Pharmaceutical Product Development LLC,
4,058,270	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 2.50%)	4.77%		08/18/2022	4,077,080

					8,289,964

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	57

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)	March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
RETAILERS (OTHER THAN FOOD/DRUG) 3.1%

	BJ’s Wholesale Club, Inc.,
4,004,538	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.19%	02/02/2024	4,006,140

	Harbor Freight Tools USA, Inc.,
3,686,672	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.75% Floor)	4.38%	08/18/2023	3,696,939

	Jo-Ann Stores LLC,
2,886,499	Senior Secured 1st Lien Term Loan, Tranche B (6 Month LIBOR USD + 5.00%, 1.00% Floor)	6.55%	10/20/2023	2,877,493

	National Vision, Inc.,
4,196,429	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.63%	11/20/2024	4,228,763

	PetSmart, Inc.,
1,910,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.68%	03/11/2022	1,537,770

	Staples, Inc.,
1,541,138	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	5.79%	09/12/2024	1,529,386

				17,876,491

TELECOMMUNICATIONS 4.8%

	Avaya, Inc.,
4,403,963	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.75%, 1.00% Floor)	6.54%	12/16/2024	4,440,934

	CenturyLink, Inc.,
3,406,463	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%)	4.63%	01/31/2025	3,356,438

	Cincinnati Bell, Inc.,
3,520,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.75%, 1.00% Floor)	5.44%	10/02/2024	3,552,261

	Digicel International Finance Ltd.,
2,258,935	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.25%)	5.02%	05/27/2024	2,251,175

	GTT Communications, Inc.,
1,343,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.19%	01/09/2024	1,347,532

	Hargray Corporation,
546,311	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.88%	05/16/2024	548,701

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Intelsat Jackson Holdings S.A.,
4,940,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B3 (3 Month LIBOR USD + 3.75%, 1.00% Floor)	5.71%	11/30/2023	4,950,646

	Securus Technologies Holdings, Inc.,
4,656,801	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	6.38%	11/01/2024	4,719,389

	Telesat Canada,
2,391,372	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B4 (3 Month LIBOR USD + 3.00%, 0.75% Floor)	5.31%	11/17/2023	2,406,079

				27,573,155

TRANSPORTATION 2.4%

	Ceva Group PLC,
1,478,901	Guaranteed Senior Secured 1st Lien Synthetic Letter Of Credit (3 Month LIBOR USD + 5.50%, 1.00% Floor)	2.21%	03/19/2021	1,456,259
221,277	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 5.50%, 1.00% Floor)	7.27%	03/19/2021	217,890
1,959,058	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 5.50%, 1.00% Floor)	7.27%	03/19/2021	1,929,064

	Ceva Intercompany BV,
1,289,912	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 5.50%, 1.00% Floor)	7.27%	03/19/2021	1,270,163

	Kenan Advantage Group, Inc.,
4,427,443	Senior Secured 1st Lien Term Loan, Tranche B1 (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.88%	08/01/2022	4,455,114

	PODS LLC,
4,488,750	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.71%	12/06/2024	4,525,221

				13,853,711

UTILITIES 2.4%

	Compass Power Generation LLC,
4,488,750	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.05%	12/20/2024	4,556,081

	Exgen Renewables LLC,
1,531,163	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.00%, 1.00% Floor)	4.99%	11/29/2024	1,550,310

	Pike Corporation,
1,685,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.39%	03/12/2025	1,702,903

58	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	PowerTeam Services LLC,
5,090,000	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	5.55%		03/06/2025	5,102,725

					12,912,019

	Total Bank Loans (Cost $531,085,782)				532,989,962

COLLATERALIZED LOAN OBLIGATIONS 1.1%

	Canyon Capital Ltd.
1,000,000	(3 Month LIBOR USD + 6.25%)	7.97%	^	07/15/2030	1,014,835

	Highbridge Loan Management Ltd.
500,000	(3 Month LIBOR USD + 2.90%)	4.64%	^	10/20/2029	501,609

	Madison Park Funding Ltd.
1,000,000	(3 Month LIBOR USD + 5.44%)	7.20%	^	01/27/2026	1,000,785

	Octagon Investment Partners Ltd.
1,000,000	(3 Month LIBOR USD + 4.00%)	5.72%	^	07/15/2029	1,016,011
1,000,000	(3 Month LIBOR USD + 6.20%)	7.94%	^	03/17/2030	1,013,081

	Venture Ltd.
1,000,000	(3 Month LIBOR USD + 6.72%)	8.46%	^	10/20/2028	1,006,150

	Wind River Ltd.
1,000,000	(3 Month LIBOR USD + 5.55%)	7.27%	^	10/15/2027	1,003,464

	Total Collateralized Loan Obligations (Cost $6,449,220)				6,555,935

FOREIGN CORPORATE BONDS 0.2%

COMMERCIAL SERVICES 0.2%
930,000	GW Honos Security Corporation	8.75%	^	05/15/2025	976,500

	Total Foreign Corporate Bonds (Cost $978,316)				976,500

US CORPORATE BONDS 2.4%

CHEMICALS/PLASTICS 0.2%
1,000,000	Platform Specialty Products Corporation	5.88%	^	12/01/2025	978,750

CONSTRUCTION 0.2%
1,000,000	BlueLine Rental Finance Corporation	9.25%	^	03/15/2024	1,074,680

ENERGY 0.5%
1,000,000	FTS International, Inc.	6.25%		05/01/2022	1,007,500
1,000,000	Sanchez Energy Corporation	7.25%	^	02/15/2023	1,007,500
750,000	USA Compression Partners LP	6.88%	^	04/01/2026	763,125

					2,778,125

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
HEALTHCARE 0.6%
1,065,000	Centene Corporation	4.75%		01/15/2025	1,041,038
910,000	inVentiv Group Holdings, Inc.	7.50%	^	10/01/2024	971,425
480,000	NVA Holdings, Inc.	6.88%	^	04/01/2026	484,800
1,000,000	Universal Hospital Services, Inc.	7.63%		08/15/2020	1,012,500

					3,509,763

INSURANCE 0.4%
1,000,000	Alliant Holdings Intermediate LLC	8.25%	^	08/01/2023	1,032,500
1,135,000	AssuredPartners, Inc.	7.00%	^	08/15/2025	1,123,650

					2,156,150

TECHNOLOGY 0.2%
1,000,000	Ensemble S Merger Sub, Inc.	9.00%	^	09/30/2023	1,055,000

TELECOMMUNICATIONS 0.3%
1,000,000	Cincinnati Bell, Inc.	7.00%	^	07/15/2024	900,000
1,000,000	GTT Communications, Inc.	7.88%	^	12/31/2024	1,007,500

					1,907,500

	Total US Corporate Bonds (Cost $13,693,898)				13,459,968

SHORT TERM INVESTMENTS 9.0%
17,270,015	BlackRock Liquidity Funds FedFund - Institutional Shares	1.53%	♦		17,270,015
17,270,015	Fidelity Institutional Money Market Government Portfolio - Class I	1.47%	♦		17,270,015
17,270,015	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	1.56%	♦		17,270,015

	Total Short Term Investments (Cost $51,810,045)				51,810,045

	Total Investments 105.6% (Cost $604,017,261)				605,792,410
	Liabilities in Excess of Other Assets (5.6)%				(32,124,256)

	NET ASSETS 100.0%				$573,668,154

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Bank Loans	92.9%
Short Term Investments	9.0%
US Corporate Bonds	2.4%
Collateralized Loan Obligations	1.1%
Foreign Corporate Bonds	0.2%
Other Assets and Liabilities	(5.6)%

100.0%

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	59

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)	March 31, 2018

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2018, the value of these securities amounted to $17,931,365 or 3.1% of net assets.

&	Unfunded or partially unfunded loan commitment. At March 31, 2018, the value of these securities amounted to $1,828,234 or 0.3% of net assets.

♦	Seven-day yield as of March 31, 2018

60	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Shiller Enhanced CAPE®	March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 6.1%

	Arcadia Receivables Credit Trust,
2,984,294	Series 2017-1-A	3.25%	^	06/15/2023	2,997,408

	AVANT Loans Funding Trust,
645,422	Series 2017-A-A	2.41%	^	03/15/2021	645,182

	CLUB Credit Trust,
6,000,000	Series 2018-NP1-A	2.99%	^	05/15/2024	6,001,110

	College Ave Student Loans LLC,
2,250,000	Series 2017-A-B	4.50%	^	11/26/2046	2,212,617

	Colony American Finance Ltd.,
768,630	Series 2016-1-A	2.54%	^	06/15/2048	756,047

	Colony Starwood Homes Trust,
6,200,000	Series 2016-2A-D (1 Month LIBOR USD + 2.35%, 2.35% Floor)	4.13%	^	12/17/2033	6,269,304

	Conn Funding LP,
736,024	Series 2017-A-A	2.73%	^	07/15/2019	735,989

	Consumer Installment Loan Trust,
109,783	Series 2016-LD1-A	3.96%	^	07/15/2022	109,816

	DRB Prime Student Loan Trust,
3,779,654	Series 2017-A-B	3.10%	# ^	05/27/2042	3,708,690

	Earnest Student Loan Program,
7,640,674	Series 2017-A-A2	2.65%	^	01/25/2041	7,499,852

	Flagship Credit Auto Trust,
2,500,000	Series 2016-3-B	2.43%	^	06/15/2021	2,489,030
8,120,000	Series 2016-4-C	2.71%	^	11/15/2022	8,033,938
6,850,000	Series 2017-1-C	3.22%	^	05/15/2023	6,843,811
6,650,000	Series 2017-4-B	2.66%	^	10/17/2022	6,571,942

	Helios Issuer LLC,
12,122,604	Series 2017-1A-A	4.94%	^	09/20/2049	12,357,226

	HERO Funding Trust,
3,814,036	Series 2016-1A-A	4.05%	^	09/20/2041	3,815,359

	Jimmy Johns Funding LLC,
19,900,000	Series 2017-1A-A2II	4.85%	^	07/30/2047	20,389,249

	Kabbage Asset Securitization LLC,
19,231,000	Series 2017-1-A	4.57%	^	03/15/2022	19,591,839

	Laurel Road Prime Student Loan Trust,
1,138,000	Series 2017-B-CFX	3.61%	^	08/25/2042	1,112,010

	LendingClub Issuance Trust,
921,983	Series 2016-NP2-A	3.00%	^	01/17/2023	921,103

	Lendmark Funding Trust,
10,000,000	Series 2017-1A-A	2.83%	^	12/22/2025	9,952,914

	Mariner Finance Issuance Trust,
5,000,000	Series 2017-AA-A	3.62%	^	02/20/2029	5,024,192

	Mosaic Solar Loans LLC,
2,457,745	Series 2017-1A-A	4.45%	^	06/20/2042	2,510,301

	Navient Private Education Loan Trust,
4,500,000	Series 2018-A-B	3.68%	^	02/18/2042	4,514,709

	OneMain Direct Auto Receivables Trust,
4,000,000	Series 2016-1A-B	2.76%	^	05/15/2021	4,000,092

	OneMain Financial Issuance Trust,
15,000,000	Series 2017-1A-A1	2.37%	^	09/14/2032	14,753,638

	Oportun Funding LLC,
3,000,000	Series 2016-B-A	3.69%	^	07/08/2021	2,997,157
3,000,000	Series 2016-C-A	3.28%	^	11/08/2021	3,000,719

	Progress Residential Trust,
2,650,000	Series 2016-SFR1-C (1 Month LIBOR USD + 2.50%, 2.50% Floor)	4.31%	^	09/17/2033	2,682,720
3,000,000	Series 2016-SFR2-D (1 Month LIBOR USD + 2.50%, 2.50% Floor)	4.31%	^	01/17/2034	3,035,526

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Prosper Marketplace Issuance Trust,
5,000,000	Series 2018-1A-A	3.11%	^	06/17/2024	5,001,088

	SCF Equipment Leasing LLC,
3,599,313	Series 2017-1A-A	3.77%	^	01/20/2023	3,591,965

	Sierra Timeshare Receivables Funding LLC,
4,322,673	Series 2016-3A-A	2.43%	^	10/20/2033	4,248,950

	SLM Private Credit Student Loan Trust,
8,793,591	Series 2006-A-A5 (3 Month LIBOR USD + 0.29%, 0.29% Floor)	2.41%		06/15/2039	8,653,509

	SoFi Consumer Loan Program LLC,
1,533,149	Series 2016-1-A	3.26%	^	08/25/2025	1,533,984
1,482,040	Series 2016-3-A	3.05%	^	12/26/2025	1,481,337
1,330,892	Series 2017-3-A	2.77%	^	05/25/2026	1,322,233

	SoFi Consumer Loan Program Trust,
861,597	Series 2016-2-A	3.09%	^	10/27/2025	863,106
5,600,708	Series 2017-1-A	3.28%	^	01/26/2026	5,612,578
2,954,350	Series 2017-2-A	3.28%	^	02/25/2026	2,962,249
1,291,264	Series 2017-5-A1	2.14%	^	09/25/2026	1,284,225
500,000	Series 2017-5-A2	2.78%	^	09/25/2026	492,992
7,960,811	Series 2018-1-A1	2.55%	^	02/25/2027	7,937,828

	SoFi Professional Loan Program,
5,000,000	Series 2017-A-A2B	2.40%	^	03/26/2040	4,883,012

	SpringCastle America Funding LLC,
3,101,280	Series 2016-AA-A	3.05%	^	04/25/2029	3,101,065

	Springleaf Funding Trust,
9,000,000	Series 2016-AA-A	2.90%	^	11/15/2029	8,963,304
20,000,000	Series 2017-AA-A	2.68%	^	07/15/2030	19,700,872

	Spruce Asset Backed Securities Trust,
1,575,725	Series 2016-E1-A	4.32%	^	06/15/2028	1,594,883

	TAL Advantage LLC,
21,998,669	Series 2017-1A-A	4.50%		04/20/2042	22,641,091

	Triton Container Finance LLC,
8,353,484	Series 2017-1A-A	3.52%	^	06/20/2042	8,270,086

	Westlake Automobile Receivables Trust,
1,000,000	Series 2016-2A-B	2.30%	^	11/15/2019	999,679
14,000,000	Series 2017-1A-C	2.70%	^	10/17/2022	13,965,568
15,100,000	Series 2017-2A-C	2.59%	^	12/15/2022	14,959,756

	Total Asset Backed Obligations (Cost $308,833,170)				309,598,850

BANK LOANS 7.9%

	Acadia Healthcare Company,
2,188,903	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2 (1 Month LIBOR USD + 2.50%)	4.38%		02/16/2023	2,209,884

	Access CIG LLC,
1,642,266	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.63%		02/27/2025	1,662,795
342,734	Senior Secured 1st Lien Term Loan Delayed-Draw Term Loan (1 Month LIBOR USD + 3.75%)	0.50%	&	02/27/2025	347,018

	Acrisure LLC,
3,680,008	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 4.25%, 1.00% Floor)	5.99%		11/22/2023	3,732,448

	Air Medical Group Holdings, Inc.,
1,512,050	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%, 1.00% Floor)	4.94%		04/28/2022	1,520,343

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	61

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	A-L Parent LLC,
26,514	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.13%	12/01/2023	26,812

	Albany Molecular Research, Inc.,
9,225	Senior Secured 1st Lien Term Loan (US LIBOR + 3.25%)	5.27%	08/28/2024	10,198

	Albertson’s Holdings LLC,
1,838,403	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B4 (1 Month LIBOR USD + 2.75%, 0.75% Floor)	4.63%	08/25/2021	1,818,456

	AlixPartners LLP,
692,950	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 2.75%, 1.00% Floor)	5.05%	04/04/2024	697,042

	Almonde, Inc.,
2,000,000	Secured 2nd Lien Term Loan (3 Month LIBOR USD + 7.25%, 1.00% Floor)	9.23%	06/16/2025	1,986,090
2,062,375	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.48%	06/13/2024	2,062,767

	American Renal Holdings, Inc.,
2,005,672	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%)	5.13%	06/21/2024	2,010,055

	American Tire Distributors, Inc.,
3,504,995	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (2 Month LIBOR USD + 4.25%, 1.00% Floor)	6.24%	09/01/2021	3,555,379

	Amneal Pharmaceuticals LLC,
3,100,000	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.50%)	5.51%	03/21/2025	3,105,813

	Applied Systems, Inc.,
3,601,900	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.25%, 1.00% Floor)	5.55%	09/19/2024	3,632,444

	Arctic LNG Carriers Ltd.,
1,851,013	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.50%, 1.00% Floor)	6.38%	05/18/2023	1,870,106

	Ascend Learning LLC,
1,573,447	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.88%	07/12/2024	1,580,087

	ASP AMC Merger Sub, Inc.,
2,015,918	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.80%	04/22/2024	2,024,113

	ASP Prince Merger Sub, Inc.,
235,000	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.16%	03/20/2025	236,837

	AssuredPartners, Inc.,
185,000	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.25%)	5.26%	10/22/2024	185,000

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	AssuredPartners, Inc., (Cont.)
3,666,575	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.50%)	5.38%	10/22/2024	3,680,783

	Asurion LLC,
3,543,005	Senior Secured 1st Lien Term Loan, Tranche B6 (1 Month LIBOR USD + 2.75%)	4.63%	11/03/2023	3,570,977

	Avantor Inc.,
2,648,448	Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	5.88%	11/21/2024	2,679,620

	Avatar Purchaser Inc.,
3,120,000	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	5.48%	11/15/2024	3,129,110

	Avaya, Inc.,
3,221,925	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.75%, 1.00% Floor)	6.54%	12/16/2024	3,248,973

	BJ’s Wholesale Club, Inc.,
3,144,579	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.19%	02/02/2024	3,145,837

	Blackstone Group,
1,830,000	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 4.00%, 1.00% Floor)	5.77%	10/31/2024	1,841,438

	Blount International, Inc.,
930,000	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.25%, 1.00% Floor)	5.92%	04/12/2023	943,601

	Brand Energy & Infrastructure Services, Inc.,
4,158,575	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.55%	06/21/2024	4,200,431

	Bright Bidco B.V.,
2,228,163	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.80%	06/28/2024	2,263,323

	BWAY Corporation,
4,355,757	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.25%)	4.96%	04/03/2024	4,382,588

	Caesars Resort Collection LLC,
2,912,700	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%)	4.63%	12/23/2024	2,935,361

	Canyon Valor Companies, Inc.,
2,674,675	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%)	5.13%	06/16/2023	2,703,093

	Capital Automotive LP,
199,741	Guaranteed Secured 2nd Lien Term Loan (1 Month LIBOR USD + 6.00%, 1.00% Floor)	7.88%	03/24/2025	202,363

62	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Capri Acquisitions Bidco Ltd,
3,560,000	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.25%)	5.02%	11/01/2024	3,566,675

	CBS Radio, Inc.,
1,750,613	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 2.75%)	4.62%	11/18/2024	1,761,554

	Cengage Learning, Inc.,
3,664,738	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.04%	06/07/2023	3,349,479

	CenturyLink, Inc.,
3,581,025	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%)	4.63%	01/31/2025	3,528,438

	Ceva Group PLC,
1,083,435	Guaranteed Senior Secured 1st Lien Synthetic Letter Of Credit (3 Month LIBOR USD + 5.50%, 1.00% Floor)	2.21%	03/19/2021	1,066,848
1,464,070	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 5.50%, 1.00% Floor)	7.27%	03/19/2021	1,441,655
171,998	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 5.50%, 1.00% Floor)	7.27%	03/19/2021	169,364

	Ceva Intercompany BV,
1,000,620	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 5.50%, 1.00% Floor)	7.27%	03/19/2021	985,301

	CH Hold Corporation,
1,484,646	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.88%	02/01/2024	1,496,248

	Change Healthcare Holdings LLC,
3,501,855	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.63%	03/01/2024	3,514,340

	CHG Healthcare Services, Inc.,
3,502,715	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	4.77%	06/07/2023	3,533,382

	CHG PPC Parent LLC,
375,000	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 2.75%)	4.76%	03/21/2025	376,406

	Chill Merger Sub, Inc.,
569,448	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.38%	03/20/2024	575,231

	Cincinnati Bell, Inc.,
2,430,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.75%, 1.00% Floor)	5.44%	10/02/2024	2,452,271

	Compass Power Generation LLC,
1,426,425	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.05%	12/20/2024	1,447,821

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Compuware Corporation,
1,978,409	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B3 (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.38%	12/15/2021	2,005,612

	Concentra, Inc.,
460,000	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 2.75%, 1.00% Floor)	4.53%	06/01/2022	464,025

	Constellation Merger Sub, Inc.,
2,644,024	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.25%,)	5.55%	09/18/2024	2,664,330

	Constellis Holdings LLC,
4,034,513	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 5.00%, 1.00% Floor)	7.30%	04/19/2024	4,078,650

	Coronado Australian Holdings Ltd.,
734,643	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 6.50%, 1.00% Floor)	8.51%	03/21/2025	727,296

	Coronado Australian Holdings Pty Ltd.,
200,357	Senior Secured 1st Lien Term Loan, Tranche C (3 Month LIBOR USD + 6.50%, 1.00% Floor)	8.51%	03/21/2025	198,354

	CP VI Bella Topco LLC,
458,850	Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.00%)	4.88%	12/27/2024	458,279

	CPI Holdco LLC,
920,703	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.80%	03/21/2024	927,608

	CSM Bakery Supplies LLC,
3,175,531	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 4.00%, 1.00% Floor)	5.70%	07/03/2020	3,146,158

	Cvent, Inc.,
3,870,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.63%	11/29/2024	3,897,419

	CVS Holdings LP,
1,469,000	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	4.79%	02/06/2025	1,463,499

	Deerfield Holdings Corporation,
2,495,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.55%	02/13/2025	2,506,851

	Delta 2 Lux Sarl,
2,619,001	Senior Secured 1st Lien Term Loan, Tranche B3 (1 Month LIBOR USD + 2.50%, 1.00% Floor)	4.38%	02/01/2024	2,617,364

	Dexko Global, Inc.,
384,038	Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.80%	07/24/2024	388,298

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	63

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Dexko Global, Inc., (Cont.)
145,000	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.80%	&	07/24/2024	146,451

	Digicel International Finance Ltd.,
1,810,745	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.25%)	5.02%		05/27/2024	1,804,525

	Diplomat Pharmacy, Inc.,
272,188	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.50%, 1.00% Floor)	6.10%		12/20/2024	275,079

	EFS Cogen Holdings I LLC,
6,822	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.25%, 1.00% Floor)	5.56%		06/28/2023	7,044

	EG America LLC,
2,230,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 4.00%)	6.01%		02/01/2025	2,227,770

	EG Finco Ltd.,
690,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1 (3 Month LIBOR USD + 4.00%)	5.69%		02/07/2025	689,310

	Envision Healthcare Corporation,
1,574,435	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C (1 Month LIBOR USD + 3.00%, 0.75% Floor)	4.88%		12/01/2023	1,582,897

	EOC Group, Inc.,
451,252	Senior Secured 1st Lien Term Loan Delayed-Draw Term Loan (1 Month LIBOR USD + 3.25%)	5.50%	&	03/20/2025	452,099
2,818,748	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.07%		03/20/2025	2,824,033

	Equian Buyer Corporation,
3,630,370	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.25%, 1.00% Floor)	5.15%		05/20/2024	3,655,329

	Equinox Holdings, Inc.,
3,930,399	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.88%		03/08/2024	3,963,965

	Evergreen Skills,
1,041,659	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 4.75%, 1.00% Floor)	6.63%		04/28/2021	1,008,674

	Excelitas Technologies Corporation,
1,993,396	Guaranteed Senior Secured 1st Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	5.16%		12/02/2024	2,014,985

	Exgen Renewables LLC,
1,117,200	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.00%, 1.00% Floor)	4.99%		11/29/2024	1,131,171

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Federal-Mogul Holdings Corporation,
1,640,221	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.53%	04/15/2021	1,652,834

	Filtration Group Corporation,
1,550,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%)	4.66%	04/30/2025	1,546,125

	Flexera Software LLC,
2,525,883	Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.13%	02/26/2025	2,544,309

	Foresight Energy LLC,
2,940,450	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 5.75%, 1.00% Floor)	7.44%	03/28/2022	2,903,386

	Forterra Finance LLC,
1,056,231	Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.88%	10/25/2023	978,667

	FTS International, Inc.,
3,649,704	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.75%, 1.00% Floor)	6.63%	04/16/2021	3,671,146

	Garda World Security Corporation,
3,705,065	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.51%	05/24/2024	3,745,598

	Gavilan Resources LLC,
480,000	Secured 2nd Lien Term Loan (1 Month LIBOR USD + 6.00%, 1.00% Floor)	7.79%	03/01/2024	482,402

	Goldcup Merger Sub, Inc.,
3,596,098	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.75%, 1.00% Floor)	5.52%	05/02/2023	3,629,830

	Golden Nugget, Inc.,
451,559	Guaranteed Senior Secured 1st Lien Term Loan (2 Month LIBOR USD + 3.25%, 0.75% Floor)	5.04%	10/04/2023	456,104

	Gopher Resource LLC,
1,610,000	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	5.48%	03/06/2025	1,627,106

	GrafTech Finance, Inc.,
3,600,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.24%	02/12/2025	3,606,750

	Greektown Holdings LLC,
1,811,215	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%, 0.75% Floor)	4.88%	04/25/2024	1,815,743

	Greeneden US Holdings LLC,
3,494,574	Senior Secured 1st Lien Term Loan, Tranche B3 (3 Month LIBOR USD + 3.50%)	5.80%	12/01/2023	3,518,878

64	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	GTT Communications, Inc.,
158,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.19%	01/09/2024	158,533

	GVC Holdings PLC,
1,135,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2 (3 Month LIBOR USD + 2.50%, 1.00% Floor)	4.51%	03/15/2024	1,139,137

	Harbor Freight Tools USA, Inc.,
2,252,723	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.75% Floor)	4.38%	08/18/2023	2,258,996

	Hargray Corporation,
2,394,946	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.88%	05/16/2024	2,405,424

	Harsco Corporation,
1,143,472	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1 (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.94%	12/06/2024	1,160,195

	Hawk Merger Sub, Inc.,
3,605,963	Senior Secured 1st Lien Term Loan, Tranche B1 (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.13%	07/31/2024	3,630,753

	Hayward Acquisition Corporation,
2,910,375	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.50%)	5.38%	08/05/2024	2,925,654

	HVSC Merger Sub Corporation,
558,600	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 4.00%, 1.00% Floor)	6.30%	10/28/2024	564,418

	Hyland Software, Inc.,
3,368,102	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.75% Floor)	5.13%	07/01/2022	3,401,193

	Impala Private Holdings LLC,
3,920,175	Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	5.88%	11/14/2024	3,943,049

	Informatica LLC,
2,118,261	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%)	5.13%	08/05/2022	2,133,322

	Intelsat Jackson Holdings S.A.,
3,615,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B3 (3 Month LIBOR USD + 3.75%, 1.00% Floor)	5.71%	11/30/2023	3,622,790

	IRB Holding Corporation,
1,988,876	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%, 1.00% Floor)	4.94%	02/05/2025	2,012,494

	Jo-Ann Stores LLC,
1,948,205	Senior Secured 1st Lien Term Loan, Tranche B (6 Month LIBOR USD + 5.00%, 1.00% Floor)	6.55%	10/20/2023	1,942,127

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	KBR Inc.,
1,755,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.25%)	5.26%		04/30/2025	1,746,225

	Kenan Advantage Group, Inc.,
3,473,714	Senior Secured 1st Lien Term Loan, Tranche B1 (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.88%		08/01/2022	3,495,425

	KIK Custom Products, Inc.,
3,489,272	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.00%, 1.00% Floor)	5.88%		05/15/2023	3,528,265

	Kloeckner Pentaplast,
2,731,275	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.13%		06/30/2022	2,635,694

	Kraton Polymers LLC,
1,916,664	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.50%, 2.50% Floor, 1.00% Floor)	4.38%		03/05/2025	1,931,278

	Kronos Inc.,
3,487,493	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.88%		11/01/2023	3,513,841

	Learfield Communications,
1,537,932	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.56%	&	12/01/2023	1,551,389

	Life Time Fitness, Inc.,
3,934,584	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 2.75%, 1.00% Floor)	4.73%		06/10/2022	3,946,880

	Lions Gate Capital Holdings LLC,
985,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.25%)	4.10%		03/19/2025	989,309

	Lucid Energy Group II Borrower LLC,
1,490,000	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.79%		02/18/2025	1,484,882

	LUX HOLDCO III,
460,000	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.00%)	4.77%		02/14/2025	464,027

	Marketo, Inc.,
440,000	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%)	5.04%		02/07/2025	439,657

	Meredith Corporation,
1,450,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%)	4.88%		01/31/2025	1,460,513

	MGM Growth Properties LP,
550,154	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.00%, 0.75% Floor)	3.88%		03/21/2025	553,321

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	65

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Milacron LLC,
2,589,237	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.50%)	4.38%		09/28/2023	2,600,564

	Mission Broadcasting, Inc.,
48,551	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2 (1 Month LIBOR USD + 2.50%)	4.16%		01/17/2024	48,759

	Mitchell International, Inc.,
710,000	Guaranteed Secured 2nd Lien Term Loan (1 Month LIBOR USD + 7.25%)	9.14%		12/01/2025	715,858
233,955	Guaranteed Senior Secured 1st Lien Delayed-Draw Term Loan	0.00%	&	11/29/2024	234,306
2,901,045	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%)	5.13%		11/29/2024	2,905,396

	Mohegan Tribal Gaming Authority,
1,933,357	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.00%, 1.00% Floor)	5.88%		10/13/2023	1,932,758

	MPH Acquisition Holdings LLC,
3,246,133	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 2.75%, 1.00% Floor)	5.05%		06/07/2023	3,264,198

	National Vision, Inc.,
3,079,131	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.63%		11/20/2024	3,102,856

	Nexstar Broadcasting, Inc.,
377,125	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2 (1 Month LIBOR USD + 2.50%)	4.16%		01/17/2024	378,735

	Optiv Security, Inc.,
2,116,925	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.13%		02/01/2024	2,048,125

	Oryx Southern Delaware Holdings LLC,
3,595,000	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.13%		02/28/2025	3,603,988

	Peak 10 Holding Corporation,
2,960,125	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.50%)	5.80%		08/01/2024	2,973,771

	PetSmart, Inc.,
1,415,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.68%		03/11/2022	1,139,238

	Pharmaceutical Product Development LLC,
4,267,120	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 2.50%)	4.77%		08/18/2022	4,286,898

	Phoenix Services Merger Sub LLC,
575,000	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.41%		03/03/2025	581,469

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Pike Corporation,
1,245,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.39%	03/12/2025	1,258,228

	Playa Resorts Holding BV,
3,283,467	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.25%, 1.00% Floor)	5.00%	04/29/2024	3,306,452

	Ply Gem Holdings,
2,220,000	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.75%)	5.76%	04/30/2025	2,208,900

	PODS LLC,
897,750	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B3 (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.71%	12/06/2024	905,044

	Polycom, Inc.,
1,196,716	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 5.25%, 1.00% Floor)	7.13%	09/27/2023	1,208,683

	PowerTeam Services LLC,
3,755,000	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	5.55%	03/06/2025	3,764,388

	Precyse Acquisition Corporation,
1,267,656	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.50%, 1.00% Floor)	6.38%	10/20/2022	1,273,006

	Prime Security Services Borrower LLC,
3,602,775	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.63%	05/02/2022	3,634,515

	Pro Mach Group, Inc.,
2,025,000	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.00%)	5.03%	03/07/2025	2,031,328

	Project Alpha Intermediate Holding, Inc.,
4,113,913	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (6 Month LIBOR USD + 3.50%, 1.00% Floor)	5.04%	04/26/2024	4,066,767

	Quest Software US Holdings, Inc.,
3,090,915	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 5.50%, 1.00% Floor)	7.27%	10/31/2022	3,152,749

	RCN Corporation,
2,238,521	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%, 0.75% Floor)	4.88%	02/01/2024	2,228,426

	RentPath LLC,
3,083,869	Senior Secured 1st Lien Term Loan, Tranche B1 (1 Month LIBOR USD + 4.75%, 1.00% Floor)	6.63%	12/17/2021	3,093,506

	Reynolds Group,
2,125,392	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%)	4.63%	02/06/2023	2,138,389

66	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Robertshaw US Holding Corporation,
1,953,879	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.44%	02/28/2025	1,974,024

	Scientific Games International, Inc.,
3,197,638	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B5 (2 Month LIBOR USD + 2.75%)	4.74%	08/14/2024	3,212,890

	SCS Holdings, Inc.,
3,049,498	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.13%	10/31/2022	3,085,070

	Securus Technologies Holdings, Inc.,
3,649,196	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	6.38%	11/01/2024	3,698,241

	Select Medical Corporation,
2,673,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 2.75%, 1.00% Floor)	6.50%	03/01/2021	2,701,414

	Shutterfly, Inc.,
985,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2 (3 Month LIBOR USD + 2.75%)	4.52%	08/19/2024	991,156

	Sinclair Television Group, Inc.,
2,935,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 2.50%)	3.98%	12/12/2024	2,951,509

	SMG US Midco 2, Inc.,
1,995,000	Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.14%	01/23/2025	2,014,950

	SolarWinds Holdings, Inc.,
2,493,750	Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.00%)	4.88%	02/05/2024	2,507,777

	Solenis International LP,
1,829,692	Guaranteed Secured 2nd Lien Term Loan (3 Month LIBOR USD + 6.75%, 1.00% Floor)	8.73%	07/29/2022	1,744,611

	Solera LLC,
3,481,874	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.63%	03/03/2023	3,495,314

	Sophia LP,
3,878,816	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.25%, 1.00% Floor)	5.55%	09/30/2022	3,894,389

	Southern Graphics, Inc.,
3,752,153	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.50%)	5.38%	12/30/2022	3,786,542

	StandardAero Aviation Holdings, Inc.,
1,231,841	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.63%	07/07/2022	1,244,837

	Staples, Inc.,
1,301,738	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	5.79%	09/12/2024	1,291,812

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Syncreon Group BV,
1,562,945	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.02%	10/28/2020	1,466,824

	TCH-2 Holdings LLC,
495,000	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	5.88%	05/06/2021	497,475

	Team Health Holdings, Inc.,
3,503,322	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.63%	02/06/2024	3,358,810

	Telesat Canada,
2,150,116	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B4 (3 Month LIBOR USD + 3.00%, 0.75% Floor)	5.31%	11/17/2023	2,163,339

	Tempo Acquisition LLC,
3,476,244	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%)	4.88%	05/01/2024	3,497,431

	Titan Acquisition Ltd.,
3,655,000	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.00%)	4.66%	03/14/2025	3,652,716

	TKC Holdings, Inc.,
4,281,750	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.03%	02/01/2023	4,329,384

	TransDigm, Inc.,
2,639,106	Guaranteed Senior Secured 1st Lien Term Loan, Tranche F (1 Month LIBOR USD + 2.75%)	4.63%	06/09/2023	2,649,623
153,839	Guaranteed Senior Secured 1st Lien Term Loan, Tranche G (3 Month LIBOR USD + 2.50%)	4.80%	08/22/2024	154,512

	Travel Leaders Group LLC,
461,016	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 4.50%)	6.35%	01/25/2024	467,738

	TravelClick Holdings Corporation,
117,110	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.51%	05/06/2021	117,110

	Traverse Midstream Partners LLC,
1,825,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (6 Month LIBOR USD + 4.00%, 1.00% Floor)	5.85%	09/27/2024	1,837,830

	Tribune Media Company,
34,361	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%, 0.75% Floor)	4.88%	12/24/2020	34,439
428,263	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C (1 Month LIBOR USD + 3.00%, 0.75% Floor)	4.88%	01/26/2024	429,156

	Tumi Holdings, Inc.,
5,041	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (US LIBOR + 3.25%)	5.04%	08/01/2023	5,070

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	67

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	UFC Holdings LLC,
3,964,586	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.13%	08/18/2023	3,990,911

	Ultra Resources, Inc.,
967,240	Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.76%	04/12/2024	960,290

	Univar USA, Inc.,
1,694,547	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B3 (1 Month LIBOR USD + 2.50%)	4.38%	07/01/2024	1,707,917

	US Renal Care, Inc.,
2,968,382	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	5.94%	12/30/2022	2,985,688

	USAGM HoldCo LLC,
2,482,909	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%	07/28/2022	2,452,232

	VF Holdings Corporation,
3,477,935	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.13%	06/30/2023	3,512,001

	Vizient, Inc.,
211,170	Senior Secured 1st Lien Term Loan, Tranche B3 (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.63%	02/13/2023	213,283

	West Corporation,
1,925,513	Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	5.88%	10/10/2024	1,945,971
1,345,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1 (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.51%	10/10/2024	1,348,638

	West Street Merger Sub, Inc.,
3,492,837	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%)	4.63%	09/27/2024	3,498,076

	Wink Holdco, Inc.,
3,730,650	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.66%	12/02/2024	3,720,745

	York Risk Services Group, Inc.,
3,006,761	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.63%	10/01/2021	2,951,887

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Zodiac Pool Solutions LLC,
2,993,512	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	6.30%		12/20/2023	3,002,881

	Total Bank Loans (Cost $399,550,084)				400,644,755

COLLATERALIZED LOAN OBLIGATIONS 12.9%

	Adams Mill Ltd.,
250,000	Series 2014-1A-D1 (3 Month LIBOR USD + 3.50%)	5.22%	^	07/15/2026	250,373

	AIMCO,
10,000,000	Series 2014-AA-AR (3 Month LIBOR USD + 1.10%)	2.84%	^	07/20/2026	10,010,543

	ALM LLC,
5,000,000	Series 2016-19A-A1 (3 Month LIBOR USD + 1.55%)	3.27%	^	07/15/2028	5,028,750
2,500,000	Series 2016-19A-A2 (3 Month LIBOR USD + 2.20%)	3.92%	^	07/15/2028	2,524,113

	Anchorage Capital Ltd.,
10,000,000	Series 2012-1A-A2R (3 Month LIBOR USD + 2.10%)	3.82%	^	01/13/2027	10,005,104

	Apidos Ltd.,
2,000,000	Series 2013-16A-A1R (3 Month LIBOR USD + 0.98%)	2.72%	^	01/19/2025	2,000,440
1,000,000	Series 2015-20A-A1R (3 Month LIBOR USD + 1.33%)	3.05%	^	01/16/2027	1,000,828
5,000,000	Series 2016-24A-A2 (3 Month LIBOR USD + 2.00%, 2.00% Floor)	3.74%	^	07/20/2027	5,021,461

	Arbor Realty Ltd.,
404,000	Series 2016-FL1A-B (1 Month LIBOR USD + 2.95%)	4.73%	^	09/15/2026	409,818
10,000,000	Series 2017-FL2-A (1 Month LIBOR USD + 0.99%)	2.77%	^	08/15/2027	10,050,270

	Arrowpoint Ltd.,
4,500,000	Series 2013-1A-A1R (3 Month LIBOR USD + 1.52%, 1.52% Floor)	3.36%	^	11/15/2028	4,555,795

	Atlas Senior Loan Fund Ltd.,
25,000,000	Series 2013-2A-A1LR (3 Month LIBOR USD + 0.98%)	2.82%	^	02/17/2026	25,001,323

	Babson Ltd.,
20,000,000	Series 2014-3A-AR (3 Month LIBOR USD + 1.32%)	3.04%	^	01/15/2026	20,000,000
500,000	Series 2014-3A-D2 (1 Month LIBOR USD + 4.40%)	6.12%	^	01/15/2026	500,000
2,500,000	Series 2015-2A-DR (3 Month LIBOR USD + 2.95%)	4.69%	^	10/20/2030	2,522,468

68	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Benefit Street Partners Ltd.,
6,750,000	Series 2013-IIIA-A1R (3 Month LIBOR USD + 1.25%)	2.99%	^	07/20/2029	6,787,976

	Betony Ltd.,
1,000,000	Series 2015-1A-D (3 Month LIBOR USD + 3.60%, 3.60% Floor)	5.32%	^	04/15/2027	1,001,418

	BlueMountain Ltd.,
2,500,000	Series 2013-1A-A1R (3 Month LIBOR USD + 1.40%)	3.14%	^	01/20/2029	2,514,254
4,000,000	Series 2015-3A-A1 (3 Month LIBOR USD + 1.48%)	3.22%	^	10/20/2027	4,000,000
5,000,000	Series 2016-1A-D (3 Month LIBOR USD + 4.80%)	6.54%	^	04/20/2027	5,011,045

	Canyon Capital Ltd.,
4,500,000	Series 2006-1A-D (3 Month LIBOR USD + 1.60%)	3.72%	^	12/15/2020	4,501,961
5,800,000	Series 2016-2A-B (3 Month LIBOR USD + 2.00%)	3.72%	^	10/15/2028	5,824,556

	Carlyle Global Market Strategies Ltd.,
2,000,000	Series 2015-1A-AR (3 Month LIBOR USD + 1.00%)	2.74%	^	04/20/2027	1,998,326

	Cavalry Ltd.,
18,000,000	Series 2014-4A-AR (3 Month LIBOR USD + 0.85%)	2.57%	^	10/15/2026	17,997,376

	Cent Ltd.,
982,151	Series 2013-19A-A1A (3 Month LIBOR USD + 1.33%)	3.09%	^	10/29/2025	983,358
1,000,000	Series 2014-21A-A1AR (3 Month LIBOR USD + 1.21%)	2.97%	^	07/27/2026	1,000,839
250,000	Series 2014-22A-C (3 Month LIBOR USD + 3.75%)	5.54%	^	11/07/2026	250,742

	CFIP Ltd.,
22,000,000	Series 2014-1A-AR (3 Month LIBOR USD + 1.32%)	3.04%	^	07/13/2029	22,121,572

	Cutwater Ltd.,
1,117,945	Series 2014-1A-A1AR (3 Month LIBOR USD + 1.25%)	2.97%	^	07/15/2026	1,117,721
20,000,000	Series 2014-1A-A1BR (3 Month LIBOR USD + 1.25%)	2.97%	^	07/15/2026	20,023,916

	CVP Ltd.,
25,000,000	Series 2017-1A-A (3 Month LIBOR USD + 1.34%)	3.08%	^	07/20/2030	25,193,435

	Galaxy Ltd.,
500,000	Series 2014-18A-D1 (3 Month LIBOR USD + 3.70%)	5.42%	^	10/15/2026	501,440
5,250,000	Series 2016-22A-B1 (3 Month LIBOR USD + 2.10%)	3.82%	^	07/16/2028	5,261,407

	Halcyon Loan Advisors Funding Ltd.,
500,000	Series 2012-1X-A2 (3 Month LIBOR USD + 2.50%)	4.34%		08/15/2023	500,924
500,000	Series 2013-2A-C (3 Month LIBOR USD + 2.70%)	4.47%	^	08/01/2025	500,620
250,000	Series 2013-2A-D (3 Month LIBOR USD + 3.80%)	5.57%	^	08/01/2025	250,385

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Halcyon Loan Advisors Funding Ltd., (Cont.)
2,100,000	Series 2014-1A-A1R (3 Month LIBOR USD + 1.13%)	2.86%	^	04/18/2026	2,101,876
500,000	Series 2014-2A-C (3 Month LIBOR USD + 3.50%)	5.26%	^	04/28/2025	501,272
14,500,000	Series 2015-2A-A (3 Month LIBOR USD + 1.39%)	3.14%	^	07/25/2027	14,508,084
25,000,000	Series 2015-3A-A1R (3 Month LIBOR USD + 0.90%)	2.63%	^	10/18/2027	24,867,674

	Hildene Ltd.,
20,000,000	Series 2014-2A-AR (3 Month LIBOR USD + 1.18%)	2.92%	^	07/19/2026	20,018,541
3,000,000	Series 2015-4A-A1A (3 Month LIBOR USD + 1.50%)	3.24%	^	07/23/2027	3,007,437

	Jamestown Ltd.,
5,000,000	Series 2013-3A-A1AR (3 Month LIBOR USD + 1.14%)	2.86%	^	01/15/2026	5,004,530
3,000,000	Series 2014-4A-A1AR (3 Month LIBOR USD + 0.69%)	2.41%	^	07/15/2026	2,992,516
1,000,000	Series 2015-6A-A1AR (3 Month LIBOR USD + 1.15%)	3.03%	^	02/20/2027	1,000,250

	KVK Ltd.,
26,000,000	Series 2015-1A-AR (3 Month LIBOR USD + 1.25%)	3.14%	^	05/20/2027	26,020,775

	LCM LP,
7,028,032	Series 14A-A (3 Month LIBOR USD + 1.15%)	2.87%	^	07/15/2025	7,030,451
500,000	Series 14A-D (3 Month LIBOR USD + 3.50%)	5.22%	^	07/15/2025	500,709
250,000	Series 16A-DR (3 Month LIBOR USD + 3.00%)	4.72%	^	07/15/2026	250,622

	Madison Park Funding Ltd.,
10,595,000	Series 2013-11A-AR (3 Month LIBOR USD + 1.16%)	2.90%	^	07/23/2029	10,608,244
1,000,000	Series 2014-15A-CR (3 Month LIBOR USD + 3.45%)	5.21%	^	01/27/2026	1,001,559

	Magnetite Ltd.,
18,000,000	Series 2014-9A-A1R (3 Month LIBOR USD + 1.00%)	2.75%	^	07/25/2026	18,015,382

	Marathon Ltd.,
25,000,000	Series 2013-5A-A1R (3 Month LIBOR USD + 0.87%)	2.76%	^	11/21/2027	24,950,000
15,000,000	Series 2014-7A-A1R (3 Month LIBOR USD + 1.32%)	3.08%	^	10/28/2025	15,007,066
8,625,000	Series 2017-9A-A2 (3 Month LIBOR USD + 1.75%)	3.47%	^	04/15/2029	8,669,202

	Midocean Credit,
25,000,000	Series 2017-7A-A1 (3 Month LIBOR USD + 1.32%)	3.04%	^	07/15/2029	25,151,392

	MP Ltd.,
25,000,000	Series 2013-2A-ARR (3 Month LIBOR USD + 1.28%)	3.03%	^	07/25/2029	25,160,350
5,000,000	Series 2014-2A-AR (3 Month LIBOR USD + 1.20%)	2.92%	^	01/15/2027	5,002,345

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	69

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Northwoods Capital Ltd.,
9,000,000	Series 2017-16A-A (3 Month LIBOR USD + 1.27%)	2.69%	^	11/15/2030	9,066,578

	Octagon Investment Partners Ltd.,
2,547,899	Series 2013-1A-A (3 Month LIBOR USD + 1.12%)	2.85%	^	07/17/2025	2,550,589
750,000	Series 2014-1A-C (3 Month LIBOR USD + 3.65%)	5.48%	^	11/14/2026	756,023
30,000,000	Series 2015-1A-A1R (3 Month LIBOR USD + 0.90%)	2.79%	^	05/21/2027	30,008,684

	Race Point Ltd.,
10,000,000	Series 2015-9A-A1AR (3 Month LIBOR USD + 1.21%)	2.93%	^	10/15/2030	10,060,172

	Rockford Tower Ltd.,
8,500,000	Series 2017-2A-A (3 Month LIBOR USD + 1.27%)	2.99%	^	10/15/2029	8,597,389

	Shackleton Ltd.,
5,000,000	Series 2016-9A-A (3 Month LIBOR USD + 1.50%)	3.24%	^	10/20/2028	5,034,308

	Sound Harbor Loan Fund Ltd.,
12,400,000	Series 2014-1A-A1R (3 Month LIBOR USD + 1.20%)	2.97%	^	10/30/2026	12,408,853

	Steele Creek Ltd.,
9,500,000	Series 2015-1A-AR (3 Month LIBOR USD + 1.26%)	3.15%	^	05/21/2029	9,510,802

	Symphony Ltd.,
1,106,363	Series 2012-8A-AR (3 Month LIBOR USD + 1.10%)	2.80%	^	01/09/2023	1,107,374

	TCI-Cent Ltd.,
3,500,000	Series 2016-1A-A1 (3 Month LIBOR USD + 1.52%)	3.28%	^	12/21/2029	3,564,338
6,250,000	Series 2016-1A-A2 (3 Month LIBOR USD + 2.20%)	3.96%	^	12/21/2029	6,314,895

	TCI-Flatiron Ltd,
2,000,000	Series 2016-1A-B (3 Month LIBOR USD + 2.20%)	3.93%	^	07/17/2028	2,016,954

	Venture Ltd.,
6,000,000	Series 2007-8A-B (3 Month LIBOR USD + 0.42%)	2.16%	^	07/22/2021	5,981,222
4,000,000	Series 2007-8A-C (3 Month LIBOR USD + 0.90%)	2.64%	^	07/22/2021	3,992,519
6,000,000	Series 2014-17A-AR (3 Month LIBOR USD + 1.08%)	2.80%	^	07/15/2026	6,006,897
20,000,000	Series 2015-20A-AR (3 Month LIBOR USD + 0.82%)	2.54%	^	04/15/2027	19,990,512
8,500,000	Series 2017-29A-A (3 Month LIBOR USD + 1.28%)	3.12%	^	09/07/2030	8,543,764

	Vibrant Ltd.,
5,000,000	Series 2015-3A-A1R (3 Month LIBOR USD + 1.48%)	3.22%	^	04/20/2026	5,002,363
3,500,000	Series 2016-5A-B (3 Month LIBOR USD + 2.10%)	3.84%	^	01/20/2029	3,541,436

	Voya Ltd.,
3,100,000	Series 2014-4A-A1R (3 Month LIBOR USD + 0.95%)	2.67%	^	10/14/2026	3,103,316

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	WhiteHorse Ltd.,
6,250,000	Series 2014-1A-AR (3 Month LIBOR USD + 0.90%)	2.28%	^	05/01/2026	6,247,797

	Wind River Ltd.,
5,000,000	Series 2016-1A-B (3 Month LIBOR USD + 2.35%)	4.07%	^	07/15/2028	5,019,437

	Zais Ltd.,
15,000,000	Series 2014-2A-A1AR (3 Month LIBOR USD + 1.20%)	2.95%	^	07/25/2026	15,015,318

	Total Collateralized Loan Obligations (Cost $649,517,581)				651,036,374

FOREIGN CORPORATE BONDS 8.4%
2,500,000	Adani Ports & Special Economic Zone Ltd.	3.50%		07/29/2020	2,488,650
6,515,000	AerCap Global Aviation Trust	4.63%		10/30/2020	6,709,139
1,000,000	Agromercantil Senior Trust	6.25%		04/10/2019	1,020,630
200,000	Agromercantil Senior Trust	6.25%	^	04/10/2019	204,126
2,000,000	Alibaba Group Holding Ltd.	2.50%		11/28/2019	1,986,489
3,240,000	Alibaba Group Holding Ltd.	3.13%		11/28/2021	3,233,697
1,500,000	America Movil S.A.B. de C.V.	5.00%		03/30/2020	1,551,573
5,200,000	America Movil S.A.B. de C.V.	3.13%		07/16/2022	5,121,754
7,825,000	AstraZeneca PLC	2.38%		11/16/2020	7,704,922
6,600,000	Axiata SPV2 BHD	3.47%		11/19/2020	6,624,638
2,600,000	Banco de Costa Rica	5.25%		08/12/2018	2,622,620
200,000	Banco de Credito del Peru	2.25%	^	10/25/2019	197,690
1,500,000	Banco de Credito del Peru	5.38%		09/16/2020	1,576,395
5,300,000	Banco de Credito del Peru	4.25%		04/01/2023	5,410,823
500,000	Banco del Estado de Chile	2.67%	^	01/08/2021	490,667
8,000,000	Banco del Estado de Chile	3.88%		02/08/2022	8,091,825
6,000,000	Banco GNB Sudameris S.A.	3.88%		05/02/2018	6,003,000
6,500,000	Banco International del Peru S.A.A.	5.75%		10/07/2020	6,825,000
4,825,000	Banco Latinoamericano do Comercio Exterior S.A.	3.25%		05/07/2020	4,806,906
1,500,000	Banco Nacional de Costa Rica	4.88%		11/01/2018	1,503,750
600,000	Banco Regional SAECA	8.13%		01/24/2019	621,870
2,500,000	Banco Santander	2.50%	^	12/15/2020	2,453,125
4,720,000	Banco Santander	3.88%		09/20/2022	4,769,707
9,203,000	Banco Santander (5 Year CMT Rate + 4.58%)	5.95%		01/30/2024	9,405,466
800,000	Banistmo S.A.	3.65%	^	09/19/2022	769,000
7,895,000	Bank of Nova Scotia	2.15%		07/14/2020	7,745,910
7,840,000	Barclays Bank PLC	2.65%		01/11/2021	7,744,635
1,000,000	BBVA Banco Continental S.A.	3.25%		04/08/2018	999,725
4,000,000	BBVA Banco Continental S.A.	5.00%		08/26/2022	4,200,800
3,200,000	BDO Unibank, Inc.	2.63%		10/24/2021	3,114,758
6,350,000	BDO Unibank, Inc.	2.95%		03/06/2023	6,109,564

70	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
8,000,000	Bharat Petroleum Corporation Ltd.	4.63%		10/25/2022	8,281,600
3,000,000	Bharti Airtel Ltd.	5.13%		03/11/2023	3,057,840
3,970,000	BNP Paribas S.A.	5.00%		01/15/2021	4,179,528
5,560,000	BP Capital Markets PLC	1.68%		05/03/2019	5,503,407
830,000	BP Capital Markets PLC	1.77%		09/19/2019	819,570
136,000	BP Capital Markets PLC	2.32%		02/13/2020	134,539
2,500,000	Celulosa Arauco y Constitucion S.A.	4.75%		01/11/2022	2,581,703
1,446,000	CK Hutchison International Ltd.	2.88%		04/05/2022	1,418,828
7,700,000	CK Hutchison International Ltd.	2.88%	^	04/05/2022	7,555,307
3,500,000	CNOOC Finance Ltd.	2.63%		05/05/2020	3,462,621
4,500,000	CNOOC Finance Ltd.	3.88%		05/02/2022	4,538,876
1,000,000	CNPC General Capital Ltd.	2.75%		05/14/2019	997,808
5,500,000	CNPC General Capital Ltd.	3.95%		04/19/2022	5,601,244
1,700,000	CNPC Overseas Capital Ltd.	4.50%		04/28/2021	1,760,797
500,000	Coca-Cola Femsa S.A.B. de C.V.	4.63%		02/15/2020	514,389
4,500,000	Comision Federal de Electricidad	4.88%		05/26/2021	4,646,250
5,980,000	Commonwealth Bank of Australia	2.25%	^	03/10/2020	5,896,556
1,295,000	Commonwealth Bank of Australia	2.05%	^	09/18/2020	1,262,301
2,800,000	Corpbanca S.A.	3.88%		09/22/2019	2,825,188
300,000	Corporacion Financiera de Desarrollo S.A.	3.25%		07/15/2019	300,375
500,000	Corporacion Financiera de Desarrollo S.A.	3.25%	^	07/15/2019	500,625
200,000	DBS Group Holdings Ltd. (3 Month LIBOR USD + 0.49%)	2.54%		06/08/2020	200,233
1,500,000	DBS Group Holdings Ltd. (3 Month LIBOR USD + 0.62%)	2.37%		07/25/2022	1,508,160
1,500,000	DBS Group Holdings Ltd. (3 Month LIBOR USD + 0.62%)	2.37%	^	07/25/2022	1,508,160
5,500,000	DBS Group Holdings Ltd. (5 Year Swap Rate USD + 2.39%)	3.60%	†	09/07/2021	5,332,080
160,000	Delek & Avner Tamar Bond Ltd.	3.84%	^	12/30/2018	160,463
3,840,000	Delek & Avner Tamar Bond Ltd.	4.44%	^	12/30/2020	3,861,734
900,000	Digicel Ltd.	8.25%		09/30/2020	778,500
800,000	Digicel Ltd.	7.13%		04/01/2022	627,000
2,800,000	ECL S.A.	5.63%		01/15/2021	2,953,862
4,800,000	Ecopetrol SA	7.63%		07/23/2019	5,083,200
800,000	Empresas Publicas de Medellin E.S.P.	7.63%		07/29/2019	850,000
1,945,583	ENA Norte Trust	4.95%		04/25/2023	1,999,573
1,500,000	Export-Import Bank of India	2.75%		04/01/2020	1,484,037
5,500,000	Export-Import Bank of India	3.13%		07/20/2021	5,439,209
1,300,000	Export-Import Bank of India (3 Month LIBOR USD + 1.00%)	2.89%		08/21/2022	1,298,537
3,500,000	Fondo Mivivienda S.A.	3.38%		04/02/2019	3,510,500
3,100,000	Fondo Mivivienda S.A.	3.50%		01/31/2023	3,045,750
2,500,000	Fondo Mivivienda S.A.	3.50%	^	01/31/2023	2,456,250
5,100,000	Global Bank Corporation	5.13%		10/30/2019	5,208,120
200,000	Global Bank Corporation	5.13%	^	10/30/2019	204,240
4,000,000	Global Bank Corporation	4.50%		10/20/2021	4,038,400
300,000	Global Bank Corporation	4.50%	^	10/20/2021	302,880
4,400,000	Grupo Bimbo S.A.B. de C.V.	4.88%		06/30/2020	4,563,646
1,300,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	1,268,558
440,116	Guanay Finance Ltd.	6.00%	^	12/15/2020	451,271

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,026,938	Guanay Finance Ltd.	6.00%		12/15/2020	1,052,965
3,400,000	Indian Oil Corporation Ltd.	5.63%		08/02/2021	3,617,376
271,910	Interoceanica Finance Ltd.	0.00%		11/30/2018	267,151
6,650,000	Inversiones CMPC S.A.	4.50%		04/25/2022	6,842,995
1,700,000	IOI Investment BHD	4.38%		06/27/2022	1,735,596
1,000,000	Israel Electric Corporation Ltd.	5.63%		06/21/2018	1,005,110
8,700,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	8,726,709
7,895,000	Mizuho Financial Group, Inc. (3 Month LIBOR USD + 0.79%)	2.81%		03/05/2023	7,889,333
200,000	OAS Investments GMBH	8.25%	Ω	10/19/2019	21,000
3,300,000	ONGC Videsh Ltd.	3.25%		07/15/2019	3,294,555
5,400,000	ONGC Videsh Ltd.	2.88%		01/27/2022	5,223,107
1,000,000	ONGC Videsh Ltd.	3.75%		05/07/2023	990,408
4,775,000	Orange S.A.	2.75%		02/06/2019	4,774,229
450,000	Orange S.A.	5.38%		07/08/2019	464,141
8,000,000	Oversea-Chinese Banking Corporation (5 Year Swap Rate USD + 2.20%)	4.00%		10/15/2024	8,061,296
3,200,000	Panama Metro Line SP	0.00%	^	12/05/2022	2,894,400
4,100,000	Panama Metro Line SP	0.00%		12/05/2022	3,708,450
231,307	Peru Enhanced Pass-Through Finance Ltd.	0.00%		05/31/2018	228,879
500,000	Peru Enhanced Pass-Through Finance Ltd.	0.00%		06/02/2025	435,000
5,600,000	Petronas Capital Ltd.	3.13%		03/18/2022	5,562,228
3,900,000	Petronas Global Sukuk Ltd.	2.71%		03/18/2020	3,874,260
2,800,000	PSA International Ltd.	4.63%		09/11/2019	2,872,632
500,000	PSA International Ltd.	3.88%		02/11/2021	514,414
250,000	Reliance Holdings, Inc.	4.50%		10/19/2020	256,817
8,500,000	Reliance Holdings, Inc.	5.40%		02/14/2022	8,986,863
4,530,000	Royal Bank of Canada	1.50%		07/29/2019	4,456,577
700,000	SACI Falabella	3.75%		04/30/2023	695,100
7,705,000	Santander UK PLC	2.50%		01/05/2021	7,581,370
7,699,000	Shire Acquisitions Investments Ireland DAC	1.90%		09/23/2019	7,574,000
500,000	Sinopec Group Overseas Development Ltd.	2.50%		04/28/2020	492,684
500,000	Sinopec Group Overseas Development Ltd.	2.50%	^	04/28/2020	492,684
2,000,000	Sinopec Group Overseas Development Ltd.	2.75%		05/03/2021	1,969,374
400,000	Sinopec Group Overseas Development Ltd.	2.00%		09/29/2021	383,166
500,000	Sinopec Group Overseas Development Ltd.	2.00%	^	09/29/2021	478,958
1,500,000	Sinopec Group Overseas Development Ltd.	3.00%		04/12/2022	1,466,294
700,000	Sinopec Group Overseas Development Ltd.	3.00%	^	04/12/2022	684,270

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	71

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,500,000	Sinopec Group Overseas Development Ltd.	3.90%		05/17/2022	2,527,750
7,700,000	SP PowerAssets Ltd.	2.70%		09/14/2022	7,559,739
8,050,000	Sumitomo Mitsui Financial Group, Inc.	2.06%		07/14/2021	7,769,389
1,400,000	Telefonica Celular del Paraguay S.A.	6.75%		12/13/2022	1,437,772
6,000,000	Telefonica Chile S.A.	3.88%		10/12/2022	5,998,437
1,000,000	Temasek Financial Ltd.	2.38%		01/23/2023	969,616
1,500,000	Tencent Holdings Ltd.	3.38%		05/02/2019	1,508,567
300,000	Tencent Holdings Ltd.	2.88%	^	02/11/2020	299,543
2,500,000	Tencent Holdings Ltd.	2.88%		02/11/2020	2,496,188
1,200,000	Tencent Holdings Ltd. (3 Month LIBOR USD + 0.61%)	2.34%	^	01/19/2023	1,202,124
6,800,000	Transportadora de Gas Internacional S.A.	5.70%		03/20/2022	6,919,000
7,625,000	UBS AG	2.45%	^	12/01/2020	7,492,317
4,000,000	Union Bank of the Philippines	3.37%		11/29/2022	3,896,464
3,000,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 2.00%)	3.75%		09/19/2024	3,022,410
5,200,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 2.24%)	3.50%		09/16/2026	5,157,563
1,300,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.65%)	2.88%		03/08/2027	1,254,755
1,800,000	UPL Corporation	3.25%		10/13/2021	1,765,935
600,000	Want Want China Finance Ltd.	1.88%	^	05/14/2018	599,477
775,000	Westpac Banking Corporation	1.95%		11/23/2018	771,756
6,420,000	Westpac Banking Corporation	1.60%		08/19/2019	6,318,963

	Total Foreign Corporate Bonds (Cost $430,330,883)				424,624,725

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 1.6%
6,700,000	Chile Government International Bond	2.25%		10/30/2022	6,435,350
8,000,000	Chile International Government Bond	3.25%		09/14/2021	8,059,000
965,000	Costa Rica Government International Bond	10.00%		08/01/2020	1,081,524
6,000,000	Dominican Republic International Bond	7.50%		05/06/2021	6,395,580
1,800,000	Indonesia Government International Bond	6.13%		03/15/2019	1,861,056
9,300,000	Indonesia Government International Bond	4.88%		05/05/2021	9,715,552
900,000	Indonesia Government International Bond	3.70%	^	01/08/2022	904,113
1,100,000	Indonesia Government International Bond	3.70%		01/08/2022	1,105,027
8,600,000	Israel Government International Bond	4.00%		06/30/2022	8,909,815
4,500,000	Mexico Government International Bond	3.63%		03/15/2022	4,582,980

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
5,600,000	Panama Government International Bond	5.20%		01/30/2020	5,849,200
13,600,000	Philippine Government International Bond	4.00%		01/15/2021	13,948,201
2,500,000	Republic of Poland Government International Bond	5.13%		04/21/2021	2,659,250
8,010,000	Wakala Global Sukuk BHD	4.65%		07/06/2021	8,459,441

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $81,416,901)				79,966,089

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 11.3%

	A10 LLC,
365,638	Series 2016-1-A1	2.42%	^	03/15/2035	365,633

	Americold LLC,
1,080,000	Series 2010-ARTA-C	6.81%	^	01/14/2029	1,158,574

	AREIT Trust,
13,674,000	Series 2018-CRE1-AS (1 Month LIBOR USD + 1.25%, 1.25% Floor)	2.75%	^	02/15/2035	13,706,175
8,998,000	Series 2018-CRE1-B (1 Month LIBOR USD + 1.65%, 1.65% Floor)	3.15%	^	02/15/2035	9,030,951

	BAMLL Commercial Mortgage Securities Trust,
200,000	Series 2014-IP-E	2.72%	#^	06/15/2028	199,013
30,000,000	Series 2015-200P-XA	0.38%	#^ I/O	04/14/2033	743,811

	Banc of America Merrill Lynch Commercial Mortgage, Inc.,
507,010	Series 2004-4-H	6.03%	#^	07/10/2042	506,855

	BANK,
57,730,709	Series 2017-BNK4-XA	1.45%	# I/O	05/15/2050	5,380,364

	Barclays Commercial Mortgage Securities LLC,
6,786,000	Series 2014-BXO-E (1 Month LIBOR USD + 3.75%, 2.56% Floor)	5.53%	^	08/15/2027	6,802,590
57,579,800	Series 2017-C1-XA	1.52%	# I/O	02/15/2050	5,804,792
1,174,000	Series 2017-DELC-C (1 Month LIBOR USD + 1.20%)	2.98%	^	08/15/2036	1,173,170
1,338,000	Series 2017-DELC-D (1 Month LIBOR USD + 1.70%)	3.48%	^	08/15/2036	1,334,857
2,803,000	Series 2017-DELC-E (1 Month LIBOR USD + 2.50%)	4.28%	^	08/15/2036	2,799,865
2,686,000	Series 2017-DELC-F (1 Month LIBOR USD + 3.50%)	5.28%	^	08/15/2036	2,688,154

	BBCMS Mortgage Trust,
8,471,000	Series 2017-GLKS-E (1 Month LIBOR USD + 2.85%, 2.75% Floor)	4.63%	^	11/15/2034	8,473,244

	BB-UBS Trust,
7,538,000	Series 2012-TFT-TE	3.56%	#^	06/05/2030	6,846,870

	Bear Stearns Commercial Mortgage Securities, Inc.,
500,000	Series 2007-T26-AJ	5.52%	#	01/12/2045	473,578

	Bsprt Issuer Ltd.,
1,000,000	Series 2017-FL1-A (1 Month LIBOR USD + 1.35%)	3.13%	^	06/15/2027	1,004,841
3,250,000	Series 2017-FL1-B (1 Month LIBOR USD + 2.40%)	4.18%	^	06/15/2027	3,275,183

72	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	BX Commercial Mortgage Trust,
2,608,000	Series 2018-BIOA-D (1 Month LIBOR USD + 1.32%, 1.35% Floor)	2.97%	^	03/15/2037	2,597,002
6,519,000	Series 2018-BIOA-E (1 Month LIBOR USD + 1.95%, 1.98% Floor)	3.60%	^	03/15/2037	6,489,351

	BX Trust,
2,791,801	Series 2017-APPL-D (1 Month LIBOR USD + 2.05%, 2.05% Floor)	3.83%	^	07/15/2034	2,805,930
4,320,192	Series 2017-APPL-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	4.93%	^	07/15/2034	4,355,760
3,215,000	Series 2017-IMC-D (1 Month LIBOR USD + 2.25%, 2.25% Floor)	4.03%	^	10/15/2032	3,227,346
5,186,000	Series 2017-IMC-E (1 Month LIBOR USD + 3.25%, 3.25% Floor)	5.03%	^	10/15/2032	5,216,873
2,947,000	Series 2017-SLCT-D (1 Month LIBOR USD + 2.05%)	3.83%	^	07/15/2034	2,957,199
4,846,000	Series 2017-SLCT-E (1 Month LIBOR USD + 3.15%)	4.93%	^	07/15/2034	4,876,383

	CD Commercial Mortgage Trust,
68,182,043	Series 2017-CD3-XA	1.04%	# I/O	02/10/2050	4,851,295
67,738,827	Series 2017-CD4-XA	1.33%	# I/O	05/10/2050	5,896,556

	CFCRE Commercial Mortgage Trust,
21,865,368	Series 2016-C3-XA	1.07%	# I/O	01/10/2048	1,402,554
38,370,083	Series 2016-C4-XA	1.75%	# I/O	05/10/2058	3,917,417
59,030,888	Series 2017-C8-XA	1.67%	# I/O	06/15/2050	6,213,910
16,201,000	Series 2017-C8-XB	0.96%	# I/O	06/15/2050	1,211,710
39,410,000	Series 2018-TAN-X	1.63%	#^ I/O	02/15/2033	2,840,618

	CGDBB Commercial Mortgage Trust,
3,277,000	Series 2017-BIOC-D (1 Month LIBOR USD + 1.60%, 1.60% Floor)	3.38%	^	07/15/2032	3,283,662
4,587,000	Series 2017-BIOC-E (1 Month LIBOR USD + 2.15%, 2.25% Floor)	3.93%	^	07/15/2032	4,586,146

	CGGS Commercial Mortgage Trust,
9,155,000	Series 2018-WSS-D (1 Month LIBOR USD + 2.30%)	4.05%	^	02/15/2037	9,195,795

	CHT Mortgage Trust,
736,000	Series 2017-CSMO-E (1 Month LIBOR USD + 3.00%, 3.00% Floor)	4.78%	^	11/15/2036	741,974
393,000	Series 2017-CSMO-F (1 Month LIBOR USD + 3.74%, 3.80% Floor)	5.52%	^	11/15/2036	396,330

	Citigroup Commercial Mortgage Trust,
461,236	Series 2008-C7-AM	6.19%	#	12/10/2049	460,847
8,013,278	Series 2014-GC25-XA	1.03%	# I/O	10/10/2047	432,783
1,430,000	Series 2015-GC27-D	4.43%	#^	02/10/2048	1,218,565
5,795,467	Series 2015-GC27-XA	1.41%	# I/O	02/10/2048	420,484
1,750,000	Series 2015-GC31-C	4.06%	#	06/10/2048	1,677,926
19,819,004	Series 2016-GC36-XA	1.33%	# I/O	02/10/2049	1,516,013
14,418,970	Series 2016-P3-XA	1.71%	# I/O	04/15/2049	1,407,074
17,859,358	Series 2016-P4-XA	2.00%	# I/O	07/10/2049	2,099,789
34,932,919	Series 2017-P7-XA	1.13%	# I/O	04/14/2050	2,704,220

	CLNS Trust,
3,479,000	Series 2017-IKPR-D (1 Month LIBOR USD + 2.05%, 2.05% Floor)	3.79%	^	06/11/2032	3,491,874
3,479,000	Series 2017-IKPR-E (1 Month LIBOR USD + 3.50%, 3.50% Floor)	5.24%	^	06/11/2032	3,506,019
3,479,000	Series 2017-IKPR-F (1 Month LIBOR USD + 4.50%, 4.50% Floor)	6.24%	^	06/11/2032	3,512,926

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	COBALT Commercial Mortgage Trust,
5,323,073	Series 2007-C2-AJFX	5.57%	#	04/15/2047	5,375,942

	Commercial Mortgage Pass-Through Certificates,
2,305,000	Series 2012-CR4-C	4.44%	#^	10/15/2045	2,091,820
5,636,000	Series 2012-CR4-D	4.57%	#^	10/15/2045	3,331,591
9,971,562	Series 2013-CR10-XA	0.87%	# I/O	08/10/2046	282,747
8,870,000	Series 2013-CR11-D	5.17%	#^	08/10/2050	8,363,826
29,554,454	Series 2013-CR12-XA	1.28%	# I/O	10/10/2046	1,419,072
7,526,000	Series 2013-LC13-D	5.09%	#^	08/10/2046	7,339,906
3,108,814	Series 2014-CR17-XA	1.12%	# I/O	05/10/2047	136,388
300,000	Series 2014-CR19-C	4.72%	#	08/10/2047	301,752
500,000	Series 2014-CR20-C	4.50%	#	11/10/2047	501,866
110,000	Series 2014-TWC-C (1 Month LIBOR USD + 1.85%, 1.85% Floor)	3.57%	^	02/13/2032	110,370
1,500,000	Series 2015-CR22-D	4.12%	#^	03/10/2048	1,257,283
21,842,200	Series 2015-CR22-XA	0.99%	# I/O	03/10/2048	974,097
1,500,000	Series 2015-CR23-D	4.25%	#	05/10/2048	1,237,310
1,386,000	Series 2015-CR25-C	4.55%	#	08/10/2048	1,390,089
42,775,239	Series 2015-CR27-XA	1.15%	# I/O	10/10/2048	2,438,107
1,000,000	Series 2015-DC1-D	4.35%	# ^	02/10/2048	833,657
12,129,596	Series 2015-DC1-XA	1.14%	# I/O	02/10/2048	622,348
1,470,000	Series 2015-LC23-C	4.65%	#	10/10/2048	1,448,746
1,966,000	Series 2016-CR28-C	4.65%	#	02/10/2049	2,024,925
17,614,450	Series 2016-DC2-XA	1.06%	# I/O	02/10/2049	1,060,207
38,128,321	Series 2015-CR25-XA	0.94%	# I/O	08/10/2048	1,997,203
59,715,184	Series 2015-LC21-XA	0.84%	# I/O	07/10/2048	2,288,381

	Credit Suisse Commercial Mortgage Trust,
1,400,561	Series 2007-C1-AM	5.42%		02/15/2040	1,429,635

	Credit Suisse Mortgage Capital Certificates,
383,163	Series 2008-C1-AM	6.20%	#^	02/15/2041	383,533
10,092,000	Series 2014-USA-X1	0.55%	#^ I/O	09/15/2037	335,638

	CSAIL Commercial Mortgage Trust,
30,298,185	Series 2015-C1-XA	0.94%	# I/O	04/15/2050	1,397,228
4,758,711	Series 2016-C6-XA	1.81%	# I/O	01/15/2049	477,398

	CSMC Mortgage Securities Trust,
6,650,000	Series 2017-LSTK-E	3.33%	#^	04/05/2033	6,518,236

	CSMC Trust,
7,370,000	Series 2017-CHOP-E (1 Month LIBOR USD + 3.30%, 3.30% Floor)	5.08%	^	07/15/2032	7,400,134

	DBCG Mortgage Trust,
3,750,000	Series 2017-BBG-C (1 Month LIBOR USD + 1.00%, 1.10% Floor)	2.78%	^	06/15/2034	3,757,603

	Deutsche Bank Commercial Mortgage Trust,
19,472,912	Series 2016-C1-XA	1.49%	# I/O	05/10/2049	1,731,695

	FORT LLC,
2,438,000	Series 2016-1A-B (1 Month LIBOR USD + 2.75%, 2.75% Floor)	4.61%	^	05/21/2036	2,452,918

	FREMF Mortgage Trust,
2,241,062	Series 2016-KF22-B (1 Month LIBOR USD + 5.05%, 5.05% Floor)	6.72%	^	07/25/2023	2,262,408

	GE Commercial Mortgage Corporation Trust,
1,499,300	Series 2007-C1-AM	5.61%	#	12/10/2049	1,513,353

	GMAC Commercial Mortgage Securities Trust,
2,488,000	Series 2004-C3-D	5.04%	#	12/10/2041	2,496,352
2,806,000	Series 2004-C3-E	5.14%	#^	12/10/2041	2,751,309

	Grace Mortgage Trust,
350,000	Series 2014-GRCE-A	3.37%	^	06/10/2028	353,950

	Great Wolf Trust,
2,465,000	Series 2017-WOLF-D (1 Month LIBOR USD + 2.10%, 1.00% Floor)	4.03%	^	09/15/2034	2,479,774

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	73

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Great Wolf Trust, (Cont.)
3,821,000	Series 2017-WOLF-E (1 Month LIBOR USD + 3.10%, 1.00% Floor)	5.03%	^	09/15/2034	3,855,454
2,034,000	Series 2017-WOLF-F (1 Month LIBOR USD + 4.07%, 1.00% Floor)	6.00%	^	09/15/2034	2,054,616

	GS Mortgage Securities Corporation,
300,000	Series 2013-KING-C	3.44%	#^	12/10/2027	299,404
11,604,537	Series 2014-GC20-XA	1.00%	# I/O	04/10/2047	536,814
4,377,979	Series 2014-GC24-XA	0.83%	# I/O	09/10/2047	165,059
36,700,004	Series 2015-GC32-XA	0.85%	# I/O	07/10/2048	1,623,204
9,833,595	Series 2015-GC34-XA	1.35%	# I/O	10/10/2048	733,997

	GS Mortgage Securities Trust,
1,503,000	Series 2013-GC13-D	4.09%	#^	07/10/2046	1,383,065
1,963,000	Series 2014-GC26-D	4.51%	#^	11/10/2047	1,710,605
9,101,462	Series 2015-GS1-XA	0.82%	# I/O	11/10/2048	451,993
19,712,163	Series 2016-GS2-XA	1.67%	# I/O	05/10/2049	1,858,833
34,267,213	Series 2016-GS3-XA	1.27%	# I/O	10/10/2049	2,661,713
81,389,952	Series 2017-GS6-XA	1.05%	# I/O	05/10/2050	6,318,424

	GSCCRE Commercial Mortgage Trust,
5,382,000	Series 2015-HULA-D (1 Month LIBOR USD + 3.75%)	5.53%	^	08/15/2032	5,416,649

	Hunt Ltd.,
8,000,000	Series 2017-FL1-C (1 Month LIBOR USD + 2.40%)	4.18%	^	08/15/2034	8,066,432

	Hyatt Hotel Portfolio Trust,
8,197,000	Series 2017-HYT2-E (1 Month LIBOR USD + 2.35%, 2.35% Floor)	4.13%	^	08/09/2032	8,250,941

	IMT Trust,
2,355,000	Series 2017-APTS-EFL (1 Month LIBOR USD + 2.15%)	3.93%	^	06/15/2034	2,361,642
305,000	Series 2017-APTS-FFL (1 Month LIBOR USD + 2.85%)	4.63%	^	06/15/2034	306,267

	JP Morgan Chase Commercial Mortgage Securities Corporation,
737,306	Series 2006-LDP9-AM	5.37%		05/15/2047	742,450
3,366,213	Series 2007-C1-AM	5.75%	#	02/15/2051	3,359,644
350,000	Series 2014-DSTY-A	3.43%	^	06/10/2027	350,227
500,000	Series 2014-PHH-D (1 Month LIBOR USD + 2.65%)	4.43%	^	08/15/2027	500,563
22,702,495	Series 2015-JP1-XA	1.13%	# I/O	01/15/2049	1,151,060
1,872,000	Series 2017-FL10-B (1 Month LIBOR USD + 1.00%, 1.00% Floor)	2.78%	^	06/15/2032	1,888,650
1,414,000	Series 2017-FL10-C (1 Month LIBOR USD + 1.25%, 1.25% Floor)	3.03%	^	06/15/2032	1,430,532
4,578,000	Series 2017-FL10-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	3.68%	^	06/15/2032	4,613,430
1,969,000	Series 2017-MAUI-C (1 Month LIBOR USD + 1.25%, 1.25% Floor)	2.97%	^	07/15/2034	1,976,238
1,847,000	Series 2017-MAUI-D (1 Month LIBOR USD + 1.95%, 1.95% Floor)	3.67%	^	07/15/2034	1,857,921
1,635,000	Series 2017-MAUI-E (1 Month LIBOR USD + 2.95%, 2.95% Floor)	4.67%	^	07/15/2034	1,647,963
2,302,000	Series 2017-MAUI-F (1 Month LIBOR USD + 3.75%, 3.75% Floor)	5.47%	^	07/15/2034	2,324,694

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	JP Morgan Chase Commercial Mortgage Securities Trust,
5,625,000	Series 2004-CBX-D	5.10%	#	01/12/2037	5,717,767
6,613,000	Series 2006-LDP9-AMS	5.34%		05/15/2047	6,596,400
2,085,157	Series 2007-LD11-AM	5.95%	#	06/15/2049	2,121,947
1,332,077	Series 2007-LDPX-AM	5.46%	#	01/15/2049	1,330,703
3,232,000	Series 2014-FRR1-A707	4.35%	^	01/27/2047	3,213,625
4,645,251	Series 2015-FL7-C (1 Month LIBOR USD + 2.85%, 2.85% Floor)	4.63%	^	05/15/2028	4,656,877
2,369,000	Series 2015-MAR7-D	5.23%	^	06/05/2032	2,364,949
2,362,198	Series 2016-ASH-B (1 Month LIBOR USD + 2.15%, 2.15% Floor)	3.93%	^	10/15/2034	2,367,366
1,333,959	Series 2016-ASH-C (1 Month LIBOR USD + 2.75%, 2.75% Floor)	4.53%	^	10/15/2034	1,338,257
39,843,513	Series 2016-JP4-XA	0.81%	# I/O	12/15/2049	1,713,088
3,776,000	Series 2016-WIKI-E	4.01%	#^	10/05/2031	3,678,359
3,472,000	Series 2016-WPT-E (1 Month LIBOR USD + 5.00%)	6.78%	^	10/15/2033	3,513,174

	JPMBB Commercial Mortgage Securities Trust,
2,009,000	Series 2013-C15-D	5.08%	#^	11/15/2045	1,953,028
6,552,038	Series 2014-C18-XA	0.96%	# I/O	02/15/2047	257,080
17,668,540	Series 2014-C21-XA	1.06%	# I/O	08/15/2047	884,544
500,000	Series 2014-C23-C	4.46%	#	09/15/2047	505,044
22,793,874	Series 2014-C25-XA	0.96%	# I/O	11/15/2047	1,005,005
1,303,000	Series 2014-C26-C	4.42%	#	01/15/2048	1,284,808
7,431,401	Series 2014-C26-XA	1.13%	# I/O	01/15/2048	340,119
1,000,000	Series 2015-C27-D	3.84%	#^	02/15/2048	803,248
8,469,177	Series 2015-C27-XA	1.35%	# I/O	02/15/2048	482,951
29,146,085	Series 2015-C29-XA	0.92%	# I/O	05/15/2048	956,003
30,293,906	Series 2015-C30-XA	0.67%	# I/O	07/15/2048	911,241
12,811,261	Series 2015-C31-XA	0.98%	# I/O	08/15/2048	644,526
25,240,761	Series 2015-C32-XA	1.47%	# I/O	11/15/2048	1,448,999
580,000	Series 2015-C33-C	4.62%	#	12/15/2048	587,195
53,025,476	Series 2016-C4-XA	0.84%	# I/O	12/15/2049	2,947,967

	LCCM,
10,000,000	Series 2017-LC26-C	4.71%	^	07/12/2050	9,868,602

	LSTAR Commercial Mortgage Trust,
11,764,499	Series 2016-4-XA	1.95%	#^ I/O	03/10/2049	856,605
99,391,092	Series 2017-5-X	1.23%	#^ I/O	03/10/2050	4,744,573

	Madison Avenue Trust,
300,000	Series 2013-650M-D	4.03%	#^	10/12/2032	301,817

	Merrill Lynch Mortgage Trust,
22,857	Series 2006-C1-AJ	5.43%	#	05/12/2039	22,892
5,172,000	Series 2007-C1-AM	5.81%	#	06/12/2050	5,223,301

	Morgan Stanley Bank of America Merrill Lynch Trust,
10,600,000	Series 2012-CKSV-CK	4.30%	^	10/15/2030	9,300,321
5,071,040	Series 2013-C12-XA	0.85%	# I/O	10/15/2046	124,206
16,895,460	Series 2013-C7-XA	1.39%	# I/O	02/15/2046	916,053
9,274,605	Series 2014-C14-XA	1.16%	# I/O	02/15/2047	322,761
500,000	Series 2014-C18-C	4.49%	#	10/15/2047	489,465
620,000	Series 2014-C19-C	4.00%		12/15/2047	595,923
120,000	Series 2015-C20-C	4.46%	#	02/15/2048	117,395
5,965,000	Series 2015-C20-D	3.07%	^	02/15/2048	4,616,247
2,000,000	Series 2015-C26-D	3.06%	^	10/15/2048	1,612,334
21,648,649	Series 2016-C28-XA	1.28%	# I/O	01/15/2049	1,551,680

	Morgan Stanley Capital Trust,
2,330,000	Series 2017-ASHF-D (1 Month LIBOR USD + 2.20%, 2.20% Floor)	3.98%	^	11/15/2034	2,342,794
3,494,000	Series 2017-ASHF-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	4.93%	^	11/15/2034	3,490,108
2,647,000	Series 2017-ASHF-F (1 Month LIBOR USD + 4.35%, 4.35% Floor)	6.13%	^	11/15/2034	2,665,386
2,680,000	Series 2017-CLS-E (1 Month LIBOR USD + 1.95%, 1.95% Floor)	3.73%	^	11/15/2034	2,694,444

74	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Morgan Stanley Capital Trust, (Cont.)
2,977,000	Series 2017-CLS-F (1 Month LIBOR USD + 2.60%, 2.60% Floor)	4.38%	^	11/15/2034	2,988,152

	Morgan Stanley Capital, Inc.,
184,216	Series 2007-HQ11-AJ	5.51%	#	02/12/2044	184,039
8,206	Series 2007-IQ16-AMA	6.12%	#	12/12/2049	8,199
821,000	Series 2014-CPT-E	3.45%	#^	07/13/2029	808,120
1,386,000	Series 2014-CPT-F	3.45%	#^	07/13/2029	1,358,883
1,466,000	Series 2014-CPT-G	3.45%	#^	07/13/2029	1,419,135
500,000	Series 2014-MP-D	3.69%	#^	08/11/2033	497,226
625,000	Series 2015-XLF1-D (1 Month LIBOR USD + 3.00%)	4.78%	^	08/14/2031	626,563
87,093,683	Series 2016-UB12-XA	0.82%	# I/O	12/15/2049	4,155,527
8,477,000	Series 2017-PRME-D (1 Month LIBOR USD + 3.40%, 3.40% Floor)	5.18%	^	02/15/2034	8,512,358

	Motel 6 Trust,
6,359,485	Series 2017-MTL6-D (1 Month LIBOR USD + 2.15%, 2.15% Floor)	3.93%	^	08/15/2034	6,404,445

	MSCG Trust,
1,403,000	Series 2016-SNR-C	5.21%	^	11/15/2034	1,407,504

	PFP Ltd.,
5,328,792	Series 2017-4-C (1 Month LIBOR USD + 2.25%, 2.25% Floor)	4.03%	^	07/14/2035	5,341,097

	RAIT Trust,
6,614,000	Series 2017-FL7-B (1 Month LIBOR USD + 1.60%, 1.60% Floor)	3.38%	^	06/15/2037	6,617,437

	Resource Capital Ltd.,
4,991,948	Series 2017-CRE5-B (1 Month LIBOR USD + 2.00%)	3.79%	^	07/15/2034	4,996,281

	RRX Trust,
7,250,000	Series 2014-1A-A	0.00%	^ P/O	08/26/2044	7,228,293

	Sutherland Commercial Mortgage Loans LLC,
1,852,058	Series 2015-SBC4-A	4.00%	^	06/25/2039	1,841,767

	Tharaldson Hotel Portfolio Trust,
10,402,000	Series 2018-THL-E (1 Month LIBOR USD + 3.18%, 3.10% Floor)	4.92%	^	11/11/2034	10,463,155

	UBS Commercial Mortgage Trust,
2,034,000	Series 2017-C1-XB	0.90%	# I/O	06/15/2050	148,800
6,009,000	Series 2018-C8-C	4.71%	#	02/15/2051	5,993,950
87,806,574	Series 2018-C8-XA	0.90%	# I/O	02/15/2051	5,979,074

	UBS-Barclays Commercial Mortgage Trust,
3,088,000	Series 2013-C6-D	4.32%	#^	04/10/2046	2,759,576

	UBS-Citigroup Commercial Mortgage Trust,
5,929,000	Series 2011-C1-D	6.05%	#^	01/10/2045	6,292,505

	Wachovia Bank Commercial Mortgage Trust,
2,810,289	Series 2006-C25-F	5.19%	#	05/15/2043	2,802,743
486,105	Series 2006-C26-AM	6.00%	#	06/15/2045	487,380
242,311	Series 2006-C27-AJ	5.83%	#	07/15/2045	243,029
392,871	Series 2006-C28-AJ	5.63%	#	10/15/2048	397,444
10,000,000	Series 2006-C28-C	5.69%	#	10/15/2048	10,079,117
2,288,666	Series 2007-C31-AJ	5.66%	#	04/15/2047	2,326,497
766,839	Series 2007-C33-AM	6.01%	#	02/15/2051	787,352

	Wells Fargo Commercial Mortgage Trust,
1,900,000	Series 2014-LC16-D	3.94%	^	08/15/2050	1,568,176
540,000	Series 2014-LC18-B	3.96%		12/15/2047	542,206
13,160,540	Series 2015-C27-XA	0.91%	# I/O	02/15/2048	639,573
55,752,067	Series 2015-C30-XA	0.95%	# I/O	09/15/2058	2,994,940
2,000,000	Series 2015-C31-C	4.61%	#	11/15/2048	2,032,804
21,802,742	Series 2015-C31-XA	1.09%	# I/O	11/15/2048	1,323,082

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Wells Fargo Commercial Mortgage Trust, (Cont.)
32,301,378	Series 2015-NXS2-XA	0.77%	# I/O	07/15/2058	1,176,936

	Wells Fargo Commercial Mortgage Trust,
1,340,000	Series 2015-NXS3-C	4.64%	#	09/15/2057	1,314,498
1,150,000	Series 2015-NXS4-E	3.60%	#^	12/15/2048	851,908
1,443,000	Series 2016-C32-C	4.72%	#	01/15/2059	1,431,932
15,127,934	Series 2016-C33-XA	1.80%	# I/O	03/15/2059	1,460,454
25,752,056	Series 2016-LC24-XA	1.73%	# I/O	10/15/2049	2,660,241
77,636,915	Series 2017-C38-XA	1.09%	# I/O	07/15/2050	5,727,469
16,315,703	Series 2017-RC1-XA	1.56%	# I/O	01/15/2060	1,583,462
4,517,000	Series 2018-BXI-E (1 Month LIBOR USD + 2.16%)	3.93%	^	12/15/2036	4,514,916

	WF-RBS Commercial Mortgage Trust,
2,218,000	Series 2012-C6-D	5.58%	#^	04/15/2045	2,166,821
3,897,502	Series 2012-C9-D	4.80%	#^	11/15/2045	3,704,571
3,657,611	Series 2014-C19-XA	1.12%	# I/O	03/15/2047	165,248
9,524,500	Series 2014-C21-XA	1.11%	# I/O	08/15/2047	464,336
29,276,782	Series 2016-NXS6-XA	1.65%	# I/O	11/15/2049	2,728,204

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $586,030,814)				573,436,734

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 10.9%

	Ajax Mortgage Loan Trust,
7,459,341	Series 2016-B-A	4.00%	^§	09/25/2065	7,506,115

	Alternative Loan Trust,
10,818,445	Series 2005-49CB-A6	5.50%		11/25/2035	10,250,913
12,932,011	Series 2005-62-1A1 (1 Month LIBOR USD + 0.30%, 0.30% Floor)	2.17%		12/25/2035	11,620,805
10,970,756	Series 2007-HY9-A2 (1 Month LIBOR USD + 0.27%, 0.27% Floor)	2.14%		08/25/2047	9,594,501

	Banc of America Funding Corporation,
1,750,000	Series 2005-B-3M1 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 11.00% Cap)	2.27%		04/20/2035	1,662,054
3,503,603	Series 2006-7-T2A1	5.88%	#	10/25/2036	3,227,782

	Banc of America Mortgage Securities Trust,
9,407,735	Series 2007-3-1A1	6.00%		09/25/2037	9,150,565

	Bayview Opportunity Master Fund Trust,
5,590,940	Series 2017-RN6-A1	3.10%	^§	08/28/2032	5,572,334

	BCAP LLC Trust,
2,838,747	Series 2012-RR1-3A4	5.50%	#^	10/26/2035	2,729,244

	CIM Trust,
12,380,492	Series 2016-3RR-B2 (1 Month LIBOR USD + 2.50%)	4.16%	^	02/25/2056	12,801,760

	Citicorp Residential Mortgage Securities, Inc.,
1,111,885	Series 2007-1-A4	5.48%	ß	03/25/2037	1,154,019

	CitiMortgage Alternative Loan Trust,
1,644,661	Series 2007-A5-1A10	5.75%		05/25/2037	1,563,288

	COLT Mortgage Loan Trust,
31,741,589	Series 2018-1-A1	2.93%	#^	02/25/2048	31,819,658

	Countrywide Alternative Loan Trust,
102,215	Series 2004-33-1A1	3.85%	#	12/25/2034	104,746
759,440	Series 2005-23CB-A15	5.50%		07/25/2035	720,833
2,691,388	Series 2005-28CB-1A6	5.50%		08/25/2035	2,613,674
2,760,324	Series 2006-J6-A5	6.00%		09/25/2036	2,431,734
552,044	Series 2007-15CB-A7	6.00%		07/25/2037	503,744

	Countrywide Home Loans,
1,806,259	Series 2005-10-A2	5.50%		05/25/2035	1,695,873
1,020,942	Series 2007-14-A15	6.50%		09/25/2037	956,464

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	75

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Credit Suisse First Boston Mortgage Securities Corporation,
6,606	Series 2004-8-6A1	4.50%		12/25/2019	6,657
2,888,988	Series 2005-11-2A1	6.00%		12/25/2035	2,774,426
119,064	Series 2005-11-8A5	6.00%		12/25/2035	117,304
1,174,853	Series 2005-9-5A9	5.50%		10/25/2035	1,062,568

	Credit Suisse Mortgage Capital Certificates,
1,000,000	Series 2011-12R-3A5	3.57%	#^Þ	07/27/2036	1,002,009
872,589	Series 2011-5R-6A9	3.48%	#^	11/27/2037	882,841

	Credit Suisse Mortgage Trust,
9,101,209	Series 2017-1A-A	4.50%	^	03/25/2021	9,143,019
10,639,733	Series 2017-6R1-A1 (1 Month LIBOR USD + 2.55%)	3.21%	^	03/06/2047	10,756,986

	Deephaven Residential Mortgage Trust,
4,922,934	Series 2017-1A-A1	2.73%	#^	12/26/2046	4,870,017

	Deutsche Mortgage & Asset Receiving Corporation,
743,616	Series 2014-RS1-1A2	6.97%	#^Þ	07/27/2037	673,632

	Deutsche Securities, Inc.,
1,017,039	Series 2006-AB4-A1A	6.01%	#	10/25/2036	967,488

	Ellington Financial Mortgage Trust,
3,931,615	Series 2017-1-A1	2.69%	#^	10/25/2047	3,941,254
4,033,756	Series 2017-1-A2	2.74%	#^	10/25/2047	4,043,703
2,805,633	Series 2017-1-A3	2.84%	#^	10/25/2047	2,812,529

	FirstKey Mortgage Trust,
5,869,270	Series 2014-1-A8	3.50%	#^	11/25/2044	5,829,864

	GCAT LLC,
15,231,307	Series 2017-2-A1	3.50%	^§	04/25/2047	15,167,882
3,212,067	Series 2017-3-A1	3.35%	^§	04/25/2047	3,201,232
3,338,139	Series 2017-4-A1	3.23%	^§	05/25/2022	3,323,668
7,007,762	Series 2017-5-A1	3.23%	^§	07/25/2047	6,984,539

	GMACM Mortgage Loan Trust,
123,793	Series 2005-J1-A6	6.00%		12/25/2035	120,088

	GSR Mortgage Loan Trust,
2,419	Series 2004-2F-14A1	5.50%		09/25/2019	2,438
688,632	Series 2006-2F-3A4	6.00%		02/25/2036	576,828

	Home Equity Mortgage Trust,
51,553	Series 2003-6-M2 (1 Month LIBOR USD + 2.20%, 1.70% Floor)	4.07%		03/25/2034	51,459

	HSI Asset Loan Obligation Trust,
265,058	Series 2006-2-1A1	6.00%		12/25/2036	177,348

	Impac Secured Assets Trust,
1,115,429	Series 2006-5-1A1C (1 Month LIBOR USD + 0.27%, 0.27% Floor, 11.50% Cap)	2.14%		02/25/2037	954,396

	IndyMac Mortgage Loan Trust,
2,213,286	Series 2006-AR5-2A1	3.49%	#	05/25/2036	2,009,998

	JP Morgan Alternative Loan Trust 2007-S1,
12,692,479	Series 2007-S1-A2 (1 Month LIBOR USD + 0.34%, 0.34% Floor, 11.50% Cap)	2.21%		04/25/2047	12,110,108

	Legacy Mortgage Asset Trust,
19,107,932	Series 2017-GS1-A1	3.50%	^§	01/25/2057	18,846,971

	Lehman Mortgage Trust,
358,816	Series 2006-1-1A3	5.50%		02/25/2036	313,617

	Lehman XS Trust,
10,129	Series 2005-6-3A2B	5.42%	ß	11/25/2035	10,140

	MASTR Adjustable Rate Mortgages Trust,
216,699	Series 2006-2-2A1	3.70%	#	04/25/2036	200,127

	Merrill Lynch Alternative Note Asset Trust,
538,298	Series 2007-F1-2A6	6.00%		03/25/2037	435,630

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Merrill Lynch Mortgage Investors Trust,
2,004,934	Series 2006-AF1-AF2C	6.25%		08/25/2036	1,638,946

	Morgan Stanley Capital Trust,
29,626,403	Series 2006-HE3-A2D (1 Month LIBOR USD + 0.25%, 0.25% Floor)	2.12%		04/25/2036	27,913,221

	Morgan Stanley Mortgage Loan Trust,
413,649	Series 2006-2-7A1	5.46%	#	02/25/2036	367,787

	Nationstar HECM Loan Trust,
17,000,000	Series 2017-2A-M1	2.82%	#^	09/25/2027	16,931,218
3,500,000	Series 2018-1A-M2	3.47%	#^	02/25/2028	3,504,361
5,500,000	Series 2018-1A-M3	3.79%	#^	02/25/2028	5,506,859

	New Residential Mortgage Loan Trust,
10,572,910	Series 2017-RPL1-A1	3.60%	^§	04/25/2022	10,677,074

	Oak Hill Advisors Residential Loan Trust,
14,000,758	Series 2017-NPL1-A1	3.00%	^§	06/25/2057	13,953,685
14,269,118	Series 2017-NPL2-A1	3.00%	^§	07/25/2057	14,187,709

	Preston Ridge Partners Mortgage Trust,
13,163,237	Series 2017-2A-A1	3.47%	^§	09/25/2022	13,146,337

	Pretium Mortgage Credit Partners LLC,
14,655,211	Series 2017-NPL1-A1	3.50%	^§	04/29/2032	14,678,745
17,057,718	Series 2017-NPL3-A1	3.25%	^§	06/29/2032	17,015,077

	RCO Trust,
5,831,520	Series 2016-SFR1-A	3.75%	#^	11/25/2051	5,850,397
6,430,173	Series 2017-INV1-A	3.20%	#^	11/25/2052	6,490,012
3,636,834	Series 2017-INV1-M1	3.90%	#^	11/25/2052	3,665,973

	Residential Accredit Loans, Inc.,
1,293,328	Series 2006-QS12-2A3	6.00%		09/25/2036	1,231,786
1,771,268	Series 2007-QS9-A33	6.50%		07/25/2037	1,628,899

	Residential Asset Securitization Trust,
942,354	Series 2006-A2-A11	6.00%		01/25/2046	717,368

	SG Mortgage Securities Trust,
6,868,193	Series 2017-1-A1	3.71%	#^	04/25/2047	6,814,357

	Shellpoint Co-Originator Trust,
4,011,048	Series 2016-1-1A10	3.50%	#^	11/25/2046	4,029,916

	Soundview Home Loan Trust,
5,384,402	Series 2007-OPT3-2A3 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	2.05%		08/25/2037	5,259,330

	Structured Adjustable Rate Mortgage Loan Trust,
7,885,457	Series 2005-22-4A1	3.73%	#	12/25/2035	7,591,177

	Structured Asset Securities Corporation,
1,628,563	Series 2005-16-1A2	5.50%		09/25/2035	1,633,425

	Towd Point Mortgage Trust,
2,787,034	Series 2015-2-1A13	2.50%	#^	11/25/2060	2,747,170

	US Residential Opportunity Fund Trust,
7,548,134	Series 2017-1III-A	3.35%	^§	11/27/2037	7,547,579

	Velocity Commercial Capital Loan Trust,
1,067,561	Series 2015-1-AFL (1 Month LIBOR USD + 2.43%, 2.43% Floor)	4.30%	^	06/25/2045	1,080,029
2,768,918	Series 2016-1-AFX	3.53%	#^	04/25/2046	2,759,874

	Verus Securitization Trust,
10,981,974	Series 2018-1-A1	2.93%	#^	02/25/2048	10,998,267

	VOLT LLC,
5,991,671	Series 2017-NPL1-A1	3.50%	^§	02/25/2047	5,993,204
11,592,782	Series 2017-NPL3-A1	3.50%	^§	03/25/2047	11,623,628
12,140,487	Series 2017-NPL4-A1	3.38%	^§	04/25/2047	12,145,433
5,448,456	Series 2017-NPL5-A1	3.38%	^§	05/28/2047	5,452,954
8,365,832	Series 2017-NPL6-A1	3.25%	^§	05/25/2047	8,347,866
12,461,681	Series 2017-NPL7-A1	3.25%	^§	06/25/2047	12,439,841
12,373,275	Series 2017-NPL8-A1	3.13%	^§	06/25/2047	12,340,484
19,130,817	Series 2017-NPL9-A1	3.13%	^§	09/25/2047	19,073,669

76	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	WaMu Mortgage Pass-Through Certificates Trust,
7,815,584	Series 2006-AR10-2A1	3.40%	#	09/25/2036	7,374,817

	Washington Mutual Mortgage Pass-Through Certificates,
169,835	Series 2006-5-1A5	6.00%		07/25/2036	156,253

	Wells Fargo Alternative Loan Trust,
1,843,552	Series 2007-PA5-1A1	6.25%		11/25/2037	1,795,913

	Wells Fargo Mortgage Backed Securities Trust,
5,190,628	Series 2007-11-A85	6.00%		08/25/2037	5,067,289
7,256,228	Series 2007-13-A7	6.00%		09/25/2037	7,315,243

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $549,166,687)				549,744,044

US CORPORATE BONDS 6.2%
4,302,000	AbbVie, Inc.	1.80%		05/14/2018	4,298,986
5,459,000	Amazon.com, Inc.	2.60%		12/05/2019	5,460,332
1,980,000	Amazon.com, Inc.	1.90%	^	08/21/2020	1,939,497
1,390,000	American Electric Power Company	2.15%		11/13/2020	1,360,487
8,525,000	American Express Company (3 Month LIBOR USD + 0.65%)	2.61%		02/27/2023	8,503,445
2,740,000	American Honda Finance Corporation	1.95%		07/20/2020	2,681,934
8,115,000	Amgen, Inc.	2.20%		05/11/2020	8,003,610
4,065,000	Analog Devices, Inc.	2.95%		01/12/2021	4,053,585
4,935,000	Anthem, Inc.	2.50%		11/21/2020	4,853,706
7,720,000	AT&T, Inc.	2.80%		02/17/2021	7,648,274
4,165,000	Bank of America Corporation (3 Month LIBOR USD + 0.79%)	2.81%		03/05/2024	4,147,603
4,580,000	BAT Capital Corporation	2.30%	^	08/14/2020	4,492,405
1,750,000	Berkshire Hathaway Finance Corporation	1.70%		03/15/2019	1,738,206
6,105,000	Berkshire Hathaway Finance Corporation	1.30%		08/15/2019	5,995,113
4,078,000	Boston Properties LP	5.88%		10/15/2019	4,236,189
7,860,000	Capital One Financial Corporation	2.40%		10/30/2020	7,708,027
7,390,000	Cardinal Health, Inc.	1.95%		06/14/2019	7,311,474
1,925,000	Caterpillar Financial Services Corporation	1.70%		06/16/2018	1,922,506
5,285,000	Caterpillar Financial Services Corporation	2.10%		01/10/2020	5,225,690
8,255,000	Celgene Corporation	2.88%		08/15/2020	8,225,857
7,725,000	Cintas Corporation	2.90%		04/01/2022	7,609,214
4,766,000	Citigroup, Inc.	2.05%		12/07/2018	4,748,975
5,085,000	Citigroup, Inc. (3 Month LIBOR USD + 0.96%)	2.71%		04/25/2022	5,117,187
7,575,000	Consolidated Edison, Inc.	2.00%		03/15/2020	7,449,435
385,000	Consolidated Edison, Inc.	2.00%		05/15/2021	372,014
7,825,000	CVS Health Corporation	2.80%		07/20/2020	7,779,636
3,295,000	Daimler Finance North America LLC	2.25%	^	03/02/2020	3,243,822
4,395,000	Daimler Finance North America LLC	2.30%	^	02/12/2021	4,287,609
2,090,000	Enterprise Products Operating LLC	2.80%		02/15/2021	2,068,261
7,445,000	EQT Corporation	2.50%		10/01/2020	7,284,965
6,735,000	General Mills, Inc.	2.20%		10/21/2019	6,644,963
5,715,000	General Motors Financial Company	2.65%		04/13/2020	5,647,886
2,065,000	General Motors Financial Company	3.20%		07/06/2021	2,048,304
1,422,000	Goldman Sachs Group, Inc.	2.90%		07/19/2018	1,424,138

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
5,275,000	Goldman Sachs Group, Inc.	2.30%		12/13/2019	5,220,228
7,598,000	JP Morgan Chase & Company	2.25%		01/23/2020	7,506,862
7,265,000	Kinder Morgan, Inc.	3.05%		12/01/2019	7,249,373
7,085,000	Kroger Company	6.15%		01/15/2020	7,476,319
4,950,000	McKesson Corporation	2.28%		03/15/2019	4,924,541
3,354,000	Molson Coors Brewing Company	1.45%		07/15/2019	3,292,866
7,830,000	Morgan Stanley (3 Month LIBOR USD + 0.93%)	2.67%		07/22/2022	7,863,360
8,035,000	MUFG Americas Holdings Corporation	2.25%		02/10/2020	7,912,999
1,743,000	National Rural Utilities Cooperative Finance Corporation	2.30%		11/15/2019	1,731,886
563,000	Newell Brands, Inc.	2.60%		03/29/2019	560,553
7,191,000	Newell Brands, Inc.	3.15%		04/01/2021	7,128,624
7,785,000	Northrop Grumman Corporation	2.08%		10/15/2020	7,621,559
3,495,000	PNC Bank NA	2.45%		11/05/2020	3,441,785
3,500,000	PNC Funding Corporation	4.38%		08/11/2020	3,605,681
6,085,000	Prudential Financial, Inc.	7.38%		06/15/2019	6,410,778
3,235,000	Reynolds American, Inc.	3.25%		06/12/2020	3,236,602
20,000,000	SBA Tower Trust	3.17%	^	04/11/2022	19,816,018
7,895,000	Sherwin-Williams Company	2.25%		05/15/2020	7,766,986
5,476,000	Simon Property Group LP	2.20%		02/01/2019	5,457,059
1,510,000	Southern Company	2.45%		09/01/2018	1,508,464
6,661,000	Southern Company	1.85%		07/01/2019	6,573,000
2,200,000	Thermo Fisher Scientific, Inc.	3.60%		08/15/2021	2,221,118
3,784,000	TIAA Asset Management Finance Company LLC	2.95%	^	11/01/2019	3,775,760
4,695,000	United Technologies Corporation	1.50%		11/01/2019	4,607,250
3,185,000	United Technologies Corporation	1.90%		05/04/2020	3,121,171
2,875,000	WellPoint, Inc.	2.30%		07/15/2018	2,872,731
2,275,000	Wells Fargo & Company	2.15%		01/30/2020	2,239,792
5,485,000	Wells Fargo & Company	2.60%		01/15/2021	5,409,727

	Total US Corporate Bonds (Cost $320,184,847)				316,086,427

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 3.2%

	Federal Home Loan Mortgage Corporation,
2,023,740	Pool G0-8626	3.00%		02/01/2045	1,982,054
2,146,831	Pool G0-8631	3.00%		03/01/2045	2,102,028
18,550,570	Pool G1-8660	3.50%		09/01/2032	18,933,888
1,056,474	Pool U7-9016	2.50%		05/01/2028	1,035,567
706,574	Series 3417-SM (-1 x 1 Month LIBOR USD + 6.28%, 6.28% Cap)	4.50%	I/F I/O	02/15/2038	110,648
13,904,694	Series 4060-QA	1.50%		09/15/2026	13,481,158
10,423,485	Series 4125-FA (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	2.13%		11/15/2042	10,426,698
1,983,527	Series 4471-GA	3.00%		02/15/2044	1,966,640

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	77

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	March 31, 2018

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
19,319,170	Series 4734-A	3.00%		07/15/2042	19,262,175
22,558,908	Series 4738-LA	3.00%		11/15/2043	22,334,548

	Federal Home Loan Mortgage Corporation Pass-Thru,
33,301,243	Series K722-X1	1.31%	# I/O	03/25/2023	1,756,571

	Federal National Mortgage Association,
1,189,339	Series 2012-134-FT (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	2.22%		12/25/2042	1,188,776
4,337,635	Series 2012-32-DA	2.00%		11/25/2026	4,238,157
5,132,793	Series 2014-66-QE	2.00%		01/25/2040	5,059,932
5,935,455	Series 2015-59-A	3.00%		06/25/2041	5,896,231
3,548,017	Series 2015-9-HA	3.00%		01/25/2045	3,531,438
8,982,380	Series 2016-72-PA	3.00%		07/25/2046	8,822,202
9,260,960	Series 2017-13-ML	3.00%		08/25/2041	9,207,313
8,934,446	Series 2017-2-HA	3.00%		09/25/2041	8,859,146
8,367,536	Series 2017-4-CH	3.00%		06/25/2042	8,356,339

	Federal National Mortgage Association Pass-Thru,
1,072,437	Pool AL3797	2.50%		06/01/2028	1,051,255
2,973,110	Pool AS4645	3.00%		03/01/2045	2,910,764
594,075	Pool MA1200	3.00%		10/01/2032	591,960
5,261,121	Pool MA2270	3.00%		05/01/2045	5,102,223

	Government National Mortgage Association,
4,857,945	Series 2017-116-FB (1 Month LIBOR USD + 0.25%, 0.25% Floor, 6.50% Cap)	2.07%		05/20/2044	4,862,366

	Total US Government and Agency Mortgage Backed Obligations (Cost $164,754,491)				163,070,077

US GOVERNMENT AND AGENCY OBLIGATIONS 7.9%
115,979,505	United States Treasury Inflation Indexed Bonds	1.38%		07/15/2018	117,167,239
114,600,000	United States Treasury Notes	2.00%		08/31/2021	112,873,520
137,400,000	United States Treasury Notes	2.13%	‡	09/30/2021	135,820,407
33,000,000	United States Treasury Notes	1.88%		01/31/2022	32,249,426

	Total US Government and Agency Obligations (Cost $404,048,841)				398,110,592

AFFILIATED MUTUAL FUNDS 3.0%
14,960,120	DoubleLine Ultra Short Bond Fund (Class I)				150,050,000

	Total Affiliated Mutual Funds (Cost $150,000,000)				150,050,000

EXCHANGE TRADED FUNDS AND COMMON STOCKS 0.0%
4,745	Frontera Energy Corporation*				132,625

	Total Exchange Traded Funds and Common Stocks (Cost $852,503)				132,625

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 17.4%
162,594,314	BlackRock Liquidity Funds FedFund - Institutional Shares	1.53%	♦		162,594,314
162,594,313	Fidelity Institutional Money Market Government Portfolio - Class I	1.47%	♦		162,594,313
159,881,007	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	1.56%	♦		159,881,007
56,400,000	United States Treasury Bills	0.00%		04/19/2018	56,356,621
80,700,000	United States Treasury Bills	0.00%		05/17/2018	80,534,902
96,900,000	United States Treasury Bills	0.00%		06/07/2018	96,605,676
162,200,000	United States Treasury Bills	0.00%		08/16/2018	161,073,381

	Total Short Term Investments (Cost $879,665,855)				879,640,214

	Total Investments 96.8% (Cost $4,924,352,657)				4,896,141,506
	Other Assets in Excess of Liabilities 3.2%				160,121,749

	NET ASSETS 100.0%				$5,056,263,255

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Short Term Investments	17.4%
Collateralized Loan Obligations	12.9%
Non-Agency Commercial Mortgage Backed Obligations	11.3%
Non-Agency Residential Collateralized Mortgage Obligations	10.9%
Foreign Corporate Bonds	8.4%
Bank Loans	7.9%
US Government and Agency Obligations	7.9%
US Corporate Bonds	6.2%
Asset Backed Obligations	6.1%
US Government and Agency Mortgage Backed Obligations	3.2%
Affiliated Mutual Funds	3.0%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.6%
Exchange Traded Funds and Common Stocks	0.0%	~
Other Assets and Liabilities	3.2%

	100.0%

78	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2018

INVESTMENT BREAKDOWN as a % of Net Assets:
Short Term Investments	17.4%
Collateralized Loan Obligations	12.9%
Non-Agency Commercial Mortgage Backed Obligations	11.3%
Non-Agency Residential Collateralized Mortgage Obligations	10.9%
US Government and Agency Obligations	7.9%
Asset Backed Obligations	6.1%
Banking	5.6%
US Government and Agency Mortgage Backed Obligations	3.2%
Affiliated Mutual Funds	3.0%
Energy	2.2%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.6%
Telecommunications	1.6%
Healthcare	1.5%
Electronics/Electric	1.1%
Business Equipment and Services	1.1%
Pharmaceuticals	0.9%
Utilities	0.9%
Insurance	0.6%
Transportation	0.6%
Automotive	0.6%
Industrial Equipment	0.6%
Leisure	0.5%
Media	0.4%

INVESTMENT BREAKDOWN as a % of Net Assets: (Cont.)
Aerospace & Defense	0.4%
Technology	0.3%
Food Products	0.3%
Chemicals/Plastics	0.3%
Consumer Products	0.3%
Retailers (other than Food/Drug)	0.3%
Hotels/Motels/Inns and Casinos	0.2%
Real Estate	0.2%
Containers and Glass Products	0.2%
Construction	0.2%
Pulp & Paper	0.2%
Conglomerates	0.2%
Beverage and Tobacco	0.2%
Diversified Manufacturing	0.2%
Food/Drug Retailers	0.2%
Finance	0.2%
Commercial Services	0.1%
Food Service	0.1%
Building and Development (including Steel/Metals)	0.1%
Cosmetics/Toiletries	0.1%
Chemical Products	0.0%	~
Other Assets and Liabilities	3.2%

	100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2018, the value of these securities amounted to $1,787,107,858 or 35.3% of net assets.

#	Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of March 31, 2018.

Þ	Value determined using significant unobservable inputs.

I/O	Interest only security

P/O	Principal only security

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

*	Non-income producing security

♦	Seven-day yield as of March 31, 2018

ß	The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of March 31, 2018.

§	The interest rate will step up if the issuer does not redeem the bond by an expected redemption date. The interest rate shown is the rate in effect as of March 31, 2018.

†	Perpetual Maturity

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

&	Unfunded or partially unfunded loan commitment. At March 31, 2018, the value of these securities amounted to $2,731,263 or 0.1% of net assets.

~	Represents less than 0.05% of net assets.

‡	All or a portion of security has been pledged as collateral in connection with swaps.

Total Return Swaps
Reference Entity	Counterparty	Long/ Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation) / Value
Shiller Barclays CAPE® US Sector ER USD Index«	Barclays Capital, Inc.	Long	0.47%	Termination	04/05/2018	64,000,000	$(1,230,943)
Shiller Barclays CAPE® US Sector ER II USD Index¤	Bank of America Merrill Lynch	Long	0.43%	Termination	04/10/2018	100,000,000	9,961,296
Shiller Barclays CAPE® US Sector ER II USD Index¤	BNP Paribas	Long	0.43%	Termination	04/11/2018	100,000,000	10,687,014
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	Long	0.40%	Termination	04/12/2018	100,000,000	10,159,545
Shiller Barclays CAPE® US Sector ER II USD Index¤	Bank of America Merrill Lynch	Long	0.43%	Termination	04/24/2018	100,000,000	10,427,996
Shiller Barclays CAPE® US Sector ER II USD Index¤	BNP Paribas	Long	0.43%	Termination	04/25/2018	100,000,000	9,866,960
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	Long	0.40%	Termination	04/26/2018	100,000,000	11,929,072
Shiller Barclays CAPE® US Sector ER II USD Index¤	Bank of America Merrill Lynch	Long	0.43%	Termination	05/15/2018	100,000,000	9,149,830
Shiller Barclays CAPE® US Sector ER II USD Index¤	BNP Paribas	Long	0.43%	Termination	05/16/2018	100,000,000	11,016,610
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	Long	0.40%	Termination	05/17/2018	100,000,000	8,253,805
Shiller Barclays CAPE® US Sector ER II USD Index¤	BNP Paribas	Long	0.43%	Termination	05/30/2018	100,000,000	8,224,887
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	Long	0.40%	Termination	05/31/2018	100,000,000	7,808,291
Shiller Barclays CAPE® US Sector ER II USD Index¤	Bank of America Merrill Lynch	Long	0.43%	Termination	06/12/2018	100,000,000	6,338,863

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	79

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	March 31, 2018

Reference Entity	Counterparty	Long/ Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation) / Value
Shiller Barclays CAPE® US Sector ER II USD Index¤	BNP Paribas	Long	0.43%	Termination	06/13/2018	100,000,000	$7,159,631
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	Long	0.40%	Termination	06/14/2018	100,000,000	6,794,183
Shiller Barclays CAPE® US Sector ER II USD Index¤	BNP Paribas	Long	0.43%	Termination	06/27/2018	100,000,000	5,920,636
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	Long	0.40%	Termination	07/12/2018	80,000,000	5,935,636
Shiller Barclays CAPE® US Sector ER II USD Index¤	Bank of America Merrill Lynch	Long	0.43%	Termination	07/24/2018	50,000,000	3,056,652
Shiller Barclays CAPE® US Sector ER II USD Index¤	BNP Paribas	Long	0.43%	Termination	07/25/2018	100,000,000	6,756,221
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	Long	0.40%	Termination	07/26/2018	100,000,000	6,667,075
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	Long	0.40%	Termination	08/16/2018	100,000,000	4,873,997
Shiller Barclays CAPE® US Sector ER II USD Index¤	BNP Paribas	Long	0.43%	Termination	08/29/2018	100,000,000	4,986,596
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	Long	0.40%	Termination	08/30/2018	100,000,000	5,387,817
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	Long	0.40%	Termination	09/13/2018	100,000,000	4,938,807
Shiller Barclays CAPE® US Sector ER II USD Index¤	BNP Paribas	Long	0.43%	Termination	09/26/2018	50,000,000	2,875,442
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	Long	0.40%	Termination	09/27/2018	100,000,000	4,357,226
Shiller Barclays CAPE® US Sector ER II USD Index¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	10/30/2018	100,000,000	5,404,762
Shiller Barclays CAPE® US Sector ER II USD Index¤	BNP Paribas	Long	0.43%	Termination	10/31/2018	60,000,000	3,274,607
Shiller Barclays CAPE® US Sector ER II USD Index¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	11/13/2018	100,000,000	3,842,329
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	Long	0.40%	Termination	11/15/2018	70,000,000	2,641,178
Shiller Barclays CAPE® US Sector ER II USD Index¤	BNP Paribas	Long	0.43%	Termination	11/28/2018	100,000,000	3,716,639
Shiller Barclays CAPE® US Sector ER II USD Index¤	BNP Paribas	Long	0.43%	Termination	12/12/2018	100,000,000	949,183
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	Long	0.40%	Termination	12/13/2018	40,000,000	4,854
Shiller Barclays CAPE® US Sector ER II USD Index¤	Bank of America Merrill Lynch	Long	0.43%	Termination	01/08/2019	50,000,000	(582,423)
Shiller Barclays CAPE® US Sector ER II USD Index¤	BNP Paribas	Long	0.43%	Termination	01/09/2019	100,000,000	(975,508)
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	Long	0.40%	Termination	01/10/2019	100,000,000	(983,646)
Shiller Barclays CAPE® US Sector ER II USD Index¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	01/15/2019	100,000,000	(2,722,511)
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	Long	0.40%	Termination	01/24/2019	50,000,000	(2,145,089)
Shiller Barclays CAPE® US Sector ER II USD Index¤	Bank of America Merrill Lynch	Long	0.43%	Termination	01/29/2019	100,000,000	(6,649,617)
Shiller Barclays CAPE® US Sector ER II USD Index¤	BNP Paribas	Long	0.43%	Termination	01/30/2019	100,000,000	(6,603,325)
Shiller Barclays CAPE® US Sector ER II USD Index¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	02/12/2019	100,000,000	(6,711,838)
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	Long	0.40%	Termination	02/14/2019	100,000,000	(6,763,407)
Shiller Barclays CAPE® US Sector ER II USD Index¤	Bank of America Merrill Lynch	Long	0.43%	Termination	02/26/2019	100,000,000	(3,133,746)
Shiller Barclays CAPE® US Sector ER II USD Index¤	BNP Paribas	Long	0.43%	Termination	02/27/2019	100,000,000	(2,826,894)
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	Long	0.40%	Termination	02/28/2019	100,000,000	(2,985,927)
Shiller Barclays CAPE® US Sector ER II USD Index¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	03/12/2019	100,000,000	(4,292,142)
Shiller Barclays CAPE® US Sector ER II USD Index¤	Bank of America Merrill Lynch	Long	0.43%	Termination	03/26/2019	50,000,000	(2,376,502)
Shiller Barclays CAPE® US Sector ER II USD Index¤	BNP Paribas	Long	0.43%	Termination	03/27/2019	100,000,000	(4,293,107)
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	Long	0.40%	Termination	03/28/2019	50,000,000	(2,375,762)
Shiller Barclays CAPE® US Sector ER II USD Index¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	04/09/2019	100,000,000	(4,521,049)
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	Long	0.40%	Termination	04/11/2019	100,000,000	(4,095,977)
Shiller Barclays CAPE® US Sector ER II USD Index¤	BNP Paribas	Long	0.43%	Termination	04/24/2019	100,000,000	1,156,841
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	Long	0.40%	Termination	04/25/2019	100,000,000	—
Shiller Barclays CAPE® US Sector ER II USD Index¤	Bank of America Merrill Lynch	Long	0.43%	Termination	04/30/2019	100,000,000	1,131,169

							$139,386,237

«	Shiller Barclays CAPE® US Sector ER USD Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each U.S. equity sector is represented by an exchange-traded fund of equity securities of companies in the relevant sector. Information on the sector constituents as of March 31, 2018, is available on the Barclays Capital, Inc. website at https://indices.barclays/IM/12/en/indices/details.app;ticker=BXIICSEU.

¤	Shiller Barclays CAPE® US Sector ER II USD Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each U.S. equity sector is represented by an index of equity securities of companies in the relevant sector. Information on the sector constituents as of March 31, 2018, is available on the Barclays Capital, Inc. website at https://indices.barclays/IM/12/en/indices/details.app;ticker=BXIICS2E.

A summary of the DoubleLine Shiller Enhanced CAPE®’s investments in affiliated mutual funds for the year ended March 31, 2018 is as follows:

Fund	Value at March 31, 2017	Gross Purchases	Gross Sales	Shares Held at March 31, 2018	Value at March 31, 2018	Change in Unrealized for the Year Ended March 31, 2018	Dividend Income Earned in the Year Ended March 31, 2018	Net Realized Gain (Loss) in the Year Ended March 31, 2018
DoubleLine Ultra Short Bond Fund (Class I)	$—	$150,000,000	$—	14,960,120	$150,050,000	$50,000	$1,298,692	$—

80	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Flexible Income Fund	March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 3.7%

	Arcadia Receivables Credit Trust,
298,429	Series 2017-1-A	3.25%	^	06/15/2023	299,741

	Citi Held For Asset Issuance,
618,397	Series 2015-PM1-C	5.01%	^	12/15/2021	621,273

	Coinstar Funding LLC,
1,985,000	Series 2017-1A-A2	5.22%	^	04/25/2047	2,041,098

	Colony Starwood Homes Trust,
1,000,000	Series 2016-2A-D (1 Month LIBOR USD + 2.35%, 2.35% Floor)	4.13%	^	12/17/2033	1,011,178

	Consumer Installment Loan Trust,
109,783	Series 2016-LD1-A	3.96%	^	07/15/2022	109,816

	Consumer Loan Credit Trust,
779,142	Series 2017-NP2-A	2.55%	^	01/16/2024	777,667

	Eaglewood Consumer Loan Trust,
104,195	Series 2014-1-A	3.50%	^¥Þ	10/15/2019	104,160

	ECAF Ltd.,
1,293,757	Series 2015-1A-A2	4.95%	^	06/15/2040	1,311,838

	Helios Issuer LLC,
5,324,438	Series 2017-1A-A	4.94%	^	09/20/2049	5,427,488

	Jimmy Johns Funding LLC,
1,990,000	Series 2017-1A-A2II	4.85%	^	07/30/2047	2,038,925

	Kabbage Asset Securitization LLC,
10,000,000	Series 2017-1-A	4.57%	^	03/15/2022	10,187,634

	LendingClub Issuance Trust,
368,793	Series 2016-NP2-A	3.00%	^	01/17/2023	368,441

	MarketPlace Loan Trust,
217,866	Series 2015-CB1-A	4.00%	^	07/15/2021	217,817

	Marlette Funding Trust,
2,808,821	Series 2018-1A-A	2.61%	^	03/15/2028	2,804,832

	SoFi Consumer Loan Program Trust,
215,399	Series 2016-2-A	3.09%	^	10/27/2025	215,777
1,120,142	Series 2017-1-A	3.28%	^	01/26/2026	1,122,516
500,000	Series 2017-1-B	4.73%	#^	01/26/2026	516,904
1,181,740	Series 2017-2-A	3.28%	^	02/25/2026	1,184,900
1,936,896	Series 2017-5-A1	2.14%	^	09/25/2026	1,926,337
1,000,000	Series 2017-5-A2	2.78%	^	09/25/2026	985,983
1,404,849	Series 2018-1-A1	2.55%	^	02/25/2027	1,400,793

	Springleaf Funding Trust,
1,000,000	Series 2016-AA-A	2.90%	^	11/15/2029	995,923
2,000,000	Series 2017-AA-A	2.68%	^	07/15/2030	1,970,087

	TAL Advantage LLC,
6,572,216	Series 2017-1A-A	4.50%		04/20/2042	6,764,143

	Total Asset Backed Obligations (Cost $43,831,061)				44,405,271

BANK LOANS 9.6%

	Acadia Healthcare Company,
725,813	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2 (1 Month LIBOR USD +2.50%)	4.38%		02/16/2023	732,770

	Access CIG LLC,
97,554	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.75%)	0.50%	&	02/27/2025	98,773
467,446	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.63%		02/27/2025	473,289

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Acrisure LLC,
1,047,834	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 4.25%)	5.99%	11/22/2023	1,062,766

	Air Medical Group Holdings, Inc.,
495,746	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%)	4.94%	04/28/2022	498,465

	A-L Parent LLC,
6,628	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.13%	12/01/2023	6,703

	Albertson’s Holdings LLC,
667,352	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B4 (1 Month LIBOR USD + 2.75%)	4.63%	08/25/2021	660,112

	AlixPartners LLP,
206,950	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.00%)	5.05%	04/04/2024	208,172

	Almonde, Inc.,
575,000	Secured 2nd Lien Term Loan (3 Month LIBOR USD + 7.25%, 1.00% Floor)	9.23%	06/16/2025	571,001
596,400	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.50%)	5.48%	06/13/2024	596,513

	American Renal Holdings, Inc.,
722,589	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%)	5.13%	06/21/2024	724,168

	American Tire Distributors, Inc.,
964,041	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (2 Month LIBOR USD + 4.25%, 1.00% Floor)	6.24%	09/01/2021	977,899

	Amneal Pharmaceuticals LLC,
890,000	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.50%)	5.51%	03/23/2025	891,669

	Applied Systems, Inc.,
955,200	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.25%, 1.00% Floor)	5.55%	09/19/2024	963,300

	Arctic LNG Carriers Ltd.,
610,388	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.50%, 1.00% Floor)	6.38%	05/18/2023	616,684

	Ascend Learning LLC,
209,474	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.88%	07/12/2024	210,358

	ASP AMC Merger Sub, Inc.,
567,414	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.80%	04/22/2024	569,721

	ASP Prince Merger Sub, Inc.,
65,000	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.50%)	5.16%	03/20/2025	65,508

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	81

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)	March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	AssuredPartners, Inc.,
950,225	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.50%)	5.38%	10/22/2024	953,907
115,000	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD +3.25%)	5.26%	10/22/2024	115,000

	Asurion LLC,
920,125	Senior Secured 1st Lien Term Loan, Tranche B6 (1 Month LIBOR USD + 2.75%)	4.63%	11/03/2023	927,390

	Avantor Inc.,
752,697	Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	5.88%	11/21/2024	761,556

	Avatar Purchaser Inc.,
840,000	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	5.48%	11/15/2024	842,453

	Avaya, Inc.,
827,925	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.75%)	6.54%	12/16/2024	834,875

	BJ’s Wholesale Club, Inc.,
869,834	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.19%	02/02/2024	870,182

	Blackstone Group,
470,000	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 4.00%, 1.00% Floor)	5.77%	10/31/2024	472,938

	Blount International, Inc.,
245,000	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.25%, 1.00% Floor)	5.92%	04/12/2023	248,583

	Brand Energy & Infrastructure Services, Inc.,
1,245,588	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 4.25%)	5.99%	06/21/2024	1,258,124

	Bright Bidco B.V.,
739,413	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.80%	06/28/2024	751,080

	BWAY Corporation,
1,285,288	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.25%)	4.96%	04/03/2024	1,293,205

	Caesars Resort Collection LLC,
788,025	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%)	4.63%	12/23/2024	794,156

	Canyon Valor Companies, Inc.,
778,375	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%)	5.13%	06/16/2023	786,645

	Capital Automotive LP,
74,903	Guaranteed Secured 2nd Lien Term Loan (1 Month LIBOR USD + 6.00%, 1.00% Floor)	7.88%	03/24/2025	75,886

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Capri Acquisitions Bidco Ltd,
1,000,000	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.25%)	5.02%	11/01/2024	1,001,875

	CBS Radio, Inc.,
453,863	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 2.75%)	4.62%	11/18/2024	456,699

	Cengage Learning, Inc.,
915,555	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.04%	06/07/2023	836,794

	CenturyLink, Inc.,
618,450	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%)	4.63%	01/31/2025	609,368

	Ceva Group PLC,
313,278	Guaranteed Senior Secured 1st Lien Synthetic Letter Of Credit (3 Month LIBOR USD + 5.50%, 1.00% Floor)	2.21%	03/19/2021	308,481
423,561	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 5.50%)	7.27%	03/19/2021	417,077
49,808	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 5.50%)	7.27%	03/19/2021	49,046

	Ceva Intercompany BV,
289,751	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 5.50%, 0.75% Floor)	7.27%	03/19/2021	285,315

	CH Hold Corporation,
509,627	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.00%)	4.88%	02/01/2024	513,610

	Change Healthcare Holdings LLC,
743,350	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%)	4.63%	03/01/2024	746,000

	CHG Healthcare Services, Inc.,
958,497	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	4.77%	06/07/2023	966,889

	CHG PPC Parent LLC,
105,000	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 2.75%)	4.76%	03/21/2025	105,394

	Chill Merger Sub, Inc.,
311,968	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.38%	03/20/2024	315,136

	Cincinnati Bell, Inc.,
735,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.75%, 1.00% Floor)	5.44%	10/02/2024	741,736

	Compass Power Generation LLC,
1,057,350	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.05%	12/20/2024	1,073,210

82	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Compuware Corporation,
717,193	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B3 (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.38%	12/15/2021	727,054

	Concentra, Inc.,
125,000	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 2.75%)	4.53%	06/01/2022	126,094

	Constellation Merger Sub, Inc.,
528,805	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.25%)	5.55%	09/18/2024	532,866

	Constellis Holdings LLC,
1,195,963	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 5.00%, 1.00% Floor)	7.30%	04/19/2024	1,209,046

	Coronado Australian Holdings Ltd.,
212,143	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 6.50%, 1.00% Floor)	8.51%	03/21/2025	210,021

	Coronado Australian Holdings Pty Ltd.,
57,857	Senior Secured 1st Lien Term Loan, Tranche C (3 Month LIBOR USD + 6.50%, 1.00% Floor)	8.51%	03/21/2025	57,279

	CP VI Bella Topco LLC,
124,688	Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.00%)	4.88%	12/27/2024	124,532

	CPI Holdco LLC,
384,535	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.80%	03/21/2024	387,419

	CSM Bakery Supplies LLC,
877,859	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 4.00%, 1.00% Floor)	5.70%	07/03/2020	869,739

	Cvent, Inc.,
1,070,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.63%	11/29/2024	1,077,581

	CVS Holdings LP,
411,000	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.75% Floor)	4.79%	02/06/2025	409,461

	Deerfield Holdings Corporation,
1,090,000	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.55%	02/13/2025	1,095,178

	Delta 2 Lux Sarl,
795,368	Senior Secured 1st Lien Term Loan, Tranche B3 (1 Month LIBOR USD + 2.50%, 1.00% Floor)	4.38%	02/01/2024	794,871

	Dexko Global, Inc.,
114,713	Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	5.80%	07/24/2024	115,985

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Dexko Global, Inc., (Cont.)
40,000	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.50%)	5.80%	&	07/24/2024	40,400

	Digicel International Finance Ltd.,
472,965	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.25%)	5.02%		05/27/2024	471,341

	Diplomat Pharmacy, Inc.,
69,063	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.50%, 0.75% Floor)	6.10%		12/20/2024	69,796

	EG America LLC,
615,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 4.00%)	6.01%		02/01/2025	614,385

	EG Finco Ltd.,
190,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1 (3 Month LIBOR USD + 4.00%)	5.69%		02/07/2025	189,810

	Envision Healthcare Corporation,
321,105	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.88%		12/01/2023	322,830

	EOC Group, Inc.,
129,718	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.56%	&	03/20/2025	129,961
810,282	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.07%		03/20/2025	811,801

	Equian Buyer Corporation,
1,041,517	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.25%, 0.75% Floor)	5.15%		05/20/2024	1,048,677

	Equinox Holdings, Inc.,
1,163,279	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.88%		03/08/2024	1,173,214

	Evergreen Skills,
292,373	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 4.75%)	6.63%		04/28/2021	283,115

	Excelitas Technologies Corporation,
570,762	Guaranteed Senior Secured 1st Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	5.16%		12/02/2024	576,943

	Exgen Renewables LLC,
289,275	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.00%, 1.00% Floor)	4.99%		11/29/2024	292,892

	Federal-Mogul Holdings Corporation,
596,821	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.53%		04/15/2021	601,410

	Filtration Group Corporation,
445,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD +3.00%)	4.66%		04/30/2025	443,888

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	83

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)	March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Flexera Software LLC,
722,104	Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.13%	02/26/2025	727,371

	Foresight Energy LLC,
874,700	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 5.75%, 1.00% Floor)	7.44%	03/28/2022	863,674

	Forterra Finance LLC,
303,099	Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.88%	10/25/2023	280,841

	FTS International, Inc.,
908,209	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.75%, 1.00% Floor)	6.63%	04/16/2021	913,545

	Garda World Security Corporation,
1,031,739	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.51%	05/24/2024	1,043,026

	Gates Global LLC,
856,658	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2 (3 Month LIBOR USD + 2.75%, 1.00% Floor)	5.05%	04/01/2024	862,415

	Gavilan Resources LLC,
175,000	Secured 2nd Lien Term Loan (1 Month LIBOR USD + 6.00%, 1.00% Floor)	7.79%	03/01/2024	175,876

	Goldcup Merger Sub, Inc.,
691,016	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.75%)	5.52%	05/02/2023	697,498

	Golden Nugget, Inc.,
124,055	Guaranteed Senior Secured 1st Lien Term Loan (2 Month LIBOR USD + 3.25%, 1.00% Floor)	4.90%	10/04/2023	125,303

	Gopher Resource LLC,
445,000	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.25%)	5.48%	03/06/2025	449,728

	GrafTech Finance, Inc.,
1,035,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.50%)	5.24%	02/12/2025	1,036,941

	Greektown Holdings LLC,
602,409	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%)	4.88%	04/25/2024	603,915

	Greeneden US Holdings LLC,
926,385	Senior Secured 1st Lien Term Loan, Tranche B3 (3 Month LIBOR USD + 3.50%)	5.80%	12/01/2023	932,828

	GVC Holdings PLC,
325,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2 (3 Month LIBOR USD + 2.50%)	4.51%	03/15/2024	326,185

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Harbor Freight Tools USA, Inc.,
599,261	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.38%	08/18/2023	600,930

	Hargray Corporation,
1,015,278	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%)	4.88%	05/16/2024	1,019,719

	Harsco Corporation,
420,758	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1 (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.94%	12/06/2024	426,912

	Hawk Merger Sub, Inc.,
798,000	Senior Secured 1st Lien Term Loan, Tranche B1 (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.13%	07/31/2024	803,486

	Hayward Acquisition Corporation,
895,500	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.50%)	5.38%	08/05/2024	900,201

	HVSC Merger Sub Corporation,
154,613	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 4.00%, 1.00% Floor)	6.30%	10/28/2024	156,223

	Hyland Software, Inc.,
1,013,168	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.13%	07/01/2022	1,023,123

	Impala Private Holdings LLC,
1,082,288	Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 4.00%)	5.88%	11/14/2024	1,088,603

	Informatica LLC,
308,181	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%)	5.13%	08/05/2022	310,373

	Intelsat Jackson Holdings S.A.,
930,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B3 (3 Month LIBOR USD + 3.75%)	5.71%	11/30/2023	932,004

	IRB Holding Corporation,
571,473	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	4.94%	02/05/2025	578,259

	Jo-Ann Stores LLC,
451,539	Senior Secured 1st Lien Term Loan, Tranche B (6 Month LIBOR USD + 5.00%, 1.00% Floor)	6.55%	10/20/2023	450,130

	KBR Inc.,
505,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.25%)	5.26%	04/30/2025	502,475

	Kenan Advantage Group, Inc.,
944,390	Senior Secured 1st Lien Term Loan, Tranche B1 (1 Month LIBOR USD + 3.00%)	4.88%	08/01/2022	950,293

	KIK Custom Products, Inc.,
944,419	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.00%, 1.00% Floor)	5.88%	05/15/2023	954,973

84	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Kloeckner Pentaplast,
810,925	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.13%		06/30/2022	782,547

	Kraton Polymers LLC,
381,700	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.50%, 1.00% Floor)	4.38%		03/05/2025	384,610

	Kronos Inc.,
936,661	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%)	4.88%		11/01/2023	943,737

	Learfield Communications,
423,355	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.56%	&	12/01/2023	427,059

	Life Time Fitness, Inc.,
1,109,190	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 2.75%, 1.00% Floor)	4.73%		06/10/2022	1,112,656

	Lions Gate Capital Holdings LLC,
280,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (US LIBOR + 2.25%)	4.10%		03/24/2025	281,225

	Lucid Energy Group II Borrower LLC,
410,000	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.79%		02/18/2025	408,592

	LUX HOLDCO III,
130,000	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.00%)	4.77%		02/14/2025	131,138

	Marketo, Inc.,
120,000	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%)	5.04%		02/07/2025	119,906

	Meredith Corporation,
400,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%)	4.88%		01/31/2025	402,900

	Milacron LLC,
766,328	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%)	4.38%		09/28/2023	769,681

	Mitchell International, Inc.,
180,000	Guaranteed Secured 2nd Lien Term Loan (1 Month LIBOR USD + 7.25%)	9.14%		12/01/2025	181,485
64,552	Guaranteed Senior Secured 1st Lien Term Loan	0.00%	±&	11/29/2024	64,649
800,448	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%)	5.13%		11/29/2024	801,648

	Mohegan Tribal Gaming Authority,
513,618	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.00%, 1.00% Floor)	5.88%		10/13/2023	513,459

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	MPH Acquisition Holdings LLC,
878,990	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 2.75%, 1.00% Floor)	5.05%	06/07/2023	883,882

	National Vision, Inc.,
854,876	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.63%	11/20/2024	861,463

	Optiv Security, Inc.,
648,093	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.13%	02/01/2024	627,030

	Oryx Southern Delaware Holdings LLC,
1,030,000	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.13%	02/28/2025	1,032,575

	Peak 10 Holding Corporation,
905,450	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.50%)	5.80%	08/01/2024	909,624

	PetSmart, Inc.,
410,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.68%	03/11/2022	330,097

	Pharmaceutical Product Development LLC,
1,281,819	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 2.50%, 1.00% Floor)	4.77%	08/18/2022	1,287,761

	Phoenix Services Merger Sub LLC,
160,000	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.41%	03/03/2025	161,800

	Pike Corporation,
355,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.50%)	5.39%	03/12/2025	358,772

	Playa Resorts Holding BV,
885,541	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD 3.25%, 1.00% Floor)	5.00%	04/29/2024	891,740

	Ply Gem Holdings,
640,000	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD 3.75%)	5.76%	04/30/2025	636,800

	PODS LLC,
1,062,338	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.71%	12/06/2024	1,070,969

	Polycom, Inc.,
328,978	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 5.25%, 1.00% Floor)	7.04%	09/27/2023	332,267

	PowerTeam Services LLC,
1,060,000	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	5.55%	03/06/2025	1,062,650

	PQ Corporation,
784,828	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 2.50%)	4.29%	02/08/2025	788,937

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	85

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)	March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Precyse Acquisition Corporation,
380,897	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 5.50%)	6.38%	10/20/2022	382,505

	Prime Security Services Borrower LLC,
952,800	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%)	4.63%	05/02/2022	961,194

	Pro Mach Group, Inc.,
590,000	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.00%)	5.03%	03/07/2025	591,844

	Project Alpha Intermediate Holding, Inc.,
749,338	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (6 Month LIBOR USD + 3.50%)	5.04%	04/26/2024	740,750

	Quest Software US Holdings, Inc.,
842,704	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 5.50%)	7.27%	10/31/2022	859,562

	RCN Corporation,
607,361	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.88%	02/01/2024	604,622

	RentPath LLC,
854,001	Senior Secured 1st Lien Term Loan, Tranche B1 (1 Month LIBOR USD + 4.75%, 1.00% Floor)	6.63%	12/17/2021	856,669

	Reynolds Group,
745,600	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%)	4.63%	02/06/2023	750,159

	Robertshaw US Holding Corporation,
556,573	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.50%)	5.44%	02/28/2025	562,311

	Scientific Games International, Inc.,
947,725	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B5 (2 Month LIBOR USD + 2.75%)	4.74%	08/14/2024	952,246

	SCS Holdings, Inc.,
1,023,343	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.13%	10/31/2022	1,035,280

	Securus Technologies Holdings, Inc.,
987,186	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 4.50%)	6.38%	11/01/2024	1,000,454

	Select Medical Corporation,
792,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 2.75%, 1.00% Floor)	4.46%	03/01/2021	800,419

	Shutterfly, Inc.,
280,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2 (3 Month LIBOR USD + 2.75%)	4.52%	08/19/2024	281,750

	Sinclair Television Group, Inc.,
755,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 2.50%)	3.98%	12/12/2024	759,247

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	SMG US Midco 2, Inc.,
570,000	Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.14%	01/23/2025	575,700

	SolarWinds Holdings, Inc.,
703,238	Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.00%)	4.88%	02/05/2024	707,193

	Solenis International LP,
488,395	Guaranteed Secured 2nd Lien Term Loan (3 Month LIBOR USD + 6.75%, 1.00% Floor)	8.73%	07/29/2022	465,684

	Solera LLC,
735,617	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.75%)	4.63%	03/03/2023	738,457

	Sophia LP,
1,073,470	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.25%, 1.00% Floor)	5.55%	09/30/2022	1,077,780

	Southern Graphics, Inc.,
967,976	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.50%)	5.38%	12/30/2022	976,847

	StandardAero Aviation Holdings, Inc.,
349,105	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.63%	07/07/2022	352,788

	Staples, Inc.,
324,188	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 4.00%)	5.79%	09/12/2024	321,716

	Syncreon Group BV,
443,206	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 4.25%)	6.02%	10/28/2020	415,949

	TCH-2 Holdings LLC,
359,779	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 4.00%)	5.88%	05/06/2021	361,578

	Team Health Holdings, Inc.,
737,550	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.63%	02/06/2024	707,126

	Telesat Canada,
447,056	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B4 (3 Month LIBOR USD + 3.00%, 0.75% Floor)	5.31%	11/17/2023	449,806

	Tempo Acquisition LLC,
982,525	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%)	4.88%	05/01/2024	988,514

	Titan Acquisition Ltd.,
1,065,000	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.00%)	4.66%	03/14/2025	1,064,334

	TKC Holdings, Inc.,
1,287,000	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.03%	02/01/2023	1,301,318

86	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	TransDigm, Inc.,
750,688	Guaranteed Senior Secured 1st Lien Term Loan, Tranche F (1 Month LIBOR USD + 2.75%)	5.05%	06/09/2023	753,679
54,588	Guaranteed Senior Secured 1st Lien Term Loan, Tranche G (3 Month LIBOR USD + 2.50%)	4.80%	08/22/2024	54,827

	TravelClick Holdings Corporation,
85,115	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD +3.50%, 1.00% Floor)	5.51%	05/06/2021	85,115

	Traverse Midstream Partners LLC,
470,000	Senior Secured 1st Lien Term Loan, Tranche B (6 Month LIBOR USD + 4.00%, 1.00% Floor)	5.85%	09/27/2024	473,304

	Tribune Media Company,
671,484	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C (1 Month LIBOR USD + 3.00%, 0.75% Floor)	4.88%	01/26/2024	672,884

	Tumi Holdings, Inc.,
715,915	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.25%)	4.13%	08/01/2023	720,053

	UFC Holdings LLC,
1,173,068	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.13%	08/18/2023	1,180,857

	Ultra Resources, Inc.,
273,023	Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.76%	04/12/2024	271,061

	Univar USA, Inc.,
358,899	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B3 (1 Month LIBOR USD + 2.50%)	4.38%	07/01/2024	361,731

	US Renal Care, Inc.,
786,053	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	5.94%	12/30/2022	790,636

	USAGM HoldCo LLC,
687,980	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.05%	07/28/2022	679,480

	VF Holdings Corporation,
720,877	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.13%	06/30/2023	727,938

	Vizient, Inc.,
66,683	Senior Secured 1st Lien Term Loan, Tranche B3 (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.63%	02/13/2023	67,350

	West Corporation,
533,838	Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	5.88%	10/10/2024	539,510

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	West Corporation, (Cont.)
400,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1 (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.51%		10/10/2024	401,082

	West Street Merger Sub, Inc.,
966,522	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%)	4.63%		09/27/2024	967,971

	Wink Holdco, Inc.,
1,057,350	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.66%		12/02/2024	1,054,543

	York Risk Services Group, Inc.,
821,937	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.63%		10/01/2021	806,937

	Zodiac Pool Solutions LLC,
889,477	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	6.30%		12/20/2023	892,261

	Total Bank Loans (Cost $115,315,067)				115,591,600

COLLATERALIZED LOAN OBLIGATIONS 16.2%

	Adams Mill Ltd.,
250,000	Series 2014-1A-D1 (3 Month LIBOR USD + 3.50%)	5.22%	^	07/15/2026	250,373

	AIMCO,
2,500,000	Series 2015-AA-DR (3 Month LIBOR USD + 2.45%, 2.45% Floor)	4.17%	^	01/15/2028	2,504,716

	ALM LLC,
2,000,000	Series 2013-8A-DR (3 Month LIBOR USD + 7.10%, 7.10% Floor)	8.82%	^	10/15/2028	2,026,445
2,000,000	Series 2015-16A-C1R (3 Month LIBOR USD + 3.20%)	4.92%	^	07/15/2027	2,004,055
500,000	Series 2016-19A-A2 (3 Month LIBOR USD + 2.20%)	3.92%	^	07/15/2028	504,823
500,000	Series 2016-19A-B (3 Month LIBOR USD + 3.00%)	4.72%	^	07/15/2028	506,967

	Apidos Ltd.,
2,000,000	Series 2013-12A-DR (3 Month LIBOR USD + 2.60%)	4.64%	^	04/15/2031	1,999,825
2,500,000	Series 2015-21A-C (3 Month LIBOR USD + 3.55%, 3.55% Floor)	5.28%	^	07/18/2027	2,509,333
250,000	Series 2015-21A-D (3 Month LIBOR USD + 5.55%, 5.55% Floor)	7.28%	^	07/18/2027	247,775
1,250,000	Series 2016-24A-C (3 Month LIBOR USD + 3.95%, 3.95% Floor)	5.69%	^	07/20/2027	1,262,744

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	87

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)	March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Atrium Corporation,
2,500,000	Series 13A-D (3 Month LIBOR USD + 2.70%)	4.14%	^	11/21/2030	2,527,584
3,000,000	Series 9A-DR (3 Month LIBOR USD + 3.60%)	5.58%	^	05/28/2030	3,046,547

	Babson Ltd.,
3,500,000	Series 2014-3A-D1 (3 Month LIBOR USD + 3.50%)	5.22%	^	01/15/2026	3,500,000
500,000	Series 2014-3A-D2 (1 Month LIBOR USD + 4.40%)	6.12%	^	01/15/2026	500,000
250,000	Series 2014-3A-E2 (3 Month LIBOR USD + 6.50%)	8.22%	^	01/15/2026	250,000
1,500,000	Series 2015-2A-DR (3 Month LIBOR USD + 2.95%)	4.69%	^	10/20/2030	1,513,481
1,737,500	Series 2015-2A-ER (3 Month LIBOR USD + 6.45%)	8.19%	^	10/20/2030	1,782,713

	Barings Ltd.,
2,000,000	Series 2016-3A-C (3 Month LIBOR USD + 3.95%, 3.95% Floor)	5.67%	^	01/15/2028	2,030,590

	Betony Ltd.,
500,000	Series 2015-1A-D (3 Month LIBOR USD + 3.60%, 3.60% Floor)	5.32%	^	04/15/2027	500,709

	BlueMountain Ltd.,
3,770,000	Series 2013-2A-DR (3 Month LIBOR USD + 2.90%)	4.64%	^	10/22/2030	3,795,673
2,250,000	Series 2013-3A-DR (3 Month LIBOR USD + 2.90%)	4.66%	^	10/29/2025	2,255,829
750,000	Series 2015-2A-C (3 Month LIBOR USD + 2.70%, 2.70% Floor)	4.43%	^	07/18/2027	753,653
1,000,000	Series 2015-2A-D (3 Month LIBOR USD + 3.55%, 3.55% Floor)	5.28%	^	07/18/2027	1,006,944
1,000,000	Series 2015-3A-B (3 Month LIBOR USD + 3.10%)	4.84%	^	10/20/2027	1,000,000
500,000	Series 2015-3A-C (3 Month LIBOR USD + 3.55%)	5.29%	^	10/20/2027	500,000
500,000	Series 2015-3A-CR (3 Month LIBOR USD + 2.60%, 2.60% Floor)	0.00%	^	04/20/2031	500,000
750,000	Series 2016-2A-C (3 Month LIBOR USD + 4.10%)	5.98%	^	08/20/2028	756,065
1,000,000	Series 2016-3A-D (3 Month LIBOR USD + 3.85%)	5.69%	^	11/15/2027	1,010,530

	California Street LP,
5,500,000	Series 2012-9A-AR (3 Month LIBOR USD + 1.45%)	3.17%	^	10/16/2028	5,519,461
2,000,000	Series 2012-9A-DR (3 Month LIBOR USD + 3.96%)	5.68%	^	10/16/2028	2,016,517
2,000,000	Series 2012-9A-ER (3 Month LIBOR USD + 7.18%)	8.90%	^	10/16/2028	2,027,081

	Canyon Capital Ltd.,
2,000,000	Series 2006-1A-D (3 Month LIBOR USD + 1.60%)	3.72%	^	12/15/2020	2,000,872
1,000,000	Series 2012-1A-DR (3 Month LIBOR USD + 4.10%)	5.82%	^	01/15/2026	1,006,261
2,000,000	Series 2014-1A-CR (3 Month LIBOR USD + 2.75%, 2.75% Floor)	4.52%	^	01/30/2031	1,993,000
2,000,000	Series 2014-2A-DR (3 Month LIBOR USD + 3.65%)	5.37%	^	04/15/2029	2,021,763

	Carlyle Global Market Strategies Ltd.,
1,250,000	Series 2013-2A-DR (3 Month LIBOR USD + 2.40%)	4.13%	^	01/18/2029	1,256,255
2,000,000	Series 2016-2A-D2 (3 Month LIBOR USD + 6.45%, 6.45% Floor)	8.17%	^	07/15/2027	2,029,521

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Cent Ltd.,
303,100	Series 2012-16A-A1AR (3 Month LIBOR USD + 1.25%)	3.02%	^	08/01/2024	303,308
2,000,000	Series 2014-22A-C (3 Month LIBOR USD + 3.75%)	5.54%	^	11/07/2026	2,005,938
1,595,000	Series 2014-22A-D (3 Month LIBOR USD + 5.30%)	7.09%	^	11/07/2026	1,598,179

	CVP Ltd.,
3,000,000	Series 2017-1A-A (3 Month LIBOR USD + 1.34%)	3.08%	^	07/20/2030	3,023,212

	Dryden Senior Loan Fund,
3,900,000	Series 2014-33A-DR (3 Month LIBOR USD + 4.35%)	6.07%	^	10/15/2028	3,963,139
2,500,000	Series 2014-34A-DR (3 Month LIBOR USD + 3.40%)	5.12%	^	10/15/2026	2,513,948
3,000,000	Series 2015-37A-DR (3 Month LIBOR USD + 2.50%, 2.50% Floor)	4.22%	^	01/15/2031	3,006,979
1,000,000	Series 2016-45A-D (3 Month LIBOR USD + 3.85%)	5.57%	^	07/15/2027	1,008,840
1,000,000	Series 2017-50A-D (3 Month LIBOR USD + 3.25%)	4.97%	^	07/15/2030	1,012,925

	Galaxy Ltd.,
250,000	Series 2014-18A-D1 (3 Month LIBOR USD + 3.70%)	5.42%	^	10/15/2026	250,720

	GoldenTree Loan Management Ltd.,
4,000,000	Series 2017-1A-D (3 Month LIBOR USD + 3.35%)	5.09%	^	04/20/2029	4,046,618
5,500,000	Series 2017-2A-D (3 Month LIBOR USD + 2.65%)	4.22%	^	11/28/2030	5,526,330

	GoldenTree Loan Opportunities Ltd.,
1,000,000	Series 2015-10A-D (3 Month LIBOR USD + 3.35%, 3.35% Floor)	5.09%	^	07/20/2027	1,004,275

	Greenwood Park Ltd.,
1,500,000	Series 2018-1A-D (3 Month LIBOR USD + 2.50%)	0.00%	^	04/15/2031	1,503,378

	Halcyon Loan Advisors Funding Ltd.,
250,000	Series 2013-2A-C (3 Month LIBOR USD + 2.70%)	4.47%	^	08/01/2025	250,310
250,000	Series 2014-2A-C (3 Month LIBOR USD + 3.50%)	5.26%	^	04/28/2025	250,636
250,000	Series 2014-2A-D (3 Month LIBOR USD + 5.00%)	6.76%	^	04/28/2025	237,895

	Highbridge Loan Management Ltd.,
2,000,000	Series 2013-2A-CR (3 Month LIBOR USD + 2.90%)	4.64%	^	10/20/2029	2,006,435

	Jay Park Ltd.,
2,000,000	Series 2016-1A-C (3 Month LIBOR USD + 3.85%)	5.59%	^	10/20/2027	2,020,673

	LCM LP,
500,000	Series 14A-D (3 Month LIBOR USD + 3.50%)	5.22%	^	07/15/2025	500,709
250,000	Series 16A-DR (3 Month LIBOR USD + 3.00%)	4.72%	^	07/15/2026	250,622
1,250,000	Series 19A-E2 (3 Month LIBOR USD + 5.70%, 5.70% Floor)	7.42%	^	07/15/2027	1,256,539
5,000,000	Series 26A-D (3 Month LIBOR USD + 2.50%, 2.50% Floor)	4.43%	^	01/20/2031	5,007,022

	Madison Park Funding Ltd.,
1,000,000	Series 2014-15A-CR (3 Month LIBOR USD + 3.45%)	5.21%	^	01/27/2026	1,001,559
2,500,000	Series 2014-15A-DR (3 Month LIBOR USD + 5.44%)	7.20%	^	01/27/2026	2,501,962
1,000,000	Series 2015-16A-D (3 Month LIBOR USD + 5.50%)	7.24%	^	04/20/2026	1,003,144
500,000	Series 2015-18A-DR (3 Month LIBOR USD + 2.95%)	4.69%	^	10/21/2030	507,745

88	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Magnetite Ltd.,
250,000	Series 2014-9A-BR (3 Month LIBOR USD + 2.00%)	3.75%	^	07/25/2026	250,298
3,500,000	Series 2018-20A-D (3 Month LIBOR USD + 2.50%)	0.00%	^	04/20/2031	3,500,000

	Marathon Ltd.,
1,000,000	Series 2017-9A-A2 (3 Month LIBOR USD + 1.75%)	3.47%	^	04/15/2029	1,005,125

	Milos Ltd.,
1,000,000	Series 2017-1A-D (3 Month LIBOR USD + 3.40%)	5.14%	^	10/20/2030	1,013,717

	Neuberger Berman Loan Advisers Ltd.,
1,000,000	Series 2016-21A-DR (3 Month LIBOR USD 2.40%)	0.00%	±^	04/20/2027	1,000,000
4,000,000	Series 2017-16SA-D (3 Month LIBOR USD + 2.50%)	4.22%	^	01/15/2028	3,997,302
1,500,000	Series 2017-25A-D (3 Month LIBOR USD + 3.25%)	4.98%	^	10/18/2029	1,513,438
1,000,000	Series 2017-26A-D (3 Month LIBOR USD + 2.65%, 2.65% Floor)	4.04%	^	10/18/2030	1,002,649

	Octagon Investment Partners Ltd.,
4,500,000	Series 2012-1A-CR (3 Month LIBOR USD + 4.00%)	5.72%	^	07/15/2029	4,572,051
500,000	Series 2014-1A-C (3 Month LIBOR USD + 3.65%)	5.48%	^	11/14/2026	504,015
2,000,000	Series 2014-1A-D (3 Month LIBOR USD + 6.60%)	8.43%	^	11/14/2026	2,022,926
2,500,000	Series 2017-1A-C (3 Month LIBOR USD + 3.50%)	5.24%	^	03/17/2030	2,521,239
1,250,000	Series 2017-1A-D (3 Month LIBOR USD + 6.20%)	7.94%	^	03/17/2030	1,266,351
2,000,000	Series 2017-1A-D (3 Month LIBOR USD + 3.70%)	5.44%	^	07/20/2030	2,029,009
4,000,000	Series 2018-1A-C (3 Month LIBOR USD + 2.60%, 2.60% Floor)	4.35%	^	01/20/2031	3,998,787

	Octagon Loan Funding Ltd.,
1,000,000	Series 2014-1A-DR (3 Month LIBOR USD + 3.40%)	5.28%	^	11/18/2026	1,004,317

	Sound Harbor Loan Fund Ltd.,
1,000,000	Series 2014-1A-A1R (3 Month LIBOR USD + 1.20%)	2.97%	^	10/30/2026	1,000,714

	Stewart Park Ltd.,
3,500,000	Series 2015-1A-DR (3 Month LIBOR USD + 2.60%, 2.60% Floor)	4.32%	^	01/15/2030	3,485,958

	Symphony Ltd.,
500,000	Series 2014-14A-D2 (3 Month LIBOR USD + 3.60%)	5.32%	^	07/14/2026	501,261

	TCI-Cent Ltd.,
2,000,000	Series 2016-1A-C (3 Month LIBOR USD + 4.00%)	5.76%	^	12/21/2029	2,042,169

	TCI-Symphony Ltd.,
1,000,000	Series 2016-1A-D (3 Month LIBOR USD + 3.80%, 3.80% Floor)	5.52%	^	10/13/2029	1,010,841

	Thacher Park Ltd.,
3,000,000	Series 2014-1A-D1R (3 Month LIBOR USD + 3.40%)	5.14%	^	10/20/2026	3,008,058

	Venture Ltd.,
4,000,000	Series 2007-8A-C (3 Month LIBOR USD + 0.90%)	2.64%	^	07/22/2021	3,992,519
1,000,000	Series 2014-17A-CR (3 Month LIBOR USD + 2.20%)	3.92%	^	07/15/2026	1,001,045
1,000,000	Series 2016-23A-B (3 Month LIBOR USD + 2.30%)	4.04%	^	07/19/2028	1,003,636
2,000,000	Series 2016-24A-E (3 Month LIBOR USD + 6.72%)	8.46%	^	10/20/2028	2,012,300

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Voya Ltd.,
3,900,000	Series 2013-1A-CR (3 Month LIBOR USD + 2.95%)	4.67%	^	10/15/2030	3,933,746
1,500,000	Series 2017-3A-C (3 Month LIBOR USD + 3.55%)	5.29%	^	07/20/2030	1,521,120

	Westcott Park Ltd.,
1,000,000	Series 2016-1A-D (3 Month LIBOR USD + 4.35%)	6.09%	^	07/20/2028	1,022,662

	Wind River Ltd.,
3,750,000	Series 2012-1A-DR (3 Month LIBOR USD + 4.10%)	5.82%	^	01/15/2026	3,800,856
2,000,000	Series 2013-2A-E1R (3 Month LIBOR USD + 6.75%)	8.48%	^	10/18/2030	2,031,254
4,000,000	Series 2014-1A-DR (3 Month LIBOR USD + 3.50%)	5.23%	^	04/18/2026	4,004,287
4,000,000	Series 2014-2A-DR (3 Month LIBOR USD + 2.90%, 2.90% Floor)	4.62%	^	01/15/2031	4,020,423
2,000,000	Series 2014-2A-ER (3 Month LIBOR USD + 5.75%, 5.75% Floor)	7.47%	^	01/15/2031	1,985,382
7,975,000	Series 2015-2A-ER (3 Month LIBOR USD + 5.55%)	7.27%	^	10/15/2027	8,002,627
500,000	Series 2016-1A-B (3 Month LIBOR USD + 2.35%)	4.07%	^	07/15/2028	501,944
500,000	Series 2016-1A-C (3 Month LIBOR USD + 3.20%)	4.92%	^	07/15/2028	502,764
2,000,000	Series 2017-1A-D (3 Month LIBOR USD + 3.75%)	5.48%	^	04/18/2029	2,035,833
1,750,000	Series 2017-1A-E (3 Month LIBOR USD + 6.42%)	8.15%	^	04/18/2029	1,783,559
1,500,000	Series 2017-4A-D (3 Month LIBOR USD + 2.65%)	4.53%	^	11/20/2030	1,499,738

	Total Collateralized Loan Obligations (Cost $193,891,350)				195,387,065

FOREIGN CORPORATE BONDS 12.7%
300,000	Adani Ports & Special Economic Zone Ltd.	3.50%		07/29/2020	298,638
1,200,000	Adani Ports & Special Economic Zone Ltd.	3.95%		01/19/2022	1,196,836
500,000	AES Andres B.V.	7.95%	^	05/11/2026	536,330
245,000	Aker BP ASA	5.88%	^	03/31/2025	248,675
2,700,000	Alibaba Group Holding Ltd.	3.13%		11/28/2021	2,694,747
200,000	Alibaba Group Holding Ltd.	2.80%		06/06/2023	193,460
400,000	America Movil S.A.B. de C.V.	5.00%		03/30/2020	413,753
200,000	America Movil S.A.B. de C.V.	3.13%		07/16/2022	196,991
500,000	Ardagh Packaging Finance, Inc.	6.00%	^	02/15/2025	503,750
3,200,000	Axiata SPV2 BHD	3.47%		11/19/2020	3,211,946
600,000	Banco de Costa Rica	5.25%		08/12/2018	605,220
2,000,000	Banco de Credito del Peru	2.25%		10/25/2019	1,976,900
1,300,000	Banco de Credito del Peru	5.38%		09/16/2020	1,366,209
2,206,000	Banco de Credito e Inversiones	4.00%		02/11/2023	2,231,891

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	89

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)	March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
200,000	Banco de Reservas de la Republica Dominicana	7.00%	^	02/01/2023	210,000
200,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	210,000
900,000	Banco del Estado de Chile	4.13%		10/07/2020	918,515
800,000	Banco del Estado de Chile	2.67%	^	01/08/2021	785,068
800,000	Banco del Estado de Chile	3.88%		02/08/2022	809,182
3,000,000	Banco International del Peru S.A.A.	5.75%		10/07/2020	3,150,000
500,000	Banco Latinoamericano do Comercio Exterior S.A.	3.25%		05/07/2020	498,125
451,000	Banco Nacional de Costa Rica	4.88%		11/01/2018	452,128
300,000	Banco Santander	3.88%		09/20/2022	303,159
1,890,000	Banco Santander (5 Year CMT Rate + 4.58%)	5.95%		01/30/2024	1,931,580
1,300,000	Bancolombia S.A.	6.13%		07/26/2020	1,379,625
200,000	Banistmo S.A.	3.65%	^	09/19/2022	192,250
500,000	BBVA Banco Continental S.A.	5.00%		08/26/2022	525,100
800,000	BDO Unibank, Inc.	2.63%		10/24/2021	778,690
3,150,000	BDO Unibank, Inc.	2.95%		03/06/2023	3,030,728
500,000	Bharat Petroleum Corporation Ltd.	4.63%		10/25/2022	517,600
2,200,000	Bharti Airtel Ltd.	5.13%		03/11/2023	2,242,416
1,500,000	Bharti Airtel Ltd.	4.38%		06/10/2025	1,457,168
2,400,000	BPRL International Singapore Pte Ltd.	4.38%		01/18/2027	2,368,745
50,000	Camposol S.A.	10.50%	^	07/15/2021	53,625
348,000	Celulosa Arauco y Constitucion S.A.	7.25%		07/29/2019	365,820
605,000	Celulosa Arauco y Constitucion S.A.	5.00%		01/21/2021	631,051
500,000	Celulosa Arauco y Constitucion S.A.	4.75%		01/11/2022	516,341
705,000	CEVA Group PLC	7.00%	^	03/01/2021	694,425
200,000	CK Hutchison International Ltd.	2.25%	^	09/29/2020	195,759
200,000	CK Hutchison International Ltd.	2.88%	^	04/05/2022	196,242
500,000	CK Hutchison International Ltd.	2.88%		04/05/2022	490,604
400,000	CK Hutchison International Ltd.	2.75%		03/29/2023	385,765
300,000	CK Hutchison International Ltd.	2.75%	^	03/29/2023	289,324
1,500,000	CK Hutchison International Ltd.	3.50%	^	04/05/2027	1,453,994
600,000	CNOOC Finance Ltd.	4.25%		01/26/2021	614,934
900,000	CNOOC Finance Ltd.	3.88%		05/02/2022	907,775
2,800,000	CNOOC Finance Ltd.	3.50%		05/05/2025	2,709,454
200,000	CNPC General Capital Ltd.	2.70%		11/25/2019	198,840
600,000	CNPC General Capital Ltd.	3.95%		04/19/2022	611,045
1,200,000	CNPC General Capital Ltd.	3.40%		04/16/2023	1,188,097
2,200,000	CNPC Overseas Capital Ltd.	4.50%		04/28/2021	2,278,678
150,000	Coca-Cola Femsa S.A.B. de C.V.	3.88%		11/26/2023	153,571
3,700,000	Corpbanca S.A.	3.88%		09/22/2019	3,733,284
400,000	Cosan Overseas Ltd.	8.25%	†	05/05/2018	405,700
120,000	DAE Funding LLC	5.00%	^	08/01/2024	113,850
1,000,000	DBS Group Holdings Ltd. (3 Month LIBOR USD + 0.62%)	2.37%		07/25/2022	1,005,440
1,600,000	DBS Group Holdings Ltd. (3 Month LIBOR USD + 0.62%)	2.37%	^	07/25/2022	1,608,704
2,000,000	DBS Group Holdings Ltd. (5 Year Swap Rate USD + 2.39%)	3.60%	†	09/07/2021	1,938,938
320,000	Delek & Avner Tamar Bond Ltd.	5.41%	^	12/30/2025	326,563
200,000	Digicel Ltd.	8.25%		09/30/2020	173,000
2,000,000	Digicel Ltd.	7.13%		04/01/2022	1,567,500
1,100,000	ECL S.A.	5.63%		01/15/2021	1,160,446

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
3,800,000	Ecopetrol SA	7.63%		07/23/2019	4,024,200
2,607,000	Embotelladora Andina S.A.	5.00%		10/01/2023	2,749,903
1,297,055	ENA Norte Trust	4.95%		04/25/2023	1,333,048
200,000	Export-Import Bank of India	3.13%		07/20/2021	197,789
2,200,000	Export-Import Bank of India	4.00%		01/14/2023	2,203,069
485,000	FMG Resources Ltd.	4.75%	^	05/15/2022	480,756
500,000	Fomento Economico Mexicano S.A.B. de C.V.	2.88%		05/10/2023	487,585
2,000,000	Fondo Mivivienda S.A.	3.38%		04/02/2019	2,006,000
1,300,000	Fondo Mivivienda S.A.	3.50%		01/31/2023	1,277,250
400,000	Fondo Mivivienda S.A.	3.50%	^	01/31/2023	393,000
335,000	GFL Environmental, Inc.	5.38%	^	03/01/2023	329,975
1,700,000	Global Bank Corporation	5.13%		10/30/2019	1,736,040
1,000,000	Global Bank Corporation	4.50%	^	10/20/2021	1,009,600
1,500,000	Global Bank Corporation	4.50%		10/20/2021	1,514,400
2,600,000	Gohl Capital Ltd.	4.25%		01/24/2027	2,560,844
400,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	390,325
440,116	Guanay Finance Ltd.	6.00%		12/15/2020	451,271
625,000	GW Honos Security Corporation	8.75%	^	05/15/2025	656,250
1,200,000	Hutchison Whampoa International Ltd.	3.25%		11/08/2022	1,190,823
300,000	Indian Oil Corporation Ltd.	5.63%		08/02/2021	319,180
3,300,000	Indian Oil Corporation Ltd.	5.75%		08/01/2023	3,578,899
1,200,000	Industrial Senior Trust	5.50%		11/01/2022	1,199,100
310,000	Intelsat Jackson Holdings S.A.	5.50%		08/01/2023	251,875
120,000	Intelsat Jackson Holdings S.A.	9.75%	^	07/15/2025	112,350
300,000	Inversiones CMPC S.A.	6.13%		11/05/2019	313,908
1,711,000	Inversiones CMPC S.A.	4.50%		04/25/2022	1,760,656
605,000	Kronos Acquisition Holdings, Inc.	9.00%	^	08/15/2023	576,262
144,000	Magnesita Finance Ltd.	8.63%	†	04/30/2018	145,044
3,787,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	3,798,626
1,000,000	MARB BondCo PLC	7.00%	^	03/15/2024	943,750
400,000	Marfrig Holdings Europe B.V.	8.00%	^	06/08/2023	404,000
600,000	MEG Energy Corporation	7.00%	^	03/31/2024	498,000
700,000	New Red Finance, Inc.	5.00%	^	10/15/2025	670,040
200,000	OAS Financial Ltd. (5 Year CMT Rate + 8.19%)	8.88%	†Ω	04/30/2018	21,000
800,000	ONGC Videsh Ltd.	2.88%		01/27/2022	773,794
3,000,000	ONGC Videsh Ltd.	3.75%		07/27/2026	2,871,795
4,200,000	Oversea-Chinese Banking Corporation (5 Year Swap Rate USD + 2.20%)	4.00%		10/15/2024	4,232,180
2,105,000	Panama Metro Line SP	0.00%	^	12/05/2022	1,903,972
2,100,000	Panama Metro Line SP	0.00%		12/05/2022	1,899,450
500,000	Petrobras Global Finance B.V.	7.25%		03/17/2044	511,250
2,200,000	Petronas Capital Ltd.	3.50%		03/18/2025	2,175,712
1,660,000	Petronas Global Sukuk Ltd.	2.71%		03/18/2020	1,649,044
460,000	Precision Drilling Corporation	7.13%	^	01/15/2026	456,550
1,500,000	PSA International Ltd.	3.88%		02/11/2021	1,543,243
3,950,000	Reliance Holdings, Inc.	5.40%		02/14/2022	4,176,248
900,000	SACI Falabella	3.75%		04/30/2023	893,699
1,000,000	Singtel Group Treasury	4.50%		09/08/2021	1,046,431
1,200,000	Sinopec Group Overseas Development Ltd.	2.25%	^	09/13/2020	1,173,726
2,800,000	Sinopec Group Overseas Development Ltd.	2.75%		09/29/2026	2,544,794
100,000	Sixsigma Networks Mexico S.A. de C.V.	8.25%	^	11/07/2021	105,750
2,300,000	SP PowerAssets Ltd.	2.70%		09/14/2022	2,258,104
1,500,000	Telefonica Chile S.A.	3.88%		10/12/2022	1,499,609
385,000	Telesat LLC	8.88%	^	11/15/2024	423,500
4,200,000	Temasek Financial Ltd.	2.38%		01/23/2023	4,072,386
800,000	Tencent Holdings Ltd.	3.38%		05/02/2019	804,569
300,000	Tencent Holdings Ltd.	2.88%		02/11/2020	299,543

90	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,200,000	Tencent Holdings Ltd. (3 Month LIBOR USD + 0.61%)	2.34%	^	01/19/2023	2,203,894
375,000	Teva Pharmaceutical Finance B.V.	6.75%	^	03/01/2028	370,657
400,000	Transelec S.A.	4.63%		07/26/2023	418,254
1,400,000	Transportadora de Gas del Peru S.A.	4.25%		04/30/2028	1,398,250
1,500,000	Transportadora de Gas Internacional S.A.	5.70%		03/20/2022	1,526,250
265,000	Travelport Corporate Finance PLC	6.00%	^	03/15/2026	266,656
500,000	Union Bank of the Philippines	3.37%		11/29/2022	487,058
1,500,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 2.00%)	3.75%		09/19/2024	1,511,205
2,400,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 2.24%)	3.50%		09/16/2026	2,380,414
2,200,000	UPL Corporation	3.25%		10/13/2021	2,158,365

	Total Foreign Corporate Bonds (Cost $156,044,879)				153,025,364

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 3.0%
300,000	Chile Government International Bond	2.25%		10/30/2022	288,150
2,500,000	Chile Government International Bond	3.13%		03/27/2025	2,456,250
2,800,000	Chile Government International Bond	3.13%		01/21/2026	2,746,800
800,000	Costa Rica Government International Bond	10.00%		08/01/2020	896,600
3,600,000	Indonesia Government International Bond	4.88%		05/05/2021	3,760,859
1,400,000	Israel Government International Bond	4.00%		06/30/2022	1,450,435
1,900,000	Israel Government International Bond	3.15%		06/30/2023	1,898,904
1,200,000	Israel Government International Bond	2.88%		03/16/2026	1,156,764
3,000,000	Malaysia Sovereign Sukuk BHD	3.04%		04/22/2025	2,946,390
250,000	Malaysia Sukuk Global BHD	3.18%		04/27/2026	245,006
1,200,000	Mexico Government International Bond	4.00%		10/02/2023	1,231,050
800,000	Mexico Government International Bond	4.15%		03/28/2027	809,800
700,000	Mexico Government International Bond	3.75%		01/11/2028	677,775
2,000,000	Panama Government International Bond	5.20%		01/30/2020	2,089,000
1,900,000	Panama Government International Bond	4.00%		09/22/2024	1,955,100
600,000	Panama Government International Bond	3.88%		03/17/2028	606,000
1,000,000	Perusahaan Penerbit	4.15%		03/29/2027	991,250
1,700,000	Perusahaan Penerbit	4.15%	^	03/29/2027	1,685,125
2,500,000	Philippine Government International Bond	4.00%		01/15/2021	2,564,007
3,800,000	Philippine Government International Bond	4.20%		01/21/2024	3,962,222
1,750,000	Wakala Global Sukuk BHD	4.65%		07/06/2021	1,848,193

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $37,054,349)				36,265,680

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 9.0%

	Americold LLC,
159,000	Series 2010-ARTA-C	6.81%	^	01/14/2029	170,568

	AREIT Trust,
2,326,000	Series 2018-CRE1-AS (1 Month LIBOR USD + 1.25%, 1.25% Floor)	2.75%	^	02/15/2035	2,331,473
1,524,000	Series 2018-CRE1-B (1 Month LIBOR USD + 1.65%, 1.65% Floor)	3.15%	^	02/15/2035	1,529,581

	Atrium Hotel Portfolio Trust,
1,532,000	Series 2017-ATRM-E (1 Month LIBOR USD + 3.05%)	4.83%	^	12/15/2036	1,520,749

	BANK,
25,612,906	Series 2017-BNK5-XA	1.10%	# I/O	06/15/2060	1,796,907

	Barclays Commercial Mortgage Securities LLC,
1,259,000	Series 2014-BXO-E (1 Month LIBOR USD + 3.75%, 2.56% Floor)	5.53%	^	08/15/2027	1,262,078
11,318,334	Series 2017-C1-XA	1.52%	# I/O	02/15/2050	1,141,035
203,000	Series 2017-DELC-C (1 Month LIBOR USD + 1.20%)	2.98%	^	08/15/2036	202,857
231,000	Series 2017-DELC-D (1 Month LIBOR USD + 1.70%)	3.48%	^	08/15/2036	230,457
485,000	Series 2017-DELC-E (1 Month LIBOR USD + 2.50%)	4.28%	^	08/15/2036	484,457
465,000	Series 2017-DELC-F (1 Month LIBOR USD + 3.50%)	5.28%	^	08/15/2036	465,373

	BBCMS Mortgage Trust,
1,430,000	Series 2017-GLKS-E (1 Month LIBOR USD + 2.85%, 2.75% Floor)	4.63%	^	11/15/2034	1,430,379
956,000	Series 2018-TALL-E (1 Month LIBOR USD + 2.44%)	4.21%	^	03/15/2037	951,172

	BB-UBS Trust,
1,430,000	Series 2012-TFT-TE	3.56%	#^	06/05/2030	1,298,889

	Bear Stearns Commercial Mortgage Securities, Inc.,
250,000	Series 2007-T26-AJ	5.52%	#	01/12/2045	236,789

	Bsprt Issuer Ltd.,
794,000	Series 2017-FL1-B (1 Month LIBOR USD + 2.40%)	4.18%	^	06/15/2027	800,152

	BX Commercial Mortgage Trust,
487,000	Series 2018-BIOA-D (1 Month LIBOR USD + 1.32%, 1.35% Floor)	2.97%	^	03/15/2037	484,946
1,218,000	Series 2018-BIOA-E (1 Month LIBOR USD + 1.95%, 1.98% Floor)	3.60%	^	03/15/2037	1,212,460

	BX Trust,
479,318	Series 2017-APPL-D (1 Month LIBOR USD + 2.05%, 2.05% Floor)	3.83%	^	07/15/2034	481,744
742,491	Series 2017-APPL-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	4.93%	^	07/15/2034	748,603
508,000	Series 2017-SLCT-D (1 Month LIBOR USD + 2.05%)	3.83%	^	07/15/2034	509,758
836,000	Series 2017-SLCT-E (1 Month LIBOR USD + 3.15%)	4.93%	^	07/15/2034	841,242

	CD Commercial Mortgage Trust,
13,222,967	Series 2017-CD3-XA	1.04%	# I/O	02/10/2050	940,842

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	91

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)	March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	CFCRE Commercial Mortgage Trust,
7,524,437	Series 2016-C4-XA	1.75%	# I/O	05/10/2058	768,212
9,651,412	Series 2017-C8-XA	1.67%	# I/O	06/15/2050	1,015,960
22,058,000	Series 2018-TAN-X	1.63%	#^ I/O	02/15/2033	1,589,910

	CGDBB Commercial Mortgage Trust,
563,000	Series 2017-BIOC-D (1 Month LIBOR USD + 1.60%, 1.60% Floor)	3.38%	^	07/15/2032	564,145
788,000	Series 2017-BIOC-E (1 Month LIBOR USD + 2.15%, 2.25% Floor)	3.93%	^	07/15/2032	787,853

	CGGS Commercial Mortgage Trust,
1,711,000	Series 2018-WSS-D (1 Month LIBOR USD + 2.30%)	4.05%	^	02/15/2037	1,718,624
44,178,000	Series 2018-WSS-XCP	1.04%	#^ I/O	02/15/2037	605,327

	CHT Mortgage Trust,
940,000	Series 2017-CSMO-E (1 Month LIBOR USD + 3.00%, 3.00% Floor)	4.78%	^	11/15/2036	947,630
501,000	Series 2017-CSMO-F (1 Month LIBOR USD + 3.74%, 3.80% Floor)	5.52%	^	11/15/2036	505,245

	Citigroup Commercial Mortgage Trust,
84,000	Series 2008-C7-AM	6.19%	#	12/10/2049	83,929
100,000	Series 2014-GC21-D	4.84%	#^	05/10/2047	88,558
1,821,484	Series 2014-GC25-XA	1.03%	# I/O	10/10/2047	98,375
200,000	Series 2015-GC27-D	4.43%	#^	02/10/2048	170,429
3,302,744	Series 2016-P4-XA	2.00%	# I/O	07/10/2049	388,316
530,000	Series 2018-TBR-E (1 Month LIBOR USD + 2.80%, 2.90% Floor)	4.58%	^	12/15/2036	532,456
505,000	Series 2018-TBR-F (1 Month LIBOR USD + 3.65%, 3.75% Floor)	5.43%	^	12/15/2036	508,336

	CLNS Trust,
571,000	Series 2017-IKPR-D (1 Month LIBOR USD + 2.05%, 2.05% Floor)	3.79%	^	06/11/2032	573,113
571,000	Series 2017-IKPR-E (1 Month LIBOR USD + 3.50%, 3.50% Floor)	5.24%	^	06/11/2032	575,435
571,000	Series 2017-IKPR-F (1 Month LIBOR USD + 4.50%, 4.50% Floor)	6.24%	^	06/11/2032	576,568

	COBALT Commercial Mortgage Trust,
1,140,658	Series 2007-C2-AJFX	5.57%	#	04/15/2047	1,151,988

	Commercial Mortgage Pass-Through Certificates,
440,000	Series 2012-CR4-C	4.44%	#^	10/15/2045	399,306
1,187,000	Series 2012-CR4-D	4.57%	#^	10/15/2045	701,667
3,068,173	Series 2013-CR10-XA	0.87%	# I/O	08/10/2046	86,999
2,000,000	Series 2013-CR11-D	5.17%	#^	08/10/2050	1,885,868
1,565,000	Series 2013-LC13-D	5.09%	#^	08/10/2046	1,526,303
1,291,353	Series 2014-CR17-XA	1.12%	# I/O	05/10/2047	56,654
100,000	Series 2014-CR19-C	4.72%	#	08/10/2047	100,584
125,000	Series 2014-CR20-C	4.50%	#	11/10/2047	125,467
375,000	Series 2015-CR22-D	4.12%	#^	03/10/2048	314,321
300,000	Series 2015-CR23-D	4.25%	#	05/10/2048	247,462
8,160,956	Series 2015-CR27-XA	1.15%	# I/O	10/10/2048	465,159
2,425,919	Series 2015-DC1-XA	1.14%	# I/O	02/10/2048	124,470
815,000	Series 2015-LC21-C	4.31%	#	07/10/2048	799,246
406,000	Series 2015-LC23-C	4.65%	#	10/10/2048	400,130
3,584,233	Series 2016-DC2-XA	1.06%	# I/O	02/10/2049	215,734

	Commercial Pass-Through Certificates,
13,303,876	Series 2015-CR25-XA	0.94%	# I/O	08/10/2048	696,872
13,380,513	Series 2015-LC21-XA	0.84%	# I/O	07/10/2048	512,763

	Credit Suisse Commercial Mortgage Trust,
304,371	Series 2007-C1-AM	5.42%		02/15/2040	310,690

	Credit Suisse Mortgage Capital Certificates,
2,018,458	Series 2014-USA-X1	0.55%	#^ I/O	09/15/2037	67,129

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	CSAIL Commercial Mortgage Trust,
2,684,192	Series 2015-C1-XA	0.94%	# I/O	04/15/2050	123,784

	CSMC Trust,
1,229,000	Series 2017-CHOP-E (1 Month LIBOR USD + 3.30%, 3.30% Floor)	5.08%	^	07/15/2032	1,234,025

	FORT LLC,
536,000	Series 2016-1A-B (1 Month LIBOR USD + 2.75%, 2.75% Floor)	4.61%	^	05/21/2036	539,280

	FREMF Mortgage Trust,
376,699	Series 2016-KF22-B (1 Month LIBOR USD + 5.05%, 5.05% Floor)	6.72%	^	07/25/2023	380,287

	GE Commercial Mortgage Corporation Trust,
399,200	Series 2007-C1-AM	5.61%	#	12/10/2049	402,942

	GMAC Commercial Mortgage Securities Trust,
406,000	Series 2004-C3-D	5.04%	#	12/10/2041	407,363
564,000	Series 2004-C3-E	5.14%	#^	12/10/2041	553,007

	Grace Mortgage Trust,
100,000	Series 2014-GRCE-A	3.37%	^	06/10/2028	101,128

	Great Wolf Trust,
424,000	Series 2017-WOLF-D (1 Month LIBOR USD + 2.10%, 1.00% Floor)	4.03%	^	09/15/2034	426,541
657,000	Series 2017-WOLF-E (1 Month LIBOR USD + 3.10%, 1.00% Floor)	5.03%	^	09/15/2034	662,924
350,000	Series 2017-WOLF-F (1 Month LIBOR USD + 4.07%, 1.00% Floor)	6.00%	^	09/15/2034	353,547

	GS Mortgage Securities Corporation,
2,957,521	Series 2013-GC10-XA	1.55%	# I/O	02/10/2046	171,469
3,617,224	Series 2014-GC20-XA	1.00%	# I/O	04/10/2047	167,329
9,008,385	Series 2014-GC24-XA	0.83%	# I/O	09/10/2047	339,634

	GS Mortgage Securities Trust,
257,000	Series 2013-GC13-D	4.09%	#^	07/10/2046	236,492
7,379,564	Series 2015-GS1-XA	0.82%	# I/O	11/10/2048	366,481
7,381,373	Series 2016-GS2-XA	1.67%	# I/O	05/10/2049	696,055

	GSCCRE Commercial Mortgage Trust,
1,056,000	Series 2015-HULA-D (1 Month LIBOR USD + 3.75%)	5.53%	^	08/15/2032	1,062,798

	Hunt Ltd.,
1,263,000	Series 2017-FL1-C (1 Month LIBOR USD + 2.40%)	4.18%	^	08/15/2034	1,273,488

	IMT Trust,
556,000	Series 2017-APTS-EFL (1 Month LIBOR USD + 2.15%)	3.93%	^	06/15/2034	557,568
556,000	Series 2017-APTS-FFL (1 Month LIBOR USD + 2.85%)	4.63%	^	06/15/2034	558,309

	JP Morgan Chase Commercial Mortgage Securities Corporation,
171,317	Series 2006-LDP9-AM	5.37%		05/15/2047	172,512
648,998	Series 2007-C1-AM	5.75%	#	02/15/2051	647,732
159,194	Series 2007-CB18-AM	5.47%	#	06/12/2047	158,843
100,000	Series 2014-DSTY-A	3.43%	^	06/10/2027	100,065
150,000	Series 2014-PHH-D (1 Month LIBOR USD + 2.65%)	4.43%	^	08/15/2027	150,169
322,000	Series 2017-FL10-B (1 Month LIBOR USD + 1.00%, 1.00% Floor)	2.78%	^	06/15/2032	324,864
243,000	Series 2017-FL10-C (1 Month LIBOR USD + 1.25%, 1.25% Floor)	3.03%	^	06/15/2032	245,841
786,000	Series 2017-FL10-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	3.68%	^	06/15/2032	792,083

92	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	JP Morgan Chase Commercial Mortgage Securities Corporation, (Cont.)
340,000	Series 2017-MAUI-C (1 Month LIBOR USD + 1.25%, 1.25% Floor)	2.97%	^	07/15/2034	341,250
320,000	Series 2017-MAUI-D (1 Month LIBOR USD + 1.95%, 1.95% Floor)	3.67%	^	07/15/2034	321,892
283,000	Series 2017-MAUI-E (1 Month LIBOR USD + 2.95%, 2.95% Floor)	4.67%	^	07/15/2034	285,244
398,000	Series 2017-MAUI-F (1 Month LIBOR USD + 3.75%, 3.75% Floor)	5.47%	^	07/15/2034	401,924

	JP Morgan Chase Commercial Mortgage Securities Trust,
412,000	Series 2004-CBX-D	5.10%	#	01/12/2037	418,795
1,266,000	Series 2006-LDP9-AMS	5.34%		05/15/2047	1,262,822
495,975	Series 2007-LD11-AM	5.95%	#	06/15/2049	504,726
262,881	Series 2007-LDPX-AM	5.46%	#	01/15/2049	262,610
543,000	Series 2014-FRR1-A707	4.35%	^	01/27/2047	539,913
929,050	Series 2015-FL7-C (1 Month LIBOR USD + 2.85%, 2.85% Floor)	4.63%	^	05/15/2028	931,375
1,476,000	Series 2015-JP1-F	4.74%	#^Þ	01/15/2049	1,039,796
883,000	Series 2015-MAR7-D	5.23%	^	06/05/2032	881,490
399,106	Series 2016-ASH-B (1 Month LIBOR USD + 2.15%, 2.15% Floor)	3.93%	^	10/15/2034	399,979
225,112	Series 2016-ASH-C (1 Month LIBOR USD + 2.75%, 2.75% Floor)	4.53%	^	10/15/2034	225,837
6,402,112	Series 2016-JP4-XA	0.81%	# I/O	12/15/2049	275,261
1,431,000	Series 2016-WIKI-E	4.01%	#^	10/05/2031	1,393,997
594,000	Series 2016-WPT-E (1 Month LIBOR USD + 5.00%)	6.78%	^	10/15/2033	601,044

	JPMBB Commercial Mortgage Securities Trust,
318,000	Series 2013-C15-D	5.08%	#^	11/15/2045	309,140
1,965,611	Series 2014-C18-XA	0.96%	# I/O	02/15/2047	77,124
1,209,776	Series 2014-C21-XA	1.06%	# I/O	08/15/2047	60,565
100,000	Series 2014-C23-C	4.46%	#	09/15/2047	101,009
150,000	Series 2014-C25-C	4.45%	#	11/15/2047	148,444
425,000	Series 2014-C26-C	4.42%	#	01/15/2048	419,066
6,800,753	Series 2015-C29-XA	0.92%	# I/O	05/15/2048	223,067
5,622,720	Series 2015-C31-XA	0.98%	# I/O	08/15/2048	282,875
470,000	Series 2015-C33-C	4.62%	#	12/15/2048	475,830
9,211,022	Series 2016-C4-XA	0.84%	# I/O	12/15/2049	512,089

	LCCM,
2,532,000	Series 2017-LC26-C	4.71%	^	07/12/2050	2,498,730

	LSTAR Commercial Mortgage Trust,
4,572,661	Series 2016-4-XA	1.95%	#^ I/O	03/10/2049	332,948
18,746,473	Series 2017-5-X	1.23%	#^ I/O	03/10/2050	894,889

	Merrill Lynch Mortgage Trust,
542,000	Series 2007-C1-AM	5.81%	#	06/12/2050	547,376

	Morgan Stanley Bank of America Merrill Lynch Trust,
100,000	Series 2014-C18-C	4.49%	#	10/15/2047	97,893
500,000	Series 2014-C19-C	4.00%		12/15/2047	480,583
500,000	Series 2015-C20-C	4.46%	#	02/15/2048	489,144
1,664,000	Series 2015-C20-D	3.07%	^	02/15/2048	1,287,751
180,000	Series 2015-C21-C	4.16%	#	03/15/2048	174,163
360,000	Series 2015-C23-C	4.13%	#	07/15/2050	351,609
550,000	Series 2015-C26-D	3.06%	^	10/15/2048	443,392
274,000	Series 2015-C27-C	4.53%	#	12/15/2047	261,938

	Morgan Stanley Capital Trust,
393,000	Series 2017-ASHF-D (1 Month LIBOR USD + 2.20%, 2.20% Floor)	3.98%	^	11/15/2034	395,158
590,000	Series 2017-ASHF-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	4.93%	^	11/15/2034	589,343
447,000	Series 2017-ASHF-F (1 Month LIBOR USD + 4.35%, 4.35% Floor)	6.13%	^	11/15/2034	450,105

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Morgan Stanley Capital Trust, (Cont.)
679,000	Series 2017-CLS-E (1 Month LIBOR USD + 1.95%, 1.95% Floor)	3.73%	^	11/15/2034	682,660
755,000	Series 2017-CLS-F (1 Month LIBOR USD + 2.60%, 2.60% Floor)	4.38%	^	11/15/2034	757,828

	Morgan Stanley Capital, Inc.,
73,686	Series 2007-HQ11-AJ	5.51%	#	02/12/2044	73,616
150,000	Series 2014-MP-D	3.69%	#^	08/11/2033	149,168
11,441,391	Series 2016-UB12-XA	0.82%	# I/O	12/15/2049	545,906
1,651,000	Series 2017-PRME-D (1 Month LIBOR USD + 3.40%, 3.40% Floor)	5.18%	^	02/15/2034	1,657,886

	Motel 6 Trust,
1,151,601	Series 2017-MTL6-D (1 Month LIBOR USD + 2.15%, 2.15% Floor)	3.93%	^	08/15/2034	1,159,743

	MSCG Trust,
648,000	Series 2016-SNR-C	5.21%	^	11/15/2034	650,080

	PFP Ltd.,
907,578	Series 2017-4-C (1 Month LIBOR USD + 2.25%, 2.25% Floor)	4.03%	^	07/14/2035	909,673

	RAIT Trust,
1,194,000	Series 2017-FL7-B (1 Month LIBOR USD + 1.60%, 1.60% Floor)	3.38%	^	06/15/2037	1,194,620

	Resource Capital Ltd.,
931,249	Series 2017-CRE5-B (1 Month LIBOR USD + 2.00%)	3.79%	^	07/15/2034	932,057

	RRX Trust,
2,000,000	Series 2014-1A-A	0.00%	^ P/O	08/26/2044	1,994,012

	Sutherland Commercial Mortgage Loans LLC,
345,439	Series 2015-SBC4-A	4.00%	^	06/25/2039	343,519

	Tharaldson Hotel Portfolio Trust,
1,584,000	Series 2018-THL-E (1 Month LIBOR USD + 3.18%, 3.10% Floor)	4.92%	^	11/11/2034	1,593,313

	UBS Commercial Mortgage Trust,
1,097,000	Series 2018-C8-C	4.71%	#	02/15/2051	1,094,252
16,029,924	Series 2018-C8-XA	0.90%	# I/O	02/15/2051	1,091,537

	UBS-Barclays Commercial Mortgage Trust,
571,000	Series 2013-C6-D	4.32%	# ^	04/10/2046	510,271

	UBS-Citigroup Commercial Mortgage Trust,
931,000	Series 2011-C1-D	6.05%	# ^	01/10/2045	988,079

	Wachovia Bank Commercial Mortgage Trust,
542,457	Series 2006-C25-F	5.19%	#	05/15/2043	541,001
161,863	Series 2006-C26-AM	6.00%	#	06/15/2045	162,287
46,707	Series 2006-C27-AJ	5.83%	#	07/15/2045	46,846
94,289	Series 2006-C28-AJ	5.63%	#	10/15/2048	95,387
848,677	Series 2007-C31-AJ	5.66%	#	04/15/2047	862,705
208,069	Series 2007-C33-AM	6.01%	#	02/15/2051	213,635

	Wells Fargo Commercial Mortgage Trust,
500,000	Series 2014-LC16-D	3.94%	^	08/15/2050	412,678
200,000	Series 2015-C27-C	3.89%		02/15/2048	188,762
400,000	Series 2015-C28-C	4.13%	#	05/15/2048	383,810
10,703,909	Series 2015-C30-XA	0.95%	# I/O	09/15/2058	575,002
540,000	Series 2015-C31-C	4.61%	#	11/15/2048	548,857
5,879,391	Series 2015-C31-XA	1.09%	# I/O	11/15/2048	356,786
2,678,644	Series 2015-NXS1-XA	1.17%	# I/O	05/15/2048	145,902
8,809,467	Series 2015-NXS2-XA	0.77%	# I/O	07/15/2058	320,983
411,000	Series 2015-NXS4-C	4.60%	#	12/15/2048	419,313
2,743,822	Series 2016-C33-XA	1.80%	# I/O	03/15/2059	264,889
15,671,105	Series 2017-C38-XA	1.09%	# I/O	07/15/2050	1,156,097
3,133,815	Series 2017-RC1-XA	1.56%	# I/O	01/15/2060	304,141
569,000	Series 2017-SMP-C (1 Month LIBOR USD + 1.20%, 1.20% Floor)	3.10%	^	12/15/2034	569,766

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	93

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)	March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Wells Fargo Commercial Mortgage Trust, (Cont.)
342,000	Series 2017-SMP-D (1 Month LIBOR USD + 1.65%, 1.65% Floor)	3.55%	^	12/15/2034	342,785
1,063,000	Series 2017-SMP-E (1 Month LIBOR USD + 2.25%, 2.25% Floor)	4.15%	^	12/15/2034	1,065,553
1,052,000	Series 2018-BXI-E (1 Month LIBOR USD + 2.16%)	3.93%	^	12/15/2036	1,051,515

	WF-RBS Commercial Mortgage Trust,
1,192,000	Series 2012-C6-D	5.58%	#^	04/15/2045	1,164,495
1,066,647	Series 2012-C9-D	4.80%	#^	11/15/2045	1,013,847
4,047,912	Series 2014-C21-XA	1.11%	# I/O	08/15/2047	197,343
5,008,754	Series 2016-NXS6-XA	1.65%	# I/O	11/15/2049	466,749

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $109,949,328)				107,757,844

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS19.0%

	ACE Securities Corporation Home Equity Loan Trust,
5,064,069	Series 2007-HE1-A2A (1 Month LIBOR USD + 0.09%, 0.09% Floor)	1.96%		01/25/2037	3,737,113

	Ajax Mortgage Loan Trust,
3,593,227	Series 2016-1-A	4.25%	^§	07/25/2047	3,553,178
3,261,055	Series 2016-C-A	4.00%	^§	10/25/2057	3,278,873
6,742,853	Series 2017-C-A	3.75%	^§	07/25/2060	6,662,602

	APS Resecuritization Trust,
8,189,372	Series 2015-3-1MZ (12 Month US Treasury Average + 0.96%, 0.96% Floor)	2.01%	^Þ	10/27/2046	6,694,816

	Banc of America Funding Corporation,
750,000	Series 2005-B-3M1 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 11.00% Cap)	2.27%		04/20/2035	712,309

	Bear Stearns Alt-A Trust,
1,618,247	Series 2006-4-22A1	3.57%	#	08/25/2036	1,460,527

	Bear Stearns ARM Trust,
3,312,188	Series 2006-2-2A1	3.72%	#	07/25/2036	3,310,819

	Chase Mortgage Finance Trust,
3,110,585	Series 2007-S4-A4 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	2.47%		06/25/2037	1,855,859

	CHL Mortgage Pass-Through Trust,
9,139,674	Series 2007-14-A19	6.00%		09/25/2037	8,370,181
8,410,207	Series 2007-9-A1	5.75%		07/25/2037	7,769,692
7,483,975	Series 2007-9-A13	5.75%		07/25/2037	6,936,306

	CIM Trust,
13,420,000	Series 2017-3RR-B2	12.40%	#^Þ	01/27/2057	14,575,804

	Citigroup Mortgage Loan Trust, Inc.,
3,966,812	Series 2006-AMC1-A1 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	2.02%	^	09/25/2036	3,834,449
7,353,470	Series 2006-AR6-2A3 (1 Month LIBOR USD + 0.25%, 0.25% Floor)	2.12%		09/25/2036	7,102,543

	CitiMortgage Alternative Loan Trust,
11,255,201	Series 2007-A5-1A1	6.00%		05/25/2037	10,814,419
1,644,661	Series 2007-A5-1A10	5.75%		05/25/2037	1,563,288

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Countrywide Alternative Loan Trust,
608,195	Series 2005-75CB-A3	5.50%		01/25/2036	548,652
774,090	Series 2006-23CB-2A2	6.50%		08/25/2036	515,340
552,044	Series 2007-15CB-A7	6.00%		07/25/2037	503,744
789,006	Series 2008-1R-2A3	6.00%		08/25/2037	620,974

	Countrywide Home Loans,
650,909	Series 2005-HYB9-3A2A (12 Month LIBOR USD + 1.75%, 1.75% Floor, 11.00% Cap)	3.46%		02/20/2036	579,300
466,716	Series 2007-14-A15	6.50%		09/25/2037	437,241
1,113,985	Series 2007-HY1-1A1	3.70%	#	04/25/2037	1,098,614

	Credit Suisse First Boston Mortgage Backed Trust,
424,852	Series 2006-2-A5A	6.08%	ß	09/25/2036	265,485

	Credit Suisse First Boston Mortgage Securities Corporation,
821,814	Series 2005-10-6A9	5.50%		11/25/2035	699,596
422,108	Series 2005-9-5A9	5.50%		10/25/2035	381,765

	Credit Suisse Mortgage Capital Certificates,
1,500,000	Series 2011-12R-3A5	3.57%	#^Þ	07/27/2036	1,503,014
350,781	Series 2011-5R-6A9	3.48%	#^	11/27/2037	354,902

	Credit Suisse Mortgage Trust,
4,420,587	Series 2017-1A-A	4.50%	^	03/25/2021	4,440,895
3,546,578	Series 2017-6R1-A1 (1 Month LIBOR USD + 2.55%)	3.21%	^	03/06/2047	3,585,662

	CSMC Trust,
3,084,302	Series 2015-RPL3-A1	3.75%	^§	12/25/2056	3,091,022
6,830,177	Series 2017-12R-A1 (1 Month LIBOR USD + 1.45%)	3.02%	^	10/25/2046	6,901,227

	Deutsche Mortgage & Asset Receiving Corporation,
227,638	Series 2014-RS1-1A2	6.97%	#^Þ	07/27/2037	206,214

	Deutsche Securities, Inc.,
472,338	Series 2006-AB4-A1A	6.01%	#	10/25/2036	449,326

	Impac Secured Assets Trust,
1,115,429	Series 2006-5-1A1C (1 Month LIBOR USD + 0.27%, 0.27% Floor, 11.50% Cap)	2.14%		02/25/2037	954,396

	IndyMac Mortgage Loan Trust,
2,810,408	Series 2004-AR4-3A	3.59%	#	08/25/2034	2,790,322
2,546,208	Series 2006-AR19-2A1	3.47%	#	08/25/2036	2,301,699
16,239,936	Series 2007-FLX6-1A1 (1 Month LIBOR USD + 0.25%, 0.25% Floor)	2.12%		09/25/2037	15,617,147

	JP Morgan Mortgage Trust,
691,951	Series 2005-S3-1A2	5.75%		01/25/2036	595,310
1,072,101	Series 2007-A2-4A1M	3.61%	#	04/25/2037	1,014,060

	Lehman Mortgage Trust,
205,038	Series 2006-1-1A3	5.50%		02/25/2036	179,210

	Lehman XS Trust,
10,728,076	Series 2006-GP3-1A1 (1 Month LIBOR USD + 0.20%, 0.20% Floor)	2.07%		06/25/2046	10,344,550

	MASTR Adjustable Rate Mortgages Trust,
216,699	Series 2006-2-2A1	3.70%	#	04/25/2036	200,127

	Merrill Lynch Alternative Note Asset Trust,
419,760	Series 2007-F1-2A7	6.00%		03/25/2037	339,700

	Merrill Lynch Mortgage Investors Trust,
922,516	Series 2006-AF1-AF2C	6.25%		08/25/2036	754,116

	Morgan Stanley Mortgage Loan Trust,
194,030	Series 2005-7-4A1	5.50%		11/25/2035	184,524
139,220	Series 2006-2-2A4	5.75%		02/25/2036	139,749
517,062	Series 2006-2-7A1	5.46%	#	02/25/2036	459,733
704,333	Series 2007-8XS-A1	5.75%	#	04/25/2037	510,267

94	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Morgan Stanley Resecuritization Trust,
10,922,174	Series 2013-R7-8B (12 Month US Treasury Average + 0.96%, 0.96% Floor)	2.16%	^Þ	12/26/2046	9,315,628

	New Century Home Equity Loan Trust,
5,312,333	Series 2006-1-A2B (1 Month LIBOR USD + 0.18%, 0.18% Floor, 12.50% Cap)	2.05%		05/25/2036	4,985,351

	Pretium Mortgage Credit Partners LLC,
5,961,259	Series 2017-NPL2-A1	3.25%	^§	03/28/2057	5,941,554

	PRPM LLC,
2,748,819	Series 2017-1A-A1	4.25%	^§	01/25/2022	2,755,712

	Residential Accredit Loans, Inc.,
322,949	Series 2006-QS10-A9	6.50%		08/25/2036	303,830
693,981	Series 2006-QS12-2A3	6.00%		09/25/2036	660,959

	Residential Asset Securitization Trust,
2,297,576	Series 2005-A15-5A2	5.75%		02/25/2036	1,800,183
471,177	Series 2006-A2-A11	6.00%		01/25/2046	358,684

	RFMSI Trust,
7,658,601	Series 2006-S8-A10	6.00%		09/25/2036	7,282,087

	Soundview Home Loan Trust,
7,431,560	Series 2007-OPT1-2A2 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	2.02%		06/25/2037	5,458,114

	Structured Adjustable Rate Mortgage Loan Trust,
3,890,159	Series 2005-22-4A1	3.73%	#	12/25/2035	3,744,981

	TBW Mortgage Backed Pass Through,
13,972,365	Series 2006-3-4A1 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 7.50% Cap)	2.27%		07/25/2036	2,312,843
13,972,456	Series 2006-3-4A3 (-1 x 1 Month LIBOR USD + 7.10%, 7.10% Cap)	5.23%	I/F I/O	07/25/2036	3,573,891

	Towd Point Mortgage Trust,
2,229,627	Series 2015-2-1A13	2.50%	#^	11/25/2060	2,197,736

	Verus Securitization,
3,000,802	Series 2017-1A-A3	3.72%	#^	01/25/2047	3,036,688

	VOLT LLC,
1,497,918	Series 2017-NPL1-A1	3.50%	^§	02/25/2047	1,498,301
4,984,672	Series 2017-NPL7-A1	3.25%	^§	06/25/2047	4,975,936
9,279,956	Series 2017-NPL8-A1	3.13%	^§	06/25/2047	9,255,363

	Washington Mutual Mortgage Pass-Through Certificates,
1,190,919	Series 2006-2-4CB	6.00%		03/25/2036	1,160,557

	Wells Fargo Alternative Loan Trust,
877,882	Series 2007-PA5-1A1	6.25%		11/25/2037	855,197

	Wells Fargo Mortgage Backed Securities Trust,
175,345	Series 2007-2-1A15	5.75%		03/25/2037	174,089
98,393	Series 2007-3-1A4	6.00%		04/25/2037	98,481

	WinWater Mortgage Loan Trust,
1,832,939	Series 2016-1-2A3	3.00%	#^	12/20/2030	1,809,055

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $228,344,704)				228,355,881

US CORPORATE BONDS 5.1%
605,000	AK Steel Corporation	6.38%		10/15/2025	573,237
550,000	Albertson’s Holdings LLC	5.75%		03/15/2025	471,790
505,000	Alliant Holdings Intermediate LLC	8.25%	^	08/01/2023	521,412
550,000	Altice US Finance Corporation	5.38%	^	07/15/2023	558,525
570,000	AMC Merger, Inc.	8.00%	^	05/15/2025	537,225

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
725,000	American Axle & Manufacturing, Inc.	6.63%		10/15/2022	751,281
410,000	American Axle & Manufacturing, Inc.	6.25%		03/15/2026	407,827
535,000	Argos Merger Sub, Inc.	7.13%	^	03/15/2023	306,287
650,000	Ascend Learning LLC	6.88%	^	08/01/2025	669,500
960,000	AssuredPartners, Inc.	7.00%	^	08/15/2025	950,400
470,000	Avantor, Inc.	6.00%	^	10/01/2024	468,825
280,000	Avantor, Inc.	9.00%	^	10/01/2025	274,925
615,000	B&G Foods, Inc.	5.25%		04/01/2025	574,256
595,000	Beacon Escrow Corporation	4.88%	^	11/01/2025	569,712
585,000	BlueLine Rental Finance Corporation	9.25%	^	03/15/2024	628,688
725,000	Boyne USA, Inc.	7.25%	^	05/01/2025	747,656
365,000	Brand Energy & Infrastructure Services, Inc.	8.50%	^	07/15/2025	382,337
660,000	Builders FirstSource, Inc.	5.63%	^	09/01/2024	665,775
380,000	BWAY Holding Company	5.50%	^	04/15/2024	383,325
265,000	Calpine Corporation	5.75%		01/15/2025	243,137
280,000	CB Escrow Corporation	8.00%	^	10/15/2025	262,150
565,000	Cengage Learning, Inc.	9.50%	^	06/15/2024	436,462
615,000	Centene Corporation	4.75%		01/15/2025	601,162
630,000	Cheniere Energy Partners LP	5.25%	^	10/01/2025	622,912
295,000	Cincinnati Bell, Inc.	7.00%	^	07/15/2024	265,500
685,000	CNX Midstream Partners LP	6.50%	^	03/15/2026	677,294
405,000	CommScope, Inc.	5.00%	^	06/15/2021	412,087
285,000	Constellation Merger Sub, Inc.	8.50%	^	09/15/2025	277,162
695,000	COTY, Inc.	6.50%	^	04/15/2026	700,212
675,000	CRC Issuer LLC	5.25%	^	10/15/2025	648,796
285,000	CSI Compressco LP	7.50%	^	04/01/2025	288,562
275,000	Dana Financing Ltd.	5.75%	^	04/15/2025	280,844
350,000	DJO Finance, LLC	8.13%	^	06/15/2021	352,625
630,000	Eldorado Resorts, Inc.	6.00%		04/01/2025	642,600
505,000	Embarq Corporation	8.00%		06/01/2036	478,487
795,000	Ensemble S Merger Sub, Inc.	9.00%	^	09/30/2023	838,725
70,000	EP Energy LLC	9.38%	^	05/01/2024	50,137
616,000	ESH Hospitality, Inc.	5.25%	^	05/01/2025	600,785
295,000	Exterran Energy Solutions LP	8.13%	^	05/01/2025	313,437
330,000	Extraction Oil & Gas, Inc.	5.63%	^	02/01/2026	312,262
410,000	First Data Corporation	7.00%	^	12/01/2023	432,037
415,000	First Data Corporation	5.75%	^	01/15/2024	419,150
640,000	Flex Acquisition Company, Inc.	6.88%	^	01/15/2025	634,800
350,000	Foresight Energy LLC	11.50%	^	04/01/2023	285,250
160,000	Frontier Communications Corporation	8.50%		04/15/2020	161,400
200,000	Frontier Communications Corporation	8.50%	^	04/01/2026	194,500
627,000	FTS International, Inc.	6.25%		05/01/2022	631,702
400,000	Gannett Company, Inc.	4.88%	^	09/15/2021	404,000
595,000	Genesys Telecommunications Laboratories, Inc.	10.00%	^	11/30/2024	661,937
280,000	GLP Capital LP	5.38%		04/15/2026	284,900
430,000	Golden Nugget, Inc.	6.75%	^	10/15/2024	434,300
595,000	GTT Communications, Inc.	7.88%	^	12/31/2024	599,462
680,000	Gulfport Energy Corporation	6.38%		05/15/2025	657,050
655,000	Hess Infrastructure Partners LP	5.63%	^	02/15/2026	646,812
630,000	Hexion, Inc.	10.38%	^	02/01/2022	612,675
450,000	Icahn Enterprises Finance Corporation	6.25%		02/01/2022	459,000
445,000	Icahn Enterprises Finance Corporation	6.38%		12/15/2025	448,338
385,000	Indigo Natural Resources LLC	6.88%	^	02/15/2026	364,788
545,000	Informatica LLC	7.13%	^	07/15/2023	546,363
545,000	inVentiv Group Holdings, Inc.	7.50%	^	10/01/2024	581,788
625,000	IRB Holding Corporation	6.75%	^	02/15/2026	614,125

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	95

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)	March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
335,000	Iridium Communications, Inc.	10.25%	^	04/15/2023	345,050
650,000	JBS USA Finance, Inc.	7.25%	^	06/01/2021	658,938
15,000	JBS USA Finance, Inc.	7.25%	^	06/01/2021	15,206
260,000	JBS USA Finance, Inc.	6.75%	^	02/15/2028	249,925
295,000	Jeld-Wen, Inc.	4.63%	^	12/15/2025	283,938
305,000	KAR Auction Services, Inc.	5.13%	^	06/01/2025	304,238
545,000	Kennedy-Wilson, Inc.	5.88%	^	04/01/2024	542,956
180,000	Kratos Defense & Security Solutions, Inc.	6.50%	^	11/30/2025	186,525
300,000	Level 3 Communications, Inc.	5.75%		12/01/2022	300,564
595,000	Level 3 Financing, Inc.	5.38%		01/15/2024	581,244
205,000	Live Nation Entertainment, Inc.	5.63%	^	03/15/2026	208,075
640,000	LTF Merger Sub, Inc.	8.50%	^	06/15/2023	672,800
560,000	Match Group, Inc.	5.00%	^	12/15/2027	553,000
575,000	Matthews International Corporation	5.25%	^	12/01/2025	567,813
675,000	MGM Growth Properties LP	4.50%		01/15/2028	636,390
280,000	Moss Creek Resources Holdings, Inc.	7.50%	^	01/15/2026	283,416
780,000	MPH Acquisition Holdings LLC	7.13%	^	06/01/2024	807,300
695,000	MPT Operating Partnership LP	5.00%		10/15/2027	683,046
395,000	Nabors Industries, Inc.	5.75%	^	02/01/2025	373,275
610,000	Navient Corporation	6.50%		06/15/2022	631,350
335,000	Nexstar Escrow Corporation	5.63%	^	08/01/2024	329,037
705,000	NextEra Energy Operating Partners LP	4.50%	^	09/15/2027	667,106
570,000	NFP Corporation	6.88%	^	07/15/2025	568,575
290,000	NGL Energy Finance Corporation	7.50%		11/01/2023	292,175
155,000	Noble Holding International Ltd.	7.88%	^	02/01/2026	152,869
660,000	NVA Holdings, Inc.	6.88%	^	04/01/2026	666,600
235,000	OPE KAG Finance Sub, Inc.	7.88%	^	07/31/2023	242,050
340,000	Par Petroleum Finance Corporation	7.75%	^	12/15/2025	341,700
605,000	Peabody Securities Finance Corporation	6.00%	^	03/31/2022	619,369
125,000	PetSmart, Inc.	5.88%	^	06/01/2025	90,938
665,000	Pilgrim’s Pride Corporation	5.75%	^	03/15/2025	647,544
110,000	PISCES MIDCO, Inc.	8.00%	^	04/15/2026	110,000
345,000	Plastipak Holdings, Inc.	6.25%	^	10/15/2025	345,863
505,000	Platform Specialty Products Corporation	5.88%	^	12/01/2025	494,269
285,000	Polaris Intermediate Corporation (PIK 9.25%)	8.50%	^	12/01/2022	291,415
545,000	Post Holdings, Inc.	5.50%	^	03/01/2025	538,188
405,000	Prime Security Services Borrower LLC	9.25%	^	05/15/2023	439,931
330,000	QEP Resources, Inc.	5.25%		05/01/2023	319,288
285,000	QEP Resources, Inc.	5.63%		03/01/2026	270,038
290,000	Radiate Finance, Inc.	6.63%	^	02/15/2025	270,425
440,000	Riverbed Technology, Inc.	8.88%	^	03/01/2023	419,650
340,000	Sanchez Energy Corporation	6.13%		01/15/2023	249,688
540,000	Select Medical Corporation	6.38%		06/01/2021	550,125
394,000	Sirius XM Radio, Inc.	5.38%	^	07/15/2026	390,060
610,000	Six Flags Entertainment Corporation	4.88%	^	07/31/2024	595,513
370,000	Solera Finance, Inc.	10.50%	^	03/01/2024	413,475
360,000	Springleaf Finance Corporation	6.88%		03/15/2025	362,250
320,000	Sprint Capital Corporation	6.88%		11/15/2028	299,600
465,000	Sprint Corporation	7.13%		06/15/2024	454,538
200,000	SRC Energy, Inc.	6.25%	^	12/01/2025	201,500
635,000	Starwood Property Trust, Inc.	4.75%	^	03/15/2025	620,713
300,000	SunCoke Energy Partners Finance Corporation	7.50%	^	06/15/2025	310,500
320,000	Sunoco LP	5.50%	^	02/15/2026	309,600

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
345,000	Tapstone Energy Finance Corporation	9.75%	^	06/01/2022	288,075
450,000	Team Health Holdings, Inc.	6.38%	^	02/01/2025	388,170
645,000	Tempo Acquisition Finance Corporation	6.75%	^	06/01/2025	645,806
695,000	Tempur Sealy International, Inc.	5.50%		06/15/2026	670,675
145,000	Tenet Healthcare Corporation	8.13%		04/01/2022	151,706
515,000	THC Escrow Corporation	7.00%	^	08/01/2025	508,563
195,000	T-Mobile USA, Inc.	4.50%		02/01/2026	187,444
555,000	TransDigm, Inc.	6.38%		06/15/2026	560,550
295,000	TransMontaigne Partners LP	6.13%		02/15/2026	297,213
504,000	Transocean Proteus Ltd.	6.25%	^	12/01/2024	514,710
285,000	Trident Merger Sub, Inc.	6.63%	^	11/01/2025	278,588
400,000	Triumph Group, Inc.	7.75%		08/15/2025	411,000
490,000	Universal Hospital Services, Inc.	7.63%		08/15/2020	496,125
510,000	USA Compression Partners LP	6.88%	^	04/01/2026	518,925
210,000	Valeant Pharmaceuticals International, Inc.	7.00%	^	03/15/2024	219,713
165,000	Valeant Pharmaceuticals International, Inc.	5.50%	^	11/01/2025	161,246
345,000	Valeant Pharmaceuticals International, Inc.	9.25%	^	04/01/2026	344,569
840,000	Viking Cruises Ltd.	5.88%	^	09/15/2027	798,000
250,000	Vine Oil & Gas Finance Corporation	8.75%	^	04/15/2023	233,750
515,000	Vizient, Inc.	10.38%	^	03/01/2024	572,938
410,000	Waste Pro, Inc.	5.50%	^	02/15/2026	405,900
150,000	Weatherford International Ltd.	9.88%		02/15/2024	137,625
30,000	Weatherford International Ltd.	9.88%	^	03/01/2025	27,141
475,000	WellCare Health Plans, Inc.	5.25%		04/01/2025	477,969
645,000	Whiting Petroleum Corporation	6.63%	^	01/15/2026	650,644
155,000	Xerium Technologies, Inc.	9.50%		08/15/2021	160,038

	Total US Corporate Bonds (Cost $63,042,326)				61,689,422

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 0.3%

	Federal Home Loan Mortgage Corporation,
3,381,530	Series 3926-HS (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	4.67%	I/F I/O	09/15/2041	481,324
598,125	Series 4390-NY	3.00%		06/15/2040	597,368
711,874	Series 4471-GA	3.00%		02/15/2044	705,813

	Federal Home Loan Mortgage Corporation Pass-Thru,
6,430,660	Series K722-X1	1.31%	# I/O	03/25/2023	339,204

	Federal National Mortgage Association,
1,187,091	Series 2015-59-A	3.00%		06/25/2041	1,179,246

	Total US Government and Agency Mortgage Backed Obligations (Cost $3,382,308)				3,302,955

96	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2018

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT AND AGENCY OBLIGATIONS 4.3%
51,841,297	United States Treasury Inflation Indexed Bonds	0.13%		04/15/2021	51,398,859

	Total US Government and Agency Obligations (Cost $52,055,229)				51,398,859

AFFILIATED MUTUAL FUNDS 3.7%
4,120,005	DoubleLine Global Bond Fund (Class I)				44,125,249

	Total Affiliated Mutual Funds (Cost $42,050,000)				44,125,249

EXCHANGE TRADED FUNDS AND COMMON STOCKS 0.0%
2,784	Frontera Energy Corporation*				77,819
756	SandRidge Energy, Inc.*				10,970

	Total Exchange Traded Funds and Common Stocks (Cost $498,091)				88,789

SHORT TERM INVESTMENTS 13.9%
55,714,575	BlackRock Liquidity Funds FedFund - Institutional Shares	1.53%	♦		55,714,575
55,714,574	Fidelity Institutional Money Market Government Portfolio - Class I	1.47%	♦		55,714,574
55,714,575	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	1.56%	♦		55,714,575

	Total Short Term Investments (Cost $167,143,724)				167,143,724

	Total Investments 100.5% (Cost $1,212,602,416)				1,208,537,703
	Liabilities in Excess of Other Assets (0.5)%				(5,953,325)

	NET ASSETS 100.0%				$1,202,584,378

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	19.0%
Collateralized Loan Obligations	16.2%
Short Term Investments	13.9%
Foreign Corporate Bonds	12.7%
Bank Loans	9.6%
Non-Agency Commercial Mortgage Backed Obligations	9.0%
US Corporate Bonds	5.1%
US Government and Agency Obligations	4.3%
Asset Backed Obligations	3.7%
Affiliated Mutual Funds	3.7%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	3.0%
US Government and Agency Mortgage Backed Obligations	0.3%
Exchange Traded Funds and Common Stocks	0.0%	~
Other Assets and Liabilities	(0.5)%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	19.0%
Collateralized Loan Obligations	16.2%
Short Term Investments	13.9%
Non-Agency Commercial Mortgage Backed Obligations	9.0%
Banking	4.5%
US Government and Agency Obligations	4.3%
Energy	4.3%
Asset Backed Obligations	3.7%
Affiliated Mutual Funds	3.7%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	3.0%
Telecommunications	1.8%
Healthcare	1.7%
Business Equipment and Services	1.4%
Electronics/Electric	1.3%
Transportation	1.3%
Technology	0.9%
Media	0.9%
Leisure	0.8%
Containers and Glass Products	0.7%
Hotels/Motels/Inns and Casinos	0.7%
Utilities	0.7%
Industrial Equipment	0.7%
Finance	0.6%
Chemicals/Plastics	0.5%
Automotive	0.4%
Aerospace & Defense	0.4%
Consumer Products	0.4%
Insurance	0.4%
Retailers (other than Food/Drug)	0.4%
Conglomerates	0.3%
Food Products	0.3%
Food Service	0.3%
Pulp & Paper	0.3%
US Government and Agency Mortgage Backed Obligations	0.3%
Construction	0.2%
Real Estate	0.2%
Pharmaceuticals	0.2%
Mining	0.2%
Food/Drug Retailers	0.2%
Building and Development (including Steel/Metals)	0.2%
Commercial Services	0.1%
Cosmetics/Toiletries	0.1%
Environmental Control	0.0%	~
Chemical Products	0.0%	~
Beverage and Tobacco	0.0%	~
Other Assets and Liabilities	(0.5)%

	100.0%

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	97

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)	March 31, 2018

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2018, the value of these securities amounted to $474,548,132 or 39.5% of net assets.

#	Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of March 31, 2018.

±	Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of March 31, 2018.

†	Perpetual Maturity

I/O	Interest only security

P/O	Principal only security

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

&	Unfunded or partially unfunded loan commitment. At March 31, 2018, the value of these securities amounted to $760,842 or 0.1% of net assets.

PIK	A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

ß	The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of March 31, 2018.

§	The interest rate will step up if the issuer does not redeem the bond by an expected redemption date. The interest rate shown is the rate in effect as of March 31, 2018.

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

¥	Illiquid security

Þ	Value determined using significant unobservable inputs.
*	Non-income producing security

♦	Seven-day yield as of March 31, 2018

~	Represents less than 0.05% of net assets.

A summary of the DoubleLine Flexible Income Fund’s investments in affiliated mutual funds for the year ended March 31, 2018 is as follows:

Fund	Value at March 31, 2017	Gross Purchases	Gross Sales	Shares Held at March 31, 2018	Value at March 31, 2018	Change in Unrealized for the Year Ended March 31, 2018	Dividend Income Earned in the Year Ended March 31, 2018	Net Realized Gain (Loss) in the Year Ended March 31, 2018
DoubleLine Global Bond Fund (Class I)	$27,517,456	$14,500,000	$—	4,120,005	$44,125,249	$2,107,793	$434,618	$—

98	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Low Duration Emerging Markets Fixed Income Fund	March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 76.8%

BRAZIL 0.0%
600,000	OAS Investments GMBH	8.25%	Ω	10/19/2019	63,000

					63,000

CHILE 8.5%
4,800,000	Banco del Estado de Chile	3.88%		02/08/2022	4,855,095
200,000	Banco Santander	2.50%	^	12/15/2020	196,250
600,000	Banco Santander	3.88%		09/20/2022	606,319
600,000	Celulosa Arauco y Constitucion S.A.	4.75%		01/11/2022	619,609
1,400,000	Corpbanca S.A.	3.88%		09/22/2019	1,412,594
2,245,000	ECL S.A.	5.63%		01/15/2021	2,368,364
1,637,229	Guanay Finance Ltd.	6.00%		12/15/2020	1,678,722
2,620,000	Inversiones CMPC S.A.	4.50%		04/25/2022	2,696,037
400,000	SACI Falabella	3.75%		04/30/2023	397,200
2,120,000	Telefonica Chile S.A.	3.88%		10/12/2022	2,119,448

					16,949,638

CHINA 10.2%
1,500,000	Alibaba Group Holding Ltd.	2.50%		11/28/2019	1,489,867
300,000	Alibaba Group Holding Ltd.	3.13%		11/28/2021	299,416
3,500,000	CNOOC Finance Ltd.	2.63%		05/05/2020	3,462,621
1,080,000	CNOOC Finance Ltd.	3.88%		05/02/2022	1,089,330
3,000,000	CNPC General Capital Ltd.	2.75%		05/14/2019	2,993,423
2,200,000	CNPC General Capital Ltd.	3.95%		04/19/2022	2,240,497
1,020,000	Sinopec Group Overseas Development Ltd.	2.13%		05/03/2019	1,010,592
2,426,000	Sinopec Group Overseas Development Ltd.	2.50%		04/28/2020	2,390,502
900,000	Sinopec Group Overseas Development Ltd.	2.00%	^	09/29/2021	862,124
200,000	Sinopec Group Overseas Development Ltd.	2.00%		09/29/2021	191,583
200,000	Sinopec Group Overseas Development Ltd.	3.00%	^	04/12/2022	195,506
500,000	Tencent Holdings Ltd.	3.38%		05/02/2019	502,856
3,600,000	Tencent Holdings Ltd.	2.88%		02/11/2020	3,594,511

					20,322,828

COLOMBIA 3.2%
2,400,000	Empresas Publicas de Medellin E.S.P.	7.63%		07/29/2019	2,550,000
3,700,000	Transportadora de Gas Internacional S.A.	5.70%		03/20/2022	3,764,750

					6,314,750

COSTA RICA 1.0%
1,200,000	Banco de Costa Rica	5.25%		08/12/2018	1,210,440
720,000	Banco Nacional de Costa Rica	4.88%		11/01/2018	721,800

					1,932,240

GUATEMALA 0.8%
1,500,000	Agromercantil Senior Trust	6.25%		04/10/2019	1,530,945

					1,530,945

HONG KONG 2.4%
2,300,000	CK Hutchison International Ltd.	2.88%		04/05/2022	2,256,780
2,600,000	CK Hutchison International Ltd.	2.88%	^	04/05/2022	2,551,143

					4,807,923

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
INDIA 14.4%
4,200,000	Adani Ports & Special Economic Zone Ltd.	3.50%		07/29/2020	4,180,932
3,270,000	Bharat Petroleum Corporation Ltd.	4.63%		10/25/2022	3,385,104
1,800,000	Bharti Airtel Ltd.	5.13%		03/11/2023	1,834,704
200,000	Export-Import Bank of India	2.75%		04/01/2020	197,872
1,500,000	Export-Import Bank of India	3.13%		07/20/2021	1,483,420
1,000,000	Export-Import Bank of India (3 Month LIBOR USD + 1.00%)	2.89%		08/21/2022	998,875
3,360,000	Indian Oil Corporation Ltd.	5.63%		08/02/2021	3,574,818
2,760,000	Oil India Ltd.	3.88%		04/17/2019	2,778,807
3,000,000	ONGC Videsh Ltd.	3.25%		07/15/2019	2,995,050
2,020,000	ONGC Videsh Ltd.	2.88%		01/27/2022	1,953,829
3,600,000	Reliance Holdings, Inc.	4.50%		10/19/2020	3,698,168
1,250,000	Reliance Holdings, Inc.	5.40%		02/14/2022	1,321,597
400,000	UPL Corporation	3.25%		10/13/2021	392,430

					28,795,606

ISRAEL 2.7%
2,976,000	Delek & Avner Tamar Bond Ltd.	4.44%	^	12/30/2020	2,992,844
2,400,000	Israel Electric Corporation Ltd.	5.63%		06/21/2018	2,412,264

					5,405,108

JAMAICA 0.4%
900,000	Digicel Ltd.	8.25%		09/30/2020	778,500

					778,500

MALAYSIA 6.2%
4,300,000	Axiata SPV2 BHD	3.47%		11/19/2020	4,316,052
900,000	IOI Investment BHD	4.38%		06/27/2022	918,845
2,500,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	2,507,675
4,720,000	Petronas Global Sukuk Ltd.	2.71%		03/18/2020	4,688,848

					12,431,420

MEXICO 6.8%
500,000	America Movil S.A.B. de C.V.	5.00%		03/30/2020	517,191
3,900,000	America Movil S.A.B. de C.V.	3.13%		07/16/2022	3,841,316
4,600,000	Banco Santander (5 Year CMT Rate + 4.58%)	5.95%		01/30/2024	4,701,200
500,000	Coca-Cola Femsa S.A.B. de C.V.	4.63%		02/15/2020	514,389
1,000,000	Comision Federal de Electricidad	4.88%		05/26/2021	1,032,500
2,500,000	Grupo Bimbo S.A.B. de C.V.	4.88%		06/30/2020	2,592,980
500,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	487,907

					13,687,483

PANAMA 4.7%
2,000,000	Banco Latinoamericano do Comercio Exterior S.A.	3.25%		05/07/2020	1,992,500
3,285,873	ENA Norte Trust	4.95%		04/25/2023	3,377,056
600,000	Global Bank Corporation	5.13%		10/30/2019	612,720
2,200,000	Panama Metro Line SP	0.00%	^	12/05/2022	1,989,900
1,600,000	Panama Metro Line SP	0.00%		12/05/2022	1,447,200

					9,419,376

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	99

Schedule of Investments DoubleLine Low Duration Emerging Markets Fixed Income Fund (Cont.)	March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
PERU 4.5%
3,000,000	Banco de Credito del Peru	5.38%		09/16/2020	3,152,790
3,600,000	Banco International del Peru S.A.A.	5.75%		10/07/2020	3,780,000
1,500,000	Fondo Mivivienda S.A.	3.38%		04/02/2019	1,504,500
220,927	Interoceanica Finance Ltd.	0.00%		11/30/2018	217,060
454,116	Peru Enhanced Pass-Through Finance Ltd.	0.00%		05/31/2018	449,348

					9,103,698

PHILIPPINES 1.9%
1,875,000	BDO Unibank, Inc.	2.63%		10/24/2021	1,825,054
1,050,000	BDO Unibank, Inc.	2.95%		03/06/2023	1,010,243
1,000,000	Union Bank of the Philippines	3.37%		11/29/2022	974,116

					3,809,413

SINGAPORE 9.1%
4,000,000	DBS Group Holdings Ltd. (5 Year Swap Rate USD + 2.39%)	3.60%	†	12/29/2049	3,877,876
4,500,000	Oversea-Chinese Banking Corporation (5 Year Swap Rate USD + 2.20%)	4.00%		10/15/2024	4,534,479
2,300,000	PSA International Ltd.	4.63%		09/11/2019	2,359,662
100,000	PSA International Ltd.	3.88%		02/11/2021	102,883
1,500,000	SP PowerAssets Ltd.	2.70%		09/14/2022	1,472,676
1,000,000	Temasek Financial Ltd.	2.38%		01/23/2023	969,616
2,400,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 2.00%)	3.75%		09/19/2024	2,417,928
2,400,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 2.24%)	3.50%		09/16/2026	2,380,414
200,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.65%)	2.88%		03/08/2027	193,039

					18,308,573

	Total Foreign Corporate Bonds (Cost $156,164,622)				153,660,501

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 21.7%

CHILE 3.9%
6,800,000	Chile Government International Bond	2.25%		10/30/2022	6,531,400
1,240,000	Chile International Government Bond	3.25%		09/14/2021	1,249,145

					7,780,545

COSTA RICA 0.7%
1,380,000	Costa Rica Government International Bond	10.00%		08/01/2020	1,546,635

					1,546,635

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
DOMINICAN REPUBLIC 1.4%
2,600,000	Dominican Republic International Bond	7.50%		05/06/2021	2,771,418

					2,771,418

INDONESIA 3.6%
660,000	Indonesia Government International Bond	6.13%		03/15/2019	682,387
3,000,000	Indonesia Government International Bond	4.88%		05/05/2021	3,134,049
3,360,000	Indonesia Government International Bond	3.70%		01/08/2022	3,375,355

					7,191,791

ISRAEL 1.8%
3,500,000	Israel Government International Bond	4.00%		06/30/2022	3,626,088

					3,626,088

MALAYSIA 1.4%
2,625,000	Wakala Global Sukuk BHD	4.65%		07/06/2021	2,772,289

					2,772,289

MEXICO 1.0%
2,000,000	Mexico Government International Bond	3.63%		03/15/2022	2,036,880

					2,036,880

PANAMA 2.1%
4,000,000	Panama Government International Bond	5.20%		01/30/2020	4,178,000

					4,178,000

PHILIPPINES 3.6%
7,000,000	Philippine Government International Bond	4.00%		01/15/2021	7,179,221

					7,179,221

POLAND 2.2%
4,200,000	Republic of Poland Government International Bond	5.13%		04/21/2021	4,467,540

					4,467,540

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $44,331,983)				43,550,407

EXCHANGE TRADED FUNDS AND COMMON STOCKS 0.2%
12,734	Frontera Energy Corporation *				355,926

	Total Exchange Traded Funds and Common Stocks (Cost $2,337,448)				355,926

SHORT TERM INVESTMENTS 0.4%
244,391	BlackRock Liquidity Funds FedFund - Institutional Shares	1.53%	♦		244,391
244,392	Fidelity Institutional Money Market Government Portfolio - Class I	1.47%	♦		244,392

100	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2018

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
244,392	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	1.56%	♦		244,392

	Total Short Term Investments (Cost $733,175)				733,175

	Total Investments 99.1% (Cost $203,567,228)				198,300,009
	Other Assets in Excess of Liabilities 0.9%				1,730,132

	NET ASSETS 100.0%				$200,030,141

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Foreign Corporate Bonds	76.8%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	21.7%
Short Term Investments	0.4%
Exchange Traded Funds and Common Stocks	0.2%
Other Assets and Liabilities	0.9%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Banking	24.3%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	21.7%
Energy	21.1%
Transportation	9.8%
Telecommunications	6.7%
Utilities	4.9%
Technology	2.9%
Conglomerates	2.4%
Consumer Products	1.8%
Pulp & Paper	1.7%
Finance	0.5%
Short Term Investments	0.4%
Containers and Glass Products	0.3%
Chemical Products	0.2%
Retailers (other than Food/Drug)	0.2%
Chemicals/Plastics	0.2%
Construction	0.0%	~
Other Assets and Liabilities	0.9%

	100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
India	14.4%
Chile	12.4%
China	10.2%
Singapore	9.1%
Mexico	7.8%
Malaysia	7.6%
Panama	6.8%
Philippines	5.5%
Peru	4.5%
Israel	4.5%
Indonesia	3.6%
Colombia	3.4%
Hong Kong	2.4%
Poland	2.2%
Costa Rica	1.7%
Dominican Republic	1.4%
Guatemala	0.8%
Jamaica	0.4%
United States	0.4%
Brazil	0.0%	~
Other Assets and Liabilities	0.9%

	100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2018, the value of these securities amounted to $8,787,767 or 4.4% of net assets.

♦	Seven-day yield as of March 31, 2018

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

†	Perpetual Maturity

*	Non-income producing security

~	Represents less than 0.05% of net assets.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	101

Schedule of Investments DoubleLine Long Duration Total Return Bond Fund	March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 77.3%

	Federal Home Loan Mortgage Corporation,
1,711,601	Series 4057-ZB	3.50%		06/15/2042	1,685,932
1,711,601	Series 4057-ZC	3.50%		06/15/2042	1,685,288
1,158,720	Series 4194-ZL	3.00%		04/15/2043	1,078,454
2,590,370	Series 4204-QZ	3.00%		05/15/2043	2,378,910
1,776,039	Series 4206-LZ	3.50%		05/15/2043	1,752,139
653,087	Series 4210-Z	3.00%		05/15/2043	604,703
345,022	Series 4226-GZ	3.00%		07/15/2043	321,752
2,487,666	Series 4390-NZ	3.00%		09/15/2044	2,276,556
2,204,555	Series 4417-PZ	3.00%		12/15/2044	2,030,869
2,942,761	Series 4420-CZ	3.00%		12/15/2044	2,694,844
2,160,091	Series 4440-ZD	2.50%		02/15/2045	1,863,494
1,061,513	Series 4460-KB	3.50%		03/15/2045	1,067,471
2,182,646	Series 4461-LZ	3.00%		03/15/2045	1,976,216

	Federal National Mortgage Association,
2,100,000	Series 2012-128-UC	2.50%		11/25/2042	1,805,794
1,711,601	Series 2012-68-ZA	3.50%		07/25/2042	1,684,435
2,438,034	Series 2012-92-AZ	3.50%		08/25/2042	2,422,274
3,176,664	Series 2013-127-MZ	3.00%		12/25/2043	2,944,548
535,684	Series 2013-66-ZK	3.00%		07/25/2043	468,134
1,770,874	Series 2013-74-ZH	3.50%		07/25/2043	1,742,402
1,293,316	Series 2014-42-BZ	3.00%		07/25/2044	1,195,561
1,500,000	Series 2014-67-HD	3.00%		10/25/2044	1,452,773
904,000	Series 2014-68-TD	3.00%		11/25/2044	850,623
2,577,181	Series 2014-80-DZ	3.00%		12/25/2044	2,351,969
918,958	Series 2014-80-KL	2.00%		05/25/2043	703,406
3,233,400	Series 2015-16-ZY	2.50%		04/25/2045	2,721,041
2,859,864	Series 2015-52-GZ	3.00%		07/25/2045	2,602,331
1,500,000	Series 2018-21-PO	0.00%	P/O	04/25/2048	1,191,563

	Government National Mortgage Association,
528,259	Series 2013-180-LO	0.00%	P/O	11/16/2043	432,045
3,383,032	Series 2015-53-EZ	2.00%		04/16/2045	2,488,316
2,999,184	Series 2015-79-VZ	2.50%		05/20/2045	2,552,776
288,356	Series 2016-12-MZ	3.00%		01/20/2046	249,795

	Total US Government and Agency Mortgage Backed Obligations (Cost $52,435,258)				51,276,414

US GOVERNMENT AND AGENCY OBLIGATIONS 20.7%
1,900,000	Tennessee Valley Authority	5.38%		04/01/2056	2,634,411
2,700,000	Tennessee Valley Authority	4.63%		09/15/2060	3,332,706
941,490	United States Treasury Inflation Indexed Bonds	1.00%		02/15/2046	962,729

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,800,000	United States Treasury Notes	2.75%		11/15/2047	1,717,314
2,000,000	United States Treasury Notes	2.88%		08/15/2045	1,960,353
500,000	United States Treasury Notes	1.00%		05/31/2018	499,430
1,500,000	United States Treasury Notes	2.25%		02/15/2027	1,440,912
500,000	United States Treasury Notes	2.25%		11/15/2027	478,663
800,000	United States Treasury Notes	2.50%		02/15/2046	726,678

	Total US Government and Agency Obligations (Cost $13,645,756)				13,753,196

SHORT TERM INVESTMENTS 1.8%
399,623	BlackRock Liquidity Funds FedFund - Institutional Shares	1.53%	♦		399,623
399,622	Fidelity Institutional Money Market Government Portfolio - Class I	1.47%	♦		399,622
399,622	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	1.56%	♦		399,622

	Total Short Term Investments (Cost $1,198,867)				1,198,867

	Total Investments 99.8% (Cost $67,279,881)				66,228,477
	Liabilities in Excess of Other Assets 0.2%				144,192

	NET ASSETS 100.0%				$66,372,669

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Mortgage Backed Obligations	77.3%
US Government and Agency Obligations	20.7%
Short Term Investments	1.8%
Other Assets and Liabilities	0.2%

100.0%

P/O	Principal only security

♦	Seven-day yield as of March 31, 2018

Futures Contracts
Description	Long/Short	Contract Quantity	Expiration Date	Notional Amount•	Value/Unrealized Appreciation (Depreciation)
CME Ultra Long Term US Treasury Bond Future	Long	12	06/20/2018	1,925,625	$62,225

•	Notional Amount is determined based on the number of contracts multiplied by the contract size and the quoted daily settlement price in US dollars.

102	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Strategic Commodity Fund (Consolidated)	March 31, 2018

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT AND AGENCY OBLIGATIONS 20.7%
41,818,530	United States Treasury Inflation Indexed Bonds	0.13%		04/15/2018	41,874,887
16,092,300	United States Treasury Inflation Indexed Bonds	1.38%		07/15/2018	16,257,099

	Total US Government and Agency Obligations (Cost $58,020,747)				58,131,986

SHORT TERM INVESTMENTS 78.1%
9,248,163	BlackRock Liquidity Funds FedFund - Institutional Shares	1.53%	♦		9,248,163
9,248,163	Dreyfus Government Cash Management - Institutional Shares	1.50%	♦		9,248,163
62,000,000	United States Treasury Bills	0.00%	‡	04/12/2018	61,971,911
60,000,000	United States Treasury Bills	0.00%		04/19/2018	59,953,852

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
14,000,000	United States Treasury Bills	0.00%	‡	05/24/2018	13,966,719
20,000,000	United States Treasury Bills	0.00%		06/21/2018	19,925,056
22,000,000	United States Treasury Bills	0.00%	‡	07/12/2018	21,892,869
24,000,000	United States Treasury Bills	0.00%	‡	08/16/2018	23,833,299

	Total Short Term Investments (Cost $220,078,582)				220,040,032

	Total Investments 98.8% (Cost $278,099,329)				278,172,018
	Other Assets in Excess of Liabilities 1.2%				3,418,111

	NET ASSETS 100.0%				$281,590,129

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Short Term Investments	78.1%
US Government and Agency Obligations	20.7%
Other Assets and Liabilities	1.2%

100.0%

♦	Seven-day yield as of March 31, 2018

All or a portion of this security is owned by DoubleLine Strategic Commodity Ltd., which is a wholly-owned subsidiary of the DoubleLine Strategic Commodity Fund.

‡	All or a portion of this security has been pledged as collateral in connection with swaps.

Excess Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation) / Value
Long Commodity Basket Swap[j]	Bank of America Merrill Lynch	Long	0.20%	Termination	04/03/2018	100,000	$6,093
Commodity Beta Basket Swap[g]	Bank of America Merrill Lynch	Long	0.23%	Termination	04/03/2018	278,400,000	56,875
Short Commodity Basket Swap[y]	Bank of America Merrill Lynch	Short	0.00%	Termination	04/03/2018	(100,000)	4,896

							$67,864

All or a portion of this security is owned by DoubleLine Strategic Commodity Ltd., which is a wholly-owned subsidiary of the DoubleLine Strategic Commodity Fund.

j	Long Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the S&P GSCI index. At March 31, 2018, all constituents and their weightings were as follows:

Sub-Index	Ticker	Contract Valued	Value of Index	Weightings
S&P GSCI 2 Month Forward Brent Crude Oil Index ER	SG2MBRP	0.04	$27	20.5%
S&P GSCI 2 Month Forward Gas Oil Index ER	SG2MGOP	0.36	27	20.5%
S&P GSCI 2 Month Forward Crude Oil Index ER	SG2MCLP	0.07	27	20.2%
S&P GSCI 2 Month Forward Unleaded Gas Index ER	SG2MHUP	0.03	27	20.0%
S&P GSCI 2 Month Forward Cotton Index ER	SG2MCTP	0.63	25	18.8%

			$133	100.0%

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	103

Schedule of Investments DoubleLine Strategic Commodity Fund (Consolidated) (Cont.)	March 31, 2018

g	Commodity Beta Basket Swap represents a swap on a basket of commodity indices designed to approximate the broad commodity market. At March 31, 2018, all constituents and their weightings were as follows:

Index	Ticker	Contract Valued	Value of Index	Weightings
Soybean Future	S1	0.31	$97	21.3%
Electrolytic Copper Future	LP1	0.18	88	19.3%
Nickel Future	LN1	0.21	58	12.8%
Crude Oil Future	CL1	0.10	47	10.3%
Brent Crude Future	CO1	0.10	47	10.3%
Low Sulphur Gas Oil Future	QS1	0.11	23	5.1%
Gasoline RBOB Future	XB1	0.07	22	4.8%
Sugar No. 11 Future	SB1	0.16	21	4.6%
Live Cattle Future	LC1	0.12	21	4.5%
Cotton No. 2 Future	CT1	0.34	19	4.1%
NY Harbor ULSD Heating Oil Future	HO1	0.09	13	2.9%

			$456	100.0%

y	Short Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the S&P GSCI index. At March 31, 2018, all constituents and their weightings were as follows:

Sub-Index	Ticker	Contract Valued	Value of Index	Weightings
S&P GSCI 2 Month Forward Corn Index ER	SG2MCNP	0.72	$19	21.2%
S&P GSCI 2 Month Forward Natural Gas Index ER	SG2MNGP	1.37	19	21.2%
S&P GSCI 2 Month Forward Coffee Index ER	SG2MKCP	1.49	18	20.1%
S&P GSCI 2 Month Forward Sugar Index ER	SG2MSBP	0.25	18	19.0%
S&P GSCI 2 Month Forward Wheat Index ER	SG2MWHP	1.47	18	18.5%

			$92	100.0%

d	Contract value represents the number of units of the underlying constituent’s index in one unit of the custom basket index at creation. The contract value is calculated by multiplying each constituent’s weight by the starting price of the custom basket index and dividing by the starting price of the constituent’s index. The contract value will differ depending on the date the swap is initiated.

104	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Global Bond Fund	March 31, 2018

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 71.8%

AUSTRALIA 3.8%
15,150,000	AUD	Australia Government Bond	1.75%		11/21/2020	11,545,208
18,500,000	AUD	Australia Government Bond	3.25%		04/21/2025	14,900,997

						26,446,205

BELGIUM 4.0%
8,650,000	EUR	Kingdom of Belgium Government Bond	0.80%	^	06/22/2025	10,970,379
13,100,000	EUR	Kingdom of Belgium Government Bond	1.00%	^	06/22/2026	16,763,409

						27,733,788

CANADA 3.0%
9,300,000	CAD	Canadian Government Bond	2.75%		06/01/2022	7,452,597
14,000,000	CAD	Canadian Government Bond	1.50%		06/01/2023	10,615,865
3,240,000	CAD	Canadian Government Bond	2.25%		06/01/2025	2,547,022

						20,615,484

CZECH REPUBLIC 4.5%
412,000,000	CZK	Czech Republic Government Bond	0.45%		10/25/2023	19,162,078
200,000,000	CZK	Czech Republic Government Bond	5.70%		05/25/2024	12,285,593

						31,447,671

FRANCE 3.9%
17,390,000	EUR	French Republic Government Bond	0.25%		11/25/2026	20,924,147
4,600,000	EUR	French Republic Government Bond	1.00%		05/25/2027	5,868,536

						26,792,683

GERMANY 2.4%
6,500,000	EUR	Bundesrepublik Deutschland	0.50%		02/15/2026	8,153,996
4,950,000	EUR	Bundesrepublik Deutschland	0.00%		08/15/2026	5,933,130
1,900,000	EUR	Bundesrepublik Deutschland	0.25%		02/15/2027	2,313,768

						16,400,894

HUNGARY 2.2%
3,100,000,000	HUF	Hungary Government Bond	3.50%		06/24/2020	13,078,776
500,000,000	HUF	Hungary Government Bond	1.75%		10/26/2022	2,020,108

						15,098,884

IRELAND 5.2%
10,725,000	EUR	Ireland Government Bond	5.40%		03/13/2025	17,675,353
14,200,000	EUR	Ireland Government Bond	1.00%		05/15/2026	17,993,434

						35,668,787

ISRAEL 4.1%
38,450,000	ILS	Israel Government Bond	4.25%		03/31/2023	12,793,099
52,925,000	ILS	Israel Government Bond	1.75%		08/31/2025	15,628,084

						28,421,183

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
JAPAN 19.4%
700,000,000	JPY	Japan Government Ten Year Bond	0.60%		06/20/2024	6,861,447
1,210,000,000	JPY	Japan Government Ten Year Bond	0.40%		06/20/2025	11,756,212
1,287,500,000	JPY	Japan Government Ten Year Bond	0.40%		09/20/2025	12,511,286
332,000,000	JPY	Japan Government Ten Year Bond	0.30%		12/20/2025	3,204,520
1,650,000,000	JPY	Japan Government Ten Year Bond	0.10%		12/20/2026	15,656,400
1,385,000,000	JPY	Japan Government Twenty Year Bond	2.20%		09/20/2027	15,706,177
1,495,000,000	JPY	Japan Government Twenty Year Bond	2.10%		12/20/2027	16,879,036
910,000,000	JPY	Japan Government Twenty Year Bond	1.90%		12/20/2028	10,225,542
1,305,000,000	JPY	Japan Government Twenty Year Bond	1.50%		06/20/2034	14,530,872
1,300,000,000	JPY	Japan Government Twenty Year Bond	1.30%		06/20/2035	14,081,356
1,240,000,000	JPY	Japan Government Twenty Year Bond	1.20%		09/20/2035	13,236,180

						134,649,028

MEXICO 2.4%
314,300,000	MXN	Mexican Bonos	6.50%		06/09/2022	16,856,542

						16,856,542

NEW ZEALAND 3.3%
8,000,000	NZD	New Zealand Government Bond	3.00%		04/15/2020	5,912,299
3,875,000	NZD	New Zealand Government Bond	5.50%		04/15/2023	3,225,984
18,900,000	NZD	New Zealand Government Bond	2.75%		04/15/2025	13,855,802

						22,994,085

POLAND 3.6%
81,100,000	PLN	Republic of Poland Government Bond	1.50%		04/25/2020	23,720,059
5,000,000	PLN	Republic of Poland Government Bond	2.50%		01/25/2023	1,471,890

						25,191,949

PORTUGAL 3.9%
14,200,000	EUR	Portugal Obrigacoes do Tesouro OT	2.20%	^	10/17/2022	19,006,642
5,900,000	EUR	Portugal Obrigacoes do Tesouro OT	2.88%	^	10/15/2025	8,169,878

						27,176,520

SOUTH AFRICA 1.5%
59,525,000	ZAR	Republic of South Africa Government Bond	7.75%		02/28/2023	5,107,674
60,900,000	ZAR	Republic of South Africa Government Bond	8.00%		01/31/2030	5,009,348

						10,117,022

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	105

Schedule of Investments DoubleLine Global Bond Fund (Cont.)

PRINCIPAL AMOUNT/ SHARES		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SPAIN 4.6%
7,550,000	EUR	Spain Government Bond	5.85%	^	01/31/2022	11,417,630
3,550,000	EUR	Spain Government Bond	0.40%		04/30/2022	4,448,374
10,900,000	EUR	Spain Government Bond	2.75%	^	10/31/2024	15,351,684
350,000	EUR	Spain Government Bond	1.60%	^	04/30/2025	459,390

						31,677,078

		Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $457,706,514)				497,287,803

US GOVERNMENT AND AGENCY OBLIGATIONS 24.8%

UNITED STATES 24.8%
11,500,000	USD	United States Treasury Notes	0.75%		04/30/2018	11,492,582
8,500,000	USD	United States Treasury Notes	1.38%		04/30/2020	8,337,370
8,100,000	USD	United States Treasury Notes	1.63%		06/30/2020	7,974,846
7,000,000	USD	United States Treasury Notes	1.38%		08/31/2020	6,839,695
7,000,000	USD	United States Treasury Notes	2.00%		12/31/2021	6,875,544
10,000,000	USD	United States Treasury Notes	1.50%		01/31/2022	9,636,634
7,500,000	USD	United States Treasury Notes	1.75%		04/30/2022	7,278,449
12,500,000	USD	United States Treasury Notes	1.88%		08/31/2022	12,156,128
12,300,000	USD	United States Treasury Notes	2.00%		11/30/2022	12,003,740
6,000,000	USD	United States Treasury Notes	2.25%		01/31/2024	5,874,443
8,100,000	USD	United States Treasury Notes	2.50%		05/15/2024	8,029,731
9,200,000	USD	United States Treasury Notes	2.38%		08/15/2024	9,041,299
13,000,000	USD	United States Treasury Notes	2.00%		02/15/2025	12,434,022
10,000,000	USD	United States Treasury Notes	2.00%		08/15/2025	9,525,600
13,500,000	USD	United States Treasury Notes	1.63%		02/15/2026	12,448,705
11,500,000	USD	United States Treasury Notes	2.00%		11/15/2026	10,840,374
12,000,000	USD	United States Treasury Notes	2.25%		08/15/2027	11,499,319
9,100,000	USD	United States Treasury Notes	2.88%		05/15/2043	8,953,906
800,000	USD	United States Treasury Notes	3.75%		11/15/2043	912,179

		Total US Government and Agency Obligations (Cost $176,586,209)				172,154,566

SHORT TERM INVESTMENTS 1.5%
3,386,023		BlackRock Liquidity Funds FedFund - Institutional Shares	1.53%	♦		3,386,023
3,386,023		Fidelity Institutional Money Market Government Portfolio - Class I	1.47%	♦		3,386,023

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
3,386,023	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	1.56%	♦		3,386,022

	Total Short Term Investments (Cost $10,158,068)				10,158,068

	Total Investments 98.1% (Cost $644,450,791)				679,600,437
	Other Assets in Excess of Liabilities 1.9%				13,151,775

	NET ASSETS 100.0%				$692,752,212

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	71.8%
US Government and Agency Obligations	24.8%
Short Term Investments	1.5%
Other Assets and Liabilities	1.9%

100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
United States	26.3%
Japan	19.4%
Ireland	5.2%
Spain	4.6%
Czech Republic	4.5%
Israel	4.1%
Belgium	4.0%
Portugal	3.9%
France	3.9%
Australia	3.8%
Poland	3.6%
New Zealand	3.3%
Canada	3.0%
Mexico	2.4%
Germany	2.4%
Hungary	2.2%
South Africa	1.5%
Other Assets and Liabilities	1.9%

100.0%

106	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2018

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2018, the value of these securities amounted to $82,139,012 or 11.9% of net assets.

♦	Seven-day yield as of March 31, 2018

AUD	Australian Dollar

EUR	Euro

CAD	Canadian Dollar

CZK	Czech Republic Koruna

HUF	Hungarian Forint

ILS	Israeli Shekel

JPY	Japanese Yen

MXN	Mexican Peso

NZD	New Zealand Dollar

PLN	Polish Zloty

ZAR	South African Rand

USD	US Dollar

Forward Currency Exchange Contracts
Settlement Date	Counterparty	Currency to be Sold		Value	Currency to be Purchased		Value	Unrealized Appreciation (Depreciation)
04/13/2018	Goldman Sachs	18,300,000	EUR	$22,541,001	22,786,768	USD	$22,786,768	$245,767
04/06/2018	Citigroup Inc.	14,650,000	AUD	11,251,720	11,453,597	USD	11,453,597	201,877
04/06/2018	Goldman Sachs	16,875,000	NZD	12,195,691	12,317,781	USD	12,317,781	122,090
04/06/2018	Goldman Sachs	9,525,000	EUR	11,726,516	11,840,434	USD	11,840,434	113,918
04/06/2018	Goldman Sachs	13,940,000	CAD	10,821,723	10,797,291	USD	10,797,291	(24,432)

				$68,536,651			$69,195,871	$659,220

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	107

Schedule of Investments DoubleLine Infrastructure Income Fund	March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 39.2%

	AASET Ltd.,
1,969,600	Series 2018-1A-A	3.84%	^	01/16/2038	1,962,289

	Blackbird Capital Aircraft Lease Securitization Ltd.,
6,026,042	Series 2016-1A-B	5.68%	^§	12/16/2041	6,013,080

	CAL Funding Ltd.,
1,940,000	Series 2013-1A-A	3.35%	^	03/27/2028	1,929,095
4,958,333	Series 2018-1A-A	3.96%	^	02/25/2043	5,006,477

	Castlelake Aircraft Securitization Trust,
1,849,413	Series 2015-1A-A	4.70%	^§	12/15/2040	1,859,265
8,774,554	Series 2016-1-A	4.45%		08/15/2041	8,788,461
7,501,721	Series 2017-1-A	3.97%		07/15/2042	7,470,724

	CLI Funding LLC,
229,047	Series 2013-1A-NOTE	2.83%	^	03/18/2028	225,233
1,713,600	Series 2013-2A-NOTE	3.22%	^	06/18/2028	1,699,094
855,356	Series 2014-1A-A	3.29%	^	06/18/2029	846,869
4,370,295	Series 2014-2A-A	3.38%	^	10/18/2029	4,331,297
4,540,107	Series 2017-1A-A	3.62%	^	05/18/2042	4,511,596

	Eagle Ltd.,
750,000	Series 2014-1A-A1	2.57%	^	12/15/2039	747,990

	ECAF Ltd.,
2,291,542	Series 2015-1A-A1	3.47%	^	06/15/2040	2,277,595

	Falcon Aerospace Ltd.,
13,917,000	Series 2017-1-A	4.58%	^	02/15/2042	14,079,592

	Global SC Finance SRL,
2,795,833	Series 2013-1A-A	2.98%	^	04/17/2028	2,756,408
78,120	Series 2013-2A-A	3.67%	^	11/17/2028	78,060
3,461,167	Series 2014-1A-A1	3.19%	^	07/17/2029	3,410,615

	Harbour Aircraft Investments Ltd.,
17,520,000	Series 2017-1-A	4.00%		11/15/2037	17,507,263

	Helios Issuer LLC,
14,261,887	Series 2017-1A-A	4.94%	^	09/20/2049	14,537,913

	HERO Funding Trust,
61,387	Series 2015-2A-A	3.99%	^	09/20/2040	60,927
1,818,772	Series 2016-3A-A2	3.91%	^	09/20/2042	1,865,192
4,088,423	Series 2016-4A-A2	4.29%	^	09/20/2047	4,173,420

	InSite Issuer LLC,
2,250,000	Series 2016-1A-B	4.56%	^	11/15/2046	2,220,198

	Mosaic Solar Loans LLC,
10,923,311	Series 2017-1A-A	4.45%	^	06/20/2042	11,156,892

	NP SPE II LLC,
208,639	Series 2016-1A-A1	4.16%	^	04/20/2046	209,724
3,184,518	Series 2017-1A-A1	3.37%	^	10/21/2047	3,109,252

	Shenton Aircraft Investment Ltd.,
241,070	Series 2015-1A-A	4.75%	^	10/15/2042	248,370

	Sprite Ltd.,
5,884,800	Series 2017-1-A	4.25%	^	12/15/2037	5,776,726

	TAL Advantage LLC,
198,333	Series 2013-2A-A	3.55%	^	11/20/2038	197,391
652,017	Series 2014-1A-A	3.51%	^	02/22/2039	650,558
976,249	Series 2014-1A-B	4.10%	^	02/22/2039	938,614
20,218,693	Series 2017-1A-A	4.50%		04/20/2042	20,809,136

	Textainer Marine Containers Ltd.,
6,421,100	Series 2017-1A-A	3.72%	^	05/20/2042	6,423,546

	Thunderbolt Aircraft Lease Ltd.,
8,464,286	Series 2017-A-A	4.21%	^§	05/17/2032	8,649,213

	Trinity Rail Leasing LLC,
4,170,082	Series 2010-1A-A	5.19%	^	10/16/2040	4,327,879

	Trip Rail Master Funding LLC,
3,308,198	Series 2017-1A-A1	2.71%	^	08/15/2047	3,273,165

	Triton Container Finance LLC,
4,640,824	Series 2017-1A-A	3.52%	^	06/20/2042	4,594,493
1,896,276	Series 2017-2A-A	3.62%	^	08/20/2042	1,874,417
10,000,000	Series 2018-1A-A	3.95%	^	03/20/2043	10,058,300

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Vantage Data Centers Issuer LLC,
11,740,208	Series 2018-1A-A2	4.07%	^	02/16/2043	11,861,586

	VB-S1 Issuer LLC,
6,000,000	Series 2018-1A-C	3.41%	^	02/15/2048	6,005,224

	Wildcat LLC,
8,000,000	Series 2017-1A-A	4.12%	¥Þ	06/30/2027	7,985,600

	Total Asset Backed Obligations (Cost $215,006,274)				216,508,739

FOREIGN CORPORATE BONDS 24.6%
2,136,455	Abengoa Transmision Sur S.A.	6.88%		04/30/2043	2,344,759
3,650,000	Adani Ports & Special Economic Zone Ltd.	4.00%	^	07/30/2027	3,413,312
7,474,923	Aeropuerto Internacional de Tocumen S.A.	5.75%		10/09/2023	7,932,762
10,500,000	APT Pipelines Ltd.	4.25%	^	07/15/2027	10,510,402
771,000	Canadian Pacific Railway Company	2.90%		02/01/2025	741,893
10,500,000	Celeo Redes Operacion Chile S.A.	5.20%	^	06/22/2047	10,563,000
2,520,000	Delek & Avner Tamar Bond Ltd.	5.41%	^	12/30/2025	2,571,685
2,000,000	Emirates Semb Corp Water & Power Company PJSC	4.45%	^	08/01/2035	1,975,932
10,652,000	Empresa de Transporte de Pasajeros Metro S.A.	5.00%	^	01/25/2047	11,024,820
10,104,356	Energia Eolica S.A.	6.00%	¥Þ	08/30/2034	10,382,226
3,084,722	Fermaca Enterprises S. de R.L. de C.V.	6.38%	^	03/30/2038	3,339,212
5,341,970	Fermaca Enterprises S. de R.L. de C.V.	6.38%		03/30/2038	5,782,682
8,223,500	GNL Quintero S.A.	4.63%		07/31/2029	8,346,852
7,842,159	Interoceanica Finance Ltd.	0.00%		11/30/2025	6,695,244
3,409,631	Interoceanica Finance Ltd.	0.00%	^	11/30/2025	2,910,972
3,640,000	Israel Electric Corporation Ltd.	5.00%	^	11/12/2024	3,796,848
8,600,000	Korea Expressway Corporation (3 Month LIBOR USD + 0.70%)	2.44%	^	04/20/2020	8,605,701
6,500,000	Lima Metro Finance Ltd.	5.88%	^	07/05/2034	6,735,625
1,950,000	Lima Metro Finance Ltd.	5.88%		07/05/2034	2,020,687
8,300,000	Mexico City Airport Trust	4.25%	^	10/31/2026	8,015,725
4,850,000	Panama Metro Line SP	0.00%	^	12/05/2022	4,386,825
4,216,000	Sydney Airport Finance Company Pty Ltd.	3.38%	^	04/30/2025	4,105,980
2,440,000	Sydney Airport Finance Company Pty Ltd.	3.63%	^	04/28/2026	2,380,916
840,000	Transelec S.A.	4.63%	^	07/26/2023	878,333
500,000	Transelec S.A.	4.25%	^	01/14/2025	505,421
6,000,000	Transelec S.A.	3.88%	^	01/12/2029	5,790,000

	Total Foreign Corporate Bonds (Cost $136,702,429)				135,757,814

US CORPORATE BONDS 27.5%
3,865,000	Ameren Corporation	3.65%		02/15/2026	3,821,197
6,860,000	American Electric Power Company, Inc.	2.95%		12/15/2022	6,787,657
11,250,000	American Tower Corporation	4.40%		02/15/2026	11,380,389
700,000	American Tower Corporation	3.38%		10/15/2026	659,223
474,000	American Transmission Systems, Inc.	5.25%	^	01/15/2022	504,987
7,515,000	American Water Capital Corporation	3.40%		03/01/2025	7,531,362
2,500,000	Commonwealth Edison Company	4.35%		11/15/2045	2,643,648

108	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,500,000	Connecticut Light & Power Company	3.20%		03/15/2027	2,446,543
3,557,000	Crown Castle International Corporation	3.70%		06/15/2026	3,426,988
5,250,000	Crown Castle International Corporation	3.65%		09/01/2027	5,008,728
9,000,000	Digital Realty Trust	3.70%		08/15/2027	8,683,719
175,000	DTE Energy Company	2.85%		10/01/2026	161,363
8,000,000	DTE Energy Company	3.80%		03/15/2027	7,905,595
700,000	Duke Energy Corporation	3.15%		08/15/2027	659,765
6,250,000	Duke Energy Florida LLC	3.20%		01/15/2027	6,105,519
8,655,000	Duquesne Light Holdings, Inc.	3.62%	^	08/01/2027	8,328,148
8,635,000	Eversource Energy	2.80%		05/01/2023	8,398,329
7,266,000	Exelon Corporation	3.40%		04/15/2026	7,024,127
10,000,000	ITC Holdings Corporation	3.25%		06/30/2026	9,612,307
3,730,000	Metropolitan Edison Company	4.00%	^	04/15/2025	3,766,946
7,069,000	NextEra Energy Capital Holdings, Inc.	3.63%		06/15/2023	7,106,070
100,000	Oglethorpe Power Corporation	4.25%		04/01/2046	96,454
7,220,000	Oncor Electric Delivery Company LLC	2.95%		04/01/2025	6,967,824
2,500,000	SBA Tower Trust	2.88%	^	07/09/2021	2,474,750
8,050,000	SBA Tower Trust	3.17%	^	04/11/2022	7,975,947
7,350,000	Sierra Pacific Power Company	2.60%		05/01/2026	6,855,546
7,250,000	Sunoco Logistics Partners Operations LP	3.90%		07/15/2026	6,894,827
2,000,000	Union Pacific Corporation	2.75%		03/01/2026	1,906,749
6,417,000	Xcel Energy, Inc.	3.30%		06/01/2025	6,304,640

	Total US Corporate Bonds (Cost $156,550,178)				151,439,347

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 7.6%
13,968,543	BlackRock Liquidity Funds FedFund - Institutional Shares	1.53%	♦		13,968,543
13,968,544	Fidelity Institutional Money Market Government Portfolio - Class I	1.47%	♦		13,968,544
13,968,544	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	1.56%	♦		13,968,544

	Total Short Term Investments (Cost $41,905,631)				41,905,631

	Total Investments 98.9% (Cost $550,164,512)				545,611,531
	Other Assets in Excess of Liabilities 1.1%				6,171,439

	NET ASSETS 100.0%				$551,782,970

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Asset Backed Obligations	39.2%
US Corporate Bonds	27.5%
Foreign Corporate Bonds	24.6%
Short Term Investments	7.6%
Other Assets and Liabilities	1.1%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Asset Backed Obligations	39.2%
Utilities	25.3%
Transportation	12.8%
Short Term Investments	7.6%
Telecommunications	7.2%
Energy	6.8%
Other Assets and Liabilities	1.1%

100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2018, the value of these securities amounted to $268,509,042 or 48.7% of net assets.

§	The interest rate will step up if the issuer does not redeem the bond by an expected redemption date. The interest rate shown is the rate in effect as of March 31, 2018.

¥	Illiquid security

Þ	Value determined using significant unobservable inputs.

♦	Seven-day yield as of March 31, 2018

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	109

Schedule of Investments DoubleLine Ultra Short Bond Fund	March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 15.3%
2,000,000	AMRO Funding LLC (3 Month LIBOR USD + 0.41%)	2.15%	^	01/19/2021	2,000,704
1,750,000	Australia and New Zealand Banking Group Ltd. (3 Month LIBOR USD + 0.50%)	2.38%	^	08/19/2020	1,758,588
1,300,000	Bank of Montreal (3 Month LIBOR USD + 0.44%)	2.56%		06/15/2020	1,303,539
3,500,000	Bank of Nova Scotia (3 Month LIBOR USD + 0.20%)	2.00%		11/09/2018	3,499,880
3,000,000	Canadian Imperial Bank of Commerce (3 Month LIBOR USD + 0.41%)	2.61%		09/20/2019	3,001,495
1,700,000	Mitsubishi UFJ Financial Group, Inc. (3 Month LIBOR USD + 1.06%)	3.15%		09/13/2021	1,725,853
2,000,000	National Australia Bank Ltd. (3 Month LIBOR USD + 0.51%)	2.41%	^	05/22/2020	2,008,017
1,750,000	National Bank of Canada (3 Month LIBOR USD + 0.56%)	2.63%		06/12/2020	1,759,484
3,000,000	Santander UK PLC (3 Month LIBOR USD + 0.30%)	2.09%		11/03/2020	2,995,426
250,000	Sumitomo Mitsui Banking Corporation (3 Month LIBOR USD + 0.54%)	2.24%		01/11/2019	250,551
2,000,000	Sumitomo Mitsui Banking Corporation (3 Month LIBOR USD + 0.31%)	2.04%		10/18/2019	2,000,270
3,000,000	UBS AG (3 Month LIBOR USD + 0.58%)	2.63%	^	06/08/2020	3,012,645
250,000	Westpac Banking Corporation (3 Month LIBOR USD + 0.56%)	2.44%		08/19/2019	251,083

	Total Foreign Corporate Bonds (Cost $25,539,602)				25,567,535

US CORPORATE BONDS 26.4%
1,000,000	Allstate Corporation (3 Month LIBOR USD + 0.43%)	2.73%		03/29/2021	1,001,480
1,500,000	Altria Group, Inc.	9.70%		11/10/2018	1,563,575
250,000	American Express Credit Corporation (3 Month LIBOR USD + 0.61%)	2.38%		07/31/2018	250,265
1,700,000	American Express Credit Corporation (3 Month LIBOR USD + 0.55%)	2.73%		03/18/2019	1,704,944
1,000,000	American Express Credit Corporation (3 Month LIBOR USD + 0.33%)	2.12%		05/03/2019	1,001,318
1,000,000	American Honda Finance Corporation	2.13%		10/10/2018	996,612
2,000,000	American Honda Finance Corporation (3 Month LIBOR USD + 0.15%)	1.97%		11/13/2019	1,999,204
1,950,000	BB&T Corporation (3 Month LIBOR USD + 0.57%)	2.69%		06/15/2020	1,958,861
475,000	BMW Capital LLC (3 Month LIBOR USD + 0.41%)	2.53%	^	09/13/2019	477,290
2,000,000	Caterpillar Financial Services Corporation (3 Month LIBOR USD + 0.18%)	2.21%		12/06/2018	2,000,254

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,100,000	Caterpillar Financial Services Corporation (3 Month LIBOR USD + 0.28%)	2.53%		03/22/2019	1,101,910
1,000,000	Citibank N.A. (3 Month LIBOR USD + 0.26%)	2.44%		09/18/2019	998,926
2,400,000	Citibank N.A. (3 Month LIBOR USD + 0.50%)	2.57%		06/12/2020	2,414,063
3,750,000	Daimler Finance North America LLC (3 Month LIBOR USD + 0.53%)	2.32%	^	05/05/2020	3,767,020
700,000	IBM Credit LLC (3 Month LIBOR USD + 0.26%)	2.00%		01/20/2021	702,355
350,000	JP Morgan Chase & Company (3 Month LIBOR USD + 0.55%)	2.30%		04/25/2018	350,067
1,500,000	JP Morgan Chase & Company (3 Month LIBOR USD + 0.63%)	2.39%		01/28/2019	1,504,848
1,593,000	Lowe’s Companies, Inc. (3 Month LIBOR USD + 0.42%)	2.49%		09/10/2019	1,600,378
2,000,000	Metropolitan Life Global Funding (3 Month LIBOR USD + 0.40%)	2.47%	^	06/12/2020	2,009,354
1,000,000	Morgan Stanley (3 Month LIBOR USD + 0.98%)	3.13%		06/16/2020	1,012,050
2,000,000	Morgan Stanley (3 Month LIBOR USD + 0.55%)	2.29%		02/10/2021	2,001,640
1,500,000	New York Life Global Funding (3 Month LIBOR USD + 0.27%)	1.97%	^	04/09/2020	1,502,348
250,000	Nissan Motor Acceptance Corporation (3 Month LIBOR USD + 1.01%)	3.06%	^	03/08/2019	251,738
1,800,000	Nissan Motor Acceptance Corporation (3 Month LIBOR USD + 0.58%)	2.30%	^	01/13/2020	1,807,710
2,025,000	Oracle Corporation	5.75%		04/15/2018	2,026,891
1,000,000	Pacific Gas & Electric Company (3 Month LIBOR USD + 0.23%)	2.21%	^	11/28/2018	997,652
3,000,000	PNC Bank N.A. (3 Month LIBOR USD + 0.25%)	1.99%		01/22/2021	3,002,760
250,000	Toyota Motor Credit Corporation (3 Month LIBOR USD + 0.26%)	1.99%		04/17/2020	250,463
1,500,000	United Parcel Service, Inc. (3 Month LIBOR USD + 0.15%)	1.56%		04/01/2021	1,500,648
2,100,000	Wells Fargo & Company (3 Month LIBOR USD + 1.01%)	3.04%		12/07/2020	2,126,010

	Total US Corporate Bonds (Cost $43,872,261)				43,882,634

SHORT TERM INVESTMENTS 58.3%

COMMERCIAL PAPER 56.2%
1,500,000	3M Company	0.00%	^	04/04/2018	1,499,570
1,500,000	3M Company	0.00%	^	04/09/2018	1,499,200
950,000	AMRO Funding LLC	0.00%	^	04/02/2018	949,813
3,000,000	Apple, Inc.	0.00%	^	07/09/2018	2,982,686
3,000,000	Arkansas Electric Cooperative Corporation	0.00%	^	04/05/2018	2,998,976
2,500,000	Atmos Energy Corporation	0.00%	^	04/06/2018	2,499,022
1,000,000	Australia and New Zealand Banking Group Ltd.	0.00%	^	06/01/2018	996,594
1,000,000	BMW Capital LLC	0.00%	^	05/11/2018	997,674

110	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2018

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,500,000	BMW Capital LLC	0.00%	^	06/01/2018	1,494,709
2,500,000	BNP Paribas SA	0.00%		08/15/2018	2,477,538
1,000,000	Boeing Company	0.00%	^	04/11/2018	999,359
2,000,000	Boeing Company	0.00%	^	05/23/2018	1,994,081
1,000,000	Canadian National Railway Company	0.00%	^	04/18/2018	998,979
2,000,000	Canadian National Railway Company	0.00%	^	05/29/2018	1,993,155
1,000,000	Chevron Corporation	0.00%	^	04/09/2018	999,470
2,000,000	Chevron Corporation	0.00%	^	04/23/2018	1,997,501
1,750,000	Coca Cola Company	0.00%	^	04/11/2018	1,748,878
1,000,000	Coca Cola Company	0.00%	^	06/19/2018	995,419
1,000,000	Coca Cola Company	0.00%	^	03/19/2019	975,012
1,475,000	Credit Suisse First Boston LLC	0.00%		06/15/2018	1,468,298
2,500,000	Exxon Mobil Corporation	0.00%		06/01/2018	2,491,667
3,000,000	General Dynamics Corporation	0.00%	^	05/16/2018	2,992,084
3,000,000	GlaxoSmithKline LLC	0.00%	^	05/08/2018	2,993,483
3,500,000	Hershey Company	0.00%	^	05/14/2018	3,491,404
1,000,000	Honeywell International, Inc.	0.00%	^	04/26/2018	998,538
1,000,000	Intel Corporation	0.00%	^	04/03/2018	999,762
1,000,000	Intel Corporation	0.00%	^	05/01/2018	998,277
1,000,000	Intel Corporation	0.00%	^	05/24/2018	997,016
1,150,000	JP Morgan Chase & Company	0.00%	^	11/29/2018	1,130,356
3,000,000	Kimberly Clark Corporation	0.00%	^	04/20/2018	2,996,597
1,000,000	Macquarie Bank Ltd.	0.00%	^	05/21/2018	996,981
1,875,000	Macquarie Bank Ltd.	0.00%	^	07/19/2018	1,862,009
3,000,000	Nestle Capital Corporation	0.00%		07/31/2018	2,978,331
3,200,000	PepsiCo, Inc.	0.00%	^	04/09/2018	3,198,274
3,500,000	Pfizer, Inc.	0.00%	^	06/01/2018	3,487,948
1,000,000	Procter & Gamble Company	0.00%	^	04/20/2018	998,890
1,550,000	Procter & Gamble Company	0.00%	^	05/04/2018	1,547,078
3,500,000	Province of British Columbia	0.00%		04/06/2018	3,498,655
3,000,000	Shell International Finance BV	0.00%	^	04/02/2018	2,999,430
3,000,000	Siemens Capital Company LLC	0.00%	^	06/26/2018	2,985,078
1,500,000	Southern California Gas Company	0.00%	^	04/02/2018	1,499,712
2,000,000	Toronto–Dominion Bank	0.00%	^	11/14/2018	1,969,116
1,000,000	Toronto–Dominion Bank	0.00%	^	11/30/2018	983,327
1,000,000	Toyota Motor Credit Corporation	0.00%		05/09/2018	997,859
2,000,000	Toyota Motor Credit Corporation	0.00%		06/29/2018	1,988,413
2,000,000	Walmart, Inc.	0.00%	^	04/16/2018	1,998,148
1,000,000	Walmart, Inc.	0.00%	^	04/30/2018	998,287
1,000,000	Walt Disney Company	0.00%	^	04/13/2018	999,256
2,000,000	Walt Disney Company	0.00%	^	06/26/2018	1,989,953
3,000,000	Westpac Banking Corporation	0.00%	^	11/21/2018	2,953,588

					93,585,451

MONEY MARKET FUNDS 0.3%
162,656	BlackRock Liquidity Funds FedFund - Institutional Shares	1.53%	♦		162,656
162,656	Fidelity Institutional Money Market Government Portfolio - Class I	1.47%	♦		162,656

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
162,656	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	1.56%	♦		162,656

					487,968

US TREASURY BILLS 1.8%
1,500,000	United States Treasury Bills	0.00%		06/07/2018	1,495,444
1,500,000	United States Treasury Bills	0.00%		09/20/2018	1,486,668

					2,982,112

	Total Short Term Investments (Cost $97,121,345)				97,055,531

	Total Investments 100.0% (Cost $166,533,208)				166,505,700
	Other Assets in Excess of Liabilities 0.0%				26,526

	NET ASSETS 100.0%				$166,532,226

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Commercial Paper	56.2%
US Corporate Bonds	26.4%
Foreign Corporate Bonds	15.3%
US Treasury Bills	1.8%
Money Market Funds	0.3%
Other Assets and Liabilities	0.0%	~

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Banking	35.8%
Automotive	9.1%
Food Products	8.0%
Energy	7.5%
Technology	5.2%
Diversified Manufacturing	4.2%
Pharmaceuticals	3.9%
Aerospace & Defense	3.6%
Consumer Products	3.3%
Retailers (other than Food/Drug)	2.8%
Insurance	2.7%
Transportation	2.7%
Utilities	2.4%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	2.1%
Construction	1.9%
Media	1.8%
US Government and Agency Obligations	1.8%
Beverage and Tobacco	0.9%
Money Market Funds	0.3%
Other Assets and Liabilities	0.0%	~

	100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2018, the value of these securities amounted to $97,277,756 or 58.4% of net assets.

♦	Seven-day yield as of March 31, 2018

~	Represents less than 0.05% of net assets.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	111

Schedule of Investments DoubleLine Shiller Enhanced International CAPE®	March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 14.3%

	Arcadia Receivables Credit Trust,
149,215	Series 2017-1-A	3.25%	^	06/15/2023	149,870

	AVANT Loans Funding Trust,
143,427	Series 2017-A-A	2.41%	^	03/15/2021	143,374
312,316	Series 2017-B-A	2.29%	^	06/15/2020	311,771

	CAL Funding Ltd.,
3,237,500	Series 2017-1A-A	3.62%	^	06/25/2042	3,220,253

	CLUB Credit Trust,
500,000	Series 2017-NP1-B	3.17%	^	04/17/2023	499,608

	Conn Funding LP,
64,002	Series 2017-A-A	2.73%	^	07/15/2019	63,999

	DRB Prime Student Loan Trust,
83,186	Series 2015-B-A3	2.54%	^	04/27/2026	82,866

	Global SC Finance SRL,
294,500	Series 2014-1A-A1	3.19%	^	07/17/2029	290,199

	Kabbage Asset Securitization LLC,
500,000	Series 2017-1-A	4.57%	^	03/15/2022	509,382

	Lendmark Funding Trust,
2,000,000	Series 2017-1A-A	2.83%	^	12/22/2025	1,990,583

	Navient Private Education Loan Trust,
500,000	Series 2018-A-B	3.68%	^	02/18/2042	501,634

	OneMain Financial Issuance Trust,
135,230	Series 2015-2A-A	2.57%	^	07/18/2025	135,216
2,000,000	Series 2017-1A-A1	2.37%	^	09/14/2032	1,967,152

	SoFi Consumer Loan Program LLC,
665,446	Series 2017-3-A	2.77%	^	05/25/2026	661,117

	SoFi Consumer Loan Program Trust,
147,718	Series 2017-2-A	3.28%	^	02/25/2026	148,113
645,632	Series 2017-5-A1	2.14%	^	09/25/2026	642,112
468,283	Series 2018-1-A1	2.55%	^	02/25/2027	466,931

	SpringCastle America Funding LLC,
310,128	Series 2016-AA-A	3.05%	^	04/25/2029	310,107

	Springleaf Funding Trust,
1,000,000	Series 2017-AA-A	2.68%	^	07/15/2030	985,044

	TAL Advantage LLC,
273,842	Series 2017-1A-A	4.50%		04/20/2042	281,839

	Westlake Automobile Receivables Trust,
500,000	Series 2017-1A-C	2.70%	^	10/17/2022	498,770
1,500,000	Series 2017-2A-C	2.59%	^	12/15/2022	1,486,068

	Total Asset Backed Obligations (Cost $15,423,514)				15,346,008

COLLATERALIZED LOAN OBLIGATIONS 18.4%

	AIMCO,
500,000	Series 2014-AA-AR (3 Month LIBOR USD + 1.10%)	2.84%	^	07/20/2026	500,527

	Atlas Senior Loan Fund Ltd.,
1,000,000	Series 2013-2A-A1LR (3 Month LIBOR USD + 0.98%)	2.82%	^	02/17/2026	1,000,053

	Benefit Street Partners Ltd.,
250,000	Series 2013-IIIA-A1R (3 Month LIBOR USD + 1.25%)	2.99%	^	07/20/2029	251,407

	BlueMountain Ltd.,
500,000	Series 2016-1A-D (3 Month LIBOR USD + 4.80%)	6.54%	^	04/20/2027	501,105

	Cathedral Lake Ltd.,
2,000,000	Series 2016-4A-A (3 Month LIBOR USD + 1.65%)	3.39%	^	10/20/2028	2,034,634

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	CFIP Ltd.,
500,000	Series 2014-1A-AR (3 Month LIBOR USD + 1.32%)	3.04%	^	07/13/2029	502,763

	Cutwater Ltd.,
1,000,000	Series 2014-1A-A1AR (3 Month LIBOR USD + 1.25%)	2.97%	^	07/15/2026	999,800

	CVP Ltd.,
500,000	Series 2017-1A-A (3 Month LIBOR USD + 1.34%)	3.08%	^	07/20/2030	503,869

	Galaxy Ltd.,
1,000,000	Series 2016-22A-B1 (3 Month LIBOR USD + 2.10%)	3.82%	^	07/16/2028	1,002,173

	Highbridge Loan Management,
500,000	Series 2014-3A-CR (3 Month LIBOR USD + 3.60%)	5.33%	^	07/18/2029	503,637

	KVK Ltd.,
1,000,000	Series 2015-1A-AR (3 Month LIBOR USD + 1.25%)	3.14%	^	05/20/2027	1,000,799

	Marathon Ltd.,
1,000,000	Series 2014-7A-A1R (3 Month LIBOR USD + 1.32%)	3.08%	^	10/28/2025	1,000,471

	Midocean Credit,
500,000	Series 2017-7A-A1 (3 Month LIBOR USD + 1.32%)	3.04%	^	07/15/2029	503,028

	Milos Ltd.,
1,000,000	Series 2017-1A-A (3 Month LIBOR USD + 1.25%)	2.99%	^	10/20/2030	1,004,540

	MP Ltd.,
500,000	Series 2013-2A-ARR (3 Month LIBOR USD + 1.28%)	3.03%	^	07/25/2029	503,207

	Palmer Square Loan Funding Ltd.,
896,666	Series 2017-1A-A1 (3 Month LIBOR USD + 0.74%)	2.46%	^	10/15/2025	896,760

	Rockford Tower Ltd.,
500,000	Series 2017-2A-A (3 Month LIBOR USD + 1.27%)	2.99%	^	10/15/2029	505,729

	Steele Creek Ltd.,
500,000	Series 2015-1A-AR (3 Month LIBOR USD + 1.26%)	3.15%	^	05/21/2029	500,568

	TCI-Cent Ltd.,
1,000,000	Series 2016-1A-A2 (3 Month LIBOR USD + 2.20%)	3.96%	^	12/21/2029	1,010,383

	Venture Ltd.,
506,912	Series 2006-7A-A2 (3 Month LIBOR USD + 0.24%)	1.98%	^	01/20/2022	507,190
1,000,000	Series 2007-8A-B (3 Month LIBOR USD + 0.42%)	2.16%	^	07/22/2021	996,870
500,000	Series 2017-29A-A (3 Month LIBOR USD + 1.28%)	3.12%	^	09/07/2030	502,574

	Wellfleet Ltd.,
1,000,000	Series 2017-2A-A1 (3 Month LIBOR USD + 1.25%)	2.63%	^	10/20/2029	1,006,986

	Wind River Ltd.,
1,000,000	Series 2014-2A-AR (3 Month LIBOR USD + 1.14%, 1.14% Floor)	2.86%	^	01/15/2031	1,005,050

	Zais Ltd.,
1,000,000	Series 2014-2A-A1AR (3 Month LIBOR USD + 1.20%)	2.95%	^	07/25/2026	1,001,021

	Total Collateralized Loan Obligations (Cost $19,708,233)				19,745,144

112	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 9.0%
200,000	Agromercantil Senior Trust	6.25%		04/10/2019	204,126
300,000	Alibaba Group Holding Ltd.	3.13%		11/28/2021	299,416
250,000	America Movil S.A.B. de C.V.	5.00%		03/30/2020	258,596
360,000	AstraZeneca PLC	2.38%		11/16/2020	354,476
200,000	Axiata SPV2 BHD	3.47%		11/19/2020	200,747
150,000	Banco de Credito del Peru	5.38%		09/16/2020	157,639
200,000	Banco del Estado de Chile	2.67%	^	01/08/2021	196,267
150,000	Banco del Estado de Chile	3.88%		02/08/2022	151,722
200,000	Banco International del Peru S.A.A.	5.75%		10/07/2020	210,000
150,000	Banco Latinoamericano do Comercio Exterior S.A.	3.25%		05/07/2020	149,438
150,000	Banco Santander	3.88%		09/20/2022	151,580
200,000	Banco Santander (5 Year CMT Rate + 4.58%)	5.95%		01/30/2024	204,400
200,000	Banistmo S.A.	3.65%	^	09/19/2022	192,250
100,000	Bank of Nova Scotia	2.15%		07/14/2020	98,112
250,000	BDO Unibank, Inc.	2.63%		10/24/2021	243,340
200,000	Bharat Petroleum Corporation Ltd.	4.63%		10/25/2022	207,040
200,000	Bharti Airtel Ltd.	5.13%		03/11/2023	203,856
165,000	BNP Paribas S.A.	5.00%		01/15/2021	173,708
200,000	CK Hutchison International Ltd.	2.88%	^	04/05/2022	196,242
200,000	CNOOC Finance Ltd.	2.63%		05/05/2020	197,864
200,000	CNPC General Capital Ltd.	3.95%		04/19/2022	203,682
200,000	Comision Federal de Electricidad	4.88%		05/26/2021	206,500
200,000	Corpbanca S.A.	3.88%		09/22/2019	201,799
200,000	Corporacion Financiera de Desarrollo S.A.	3.25%		07/15/2019	200,250
200,000	ECL S.A.	5.63%		01/15/2021	210,990
180,147	ENA Norte Trust	4.95%		04/25/2023	185,146
200,000	Global Bank Corporation	5.13%		10/30/2019	204,240
200,000	Grupo Bimbo S.A.B. de C.V.	4.88%		06/30/2020	207,438
200,000	Indian Oil Corporation Ltd.	5.63%		08/02/2021	212,787
150,000	Inversiones CMPC S.A.	4.50%		04/25/2022	154,353
200,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	200,614
200,000	ONGC Videsh Ltd.	3.25%		07/15/2019	199,670
200,000	ONGC Videsh Ltd.	2.88%		01/27/2022	193,448
200,000	Oversea-Chinese Banking Corporation (5 Year Swap Rate USD + 2.20%)	4.00%		10/15/2024	201,532
200,000	Panama Metro Line SP	0.00%		12/05/2022	180,900
200,000	Petronas Global Sukuk Ltd.	2.71%		03/18/2020	198,680
200,000	PSA International Ltd.	4.63%		09/11/2019	205,188
250,000	Reliance Holdings, Inc.	4.50%		10/19/2020	256,817
65,000	Shell International Finance B.V.	1.38%		05/10/2019	64,173
400,000	Sinopec Group Overseas Development Ltd.	2.50%		04/28/2020	394,147
200,000	SP PowerAssets Ltd.	2.70%		09/14/2022	196,357
285,000	Sumitomo Mitsui Financial Group, Inc.	2.06%		07/14/2021	275,065
300,000	Transportadora de Gas Internacional S.A.	5.70%		03/20/2022	305,250
200,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 2.00%)	3.75%		09/19/2024	201,494
200,000	UPL Corporation	3.25%		10/13/2021	196,215
315,000	Westpac Banking Corporation	1.60%		08/19/2019	310,043

	Total Foreign Corporate Bonds (Cost $9,787,468)				9,617,597

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 1.5%
150,000	Chile Government International Bond	2.25%		10/30/2022	144,075
200,000	Chile International Government Bond	3.25%		09/14/2021	201,475
100,000	Dominican Republic International Bond	7.50%		05/06/2021	106,593
200,000	Indonesia Government International Bond	4.88%		05/05/2021	208,937
400,000	Israel Government International Bond	4.00%		06/30/2022	414,410
300,000	Philippine Government International Bond	4.00%		01/15/2021	307,681
250,000	Wakala Global Sukuk BHD	4.65%		07/06/2021	264,027

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $1,687,839)				1,647,198

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 9.0%

	AREIT Trust,
207,000	Series 2018-CRE1-AS (1 Month LIBOR USD + 1.25%, 1.25% Floor)	2.75%	^	02/15/2035	207,487
136,000	Series 2018-CRE1-B (1 Month LIBOR USD + 1.65%, 1.65% Floor)	3.15%	^	02/15/2035	136,498

	Atrium Hotel Portfolio Trust,
251,000	Series 2017-ATRM-E (1 Month LIBOR USD + 3.05%)	4.83%	^	12/15/2036	249,157

	BANK,
5,142,930	Series 2017-BNK6-XA	0.88%	# I/O	07/15/2060	305,256
3,575,023	Series 2017-BNK9-XA	0.83%	# I/O	11/15/2054	219,787
4,379,380	Series 2018-BN10-XA	0.75%	# I/O	02/15/2061	258,272

	BBCMS Mortgage Trust,
319,000	Series 2017-GLKS-E (1 Month LIBOR USD + 2.85%, 2.75% Floor)	4.63%	^	11/15/2034	319,084

	BB-UBS Trust,
6,982,000	Series 2012-SHOW-XA	0.60%	#^ I/O	11/05/2036	258,807
3,844,000	Series 2012-SHOW-XB	0.14%	#^ I/O	11/05/2036	44,519

	Bsprt Issuer Ltd.,
267,000	Series 2017-FL2-A (1 Month LIBOR USD + 0.82%, 0.82% Floor)	2.60%	^	10/15/2034	267,763
93,000	Series 2017-FL2-AS (1 Month LIBOR USD + 1.10%, 1.10% Floor)	2.88%	^	10/15/2034	93,252
93,000	Series 2017-FL2-B (1 Month LIBOR USD + 1.40%, 1.40% Floor)	3.18%	^	10/15/2034	93,268

	BX Trust,
321,000	Series 2017-FL1-C (1 Month LIBOR USD + 1.95%, 1.95% Floor)	3.74%	^	06/15/2035	321,802

	Caesars Palace Las Vegas Trust,
234,000	Series 2017-VICI-D	4.35%	#^	10/15/2034	237,707
234,000	Series 2017-VICI-E	4.35%	#^	10/15/2034	229,320

	CD Mortgage Trust,
4,734,899	Series 2017-CD6-XA	0.98%	# I/O	11/13/2050	306,656

	CFCRE Commercial Mortgage Trust,
3,545,000	Series 2018-TAN-X	1.63%	#^ I/O	02/15/2033	255,519

	Citigroup Commercial Mortgage Trust,
4,338,538	Series 2014-GC19-XA	1.19%	# I/O	03/10/2047	214,971
137,000	Series 2015-GC27-D	4.43%	#^	02/10/2048	116,744
319,000	Series 2016-GC36-D	2.85%	^	02/10/2049	245,661

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	113

Schedule of Investments DoubleLine Shiller Enhanced International CAPE® (Cont.)	March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Citigroup Commercial Mortgage Trust, (Cont.)
268,000	Series 2018-TBR-E (1 Month LIBOR USD + 2.80%, 2.90% Floor)	4.58%	^	12/15/2036	269,242
255,000	Series 2018-TBR-F (1 Month LIBOR USD + 3.65%, 3.75% Floor)	5.43%	^	12/15/2036	256,685

	CSAIL Commercial Mortgage Trust,
5,604,582	Series 2017-CX10-XA	0.73%	# I/O	11/15/2050	303,635

	GS Mortgage Securities Trust,
6,193,224	Series 2016-GS4-XA	0.60%	# I/O	11/10/2049	219,771
319,000	Series 2017-GS8-C	4.34%	#	11/10/2050	322,347
4,191,935	Series 2017-GS8-XA	0.98%	# I/O	11/10/2050	306,163

	Morgan Stanley Bank of America Merrill Lynch Trust,
2,524,808	Series 2017-C33-XA	1.45%	# I/O	05/15/2050	217,492

	Morgan Stanley Capital Trust,
88,000	Series 2017-ASHF-D (1 Month LIBOR USD + 2.20%, 2.20% Floor)	3.98%	^	11/15/2034	88,483
188,000	Series 2017-ASHF-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	4.93%	^	11/15/2034	187,791
142,000	Series 2017-ASHF-F (1 Month LIBOR USD + 4.35%, 4.35% Floor)	6.13%	^	11/15/2034	142,986
15,277,000	Series 2017-ASHF-XCP	1.39%	#^ I/O	05/15/2019	253,231
216,000	Series 2017-CLS-E (1 Month LIBOR USD + 1.95%, 1.95% Floor)	3.73%	^	11/15/2034	217,164
240,000	Series 2017-CLS-F (1 Month LIBOR USD + 2.60%, 2.60% Floor)	4.38%	^	11/15/2034	240,899
3,686,960	Series 2017-HR2-XA	0.81%	# I/O	12/15/2050	227,434

	Tharaldson Hotel Portfolio Trust,
263,000	Series 2018-THL-E (1 Month LIBOR USD + 3.18%, 3.10% Floor)	4.92%	^	11/11/2034	264,546

	UBS Commercial Mortgage Trust,
228,000	Series 2017-C6-C	4.45%	#	12/15/2050	227,629
98,000	Series 2018-C8-C	4.71%	#	02/15/2051	97,755

	Wells Fargo Commercial Mortgage Trust,
323,000	Series 2012-LC5-C	4.69%	#	10/15/2045	326,492
8,154,630	Series 2015-NXS2-XA	0.77%	# I/O	07/15/2058	297,123
5,538,539	Series 2015-P2-XA	1.02%	# I/O	12/15/2048	298,637
69,000	Series 2017-SMP-C (1 Month LIBOR USD + 1.20%, 1.20% Floor)	3.10%	^	12/15/2034	69,093
41,000	Series 2017-SMP-D (1 Month LIBOR USD + 1.65%, 1.65% Floor)	3.55%	^	12/15/2034	41,094
128,000	Series 2017-SMP-E (1 Month LIBOR USD + 2.25%, 2.25% Floor)	4.15%	^	12/15/2034	128,307
264,000	Series 2018-BXI-E (1 Month LIBOR USD + 2.16%)	3.93%	^	12/15/2036	263,878

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $9,637,021)				9,649,407

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 15.2%

	Alternative Loan Trust,
798,627	Series 2005-64CB-1A10	5.75%		12/25/2035	806,459

	Bayview Opportunity Master Fund Trust,
182,698	Series 2017-RN2-A1	3.47%	# ^	04/28/2032	182,894
372,729	Series 2017-RN6-A1	3.10%	^ §	08/28/2032	371,489
293,927	Series 2017-RPL1-A1	3.10%	^ §	07/28/2032	292,733

	CIM Trust,
1,108,665	Series 2017-8-A1	3.00%	# ^	12/25/2065	1,107,584

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	COLT Mortgage Loan Trust,
576,748	Series 2017-1-A2	2.82%	# ^	05/27/2047	575,829
576,748	Series 2017-1-A3	3.07%	# ^	05/27/2047	578,701
1,436,271	Series 2018-1-A1	2.93%	# ^	02/25/2048	1,439,803

	Deephaven Residential Mortgage Trust,
410,244	Series 2017-1A-A1	2.73%	# ^	12/26/2046	405,835
410,244	Series 2017-1A-A2	2.93%	# ^	12/26/2046	407,077

	GCAT LLC,
609,252	Series 2017-2-A1	3.50%	^ §	04/25/2047	606,715

	Mastr Asset Backed Securities Trust,
1,346,396	Series 2006-NC3-A5 (1 Month LIBOR USD + 0.21%, 0.21% Floor)	2.08%		10/25/2036	878,605

	New Residential Mortgage Loan Trust,
806,408	Series 2017-RPL1-A1	3.60%	^ §	04/25/2022	814,353

	Oak Hill Advisors Residential Loan Trust,
1,426,912	Series 2017-NPL2-A1	3.00%	^ §	07/25/2057	1,418,771

	Pretium Mortgage Credit Partners LLC,
732,761	Series 2017-NPL1-A1	3.50%	^ §	04/29/2032	733,937

	Verus Securitization Trust,
600,161	Series 2017-1A-A2	3.16%	# ^	01/25/2047	601,833

	VOLT LLC,
1,299,174	Series 2017-NP10-A1	3.00%	^ §	10/25/2047	1,290,283
485,619	Series 2017-NPL4-A1	3.38%	^ §	04/25/2047	485,817
908,076	Series 2017-NPL5-A1	3.38%	^ §	05/28/2047	908,826
298,780	Series 2017-NPL6-A1	3.25%	^ §	05/25/2047	298,138
1,237,327	Series 2017-NPL8-A1	3.13%	^ §	06/25/2047	1,234,048
885,686	Series 2017-NPL9-A1	3.13%	^ §	09/25/2047	883,040

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $16,384,870)				16,322,770

US CORPORATE BONDS 8.5%
60,000	AbbVie, Inc.	1.80%		05/14/2018	59,958
375,000	Air Lease Corporation	2.50%		03/01/2021	367,917
190,000	Analog Devices, Inc.	2.95%		01/12/2021	189,466
85,000	Anthem, Inc.	2.50%		11/21/2020	83,600
355,000	AT&T, Inc.	2.80%		02/17/2021	351,702
170,000	Bank of America Corporation (3 Month LIBOR USD + 0.79%)	2.81%		03/05/2024	169,290
295,000	BAT Capital Corporation	2.30%	^	08/14/2020	289,358
350,000	Capital One Financial Corporation	2.40%		10/30/2020	343,233
185,000	Cardinal Health, Inc.	1.95%		06/14/2019	183,034
320,000	Caterpillar Financial Services Corporation	2.10%		01/10/2020	316,409
315,000	Celgene Corporation	2.88%		08/15/2020	313,888
310,000	Cintas Corporation	2.90%		04/01/2022	305,354
60,000	Citigroup, Inc.	2.05%		12/07/2018	59,786
285,000	Citigroup, Inc. (3 Month LIBOR USD + 0.96%)	2.71%		04/25/2022	286,804
365,000	Consolidated Edison, Inc.	2.00%		03/15/2020	358,950
310,000	CVS Health Corporation	2.80%		07/20/2020	308,203
250,000	Daimler Finance North America LLC	2.25%	^	03/02/2020	246,117
185,000	Daimler Finance North America LLC	2.30%	^	02/12/2021	180,479
30,000	Enterprise Products Operating LLC	2.80%		02/15/2021	29,688
145,000	General Mills, Inc.	2.20%		10/21/2019	143,061
135,000	General Motors Financial Company	2.65%		04/13/2020	133,415
225,000	General Motors Financial Company	3.20%		07/06/2021	223,181
350,000	Goldman Sachs Group, Inc.	2.30%		12/13/2019	346,366
330,000	JP Morgan Chase & Company	2.25%		01/23/2020	326,042
125,000	Kroger Company	6.15%		01/15/2020	131,904

114	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2018

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
360,000	Morgan Stanley (3 Month LIBOR USD + 0.93%)	2.67%		07/22/2022	361,534
7,000	Newell Brands, Inc.	2.60%		03/29/2019	6,970
350,000	Newell Brands, Inc.	3.15%		04/01/2021	346,964
370,000	Northrop Grumman Corporation	2.08%		10/15/2020	362,232
325,000	Packaging Corporation of America	2.45%		12/15/2020	320,023
295,000	PNC Funding Corporation	4.38%		08/11/2020	303,907
235,000	Prudential Financial, Inc.	7.38%		06/15/2019	247,581
30,000	Reynolds American, Inc.	3.25%		06/12/2020	30,015
250,000	SBA Tower Trust	3.17%	^	04/11/2022	247,700
330,000	Sherwin-Williams Company	2.25%		05/15/2020	324,649
285,000	Simon Property Group LP	2.20%		02/01/2019	284,014
65,000	Thermo Fisher Scientific, Inc.	3.60%		08/15/2021	65,624
90,000	TIAA Asset Management Finance Company LLC	2.95%	^	11/01/2019	89,804
125,000	WellPoint, Inc.	2.30%		07/15/2018	124,901
295,000	Wells Fargo & Company	2.15%		01/30/2020	290,434

	Total US Corporate Bonds (Cost $9,281,681)				9,153,557

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 3.0%

	Federal Home Loan Mortgage Corporation,
883,890	Pool G0-8762	4.00%		05/01/2047	909,540

	Federal Home Loan Mortgage Corporation,
831,582	Series 4120-KA	1.75%		10/15/2032	802,033
422,948	Series 4484-CD	1.75%		07/15/2030	410,836
490,411	Series 4738-LA	3.00%		11/15/2043	485,534

	Federal National Mortgage Association,
525,810	Series 2011-146-MJ	3.00%		08/25/2041	521,042
67,329	Series 2014-66-QE	2.00%		01/25/2040	66,374

	Total US Government and Agency Mortgage Backed Obligations (Cost $3,251,968)				3,195,359

US GOVERNMENT AND AGENCY OBLIGATIONS 9.0%
2,597,757	United States Treasury Inflation Indexed Bonds	1.38%	‡	07/15/2018	2,624,360
3,010,000	United States Treasury Notes	2.00%	‡	08/31/2021	2,964,654
4,120,000	United States Treasury Notes	2.13%	‡	09/30/2021	4,072,635

	Total US Government and Agency Obligations (Cost $9,830,889)				9,661,649

AFFILIATED MUTUAL FUNDS 9.7%
1,047,849	DoubleLine Floating Rate Fund (Class I)				10,415,621

	Total Affiliated Mutual Funds (Cost $10,397,184)				10,415,621

SHORT TERM INVESTMENTS 3.6%
521,163	BlackRock Liquidity Funds FedFund - Institutional Shares	1.53%	♦		521,163
521,163	Fidelity Institutional Money Market Government Portfolio - Class I	1.47%	♦		521,163

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
521,163	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	1.56%	♦		521,163
2,300,000	United States Treasury Bills	0.00%		04/19/2018	2,298,232

	Total Short Term Investments (Cost $3,861,730)				3,861,721

	Total Investments 101.2% (Cost $109,252,397)				108,616,031
	Liabilities in Excess of Other Assets (1.2)%				(1,294,559)

	NET ASSETS 100.0%				$107,321,472

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Collateralized Loan Obligations	18.4%
Non-Agency Residential Collateralized Mortgage Obligations	15.2%
Asset Backed Obligations	14.3%
Affiliated Mutual Funds	9.7%
US Government and Agency Obligations	9.0%
Non-Agency Commercial Mortgage Backed Obligations	9.0%
Foreign Corporate Bonds	9.0%
US Corporate Bonds	8.5%
Short Term Investments	3.6%
US Government and Agency Mortgage Backed Obligations	3.0%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.5%
Other Assets and Liabilities	(1.2)%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Collateralized Loan Obligations	18.4%
Non-Agency Residential Collateralized Mortgage Obligations	15.2%
Asset Backed Obligations	14.3%
Affiliated Mutual Funds	9.7%
US Government and Agency Obligations	9.0%
Non-Agency Commercial Mortgage Backed Obligations	9.0%
Banking	6.0%
Short Term Investments	3.6%
US Government and Agency Mortgage Backed Obligations	3.0%
Energy	2.0%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.5%
Telecommunications	1.2%
Utilities	0.9%
Transportation	0.8%
Healthcare	0.8%
Automotive	0.7%
Pharmaceuticals	0.7%
Consumer Products	0.5%
Chemicals/Plastics	0.5%
Technology	0.5%
Pulp & Paper	0.4%
Finance	0.3%
Aerospace & Defense	0.3%
Insurance	0.3%
Beverage and Tobacco	0.3%
Construction	0.3%
Industrial Equipment	0.3%
Real Estate	0.3%
Conglomerates	0.2%
Food Products	0.1%
Food/Drug Retailers	0.1%
Other Assets and Liabilities	(1.2)%

100.0%

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	115

Schedule of Investments DoubleLine Shiller Enhanced International CAPE® (Cont.)	March 31, 2018

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2018, the value of these securities amounted to $56,585,223 or 52.7% of net assets.

#	Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of March 31, 2018.

I/O	Interest only security

♦	Seven-day yield as of March 31, 2018

§	The interest rate will step up if the issuer does not redeem the bond by an expected redemption date. The interest rate shown is the rate in effect as of March 31, 2018.

‡	All or a portion of this security has been pledged as collateral in connection with swaps.

Total Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount		Unrealized Appreciation (Depreciation)/ Value
Shiller Barclays CAPE® Europe Sector Net ER NoC Index	Barclays Capital, Inc.	Long	0.20%	Termination	04/26/2018	20,000,000	EUR	$(1,208,038)
Shiller Barclays CAPE® Europe Sector Net ER NoC Index	Barclays Capital, Inc.	Long	0.20%	Termination	05/31/2018	16,000,000	EUR	(827,416)
Shiller Barclays CAPE® Europe Sector Net ER NoC Index	Barclays Capital, Inc.	Long	0.20%	Termination	07/01/2018	5,000,000	EUR	(407,017)
Shiller Barclays CAPE® Europe Sector Net ER NoC Index	Barclays Capital, Inc.	Long	0.20%	Termination	07/31/2018	5,000,000	EUR	(245,600)
Shiller Barclays CAPE® Europe Sector Net ER NoC Index	BNP Paribas	Long	0.20%	Termination	07/31/2018	10,000,000	EUR	(635,742)
Shiller Barclays CAPE® Europe Sector Net ER NoC Index	Barclays Capital, Inc.	Long	0.20%	Termination	09/03/2018	5,000,000	EUR	(255,249)
Shiller Barclays CAPE® Europe Sector Net ER NoC Index	Barclays Capital, Inc.	Long	0.20%	Termination	09/30/2018	7,000,000	EUR	(360,894)
Shiller Barclays CAPE® Europe Sector Net ER NoC Index	Barclays Capital, Inc.	Long	0.20%	Termination	10/31/2018	4,000,000	EUR	(287,690)
Shiller Barclays CAPE® Europe Sector Net ER NoC Index	BNP Paribas	Long	0.20%	Termination	12/02/2018	10,000,000	EUR	(913,135)
Shiller Barclays CAPE® Europe Sector Net ER NoC Index	BNP Paribas	Long	0.20%	Termination	01/31/2019	5,000,000	EUR	(277,619)
Shiller Barclays CAPE® Europe Sector Net ER NoC Index	BNP Paribas	Long	0.20%	Termination	04/30/2019	5,000,000	EUR	—

								$(5,418,400)

Shiller Barclays CAPE® Europe Sector Net ER NoC Index aims to provide notional long exposure to the top four European equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each European sector is represented by an index of equity securities of companies in the relevant sector. Information on the sector constituents as of March 31, 2018, is available on the Barclays Capital, Inc. website at https://indices.barclays/IM/12/en/indices/details.app;ticker=BXIIESAE.

Forward Currency Exchange Contracts
Settlement Date	Counterparty	Currency to be Delivered		Value	Currency to be Received		Value	Unrealized Appreciation (Depreciation)
06/29/2018	Goldman Sachs	125,563,337	USD	$125,563,337	104,120,000	EUR	$129,022,434	$3,459,097
06/29/2018	Barclays Capital, Inc.	11,730,300	USD	11,730,300	9,730,000	EUR	12,057,129	326,829
06/29/2018	JP Morgan Securities LLC	4,866,758	USD	4,866,758	4,000,000	EUR	4,956,682	89,924
06/29/2018	Goldman Sachs	25,850,000	EUR	32,032,558	32,071,677	USD	32,071,677	39,119

				$174,192,953			$178,107,922	$3,914,969

EUR	Euro

USD	US Dollar

A summary of the DoubleLine Shiller Enhanced International CAPE®’s investments in affiliated mutual funds for the year ended March 31, 2018 is as follows:

Fund	Value at March 31, 2017	Gross Purchases	Gross Sales	Shares Held at March 31, 2018	Value at March 31, 2018	Change in Unrealized for the Year Ended March 31, 2018	Dividend Income Earned in the Year Ended March 31, 2018	Net Realized Gain (Loss) in the Year Ended March 31, 2018
DoubleLine Floating Rate Fund (Class I)	$—	$12,200,000	$(1,800,000)	1,047,849	$10,415,621	$18,437	$199,252	$(2,816)

116	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities	March 31, 2018

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

ASSETS
Investments in Unaffiliated Securities, at Value *	$48,814,555,322	$8,875,491,743	$1,085,987,973	$129,134,122	$5,115,142,322	$553,982,365
Investments in Affiliated Securities, at Value *	—	1,023,141,097	—	63,678,156	48,500,000	—
Short Term Investments, at Value *	2,675,948,763	507,854,132	34,979,653	21,665,039	402,815,483	51,810,045
Foreign Currency, at Value *	—	—	—	—	—	—
Interest and Dividends Receivable	161,922,906	55,529,951	11,212,754	652,335	26,136,829	1,712,431
Cash	770,534	4,647,336	78,625	703,252	1,716,737	7,286,904
Receivable for Fund Shares Sold	110,890,446	28,627,974	6,536,232	1,567,600	14,085,213	2,403,686
Prepaid Expenses and Other Assets	389,380	81,999	38,653	26,375	97,009	45,416
Receivable for Investments Sold	307,853	23,316,455	—	150,464	11,129,472	23,112,651
Net Unrealized Appreciation on Forward Currency Exchange Contracts	—	—	—	752,579	—	—
Net Unrealized Appreciation on Swaps	—	—	—	3,094,936	—	—
Deposit at Broker for Futures	—	—	—	2,462,226	—	—
Deposit at Broker for Swaps (Upfront Payments/(Receipts) of $0, $0, $0, $(843,389), $0, $0)	—	—	—	378,710	—	—
Variation Margin Receivable	—	—	—	612,380	—	—
Total Assets	51,764,785,204	10,518,690,687	1,138,833,890	224,878,174	5,619,623,065	640,353,498

LIABILITIES
Payable for Investments Purchased	186,916,297	86,489,995	—	4,353,956	81,740,923	64,756,927
Payable for Fund Shares Redeemed	94,718,180	12,501,449	1,607,454	1,249,152	23,181,753	446,881
Distribution Payable	33,185,485	7,842,703	465,860	993,110	2,377,735	979,827
Investment Advisory Fees Payable	17,552,936	3,050,146	719,217	158,649	1,645,129	240,047
Transfer Agent Expenses Payable	5,111,955	896,866	256,295	30,404	806,805	122,983
Distribution Fees Payable	2,835,371	338,667	63,344	33,788	677,122	35,672
Administration, Fund Accounting and Custodian Fees Payable	1,716,144	374,471	45,559	15,920	226,143	40,097
Accrued Expenses	1,543,817	125,600	34,811	3,481	38,569	12,645
Trustees Fees Payable	663,025	83,846	10,376	1,772	36,690	3,746
Professional Fees Payable	577,399	160,820	89,520	50,601	46,305	46,519
Payable to Broker	—	—	—	350,438	—	—
Due to Custodian	—	—	—	—	—	—
Net Unrealized Depreciation on Swaps	—	—	—	—	—	—
Total Liabilities	344,820,609	111,864,563	3,292,436	7,241,271	110,777,174	66,685,344
Commitments and Contingencies (See Note 2)
Net Assets	$51,419,964,595	$10,406,826,124	$1,135,541,454	$217,636,903	$5,508,845,891	$573,668,154

NET ASSETS CONSIST OF:
Paid-in Capital	$54,841,020,813	$10,556,786,590	$1,187,649,624	$221,075,538	$5,583,614,700	$580,109,525
Undistributed (Accumulated) Net Investment Income (Loss) (See Note 6)	(7,258,988)	(357,650)	65,930	824,634	785,074	211,111
Accumulated Net Realized Gain (Loss) on Investments	(2,825,990,028)	(56,572,314)	703,967	(2,866,395)	(33,568,177)	(8,427,631)
Net Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	(587,190,527)	(113,759,460)	(52,878,067)	(1,456,788)	(40,468,268)	1,775,149
Investments in Affiliated Securities	—	20,741,097	—	(2,472,159)	(1,500,000)	—
Short Term Investments	(616,675)	(12,139)	—	(3,028)	(17,438)	—
Foreign Currency	—	—	—	—	—	—
Forwards	—	—	—	752,579	—	—
Futures	—	—	—	(1,312,414)	—	—
Swaps	—	—	—	3,094,936	—	—
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	—	—
Net Assets	$51,419,964,595	$10,406,826,124	$1,135,541,454	$217,636,903	$5,508,845,891	$573,668,154

*Identified Cost:
Investments in Unaffiliated Securities	$49,401,745,849	$8,989,251,203	$1,138,866,040	$130,590,910	$5,155,610,590	$552,207,216
Investments in Affiliated Securities	—	1,002,400,000	—	66,150,315	50,000,000	—
Short Term Investments	2,676,565,438	507,866,271	34,979,653	21,668,067	402,832,921	51,810,045
Foreign Currency	—	—	—	—	—	—

Class I (unlimited shares authorized):
Net Assets	$42,992,354,070	$9,381,508,342	$937,977,710	$63,650,916	$4,069,943,147	$428,378,692
Shares Outstanding	4,101,764,788	868,138,614	89,977,920	6,748,834	408,294,996	43,114,430
Net Asset Value, Offering and Redemption Price per Share	$10.48	$10.81	$10.42	$9.43	$9.97	$9.94

Class N (unlimited shares authorized):
Net Assets	$8,427,610,525	$1,025,317,782	$197,563,744	$—	$1,438,902,744	$145,289,462
Shares Outstanding	804,421,445	94,949,905	18,947,617	—	144,456,797	14,600,236
Net Asset Value, Offering and Redemption Price per Share	$10.48	$10.80	$10.43	$—	$9.96	$9.95

Class A (unlimited shares authorized):
Net Assets	$—	$—	$—	$153,985,987	$—	$—
Shares Outstanding	—	—	—	16,389,598	—	—
Net Asset Value, Offering Price per Share	$—	$—	$—	$9.80	$—	$—
Net Asset Value, Redemption Price per Share	$—	$—	$—	$9.40	$—	$—

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	117

Statements of Assets and Liabilities (Cont.)	March 31, 2018

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund

ASSETS
Investments in Unaffiliated Securities, at Value *	$3,866,451,292	$997,268,730	$197,566,834	$65,029,610	$58,131,986	$669,442,369
Investments in Affiliated Securities, at Value *	150,050,000	44,125,249	—	—	—	—
Short Term Investments, at Value *	879,640,214	167,143,724	733,175	1,198,867	220,040,032	10,158,068
Foreign Currency, at Value *	—	—	—	—	—	8,299,628
Interest and Dividends Receivable	19,395,007	6,749,191	2,027,498	232,944	98,145	4,555,111
Cash	6,668,251	1,524,547	49,625	5,625	—	—
Receivable for Fund Shares Sold	17,914,205	6,040,548	190,108	55,020	7,134,850	72,274
Prepaid Expenses and Other Assets	137,436	81,577	31,572	19,053	19,169	14,210
Receivable for Investments Sold	42,687,620	4,458,405	—	—	—	—
Net Unrealized Appreciation on Forward Currency Exchange Contracts	—	—	—	—	—	659,220
Net Unrealized Appreciation on Swaps	139,386,237	—	—	—	67,864	—
Deposit at Broker for Futures	—	—	—	39,600	—	—
Deposit at Broker for Swaps (Upfront Payments/(Receipts) of $0, $0, $0, $0, $0, $0)	—	—	—	—	—	—
Variation Margin Receivable	—	—	—	13,875	—	—
Total Assets	5,122,330,262	1,227,391,971	200,598,812	66,594,594	285,492,046	693,200,880

LIABILITIES
Payable for Investments Purchased	53,384,229	21,633,380	—	—	—	—
Payable for Fund Shares Redeemed	7,261,872	1,445,533	112,914	11,278	3,466,032	15,000
Distribution Payable	2,301,944	705,164	174,692	138,308	—	—
Investment Advisory Fees Payable	1,948,696	599,153	55,278	17,841	226,193	292,216
Transfer Agent Expenses Payable	568,061	203,274	144,815	22,316	27,674	51,765
Distribution Fees Payable	306,949	81,688	12,883	2,609	18,428	6,080
Administration, Fund Accounting and Custodian Fees Payable	228,666	96,653	15,736	4,249	6,418	35,822
Accrued Expenses	8,571	6,198	15,995	5,024	22,729	10,386
Trustees Fees Payable	15,038	4,656	2,598	874	693	4,171
Professional Fees Payable	42,981	31,894	33,760	19,426	72,951	33,228
Payable to Broker	—	—	—	—	—	—
Due to Custodian	—	—	—	—	60,799	—
Net Unrealized Depreciation on Swaps	—	—	—	—	—	—
Total Liabilities	66,067,007	24,807,593	568,671	221,925	3,901,917	448,668
Commitments and Contingencies (See Note 2)
Net Assets	$5,056,263,255	$1,202,584,378	$200,030,141	$66,372,669	$281,590,129	$692,752,212

NET ASSETS CONSIST OF:
Paid-in Capital	$4,662,072,262	$1,209,296,587	$205,133,259	$68,773,878	$278,914,127	$660,830,714
Undistributed (Accumulated) Net Investment Income (Loss) (See Note 6)	952,972	302,963	(117,171)	12,015	2,535,455	(4,042,102)
Accumulated Net Realized Gain (Loss) on Investments	282,062,935	(2,950,459)	281,272	(1,424,045)	(6)	(46,158)
Net Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	(28,235,510)	(6,139,962)	(5,267,219)	(1,051,404)	111,239	35,149,646
Investments in Affiliated Securities	50,000	2,075,249	—	—	—	—
Short Term Investments	(25,641)	—	—	—	(38,550)	—
Foreign Currency	—	—	—	—	—	117,381
Forwards	—	—	—	—	—	659,220
Futures	—	—	—	62,225	—	—
Swaps	139,386,237	—	—	—	67,864	—
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	—	83,511
Net Assets	$5,056,263,255	$1,202,584,378	$200,030,141	$66,372,669	$281,590,129	$692,752,212

*Identified Cost:
Investments in Unaffiliated Securities	$3,894,686,802	$1,003,408,692	$202,834,053	$66,081,014	$58,020,747	$634,292,723
Investments in Affiliated Securities	150,000,000	42,050,000	—	—	—	—
Short Term Investments	879,665,855	167,143,724	733,175	1,198,867	220,078,582	10,158,068
Foreign Currency	—	—	—	—	—	8,182,247

Class I (unlimited shares authorized):
Net Assets	$4,013,700,022	$1,007,491,379	$142,173,857	$55,356,997	$213,752,310	$663,207,877
Shares Outstanding	264,832,371	102,684,769	14,662,592	5,691,766	21,139,320	61,938,221
Net Asset Value, Offering and Redemption Price per Share	$15.16	$9.81	$9.70	$9.73	$10.11	$10.71

Class N (unlimited shares authorized):
Net Assets	$1,042,563,233	$195,092,999	$57,856,284	$11,015,672	$67,837,819	$29,544,335
Shares Outstanding	68,851,883	19,896,396	5,960,455	1,133,524	6,759,865	2,764,241
Net Asset Value, Offering and Redemption Price per Share	$15.14	$9.81	$9.71	$9.72	$10.04	$10.69

Class A (unlimited shares authorized):
Net Assets	$—	$—	$—	$—	$—	$—
Shares Outstanding	—	—	—	—	—	—
Net Asset Value, Offering Price per Share	$—	$—	$—	$—	$—	$—
Net Asset Value, Redemption Price per Share	$—	$—	$—	$—	$—	$—

118	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2018

	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short Bond Fund	DoubleLine Shiller Enhanced International CAPE®

ASSETS
Investments in Unaffiliated Securities, at Value *	$503,705,900	$69,450,169	$94,338,689
Investments in Affiliated Securities, at Value *	—	—	10,415,621
Short Term Investments, at Value *	41,905,631	97,055,531	3,861,721
Foreign Currency, at Value *	—	—	61
Interest and Dividends Receivable	2,843,356	300,213	504,921
Cash	388,788	—	6,250
Receivable for Fund Shares Sold	93,525	10,420	161,754
Prepaid Expenses and Other Assets	15,839	1,293	14,924
Receivable for Investments Sold	4,655,297	—	51,594
Net Unrealized Appreciation on Forward Currency Exchange Contracts	—	—	3,914,969
Net Unrealized Appreciation on Swaps	—	—	—
Deposit at Broker for Futures	—	—	—
Deposit at Broker for Swaps (Upfront Payments/(Receipts) of $0, $0, $0)	—	—	—
Variation Margin Receivable	—	—	—
Total Assets	553,608,336	166,817,626	113,270,504

LIABILITIES
Payable for Investments Purchased	—	—	280,815
Payable for Fund Shares Redeemed	153,168	2,955	95,657
Distribution Payable	1,361,305	193,980	62,217
Investment Advisory Fees Payable	233,426	21,115	7,629
Transfer Agent Expenses Payable	28,578	23,081	24,472
Distribution Fees Payable	5,934	110	10,079
Administration, Fund Accounting and Custodian Fees Payable	25,765	7,945	22,781
Accrued Expenses	5,310	7,528	323
Trustees Fees Payable	1,491	822	365
Professional Fees Payable	10,389	27,864	26,294
Payable to Broker	—	—	—
Due to Custodian	—	—	—
Net Unrealized Depreciation on Swaps	—	—	5,418,400
Total Liabilities	1,825,366	285,400	5,949,032
Commitments and Contingencies (See Note 2)
Net Assets	$551,782,970	$166,532,226	$107,321,472

NET ASSETS CONSIST OF:
Paid-in Capital	$556,657,874	$166,548,706	$109,203,978
Undistributed (Accumulated) Net Investment Income (Loss) (See Note 6)	(409,161)	13,576	420,956
Accumulated Net Realized Gain (Loss) on Investments	87,238	(2,548)	545,212
Net Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	(4,552,981)	38,306	(654,794)
Investments in Affiliated Securities	—	—	18,437
Short Term Investments	—	(65,814)	(9)
Foreign Currency	—	—	—
Forwards	—	—	3,914,969
Futures	—	—	—
Swaps	—	—	(5,418,400)
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	(708,877)
Net Assets	$551,782,970	$166,532,226	$107,321,472

*Identified Cost:
Investments in Unaffiliated Securities	$508,258,881	$69,411,863	$94,993,483
Investments in Affiliated Securities	—	—	10,397,184
Short Term Investments	41,905,631	97,121,345	3,861,730
Foreign Currency	—	—	61

Class I (unlimited shares authorized):
Net Assets	$532,403,737	$166,254,502	$78,161,781
Shares Outstanding	53,231,250	16,583,250	6,956,252
Net Asset Value, Offering and Redemption Price per Share	$10.00	$10.03	$11.24

Class N (unlimited shares authorized):
Net Assets	$19,379,233	$277,724	$29,159,691
Shares Outstanding	1,938,752	27,678	2,595,634
Net Asset Value, Offering and Redemption Price per Share	$10.00	$10.03	$11.23

Class A (unlimited shares authorized):
Net Assets	$—	$—	$—
Shares Outstanding	—	—	—
Net Asset Value, Offering Price per Share	$—	$—	$—
Net Asset Value, Redemption Price per Share	$—	$—	$—

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	119

Statements of Operations	For the Year Ended March 31, 2018

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

INVESTMENT INCOME
Income:
Interest	$1,877,096,594	$287,458,013	$45,530,588	$2,431,357	$136,224,492	$22,289,199
Dividends from Unaffiliated Securities	—	—	—	2,312,001	—	—
Dividends from Affiliated Securities	—	21,932,928	—	1,961,294	1,387,849	—
Total Investment Income	1,877,096,594	309,390,941	45,530,588	6,704,652	137,612,341	22,289,199
Expenses:
Investment Advisory Fees	213,517,475	37,711,030	8,513,532	1,904,785	18,072,009	2,406,497
Distribution Fees - Class N	22,492,397	2,714,362	542,269	—	3,708,359	336,456
Distribution Fees - Class A	—	—	—	349,254	—	—
Transfer Agent Expenses	25,656,660	3,662,116	938,562	84,734	2,104,080	322,243
Administration, Fund Accounting and Custodian Fees	7,403,045	1,569,507	203,136	68,797	875,491	191,176
Registration Fees	1,251,512	318,258	88,812	48,165	187,027	62,799
Shareholder Reporting Expenses	1,935,085	273,202	66,946	13,254	97,989	20,597
Professional Fees	1,291,419	345,892	147,204	117,254	152,495	81,894
Insurance Expenses	565,356	90,839	10,096	3,587	45,006	3,224
Trustees Fees	653,016	124,798	12,110	2,131	51,542	4,337
Miscellaneous Expenses	451,156	74,109	32,335	10,265	30,480	56,224
Total Expenses	275,217,121	46,884,113	10,555,002	2,602,226	25,324,478	3,485,447
Less: Investment Advisory Fees (Waived)	—	(4,756,058)	—	(235,275)	(246,867)	—
Less: Other Fees (Reimbursed)/Recouped	—	—	—	26,412	—	—
Net Expenses	275,217,121	42,128,055	10,555,002	2,393,363	25,077,611	3,485,447

Net Investment Income (Loss)	1,601,879,473	267,262,886	34,975,586	4,311,289	112,534,730	18,803,752

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments in Unaffiliated Securities	(79,667,201)	5,657,761	24,199,913	751,943	1,779,181	473,607
Investments in Affiliated Securities	—	—	—	(167,537)	40,200	—
Foreign Currency	—	—	—	107,790	—	—
Forwards	—	—	—	1,805,226	—	—
Futures	—	—	—	3,549,867	—	—
Swaps	—	—	—	7,612,042	—	—
In-Kind Transactions	—	—	—	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	(384,200,073)	(91,795,693)	(25,901,517)	(929,488)	(30,211,309)	538,365
Investments in Affiliated Securities	—	23,970,030	—	(708,342)	(750,000)	—
Short Term Investments	82,583	(12,139)	—	(2,928)	(17,438)	—
Foreign Currency	—	—	—	(16,827)	—	—
Forwards	—	—	—	704,707	—	—
Futures	—	—	—	(1,177,237)	—	—
Swaps	—	—	—	(4,060,911)	—	—
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	(463,784,691)	(62,180,041)	(1,701,604)	7,468,305	(29,159,366)	1,011,972

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,138,094,782	$205,082,845	$33,273,982	$11,779,594	$83,375,364	$19,815,724

120	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

For the Year Ended March 31, 2018

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund

INVESTMENT INCOME
Income:
Interest	$118,623,174	$41,033,885	$6,320,421	$2,596,284	$1,031,168	$8,349,995
Dividends from Unaffiliated Securities	—	—	—	—	—	—
Dividends from Affiliated Securities	1,298,692	434,618	—	—	—	—
Total Investment Income	119,921,866	41,468,503	6,320,421	2,596,284	1,031,168	8,349,995
Expenses:
Investment Advisory Fees	19,908,700	5,872,498	1,022,144	326,478	648,028	3,034,736
Distribution Fees - Class N	2,436,457	443,571	158,468	30,936	44,013	61,258
Distribution Fees - Class A	—	—	—	—	—	—
Transfer Agent Expenses	2,824,863	637,512	529,242	78,667	78,894	52,824
Administration, Fund Accounting and Custodian Fees	871,632	374,898	59,025	14,811	9,283	139,641
Registration Fees	277,472	115,332	71,386	48,058	10,852	69,963
Shareholder Reporting Expenses	151,658	33,906	38,055	4,386	9,203	7,559
Professional Fees	131,998	87,447	75,302	43,489	75,522	50,632
Insurance Expenses	28,594	9,432	4,954	1,919	1,351	6,362
Trustees Fees	37,569	11,591	3,698	808	677	7,638
Miscellaneous Expenses	22,344	11,861	16,129	7,081	133	827
Total Expenses	26,691,287	7,598,048	1,978,403	556,633	877,956	3,431,440
Less: Investment Advisory Fees (Waived)	(159,373)	(180,231)	—	—	—	—
Less: Other Fees (Reimbursed)/Recouped	—	333,665	(613,726)	(101,274)	(41,906)	—
Net Expenses	26,531,914	7,751,482	1,364,677	455,359	836,050	3,431,440

Net Investment Income (Loss)	93,389,952	33,717,021	4,955,744	2,140,925	195,118	4,918,555

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments in Unaffiliated Securities	1,358,858	3,850,423	852,485	(41,968)	(84)	4,276,489
Investments in Affiliated Securities	—	—	—	—	—	—
Foreign Currency	—	—	—	—	—	365,225
Forwards	—	—	—	—	—	(2,564,600)
Futures	—	—	—	(36,627)	—	—
Swaps	472,936,672	—	—	—	2,411,153	—
In-Kind Transactions	—	—	(1,774,375)	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	(22,805,543)	(6,502,574)	(1,394,856)	(340,138)	111,239	36,316,250
Investments in Affiliated Securities	50,000	2,107,793	—	—	—	—
Short Term Investments	(29,857)	—	—	—	(36,530)	—
Foreign Currency	—	—	—	—	—	119,537
Forwards	—	—	—	—	—	932,612
Futures	—	—	—	62,225	—	—
Swaps	(72,017,815)	—	—	—	1,818,088	—
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	—	68,704
Net Realized and Unrealized Gain (Loss) on Investments	379,492,315	(544,358)	(2,316,746)	(356,508)	4,303,866	39,514,217

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$472,882,267	$33,172,663	$2,638,998	$1,784,417	$4,498,984	$44,432,772

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	121

Statements of Operations (Cont.)	For the Year Ended March 31, 2018

	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short Bond Fund	DoubleLine Shiller Enhanced International CAPE®

INVESTMENT INCOME
Income:
Interest	$18,806,473	$1,687,906	$2,197,223
Dividends from Unaffiliated Securities	142,994	—	—
Dividends from Affiliated Securities	—	—	199,252
Total Investment Income	18,949,467	1,687,906	2,396,475
Expenses:
Investment Advisory Fees	2,533,522	165,854	496,859
Distribution Fees - Class N	38,048	476	81,457
Distribution Fees - Class A	—	—	—
Transfer Agent Expenses	85,555	66,795	139,170
Administration, Fund Accounting and Custodian Fees	115,014	21,961	76,719
Registration Fees	49,625	52,751	59,847
Shareholder Reporting Expenses	8,214	697	8,429
Professional Fees	58,783	35,364	241,101
Insurance Expenses	3,838	937	923
Trustees Fees	4,731	515	75
Miscellaneous Expenses	5,823	4,317	11,844
Total Expenses	2,903,153	349,667	1,116,424
Less: Investment Advisory Fees (Waived)	—	—	(23,371)
Less: Other Fees (Reimbursed)/Recouped	—	(30,967)	(389,095)
Net Expenses	2,903,153	318,700	703,958

Net Investment Income (Loss)	16,046,314	1,369,206	1,692,517

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments in Unaffiliated Securities	566,203	(2,548)	(190,464)
Investments in Affiliated Securities	—	—	(2,816)
Foreign Currency	—	—	(2,276,027)
Forwards	—	—	7,246,804
Futures	—	—	—
Swaps	—	—	672,441
In-Kind Transactions	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	(4,998,882)	31,090	(685,124)
Investments in Affiliated Securities	—	—	18,437
Short Term Investments	—	(65,567)	(9)
Foreign Currency	—	—	—
Forwards	—	—	3,918,082
Futures	—	—	—
Swaps	—	—	(5,566,040)
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	(708,877)
Net Realized and Unrealized Gain (Loss) on Investments	(4,432,679)	(37,025)	2,426,407

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$11,613,635	$1,332,181	$4,118,924

122	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	March 31, 2018

	DoubleLine Total Return Bond Fund		DoubleLine Core Fixed Income Fund
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2018	Year Ended March 31, 2017

OPERATIONS
Net Investment Income (Loss)	$1,601,879,473	$1,413,520,591	$267,262,886	$197,066,782
Net Realized Gain (Loss) on Investments	(79,667,201)	47,277,263	5,657,761	14,684,386
Net Change in Unrealized Appreciation (Depreciation) on Investments	(384,117,490)	(694,407,429)	(67,837,802)	(33,129,336)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,138,094,782	766,390,425	205,082,845	178,621,832

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(1,587,278,268)	(1,736,543,665)	(248,741,913)	(181,347,576)
Class N	(298,205,292)	(393,065,536)	(29,189,489)	(27,354,511)

Total Distributions to Shareholders	(1,885,483,560)	(2,129,609,201)	(277,931,402)	(208,702,087)

NET SHARE TRANSACTIONS
Class I	(760,988,821)	(601,278,088)	2,415,105,289	1,947,964,711
Class N	(1,425,651,870)	(1,514,557,094)	(44,949,834)	124,379,558
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(2,186,640,691)	(2,115,835,182)	2,370,155,455	2,072,344,269

Total Increase (Decrease) in Net Assets	$(2,934,029,469)	$(3,479,053,958)	$2,297,306,898	$2,042,264,014

NET ASSETS
Beginning of Period	$54,353,994,064	$57,833,048,022	$8,109,519,226	$6,067,255,212
End of Period	$51,419,964,595	$54,353,994,064	$10,406,826,124	$8,109,519,226

Undistributed (Accumulated) Net Investment Income (Loss) (See Note 6)	$(7,258,988)	$17,150,907	$(357,650)	$1,606,145

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	123

Statements of Changes in Net Assets (Cont.)	March 31, 2018

	DoubleLine Emerging Markets Fixed Income Fund		DoubleLine Multi-Asset Growth Fund (Consolidated)
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2018	Year Ended March 31, 2017

OPERATIONS
Net Investment Income (Loss)	$34,975,586	$37,199,421	$4,311,289	$2,612,432
Net Realized Gain (Loss) on Investments	24,199,913	7,893,429	13,659,331	9,808,959
Net Change in Unrealized Appreciation (Depreciation) on Investments	(25,901,517)	59,538,767	(6,191,026)	8,612,496
Net Increase (Decrease) in Net Assets Resulting from Operations	33,273,982	104,631,617	11,779,594	21,033,887

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(28,862,910)	(28,818,155)	(1,695,424)	(1,307,129)
Class N	(6,320,084)	(8,401,863)	—	—
Class A	—	—	(3,639,520)	(3,138,601)
From Net Realized Gain
Class I	(8,025,591)	—	(4,963,716)	—
Class N	(1,843,901)	—	—	—
Class A	—	—	(11,668,777)	—

Total Distributions to Shareholders	(45,052,486)	(37,220,018)	(21,967,437)	(4,445,730)

NET SHARE TRANSACTIONS
Class I	172,821,116	176,618,809	17,200,778	2,686,021
Class N	(32,549,587)	13,507,133	—	—
Class A	—	—	41,809,017	(6,340,222)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	140,271,529	190,125,942	59,009,795	(3,654,201)

Total Increase (Decrease) in Net Assets	$128,493,025	$257,537,541	$48,821,952	$12,933,956

NET ASSETS
Beginning of Period	$1,007,048,429	$749,510,888	$168,814,951	$155,880,995
End of Period	$1,135,541,454	$1,007,048,429	$217,636,903	$168,814,951

Undistributed (Accumulated) Net Investment Income (Loss) (See Note 6)	$65,930	$(348,570)	$824,634	$(903,060)

124	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2018

	DoubleLine Low Duration Bond Fund		DoubleLine Floating Rate Fund
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2018	Year Ended March 31, 2017

OPERATIONS
Net Investment Income (Loss)	$112,534,730	$70,617,059	$18,803,752	$11,325,643
Net Realized Gain (Loss) on Investments	1,819,381	2,730,970	473,607	1,008,729
Net Change in Unrealized Appreciation (Depreciation) on Investments	(30,978,747)	17,964,493	538,365	2,633,916
Net Increase (Decrease) in Net Assets Resulting from Operations	83,375,364	91,312,522	19,815,724	14,968,288

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(93,171,195)	(49,550,718)	(13,777,809)	(8,515,997)
Class N	(33,405,488)	(28,675,848)	(4,927,977)	(2,793,714)

Total Distributions to Shareholders	(126,576,683)	(78,226,566)	(18,705,786)	(11,309,711)

NET SHARE TRANSACTIONS
Class I	1,346,007,730	1,026,115,258	130,570,439	64,616,215
Class N	(90,906,784)	372,499,199	13,983,910	57,836,015
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	1,255,100,946	1,398,614,457	144,554,349	122,452,230

Total Increase (Decrease) in Net Assets	$1,211,899,627	$1,411,700,413	$145,664,287	$126,110,807

NET ASSETS
Beginning of Period	$4,296,946,264	$2,885,245,851	$428,003,867	$301,893,060
End of Period	$5,508,845,891	$4,296,946,264	$573,668,154	$428,003,867

Undistributed (Accumulated) Net Investment Income (Loss) (See Note 6)	$785,074	$250,567	$211,111	$113,145

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	125

Statements of Changes in Net Assets (Cont.)	March 31, 2018

	DoubleLine Shiller Enhanced CAPE®		DoubleLine Flexible Income Fund
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2018	Year Ended March 31, 2017

OPERATIONS
Net Investment Income (Loss)	$93,389,952	$30,672,850	$33,717,021	$12,444,778
Net Realized Gain (Loss) on Investments	474,295,530	157,397,086	3,850,423	954,406
Net Change in Unrealized Appreciation (Depreciation) on Investments	(94,803,215)	170,276,322	(4,394,781)	8,920,465
Net Increase (Decrease) in Net Assets Resulting from Operations	472,882,267	358,346,258	33,172,663	22,319,649

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(78,619,862)	(26,323,650)	(31,106,931)	(10,043,521)
Class N	(19,603,610)	(6,691,277)	(6,652,922)	(3,341,565)
From Net Realized Gain
Class I	(241,906,043)	(26,627,563)	—	—
Class N	(66,566,564)	(7,449,458)	—	—

Total Distributions to Shareholders	(406,696,079)	(67,091,948)	(37,759,853)	(13,385,086)

NET SHARE TRANSACTIONS
Class I	1,535,049,774	1,534,079,370	418,381,598	425,937,884
Class N	263,902,803	505,497,768	48,541,725	81,906,031
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	1,798,952,577	2,039,577,138	466,923,323	507,843,915

Total Increase (Decrease) in Net Assets	$1,865,138,765	$2,330,831,448	$462,336,133	$516,778,478

NET ASSETS
Beginning of Period	$3,191,124,490	$860,293,042	$740,248,245	$223,469,767
End of Period	$5,056,263,255	$3,191,124,490	$1,202,584,378	$740,248,245

Undistributed (Accumulated) Net Investment Income (Loss) (See Note 6)	$952,972	$273,584	$302,963	$164,531

126	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2018

	DoubleLine Low Duration Emerging Markets Fixed Income Fund		DoubleLine Long Duration Total Return Bond Fund
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2018	Year Ended March 31, 2017

OPERATIONS
Net Investment Income (Loss)	$4,955,744	$8,339,689	$2,140,925	$2,201,878
Net Realized Gain (Loss) on Investments	(921,890)	910,129	(78,595)	(363,906)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,394,856)	4,439,898	(277,913)	(3,969,120)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,638,998	13,689,716	1,784,417	(2,131,148)

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(3,775,543)	(3,196,392)	(1,760,556)	(1,739,864)
Class N	(1,453,338)	(5,136,394)	(378,109)	(474,185)
From Net Realized Gain
Class I	(303,772)	(145,250)	—	—
Class N	(334,250)	(251,863)	—	—

Total Distributions to Shareholders	(5,866,903)	(8,729,899)	(2,138,665)	(2,214,049)

NET SHARE TRANSACTIONS
Class I	11,528,754	64,287,333	5,169,028	(3,195,885)
Class N	(158,035,173)	94,918,197	(183,291)	(13,323,494)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(146,506,419)	159,205,530	4,985,737	(16,519,379)

Total Increase (Decrease) in Net Assets	$(149,734,324)	$164,165,347	$4,631,489	$(20,864,576)

NET ASSETS
Beginning of Period	$349,764,465	$185,599,118	$61,741,180	$82,605,756
End of Period	$200,030,141	$349,764,465	$66,372,669	$61,741,180

Undistributed (Accumulated) Net Investment Income (Loss) (See Note 6)	$(117,171)	$(57,445)	$12,015	$(5,110)

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	127

Statements of Changes in Net Assets (Cont.)	March 31, 2018

	DoubleLine Strategic Commodity Fund (Consolidated)		DoubleLine Global Bond Fund
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2018	Year Ended March 31, 2017

OPERATIONS
Net Investment Income (Loss)	$195,118	$(202,526)	$4,918,555	$1,476,400
Net Realized Gain (Loss) on Investments	2,411,069	3,855,568	2,077,114	(5,247,244)
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,892,797	(2,194,950)	37,437,103	(6,510,883)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,498,984	1,458,092	44,432,772	(10,281,727)

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(2,843,569)	(169,986)	(7,054,278)	(348,763)
Class N	(831,407)	(12,617)	(244,997)	(48,215)
From Net Realized Gain
Class I	(712)	—	—	—
Class N	(262)	—	—	—
From Return of Capital
Class I	—	—	—	(249,602)
Class N	—	—	—	(34,507)

Total Distributions to Shareholders	(3,675,950)	(182,603)	(7,299,275)	(681,087)

NET SHARE TRANSACTIONS
Class I	190,837,288	(6,967,137)	152,313,116	389,038,263
Class N	61,146,520	5,056,471	3,919,226	(15,257,228)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	251,983,808	(1,910,666)	156,232,342	373,781,035

Total Increase (Decrease) in Net Assets	$252,806,842	$(635,177)	$193,365,839	$362,818,221

NET ASSETS
Beginning of Period	$28,783,287	$29,418,464	$499,386,373	$136,568,152
End of Period	$281,590,129	$28,783,287	$692,752,212	$499,386,373

Undistributed (Accumulated) Net Investment Income (Loss) (See Note 6)	$2,535,455	$(150,622)	$(4,042,102)	$(2,816,373)

128	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2018

	DoubleLine Infrastructure Income Fund		DoubleLine Ultra Short Bond Fund
	Year Ended March 31, 2018	Period Ended March 31, 2017[1]	Year Ended March 31, 2018	Period Ended March 31, 2017[2]

OPERATIONS
Net Investment Income (Loss)	$16,046,314	$3,490,716	$1,369,206	$20,281
Net Realized Gain (Loss) on Investments	566,203	98,565	(2,548)	1,637
Net Change in Unrealized Appreciation (Depreciation) on Investments	(4,998,882)	445,901	(34,477)	6,969
Net Increase (Decrease) in Net Assets Resulting from Operations	11,613,635	4,035,182	1,332,181	28,887

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(16,144,693)	(3,422,792)	(1,351,595)	(19,756)
Class N	(489,074)	(6,782)	(1,731)	—
From Net Realized Gain
Class I	(385,190)	(61,163)	(4,461)	—
Class N	(13,836)	(191)	(5)	—

Total Distributions to Shareholders	(17,032,793)	(3,490,928)	(1,357,792)	(19,756)

NET SHARE TRANSACTIONS
Class I	145,347,246	391,569,220	157,986,489	8,284,896
Class N	19,171,708	569,700	153,060	124,261
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	164,518,954	392,138,920	158,139,549	8,409,157

Total Increase (Decrease) in Net Assets	$159,099,796	$392,683,174	$158,113,938	$8,418,288

NET ASSETS
Beginning of Period	$392,683,174	$—	$8,418,288	$—
End of Period	$551,782,970	$392,683,174	$166,532,226	$8,418,288

Undistributed (Accumulated) Net Investment Income (Loss) (See Note 6)	$(409,161)	$103,324	$13,576	$525

[1]	Commencement of operations on April 1, 2016.
[2]	Commencement of operations on June 30, 2016.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	129

Statements of Changes in Net Assets (Cont.)	March 31, 2018

	DoubleLine Shiller Enhanced International CAPE®
	Year Ended March 31, 2018	Period Ended March 31, 2017[1]

OPERATIONS
Net Investment Income (Loss)	$1,692,517	$19,585
Net Realized Gain (Loss) on Investments	5,449,938	582,251
Net Change in Unrealized Appreciation (Depreciation) on Investments	(3,023,531)	174,857
Net Increase (Decrease) in Net Assets Resulting from Operations	4,118,924	776,693

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(2,106,115)	(16,423)
Class N	(929,707)	(4,345)
From Net Realized Gain
Class I	(2,493,918)	—
Class N	(1,227,615)	—

Total Distributions to Shareholders	(6,757,355)	(20,768)

NET SHARE TRANSACTIONS
Class I	60,515,779	18,692,469
Class N	18,561,118	11,434,612
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	79,076,897	30,127,081

Total Increase (Decrease) in Net Assets	$76,438,466	$30,883,006

NET ASSETS
Beginning of Period	$30,883,006	$—
End of Period	$107,321,472	$30,883,006

Undistributed (Accumulated) Net Investment Income (Loss) (See Note 6)	$420,956	$(948)

[1]	Commencement of operations on December 23, 2016.

130	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Financial Highlights

	DoubleLine Total Return Bond Fund
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
	Class I	Class I	Class I	Class I	Class I	Class N	Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$10.63	$10.87	$11.04	$10.90	$11.34	$10.63	$10.87	$11.04	$10.89	$11.33

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[1]	0.32	0.27	0.35	0.41	0.42	0.30	0.24	0.33	0.40	0.39
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.09)	(0.11)	(0.09)	0.22	(0.30)	(0.09)	(0.11)	(0.09)	0.22	(0.30)
Total from Investment Operations	0.23	0.16	0.26	0.63	0.12	0.21	0.13	0.24	0.62	0.09

Less Distributions:
Distributions from Net Investment Income	(0.38)	(0.40)	(0.43)	(0.49)	(0.56)	(0.36)	(0.37)	(0.41)	(0.47)	(0.53)
Total Distributions	(0.38)	(0.40)	(0.43)	(0.49)	(0.56)	(0.36)	(0.37)	(0.41)	(0.47)	(0.53)
Net Asset Value, End of Period	$10.48	$10.63	$10.87	$11.04	$10.90	$10.48	$10.63	$10.87	$11.04	$10.89
Total Return	2.19%	1.46%	2.45%	5.93%	1.13%	1.93%	1.21%	2.20%	5.76%	0.88%

Supplemental Data:
Net Assets, End of Period (000’s)	$42,992,354	$44,379,730	$46,082,294	$36,286,609	$24,631,306	$8,427,611	$9,974,264	$11,750,754	$9,439,999	$7,070,779
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.47%	0.47%	0.47%	0.47%	0.47%	0.72%	0.72%	0.72%	0.72%	0.72%
Expenses After Investment Advisory Fees (Waived)	0.47%	0.47%	0.47%	0.47%	0.47%	0.72%	0.72%	0.72%	0.72%	0.72%
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.47%	0.47%	0.47%	0.47%	0.48%	0.72%	0.72%	0.72%	0.72%	0.73%
Net Investment Income (Loss)	3.04%	2.45%	3.29%	3.74%	3.78%	2.79%	2.20%	3.04%	3.50%	3.25%
Portfolio Turnover Rate	22%	22%	15%	13%	14%	22%	22%	15%	13%	14%

[1]	Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	131

Financial Highlights (Cont.)

	DoubleLine Core Fixed Income Fund
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
	Class I	Class I	Class I	Class I	Class I	Class N	Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$10.86	$10.87	$11.10	$10.88	$11.29	$10.85	$10.86	$11.10	$10.87	$11.28

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[1]	0.31	0.29	0.36	0.39	0.41	0.29	0.27	0.32	0.37	0.40
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.04)	0.01	(0.22)	0.26	(0.31)	(0.04)	0.01	(0.22)	0.26	(0.31)
Total from Investment Operations	0.27	0.30	0.14	0.65	0.10	0.25	0.28	0.10	0.63	0.09

Less Distributions:
Distributions from Net Investment Income	(0.32)	(0.31)	(0.37)	(0.43)	(0.47)	(0.30)	(0.29)	(0.34)	(0.40)	(0.46)
Distributions from Net Realized Gain	—	—	—	—	(0.04)	—	—	—	—	(0.04)
Total Distributions	(0.32)	(0.31)	(0.37)	(0.43)	(0.51)	(0.30)	(0.29)	(0.34)	(0.40)	(0.50)
Net Asset Value, End of Period	$10.81	$10.86	$10.87	$11.10	$10.88	$10.80	$10.85	$10.86	$11.10	$10.87
Total Return	2.51%	2.80%	1.31%	6.07%	1.03%	2.26%	2.54%	0.97%	5.91%	0.77%

Supplemental Data:
Net Assets, End of Period (000’s)	$9,381,508	$7,034,665	$5,114,336	$3,406,628	$1,351,760	$1,025,318	$1,074,854	$952,919	$612,066	$383,712
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.47%	0.47%	0.47%	0.48%	0.51%	0.72%	0.72%	0.72%	0.73%	0.76%
Expenses After Investment Advisory Fees (Waived)	0.42%	0.44%	0.46%	0.46%	0.48%	0.67%	0.69%	0.71%	0.71%	0.73%
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.42%	0.44%	0.46%	0.47%	0.48%	0.67%	0.69%	0.71%	0.72%	0.73%
Net Investment Income (Loss)	2.86%	2.72%	3.17%	3.60%	3.76%	2.61%	2.47%	2.92%	3.39%	3.32%
Portfolio Turnover Rate	77%	81%	70%	65%	53%	77%	81%	70%	65%	53%

[1]	Calculated based on average shares outstanding during the period.

132	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

	DoubleLine Emerging Markets Fixed Income Fund
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
	Class I	Class I	Class I	Class I	Class I	Class N	Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$10.50	$9.68	$10.23	$10.48	$11.03	$10.50	$9.68	$10.23	$10.48	$11.03

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[1]	0.33	0.45	0.49	0.55	0.46	0.31	0.42	0.46	0.52	0.44
Net Gain (Loss) on Investments (Realized and Unrealized)	0.02	0.81	(0.54)	(0.24)	(0.38)	0.02	0.81	(0.54)	(0.24)	(0.38)
Total from Investment Operations	0.35	1.26	(0.05)	0.31	0.08	0.33	1.23	(0.08)	0.28	0.06

Less Distributions:
Distributions from Net Investment Income	(0.34)	(0.44)	(0.50)	(0.56)	(0.48)	(0.31)	(0.41)	(0.47)	(0.53)	(0.46)
Distributions from Net Realized Gain	(0.09)	—	—	—	(0.15)	(0.09)	—	—	—	(0.15)
Total Distributions	(0.43)	(0.44)	(0.50)	(0.56)	(0.63)	(0.40)	(0.41)	(0.47)	(0.53)	(0.61)
Net Asset Value, End of Period	$10.42	$10.50	$9.68	$10.23	$10.48	$10.43	$10.50	$9.68	$10.23	$10.48
Total Return	3.30%	13.19%	(0.48)%	2.90%	0.95%	3.14%	12.91%	(0.73)%	2.64%	0.69%

Supplemental Data:
Net Assets, End of Period (000’s)	$937,978	$775,961	$548,221	$539,542	$331,790	$197,564	$231,087	$201,290	$233,347	$183,977
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.88%	0.92%	0.90%	0.90%	0.92%	1.13%	1.17%	1.15%	1.15%	1.17%
Expenses After Investment Advisory Fees (Waived)	0.88%	0.92%	0.90%	0.90%	0.92%	1.13%	1.17%	1.15%	1.15%	1.17%
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.88%	0.92%	0.90%	0.90%	0.92%	1.13%	1.17%	1.15%	1.15%	1.17%
Net Investment Income (Loss)	3.12%	4.28%	4.92%	5.20%	4.40%	2.93%	4.03%	4.67%	4.95%	4.25%
Portfolio Turnover Rate	78%	108%	75%	67%	79%	78%	108%	75%	67%	79%

[1]	Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	133

Financial Highlights (Cont.)

	DoubleLine Multi-Asset Growth Fund (Consolidated)
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
	Class I	Class I	Class I	Class I	Class I	Class A	Class A	Class A	Class A	Class A

Net Asset Value, Beginning of Period	$9.84	$8.85	$9.81	$10.10	$9.96	$9.81	$8.83	$9.78	$10.07	$9.95

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[1]	0.23	0.18	0.24	0.28	0.18	0.21	0.15	0.22	0.26	0.12
Net Gain (Loss) on Investments (Realized and Unrealized)	0.43	1.09	(0.65)	0.32	0.18	0.43	1.09	(0.65)	0.32	0.19
Total from Investment Operations	0.66	1.27	(0.41)	0.60	0.36	0.64	1.24	(0.43)	0.58	0.31

Less Distributions:
Distributions from Net Investment Income	(0.27)	(0.28)	(0.44)	(0.40)	(0.22)	(0.25)	(0.26)	(0.41)	(0.38)	(0.19)
Distributions from Net Realized Gain	(0.80)	—	(0.11)	(0.49)	—	(0.80)	—	(0.11)	(0.49)	—
Total Distributions	(1.07)	(0.28)	(0.55)	(0.89)	(0.22)	(1.05)	(0.26)	(0.52)	(0.87)	(0.19)
Net Asset Value, End of Period	$9.43	$9.84	$8.85	$9.81	$10.10	$9.40	$9.81	$8.83	$9.78	$10.07
Total Return[2]	6.80%	14.63%	(4.29)%	6.22%	3.65%	6.57%	14.27%	(4.42)%	5.96%	3.28%

Supplemental Data:
Net Assets, End of Period (000’s)	$63,651	$49,380	$42,075	$42,796	$66,292	$153,986	$119,435	$113,806	$84,307	$96,734
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	1.12%	1.21%	1.25%	1.30%	1.33%	1.37%	1.46%	1.50%	1.55%	1.58%
Expenses After Investment Advisory Fees (Waived)	1.01%	1.10%	1.12%	1.09%	1.26%	1.26%	1.35%	1.37%	1.34%	1.51%
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	1.02%	1.09%	1.07%	0.99%	1.13%	1.27%	1.34%	1.32%	1.24%	1.38%
Net Investment Income (Loss)	2.31%	1.87%	2.72%	2.87%	1.67%	2.08%	1.62%	2.47%	2.66%	1.01%
Portfolio Turnover Rate	83%	59%	56%	86%	150%	83%	59%	56%	86%	150%

[1]	Calculated based on average shares outstanding during the period.
[2]	Total return does not include the effects of sales charges for Class A.

134	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

	DoubleLine Low Duration Bond Fund
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
	Class I	Class I	Class I	Class I	Class I	Class N	Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$10.04	$9.99	$10.14	$10.19	$10.21	$10.03	$9.99	$10.13	$10.18	$10.20

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[1]	0.22	0.24	0.22	0.22	0.15	0.20	0.20	0.21	0.19	0.13
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.04)	0.06	(0.12)	(0.04)	—	(0.04)	0.06	(0.12)	(0.04)	—
Total from Investment Operations	0.18	0.30	0.10	0.18	0.15	0.16	0.26	0.09	0.15	0.13

Less Distributions:
Distributions from Net Investment Income	(0.25)	(0.25)	(0.25)	(0.23)	(0.17)	(0.23)	(0.22)	(0.23)	(0.20)	(0.15)
Total Distributions	(0.25)	(0.25)	(0.25)	(0.23)	(0.17)	(0.23)	(0.22)	(0.23)	(0.20)	(0.15)
Net Asset Value, End of Period	$9.97	$10.04	$9.99	$10.14	$10.19	$9.96	$10.03	$9.99	$10.13	$10.18
Total Return	1.82%	2.99%	1.00%	1.76%	1.51%	1.57%	2.64%	0.85%	1.51%	1.26%

Supplemental Data:
Net Assets, End of Period (000’s)	$4,069,943	$2,756,498	$1,722,942	$1,166,438	$851,771	$1,438,903	$1,540,448	$1,162,303	$1,148,730	$1,062,088
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.42%	0.43%	0.43%	0.45%	0.48%	0.67%	0.68%	0.68%	0.70%	0.73%
Expenses After Investment Advisory Fees (Waived)	0.41%	0.42%	0.42%	0.44%	0.48%	0.66%	0.67%	0.67%	0.69%	0.73%
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.41%	0.42%	0.43%	0.46%	0.47%	0.66%	0.67%	0.68%	0.71%	0.72%
Net Investment Income (Loss)	2.26%	2.25%	2.30%	2.16%	1.46%	1.99%	2.00%	2.05%	1.90%	1.30%
Portfolio Turnover Rate	62%	69%	66%	61%	53%	62%	69%	66%	61%	53%

[1]	Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	135

Financial Highlights (Cont.)

	DoubleLine Floating Rate Fund
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
	Class I	Class I	Class I	Class I	Class I	Class N	Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$9.90	$9.77	$10.14	$10.15	$10.08	$9.92	$9.79	$10.16	$10.16	$10.08

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[1]	0.41	0.35	0.36	0.34	0.27	0.37	0.33	0.34	0.32	0.25
Net Gain (Loss) on Investments (Realized and Unrealized)	0.02	0.13	(0.36)	—	0.04	0.02	0.13	(0.36)	—	0.05
Total from Investment Operations	0.43	0.48	—	0.34	0.31	0.39	0.46	(0.02)	0.32	0.30

Less Distributions:
Distributions from Net Investment Income	(0.39)	(0.35)	(0.37)	(0.34)	(0.24)	(0.36)	(0.33)	(0.35)	(0.31)	(0.22)
Distributions from Net Realized Gain	—	—	—	(0.01)	—	—	—	—	(0.01)	—
Total Distributions	(0.39)	(0.35)	(0.37)	(0.35)	(0.24)	(0.36)	(0.33)	(0.35)	(0.32)	(0.22)
Net Asset Value, End of Period	$9.94	$9.90	$9.77	$10.14	$10.15	$9.95	$9.92	$9.79	$10.16	$10.16
Total Return	4.39%	4.99%	0.02%	3.36%	3.07%	4.02%	4.73%	(0.23)%	3.19%	2.93%

Supplemental Data:
Net Assets, End of Period (000’s)	$428,379	$297,060	$229,612	$310,368	$276,737	$145,289	$130,944	$72,281	$51,103	$104,320
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.65%	0.68%	0.65%	0.67%	0.73%	0.90%	0.93%	0.90%	0.92%	0.98%
Expenses After Investment Advisory Fees (Waived)	0.65%	0.68%	0.65%	0.67%	0.73%	0.90%	0.93%	0.90%	0.92%	0.98%
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.65%	0.68%	0.65%	0.70%	0.73%	0.90%	0.93%	0.90%	0.95%	0.98%
Net Investment Income (Loss)	3.98%	3.60%	3.70%	3.35%	2.68%	3.71%	3.35%	3.45%	3.06%	2.68%
Portfolio Turnover Rate	77%	106%	70%	84%	66%	77%	106%	70%	84%	66%

[1]	Calculated based on average shares outstanding during the period.

136	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

	DoubleLine Shiller Enhanced CAPE®
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Period Ended March 31, 2014[1]		Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Period Ended March 31, 2014[1]
	Class I	Class I	Class I	Class I	Class I		Class N	Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$14.76	$12.32	$12.13	$10.68	$10.00		$14.75	$12.31	$12.12	$10.68	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.35	0.27	0.32	0.34	0.11		0.30	0.24	0.29	0.30	0.10
Net Gain (Loss) on Investments (Realized and Unrealized)	1.46	2.72	0.40	1.45	0.67		1.46	2.72	0.40	1.45	0.67
Total from Investment Operations	1.81	2.99	0.72	1.79	0.78		1.76	2.96	0.69	1.75	0.77

Less Distributions:
Distributions from Net Investment Income	(0.35)	(0.28)	(0.34)	(0.34)	(0.10)		(0.31)	(0.25)	(0.31)	(0.31)	(0.09)
Distributions from Net Realized Gain	(1.06)	(0.27)	(0.19)	— [5]	—		(1.06)	(0.27)	(0.19)	— [5]	—
Total Distributions	(1.41)	(0.55)	(0.53)	(0.34)	(0.10)		(1.37)	(0.52)	(0.50)	(0.31)	(0.09)
Net Asset Value, End of Period	$15.16	$14.76	$12.32	$12.13	$10.68		$15.14	$14.75	$12.31	$12.12	$10.68
Total Return	12.40%	24.75%	6.09%	16.96%	7.83%	[2]	12.06%	24.48%	5.84%	16.60%	7.73%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$4,013,700	$2,432,725	$673,308	$301,580	$30,061		$1,042,563	$758,400	$186,985	$78,834	$10,714
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.55%	0.55%	0.63%	0.82%	4.98%	[3]	0.80%	0.80%	0.88%	1.07%	5.23%	[3]
Expenses After Investment Advisory Fees (Waived)	0.54%	0.55%	0.63%	0.79%	4.72%	[3]	0.79%	0.80%	0.88%	1.04%	4.97%	[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.54%	0.60%	0.63%	0.62%	0.39%	[3]	0.79%	0.85%	0.88%	0.87%	0.64%	[3]
Net Investment Income (Loss)	2.17%	2.01%	2.66%	2.89%	2.64%	[3]	1.91%	1.76%	2.41%	2.63%	2.35%	[3]
Portfolio Turnover Rate	60%	68%	67%	68%	120%	[2]	60%	68%	67%	68%	120%	[2]

[1]	Commencement of operations on October 31, 2013.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.
[5]	Less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	137

Financial Highlights (Cont.)

	DoubleLine Flexible Income Fund
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[1]		Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[1]
	Class I	Class I	Class I	Class I		Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$9.82	$9.55	$9.99	$10.00		$9.82	$9.55	$9.99	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.35	0.32	0.36	0.42		0.33	0.30	0.34	0.40
Net Gain (Loss) on Investments (Realized and Unrealized)	0.03	0.29	(0.40)	(0.04)		0.03	0.29	(0.40)	(0.04)
Total from Investment Operations	0.38	0.61	(0.04)	0.38		0.36	0.59	(0.06)	0.36

Less Distributions:
Distributions from Net Investment Income	(0.39)	(0.34)	(0.40)	(0.39)		(0.37)	(0.32)	(0.38)	(0.37)
Total Distributions	(0.39)	(0.34)	(0.40)	(0.39)		(0.37)	(0.32)	(0.38)	(0.37)
Net Asset Value, End of Period	$9.81	$9.82	$9.55	$9.99		$9.81	$9.82	$9.55	$9.99
Total Return	3.94%	6.48%	(0.43)%	3.85%	[2]	3.69%	6.23%	(0.66)%	3.63%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$1,007,491	$593,153	$160,590	$57,511		$195,093	$147,095	$62,880	$27,417
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.76%	0.80%	0.87%	1.33%	[3]	1.01%	1.05%	1.12%	1.58%	[3]
Expenses After Investment Advisory Fees (Waived)	0.74%	0.76%	0.82%	1.27%	[3]	0.99%	1.01%	1.07%	1.52%	[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.77%	0.76%	0.77%	0.76%	[3]	1.02%	1.01%	1.02%	1.01%	[3]
Net Investment Income (Loss)	3.61%	3.36%	3.75%	4.26%	[3]	3.36%	3.11%	3.50%	4.08%	[3]
Portfolio Turnover Rate	41%	58%	42%	55%	[2]	41%	58%	42%	55%	[2]

[1]	Commencement of operations on April 7, 2014.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

138	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

	DoubleLine Low Duration Emerging Markets Fixed Income Fund
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[1]		Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[1]
	Class I	Class I	Class I	Class I		Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$9.85	$9.59	$9.83	$10.00		$9.86	$9.60	$9.84	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.24	0.29	0.33	0.37		0.22	0.27	0.31	0.35
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.11)	0.27	(0.23)	(0.17)		(0.11)	0.27	(0.23)	(0.17)
Total from Investment Operations	0.13	0.56	0.10	0.20		0.11	0.54	0.08	0.18

Less Distributions:
Distributions from Net Investment Income	(0.26)	(0.29)	(0.34)	(0.36)		(0.24)	(0.27)	(0.32)	(0.33)
Distributions from Net Realized Gain	(0.02)	(0.01)	—	(0.01)		(0.02)	(0.01)	—	(0.01)
Total Distributions	(0.28)	(0.30)	(0.34)	(0.37)		(0.26)	(0.28)	(0.32)	(0.34)
Net Asset Value, End of Period	$9.70	$9.85	$9.59	$9.83		$9.71	$9.86	$9.60	$9.84
Total Return	1.37%	5.95%	1.06%	1.92%	[2]	1.10%	5.69%	0.82%	1.80%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$142,174	$133,047	$66,797	$64,891		$57,856	$216,718	$118,802	$79,419
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.89%	0.74%	0.84%	0.91%	[3]	1.14%	0.99%	1.09%	1.16%	[3]
Expenses After Investment Advisory Fees (Waived)	0.89%	0.74%	0.84%	0.91%	[3]	1.14%	0.99%	1.09%	1.16%	[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.59%	0.59%	0.59%	0.59%	[3]	0.84%	0.84%	0.84%	0.84%	[3]
Net Investment Income (Loss)	2.50%	3.03%	3.44%	3.80%	[3]	2.25%	2.78%	3.19%	3.58%	[3]
Portfolio Turnover Rate	37%	61%	39%	21%	[2]	37%	61%	39%	21%	[2]

[1]	Commencement of operations on April 7, 2014.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	139

Financial Highlights (Cont.)

	DoubleLine Long Duration Total Return Bond Fund
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[1]		Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[1]
	Class I	Class I	Class I	Class I		Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$9.79	$10.40	$10.43	$10.00		$9.78	$10.39	$10.42	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.33	0.32	0.29	0.10		0.30	0.29	0.26	0.09
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.06)	(0.60)	(0.02)	0.41		(0.06)	(0.60)	(0.02)	0.41
Total from Investment Operations	0.27	(0.28)	0.27	0.51		0.24	(0.31)	0.24	0.50

Less Distributions:
Distributions from Net Investment Income	(0.33)	(0.33)	(0.29)	(0.08)		(0.30)	(0.30)	(0.26)	(0.08)
Distributions from Net Realized Gain	—	—	(0.01)	—		—	—	(0.01)	—
Total Distributions	(0.33)	(0.33)	(0.30)	(0.08)		(0.30)	(0.30)	(0.27)	(0.08)
Net Asset Value, End of Period	$9.73	$9.79	$10.40	$10.43		$9.72	$9.78	$10.39	$10.42
Total Return	2.74%	(2.82)%	2.76%	5.15%	[2]	2.48%	(3.08)%	2.51%	4.99%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$55,357	$50,465	$56,843	$56,240		$11,016	$11,276	$25,763	$19,572
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.81%	0.76%	0.84%	1.33%	[3]	1.06%	1.01%	1.09%	1.58%	[3]
Expenses After Investment Advisory Fees (Waived)	0.81%	0.76%	0.84%	1.33%	[3]	1.06%	1.01%	1.09%	1.58%	[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.65%	0.65%	0.65%	0.65%	[3]	0.90%	0.90%	0.90%	0.90%	[3]
Net Investment Income (Loss)	3.33%	3.13%	2.87%	3.02%	[3]	3.06%	2.79%	2.62%	3.00%	[3]
Portfolio Turnover Rate	33%	94%	52%	72%	[2]	33%	94%	52%	72%	[2]

[1]	Commencement of operations on December 15, 2014.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

140	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

	DoubleLine Strategic Commodity Fund (Consolidated)
	Year Ended March 31, 2018	Year Ended March 31, 2017	Period Ended March 31, 2016[1]		Year Ended March 31, 2018	Year Ended March 31, 2017	Period Ended March 31, 2016[1]
	Class I	Class I	Class I		Class N	Class N	Class N

Net Asset Value, Beginning of Period	$9.33	$8.69	$10.00		$9.28	$8.67	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss) [4]	0.04	(0.06)	(0.07)		0.01	(0.09)	(0.09)
Net Gain (Loss) on Investments (Realized and Unrealized)	1.27	0.75	(1.24)		1.27	0.75	(1.24)
Total from Investment Operations	1.31	0.69	(1.31)		1.28	0.66	(1.33)

Less Distributions:
Distributions from Net Investment Income	(0.53)	(0.05)	—		(0.52)	(0.05)	—
Distributions from Net Realized Gain	— [5]	—	—	[5]	— [5]	—	—	[5]
Total Distributions	(0.53)	(0.05)	—	[5]	(0.52)	(0.05)	—	[5]
Net Asset Value, End of Period	$10.11	$9.33	$8.69		$10.04	$9.28	$8.67
Total Return	14.03%	7.93%	(13.07)%[2]		13.79%	7.55%	(13.27)%[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$213,752	$22,243	$27,997		$67,838	$6,540	$1,421
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	1.16%	1.77%	4.42%	[3]	1.41%	2.23%	4.67%	[3]
Expenses After Investment Advisory Fees (Waived)	1.16%	1.77%	4.42%	[3]	1.41%	2.23%	4.67%	[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	1.10%	1.10%	1.06%	[3]	1.35%	1.35%	1.31%	[3]
Net Investment Income (Loss)	0.33%	(0.75)%	(1.05)%	[3]	0.09%	(1.00)%	(1.30)%	[3]
Portfolio Turnover Rate	0%	0%	0%	[2]	0%	0%	0%	[2]

[1]	Commencement of operations on May 18, 2015.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.
[5]	Less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	141

Financial Highlights (Cont.)

	DoubleLine Global Bond Fund
	Year Ended March 31, 2018	Year Ended March 31, 2017	Period Ended March 31, 2016[1]		Year Ended March 31, 2018	Year Ended March 31, 2017	Period Ended March 31, 2016[1]
	Class I	Class I	Class I		Class N	Class N	Class N

Net Asset Value, Beginning of Period	$10.04	$10.49	$10.00		$10.02	$10.49	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.09	0.05	0.02		0.06	0.02	0.02
Net Gain (Loss) on Investments (Realized and Unrealized)	0.72	(0.47)	0.49		0.72	(0.47)	0.49
Total from Investment Operations	0.81	(0.42)	0.51		0.78	(0.45)	0.51

Less Distributions:
Distributions from Net Investment Income	(0.14)	(0.02)	(0.02)		(0.11)	(0.01)	(0.02)
Distributions from Return of Capital	—	(0.01)	—		—	(0.01)	—
Total Distributions	(0.14)	(0.03)	(0.02)		(0.11)	(0.02)	(0.02)
Net Asset Value, End of Period	$10.71	$10.04	$10.49		$10.69	$10.02	$10.49
Total Return	7.96%	(4.00)%	5.11%	[2]	7.77%	(4.31)%	5.07%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$663,208	$475,328	$94,631		$29,544	$24,058	$41,937
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.56%	0.66%	1.29%	[3]	0.81%	0.91%	1.54%	[3]
Expenses After Investment Advisory Fees (Waived)	0.56%	0.66%	1.29%	[3]	0.81%	0.91%	1.54%	[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.56%	0.66%	0.70%	[3]	0.81%	0.91%	0.95%	[3]
Net Investment Income (Loss)	0.82%	0.52%	0.83%	[3]	0.57%	0.20%	0.58%	[3]
Portfolio Turnover Rate	16%	57%	13%	[2]	16%	57%	13%	[2]

[1]	Commencement of operations on December 17, 2015.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

142	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

	DoubleLine Infrastructure Income Fund
	Year Ended March 31, 2018	Period Ended March 31, 2017[1]		Year Ended March 31, 2018	Period Ended March 31, 2017[1]
	Class I	Class I		Class N	Class N

Net Asset Value, Beginning of Period	$10.07	$10.00		$10.06	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.30	0.29		0.29	0.26
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.03)	0.01		(0.03)	0.01
Total from Investment Operations	0.27	0.30		0.26	0.27

Less Distributions:
Distributions from Net Investment Income	(0.33)	(0.23)		(0.31)	(0.21)
Distributions from Net Realized Gain	(0.01)	—	[5]	(0.01)	—	[5]
Total Distributions	(0.34)	(0.23)		(0.32)	(0.21)
Net Asset Value, End of Period	$10.00	$10.07		$10.00	$10.06
Total Return	2.67%	3.11%	[2]	2.54%	2.76%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$532,404	$392,117		$19,379	$567
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.57%	0.77%	[3]	0.82%	1.50%	[3]
Expenses After Investment Advisory Fees (Waived)	0.57%	0.77%	[3]	0.82%	1.50%	[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.57%	0.64%	[3]	0.82%	0.89%	[3]
Net Investment Income (Loss)	3.18%	2.78%	[3]	2.86%	2.53%	[3]
Portfolio Turnover Rate	29%	43%	[2]	29%	43%	[2]

[1]	Commencement of operations on April 1, 2016.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.
[5]	Less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	143

Financial Highlights (Cont.)

	DoubleLine Ultra Short Bond Fund
	Year Ended March 31, 2018	Period Ended March 31, 2017[1]		Year Ended March 31, 2018	Period Ended March 31, 2017[1]
	Class I	Class I		Class N	Class N

Net Asset Value, Beginning of Period	$10.01	$10.00		$10.02	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.13	0.03		0.09	0.01
Net Gain (Loss) on Investments (Realized and Unrealized)	—	0.01		—	0.01
Total from Investment Operations	0.13	0.04		0.09	0.02

Less Distributions:
Distributions from Net Investment Income	(0.11)	(0.03)		(0.08)	—
Distributions from Net Realized Gain	— [5]	—		— [5]	—
Total Distributions	(0.11)	(0.03)		(0.08)	—
Net Asset Value, End of Period	$10.03	$10.01		$10.03	$10.02
Total Return	1.31%	0.36%	[2]	0.95%	0.20%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$166,255	$8,294		$278	$125
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.32%	4.87%	[3]	0.57%	5.42%	[3]
Expenses After Investment Advisory Fees (Waived)	0.32%	4.87%	[3]	0.57%	5.42%	[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.29%	0.35%	[3]	0.41%	0.60%	[3]
Net Investment Income (Loss)	1.24%	0.42%	[3]	0.92%	0.11%	[3]
Portfolio Turnover Rate	74%	79%	[2]	74%	79%	[2]

[1]	Commencement of operations on June 30, 2016.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.
[5]	Less than $0.005 per share.

144	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

	DoubleLine Shiller Enhanced International CAPE®
	Year Ended March 31, 2018	Period Ended March 31, 2017[1]		Year Ended March 31, 2018	Period Ended March 31, 2017[1]
	Class I	Class I		Class N	Class N

Net Asset Value, Beginning of Period	$10.86	$10.00		$10.86	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.22	0.03		0.18	0.02
Net Gain (Loss) on Investments (Realized and Unrealized)	0.86	0.85		0.86	0.85
Total from Investment Operations	1.08	0.88		1.04	0.87

Less Distributions:
Distributions from Net Investment Income	(0.35)	(0.02)		(0.32)	(0.01)
Distributions from Net Realized Gain	(0.35)	—		(0.35)	—
Total Distributions	(0.70)	(0.02)		(0.67)	(0.01)
Net Asset Value, End of Period	$11.24	$10.86		$11.23	$10.86
Total Return	9.92%	8.76%	[2]	9.56%	8.72%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$78,162	$19,384		$29,160	$11,499
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	1.04%	7.10%	[3]	1.29%	4.93%	[3]
Expenses After Investment Advisory Fees (Waived)	1.02%	7.10%	[3]	1.27%	4.93%	[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.63%	0.64%	[3]	0.87%	0.89%	[3]
Net Investment Income (Loss)	1.79%	0.72%	[3]	1.52%	0.58%	[3]
Portfolio Turnover Rate	69%	38%	[2]	69%	38%	[2]

[1]	Commencement of operations on December 23, 2016.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2018	145

Notes to Financial Statements	March 31, 2018

1.  Organization

DoubleLine Funds Trust, a Delaware statutory trust (the “Trust”), is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of 16 funds, DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund, DoubleLine Low Duration Bond Fund, DoubleLine Floating Rate Fund, DoubleLine Shiller Enhanced CAPE®, DoubleLine Flexible Income Fund, DoubleLine Low Duration Emerging Markets Fixed Income Fund, DoubleLine Selective Credit Fund, Doubleline Long Duration Total Return Bond Fund, DoubleLine Strategic Commodity Fund, DoubleLine Global Bond Fund, DoubleLine Infrastructure Income Fund, DoubleLine Ultra Short Bond Fund and DoubleLine Shiller Enhanced International CAPE® (each, a “Fund” and, collectively, the “Funds”). For financial information related to the DoubleLine Selective Credit Fund, please refer to the DoubleLine Selective Credit Fund’s separate annual report.

Each Fund is classified as a diversified fund under the 1940 Act, except the Global Bond Fund, Infrastructure Income Fund, and Strategic Commodity Fund, which are classified as non-diversified Funds. Currently under the 1940 Act, a diversified fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except, in each case, U.S. Government securities, cash, cash items and the securities of other investment companies). The remaining 25% of a fund’s total assets is not subject to this limitation.

The Funds’ investment objectives and commencement of operations of each share class are as follows:

Commencement of Operations
Fund Name	Investment Objective	I Shares	N Shares	A Shares
DoubleLine Total Return Bond Fund	Maximize total return	4/6/2010	4/6/2010	—
DoubleLine Core Fixed Income Fund	Maximize current income and total return	6/1/2010	6/1/2010	—
DoubleLine Emerging Markets Fixed Income Fund	Seek high total return from current income and capital appreciation	4/6/2010	4/6/2010	—
DoubleLine Multi-Asset Growth Fund (Consolidated)	Seek long-term capital appreciation	12/20/2010	—	12/20/2010
DoubleLine Low Duration Bond Fund	Seek current income	9/30/2011	9/30/2011	—
DoubleLine Floating Rate Fund	Seek high level of current income	2/1/2013	2/1/2013	—
DoubleLine Shiller Enhanced CAPE®	Seek total return which exceeds the total return of its benchmark index	10/31/2013	10/31/2013	—
DoubleLine Flexible Income Fund	Seek long-term total return while striving to generate current income	4/7/2014	4/7/2014	—
DoubleLine Low Duration Emerging Markets Fixed Income Fund	Seek long-term total return	4/7/2014	4/7/2014	—
DoubleLine Long Duration Total Return Bond Fund	Seek long-term total return	12/15/2014	12/15/2014	—
DoubleLine Strategic Commodity Fund (Consolidated)	Seek long-term total return	5/18/2015	5/18/2015	—
DoubleLine Global Bond Fund	Seek long-term total return	12/17/2015	12/17/2015	—
DoubleLine Infrastructure Income Fund	Seek long-term total return while striving to generate current income	4/1/2016	4/1/2016	—
DoubleLine Ultra Short Bond Fund	Seek to provide a level of current income consistent with limited price volatility	6/30/2016	6/30/2016	—
DoubleLine Shiller Enhanced International CAPE®	Seek total return which exceeds the total return of its benchmark index over a full market cycle	12/23/2016	12/23/2016	—

2.  Significant Accounting Policies

Each Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services—Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Funds have adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

146	DoubleLine Funds Trust

March 31, 2018

Assets and liabilities may be transferred between levels. The Funds use end of period timing recognition to account for any transfers.

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Funds are authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3.

Fixed-income class	Examples of Inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer
US bonds and notes of government and government agencies	Standard inputs
Residential and commercial mortgage-backed obligations; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports
Bank loans	Standard inputs

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts, that are traded on a national securities or commodities exchange, are typically valued at the last reported sales price, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as forward currency exchange contracts, options contracts, or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy.

Securities may be fair valued by the Adviser in accordance with the fair valuation procedures approved by the Board of Trustees (the “Board”). The Adviser’s valuation committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Adviser’s valuation committee and the pricing group are authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations or third party vendor prices are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value.

Annual Report	March 31, 2018	147

Notes to Financial Statements (Cont.)	March 31, 2018

The following is a summary of the fair valuations according to the inputs used to value the Funds’ investments as of March 31, 2018:

Category	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund
Investments in Securities
Level 1
Money Market Funds	$434,389,077	$429,725,329	$34,979,653	$14,699,127	$132,730,775	$51,810,045
Affiliated Mutual Funds	—	1,023,141,097	—	63,678,156	48,500,000	—
Exchange Traded Funds and Common Stocks	—	114,527	—	70,719,455	—	—
Real Estate Investment Trusts	—	—	—	9,421,335	—	—
Total Level 1	434,389,077	1,452,980,953	34,979,653	158,518,073	181,230,775	51,810,045
Level 2
US Government and Agency Mortgage Backed Obligations	24,474,003,074	1,622,529,346	—	5,725,086	62,827,276	—
Non-Agency Residential Collateralized Mortgage Obligations	13,032,986,558	847,880,792	—	12,841,474	693,281,782	—
Non-Agency Commercial Mortgage Backed Obligations	3,560,852,043	735,398,757	—	—	780,131,399	—
US Government and Agency Obligations	2,755,719,042	2,307,812,862	—	10,737,151	274,242,456	—
Collateralized Loan Obligations	2,516,258,015	273,971,307	—	5,354,191	901,486,529	6,555,935
Other Short Term Investments	2,241,559,686	78,128,803	—	6,965,912	270,084,708	—
Asset Backed Obligations	1,907,887,702	182,777,166	—	13,347,056	566,572,949	—
Commercial Paper	151,708,748	—	—	—	—	—
US Corporate Bonds	75,844,519	1,308,372,279	—	—	399,657,856	13,459,968
Foreign Corporate Bonds	24,326,063	993,490,485	870,953,026	—	854,505,290	976,500
Bank Loans	—	366,970,501	—	—	393,755,526	532,989,962
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	—	175,233,753	211,841,637	—	184,824,005	—
Municipal Bonds	—	4,894,683	—		—	—
Exchange Traded Funds and Common Stocks	—	1,896,346	3,193,310	—	1,248,392	—
Total Level 2	50,741,145,450	8,899,357,080	1,085,987,973	54,970,870	5,382,618,168	553,982,365
Level 3
Non-Agency Residential Collateralized Mortgage Obligations	292,218,731	38,731,632	—	988,374	2,088,064	—
Asset Backed Obligations	11,874,191	15,417,307	—	—	520,798	—
Collateralized Loan Obligations	10,876,636	—	—	—	—	—
Total Level 3	314,969,558	54,148,939	—	988,374	2,608,862	—
Total	$51,490,504,085	$10,406,486,972	$1,120,967,626	$214,477,317	$5,566,457,805	$605,792,410
Other Financial Instruments
Level 1
Futures Contracts	$—	$—	$—	$(1,312,414)	$—	$—
Total Level 1	—	—	—	(1,312,414)	—	—
Level 2
Total Return Swaps	—	—	—	3,094,832	—	—
Forward Currency Exchange Contracts	—	—	—	752,579	—	—
Credit Default Swaps	—	—	—	104	—	—
Total Level 2	—	—	—	3,847,515	—	—
Level 3	—	—	—	—	—	—
Total	$—	$—	$—	$2,535,101	$—	$—

148	DoubleLine Funds Trust

March 31, 2018

Category	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund
Investments in Securities
Level 1
Money Market Funds	$485,069,634	$167,143,724	$733,175	$1,198,867	$18,496,326	$10,158,068
Affiliated Mutual Funds	150,050,000	44,125,249	—	—	—	—
Exchange Traded Funds and Common Stock	—	10,970	—	—	—	—
Total Level 1	635,119,634	211,279,943	733,175	1,198,867	18,496,326	10,158,068
Level 2
Collateralized Loan Obligations	651,036,374	195,387,065	—	—	—	—
Non-Agency Commercial Mortgage Backed Obligations	573,436,734	106,718,048	—	—	—	—
Non-Agency Residential Collateralized Mortgage Obligations	548,068,403	196,060,405	—	—	—	—
Foreign Corporate Bonds	424,624,725	153,025,364	153,660,501	—	—	—
Bank Loans	400,644,755	115,591,600	—	—	—	—
US Government and Agency Obligations	398,110,592	51,398,859	—	13,753,196	58,131,986	172,154,566
Other Short Term Investments	394,570,580	—	—	—	201,543,706	—
US Corporate Bonds	316,086,427	61,689,422	—	—	—	—
Asset Backed Obligations	309,598,850	44,301,111	—	—	—	—
US Government and Agency Mortgage Backed Obligations	163,070,077	3,302,955	—	51,276,414	—	—
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	79,966,089	36,265,680	43,550,407	—	—	497,287,803
Exchange Traded Funds and Common Stocks	132,625	77,819	355,926	—	—	—
Total Level 2	4,259,346,231	963,818,328	197,566,834	65,029,610	259,675,692	669,442,369
Level 3
Non-Agency Residential Collateralized Mortgage Obligations	1,675,641	32,295,476	—	—	—	—
Non-Agency Commercial Mortgage Backed Obligations	—	1,039,796	—	—	—	—
Asset Backed Obligations	—	104,160	—	—	—	—
Total Level 3	1,675,641	33,439,432	—	—	—	—
Total	$4,896,141,506	$1,208,537,703	$198,300,009	$66,228,477	$278,172,018	$679,600,437
Other Financial Instruments
Level 1
Futures Contracts	$—	$—	$—	$62,225	$—	$—
Total Level 1	—	—	—	62,225	—	—
Level 2
Total Return Swaps	139,386,237	—	—	—	—	—
Excess Return Swaps	—	—	—	—	67,864	—
Forward Currency Exchange Contracts	—	—	—	—	—	659,220
Total Level 2	139,386,237	—	—	—	67,864	659,220
Level 3	—	—	—	—	—	—
Total	$139,386,237	$—	$—	$62,225	$67,864	$659,220

Annual Report	March 31, 2018	149

Notes to Financial Statements (Cont.)	March 31, 2018

Category	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short Bond Fund	DoubleLine Shiller Enhanced International CAPE®
Investments in Securities
Level 1
Money Market Funds	$41,905,631	$487,968	$1,563,489
Affiliated Mutual Funds	—	—	10,415,621
Total Level 1	41,905,631	487,968	11,979,110
Level 2
Asset Backed Obligations	208,523,139	—	15,346,008
US Corporate Bonds	151,439,347	43,882,634	9,153,557
Foreign Corporate Bonds	125,375,588	25,567,535	9,617,597
Commercial Paper	—	93,585,451	—
Other Short Term Investments	—	2,982,112	2,298,232
Collateralized Loan Obligations	—	—	19,745,144
Non-Agency Residential Collateralized Mortgage Obligations	—	—	16,322,770
US Government and Agency Obligations	—	—	9,661,649
Non-Agency Commercial Mortgage Backed Obligations	—	—	9,649,407
US Government and Agency Mortgage Backed Obligations	—	—	3,195,359
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	—	—	1,647,198
Total Level 2	485,338,074	166,017,732	96,636,921
Level 3
Foreign Corporate Bonds	10,382,226	—	—
Asset Backed Obligations	7,985,600	—	—
Total Level 3	18,367,826	—	—
Total	$545,611,531	$166,505,700	$108,616,031
Other Financial Instruments
Level 1	$—	$—	$—
Level 2
Forward Currency Exchange Contracts	—	—	3,914,969
Total Return Swaps	—	—	(5,418,400)
Total Level 2	—	—	(1,503,431)
Level 3	—	—	—
Total	$—	$—	$(1,503,431)

See the Schedules of Investments for further disaggregation of investment categories.

The following amounts were transferred between Level 1 to Level 2 as of March 31, 2018. Transfers between Level 1 and Level 2 were due to adjustments made to quoted market prices, such as foreign currency translation, to measure the fair value of those instruments.

	Transfers Out of Level 1	Transfers Into Level 2
DoubleLine Core Fixed Income Fund	$(1,896,346)	$1,896,346
DoubleLine Emerging Markets Fixed Income Fund	$(3,193,310)	$3,193,310
DoubleLine Low Duration Bond Fund	$(1,248,392)	$1,248,392
DoubleLine Shiller Enhanced CAPE®	$(132,625)	$132,625
DoubleLine Flexible Income Fund	$(77,819)	$77,819
DoubleLine Low Duration Emerging Markets Fixed Income Fund	$(355,926)	$355,926

150	DoubleLine Funds Trust

March 31, 2018

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

DoubleLine Flexible Income Fund	Fair Value as of 3/31/2017	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)[3]	Net Accretion (Amortization)	Purchases[1]	Sales[2]	Transfers Into Level 3[4]	Transfers Out of Level 3[4]	Fair Value as of 3/31/2018	Net Change in Unrealized Appreciation (Depreciation) on securities held at 3/31/2018[3]
Investments in Securities
Non-Agency Residential Collateralized Mortgage Obligations	$1,658,515	$18,113	$1,078,316	$430,080	$14,619,863	$(85,215)	$14,575,804	$—	$32,295,476	$34,757
Non-Agency Commercial Mortgage Backed Obligations	1,058,420	—	(52,651)	34,027	—	—	—	—	1,039,796	(52,651)
Asset Backed Obligations	659,893	—	1,414	—	—	(557,147)	—	—	104,160	1,414
Total	$3,376,828	$18,113	$1,027,079	$464,107	$14,619,863	$(642,362)	$14,575,804	$—	$33,439,432	$(16,480)

DoubleLine Infrastructure Income Fund	Fair Value as of 3/31/2017	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)[3]	Net Accretion (Amortization)	Purchases[1]	Sales[2]	Transfers Into Level 3[4]	Transfers Out of Level 3[4]	Fair Value as of 3/31/2018	Net Change in Unrealized Appreciation (Depreciation) on securities held at 3/31/2018[3]
Investments in Securities
Foreign Corporate Bonds	$—	$—	$—	$—	$—	$—	$10,382,226	$—	$10,382,226	$—
Asset Backed Obligations	—	—	25,600	—	7,960,000	—	—	—	7,985,600	—
Total	$—	$—	$25,600	$—	$7,960,000	$—	$10,382,226	$—	$18,367,826	$—

[1]	Purchases include all purchases of securities and payups.

[2]	Sales include all sales of securities, maturities, and paydowns.

[3]	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on securities held at March 31, 2018 may be due to a security that was not held or categorized as Level 3 at either period end.

[4]	Transfers into or out of Level 3 can be attributable to changes in the availability of pricing sources and/or in the observability of significant inputs used to measure the fair value of those instruments.

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

DoubleLine Flexible Income Fund	Fair Value as of 3/31/2018*	Valuation Techniques	Unobservable Input	Input Values	Impact to valuation from an increase to input
Non-Agency Residential Collateralized Mortgage Obligations	$32,295,476	Market Comparables	Market Quotes	$81.75-$108.61	Significant changes in the market quotes would result in direct and proportional changes in the fair value of the security
Non-Agency Commercial Mortgage Backed Obligations	$1,039,796	Market Comparables	Yields	10.71%	Increase in yields would result in the decrease in the fair value of the security
Asset Backed Obligations	$104,160	Market Comparables	Market Quotes	$99.97	Significant changes in the market quotes would result in direct and proportional changes in the fair value of the security

DoubleLine Infrastructure Income Fund	Fair Value as of 3/31/2018*	Valuation Techniques	Unobservable Input	Input Values	Impact to valuation from an increase to input
Foreign Corporate Bonds	$10,382,226	Market Comparables	Market Quotes	$102.75	Significant changes in the market quotes would result in direct and proportional changes in the fair value of the security
Asset Backed Obligations	$7,985,600	Market Comparables	Market Quotes	$99.82	Significant changes in the market quotes would result in direct and proportional changes in the fair value of the security

*	Level 3 securities are typically valued by pricing vendors. The appropriateness of fair values for these securities is monitored on an ongoing basis by the Adviser, which may include back testing, results of vendor due diligence, unchanged price review and consideration of market and/or sector events.

Annual Report	March 31, 2018	151

Notes to Financial Statements (Cont.)	March 31, 2018

B. Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Funds may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Funds have adopted financial reporting rules that require the Funds to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years, 2017, 2016 and 2015 for the Funds, are those that are open for exam by taxing authorities. As of March 31, 2018, the Funds have no examinations in progress.

Management has analyzed the Funds’ tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-ended March 31, 2018. The Funds identify their major tax jurisdictions as U.S. Federal, the State of Delaware and the State of California. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income is recorded on an accrual basis. Discounts/premiums on debt securities purchased, which may include residual and subordinate notes, are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income on the Statements of Operations.

D. Foreign Currency Translation. The Funds’ books and records are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Investment securities transactions, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments.

E. Dividends and Distributions to Shareholders. With the exception of the DoubleLine Multi-Asset Growth Fund, the DoubleLine Strategic Commodity Fund and the DoubleLine Global Bond Fund, dividends from net investment income will be declared and paid monthly. Dividends from the net investment income of the DoubleLine Multi-Asset Growth Fund and the DoubleLine Global Bond Fund will be declared and paid quarterly. Dividends from the net investment income of the DoubleLine Strategic Commodity Fund will be declared and paid annually. The Funds will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed (accumulated) net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed (accumulated) net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

Distributions from investment companies will be classified as investment income or realized gains in the Statements of Operations based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distributions are generally classified as investment income.

F. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

152	DoubleLine Funds Trust

March 31, 2018

G. Share Valuation. The NAV per share of a class of shares of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, attributable to that class, minus all liabilities (including estimated accrued expenses) attributable to that class by the total number of shares of that class outstanding, rounded to the nearest cent. The Funds’ NAV is typically calculated on days when the New York Stock Exchange opens for regular trading (except that the Funds, other than DoubleLine Strategic Commodity Fund, do not calculate their NAV on holidays when the principal U.S. bond markets are closed, such as Columbus Day and Veterans Day).

H. Unfunded Loan Commitments. The Funds may enter into certain credit agreements, of which all or a portion may be unfunded. These commitments are disclosed in the accompanying Schedules of Investments. The Funds are obligated to fund these commitments at the borrower’s discretion. The Funds generally will maintain with their custodian liquid investments having an aggregate value at least equal to the par value of unfunded loan commitments.

I. Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee and officer of the Funds is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

J. Basis for Consolidation. The DoubleLine Multi-Asset Growth Fund and the DoubleLine Strategic Commodity Fund may invest up to 25% of their total assets in the DoubleLine Cayman Multi-Asset Growth Fund I, Ltd. and the DoubleLine Strategic Commodity, Ltd. (each, a “Subsidiary” and, collectively, the “Subsidiaries”), respectively. The Subsidiaries, which are organized under the laws of the Cayman Islands, are wholly-owned and controlled by each respective Fund. Each Subsidiary invests in commodity-related investments and other investments. The consolidated financial statements include the accounts and balances of each Fund and its respective Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

As of March 31, 2018, the relationship of the Subsidiary to each respective Fund was as follows:

	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Strategic Commodity Fund (Consolidated)
Commencement of Operations	6/15/2011	5/18/2015
Fund Net Assets	$217,636,903	$281,590,129
Subsidiary % of Fund Net Assets	5.09%	21.27%
Subsidiary Financial Statement Information
Net Assets	$11,070,824	$59,884,284
Total Income	$118,389	$224,553
Net Realized Gain/(Loss)	$1,065,223	$2,365,715

K. Other. Each share class of a Fund is charged for those expenses that are directly attributable to that share class. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets or in such a manner as the Funds’ Board may in its sole discretion consider fair and equitable to each Fund. Investment income, Fund expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net assets of the classes.

3. Related and Other Party Transactions

DoubleLine Capital LP and DoubleLine Alternatives LP (formerly DoubleLine Commodity LP) (each, an “Adviser” and, collectively, the “Advisers”), provide the Funds with investment management services under Investment Management Agreements (the “Agreements”). Under the Agreements, each Adviser manages the investment of the assets of the applicable Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Trust’s business affairs. As compensation for its services, each Adviser is entitled to a monthly fee at the annual rates of the average daily net assets of the Funds (the “Advisory Fee”) in the following table. Each Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Funds.

Annual Report	March 31, 2018	153

Notes to Financial Statements (Cont.)	March 31, 2018

Each Adviser has contractually agreed to limit certain of the Funds’ ordinary operating expenses so that its ratio of such expenses to average net assets will not exceed the following ratios (the “Expense Caps”). For the purposes of the expense limitation agreement between each Adviser and the Funds, “ordinary operating expenses” excludes taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, acquired fund fees and expenses, and any extraordinary expenses. Each Fund’s expense limitation is expected to apply until at least July 31, 2019. Each may be terminated during the term only by a majority vote of the disinterested Trustees of the Board.

		Expense Caps
	Advisory Fee	I Shares	N Shares	A Shares
DoubleLine Total Return Bond Fund	0.40%	N/A	N/A	N/A
DoubleLine Core Fixed Income Fund	0.40%	N/A	N/A	N/A
DoubleLine Emerging Markets Fixed Income Fund	0.75%	0.95%	1.20%	N/A
DoubleLine Multi-Asset Growth Fund (Consolidated)	0.95%	1.15%	N/A	1.40%
DoubleLine Low Duration Bond Fund	0.35%	0.47%	0.72%	N/A
DoubleLine Floating Rate Fund	0.50%	0.75%	1.00%	N/A
DoubleLine Shiller Enhanced CAPE®	0.45%	0.65%	0.90%	N/A
DoubleLine Flexible Income Fund	0.62%	0.82%	1.07%	N/A
DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.50%	0.59%	0.84%	N/A
DoubleLine Long Duration Total Return Bond Fund	0.50%	0.65%	0.90%	N/A
DoubleLine Strategic Commodity Fund (Consolidated)	0.90%	1.10%	1.35%	N/A
DoubleLine Global Bond Fund	0.50%	0.70%	0.95%	N/A
DoubleLine Infrastructure Income Fund	0.50%	0.65%	0.90%	N/A
DoubleLine Ultra Short Bond Fund	0.15%	0.30%	0.55%	N/A
DoubleLine Shiller Enhanced International CAPE®	0.50%	0.65%	0.90%	N/A

Other than described above, to the extent that an Adviser waives its investment advisory fee and/or reimburses a Fund for other ordinary operating expenses, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed. Each Fund must pay its current ordinary operating expenses before each Adviser is entitled to any recoupment. Any such recoupment would be subject to review by the Board and will be subject to the Fund’s expense limitations in place when the fees were waived or the expenses were reimbursed.

Each Adviser, as applicable, contractually waived a portion of its fees or reimbursed certain operating expenses and may recapture a portion of the amounts no later than the dates as stated in the following table:

	March 31,
	2019	2020	2021
DoubleLine Multi-Asset Growth Fund (Consolidated)	$68,149	$21,559	$19,003
DoubleLine Low Duration Emerging Markets Fixed Income Fund	$432,477	$443,142	$613,726
DoubleLine Long Duration Total Return Bond Fund	$134,851	$80,395	$101,274
DoubleLine Strategic Commodity Fund (Consolidated)	$526,045	$183,840	$90,794
DoubleLine Global Bond Fund	$132,643	$13,273	$—
DoubleLine Infrastructure Income Fund	$—	$172,344	$—
DoubleLine Ultra Short Bond Fund	$—	$220,735	$30,967
DoubleLine Shiller Enhanced International CAPE®	$—	$171,882	$389,095

For the year ended March 31, 2018, each Adviser recouped the amounts shown from the following Funds:

DoubleLine Multi-Asset Growth Fund (Consolidated)	$45,415
DoubleLine Flexible Income Fund	$333,665
DoubleLine Strategic Commodity Fund (Consolidated)	$48,888

154	DoubleLine Funds Trust

March 31, 2018

If a Fund invested in other investment vehicles sponsored by an Adviser (“other DoubleLine Funds”) during the period, such Adviser waived its advisory fee to the Fund in an amount equal to the advisory fees paid to the Adviser by the other DoubleLine Funds in respect of Fund assets so invested. Accordingly, the Adviser waived the following fees for the year ended March 31, 2018.

DoubleLine Core Fixed Income Fund	$4,756,058
DoubleLine Multi-Asset Growth Fund (Consolidated)	$235,275
DoubleLine Low Duration Bond Fund	$246,867
DoubleLine Shiller Enhanced CAPE®	$159,373
DoubleLine Flexible Income Fund	$180,231
DoubleLine Shiller Enhanced International CAPE®	$23,371

As of March 31, 2018 , greater than 5% of the following DoubleLine Funds was held by other DoubleLine Funds as follows:

Affiliated Fund Held	% Owned	Significant Owner
DoubleLine Global Bond Fund	75%	DoubleLine Core Fixed Income Fund
DoubleLine Infrastructure Income Fund	83%	DoubleLine Core Fixed Income Fund
DoubleLine Long Duration Total Return Bond Fund	73%	DoubleLine Core Fixed Income Fund
DoubleLine Global Bond Fund	6%	DoubleLine Flexible Income Fund
DoubleLine Low Duration Emerging Markets Fixed Income Fund	24%	DoubleLine Low Duration Bond Fund
DoubleLine Ultra Short Bond Fund	90%	DoubleLine Shiller Enhanced CAPE®

DoubleLine Capital LP and certain DoubleLine affiliated advisers provide investment advisory, sub-advisory, or consulting services to a variety of investors, including investment program sponsors, separate accounts, and mutual funds sponsored by third parties (collectively “third-party accounts”). Those services may result, directly or indirectly, in investments by the third-party accounts in one or more of the Funds. At times, the third-party accounts’ investments, individually or in the aggregate, may represent material interests in one or more of the Funds. The third-party accounts’ transaction activity in a Fund may cause a Fund to incur material transaction costs, to realize taxable gains distributable to shareholders, and/or to buy or sell assets at a time when the Fund might not otherwise do so, each of which may adversely affect a Fund’s performance. See the description of Large Shareholder Risk in the Principal Risks Note for more information. Records available to the Funds reflect that greater than 25% of the following Funds were held by third-party accounts as of March 31, 2018:

% Owned
DoubleLine Multi-Asset Growth Fund (Consolidated)	77%

4.  Distribution, Sales Charge and Redemption Fees

Class N shares and Class A shares of the Funds make payments under a distribution plan (the “Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, each Fund compensates the Fund’s distributor for distribution and related services at an annual rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N and Class A shares. The fees may be used to pay the Fund’s distributor for distribution services and sales support services provided in connection with Class N and Class A shares.

The Class A shares of DoubleLine Multi-Asset Growth Fund have a maximum sales charge imposed on purchases of 4.25% of the offering price and a maximum contingent deferred sales charge of 0.75% that applies to purchases of $1 million or more of Class A shares if the shares are redeemed within 18 months of purchase.

The DoubleLine Multi-Asset Growth Fund and the DoubleLine Floating Rate Fund each impose redemption fees. Redemption fees are paid to and retained by the Funds to limit the opportunity to market time these Funds and to help offset estimated portfolio transaction costs and other related costs incurred by the Funds as a result of short-term trading. Subject to the exceptions discussed in the Funds’ prospectus, the Funds will apply a redemption fee equal to 1% of the value of any shares redeemed within 90 days of purchase.

Annual Report	March 31, 2018	155

Notes to Financial Statements (Cont.)	March 31, 2018

5.  Purchases and Sales of Securities

Investment transactions (excluding short-term investments and in-kind transactions) for the year ended March 31, 2018 were as follows:

	All Other		U.S. Government[1]
	Purchases at Cost	Sales or Maturity Proceeds	Purchases at Cost	Sales or Maturity Proceeds
DoubleLine Total Return Bond Fund	$9,902,795,747	$11,854,986,858	$997,210,306	$787,464,052
DoubleLine Core Fixed Income Fund	$4,255,952,938	$2,564,799,178	$4,840,667,478	$4,245,609,111
DoubleLine Emerging Markets Fixed Income Fund	$957,312,264	$854,480,778	$—	$—
DoubleLine Multi-Asset Growth Fund (Consolidated)	$194,112,734	$130,870,645	$—	$—
DoubleLine Low Duration Bond Fund	$3,614,410,365	$2,356,037,063	$363,985,176	$544,860,735
DoubleLine Floating Rate Fund	$500,069,290	$359,766,510	$—	$—
DoubleLine Shiller Enhanced CAPE ®	$2,876,451,338	$1,379,164,949	$519,805,399	$649,114,606
DoubleLine Flexible Income Fund	$675,627,061	$358,477,856	$18,828,652	$—
DoubleLine Low Duration Emerging Markets Fixed Income Fund	$88,642,215	$77,212,805	$—	$—
DoubleLine Long Duration Total Return Bond Fund	$2,584,724	$3,019,438	$22,880,147	$18,060,321
DoubleLine Strategic Commodity Fund (Consolidated)	$—	$—	$—	$—
DoubleLine Global Bond Fund	$185,905,478	$68,851,555	$63,901,316	$20,836,675
DoubleLine Infrastructure Income Fund	$246,816,525	$126,211,877	$9,907,813	$9,575,391
DoubleLine Ultra Short Bond Fund	$88,460,924	$30,517,595	$—	$—
Doubleline Shiller Enhanced International CAPE®	$116,406,350	$32,319,071	$22,225,092	$21,018,040

Purchases and sales related to in-kind transactions for the DoubleLine Low Duration Emerging Markets Fixed Income Fund for the year ended March 31, 2018 were $0 and $127,291,182, respectively. There were no purchases or sales related to in-kind transactions for any of the other Funds.

[1]	U.S. Government transactions are defined as those involving long-term U.S. Treasury bills, bonds and notes.

6.  Income Tax Information and Distributions to Shareholders

The tax character of distributions for the Funds were as follows:

	Year Ended March 31, 2018		Period Ended March 31, 2017
	Ordinary Income	Long Term Capital Gain	Ordinary Income	Long Term Capital Gain	Return of Capital
DoubleLine Total Return Bond Fund	$1,885,483,560	$—	$2,129,609,201	$—	$—
DoubleLine Core Fixed Income Fund	$277,931,402	$—	$208,702,087	$—	$—
DoubleLine Emerging Markets Fixed Income Fund	$44,702,039	$350,447	$37,220,018	$—	$—
DoubleLine Multi-Asset Growth Fund (Consolidated)	$12,565,996	$9,401,441	$4,445,730	$—	$—
DoubleLine Low Duration Bond Fund	$126,576,683	$—	$78,226,566	$—	$—
DoubleLine Floating Rate Fund	$18,705,786	$—	$11,309,711	$—	$—
DoubleLine Shiller Enhanced CAPE®	$122,263,825	$284,432,254	$34,848,113	$32,243,835	$—
DoubleLine Flexible Income Fund	$37,759,853	$—	$13,385,086	$—	$—
DoubleLine Low Duration Emerging Markets Fixed Income Fund	$5,581,626	$285,277	$8,729,899	$—	$—
DoubleLine Long Duration Total Return Bond Fund	$2,138,665	$—	$2,214,049	$—	$—
DoubleLine Strategic Commodity Fund (Consolidated)	$3,675,950	$—	$182,603	$—	$—
DoubleLine Global Bond Fund	$7,299,275	$—	$396,978	$—	$284,109
DoubleLine Infrastructure Income Fund	$17,032,793	$—	$3,490,928	$—	$—
DoubleLine Ultra Short Bond Fund	$1,357,792	$—	$19,756	$—	$—
DoubleLine Shiller Enhanced International CAPE®	$5,138,745	$1,618,610	$20,768	$—	$—

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero.

156	DoubleLine Funds Trust

March 31, 2018

The cost basis of investments for federal income tax purposes as of March 31, 2018, was as follows:

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund
Tax Cost of Investments	$52,330,454,350	$10,508,349,182	$1,174,379,418	$219,704,242	$5,608,964,358	$604,061,595
Gross Tax Unrealized Appreciation	817,295,468	91,112,267	3,331,933	9,524,930	12,664,801	3,529,263
Gross Tax Unrealized Depreciation	(1,657,245,733)	(192,974,477)	(56,743,725)	(12,216,754)	(55,171,354)	(1,798,448)
Net Tax Unrealized Appreciation (Depreciation)	(839,950,265)	(101,862,210)	(53,411,792)	(2,691,824)	(42,506,553)	1,730,815

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund
Tax Cost of Investments	$4,924,747,234	$1,214,218,181	$203,763,452	$67,370,348	$278,099,329	$660,746,910
Gross Tax Unrealized Appreciation	139,523,679	11,093,278	241,447	555,514	6,228,285	43,662,712
Gross Tax Unrealized Depreciation	(28,743,170)	(16,773,756)	(5,704,890)	(1,635,160)	(6,087,732)	(15,766,826)
Net Tax Unrealized Appreciation (Depreciation)	110,780,509	(5,680,478)	(5,463,443)	(1,079,646)	140,553	27,895,886

	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short Bond Fund	DoubleLine Shiller Enhanced International CAPE®
Tax Cost of Investments	$550,374,034	$166,533,324	$113,167,518
Gross Tax Unrealized Appreciation	3,229,640	79,402	12,235,297
Gross Tax Unrealized Depreciation	(7,992,143)	(107,026)	(18,999,031)
Net Tax Unrealized Appreciation (Depreciation)	(4,762,503)	(27,624)	(6,763,734)

As of March 31, 2018, the components of accumulated earnings (losses) for income tax purposes were as follows:

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund
Net Tax Unrealized Appreciation (Depreciation)	$(839,950,265)	$(101,862,210)	$(53,411,792)	$(2,691,824)	$(42,506,553)	$1,730,815
Undistributed Ordinary Income	26,418,092	8,051,045	2,833,758	1,804,320	3,368,640	1,194,622
Undistributed Long Term Capital Gains	—	—	—	—	—	—
Total Distributable Earnings	26,418,092	8,051,045	2,833,758	1,804,320	3,368,640	1,194,622
Other Accumulated Gains (Losses)	(2,607,524,045)	(56,149,301)	(1,530,136)	(2,551,131)	(35,630,896)	(9,366,808)
Total Accumulated Earnings (Losses)	(3,421,056,218)	(149,960,466)	(52,108,170)	(3,438,635)	(74,768,809)	(6,441,371)

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund
Net Tax Unrealized Appreciation (Depreciation)	$110,780,509	$(5,680,478)	$(5,463,443)	$(1,079,646)	$140,553	$27,895,886
Undistributed Ordinary Income	12,085,886	972,374	378,955	150,915	2,535,636	4,062,067
Undistributed Long Term Capital Gains	273,630,003	—	148,364	—	—	—
Total Distributable Earnings	285,715,889	972,374	527,319	150,915	2,535,636	4,062,067
Other Accumulated Gains (Losses)	(2,305,405)	(2,004,105)	(166,994)	(1,472,478)	(187)	(36,455)
Total Accumulated Earnings (Losses)	394,190,993	(6,712,209)	(5,103,118)	(2,401,209)	2,676,002	31,921,498

Annual Report	March 31, 2018	157

Notes to Financial Statements (Cont.)	March 31, 2018

	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short Bond Fund	DoubleLine Shiller Enhanced International CAPE®
Net Tax Unrealized Appreciation (Depreciation)	$(4,762,503)	$(27,624)	$(6,763,734)
Undistributed Ordinary Income	1,161,832	207,834	483,416
Undistributed Long Term Capital Gains	88,676	—	4,460,272
Total Distributable Earnings	1,250,508	207,834	4,943,688
Other Accumulated Gains (Losses)	(1,362,909)	(196,690)	(62,463)
Total Accumulated Earnings (Losses)	(4,874,904)	(16,480)	(1,882,509)

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after January 1, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

As of March 31, 2018, the following capital loss carryforwards were available:

	Capital Loss Carryforward	Expires
DoubleLine Total Return Bond Fund	$3,709,758	3/31/2019
DoubleLine Total Return Bond Fund	$2,570,137,207	Indefinite
DoubleLine Core Fixed Income Fund	$48,359,380	Indefinite
DoubleLine Low Duration Bond Fund	$33,254,027	Indefinite
DoubleLine Floating Rate Fund	$8,383,297	Indefinite
DoubleLine Flexible Income Fund	$1,308,020	Indefinite
DoubleLine Long Duration Total Return Bond Fund	$1,333,578	Indefinite
DoubleLine Strategic Commodity Fund (Consolidated)	$6	Indefinite
DoubleLine Global Bond Fund	$34,080	Indefinite
DoubleLine Ultra Short Bond Fund	$2,432	Indefinite

As of March 31, 2018, the following Funds deferred, on a tax basis, losses of:

	Post-October Loss	Late-Year Loss
DoubleLine Emerging Markets Fixed Income Fund	$1,131,288	$—
DoubleLine Multi-Asset Growth Fund (Consolidated)	$1,556,430	$—

158	DoubleLine Funds Trust

March 31, 2018

Additionally, US GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to paydown losses, accretion of discount on certain debt instruments, foreign currency gains (losses) and consent fee income. For the period ended March 31, 2018, the following table shows the reclassifications made:

	Undistributed (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
DoubleLine Total Return Bond Fund	$259,194,192	$(259,194,192)	$—
DoubleLine Core Fixed Income Fund	$8,704,721	$(8,704,720)	$(1)
DoubleLine Emerging Markets Fixed Income Fund	$621,908	$(621,908)	$—
DoubleLine Multi-Asset Growth Fund (Consolidated)	$2,751,349	$(1,674,578)	$(1,076,771)
DoubleLine Low Duration Bond Fund	$14,576,460	$(14,576,460)	$—
DoubleLine Floating Rate Fund	$—	$—	$—
DoubleLine Shiller Enhanced CAPE®	$5,512,908	$(5,512,908)	$—
DoubleLine Flexible Income Fund	$4,181,264	$(4,181,264)	$—
DoubleLine Low Duration Emerging Markets Fixed Income Fund	$213,411	$1,566,777	$(1,780,188)
DoubleLine Long Duration Total Return Bond Fund	$14,865	$(14,865)	$—
DoubleLine Strategic Commodity Fund (Consolidated)	$6,165,935	$(2,411,057)	$(3,754,878)
DoubleLine Global Bond Fund	$1,154,991	$(1,154,991)	$—
DoubleLine Infrastructure Income Fund	$74,968	$(74,968)	$—
DoubleLine Ultra Short Bond Fund	$(2,829)	$2,829	$—
DoubleLine Shiller Enhanced International CAPE®	$1,765,209	$(1,765,209)	$—

7.  Share Transactions

Transactions in each Fund’s shares were as follows:

	DoubleLine Total Return Bond Fund				DoubleLine Core Fixed Income Fund
	Year Ended March 31, 2018		Year Ended March 31, 2017		Year Ended March 31, 2018		Year Ended March 31, 2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class I	1,229,133,367	$13,089,461,799	1,511,555,139	$16,337,735,560	357,753,798	$3,919,243,224	324,434,484	$3,550,991,953
Class N	276,781,319	2,948,049,468	348,301,837	3,765,457,623	30,228,384	331,003,784	47,100,233	515,180,881
Reinvested Dividends
Class I	111,191,439	1,182,155,529	111,334,724	1,200,621,661	15,993,625	175,016,336	11,549,298	126,516,108
Class N	23,280,468	247,608,657	30,312,173	326,729,209	2,462,170	26,929,289	2,309,279	25,291,372
Shares Redeemed
Class I	(1,412,657,467)	(15,032,606,149)	(1,687,474,677)	(18,139,635,309)	(153,544,332)	(1,679,154,271)	(158,503,101)	(1,729,543,350)
Class N	(434,172,038)	(4,621,309,995)	(521,395,138)	(5,606,743,926)	(36,810,525)	(402,882,907)	(38,056,037)	(416,092,695)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(206,442,912)	$(2,186,640,691)	(207,365,942)	$(2,115,835,182)	216,083,120	$2,370,155,455	188,834,156	$2,072,344,269

Annual Report	March 31, 2018	159

Notes to Financial Statements (Cont.)	March 31, 2018

	DoubleLine Emerging Markets Fixed Income Fund				DoubleLine Multi-Asset Growth Fund (Consolidated)
	Year Ended March 31, 2018		Year Ended March 31, 2017		Year Ended March 31, 2018			Year Ended March 31, 2017
	Shares	Amount	Shares	Amount	Shares	Amount		Shares	Amount
Shares Sold
Class I	52,503,314	$561,305,737	45,973,297	$472,413,041	4,817,934	$48,331,341		2,589,863	$24,144,395
Class N	8,864,323	94,939,970	14,611,713	150,698,505	—	—		—	—
Class A	—	—	—	—	7,473,673	74,755,136		4,860,323	45,195,042
Reinvested Dividends
Class I	2,880,730	30,804,581	2,376,393	24,404,747	583,138	5,599,644		76,181	701,542
Class N	643,048	6,877,776	649,217	6,663,623	—	—		—	—
Class A	—	—	—	—	1,240,489	11,820,029		35,819	328,309
Shares Redeemed
Class I	(39,286,704)	(419,289,202)	(31,095,986)	(320,198,979)	(3,672,745)	(36,730,207	)*	(2,397,783)	(22,159,916	)#
Class N	(12,560,892)	(134,367,333)	(14,050,414)	(143,854,995)	—	—		—	—
Class A	—	—	—	—	(4,502,930)	(44,766,148	)*	(5,607,038)	(51,863,573	)#
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	13,043,819	$140,271,529	18,464,220	$190,125,942	5,939,559	$59,009,795		(442,635)	$(3,654,201)

	DoubleLine Low Duration Bond Fund				DoubleLine Floating Rate Fund
	Year Ended March 31, 2018		Year Ended March 31, 2017		Year Ended March 31, 2018			Year Ended March 31, 2017
	Shares	Amount	Shares	Amount	Shares	Amount		Shares	Amount
Shares Sold
Class I	322,694,776	$3,243,200,061	215,030,009	$2,159,461,515	23,692,581	$235,477,025		18,481,730	$183,178,045
Class N	49,585,647	497,995,642	73,298,275	735,441,924	6,532,183	65,026,951		9,091,207	90,293,490
Reinvested Dividends
Class I	7,745,357	77,746,816	3,949,425	39,652,904	697,340	6,923,359		431,276	4,260,647
Class N	2,642,390	26,505,201	2,254,104	22,616,259	234,046	2,326,664		172,847	1,711,179
Shares Redeemed
Class I	(196,651,469)	(1,974,939,147)	(116,878,696)	(1,172,999,161)	(11,271,628)	(111,829,945	)~	(12,426,950)	(122,822,477	)^
Class N	(61,284,226)	(615,407,627)	(38,426,807)	(385,558,984)	(5,363,395)	(53,369,705	)~	(3,452,232)	(34,168,654	)^
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	124,732,475	$1,255,100,946	139,226,310	$1,398,614,457	14,521,127	$144,554,349		12,297,878	$122,452,230

	DoubleLine Shiller Enhanced CAPE®				DoubleLine Flexible Income Fund
	Year Ended March 31, 2018		Year Ended March 31, 2017		Year Ended March 31, 2018		Year Ended March 31, 2017
	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class I	144,791,816	$2,237,196,835	128,671,146	$1,786,629,059	63,198,938	$625,215,273	52,891,181	$516,918,176
Class N	44,395,344	685,241,452	45,626,661	634,244,411	9,422,437	93,148,924	11,830,952	115,360,862
Reinvested Dividends
Class I	17,363,405	263,943,598	3,095,216	42,589,328	2,509,936	24,791,435	734,612	7,177,826
Class N	4,998,130	75,795,931	825,260	11,355,650	628,537	6,205,764	316,282	3,086,449
Shares Redeemed
Class I	(62,191,844)	(966,090,659)	(21,548,437)	(295,139,017)	(23,414,190)	(231,625,110)	(10,049,430)	(98,158,118)
Class N	(31,975,794)	(497,134,580)	(10,204,236)	(140,102,293)	(5,138,728)	(50,812,963)	(3,748,450)	(36,541,280)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	117,381,057	$1,798,952,577	146,465,610	$2,039,577,138	47,206,930	$466,923,323	51,975,147	$507,843,915

160	DoubleLine Funds Trust

March 31, 2018

	DoubleLine Low Duration Emerging Markets Fixed Income Fund				DoubleLine Long Duration Total Return Bond Fund
	Year Ended March 31, 2018		Year Ended March 31, 2017		Year Ended March 31, 2018		Year Ended March 31, 2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class I	4,381,615	$43,302,426	9,645,650	$94,767,162	862,199	$8,389,279	495,668	$5,130,338
Class N	15,217,555	150,091,407	12,840,946	126,784,920	1,647,204	16,466,428	1,658,759	17,151,231
Reinvested Dividends
Class I	196,823	1,940,434	106,089	1,040,548	11,429	112,552	7,621	79,809
Class N	157,144	1,550,855	494,414	4,859,319	34,234	339,382	38,978	404,559
Shares Redeemed
Class I	(3,420,470)	(33,714,106)	(3,210,924)	(31,520,377)	(337,054)	(3,332,803)	(814,365)	(8,406,032)
Class N	(31,391,834)	(309,677,435)	(3,733,673)	(36,726,042)	(1,700,616)	(16,989,101)	(3,024,266)	(30,879,284)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(14,859,167)	$(146,506,419)	16,142,502	$159,205,530	517,396	$4,985,737	(1,637,605)	$(16,519,379)

	DoubleLine Strategic Commodity Fund (Consolidated)				DoubleLine Global Bond Fund
	Year Ended March 31, 2018		Year Ended March 31, 2017		Year Ended March 31, 2018		Year Ended March 31, 2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class I	21,534,043	$218,787,426	2,255,511	$21,277,815	17,193,294	$179,535,105	42,140,256	$428,673,225
Class N	6,688,980	67,383,032	666,499	6,246,262	1,269,265	13,418,918	2,186,617	23,056,324
Reinvested Dividends
Class I	272,366	2,742,723	16,781	159,081	11,487	120,618	3,057	32,242
Class N	77,791	777,905	1,250	11,827	22,869	239,815	7,466	78,428
Shares Redeemed
Class I	(3,050,555)	(30,692,861)	(3,110,492)	(28,404,033)	(2,623,407)	(27,342,607)	(3,803,702)	(39,667,204)
Class N	(711,728)	(7,014,417)	(126,863)	(1,201,618)	(928,191)	(9,739,507)	(3,790,430)	(38,391,980)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	24,810,897	$251,983,808	(297,314)	$(1,910,666)	14,945,317	$156,232,342	36,743,264	$373,781,035

	DoubleLine Infrastructure Income Fund				DoubleLine Ultra Short Bond Fund
	Year Ended March 31, 2018		Period Ended March 31, 2017		Year Ended March 31, 2018		Period Ended March 31, 2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class I	16,544,928	$168,446,909	39,499,646	$397,100,699	16,852,771	$168,991,898	960,051	$9,600,513
Class N	2,102,458	21,408,648	88,718	899,656	49,931	500,945	37,696	376,964
Reinvested Dividends
Class I	104,069	1,058,244	4,507	45,748	4,994	50,083	1,974	19,750
Class N	42,052	427,358	668	6,718	168	1,681	—	—
Shares Redeemed
Class I	(2,378,827)	(24,157,907)	(543,073)	(5,577,227)	(1,103,016)	(11,055,492)	(133,524)	(1,335,367)
Class N	(262,106)	(2,664,298)	(33,038)	(336,674)	(34,847)	(349,566)	(25,270)	(252,703)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	16,152,574	$164,518,954	39,017,428	$392,138,920	15,770,001	$158,139,549	840,927	$8,409,157

Annual Report	March 31, 2018	161

Notes to Financial Statements (Cont.)	March 31, 2018

	DoubleLine Shiller Enhanced International CAPE®
	Year Ended March 31, 2018		Period Ended March 31, 2017
	Shares	Amount	Shares	Amount
Shares Sold
Class I	8,858,156	$103,243,030	2,298,659	$24,078,547
Class N	4,453,400	52,267,238	1,070,884	11,568,756
Reinvested Dividends
Class I	310,348	3,609,924	547	5,882
Class N	180,627	2,101,680	388	4,213
Shares Redeemed
Class I	(3,996,842)	(46,337,175)	(514,616)	(5,391,960)
Class N	(3,096,885)	(35,807,800)	(12,780)	(138,357)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	6,708,804	$79,076,897	2,843,082	$30,127,081

*	Net of redemption fees of $25,568 and $5,851 for Class I and Class A, respectively.

~	Net of redemption fees of $119,395 and $10,134 for Class I and Class N, respectively.

#	Net of redemption fees of $4,348 and $3,078 for Class I and Class A, respectively.

^	Net of redemption fees of $74,170 and $13,516 for Class I and Class N, respectively.

8.  Trustees Fees

Trustees who are not affiliated with each Adviser and its affiliates receive fees from the Trust. These trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Funds, are treated as if invested in shares of each respective Fund or other funds managed by each Adviser and its affiliates. These amounts represent general, unsecured liabilities of each Fund and vary according to the total returns of the selected funds. Trustees Fees in the Statements of Operations include current fees (either paid in cash or deferred) and an increase (decrease) in the value of the deferred amounts. Certain trustees and officers of the Funds are also officers of each Adviser; such trustees and officers are not compensated by the Funds.

For the year ended March 31, 2018, the Trustees received as a group:

	Current Fees	Increase/(Decrease) in Value of Deferred Amount	Trustees Fees
DoubleLine Total Return Bond Fund	$625,124	$27,892	$653,016
DoubleLine Core Fixed Income Fund	120,108	4,690	124,798
DoubleLine Emerging Markets Fixed Income Fund	11,534	576	12,110
DoubleLine Multi-Asset Growth Fund (Consolidated)	2,032	99	2,131
DoubleLine Low Duration Bond Fund	48,991	2,551	51,542
DoubleLine Floating Rate Fund	4,100	237	4,337
DoubleLine Shiller Enhanced CAPE®	35,463	2,106	37,569
DoubleLine Flexible Income Fund	11,141	450	11,591
DoubleLine Low Duration Emerging Markets Fixed Income Fund	3,547	151	3,698
DoubleLine Long Duration Total Return Bond Fund	774	34	808
DoubleLine Strategic Commodity Fund (Consolidated)	662	15	677
DoubleLine Global Bond Fund	7,341	297	7,638
DoubleLine Infrastructure Income Fund	4,482	249	4,731
DoubleLine Ultra Short Bond Fund	474	41	515
DoubleLine Shiller Enhanced International CAPE®	74	1	75

162	DoubleLine Funds Trust

March 31, 2018

9.  Additional Disclosures about Derivative Instruments

The following disclosures provide information on the Funds’ use of derivatives and certain related risks. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following tables.

The average volume of derivative activity during the year ended March 31, 2018 is as follows:

	DoubleLine Multi- Asset Growth Fund (Consolidated)	DoubleLine Shiller Enhanced CAPE®	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund	DoubleLine Shiller Enhanced International CAPE®
Average Market Value
Purchased Options	$197,067	$—	$—	$—	$—	$—
Futures Contracts - Long	(2,611)	—	12,445	—	—	—
Futures Contracts - Short	(21,277)	—	—	—	—	—
Average Notional Balance
Credit Default Swaps - Buy Protection	50,000,000	—	—	—	—	—
Excess Return Swaps - Long	—	—	—	85,620,000	—	—
Excess Return Swaps - Short	—	—	—	1,740,000	—	—
Interest Rate Swaps	5,000,000	—	—	—	—	—
Total Return Swaps - Long	40,380,000	4,082,310,000	—	—	—	76,920,000
Total Return Swaps - Short	6,519,651	—	—	—	—	—
Forward Currency Exchange Contracts	39,563,853	—	—	—	86,018,691	125,195,338

Options Contracts  The Funds may purchase or sell put and call options. When a Fund purchases an option it pays a premium in return for the potential to profit from the change in value of an underlying investment or index during the term of the option. The option premium is included on the Funds’ Statements of Assets and Liabilities as an investment and marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses and are recorded in net realized gain (loss) on investments on the Statements of Operations. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing options is limited to the loss of the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss and are recorded in net realized gain (loss) on investments on the Statements of Operations. When a Fund writes (i.e., sells) an option it receives a premium in return for bearing the risk of the change in value of an underlying instrument during the term off the option. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability on the Fund’s Statement of Assets and Liabilities and marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains and are recorded in net realized gain (loss) on written options on the Statements of Operations. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss when the underlying instrument is sold and are recorded in net realized gain (loss) on written options on the Statements of Operations. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put), and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk that the market for options contracts may be illiquid and that a Fund may not be able to close out or sell an option at a particular time or at an anticipated price.

Futures Contracts  Futures contracts typically involve a contractual commitment to buy or sell a particular instrument at a specified price on a future date. Risks associated with the use of futures contracts include the potential for imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices determined by the relevant exchange. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash in accordance with the initial margin requirements of the broker or exchange. Such collateral is recorded in deposit at broker for futures in the Statements of Assets and Liabilities. Futures contracts are marked-to-market daily and an appropriate payment reflecting the

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Notes to Financial Statements (Cont.)	March 31, 2018

change in value (“variation margin”) is made or received by or for the accounts of the Funds. The variation margin is recorded on the Statements of Assets and Liabilities. The cumulative change in value of futures contracts is recorded in net unrealized appreciation (depreciation) on futures on the Statements of Assets and Liabilities. Gains or losses are recognized but not considered realized until the contracts expire or are closed and are recorded in net realized gain (loss) on futures on the Statements of Operations. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Forward Foreign Currency Contracts  Forward foreign currency contracts are agreements between two parties to buy and sell a currency at a set exchange rate on a future date. Unless a Fund’s registration statement expressly states otherwise, each Fund may enter into forward foreign currency contracts for any investment purpose. The market value of a forward foreign currency contract fluctuates with the changes in foreign currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded in net unrealized appreciation (depreciation) on forwards on the Statements of Assets and Liabilities. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed on the Statements of Operations. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Credit Default Swap Agreements  Credit default swap agreements typically involve one party making a stream of payments (generally referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event in respect of a referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund generally will receive from the buyer of protection a fixed rate of income throughout the term of the swap. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund typically will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or the affected securities in the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the affected securities in the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund typically will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or the affected securities in the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the affected securities in the referenced index. Recovery values are typically estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. An index credit default swap references all the names in the index, and if there is a default with respect to a single name in the index, the credit event is settled based on that name’s weight in the index.

Credit default swaps are considered to have credit risk related contingent features since they require payment by the protection seller to the protection buyer upon occurrence of a defined credit event. A Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract, which may be mitigated by the posting of collateral by the counterparty to a Fund to cover a Fund’s exposure to the counterparty. Upfront premiums (received) paid including accretion (amortization) less any collateral held at the counterparty are reflected in deposit at broker for swaps on the Statements of Assets and Liabilities. The marked-to-market value less a financing rate, if any, is included in net unrealized appreciation (depreciation) on swaps on the Statements of Assets and Liabilities. At termination or maturity of the swap, the cumulative marked-to-market on the value less a financing rate, if any, is recorded in realized gain (loss) on swaps on the Statements of Operations.

Interest Rate Swap Agreements  The Funds may enter into interest rate swap agreements. Interest rate swap agreements involve an exchange with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spread locks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps,

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under which two parties can exchange variable interest rates based on different segments of money markets. The value is marked to market and is recorded in net unrealized appreciation (depreciation) on swaps on the Statements of Assets and Liabilities. At termination or maturity date, the interest on the notional amount of principal is exchanged and is recorded in net realized gain (loss) on swaps on the Statements of Operations.

Total Return Swap Agreements  The Funds may enter into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, a Fund will receive a payment from the counterparty. To the extent it is less, a Fund will make a payment to the counterparty. Securities pledged as collateral are reflected as a component of investments in unaffiliated securities at value on the Statements of Assets and Liabilities and are noted on the Schedules of Investments. The market value of any securities received as collateral is not reflected as a component of the NAV. The marked-to-market value less a financing rate, if any, is recorded in net unrealized appreciation (depreciation) on swaps on the Statements of Assets and Liabilities. At termination or maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any, and is recorded in net realized gain (loss) on swaps on the Statements of Operations.

The Funds’ derivative instrument holdings are summarized in the following tables.

The effect of derivative instruments on the Statements of Assets and Liabilities for the year ended March 31, 2018 was as follows:

		Unrealized Appreciation (Depreciation)
Derivatives not accounted for as hedging instruments	Statements of Assets and Liabilities Location	DoubleLine Multi- Asset Growth Fund (Consolidated)	DoubleLine Shiller Enhanced CAPE®	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund	DoubleLine Shiller Enhanced International CAPE®
Forward Contracts
Currency	Net Unrealized Appreciation (Depreciation) on Forwards	$752,579	$—	$—	$—	$659,220	$3,914,969
Futures Contracts
Index		$(981,405)	$—	$—	$—	$—	$—
Treasury Bond		(331,009)	—	62,225	—	—	—
	Net Unrealized Appreciation (Depreciation) on Futures	$(1,312,414)	$—	$62,225	$—	$—	$—
Swap Contracts
Credit Default		$104	$—	$—	$—	$—	$—
Excess Return		—	—	—	67,864	—	—
Total Return		3,094,832	139,386,237	—	—	—	(5,418,400)
	Net Unrealized Appreciation (Depreciation) on Swaps	$3,094,936	$139,386,237	$—	$67,864	$—	$(5,418,400)

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Notes to Financial Statements (Cont.)	March 31, 2018

The effect of derivative instruments on the Statements of Operations for the year ended March 31, 2018 was as follows:

		Realized Gain (Loss) on Derivatives
Derivatives not accounted for as hedging instruments	Statements of Operations Location	DoubleLine Multi- Asset Growth Fund (Consolidated)	DoubleLine Shiller Enhanced CAPE®	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund	DoubleLine Shiller Enhanced International CAPE®
Purchased Options
Commodity	Net Realized and Unrealized Gain (Loss) on Investments in Unaffiliated Securities	$(559,287)	$—	$—	$—	$—	$—
Forward Contracts
Currency	Net Realized and Unrealized Gain (Loss) on Forwards	$1,805,226	$—	$—	$—	$(2,564,600)	$7,246,804
Futures Contracts
Commodity		$200,579	$—	$—	$—	$—	$—
Index		4,234,683	—	—	—	—	—
Treasury Bond		(885,395)	—	(36,627)	—	—	—
	Net Realized and Unrealized Gain (Loss) on Futures	$3,549,867	$—	$(36,627)	$—	$—	$—
Swap Contracts
Credit Default		$(444,786)	$—	$—	$—	$—	$—
Excess Return		—	—	—	2,411,153	—	—
Interest Rate		417,000	—	—	—	—	—
Total Return		7,639,828	472,936,672	—	—	—	672,441
	Net Realized and Unrealized Gain (Loss) on Swaps	$7,612,042	$472,936,672	$—	$2,411,153	$—	$672,441

		Change in Unrealized Appreciation (Depreciation) on Derivatives
Derivatives not accounted for as hedging instruments	Statements of Operations Location	DoubleLine Multi- Asset Growth Fund (Consolidated)	DoubleLine Shiller Enhanced CAPE®	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund	DoubleLine Shiller Enhanced International CAPE®
Purchased Options
Commodity	Net Realized and Unrealized Gain (Loss) on Investments in Unaffiliated Securities	$—	$—	$—	$—	$—	$—
Forward Contracts
Currency	Net Realized and Unrealized Gain (Loss) on Forwards	$704,707	$—	$—	$—	$932,612	$3,918,082
Futures Contracts
Commodity		$(4,991)	$—	$—	$—	$—	$—
Index		(945,590)	—	—	—	—	—
Treasury Bond		(226,656)	—	62,225	—	—	—
	Net Realized and Unrealized Gain (Loss) on Futures	$(1,177,237)	$—	$62,225	$—	$—	$—
Swap Contracts
Credit Default		$104	$—	$—	$—	$—	$—
Excess Return		—	—	—	1,818,088	—	—
Interest Rate		(408,304)	—	—	—	—	—
Total Return		(3,652,711)	(72,017,815)	—	—	—	(5,566,040)
	Net Realized and Unrealized Gain (Loss) on Swaps	$(4,060,911)	$(72,017,815)	$—	$1,818,088	$—	$(5,566,040)

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10.  Offsetting Assets and Liabilities

The Funds are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

As of March 31, 2018 the Trust held the following derivative instruments that were subject to offsetting on the Statements of Assets and Liabilities:

DoubleLine Multi-Asset Growth Fund (Consolidated)

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received
Forwards	$1,039,308	$118,187	$921,121	$—	$—	$921,121
Swap Contracts	3,094,936	—	3,094,936	2,737,101	—	357,835
	$4,134,244	$118,187	$4,016,057	$2,737,101	$—	$1,278,956

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged
Forwards	$286,729	$118,187	$168,542	$—	$—	$168,542

DoubleLine Shiller Enhanced CAPE®

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received
Swap Contracts	$206,029,191	$57,642,505	$148,386,686	$133,345,171	$—	$15,041,515

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged
Swap Contracts	$66,642,954	$57,642,505	$9,000,449	$9,000,449	$—	$—

DoubleLine Strategic Commodity Fund (Consolidated)

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received
Swap Contracts	$266,070	$198,206	$67,864	$—	$—	$67,864

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Notes to Financial Statements (Cont.)	March 31, 2018

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged
Swap Contracts	$198,206	$198,206	$—	$—	$—	$—

DoubleLine Global Bond Fund

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received
Forwards	$683,652	$24,432	$659,220	$—	$—	$659,220

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged
Forwards	$24,432	$24,432	$—	$—	$—	$—

DoubleLine Shiller Enhanced International CAPE®

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received
Forwards	$3,914,969	$—	$3,914,969	$—	$—	$3,914,969
Swap Contracts	18,250	18,250	—	—	—	—
	$3,933,219	$18,250	$3,914,969	$—	$—	$3,914,969

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged
Swap Contracts	$5,436,650	$18,250	$5,418,400	$5,418,400	$—	$—

11.  Bank Loans

The Funds may make loans directly to borrowers and may acquire or invest in loans made by others (“loans”). The Funds may acquire a loan interest directly by acting as a member of the original lending syndicate. Alternatively, the Funds may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower by means of a novation, an assignment or a participation. The loans in which the Funds may invest include those that pay fixed rates of interest and those that pay floating rates—i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. The Funds may purchase and sell interests in bank loans on a when-issued and delayed delivery basis, with payment delivery scheduled for a future date. Securities purchased on a delayed delivery basis are marked to market daily and no income accrues to the Funds prior to the date the Funds actually take delivery of such securities. These transactions are subject to market fluctuations and are subject, among other risks, to the risk that the value at delivery may be more or less than the trade purchase price.

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12.  Credit Facility

U.S. Bank, N.A. (the “Bank”) has made available to the Trust (the “DoubleLine Funds”) an uncommitted $600,000,000 credit facility for short term liquidity in connection with shareholder redemptions. Under the terms of the credit facility, borrowings for each DoubleLine Fund are limited to one-third of the total assets (including the amount borrowed) of such DoubleLine Fund. Fifty percent of the credit facility is available to all of the DoubleLine Funds, on a first come, first served basis. The remaining 50% of the credit facility is allocated among the DoubleLine Funds in accordance with procedures adopted by the Board. Borrowings under this credit facility bear interest at the Bank’s prime rate less 0.50% annually (weighted average rate of 3.78% for the year ended March 31, 2018).

The Bank has also made available to the DoubleLine Floating Rate Fund a committed credit facility. Prior to February 11, 2018, borrowings under this credit facility were made available up to $40,000,000. Effective February 11, 2018, the amount made available increased to $50,000,000. Borrowings under this credit facility bear interest at the Bank’s prime rate less 0.50% annually and the credit facility bears an unused commitment fee equal to 0.12% annually on the unused portion of the credit facility.

For the year ended March 31, 2018, the Funds’ credit facility activity is as follows:

	Average Borrowings	Maximum Amount Outstanding	Interest Expense	Commitment Fee
DoubleLine Emerging Markets Fixed Income Fund	$6,540,233	$28,728,000	$21,187	$—
DoubleLine Floating Rate Fund	$—	$—	$—	$50,300
DoubleLine Low Duration Emerging Markets Fixed Income Fund	$368,944	$1,203,000	$1,428	$—
DoubleLine Long Duration Total Return Bond Fund	$1,326,250	$2,308,000	$553	$—
DoubleLine Shiller Enhanced International CAPE®	$1,829,125	$2,333,000	$1,626	$—

13.  Significant Shareholder Holdings

As of March 31, 2018, shareholders affiliated with the Funds and/or Advisers (other than other DoubleLine Funds) owned shares of the Funds as follows:

	Shares	% of Total Outstanding Shares - Per Class	% of Total Outstanding Shares - Total Fund
DoubleLine Ultra Short Bond Fund - Class N	10,085	36%	0%

Investment activities of these shareholders could have a material affect on each Fund. See the description of Large Shareholder Risk in the following Principal Risks Note. For information on greater than 5% holders of certain Funds by other DoubleLine Funds, see the Related and Other Party Transactions Note.

14.  Principal Risks:

Below are summaries of some, but not all, of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s NAV, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read each Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

•	affiliated fund risk: the risk that, due to its own financial interest or other business considerations, an Adviser may have an incentive to invest a portion of a Fund’s assets in investment companies sponsored or managed by the Adviser or its related parties in lieu of investments by the Fund directly in portfolio securities, or may have an incentive to invest in such investment companies over investment companies sponsored or managed by others. Similarly, an Adviser may have an incentive to delay or decide against the sale of interests held by the Fund in investment companies sponsored or managed by the Adviser or its related parties.

•	asset allocation risk: the risk that a Fund’s investment performance may depend, at least in part, on how its assets are allocated and reallocated among asset classes, sectors and/or underlying funds and that such allocation will focus on asset classes, sectors, underlying funds, or investments that perform poorly or underperform other asset classes, sectors, underlying funds, or available investments.

•

asset-backed securities investment risk:  the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may

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Notes to Financial Statements (Cont.)	March 31, 2018

result in a Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which a Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•	cash position risk: to the extent that a Fund holds assets in cash, cash equivalents, and other short-term investments, the ability of the Fund to meet its objective may be limited.

•	collateralized debt obligations risk: the risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which a Fund invests. Normally, collateralized bond obligations (“CBOs”), CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid by an Adviser under liquidity policies approved by the Board. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•	commodities risk: the risk that the value of a Fund’s shares may be affected by changes in the values of the Fund’s investment exposures to commodities or commodity-related instruments, which may be extremely volatile and the value of which may be difficult to determine. The value of commodities and commodity-related instruments may be affected by market movements, commodity index volatility, changes in interest rates, or factors affecting a particular sector, industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. A Fund may at times have significant exposure to particular sectors through its commodities-related investments, including, without limitation, the energy, industrial metals, and agricultural and livestock sectors and may be exposed to greater risk associated with events affecting those sectors.

•	confidential information access risk: the risk that the intentional or unintentional receipt of material, non-public information (“Confidential Information”) by an Adviser could limit a Fund’s ability to sell certain investments held by the Fund or pursue certain investment opportunities on behalf of the Fund, potentially for a substantial period of time.

•	counterparty risk: the risk that a Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. Subject to certain limitations for U.S. federal income tax purposes, the Fund is not subject to any limit with respect to the number of transactions it can enter into with a single counterparty. To the extent that a Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	debt securities risks:

°	credit risk: the risk that an issuer or counterparty will fail to pay its obligations to a Fund when they are due. As a result, a Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due.

°	extension risk: the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

°	interest rate risk: the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. As of the date of this report, interest rates in the U.S. are at or near historically low levels, increasing the exposure of bond investors to the risks associated with rising interest rates.

°

prepayment risk:  the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates,

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there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of a Fund.

•	defaulted securities risk: the risk of the uncertainty of repayment of defaulted securities and obligations of distressed issuers.

•	derivatives risk: the risk that an investment in derivatives will not perform as anticipated by an Adviser, cannot be closed out at a favorable time or price, or will increase a Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing a Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

•	emerging market country risk: the risk that investing in emerging markets will be subject to greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers, an emerging market country’s dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, thinner trading markets, different clearing and settlement procedures and custodial services, and less developed legal systems than in many more developed countries.

•	equity issuer risk: the risk that the market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably, including due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself.

•	exchange-traded note risk: the risk that the level of the particular market benchmark or strategy to which the note’s return is linked will fall in value; exchange-traded notes are subject to the credit risk of the issuer.

•	financial services risk: the risk that an investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework or economic conditions that may negatively affect financial service businesses; (ii) exposure of a financial institution to non-diversified or concentrated loan portfolios; (iii) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses, for example sub-prime loans; (iv) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector; and (v) the interconnectedness or interdependence among financial services companies, including the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies.

•	focused investment risk: the risk that a Fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is subject to greater risk than a Fund that invests in a more diverse investment portfolio. In addition, the value of such a Fund is more susceptible to any single economic, market, political, regulatory or other occurrence affecting, for example, the particular markets, industries, regions, sectors or asset classes in which the Fund is invested.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of a Fund’s investments denominated in foreign currencies.

•	foreign investing risk: the risk that a Fund’s investments will be affected by political, regulatory, and economic risks not present in domestic investments. To the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on a Fund. If a Fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations.

•	high yield risk: the risk that debt instruments rated below investment grade or debt instruments that are unrated and determined by each Adviser to be of comparable quality are predominantly speculative. These instruments, commonly known as ‘junk bonds,’ have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

Annual Report	March 31, 2018	171

Notes to Financial Statements (Cont.)	March 31, 2018

•	index risk: the risk that a Fund’s return may not match or may underperform the return of an index utilized by the Fund. In addition, a decline in the value of an index used by the Fund should be expected to reduce the overall total return of the Fund. Although an Adviser may license from an index’s sponsor the right to use an index as part of implementing the Fund’s principal investment strategies, there can be no guarantee that an index used by the Fund will be maintained indefinitely or that the Fund will be able to continue to utilize the index to implement the Fund’s principal investment strategies indefinitely.

•	inflation-indexed bond risk: the risk that such bonds will change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by a Fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risks.

•	investment company and exchange-traded fund risk: the risk that an investment company or other pooled investment vehicle, including any exchange-traded funds (“ETFs”) or money market funds, in which a Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. A Fund must pay its pro rata portion of an investment company’s fees and expenses.

•	large shareholder risk: the risk that certain account holders, including an Adviser or funds or accounts over which an Adviser (or related parties of an Adviser) has investment discretion, may from time to time own or control a significant percentage of a Fund’s shares. A Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares, including as a result of an asset allocation decision made by an Adviser (or related parties of an Adviser), will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of a Fund’s portfolio, increase a Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

•	leveraging risk: the risk that certain investments by a Fund involving leverage may have the effect of increasing the volatility of the Fund’s portfolio, and the risk of loss in excess of invested capital.

•	limited operating history risk: the risk that a recently formed fund has no or a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

•	liquidity risk: the risk that a Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment.

•	loan risk: includes, among other risks, the risk that (i) if a Fund holds a loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution; (ii) it is possible that any collateral securing a loan may be insufficient or unavailable to a Fund; (iii) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (iv) a bankruptcy or other court proceeding could delay or limit the ability of a Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan; (v) if a borrower fails to comply with various restrictive covenants that are typically in loan agreements, the borrower may default in payment of the loan; (vi) transactions in loans may settle on a delayed basis, and the Fund potentially may not receive the proceeds from the sale of a loan for a substantial period of time after the sale; and (vii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in a Fund. It is unclear whether the protections of the securities laws against fraud and misrepresentation extend to loans and other forms of direct indebtedness. In the absence of definitive regulatory guidance, the Fund relies on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund. There can be no assurance that the Adviser’s efforts in this regard will be successful.

•	market capitalization risk: the risk that investing substantially in issuers in one market capitalization category (large, medium or small) may adversely affect a Fund because of unfavorable market conditions particular to that category of issuers, such as larger, more established companies being unable to respond quickly to new competitive challenges or attain the high growth rates of successful smaller companies, or, conversely, stocks of smaller companies being more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources, fewer experienced managers and there typically being less publicly available information about small capitalization companies.

•

market risk:  the risk that markets will perform poorly or that the returns from the securities in which a Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder

172	DoubleLine Funds Trust

March 31, 2018

redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current historically low interest rate environment.

•	mortgage-backed securities risk: the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in a Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results or that the securities held by a Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

•	portfolio turnover risk: the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

•	preferred securities risk: the risk that: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

•	price volatility risk: the risk that the value of a Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down.

•	real estate risk: the risk that real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, and local and regional market conditions.

•	reliance on each adviser: the risk associated with each Fund’s ability to achieve its investment objective being dependent upon each Adviser’s ability to identify profitable investment opportunities for the Fund. While the portfolio managers of a Fund may have considerable experience in managing other portfolios with investment objectives, policies and strategies that are similar, the past experience of the portfolio managers, including with other strategies and funds, does not guarantee future results for the Fund.

•	restricted securities risk: a Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent a Fund from disposing of them promptly at reasonable prices or at all. A Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

•	securities or sector selection risk: the risk that the securities held by a Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent a Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors.

•	short position risk: the risk that an increase in the value of an instrument with respect to which a Fund has established a short position will result in a loss to the Fund.

•	sovereign debt obligations risk: the risk that investments in debt obligations of sovereign governments may lose value due to the government entity’s unwillingness or inability to repay principal and interest when due in accordance with the terms of the debt or otherwise in a timely manner.

Annual Report	March 31, 2018	173

Notes to Financial Statements (Cont.)	March 31, 2018

•	structured products and structured notes risk: the risk that an investment in a structured product may decline in value due to changes in the underlying instruments on which the product is based.

•	tax risk: in order to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (“Code”), a Fund must meet requirements regarding, among other things, the source of its income. Certain investments in commodity-linked derivatives do not give rise to qualifying income for this purpose, and it is possible that certain investments in other commodity-linked instruments, ETFs and other investment pools will not give rise to qualifying income. Any income a Fund derives from investments in instruments that do not generate qualifying income must be limited to a maximum of 10% of a Fund’s annual gross income. If a Fund were to earn non-qualifying income in excess of 10% of its annual gross income, it could fail to qualify as a regulated investment company for that year. If a Fund were to fail to qualify as a regulated investment company, the Fund would be subject to tax and shareholders of the Fund would be subject to the risk of diminished returns.

•	U.S. Government securities risk: the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

•	Valuation risk: the risk that the valuation of the Fund’s investments involves subjective judgment. There can be no assurance that the Fund will value its investments in a manner that accurately reflects their market values or that the Fund will be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

15.  Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined there are no additional subsequent events that would need to be disclosed in the Funds’ financial statements.

174	DoubleLine Funds Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DoubleLine Funds Trust and Shareholders of DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund (Consolidated), DoubleLine Low Duration Bond Fund, DoubleLine Floating Rate Fund, DoubleLine Shiller Enhanced CAPE®, DoubleLine Flexible Income Fund, DoubleLine Low Duration Emerging Markets Fixed Income Fund, DoubleLine Long Duration Total Return Bond Fund, DoubleLine Strategic Commodity Fund (Consolidated), DoubleLine Global Bond Fund, DoubleLine Infrastructure Income Fund, DoubleLine Ultra Short Bond Fund, and DoubleLine Shiller Enhanced International CAPE®

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including schedules of investments—summary of DoubleLine Total Return Bond Fund and DoubleLine Core Fixed Income Fund and schedules of investments of DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund (Consolidated), DoubleLine Low Duration Bond Fund, DoubleLine Floating Rate Fund, DoubleLine Shiller Enhanced CAPE®, DoubleLine Flexible Income Fund, DoubleLine Low Duration Emerging Markets Fixed Income Fund, DoubleLine Long Duration Total Return Bond Fund, DoubleLine Strategic Commodity Fund (Consolidated), DoubleLine Global Bond Fund, DoubleLine Infrastructure Income Fund, DoubleLine Ultra Short Bond Fund, and DoubleLine Shiller Enhanced International CAPE® (fifteen of the funds constituting DoubleLine Funds Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2018, the related statements of operations for the year ended March 31, 2018, the statements of changes in net assets for each of the two years in the period ended March 31, 2018, including the related notes, and the financial highlights for each of periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian, transfer agent, and brokers. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Los Angeles, California

May 21, 2018

We have served as the auditor of one or more investment companies in the DoubleLine Investment Company Complex since 2010.

Annual Report	March 31, 2018	175

Shareholder Expenses	(Unaudited) March 31, 2018

Example

As a shareholder of the Funds, you incur two basic types of costs: (1) transaction costs , including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/1/17 through 3/31/18.*

Actual Expenses

The actual return columns in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the respective line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition to the expenses shown below in the table, as a shareholder you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. Currently, if you request a redemption be made by wire, a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem shares that have been held for less than 90 days in the DoubleLine Multi-Asset Growth Fund and the DoubleLine Floating Rate Fund. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee. The transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Actual		Hypothetical (5% return before expenses)
		Fund’s Annualized Expense Ratio[1]	Beginning Account Value	Ending Account Value 3/31/18	Expenses Paid During Period*[1]	Ending Account Value 3/31/18	Expenses Paid During Period*[1]
DoubleLine Total Return Bond Fund	Class I	0.47%	$1,000	$997	$2.34	$1,023	$2.37
	Class N	0.72%	$1,000	$997	$3.58	$1,021	$3.63
DoubleLine Core Fixed Income Fund	Class I	0.42%	$1,000	$997	$2.09	$1,023	$2.12
	Class N	0.67%	$1,000	$996	$3.33	$1,022	$3.38
DoubleLine Emerging Markets Fixed Income Fund	Class I	0.88%	$1,000	$982	$4.35	$1,021	$4.43
	Class N	1.13%	$1,000	$982	$5.58	$1,019	$5.69
DoubleLine Multi-Asset Growth Fund (Consolidated)	Class I	1.03%	$1,000	$1,008	$5.16	$1,020	$5.19
	Class A	1.28%	$1,000	$1,007	$6.40	$1,019	$6.44
DoubleLine Low Duration Bond Fund	Class I	0.41%	$1,000	$1,003	$2.05	$1,023	$2.07
	Class N	0.66%	$1,000	$1,001	$3.29	$1,022	$3.33
DoubleLine Floating Rate Fund	Class I	0.65%	$1,000	$1,023	$3.28	$1,022	$3.28
	Class N	0.90%	$1,000	$1,021	$4.53	$1,020	$4.53
DoubleLine Shiller Enhanced CAPE®	Class I	0.55%	$1,000	$1,055	$2.82	$1,022	$2.77
	Class N	0.80%	$1,000	$1,053	$4.09	$1,021	$4.03

176	DoubleLine Funds Trust

(Unaudited) March 31, 2018

				Actual		Hypothetical (5% return before expenses)
		Fund’s Annualized Expense Ratio[1]	Beginning Account Value	Ending Account Value 3/31/18	Expenses Paid During Period*[1]	Ending Account Value 3/31/18	Expenses Paid During Period*[1]
DoubleLine Flexible Income Fund	Class I	0.75%	$1,000	$1,009	$3.76	$1,021	$3.78
	Class N	1.00%	$1,000	$1,009	$5.01	$1,020	$5.04
DoubleLine Low Duration Emerging Markets Fixed Income Fund	Class I	0.59%	$1,000	$990	$2.93	$1,022	$2.97
	Class N	0.84%	$1,000	$989	$4.16	$1,021	$4.23
DoubleLine Long Duration Total Return Bond Fund	Class I	0.65%	$1,000	$994	$3.23	$1,022	$3.28
	Class N	0.90%	$1,000	$993	$4.47	$1,020	$4.53
DoubleLine Strategic Commodity Fund (Consolidated)	Class I	1.10%	$1,000	$1,112	$5.79	$1,019	$5.54
	Class N	1.35%	$1,000	$1,110	$7.10	$1,018	$6.79
DoubleLine Global Bond Fund	Class I	0.55%	$1,000	$1,024	$2.77	$1,022	$2.77
	Class N	0.80%	$1,000	$1,022	$4.03	$1,021	$4.03
DoubleLine Infrastructure Income Fund	Class I	0.57%	$1,000	$995	$2.83	$1,022	$2.87
	Class N	0.82%	$1,000	$994	$4.08	$1,021	$4.13
DoubleLine Ultra Short Bond Fund	Class I	0.28%	$1,000	$1,006	$1.40	$1,024	$1.41
	Class N	0.53%	$1,000	$1,004	$2.65	$1,022	$2.67
DoubleLine Shiller Enhanced International CAPE®	Class I	0.62%	$1,000	$972	$3.05	$1,022	$3.13
	Class N	0.86%	$1,000	$970	$4.22	$1,021	$4.33

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

1 Reflects fee waiver and expense limitation arrangements in effect during the period.

Annual Report	March 31, 2018	177

Growth of Investment	(Unaudited) March 31, 2018

DoubleLine Total Return Bond Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2018

	1 Year	5 Year	Since Inception (4/6/2010)
DoubleLine Total Return Bond Fund Class I	2.19%	2.62%	6.11%
Bloomberg Barclays U.S. Aggregate Bond Index	1.20%	1.82%	3.27%

DoubleLine Total Return Bond Fund Class N	1.93%	2.38%	5.86%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

Bloomberg Barclays U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

178	DoubleLine Funds Trust

(Unaudited) March 31, 2018

DoubleLine Core Fixed Income Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2018

	1 Year	5 Year	Since Inception (6/1/2010)
DoubleLine Core Fixed Income Fund Class I	2.51%	2.73%	5.22%
Bloomberg Barclays U.S. Aggregate Bond Index	1.20%	1.82%	3.02%

DoubleLine Core Fixed Income Fund Class N	2.26%	2.47%	4.96%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

Bloomberg Barclays U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

Annual Report	March 31, 2018	179

Growth of Investment (Cont.)	(Unaudited) March 31, 2018

DoubleLine Emerging Markets Fixed Income Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2018

	1 Year	5 Year	Since Inception (4/6/2010)
DoubleLine Emerging Markets Fixed Income Fund Class I	3.30%	3.86%	5.83%
JP Morgan Emerging Markets Bond Index Global Diversified	4.30%	4.69%	6.59%

DoubleLine Emerging Markets Fixed Income Fund Class N	3.14%	3.62%	5.58%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

JP Morgan Emerging Markets Bond Index Global Diversified—This index is a uniquely-weighted version of the EMBI Global. It limits the weights of those index countries with larger debt supplies by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the Emerging Markets Bond Global Diversified are identical to those covered by EMBI Global. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

180	DoubleLine Funds Trust

(Unaudited) March 31, 2018

DoubleLine Multi-Asset Growth Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2018

	1 Year	5 Year	Since Inception (12/20/2010)
DoubleLine Multi-Asset Growth Fund Class I	6.80%	5.23%	4.47%
S&P 500® Index	13.99%	13.31%	13.22%
Blended Benchmark*	11.71%	6.18%	6.17%

DoubleLine Multi-Asset Growth Fund (with load) Class A	2.05%	4.05%	3.58%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Blended Benchmark*—60% MSCI ACWI / 40% Bloomberg Barclays Global Aggregate Bond Index. The MSCI ACWI is a market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, including both developed and emerging markets. The Bloomberg Barclays Global Aggregate Bond Index represents a measure of global investment grade debt from twenty local currency markets. This multi-currency benchmark includes treasury, governmental-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

Annual Report	March 31, 2018	181

Growth of Investment (Cont.)	(Unaudited) March 31, 2018

DoubleLine Low Duration Bond Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2018

	1 Year	5 Year	Since Inception (9/30/2011)
DoubleLine Low Duration Bond Fund Class I	1.82%	1.81%	2.21%
ICE Bank of America/Merrill Lynch 1-3 Year U.S. Treasury Index	0.03%	0.52%	0.51%

DoubleLine Low Duration Bond Fund Class N	1.57%	1.56%	1.96%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

The ICE Bank of America/Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

182	DoubleLine Funds Trust

(Unaudited) March 31, 2018

DoubleLine Floating Rate Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2018

	1 Year	5 Year	Since Inception (2/1/2013)
DoubleLine Floating Rate Fund Class I	4.39%	3.15%	3.21%
S&P/LSTA Leveraged Loan Index	4.43%	3.89%	3.99%

DoubleLine Floating Rate Fund Class N	4.02%	2.91%	2.98%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

S&P/LSTA Leveraged Loan Index—The S&P/LSTA Leveraged Loan Index is a capitalization-weighted syndicated loan index based upon market weightings, spreads and interest payments, and this index covers the U.S. market back to 1997 and currently calculates on a daily basis. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

Annual Report	March 31, 2018	183

Growth of Investment (Cont.)	(Unaudited) March 31, 2018

DoubleLine Shiller Enhanced CAPE®

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2018

	1 Year	Since Inception (10/31/2013)
DoubleLine Shiller Enhanced CAPE® Class I	12.40%	15.32%
S&P 500® Index	13.99%	11.99%
Shiller Barclays CAPE® U.S. Sector TR USD Index	12.55%	14.28%

DoubleLine Shiller Enhanced CAPE® Class N	12.06%	15.02%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

Shiller Barclays CAPE® U.S. Sector TR USD Index—The Index incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE® (Cyclically Adjusted Price Earnings) ratio (the “CAPE® Ratio”). The Index aims to identify undervalued sectors based on a modified CAPE® Ratio, and then uses a momentum factor to seek to reduce the risk of investing in a sector that may appear undervalued, but which may have also had recent relative price underperformance due to fundamental issues with the sector that may negatively affect the sector’s long-term total return.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

184	DoubleLine Funds Trust

(Unaudited) March 31, 2018

DoubleLine Flexible Income Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2018

	1 Year	Since Inception (4/7/2014)
DoubleLine Flexible Income Fund Class I	3.94%	3.45%
LIBOR USD 3 Month	1.44%	0.74%
ICE Bank of America/Merrill Lynch 1-3 Year Eurodollar Index	0.76%	1.18%

DoubleLine Flexible Income Fund Class N	3.69%	3.21%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

LIBOR USD 3 Month —London Interbank Offered Rate (LIBOR) is an indicative average interest rate at which a selection of banks known as the panel banks are prepared to lend one another unsecured funds on the London money market.

ICE Bank of America/Merrill Lynch 1-3 Year Eurodollar Index—The index is a subset of The BofA Merrill Lynch Eurodollar Index including all securities with a remaining term to final maturity less than 3 years. The BofA Merrill Lynch Eurodollar Index tracks the performance of US dollar-denominated investment grade quasigovernment, corporate, securitized and collateralized debt publicly issued in the eurobond markets. Qualifying securities must have an investment grade rating (based on an average of Moody’s, S&P and Fitch). The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

Annual Report	March 31, 2018	185

Growth of Investment (Cont.)	(Unaudited) March 31, 2018

DoubleLine Low Duration Emerging Markets Fixed Income Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2018

	1 Year	Since Inception (4/7/2014)
DoubleLine Low Duration Emerging Markets Fixed Income Fund Class I	1.37%	2.57%
JP Morgan CEMBI Broad Diversified 1-3 Year index	2.04%	3.23%

DoubleLine Low Duration Emerging Markets Fixed Income Fund Class N	1.10%	2.35%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

JP Morgan CEMBI Broad Diversified 1-3 Year Index—This index is a market capitalization weighted index consisting of US denominated emerging market corporate bonds with 1-3 year maturity. It is a liquid global corporate benchmark representing Asia, Latin America, Europe and the Middle East/Africa. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

186	DoubleLine Funds Trust

(Unaudited) March 31, 2018

DoubleLine Long Duration Total Return Bond Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2018

	1 Year	Since Inception (12/15/2014)
DoubleLine Long Duration Total Return Bond Fund Class I	2.74%	2.33%
Bloomberg Barclays U.S. Long Government/Credit Index	5.09%	3.11%

DoubleLine Long Duration Total Return Bond Fund Class N	2.48%	2.05%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

Bloomberg Barclays U.S. Long Government/Credit Index—This index includes publicly issued U.S. Treasury debt, U.S. government agency debt, taxable debt issued by U.S. states and territories and their political subdivisions, debt issued by U.S. and non-U.S. corporations, non-U.S. government debt and supranational debt. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

Annual Report	March 31, 2018	187

Growth of Investment (Cont.)	(Unaudited) March 31, 2018

DoubleLine Strategic Commodity Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2018

	1 Year	Since Inception (5/18/2015)
DoubleLine Strategic Commodity Fund Class I	14.03%	2.38%
Bloomberg Commodity Index Total Return	3.71%	(5.63)%

DoubleLine Strategic Commodity Fund Class N	13.79%	2.10%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

Bloomberg Commodity Index Total Return—This index is calculated on an excess return basis and reflects commodity futures price movements. The index rebalances annually weighted 2/3 by trading volume and 1/3 by world production and weight-caps are applied at the commodity, sector and group level for diversification. Roll period typically occurs from 6th-10th business day based on the roll schedule. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

188	DoubleLine Funds Trust

(Unaudited) March 31, 2018

DoubleLine Global Bond Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2018

	1 Year	Since Inception (12/17/2015)
DoubleLine Global Bond Fund Class I	7.96%	3.81%
FTSE World Government Bond Index	8.49%	5.23%

DoubleLine Global Bond Fund Class N	7.77%	3.57%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

FTSE World Government Bond Index—This index measures the performance of fixed-rate, local currency and investment grade sovereign bonds. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

Annual Report	March 31, 2018	189

Growth of Investment (Cont.)	(Unaudited) March 31, 2018

DoubleLine Infrastructure Income Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2018

	1 Year	Since Inception (4/1/2016)
DoubleLine Infrastructure Income Fund Class I	2.67%	2.90%
Bloomberg Barclays U.S. Aggregate Bond Index	1.20%	0.84%

DoubleLine Infrastructure Income Fund Class N	2.54%	2.66%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

Bloomberg Barclays U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

190	DoubleLine Funds Trust

(Unaudited) March 31, 2018

DoubleLine Ultra Short Bond Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2018

	1 Year	Since Inception (6/30/2016)
DoubleLine Ultra Short Bond Fund Class I	1.31%	0.95%
ICE Bank of America/Merrill Lynch 3-Month Treasury Bill Index	1.11%	0.80%

DoubleLine Ultra Short Bond Fund Class N	0.95%	0.66%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

ICE Bank of America/Merrill Lynch 3-Month Treasury Bill Index—This index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

Annual Report	March 31, 2018	191

Growth of Investment (Cont.)	(Unaudited) March 31, 2018

DoubleLine Shiller Enhanced International CAPE®

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2018

	1 Year	Since Inception (12/23/2016)
DoubleLine Shiller Enhanced International CAPE® Class I	9.92%	15.11%
MSCI Europe Net Return USD Index	14.49%	18.88%

DoubleLine Shiller Enhanced International CAPE® Class N	9.56%	14.79%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

MSCI Europe Net Return USD Index—This index captures large and mid cap representation across 15 Developed Markets (DM) countries in Europe. With 446 constituents, the index covers approximately 85% of the free float-adjusted market capitalization across the European Developed Markets equity universe. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

192	DoubleLine Funds Trust

Evaluation of Advisory Agreement by the Board of Trustees	(Unaudited) March 31, 2018

DoubleLine Total Return Bond Fund

DoubleLine Core Fixed Income Fund

DoubleLine Emerging Markets Fixed Income Fund

DoubleLine Multi-Asset Growth Fund

DoubleLine Cayman Multi-Asset Growth Fund I Ltd.

DoubleLine Low Duration Bond Fund

DoubleLine Floating Rate Fund

DoubleLine Shiller Enhanced CAPE®

DoubleLine Flexible Income Fund

DoubleLine Low Duration Emerging Markets Fixed Income Fund

DoubleLine Long Duration Total Return Bond Fund

DoubleLine Selective Credit Fund

DoubleLine Strategic Commodity Fund

DoubleLine Strategic Commodity Ltd.

DoubleLine Global Bond Fund

DoubleLine Infrastructure Income Fund

DoubleLine Ultra Short Bond Fund

DoubleLine Shiller Enhanced International CAPE®

DoubleLine Opportunistic Credit Fund

DoubleLine Income Solutions Fund

At an in-person meeting in February 2018, the Boards of Trustees (the “Board”) of the DoubleLine open-end mutual funds and closed-end funds (the “Funds”) approved the continuation of the investment advisory agreements (the “Advisory Agreements”) between DoubleLine and those Funds. That approval included approval by the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Funds (the “Independent Trustees”) voting separately. When used in this summary, “DoubleLine” refers collectively to DoubleLine Capital LP and to DoubleLine Alternatives LP.

The Trustees’ determination to approve the continuation of each Advisory Agreement was made on the basis of each Trustee’s business judgment after an evaluation of all of the information provided to the Trustees, including information provided for their consideration at their February 2018 meeting with management and at meetings held earlier in February outside the presence of management specifically to review and consider materials related to the proposed continuation of each Advisory Agreement. The Trustees meet over the course of the year with investment advisory personnel from DoubleLine and regularly review detailed information, presented both orally and in writing, regarding the services performed by DoubleLine for the benefit of the Funds and the investment program, performance, and operations of each Fund. In considering whether to approve the continuation of the Advisory Agreements, the Trustees took into account information presented to them over the course of the past year.

This summary describes a number, but not necessarily all, of the most important factors considered by the Board and the Independent Trustees. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive. In all of their deliberations, the Independent Trustees were advised by independent counsel.

The Trustees considered the nature, extent, and quality of the services, including the expertise and experience of investment personnel, provided and expected to be provided by DoubleLine to each Fund. In this regard, the Trustees considered that DoubleLine provides a full investment program for the Funds, and noted DoubleLine’s representation that it seeks to provide attractive returns with a strong emphasis on risk management. The Board considered in particular the difficulty of managing debt-related portfolios, noting that managing such portfolios requires a portfolio management team to balance a number of factors, which may include, among others, securities of varying maturities and durations, actual and anticipated interest rate changes and volatility, prepayments, collateral management, counterparty management, pay-downs, credit events, workouts, and net new issuances.

The Trustees reviewed reports (the “Strategic Insight Reports”) provided by Strategic Insight, an Asset International Company (“Strategic Insight”), that compared each open-end Fund’s net management fee ratio and net total expense ratio (Class I shares) against its Strategic Insight peer group, and each open-end Fund’s performance records (Class I shares) for the three-month, six-month, and one-year periods and, where applicable, the three- and five-year periods ended December 31, 2017 against its Morningstar category. The Independent Trustees met with Strategic Insight representatives to review Strategic Insight’s selection of peer groups, including the views of Strategic Insight regarding the challenges it encountered in assembling a peer group of funds with investment strategies substantially similar to those of certain open-end Funds.

Annual Report	March 31, 2018	193

Evaluation of Advisory Agreement by the Board of Trustees (Cont.)	(Unaudited) March 31, 2018

With respect to the comparative performance information in the Strategic Insight Reports, the Trustees noted in particular that each open-end Fund, other than the Emerging Markets Fixed Income Fund (“EMFI”), Long Duration Total Return Bond Fund (“LD Total Return”), Low Duration Emerging Markets Fixed Income Fund (“LDEMFI”), Shiller Enhanced International CAPE (“International CAPE”), and Ultra Short Bond Fund (“Ultra Short”), was in the first or second performance quartile relative to its respective Morningstar category for the one-year period ended December 31, 2017; and each open-end Fund with a sufficiently long track record was in the first or second performance quartile relative to its respective Morningstar category for the three- and five-year periods ended December 31, 2017, other than EMFI and the Floating Rate Fund, which were in the third performance quartile for the three-year period, and LDEMFI, which was in the fourth performance quartile for the three-year period. The Trustees considered specific factors cited by DoubleLine for the relative underperformance of certain of the open-end Funds, which in most cases resulted from decisions of the Funds’ portfolio management team as to the overall positioning and strategy of the Funds. In addition, the Trustees considered management’s statements that International CAPE and Ultra Short have short operating histories, limiting the usefulness of peer group comparisons, and that the unusual long-duration strategy of LDEMFI limits the number of similar peer funds for comparison. Concerning EMFI and LD Total Return, the Trustees noted that each Fund’s performance was in the first quartile of its Morningstar category for longer-term periods (the five-year period ended December 31, 2017 in the case of EMFI, and the three-year period ended December 31, 2017 in the case of LD Total Return).

The Trustees considered the portion of the Strategic Insight Reports covering the open-end Funds’ expenses and advisory fees, noting that the reports showed that each open-end Fund, other than LD Total Return, the Strategic Commodity Fund, and Ultra Short, had a net total expense ratio in the first or second quartile of its peer group. The Trustees noted that the net total expense ratios of LD Total Return and the Strategic Commodity Fund were nonetheless below those of several of their respective peers, and that each of those Funds had achieved favorable relative performance over the longest period shown in its Strategic Insight Report notwithstanding its net expense ratio. The Trustees noted that, although Ultra Short’s net total expense ratio was in the third comparative quartile, it was within one-tenth of one basis point of the peer group median.

The Trustees considered each open-end Fund that had a net management fee ratio in the third or fourth quartile of its peer group: the Total Return Bond Fund, EMFI, the Multi-Asset Growth Fund, the Flexible Income Fund, LD Total Return, the Global Bond Fund, and the Infrastructure Income Fund. They noted that each of these Funds, other than LD Total Return, had a net total expense ratio in the first or second quartile of its peer group, and that the net management fee ratio of LD Total Return was only slightly more than one basis point above the median of its peer group. They noted that the net management fee ratio of each Fund was below the net management fee ratios of several of its respective peers. Concerning the Infrastructure Income Fund, they also considered Strategic Insight’s statement that the Fund did not have a group of peer funds with a similar focus on infrastructure-related bonds.

As to the Opportunistic Credit Fund (“DBL”), the Trustees noted that DBL’s net management fee ratio based on managed assets (generally, including the assets attributable to the Fund’s leverage) was shown in the Strategic Insight Reports to be slightly above the median of its peer group, and that its net management fee ratio based on net assets (generally, excluding the assets attributable to the Fund’s leverage) was below the median of its peer group. The Trustees noted that DBL had performed in the second quartile of its Morningstar category for the five-year period ended December 31, 2017, but that its performance had been in the third quartile for the three-year period and the fourth quartile for the one-year period ended December 31, 2017. The Trustees considered DoubleLine’s explanation for DBL’s recent underperformance, including its conservative positioning and its focus on investment in mortgage-backed securities by contrast to many peers that had more diversified exposure to segments of the debt securities markets. They also noted the information in the Strategic Insight Report showing that DBL had employed comparatively less leverage than its peers as of the date of the information in that report.

As to the Income Solutions Fund (“DSL”), the Trustees noted that DSL was shown in the Strategic Insight Reports to have performed in the first or second quartile of its Morningstar category for all periods shown. They noted the information in the Strategic Insight Report showing that DSL had employed comparatively less leverage than the median of its peer group as of the date of the information in that report. They noted that DSL’s net management fee ratios and net total expense ratios were just above the median of its peer group.

In evaluating the comparative net management fee ratios of DBL and DSL, the Trustees also considered DoubleLine’s statement that it had attempted to set each Fund’s fees at its inception at rates that reflected competitive market levels, but that also reflected the experience and expertise DoubleLine brings to managing the Funds.

The Trustees noted that both DBL and DSL had employed leverage for the period shown in the Strategic Insight Reports, and considered information from DoubleLine intended to show that each Fund’s use of leverage was accretive to the Fund’s investment performance, after taking into account any expenses related to the leverage.

194	DoubleLine Funds Trust

(Unaudited) March 31, 2018

The Trustees considered that DoubleLine provides a variety of other services to the Funds in addition to investment advisory services, including, among others, a number of back-office services, valuation services, compliance services, certain forms of information technology services (such as internal reporting), assistance with accounting and distribution services, and supervision and monitoring of the Funds’ other service providers. The Trustees reviewed DoubleLine’s ongoing efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Trustees also considered the nature, extent, and structure of the Funds’ compliance program, including the policies and procedures of the Funds and their various service providers (including DoubleLine). The Trustees considered the quality of those non-investment advisory services and determined that their quality supported the continuation of the Funds’ arrangements with DoubleLine.

The Trustees considered DoubleLine’s reports, provided at the Board’s regular meetings, that it had continued to hire additional resources to support DoubleLine’s ability to provide services to the Funds. The Trustees concluded that it appeared that DoubleLine continued to have sufficient quality and depth of personnel, resources, and investment methods.

The Trustees considered materials relating to the fees charged by DoubleLine to non-Fund clients for which DoubleLine employs investment strategies substantially similar to one or more Funds’ investment strategies, including institutional separate accounts advised by DoubleLine and mutual funds for which DoubleLine serves as subadviser. The Trustees noted the information DoubleLine provided regarding certain institutional separate accounts advised by it and funds subadvised by it that are subject to fee schedules that differ from, including some that are lower than, the rates paid by a Fund with substantially similar investment strategies. The Trustees noted DoubleLine’s representations that administrative, compliance, operational, legal, and other burdens of providing investment advice to mutual funds exceed in many respects those required to provide advisory services to non-mutual fund clients, such as institutional accounts for retirement or pension plans, which may have differing contractual requirements. The Trustees noted DoubleLine’s representations that DoubleLine bears substantially greater legal and other responsibilities and risks in managing and sponsoring mutual funds than in managing private accounts or in subadvising mutual funds sponsored by others, and that the services and resources required of DoubleLine when it subadvises mutual funds sponsored by others generally are less extensive than those required of DoubleLine to serve the Funds, because, where DoubleLine serves as a subadviser, many of the sponsorship, operational, and compliance responsibilities related to the advisory function are retained by the primary adviser.

The Trustees reviewed information as to general estimates of DoubleLine’s profitability with respect to each Fund, taking into account both the direct and the indirect benefits to DoubleLine from managing the Funds. The Trustees considered information provided by DoubleLine as to the methods it uses, and the assumptions it makes, in calculating its profitability. The Trustees considered representations from DoubleLine that its compensation and incentive policies and practices enable DoubleLine to attract, retain, and motivate highly qualified and experienced employees. The Trustees noted that DoubleLine had significant profitability in respect of certain of the Funds, but noted that in those cases it would be appropriate to consider that profitability in light of various other considerations such as the nature, extent, and quality of the services provided by DoubleLine, the relative performance of the Funds, and the competitiveness of the management fees and total operating expenses of the Funds.

The Trustees separately considered DoubleLine’s statement that it is continuing to invest in its business to maintain its ability to provide high quality services to the Funds, and noted DoubleLine’s need to invest in technology, infrastructure, and staff to continue to provide services and accommodate rapidly changing regulatory requirements.

The Trustees noted that a number of the open-end Funds had achieved significant size. The Trustees considered management’s view that the net management fee rates of the open-end Funds with significant size are consistent with DoubleLine’s general pricing philosophy of agreeing upon a Fund’s initial management fee rate at a level that generally reflects reasonably foreseeable economies of scale instead of relying on breakpoints in a Fund’s management fee rate. They noted DoubleLine’s statements that that approach has facilitated the open-end Funds’ asset-raising efforts and allowed the open-end Funds to compete from inception with peer funds with, in some cases, larger asset bases. The Trustees further noted that DoubleLine was still subsidizing the expenses of a number of the Funds. The Trustees also noted DoubleLine’s rapid growth and changes to the regulatory environment, which required DoubleLine to re-invest significantly in its business and infrastructure. The Trustees considered management’s statements among others that, although mutual fund advisory fees have trended downward over time, reducing the pricing advantage the Total Return Bond Fund had previously enjoyed, the Fund is fairly priced in light of its historical performance and the fact that it is DoubleLine’s and Mr. Gundlach’s flagship strategy. The Trustees also noted Strategic Insight’s observation that certain open-end Funds have experienced substantial asset growth in recent periods, and that that growth has resulted in a number of cases in reductions in the expense ratios of those Funds.

With regard to DBL and DSL, the Trustees noted that these Funds have not increased in assets significantly from their initial offerings due principally to their status as closed-end investment companies and that there were therefore no substantial increases in economies of scale realized with respect to these Funds since their inception. They noted DoubleLine’s view that the levels of its

Annual Report	March 31, 2018	195

Evaluation of Advisory Agreement by the Board of Trustees (Cont.)	(Unaudited) March 31, 2018

profitability in respect of DBL and DSL are appropriate in light of the investment it has made in these Funds, the quality of the investment management and other teams provided by it, and its continued investments in its own business.

On the basis of these considerations as well as others and in the exercise of their business judgment, the Trustees determined that they were satisfied with the nature, extent, and quality of the services provided to each Fund under its Advisory Agreement; that it appeared that the management fees paid by each Fund to DoubleLine were generally within the range of management fees paid by its peer funds, and, with respect to some Funds, lower than the median management fees paid by their peer funds, and generally reasonable in light of the services provided, the quality of the portfolio management teams, and each Fund’s performance to date; that the fees paid by each Fund did not appear inappropriate in light of the fee schedules charged to DoubleLine’s other clients with substantially similar investment strategies (where applicable) in light of the differences in the services provided and the risks borne by DoubleLine; that the profitability of each Fund to DoubleLine did not appear excessive or such as to preclude continuation of the Fund’s Advisory Agreement; that absence of breakpoints in any Fund’s management fee did not render that Fund’s fee unreasonable or inappropriate under the circumstances, although the Trustees would continue to consider the topic over time; and that it would be appropriate to approve each Advisory Agreement for an additional one-year period.

196	DoubleLine Funds Trust

Federal Tax Information	(Unaudited) March 31, 2018

For the fiscal year ended March 31, 2018, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $425,800 for single individuals and $479,000 for married couples filing jointly), as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and The Tax Cuts and Jobs Act of 2017. Prior to January 1, 2018, certain dividends paid by the Funds may have been subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $400,000 for single individuals and $450,000 for married couples filing jointly). The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income
DoubleLine Total Return Bond Fund	0.00%
DoubleLine Core Fixed Income Fund	0.00%
DoubleLine Emerging Markets Fixed Income Fund	0.00%
DoubleLine Multi-Asset Growth Fund (Consolidated)	2.03%
DoubleLine Low Duration Bond Fund	0.00%
DoubleLine Floating Rate Fund	0.00%
DoubleLine Shiller Enhanced CAPE®	0.00%
DoubleLine Flexible Income Fund	0.00%
DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.00%
DoubleLine Long Duration Total Return Bond Fund	0.00%
DoubleLine Strategic Commodity Fund (Consolidated)	0.00%
DoubleLine Global Bond Fund	0.00%
DoubleLine Infrastructure Income Fund	0.00%
DoubleLine Ultra Short Bond Fund	0.00%
DoubleLine Shiller Enhanced International CAPE®	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2018 was as follows:

Dividends Received Deduction
DoubleLine Total Return Bond Fund	0.00%
DoubleLine Core Fixed Income Fund	0.00%
DoubleLine Emerging Markets Fixed Income Fund	0.00%
DoubleLine Multi-Asset Growth Fund (Consolidated)	0.32%
DoubleLine Low Duration Bond Fund	0.00%
DoubleLine Floating Rate Fund	0.00%
DoubleLine Shiller Enhanced CAPE®	0.00%
DoubleLine Flexible Income Fund	0.00%
DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.00%
DoubleLine Long Duration Total Return Bond Fund	0.00%
DoubleLine Strategic Commodity Fund (Consolidated)	0.00%
DoubleLine Global Bond Fund	0.00%
DoubleLine Infrastructure Income Fund	0.00%
DoubleLine Ultra Short Bond Fund	0.00%
DoubleLine Shiller Enhanced International CAPE®	0.00%

Annual Report	March 31, 2018	197

Federal Tax Information (Cont.)	(Unaudited) March 31, 2018

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended March 31, 2018 for each Fund was as follows:

Qualified Short-Term Gains
DoubleLine Total Return Bond Fund	0.00%
DoubleLine Core Fixed Income Fund	0.00%
DoubleLine Emerging Markets Fixed Income Fund	21.29%
DoubleLine Multi-Asset Growth Fund (Consolidated)	57.51%
DoubleLine Low Duration Bond Fund	0.00%
DoubleLine Floating Rate Fund	0.00%
DoubleLine Shiller Enhanced CAPE®	19.66%
DoubleLine Flexible Income Fund	0.00%
DoubleLine Low Duration Emerging Markets Fixed Income Fund	6.32%
DoubleLine Long Duration Total Return Bond Fund	0.00%
DoubleLine Strategic Commodity Fund (Consolidated)	0.03%
DoubleLine Global Bond Fund	0.00%
DoubleLine Infrastructure Income Fund	2.34%
DoubleLine Ultra Short Bond Fund	0.33%
DoubleLine Shiller Enhanced International CAPE®	35.61%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(c) for the fiscal year ended March 31, 2018 for each Fund was as follows:

Qualified Interest Income
DoubleLine Total Return Bond Fund	100.00%
DoubleLine Core Fixed Income Fund	80.13%
DoubleLine Emerging Markets Fixed Income Fund	0.24%
DoubleLine Multi-Asset Growth Fund (Consolidated)	28.23%
DoubleLine Low Duration Bond Fund	80.82%
DoubleLine Floating Rate Fund	98.58%
DoubleLine Shiller Enhanced CAPE®	75.40%
DoubleLine Flexible Income Fund	78.71%
DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.37%
DoubleLine Long Duration Total Return Bond Fund	99.79%
DoubleLine Strategic Commodity Fund (Consolidated)	1.95%
DoubleLine Global Bond Fund	17.29%
DoubleLine Infrastructure Income Fund	80.28%
DoubleLine Ultra Short Bond Fund	100.00%
DoubleLine Shiller Enhanced International CAPE®	35.62%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds.

198	DoubleLine Funds Trust

Trustees and Officers	(Unaudited) March 31, 2018

Name, Address, and Year of Birth(1)	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen(2)	Other Directorships Held by Trustee During Past 5 Years

Independent Trustees

Joseph J. Ciprari, 1964	Trustee	Indefinite / Since March 2010	President, Remo Consultants, a real estate financial consulting firm. Formerly, Managing Director, UBS AG. Formerly, Managing Director, Ally Securities LLC.	18	None

John C. Salter, 1957	Trustee	Indefinite / Since March 2010	Partner, Stark Municipal Brokers. Formerly, Managing Director, Municipals, Tullet Prebon Financial Services LLC (d/b/a Chapdelaine). Formerly, Partner, Stark, Salter & Smith, a securities brokerage firm specializing in tax exempt bonds.	18	None

Raymond B. Woolson, 1958	Trustee	Indefinite / Since March 2010	President, Apogee Group, Inc., a company providing financial consulting services.	18	Trustee, Advisors Series Trust(3)

(1) The address of each Independent Trustee is c/o DoubleLine Funds, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

(2) Includes each series of DoubleLine Funds Trust, DoubleLine Opportunistic Credit Fund and DoubleLine Income Solutions Fund.

(3) Quasar Distributors, LLC serves as the principal underwriter of DoubleLine Funds Trust and Advisors Series Trust.

The following Trustees are “interested persons” of the Trust as defined in the 1940 Act because they are officers of the Advisers, and indirect shareholders in the Advisers.

Name, Address, and Year of Birth(1)	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen(2)	Other Directorships Held by Trustee During Past 5 Years

Interested Trustees

Jeffrey E. Gundlach, 1959	Trustee	Indefinite /Since January 2010	Chief Executive Officer and Chief Investment Officer, DoubleLine Capital LP (since December 2009).	16	None

Philip A. Barach, 1952	Trustee	Indefinite /Since January 2010	President, DoubleLine Capital LP (since December 2009).	16	None

(1) The address of each Interested Trustee is c/o DoubleLine Funds, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

(2) Includes each series of DoubleLine Funds Trust, DoubleLine Opportunistic Credit Fund and DoubleLine Income Solutions Fund.

Annual Report	March 31, 2018	199

Trustees and Officers (Cont.)	(Unaudited) March 31, 2018

Officers

The officers of the Trust who are not also Trustees of the Trust are:

Name, Address, and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Ronald R. Redell, 1970	President	Indefinite/Since Inception	Trustee, Chairman, President and Chief Executive Officer, DoubleLine Income Solutions Fund (since January 2013); Executive, DoubleLine Group LP (since January 2013); Trustee, Chairman, President and Chief Executive Officer, DoubleLine Opportunistic Credit Fund (since July 2011); Executive, DoubleLine Capital LP (since July 2010); President, DoubleLine Funds Trust (since January 2010).

Susan Nichols, 1962	Treasurer and Principal Financial and Accounting Officer	Indefinite/Since October 2011	Treasurer and Principal Financial and Accounting Officer, DoubleLine Income Solutions Fund (since January 2013); Treasurer and Principal Financial and Accounting Officer, DoubleLine Funds Trust (since October 2011); Treasurer and Principal Financial and Accounting Officer, DoubleLine Opportunistic Credit Fund (since July 2011); Director of Mutual Funds Operations, DoubleLine Capital LP. Formerly, Southern Wholesaler, DoubleLine Capital LP. Formerly, Assistant Treasurer, DoubleLine Funds Trust.

Youse Guia, 1972	Chief Compliance Officer	Indefinite/Since March 2018	Chief Compliance Officer, DoubleLine Capital (since March 2018); Chief Compliance Officer, DoubleLine Equity LP (since March 2018); Chief Compliance Officer, DoubleLine Opportunistic Credit Fund (since March 2018); Chief Compliance Officer, DoubleLine Income Solutions Fund (since March 2018). Formerly, Executive Vice President and Deputy Chief Compliance Officer, Pacific Investment Management Company LLC (“PIMCO”) (from April 2014 to February 2018); Chief Compliance Officer, PIMCO Managed Accounts Trust (from September 2014 to February 2018); Chief Compliance Officer, PIMCO-sponsored closed-end funds (from September 2014 to February 2018); Chief Compliance Officer, PIMCO Flexible Credit Income Fund (from February 2017 to February 2018). Formerly, Head of Compliance, Allianz Global Investors U.S. Holdings LLC (from October 2012 to March 2014); Chief Compliance Officer, Allianz Funds, Allianz Multi-Strategy Trust, Allianz Global Investors Sponsored Closed-End Funds, Premier Multi-Series VIT and The Korea Fund, Inc. (from October 2004 to December 2013).

Louis C. Lucido, 1948	Secretary	Indefinite/Since Inception	Member of the Board of Directors, 826LA (since June 2013); Member of the Board of Directors, Junior Achievement of Southern California (since June 2013); Member of the Board of Directors, CASA of Los Angeles (since February 2013) and Chairman (since June 2016); Secretary, DoubleLine Income Solutions Fund (since January 2013); Secretary, DoubleLine Opportunistic Credit Fund (since July 2011); Secretary, DoubleLine Funds Trust (since January 2010); Senior Advisor, DoubleLine Capital (since March 2018). Formerly, Chief Operating Officer, DoubleLine Capital (from June 2010 to March 2018); Executive Vice President, DoubleLine Capital (from December 2009 through May 2010). Formerly, Vice Chairman, CASA of Los Angeles (from June 2014 to June 2016).

Winnie Han, 1988	Assistant Treasurer	Indefinite/Since March 2017	Assistant Treasurer, DoubleLine Income Solutions Fund (since May 2017); Assistant Treasurer, DoubleLine Funds Trust (since May 2017); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (since May 2017); Assistant Treasurer, DoubleLine Capital (since March 2017); Formerly, Investment Accounting Supervisor, Alexandria Real Estate Equities, Inc. (June 2016 to March 2017); Formerly, Manager, PricewaterhouseCoopers (January 2011 to June 2016).

Cris Santa Ana, 1965	Vice President	Indefinite/Since April 2011	Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Opportunistic Credit Fund (since July 2011); Vice President, DoubleLine Funds Trust (since April 2011); Chief Risk Officer, DoubleLine Capital LP (since June 2010).

Earl A. Lariscy, 1966	Vice President	Indefinite/Since May 2012	Vice President and Assistant Secretary, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President and Assistant Secretary, DoubleLine Opportunistic Credit Fund (since May 2012 and inception, respectively); General Counsel, DoubleLine Capital LP (since April 2010).

200	DoubleLine Funds Trust

(Unaudited) March 31, 2018

Name, Address, and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

David Kennedy, 1964	Vice President	Indefinite/Since May 2012	Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President, DoubleLine Opportunistic Credit Fund (since May 2012); Manager, Trading and Settlements, DoubleLine Capital LP (since December 2009).

Patrick A. Townzen, 1978	Vice President	Indefinite/Since September 2012	Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since September 2012); Vice President, DoubleLine Opportunistic Credit Fund (since September 2012); Director of Operations, DoubleLine Capital LP (since March 2018). Formerly, Manager of Operations, DoubleLine Capital (from September 2012 to March 2018).

Brady J. Femling, 1987	Vice President	Indefinite/Since May 2017	Senior Fund Accountant, DoubleLine Capital (Since April 2013). Fund Accounting Supervisor, ALPS Fund Services (From October 2009 to April 2013).

Neal L. Zalvan, 1973	AML Officer and Vice President	Indefinite/AML Officer Since May 2016; Indefinite/Vice President Since May 2017	Anti-Money Laundering Officer, DoubleLine Funds Trust (since May 2016); Anti-Money DoubleLine Group LP (since January 2013);Laundering Officer, DoubleLine Capital, DoubleLine Equity LP and DoubleLine Alternatives (since March 2016); Legal/Compliance, DoubleLine Group LP (since January 2013).

(1) The address of each officer is c/o DoubleLine Funds, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 877-DLine11 (877-354-6311).

Annual Report	March 31, 2018	201

Information About Proxy Voting	(Unaudited) March 31, 2018

Information about how a Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

A description of the Funds’ proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the commission’s website at http://www.sec.gov.

Information About Portfolio Holdings

It is the policy of the Trust to provide certain unaudited information regarding the portfolio composition of the Funds as of month-end to shareholders and others upon request to the Funds, beginning on the 15th calendar day after the end of the month (or, if not a business day, the next business day thereafter).

Shareholders and others who wish to obtain portfolio holdings for a particular month may make a request by contacting the Funds at no charge at 877-DLine11 (877-354-6311) between the hours of 7:00 a.m. and 5:00 p.m. Pacific time, Monday through Friday, beginning on the 15th day following the end of that month (or, if not a business day, the next business day thereafter). Requests for portfolio holdings may be made on a monthly basis pursuant to this procedure, or standing requests for portfolio holdings may be accepted.

The Trust is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Trust’s Forms N-Q are available on the SEC website at www.sec.gov. You can also review and obtain copies of the Forms N-Q at the SEC Public Reference Room in Washington, DC (information on the operation of Public Reference Room may be obtained by calling 1-800-SEC-0330).

This report includes summary Schedules of Investments for the DoubleLine Total Return Bond Fund and DoubleLine Core Fixed Income Fund. A complete Schedule of Investments for each Fund may be obtained, without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the SEC website at www.sec.gov.

Householding — Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

202	DoubleLine Funds Trust

Privacy Notice	(Unaudited) March 31, 2018

What Does DoubleLine Do With Your Personal Information?

Financial companies choose how they share your personal information. This notice provides information about how we collect, share, and protect your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

All financial companies need to share customers’ personal information to run their everyday businesses. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by a DoubleLine affiliated company.

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

The types of personal information DoubleLine collects and shares depend on the product or service you have with us. This information may include:

•	Social Security Number;
•	account balances;
•	transaction or loss history;
•	assets;
•	investment experience;
•	account transactions;
•	risk tolerance.

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•	to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts.
•	DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.
•	to alert a customer to other financial products and services offered by DoubleLine or an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 877-DLine11 (877-354-6311). If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We have procedures designed to limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We seek to maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Information Collected from Websites. Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Certain portions of doublelinefunds.com are maintained or controlled by third parties, each of which has privacy policies which may differ, in some cases significantly, from the privacy policies described in this notice. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

As required by federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify this policy at any time, but in the event that there is a change, DoubleLine will promptly inform its customers of that change.

Annual Report	March 31, 2018	203

DoubleLine Capital LP DoubleLine Alternatives LP	333 South Grand Avenue 18th Floor Los Angeles, CA 90071 doubleline.com	fundinfo@doubleline.com 1. 213. 633. 8200

Investment Advisers:

DoubleLine Capital LP and

DoubleLine Alternatives LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Distributor:

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI 53202

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

U.S. Bank, N.A.

1555 North River Center Drive

Suite 302

Milwaukee, WI 53212

Independent Registered

Public Accounting Firm:

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doublelinefunds.com

fundinfo@doubleline.com

1-877-DLine11 or

1-877-354-6311

DL-ANNUAL-DFT

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Raymond B. Woolson is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2018	FYE 3/31/2017
Audit Fees	$956,046	$919,039
Audit-Related Fees	$900	$3,670
Tax Fees	$196,670	$177,810
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by PricewaterhouseCoopers LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2018	FYE 3/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2018	FYE 3/31/2017
Registrant	$196,670	$177,810
Registrant’s Investment Adviser	$1,426,605	$1,454,202

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

The information required by this Item 6 (except with respect to the DoubleLine Total Return Bond Fund and DoubleLine Core Fixed Income Fund) is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Please note that the Registrant has included a summary schedule of portfolio securities of the DoubleLine Total Return Bond Fund and DoubleLine Core Fixed Income Fund in its annual report to shareholders, a copy of which is included under Item 1, for this reporting period. The DoubleLine Total Return Bond Fund’s and DoubleLine Core Fixed Income Fund’s complete schedule of investments in securities of unaffiliated issuers as of the close of this period as set forth in Section 210.12-12 of Regulation S-X is set forth below:

DoubleLine Total Return Bond Fund

Schedule of Investments

March 31, 2018

Principal Amount $/Shares	Security Description	Rate		Maturity	Value $
Asset Backed Obligations - 3.7%
23,076,982	Aqua Finance Trust, Series 2017-A-A	3.72%	^	11/15/2035	22,773,520
8,952,882	Arcadia Receivables Credit Trust, Series 2017-1-A	3.25%	^	06/15/2023	8,992,225
4,528,580	AVANT Loans Funding Trust, Series 2017-B-A	2.29%	^	06/15/2020	4,520,686
19,783,750	CAL Funding Ltd., Series 2018-1A-A	3.96%	^	02/25/2043	19,975,842
27,107,833	Castlelake Aircraft Securitization Trust, Series 2015-1A-A	4.70%	^ §	12/15/2040	27,252,237
40,622,934	Castlelake Aircraft Securitization Trust, Series 2016-1-A	4.45%		08/15/2041	40,687,322
53,449,761	Castlelake Aircraft Securitization Trust, Series 2017-1-A	3.97%		07/15/2042	53,228,907
6,493,165	Citi Held For Asset Issuance, Series 2015-PM1-C	5.01%	^	12/15/2021	6,523,368
281,201	Citi Held For Asset Issuance, Series 2015-PM2-B	4.00%	^	03/15/2022	281,340
30,000,000	Citi Held For Asset Issuance, Series 2015-PM2-C	5.96%	^	03/15/2022	30,275,040
2,544,558	Citi Held For Asset Issuance, Series 2016-MF1-A	4.48%	^	08/15/2022	2,549,985
72,948,750	Coinstar Funding LLC, Series 2017-1A-A2	5.22%	^	04/25/2047	75,010,355
28,439,303	Colony American Finance Ltd., Series 2016-1-A	2.54%	^	06/15/2048	27,973,760
9,392,820	Commonbond Student Loan Trust, Series 2015-A-A	3.20%	^	06/25/2032	9,383,092
16,080,201	Commonbond Student Loan Trust, Series 2016-A-A1	3.32%	^	05/25/2040	15,619,154
12,076,159	Consumer Installment Loan Trust, Series 2016-LD1-A	3.96%	^	07/15/2022	12,079,811
21,000,000	Credit Acceptance Auto Loan Trust, Series 2017-3A-A	2.65%	^	06/15/2026	20,807,758
41,000,000	Credit Acceptance Auto Loan Trust, Series 2018-1A-A	3.01%	^	02/16/2027	40,768,321
16,490,000	DB Master Finance LLC, Series 2015-1A-A2II	3.98%	^	02/20/2045	16,653,782
11,878,265	Eaglewood Consumer Loan Trust, Series 2014-1-A	3.50%	^ ¥ Þ	10/15/2019	11,874,191
13,884,029	Earnest Student Loan Program LLC, Series 2016-B-A2	3.02%	^	05/25/2034	13,798,977
17,554,511	Earnest Student Loan Program LLC, Series 2016-D-A2	2.72%	^	01/25/2041	17,279,894
69,308,404	ECAF Ltd., Series 2015-1A-A2	4.95%	^	06/15/2040	70,277,058
7,363,463	Element Rail Leasing LLC, Series 2016-1A-A1	3.97%	^	03/19/2046	7,392,279
9,278,000	Falcon Aerospace Ltd., Series 2017-1-A	4.58%	^	02/15/2042	9,386,395
9,952,927	Foundation Finance Trust, Series 2016-1A-A	3.96%	^	06/15/2035	9,979,989
47,000,000	GM Financial Automobile Leasing Trust, Series 2018-1-A2A	2.39%		04/20/2020	46,902,226
43,800,000	Harbour Aircraft Investments Ltd., Series 2017-1-A	4.00%		11/15/2037	43,768,157
10,156,679	HERO Funding Trust, Series 2016-3A-A2	3.91%	^	09/20/2042	10,415,910
24,530,537	HERO Funding Trust, Series 2016-4A-A2	4.29%	^	09/20/2047	25,040,519
28,135,000	Invitation Homes Trust, Series 2015-SFR1-E (1 Month LIBOR USD + 4.20%, 4.20% Floor)	5.95%	^	03/17/2032	28,279,479
63,481,000	Jimmy Johns Funding LLC, Series 2017-1A-A2II	4.85%	^	07/30/2047	65,041,706
92,708,333	Labrador Aviation Finance Ltd., Series 2016-1A-A1	4.30%	^	01/15/2042	94,708,794
1,215,052	LendingClub Issuance Trust, Series 2016-NP1-A	3.75%	^	06/15/2022	1,217,492
368,793	LendingClub Issuance Trust, Series 2016-NP2-A	3.00%	^	01/17/2023	368,441
11,000,000	Lendmark Funding Trust, Series 2017-2A-A	2.80%	^	05/20/2026	10,945,723
11,750,000	Longtrain Leasing LLC, Series 2015-1A-A2	4.06%	^	01/15/2045	11,940,497
23,000,000	Mariner Finance Issuance Trust, Series 2017-AA-A	3.62%	^	02/20/2029	23,111,283
4,520,722	MarketPlace Loan Trust, Series 2015-CB1-A	4.00%	^	07/15/2021	4,519,709
7,656,802	MarketPlace Loan Trust, Series 2015-LD1-A	4.00%	^	12/15/2021	7,654,558
8,193,761	MarketPlace Loan Trust, Series 2016-LD1-A	5.25%	^	03/15/2022	8,234,574
13,768,612	Marlette Funding Trust, Series 2017-2A-A	2.39%	^	07/15/2024	13,737,876
7,043,951	Marlette Funding Trust, Series 2017-3A-A	2.36%	^	12/15/2024	7,018,665
19,661,748	Marlette Funding Trust, Series 2018-1A-A	2.61%	^	03/15/2028	19,633,820
41,698,579	Mosaic Solar Loans LLC, Series 2017-2A-A	3.82%	^	09/20/2042	41,398,445
23,000,000	Navient Private Education Loan Trust, Series 2017-A-B	3.91%	^	12/16/2058	22,260,619
62,561,232	NRZ Excess Spread-Collateralized Notes, Series 2018-PLS2-A	3.27%	^	02/25/2023	62,430,342
5,883,908	OneMain Direct Auto Receivables Trust, Series 2016-1A-A	2.04%	^	01/15/2021	5,880,527
4,319,524	OneMain Financial Issuance Trust, Series 2015-2A-A	2.57%	^	07/18/2025	4,319,081
85,619,086	OneMain Financial Issuance Trust, Series 2016-2A-A	4.10%	^	03/20/2028	86,337,815
75,000,000	OneMain Financial Issuance Trust, Series 2017-1A-A1	2.37%	^	09/14/2032	73,768,192
17,000,000	Oportun Funding LLC, Series 2016-B-A	3.69%	^	07/08/2021	16,983,891
25,000,000	Oxford Finance Funding LLC, Series 2016-1A-A	3.97%	^	06/17/2024	24,950,565
4,000,000	Progress Residential Trust, Series 2016-SFR2-D (1 Month LIBOR USD + 2.50%, 2.50% Floor)	4.31%	^	01/17/2034	4,047,368
6,000,000	Prosper Marketplace Issuance Trust, Series 2018-1A-A	3.11%	^	06/17/2024	6,001,306
22,323,168	Renew, Series 2017-2A-A	3.22%	^	09/22/2053	21,918,426
30,804,843	SCF Equipment Leasing LLC, Series 2017-2A-A	3.41%	^	12/20/2023	30,409,891
40,721,930	Shenton Aircraft Investment Ltd., Series 2015-1A-A	4.75%	^	10/15/2042	41,955,112
3,321,823	SoFi Consumer Loan Program LLC, Series 2016-1-A	3.26%	^	08/25/2025	3,323,632
25,378,445	SoFi Consumer Loan Program LLC, Series 2017-6-A1	2.20%	^	11/25/2026	25,257,176
18,750,000	SoFi Consumer Loan Program LLC, Series 2017-6-A2	2.82%	^	11/25/2026	18,553,618
9,477,562	SoFi Consumer Loan Program Trust, Series 2016-2-A	3.09%	^	10/27/2025	9,494,166
31,168,393	SoFi Consumer Loan Program Trust, Series 2017-2-A	3.28%	^	02/25/2026	31,251,731
17,754,876	SoFi Consumer Loan Program Trust, Series 2017-5-A1	2.14%	^	09/25/2026	17,658,091
10,000,000	SoFi Consumer Loan Program Trust, Series 2017-5-A2	2.78%	^	09/25/2026	9,859,832
11,238,791	SoFi Consumer Loan Program Trust, Series 2018-1-A1	2.55%	^	02/25/2027	11,206,345
15,423,515	SoFi Professional Loan Program, Series 2016-A-A2	2.76%	^	12/26/2036	15,298,106
20,000,000	SoFi Professional Loan Program, Series 2017-E-B	3.49%	^	11/26/2040	19,748,828
13,000,000	SoFi Professional Loan Program, Series 2017-E-C	4.16%	^	11/26/2040	12,861,121
22,800,000	SoFi Professional Loan Program, Series 2018-A-B	3.61%	^	02/25/2042	22,715,667
18,000,000	SoFi Professional Loan Program, Series 2018-B-BFX	3.83%	^	08/25/2047	18,199,969
74,554,775	SpringCastle America Funding LLC, Series 2016-AA-A	3.05%	^	04/25/2029	74,549,594
14,000,000	Springleaf Funding Trust, Series 2016-AA-A	2.90%	^	11/15/2029	13,942,918
71,750,000	Springleaf Funding Trust, Series 2017-AA-A	2.68%	^	07/15/2030	70,676,878
41,438,800	Sprite Ltd., Series 2017-1-A	4.25%	^	12/15/2037	40,677,776
3,939,312	Spruce Asset Backed Securities Trust, Series 2016-E1-A	4.32%	^	06/15/2028	3,987,206
4,726,000	TAL Advantage LLC, Series 2013-2A-A	3.55%	^	11/20/2038	4,703,558
5,017,631	Textainer Marine Containers Ltd., Series 2017-1A-A	3.72%	^	05/20/2042	5,019,543
26,000,000	Triton Container Finance LLC, Series 2018-1A-A	3.95%	^	03/20/2043	26,151,580
5,822,878	Upstart Securitization Trust, Series 2017-2-A	2.51%	^	03/20/2025	5,806,372
18,084,917	Vantage Data Centers Issuer LLC, Series 2018-1A-A2	4.07%	^	02/16/2043	18,271,889

Total Asset Backed Obligations (Cost $1,914,985,629)					1,919,761,893

Collateralized Loan Obligations - 4.9%
17,289,041	Acacia Ltd., Series 5A-A (3 Month LIBOR USD + 0.38%)	1.56%	^	11/08/2039	16,837,797
10,000,000	Adams Mill Ltd., Series 2014-1A-C1R (3 Month LIBOR USD + 2.35%)	4.07%	^	07/15/2026	10,014,444
68,250,000	AIMCO, Series 2015-AA-AR (3 Month LIBOR USD + 0.85%, 0.85% Floor)	2.57%	^	01/15/2028	68,239,006
25,000,000	ALM LLC, Series 2016-19A-A1 (3 Month LIBOR USD + 1.55%)	3.27%	^	07/15/2028	25,143,750
18,760,000	Anchorage Capital Ltd., Series 2014-5RA-A (3 Month LIBOR USD + 0.99%)	2.71%	^	01/15/2030	18,757,950
43,900,000	Apidos Ltd., Series 2013-16A-A1R (3 Month LIBOR USD + 0.98%)	2.72%	^	01/19/2025	43,909,648
23,000,000	Apidos Ltd., Series 2015-20A-A1R (3 Month LIBOR USD + 1.33%)	3.05%	^	01/16/2027	23,019,044
75,000,000	Arrowpoint Ltd., Series 2013-1A-A1R (3 Month LIBOR USD + 1.52%, 1.52% Floor)	3.36%	^	11/15/2028	75,929,917
31,500,000	Babson Ltd., Series 2014-3A-AR (3 Month LIBOR USD + 1.32%)	3.04%	^	01/15/2026	31,500,000
4,500,000	Babson Ltd., Series 2014-3A-D2 (1 Month LIBOR USD + 4.40%)	6.12%	^	01/15/2026	4,500,000
3,750,000	Babson Ltd., Series 2014-IIA-D (3 Month LIBOR USD + 3.60%)	5.33%	^	10/17/2026	3,754,537
75,000,000	BlueMountain Ltd., Series 2012-2A-AR (3 Month LIBOR USD + 1.42%, 1.42% Floor)	3.30%	^	11/20/2028	75,290,206
33,150,000	BlueMountain Ltd., Series 2013-1A-A1R (3 Month LIBOR USD + 1.40%)	3.14%	^	01/20/2029	33,339,015
58,250,000	BlueMountain Ltd., Series 2015-3A-A1 (3 Month LIBOR USD + 1.48%)	3.22%	^	10/20/2027	58,250,000
34,500,000	BlueMountain Ltd., Series 2015-4A-B (3 Month LIBOR USD + 2.25%)	3.99%	^	01/20/2027	34,533,869
9,250,000	BlueMountain Ltd., Series 2015-4A-C (3 Month LIBOR USD + 3.20%)	4.94%	^	01/20/2027	9,265,062
8,750,000	BlueMountain Ltd., Series 2015-4A-D1 (3 Month LIBOR USD + 4.60%)	6.34%	^	01/20/2027	8,768,512
22,500,000	BlueMountain Ltd., Series 2016-2A-A2 (3 Month LIBOR USD + 2.00%)	3.88%	^	08/20/2028	23,002,363
20,000,000	Carlyle Global Market Strategies Ltd., Series 2015-5A-A1A (3 Month LIBOR USD + 1.55%)	3.29%	^	01/20/2028	20,142,345
8,000,000	Carlyle Global Market Strategies Ltd., Series 2015-5A-A2A (3 Month LIBOR USD + 2.25%)	3.99%	^	01/20/2028	8,079,594
4,000,000	Carlyle Global Market Strategies Ltd., Series 2015-5A-B2 (3 Month LIBOR USD + 3.25%)	4.99%	^	01/20/2028	4,064,764
43,000,000	Cathedral Lake Ltd., Series 2016-4A-A (3 Month LIBOR USD + 1.65%)	3.39%	^	10/20/2028	43,744,628
11,000,000	Cent Ltd., Series 2014-21A-A1AR (3 Month LIBOR USD + 1.21%)	2.97%	^	07/27/2026	11,009,229
7,250,000	Cent Ltd., Series 2014-22A-C (3 Month LIBOR USD + 3.75%)	5.54%	^	11/07/2026	7,271,526
98,000,000	CVP Ltd., Series 2017-1A-A (3 Month LIBOR USD + 1.34%)	3.08%	^	07/20/2030	98,758,265
61,250,000	CVP Ltd., Series 2017-2A-A (3 Month LIBOR USD + 1.19%, 1.19% Floor)	3.12%	^	01/20/2031	61,569,436
35,250,000	Elevation Ltd., Series 2014-2A-A1R (3 Month LIBOR USD + 1.23%)	2.58%	^	10/15/2029	35,463,957
50,000,000	Galaxy Ltd., Series 2016-22A-A1 (3 Month LIBOR USD + 1.58%)	3.30%	^	07/16/2028	50,100,358
24,152,233	GLG Ore Hill Ltd., Series 2013-1A-A (3 Month LIBOR USD + 1.12%)	2.84%	^	07/15/2025	24,173,952
46,000,000	Greywolf Ltd., Series 2018-1A-A1 (3 Month LIBOR USD + 1.03%)	0.00%	^	04/26/2031	46,000,000
6,500,000	Halcyon Loan Advisors Funding Ltd., Series 2014-2A-C (3 Month LIBOR USD + 3.50%)	5.26%	^	04/28/2025	6,516,542
1,750,000	Halcyon Loan Advisors Funding Ltd., Series 2014-2A-D (3 Month LIBOR USD + 5.00%)	6.76%	^	04/28/2025	1,665,265
5,000,000	Halcyon Loan Advisors Funding Ltd., Series 2014-3A-D (3 Month LIBOR USD + 3.65%)	5.39%	^	10/22/2025	5,006,770
14,350,000	Halcyon Loan Advisors Funding Ltd., Series 2015-2A-A (3 Month LIBOR USD + 1.39%)	3.14%	^	07/25/2027	14,358,000
85,500,000	Halcyon Loan Advisors Funding Ltd., Series 2015-3A-A1R (3 Month LIBOR USD + 0.90%)	2.63%	^	10/18/2027	85,047,447
30,000,000	Harbourview Ltd., Series 7A-A1R (3 Month LIBOR USD + 1.25%)	3.13%	^	11/18/2026	30,030,807
25,000,000	Hildene Ltd., Series 2014-2A-AR (3 Month LIBOR USD + 1.18%)	2.92%	^	07/19/2026	25,023,177
39,000,000	Hildene Ltd., Series 2014-3A-AR (3 Month LIBOR USD + 1.20%)	2.94%	^	10/20/2026	39,012,023
5,000,000	Hildene Ltd., Series 2015-4A-A1A (3 Month LIBOR USD + 1.50%)	3.24%	^	07/23/2027	5,012,394
10,867,159	ICE Global Credit Ltd., Series 2013-1A-A1 (3 Month LIBOR USD + 1.75%, 1.75% Floor)	3.49%	^ Þ	04/20/2024	10,876,636
50,000,000	Jamestown Ltd., Series 2013-3A-A1AR (3 Month LIBOR USD + 1.14%)	2.86%	^	01/15/2026	50,045,296
49,000,000	Jamestown Ltd., Series 2014-4A-A1AR (3 Month LIBOR USD + 0.69%)	2.41%	^	07/15/2026	48,877,765
28,750,000	Jamestown Ltd., Series 2015-6A-A1AR (3 Month LIBOR USD + 1.15%)	3.03%	^	02/20/2027	28,757,188
20,000,000	Jamestown Ltd., Series 2016-9A-A1A (3 Month LIBOR USD + 1.57%)	3.31%	^	10/20/2028	20,072,400
20,000,000	KVK Ltd., Series 2013-1A-AR (3 Month LIBOR USD + 0.90%)	2.62%	^	01/15/2028	19,998,574
25,000,000	KVK Ltd., Series 2015-1A-AR (3 Month LIBOR USD + 1.25%)	3.14%	^	05/20/2027	25,019,976
7,825,000	LCM LP, Series 14A-D (3 Month LIBOR USD + 3.50%)	5.22%	^	07/15/2025	7,836,095
22,200,000	LCM LP, Series 16A-AR (3 Month LIBOR USD + 1.03%)	2.75%	^	07/15/2026	22,208,907
2,750,000	LCM LP, Series 16A-DR (3 Month LIBOR USD + 3.00%)	4.72%	^	07/15/2026	2,756,846
20,000,000	Madison Park Funding Ltd., Series 2013-11A-AR (3 Month LIBOR USD + 1.16%)	2.90%	^	07/23/2029	20,025,000
5,500,000	Madison Park Funding Ltd., Series 2014-15A-CR (3 Month LIBOR USD + 3.45%)	5.21%	^	01/27/2026	5,508,574
5,000,000	Madison Park Funding Ltd., Series 2014-15A-DR (3 Month LIBOR USD + 5.44%)	7.20%	^	01/27/2026	5,003,924
24,000,000	Magnetite Ltd., Series 2015-12A-AR (3 Month LIBOR USD + 1.33%)	3.05%	^	04/15/2027	24,039,169
64,500,000	Marathon Ltd., Series 2013-5A-A1R (3 Month LIBOR USD + 0.87%)	2.76%	^	11/21/2027	64,371,000
41,000,000	Marathon Ltd., Series 2014-7A-A1R (3 Month LIBOR USD + 1.32%)	3.08%	^	10/28/2025	41,019,313
75,000,000	Midocean Credit, Series 2017-7A-A1 (3 Month LIBOR USD + 1.32%)	3.04%	^	07/15/2029	75,454,178
55,000,000	MP Ltd., Series 2013-1A-AR (3 Month LIBOR USD + 1.25%)	2.99%	^	10/20/2030	55,186,036
52,000,000	MP Ltd., Series 2013-2A-ARR (3 Month LIBOR USD + 1.28%)	3.03%	^	07/25/2029	52,333,529
2,250,000	Neuberger Berman Ltd., Series 2017-16SA-A (3 Month LIBOR USD + 0.85%)	2.57%	^	01/15/2028	2,255,547
14,426,299	NewMark Capital Funding Ltd., Series 2013-1A-A2 (3 Month LIBOR USD + 1.12%)	3.14%	^	06/02/2025	14,441,381
19,500,000	Northwoods Capital Ltd., Series 2017-16A-A (3 Month LIBOR USD + 1.27%)	2.69%	^	11/15/2030	19,644,252
50,000,000	Ocean Trails, Series 2014-5A-A2R (3 Month LIBOR USD + 1.22%)	2.94%	^	10/13/2026	50,059,984
36,000,000	OCP Ltd., Series 2015-9A-A1R (3 Month LIBOR USD + 0.80%)	2.52%	^	07/15/2027	36,040,491
60,000,000	OCP Ltd., Series 2016-12A-A1 (3 Month LIBOR USD + 1.57%)	3.30%	^	10/18/2028	60,311,321
5,500,000	Octagon Investment Partners Ltd., Series 2014-1A-C (3 Month LIBOR USD + 3.65%)	5.48%	^	11/14/2026	5,544,166
20,000,000	Octagon Loan Funding Ltd., Series 2014-1A-A1R (3 Month LIBOR USD + 1.14%)	3.02%	^	11/18/2026	20,037,690
40,349,949	Palmer Square Loan Funding Ltd., Series 2017-1A-A1 (3 Month LIBOR USD + 0.74%)	2.46%	^	10/15/2025	40,354,194
35,000,000	Regatta Funding Ltd., Series 2016-1A-A1 (3 Month LIBOR USD + 1.52%)	3.72%	^	12/20/2028	35,140,701
19,000,000	Rockford Tower Ltd., Series 2017-3A-A (3 Month LIBOR USD + 1.19%)	2.86%	^	10/20/2030	19,098,370
24,590,000	Sound Harbor Loan Fund Ltd., Series 2014-1A-A1R (3 Month LIBOR USD + 1.20%)	2.97%	^	10/30/2026	24,607,555
20,000,000	Steele Creek Ltd., Series 2015-1A-AR (3 Month LIBOR USD + 1.26%)	3.15%	^	05/21/2029	20,022,741
17,000,000	TCI-Cent Ltd., Series 2016-1A-A1 (3 Month LIBOR USD + 1.52%)	3.28%	^	12/21/2029	17,312,497
10,000,000	TCI-Cent Ltd., Series 2016-1A-A2 (3 Month LIBOR USD + 2.20%)	3.96%	^	12/21/2029	10,103,831
30,000,000	TCI-Flatiron Ltd., Series 2016-1A-A (3 Month LIBOR USD + 1.55%)	3.28%	^	07/17/2028	30,195,624
47,950,000	Venture Ltd., Series 2014-17A-AR (3 Month LIBOR USD + 1.08%)	2.80%	^	07/15/2026	48,005,115
3,500,000	Venture Ltd., Series 2014-17A-B2R (3 Month LIBOR USD + 1.60%)	3.32%	^	07/15/2026	3,503,734
62,945,000	Venture Ltd., Series 2015-20A-AR (3 Month LIBOR USD + 0.82%)	2.54%	^	04/15/2027	62,915,140
13,000,000	Venture Ltd., Series 2016-23A-A (3 Month LIBOR USD + 1.65%)	3.39%	^	07/19/2028	13,032,603
30,500,000	Vibrant Ltd., Series 2016-5A-A (3 Month LIBOR USD + 1.55%)	3.29%	^	01/20/2029	30,733,622
35,000,000	Voya Ltd., Series 2014-4A-A1R (3 Month LIBOR USD + 0.95%)	2.67%	^	10/14/2026	35,037,440
25,000,000	Wellfleet Ltd., Series 2017-2A-A1 (3 Month LIBOR USD + 1.25%)	2.63%	^	10/20/2029	25,174,658
10,000,000	WhiteHorse Ltd., Series 2014-1A-AR (3 Month LIBOR USD + 0.90%)	2.28%	^	05/01/2026	9,996,476
40,000,000	Wind River Ltd., Series 2014-2A-AR (3 Month LIBOR USD + 1.14%, 1.14% Floor)	2.86%	^	01/15/2031	40,202,009
45,000,000	Wind River Ltd., Series 2016-2A-A (3 Month LIBOR USD + 1.50%)	3.27%	^	11/01/2028	45,207,234
10,000,000	York Ltd., Series 2016-2A-A (3 Month LIBOR USD + 1.63%)	3.37%	^	01/20/2030	10,118,444
30,000,000	Zais Ltd., Series 2014-2A-A1AR (3 Month LIBOR USD + 1.20%)	2.95%	^	07/25/2026	30,030,636
2,500,000	Zais Ltd., Series 2016-2A-A1 (3 Month LIBOR USD + 1.53%)	3.25%	^	10/15/2028	2,511,190

Total Collateralized Loan Obligations (Cost $2,517,254,624)					2,527,134,651

Commercial Paper - 0.3%
12,500,000	ABN Funding LLC	0.00%	^	11/19/2018	12,296,088
2,500,000	American Honda Finance Corporation	0.00%		04/23/2018	2,496,774
7,900,000	American Honda Finance Corporation	0.00%		06/25/2018	7,860,818
5,000,000	Apple, Inc.	0.00%	^	07/30/2018	4,963,715
12,500,000	BMW US Capital LLC	0.00%	^	05/22/2018	12,463,156
10,000,000	BPCE, Inc.	0.00%	^	03/20/2019	9,738,142
2,500,000	Canadian National Railway Company	0.00%	^	04/24/2018	2,496,588
10,000,000	Chevron Corporation	0.00%	^	04/23/2018	9,987,507
12,500,000	Coca Cola Company	0.00%	^	05/07/2018	12,474,135
3,000,000	Credit Suisse First Boston LLC	0.00%		07/17/2018	2,979,238
9,500,000	Credit Suisse First Boston LLC	0.00%		07/26/2018	9,428,307
6,000,000	General Electric Company	0.00%		06/29/2018	5,969,471
12,500,000	Macquarie Bank Ltd.	0.00%	^	10/11/2018	12,340,886
9,000,000	Nestle Capital Corporation	0.00%	^	10/09/2018	8,891,021
3,000,000	Nestle Capital Corporation	0.00%	^	10/16/2018	2,962,178
1,575,000	Province of British Columbia	0.00%		04/06/2018	1,574,395
12,500,000	Toyota Motor Credit Corporation	0.00%		07/20/2018	12,410,228
13,000,000	Walt Disney Company	0.00%	^	06/22/2018	12,937,997
4,500,000	Westpac Banking Corporation	0.00%	^	04/23/2018	4,494,594
3,000,000	Westpac Banking Corporation	0.00%	^	01/03/2019	2,943,510

Total Commercial Paper (Cost $151,898,601)					151,708,748

Foreign Corporate Bonds - 0.0%
2,000,000	National Australia Bank Ltd. (3 Month LIBOR USD + 0.51%)	2.41%	^	05/22/2020	2,008,017
3,128,000	Royal Bank of Canada (3 Month LIBOR USD + 0.71%)	2.43%		04/15/2019	3,143,794
9,000,000	Royal Bank of Canada (3 Month LIBOR USD + 0.38%)	2.40%		03/02/2020	9,028,028
2,100,000	Shell International Finance B.V. (3 Month LIBOR USD + 0.45%)	2.26%		05/11/2020	2,112,591
5,000,000	UBS AG (3 Month LIBOR USD + 0.58%)	2.63%	^	06/08/2020	5,021,075
3,000,000	Westpac Banking Corporation (3 Month LIBOR USD + 0.43%)	2.46%		03/06/2020	3,012,558

Total Foreign Corporate Bonds (Cost $24,270,788)					24,326,063

Non-Agency Commercial Mortgage Backed Obligations - 7.0%
3,500,000	Arbor Realty Ltd., Series 2017-FL2-AS (1 Month LIBOR USD + 1.25%)	3.03%	^	08/15/2027	3,530,079
5,500,000	Arbor Realty Ltd., Series 2017-FL2-B (1 Month LIBOR USD + 1.55%)	3.33%	^	08/15/2027	5,513,744
2,602,000	AREIT Trust, Series 2018-CRE1-AS (1 Month LIBOR USD + 1.25%, 1.25% Floor)	2.75%	^	02/15/2035	2,608,123
1,706,000	AREIT Trust, Series 2018-CRE1-B (1 Month LIBOR USD + 1.65%, 1.65% Floor)	3.15%	^	02/15/2035	1,712,247
11,007,000	Atrium Hotel Portfolio Trust, Series 2017-ATRM-E (1 Month LIBOR USD + 3.05%)	4.83%	^	12/15/2036	10,926,163
8,350,000	BAMLL Commercial Mortgage Securities Trust, Series 2014-IP-E	2.72%	# ^	06/15/2028	8,308,796
44,017,778	Banc of America Commercial Mortgage Trust, Series 2007-5-XW	0.00%	# ^ I/O	02/10/2051	440
4,000,000	Banc of America Commercial Mortgage Trust, Series 2015-UBS7-B	4.37%	#	09/15/2048	4,115,829
58,958,798	Banc of America Commercial Mortgage Trust, Series 2015-UBS7-XA	0.89%	# I/O	09/15/2048	2,982,496
66,825,154	Banc of America Commercial Mortgage Trust, Series 2016-UB10-XA	1.99%	# I/O	07/15/2049	6,883,846
40,132,324	BANK, Series 2017-BNK4-XA	1.45%	# I/O	05/15/2050	3,740,236
192,002,293	BANK, Series 2017-BNK5-XA	1.10%	# I/O	06/15/2060	13,470,170
1,750,000	BANK, Series 2018-BN10-AS	3.90%		02/15/2061	1,792,376
153,109,800	BANK, Series 2018-BN10-XA	0.75%	# I/O	02/15/2061	9,029,574
27,365,000	Barclays Commercial Mortgage Securities LLC, Series 2015-STP-D	4.29%	# ^	09/10/2028	27,245,746
12,089,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-C (1 Month LIBOR USD + 1.20%)	2.98%	^	08/15/2036	12,080,458
13,777,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-D (1 Month LIBOR USD + 1.70%)	3.48%	^	08/15/2036	13,744,638
29,711,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-E (1 Month LIBOR USD + 2.50%)	4.28%	^	08/15/2036	29,677,768
30,209,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-F (1 Month LIBOR USD + 3.50%)	5.28%	^	08/15/2036	30,233,231
14,259,000	BBCMS Mortgage Trust, Series 2017-GLKS-E (1 Month LIBOR USD + 2.85%, 2.75% Floor)	4.63%	^	11/15/2034	14,262,777
4,500,000	Bear Stearns Commercial Mortgage Securities, Inc., Series 2007-T26-AJ	5.52%	#	01/12/2045	4,262,205
8,643,000	Bsprt Issuer Ltd., Series 2017-FL2-A (1 Month LIBOR USD + 0.82%, 0.82% Floor)	2.60%	^	10/15/2034	8,667,701
3,025,000	Bsprt Issuer Ltd., Series 2017-FL2-AS (1 Month LIBOR USD + 1.10%, 1.10% Floor)	2.88%	^	10/15/2034	3,033,196
3,025,000	Bsprt Issuer Ltd., Series 2017-FL2-B (1 Month LIBOR USD + 1.40%, 1.40% Floor)	3.18%	^	10/15/2034	3,033,709
6,663,000	BX Commercial Mortgage Trust, Series 2018-BIOA-D (1 Month LIBOR USD + 1.32%, 1.35% Floor)	2.97%	^	03/15/2037	6,634,901
35,415,000	BX Commercial Mortgage Trust, Series 2018-BIOA-E (1 Month LIBOR USD + 1.95%, 1.98% Floor)	3.60%	^	03/15/2037	35,253,929
18,462,782	BX Trust, Series 2017-APPL-D (1 Month LIBOR USD + 2.05%, 2.05% Floor)	3.83%	^	07/15/2034	18,556,220
31,755,261	BX Trust, Series 2017-APPL-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	4.93%	^	07/15/2034	32,016,706
7,369,000	BX Trust, Series 2017-IMC-D (1 Month LIBOR USD + 2.25%, 2.25% Floor)	4.03%	^	10/15/2032	7,397,298
12,055,000	BX Trust, Series 2017-IMC-E (1 Month LIBOR USD + 3.25%, 3.25% Floor)	5.03%	^	10/15/2032	12,126,766
41,842,000	BX Trust, Series 2017-SLCT-D (1 Month LIBOR USD + 2.05%)	3.83%	^	07/15/2034	41,986,811
75,275,000	BX Trust, Series 2017-SLCT-E (1 Month LIBOR USD + 3.15%)	4.93%	^	07/15/2034	75,746,959
50,228,019	CD Mortgage Trust, Series 2017-CD6-XA	0.98%	# I/O	11/13/2050	3,253,018
7,155,000	CFCRE Commercial Mortgage Trust, Series 2016-C4-C	4.88%	#	05/10/2058	7,348,447
100,729,136	CFCRE Commercial Mortgage Trust, Series 2016-C4-XA	1.75%	# I/O	05/10/2058	10,284,002
33,492,000	CFCRE Commercial Mortgage Trust, Series 2016-C7-A3	3.84%		12/10/2054	34,049,803
45,414,723	CFCRE Commercial Mortgage Trust, Series 2017-C8-XA	1.67%	# I/O	06/15/2050	4,780,599
3,128,000	CFCRE Commercial Mortgage Trust, Series 2018-TAN-B	4.69%	^	02/15/2033	3,218,760
3,128,000	CFCRE Commercial Mortgage Trust, Series 2018-TAN-C	5.29%	^	02/15/2033	3,225,921
1,877,000	CFCRE Commercial Mortgage Trust, Series 2018-TAN-D	6.10%	^	02/15/2033	1,937,516
5,436,000	CGDBB Commercial Mortgage Trust, Series 2017-BIOC-D (1 Month LIBOR USD + 1.60%, 1.60% Floor)	3.38%	^	07/15/2032	5,447,051
7,611,000	CGDBB Commercial Mortgage Trust, Series 2017-BIOC-E (1 Month LIBOR USD + 2.15%, 2.25% Floor)	3.93%	^	07/15/2032	7,609,584
43,737,000	CHT Mortgage Trust, Series 2017-CSMO-E (1 Month LIBOR USD + 3.00%, 3.00% Floor)	4.78%	^	11/15/2036	44,092,009
24,582,000	CHT Mortgage Trust, Series 2017-CSMO-F (1 Month LIBOR USD + 3.74%, 3.80% Floor)	5.52%	^	11/15/2036	24,790,293
4,996,926	Citigroup Commercial Mortgage Trust, Series 2008-C7-AM	6.19%	#	12/10/2049	4,992,716
7,708,000	Citigroup Commercial Mortgage Trust, Series 2008-C7-AMA	6.19%	#	12/10/2049	7,697,661
213,073,626	Citigroup Commercial Mortgage Trust, Series 2012-GC8-XA	1.81%	# ^ I/O	09/10/2045	13,182,290
218,777,063	Citigroup Commercial Mortgage Trust, Series 2014-GC19-XA	1.19%	# I/O	03/10/2047	10,840,228
113,818,610	Citigroup Commercial Mortgage Trust, Series 2014-GC21-XA	1.23%	# I/O	05/10/2047	6,500,386
9,011,000	Citigroup Commercial Mortgage Trust, Series 2014-GC25-A4	3.64%		10/10/2047	9,151,094
193,086,022	Citigroup Commercial Mortgage Trust, Series 2014-GC25-XA	1.03%	# I/O	10/10/2047	10,428,228
50,000,000	Citigroup Commercial Mortgage Trust, Series 2015-GC27-A5	3.14%		02/10/2048	49,258,575
6,265,000	Citigroup Commercial Mortgage Trust, Series 2015-GC27-B	3.77%		02/10/2048	6,156,788
8,216,000	Citigroup Commercial Mortgage Trust, Series 2015-GC27-D	4.43%	# ^	02/10/2048	7,001,208
216,859,616	Citigroup Commercial Mortgage Trust, Series 2015-GC27-XA	1.41%	# I/O	02/10/2048	15,734,033
14,310,000	Citigroup Commercial Mortgage Trust, Series 2015-GC33-C	4.57%	#	09/10/2058	13,730,097
178,104,300	Citigroup Commercial Mortgage Trust, Series 2015-GC33-XA	0.96%	# I/O	09/10/2058	9,844,092
20,725,000	Citigroup Commercial Mortgage Trust, Series 2015-GC35-C	4.50%	#	11/10/2048	20,459,053
151,962,947	Citigroup Commercial Mortgage Trust, Series 2016-C1-XA	1.93%	# I/O	05/10/2049	17,662,836
217,980,490	Citigroup Commercial Mortgage Trust, Series 2016-GC36-XA	1.33%	# I/O	02/10/2049	16,673,960
114,273,968	Citigroup Commercial Mortgage Trust, Series 2016-P3-XA	1.71%	# I/O	04/15/2049	11,151,414
78,876,029	Citigroup Commercial Mortgage Trust, Series 2016-P4-XA	2.00%	# I/O	07/10/2049	9,273,739
38,172,009	Citigroup Commercial Mortgage Trust, Series 2016-P5-XA	1.55%	# I/O	10/10/2049	3,484,517
119,605,336	Citigroup Commercial Mortgage Trust, Series 2017-P7-XA	1.13%	# I/O	04/14/2050	9,258,864
86,444,867	Citigroup Mortgage Loan Trust, Inc., Series 2016-GC37-XA	1.80%	# I/O	04/10/2049	9,366,440
13,806,000	CLNS Trust, Series 2017-IKPR-D (1 Month LIBOR USD + 2.05%, 2.05% Floor)	3.79%	^	06/11/2032	13,857,090
88,477,000	CLNS Trust, Series 2017-IKPR-E (1 Month LIBOR USD + 3.50%, 3.50% Floor)	5.24%	^	06/11/2032	89,164,148
28,027,000	CLNS Trust, Series 2017-IKPR-F (1 Month LIBOR USD + 4.50%, 4.50% Floor)	6.24%	^	06/11/2032	28,300,314
15,385,625	COBALT Commercial Mortgage Trust, Series 2007-C2-AJFX	5.57%	#	04/15/2047	15,538,439
34,234,000	Cold Storage Trust, Series 2017-ICE3-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	2.78%	^	04/15/2036	34,407,594
41,768,000	Cold Storage Trust, Series 2017-ICE3-C (1 Month LIBOR USD + 1.35%, 1.35% Floor)	3.13%	^	04/15/2036	41,997,749
33,199,592	Commercial Mortgage Pass-Through Certificates, Series 2012-CR2-XA	1.66%	# I/O	08/15/2045	1,959,931
147,110,895	Commercial Mortgage Pass-Through Certificates, Series 2012-CR3-XA	1.88%	# I/O	10/15/2045	10,237,300
122,491,453	Commercial Mortgage Pass-Through Certificates, Series 2012-LC4-XA	2.21%	# ^ I/O	12/10/2044	7,520,583
175,945,314	Commercial Mortgage Pass-Through Certificates, Series 2013-CR10-XA	0.87%	# I/O	08/10/2046	4,988,982
225,181,783	Commercial Mortgage Pass-Through Certificates, Series 2013-CR12-XA	1.28%	# I/O	10/10/2046	10,812,216
9,850,000	Commercial Mortgage Pass-Through Certificates, Series 2014-CR19-C	4.72%	#	08/10/2047	9,907,524
5,211,000	Commercial Mortgage Pass-Through Certificates, Series 2014-CR20-A4	3.59%		11/10/2047	5,281,454
30,400,000	Commercial Mortgage Pass-Through Certificates, Series 2014-CR20-C	4.50%	#	11/10/2047	30,513,477
71,378,000	Commercial Mortgage Pass-Through Certificates, Series 2014-CR21-A3	3.53%		12/10/2047	72,053,700
15,011,000	Commercial Mortgage Pass-Through Certificates, Series 2014-UBS3-A4	3.82%		06/10/2047	15,468,286
118,873,357	Commercial Mortgage Pass-Through Certificates, Series 2014-UBS3-XA	1.29%	# I/O	06/10/2047	5,931,887
8,215,000	Commercial Mortgage Pass-Through Certificates, Series 2015-CALW-D	3.85%	# ^	02/10/2034	8,207,776
20,970,000	Commercial Mortgage Pass-Through Certificates, Series 2015-CR22-D	4.12%	# ^	03/10/2048	17,576,817
220,125,693	Commercial Mortgage Pass-Through Certificates, Series 2015-CR22-XA	0.99%	# I/O	03/10/2048	9,816,946
9,230,000	Commercial Mortgage Pass-Through Certificates, Series 2015-CR23-D	4.25%	#	05/10/2048	7,613,582
9,110,000	Commercial Mortgage Pass-Through Certificates, Series 2015-CR26-B	4.49%	#	10/10/2048	9,520,451
90,298,827	Commercial Mortgage Pass-Through Certificates, Series 2015-CR26-XA	1.04%	# I/O	10/10/2048	4,991,557
50,000,000	Commercial Mortgage Pass-Through Certificates, Series 2015-DC1-A5	3.35%		02/10/2048	49,655,560
8,715,000	Commercial Mortgage Pass-Through Certificates, Series 2015-DC1-C	4.35%	#	02/10/2048	8,557,575
13,275,000	Commercial Mortgage Pass-Through Certificates, Series 2015-DC1-D	4.35%	# ^	02/10/2048	11,066,794
399,811,868	Commercial Mortgage Pass-Through Certificates, Series 2015-DC1-XA	1.14%	# I/O	02/10/2048	20,513,627
35,000,000	Commercial Mortgage Pass-Through Certificates, Series 2015-LC19-A4	3.18%		02/10/2048	34,512,688
29,922,000	Commercial Mortgage Pass-Through Certificates, Series 2016-CR28-C	4.65%	#	02/10/2049	30,818,828
20,355,000	Commercial Mortgage Pass-Through Certificates, Series 2016-GCT-E	3.46%	# ^	08/10/2029	19,598,850
1,617,000	Commercial Mortgage Pass-Through Certificates, Series 2017-PANW-D	3.93%	# ^	10/10/2029	1,585,820
5,524,000	Commercial Mortgage Pass-Through Certificates, Series 2017-PANW-E	3.81%	# ^	10/10/2029	5,206,311
150,822,000	Credit Suisse Mortgage Capital Certificates, Series 2014-USA-X1	0.55%	# ^ I/O	09/15/2037	5,016,008
4,606,000	CSAIL Commercial Mortgage Trust, Series 2015-C1-C	4.30%	#	04/15/2050	4,635,364
13,360,000	CSAIL Commercial Mortgage Trust, Series 2015-C2-AS	3.85%	#	06/15/2057	13,528,804
22,320,000	CSAIL Commercial Mortgage Trust, Series 2015-C3-C	4.36%	#	08/15/2048	22,131,715
9,759,000	CSAIL Commercial Mortgage Trust, Series 2015-C4-C	4.58%	#	11/15/2048	9,762,189
316,152,879	CSAIL Commercial Mortgage Trust, Series 2015-C4-XA	0.93%	# I/O	11/15/2048	16,151,492
2,085,000	CSAIL Commercial Mortgage Trust, Series 2016-C7-C	4.39%	#	11/15/2049	1,949,538
188,353,910	CSAIL Commercial Mortgage Trust, Series 2017-C8-XA	1.26%	# I/O	06/15/2050	14,436,743
5,511,000	CSAIL Commercial Mortgage Trust, Series 2017-CX10-C	4.11%	#	11/15/2050	5,517,880
91,990,654	CSAIL Commercial Mortgage Trust, Series 2017-CX10-XA	0.73%	# I/O	11/15/2050	4,983,704
7,185,000	CSMC Mortgage Securities Trust, Series 2017-HD-B (1 Month LIBOR USD + 1.35%, 1.35% Floor)	3.13%	^	02/15/2031	7,199,071
3,450,000	CSMC Mortgage Securities Trust, Series 2017-HD-C (1 Month LIBOR USD + 1.70%, 1.70% Floor)	3.48%	^	02/15/2031	3,456,908
7,444,000	CSMC Mortgage Securities Trust, Series 2017-HD-D (1 Month LIBOR USD + 2.50%, 2.50% Floor)	4.28%	^	02/15/2031	7,462,023
7,050,000	CSMC Trust, Series 2017-CALI-E	3.78%	# ^	11/10/2032	6,630,319
6,050,000	CSMC Trust, Series 2017-CALI-F	3.78%	# ^	11/10/2032	5,539,503
12,164,000	CSMC Trust, Series 2017-CHOP-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	3.68%	^	07/15/2032	12,197,840
21,321,000	CSMC Trust, Series 2017-CHOP-E (1 Month LIBOR USD + 3.30%, 3.30% Floor)	5.08%	^	07/15/2032	21,408,175
106,233,834	DBUBS Mortgage Trust, Series 2011-LC2A-XA	1.11%	# ^ I/O	07/10/2044	2,926,997
2,996,000	DBUBS Mortgage Trust, Series 2011-LC3A-PM2	4.76%	# ^	05/10/2044	3,105,163
124,354,533	Deutsche Bank Commercial Mortgage Trust, Series 2016-C1-XA	1.49%	# I/O	05/10/2049	11,058,650
11,417,000	GE Commercial Mortgage Corporation Trust, Series 2007-C1-AM	5.61%	#	12/10/2049	11,524,015
15,417,000	Great Wolf Trust, Series 2017-WOLF-D (1 Month LIBOR USD + 2.10%, 1.00% Floor)	4.03%	^	09/15/2034	15,509,400
31,606,000	Great Wolf Trust, Series 2017-WOLF-E (1 Month LIBOR USD + 3.10%, 1.00% Floor)	5.03%	^	09/15/2034	31,890,988
16,823,000	Great Wolf Trust, Series 2017-WOLF-F (1 Month LIBOR USD + 4.07%, 1.00% Floor)	6.00%	^	09/15/2034	16,993,515
4,410,107	Greenwich Capital Commercial Funding Corporation, Series 2006-GG7-AM	5.74%	#	07/10/2038	4,465,685
18,685,152	GS Mortgage Securities Corporation, Series 2011-GC3-X	0.67%	# ^ I/O	03/10/2044	303,041
25,696,628	GS Mortgage Securities Corporation, Series 2013-GC10-XA	1.55%	# I/O	02/10/2046	1,489,819
37,554,613	GS Mortgage Securities Corporation, Series 2014-GC20-XA	1.00%	# I/O	04/10/2047	1,737,239
60,850,000	GS Mortgage Securities Corporation, Series 2014-GC26-A5	3.63%		11/10/2047	61,751,748
35,000,000	GS Mortgage Securities Corporation, Series 2015-GC28-A5	3.40%		02/10/2048	34,977,498
284,855,886	GS Mortgage Securities Corporation, Series 2015-GC28-XA	1.13%	# I/O	02/10/2048	14,046,842
248,182,811	GS Mortgage Securities Corporation, Series 2015-GC32-XA	0.85%	# I/O	07/10/2048	10,976,878
173,452,586	GS Mortgage Securities Corporation, Series 2015-GC34-XA	1.35%	# I/O	10/10/2048	12,946,813
207,678,000	GS Mortgage Securities Corporation, Series 2018-GS9-XA	0.60%	# I/O	03/10/2051	7,603,299
96,561,173	GS Mortgage Securities Trust, Series 2012-GC6-XA	1.95%	# ^ I/O	01/10/2045	5,735,367
3,500,000	GS Mortgage Securities Trust, Series 2015-GC28-C	4.33%	#	02/10/2048	3,425,525
68,716,528	GS Mortgage Securities Trust, Series 2015-GS1-XA	0.82%	# I/O	11/10/2048	3,412,573
55,609,855	GS Mortgage Securities Trust, Series 2016-GS2-XA	1.67%	# I/O	05/10/2049	5,243,943
358,489,675	GS Mortgage Securities Trust, Series 2016-GS3-XA	1.27%	# I/O	10/10/2049	27,845,757
69,947,464	GS Mortgage Securities Trust, Series 2016-GS4-XA	0.60%	# I/O	11/10/2049	2,482,135
191,156,902	GS Mortgage Securities Trust, Series 2017-GS7-XA	1.14%	# I/O	08/10/2050	15,508,808
98,700,000	GS Mortgage Securities Trust, Series 2017-GS7-XB	0.35%	# I/O	08/10/2050	2,912,074
1,971,180	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2004-CBX-X1	0.80%	# ^ I/O	01/12/2037	24,952
3,855,888	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2005-CB12-AJ	4.99%	#	09/12/2037	3,920,908
2,130,674	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2005-LDP4-X1	0.13%	# ^ I/O	10/15/2042	5
2,853,846	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2006-LDP8-X	0.29%	# I/O	05/15/2045	45
24,387,973	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2006-LDP9-AM	5.37%		05/15/2047	24,558,099
8,142,320	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2007-C1-AM	5.75%	#	02/15/2051	8,126,430
7,120,429	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2007-CB18-AM	5.47%	#	06/12/2047	7,104,743
6,946,647	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2007-CB18-AMFX	5.40%		06/12/2047	6,931,435
31,997,264	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2007-CB18-X	0.27%	# I/O	06/12/2047	37,114
72,033,780	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2007-CB20-X1	0.00%	# ^ I/O	02/12/2051	720
158,571,242	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2012-C6-XA	1.58%	# I/O	05/15/2045	8,420,545
334,553,831	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2012-C8-XA	1.80%	# I/O	10/15/2045	21,244,503
121,220,515	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2012-CBX-XA	1.65%	# I/O	06/15/2045	5,322,538
5,425,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2014-DSTY-A	3.43%	^	06/10/2027	5,428,515
24,200,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2014-PHH-D (1 Month LIBOR USD + 2.65%)	4.43%	^	08/15/2027	24,227,232
14,406,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2014-PHH-E (1 Month LIBOR USD + 3.55%)	5.33%	^	08/15/2027	14,431,000
79,588,098	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2015-JP1-XA	1.13%	# I/O	01/15/2049	4,035,268
7,271,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-FL10-B (1 Month LIBOR USD + 1.00%, 1.00% Floor)	2.78%	^	06/15/2032	7,335,671
5,488,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-FL10-C (1 Month LIBOR USD + 1.25%, 1.25% Floor)	3.03%	^	06/15/2032	5,552,164
17,779,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-FL10-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	3.68%	^	06/15/2032	17,916,595
325,375,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-FL10-XCP	0.71%	# ^ I/O	04/15/2019	1,207,532
1,361,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-MAUI-C (1 Month LIBOR USD + 1.25%, 1.25% Floor)	2.97%	^	07/15/2034	1,366,003
1,285,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-MAUI-D (1 Month LIBOR USD + 1.95%, 1.95% Floor)	3.67%	^	07/15/2034	1,292,598
3,198,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-MAUI-E (1 Month LIBOR USD + 2.95%, 2.95% Floor)	4.67%	^	07/15/2034	3,223,355
4,506,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-MAUI-F (1 Month LIBOR USD + 3.75%, 3.75% Floor)	5.47%	^	07/15/2034	4,550,423
12,206,230	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11-AM	5.95%	#	06/15/2049	12,421,594
3,274,435	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX-AM	5.46%	#	01/15/2049	3,271,056
18,205,537	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-ASH-B (1 Month LIBOR USD + 2.15%, 2.15% Floor)	3.93%	^	10/15/2034	18,245,365
10,277,478	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-ASH-C (1 Month LIBOR USD + 2.75%, 2.75% Floor)	4.53%	^	10/15/2034	10,310,594
4,857,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-WIKI-E	4.01%	# ^	10/05/2031	4,731,406
6,678,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-ASH8-A (1 Month LIBOR USD + 0.80%, 0.84% Floor)	2.58%	^	02/15/2035	6,693,411
6,954,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-ASH8-B (1 Month LIBOR USD + 1.10%, 1.14% Floor)	2.88%	^	02/15/2035	6,970,039
905,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-ASH8-C (1 Month LIBOR USD + 1.30%, 1.34% Floor)	3.08%	^	02/15/2035	907,380
1,462,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-ASH8-D (1 Month LIBOR USD + 2.05%, 1.84% Floor)	3.83%	^	02/15/2035	1,467,282
95,878,153	JPMBB Commercial Mortgage Securities Trust, Series 2014-C18-XA	0.96%	# I/O	02/15/2047	3,761,933
3,396,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C21-C	4.66%	#	08/15/2047	3,406,114
56,683,785	JPMBB Commercial Mortgage Securities Trust, Series 2014-C22-XA	0.91%	# I/O	09/15/2047	2,495,793
217,359,544	JPMBB Commercial Mortgage Securities Trust, Series 2014-C25-XA	0.96%	# I/O	11/15/2047	9,583,600
32,031,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C26-A4	3.49%		01/15/2048	32,238,490
6,499,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C26-C	4.42%	#	01/15/2048	6,408,264
249,253,325	JPMBB Commercial Mortgage Securities Trust, Series 2014-C26-XA	1.13%	# I/O	01/15/2048	11,407,776
12,055,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C27-C	4.34%	#	02/15/2048	11,794,786
10,425,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C27-D	3.84%	# ^	02/15/2048	8,373,858
57,929,172	JPMBB Commercial Mortgage Securities Trust, Series 2015-C27-XA	1.35%	# I/O	02/15/2048	3,303,388
15,238,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C28-C	4.24%	#	10/15/2048	14,650,052
43,515,036	JPMBB Commercial Mortgage Securities Trust, Series 2015-C28-XA	1.16%	# I/O	10/15/2048	2,133,768
63,519,034	JPMBB Commercial Mortgage Securities Trust, Series 2015-C29-XA	0.92%	# I/O	05/15/2048	2,083,450
6,762,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C30-B	4.31%	#	07/15/2048	6,837,865
170,164,783	JPMBB Commercial Mortgage Securities Trust, Series 2015-C30-XA	0.67%	# I/O	07/15/2048	5,118,557
27,395,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32-C	4.67%	#	11/15/2048	27,247,527
97,815,809	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32-XA	1.47%	# I/O	11/15/2048	5,615,322
17,630,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C33-C	4.62%	#	12/15/2048	17,848,693
32,345,000	JPMBB Commercial Mortgage Securities Trust, Series 2016-C1-C	4.75%	#	03/15/2049	33,134,231
148,407,633	JPMBB Commercial Mortgage Securities Trust, Series 2016-C2-XA	1.70%	# I/O	06/15/2049	13,003,269
170,270,152	JPMBB Commercial Mortgage Securities Trust, Series 2017-C5-XA	1.02%	# I/O	03/15/2050	11,459,573
10,561,408	LB-UBS Commercial Mortgage Trust, Series 2006-C7-XCL	0.49%	# ^ I/O	11/15/2038	11,959
25,233,926	LSTAR Commercial Mortgage Trust, Series 2017-5-X	1.23%	# ^ I/O	03/10/2050	1,204,577
66,630,639	Merrill Lynch Mortgage Investors Trust, Series 1998-C1-IO	0.59%	# I/O	11/15/2026	579,580
892,055	Merrill Lynch Mortgage Trust, Series 2006-C1-AJ	5.43%	#	05/12/2039	893,413
56,203,000	Merrill Lynch Mortgage Trust, Series 2007-C1-AM	5.81%	#	06/12/2050	56,760,475
11,401,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-CKSV-CK	4.30%	^	10/15/2030	10,003,110
202,841,605	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12-XA	0.85%	# I/O	10/15/2046	4,968,260
34,350,348	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7-XA	1.39%	# I/O	02/15/2046	1,862,438
11,700,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18-C	4.49%	#	10/15/2047	11,453,474
45,025,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19-A4	3.53%		12/15/2047	45,373,246
37,950,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19-C	4.00%		12/15/2047	36,476,284
56,050,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-A4	3.25%		02/15/2048	55,438,007
20,087,700	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-B	4.16%		02/15/2048	20,314,394
5,457,500	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-C	4.46%	#	02/15/2048	5,339,009
243,144,423	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-XA	1.38%	# I/O	02/15/2048	15,751,820
10,616,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23-C	4.13%	#	07/15/2050	10,368,547
8,460,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25-C	4.53%	#	10/15/2048	8,606,473
19,422,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27-C	4.53%	#	12/15/2047	18,566,999
1,517,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27-D	3.24%	# ^	12/15/2047	1,137,746
174,788,511	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C28-XA	1.28%	# I/O	01/15/2049	12,528,071
2,314,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C31-C	4.32%	#	11/15/2049	2,284,622
52,743,640	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C33-XA	1.45%	# I/O	05/15/2050	4,543,437
12,140,000	Morgan Stanley Capital Trust, Series 2017-ASHF-D (1 Month LIBOR USD + 2.20%, 2.20% Floor)	3.98%	^	11/15/2034	12,206,661
17,935,000	Morgan Stanley Capital Trust, Series 2017-ASHF-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	4.93%	^	11/15/2034	17,915,020
13,586,000	Morgan Stanley Capital Trust, Series 2017-ASHF-F (1 Month LIBOR USD + 4.35%, 4.35% Floor)	6.13%	^	11/15/2034	13,680,368
37,549,099	Morgan Stanley Capital, Inc., Series 2006-HQ10-X1	0.18%	# ^ I/O	11/12/2041	1,468
16,734,563	Morgan Stanley Capital, Inc., Series 2007-HQ11-AJ	5.51%	#	02/12/2044	16,718,458
2,575,000	Morgan Stanley Capital, Inc., Series 2014-CPT-E	3.45%	# ^	07/13/2029	2,534,604
2,325,000	Morgan Stanley Capital, Inc., Series 2014-CPT-F	3.45%	# ^	07/13/2029	2,279,511
12,400,000	Morgan Stanley Capital, Inc., Series 2014-MP-D	3.69%	# ^	08/11/2033	12,331,202
11,000,000	Morgan Stanley Capital, Inc., Series 2014-MP-E	3.69%	# ^	08/11/2033	10,804,573
27,736,750	Morgan Stanley Capital, Inc., Series 2015-UBS8-XA	0.95%	# I/O	12/15/2048	1,539,434
149,213,914	Morgan Stanley Capital, Inc., Series 2017-H1-XA	1.46%	# I/O	06/15/2050	13,623,738
3,555,940	Morgan Stanley Capital, Inc., Series 2017-PRME-A (1 Month LIBOR USD + 0.90%, 0.90% Floor)	2.68%	^	02/15/2034	3,561,699
11,733,000	Morgan Stanley Capital, Inc., Series 2017-PRME-B (1 Month LIBOR USD + 1.35%, 1.35% Floor)	3.13%	^	02/15/2034	11,771,048
5,738,000	Morgan Stanley Capital, Inc., Series 2017-PRME-C (1 Month LIBOR USD + 1.65%, 1.65% Floor)	3.43%	^	02/15/2034	5,754,880
1,156,000	Morgan Stanley Capital, Inc., Series 2017-PRME-D (1 Month LIBOR USD + 3.40%, 3.40% Floor)	5.18%	^	02/15/2034	1,160,822
3,638,400	Morgan Stanley Re-Remic Trust, Series 2013-AJ-AJA	0.50%	^	12/17/2049	3,584,661
2,097,560	PFP Ltd., Series 2017-3-A (1 Month LIBOR USD + 1.05%)	2.83%	^	01/14/2035	2,104,089
2,270,000	PFP Ltd., Series 2017-3-AS (1 Month LIBOR USD + 1.30%)	3.08%	^	01/14/2035	2,287,506
1,306,000	PFP Ltd., Series 2017-3-B (1 Month LIBOR USD + 1.75%)	3.53%	^	01/14/2035	1,314,506
1,360,000	PFP Ltd., Series 2017-3-C (1 Month LIBOR USD + 2.50%)	4.28%	^	01/14/2035	1,370,182
4,216,039	RAIT Trust, Series 2017-FL7-A (1 Month LIBOR USD + 0.95%, 0.95% Floor)	2.73%	^	06/15/2037	4,221,011
1,243,000	RAIT Trust, Series 2017-FL7-AS (1 Month LIBOR USD + 1.30%, 1.30% Floor)	3.08%	^	06/15/2037	1,243,572
12,447,000	Rosslyn Portfolio Trust, Series 2017-ROSS-A (1 Month LIBOR USD + 0.95%, 1.94% Floor)	2.54%	^	06/15/2033	12,490,720
15,724,000	Rosslyn Portfolio Trust, Series 2017-ROSS-B (1 Month LIBOR USD + 1.25%, 2.24% Floor)	2.84%	^	06/15/2033	15,756,505
9,336,000	Tharaldson Hotel Portfolio Trust, Series 2018-THL-E (1 Month LIBOR USD + 3.18%, 3.10% Floor)	4.92%	^	11/11/2034	9,390,888
2,064,697	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4-AJ	5.48%	#	08/15/2039	2,069,292
95,400,766	UBS Commercial Mortgage Trust, Series 2017-C1-XA	1.61%	# I/O	06/15/2050	10,210,162
12,893,526	UBS Commercial Mortgage Trust, Series 2017-C3-XA	1.14%	# I/O	08/15/2050	977,818
2,886,000	UBS Commercial Mortgage Trust, Series 2017-C6-C	4.45%	#	12/15/2050	2,881,302
8,530,000	UBS Commercial Mortgage Trust, Series 2018-C8-C	4.71%	#	02/15/2051	8,508,636
44,066,000	UBS Commercial Mortgage Trust, Series 2018-C9-XA	1.07%	# I/O	03/15/2051	3,165,040
83,676,983	UBS-Barclays Commercial Mortgage Trust, Series 2012-C3-XA	1.89%	# ^ I/O	08/10/2049	5,747,638
1,461,113	VSD LLC, Series 2017-PLT1-A1	3.60%	^	12/25/2043	1,459,140
803,699	Wachovia Bank Commercial Mortgage Trust, Series 2006-C27-AJ	5.83%	#	07/15/2045	806,081
21,352,886	Wachovia Bank Commercial Mortgage Trust, Series 2006-C28-AJ	5.63%	#	10/15/2048	21,601,453
30,694,707	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30-AJ	5.41%	#	12/15/2043	31,012,241
6,640,477	Wachovia Bank Commercial Mortgage Trust, Series 2007-C33-AM	6.01%	#	02/15/2051	6,818,110
86,858,048	Waterfall Commercial Mortgage Trust, Series 2015-SBC5-A	4.10%	# ^	09/14/2022	85,340,612
38,265,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC18-A5	3.41%		12/15/2047	38,266,416
4,346,710	Wells Fargo Commercial Mortgage Trust, Series 2014-LC18-B	3.96%		12/15/2047	4,364,464
30,000,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C26-A4	3.17%		02/15/2048	29,481,558
11,460,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C26-C	4.07%	#	02/15/2048	11,097,590
437,110,828	Wells Fargo Commercial Mortgage Trust, Series 2015-C26-XA	1.28%	# I/O	02/15/2048	28,189,102
28,000,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C27-A5	3.45%		02/15/2048	27,994,770
5,450,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C27-C	3.89%		02/15/2048	5,143,761
252,583,991	Wells Fargo Commercial Mortgage Trust, Series 2015-C27-XA	0.91%	# I/O	02/15/2048	12,275,026
9,701,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C31-C	4.61%	#	11/15/2048	9,860,118
142,630,699	Wells Fargo Commercial Mortgage Trust, Series 2015-C31-XA	1.09%	# I/O	11/15/2048	8,655,430
274,448,777	Wells Fargo Commercial Mortgage Trust, Series 2015-LC20-XA	1.38%	# I/O	04/15/2050	17,295,131
12,000,000	Wells Fargo Commercial Mortgage Trust, Series 2015-LC22-C	4.54%	#	09/15/2058	12,071,224
1,794,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4-C	4.60%	#	12/15/2048	1,830,287
5,405,000	Wells Fargo Commercial Mortgage Trust, Series 2015-P2-A4	3.81%		12/15/2048	5,548,117
130,059,343	Wells Fargo Commercial Mortgage Trust, Series 2015-P2-XA	1.02%	# I/O	12/15/2048	7,012,787
11,469,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C32-C	4.72%	#	01/15/2059	11,381,035
8,676,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C34-C	5.03%	#	06/15/2049	8,931,442
159,538,382	Wells Fargo Commercial Mortgage Trust, Series 2017-C39-XA	1.15%	# I/O	09/15/2050	12,769,356
50,905,560	Wells Fargo Commercial Mortgage Trust, Series 2017-C42-XA	0.90%	# I/O	12/15/2050	3,533,299
11,003,000	Wells Fargo Commercial Mortgage Trust, Series 2017-SMP-A (1 Month LIBOR USD + 0.75%, 0.75% Floor)	2.65%	^	12/15/2034	11,014,481
12,048,000	Wells Fargo Commercial Mortgage Trust, Series 2017-SMP-C (1 Month LIBOR USD + 1.20%, 1.20% Floor)	3.10%	^	12/15/2034	12,064,213
7,229,000	Wells Fargo Commercial Mortgage Trust, Series 2017-SMP-D (1 Month LIBOR USD + 1.65%, 1.65% Floor)	3.55%	^	12/15/2034	7,245,593
22,851,000	Wells Fargo Commercial Mortgage Trust, Series 2017-SMP-E (1 Month LIBOR USD + 2.25%, 2.25% Floor)	4.15%	^	12/15/2034	22,905,884
169,234,159	Wells Fargo Commercial Mortgage Trust, Series 2018-C43-XA	0.87%	# I/O	03/15/2051	9,415,004
59,968,243	WF-RBS Commercial Mortgage Trust, Series 2011-C4-XA	0.38%	# ^ I/O	06/15/2044	630,662
84,828,302	WF-RBS Commercial Mortgage Trust, Series 2012-C6-XA	2.09%	# ^ I/O	04/15/2045	5,303,338
98,907,825	WF-RBS Commercial Mortgage Trust, Series 2012-C8-XA	1.85%	# ^ I/O	08/15/2045	6,242,637
41,766,551	WF-RBS Commercial Mortgage Trust, Series 2012-C9-XA	1.91%	# ^ I/O	11/15/2045	2,941,723
159,044,364	WF-RBS Commercial Mortgage Trust, Series 2013-C18-XA	0.83%	# I/O	12/15/2046	4,748,174
175,387,033	WF-RBS Commercial Mortgage Trust, Series 2014-C19-XA	1.12%	# I/O	03/15/2047	7,923,846
55,000,000	WF-RBS Commercial Mortgage Trust, Series 2014-C25-A5	3.63%		11/15/2047	55,704,270
8,000,000	WF-RBS Commercial Mortgage Trust, Series 2014-C25-C	4.32%	#	11/15/2047	7,977,081
200,824,238	WF-RBS Commercial Mortgage Trust, Series 2014-C25-XA	0.92%	# I/O	11/15/2047	8,673,016
138,888,241	WF-RBS Commercial Mortgage Trust, Series 2016-NXS6-XA	1.65%	# I/O	11/15/2049	12,942,523

Total Non-Agency Commercial Mortgage Backed Obligations (Cost $3,767,805,367)					3,560,852,043

Non-Agency Residential Collateralized Mortgage Obligations - 25.9%
10,000,000	Accredited Mortgage Loan Trust, Series 2005-4-M1 (1 Month LIBOR USD + 0.40%, 0.40% Floor)	2.27%		12/25/2035	9,785,916
94,843,354	Accredited Mortgage Loan Trust, Series 2006-2-A4 (1 Month LIBOR USD + 0.26%, 0.26% Floor)	2.13%		09/25/2036	92,614,099
14,706,925	ACE Securities Corporation Home Equity Loan Trust, Series 2007-HE1-A2B (1 Month LIBOR USD + 0.12%, 0.12% Floor)	1.99%		01/25/2037	10,884,116
3,962,713	Adjustable Rate Mortgage Trust, Series 2005-10-3A31	3.46%	#	01/25/2036	3,826,068
40,804,197	Adjustable Rate Mortgage Trust, Series 2005-11-4A1	3.42%	#	02/25/2036	34,767,506
5,749,103	Adjustable Rate Mortgage Trust, Series 2005-2-6M2 (1 Month LIBOR USD + 0.98%, 0.48% Floor, 11.00% Cap)	2.85%		06/25/2035	5,601,149
2,049,361	Adjustable Rate Mortgage Trust, Series 2005-7-3A1	3.67%	#	10/25/2035	1,833,609
22,762,023	Adjustable Rate Mortgage Trust, Series 2006-1-2A1	3.87%	#	03/25/2036	19,097,046
16,932,791	Adjustable Rate Mortgage Trust, Series 2006-2-3A1	3.79%	#	05/25/2036	15,792,739
17,828,685	Adjustable Rate Mortgage Trust, Series 2006-2-5A1	4.52%	#	05/25/2036	12,376,174
18,090,944	Adjustable Rate Mortgage Trust, Series 2007-1-3A1	3.91%	#	03/25/2037	16,518,421
3,062,811	Adjustable Rate Mortgage Trust, Series 2007-3-1A1	4.53%	# ^	11/25/2037	3,157,446
290,098	Aegis Asset Backed Securities Trust, Series 2003-2-M2 (1 Month LIBOR USD + 2.55%, 1.70% Floor)	4.42%		11/25/2033	288,286
1,532,585	Aegis Asset Backed Securities Trust, Series 2004-1-M2 (1 Month LIBOR USD + 2.03%, 1.35% Floor)	3.90%		04/25/2034	1,472,419
617,792	Aegis Asset Backed Securities Trust, Series 2004-2-M2 (1 Month LIBOR USD + 1.95%, 1.30% Floor)	3.82%		06/25/2034	598,318
14,302,148	Aegis Asset Backed Securities Trust, Series 2004-6-M2 (1 Month LIBOR USD + 1.00%, 1.00% Floor, 15.00% Cap)	2.87%		03/25/2035	13,393,883
53,012,034	Agate Bay Mortgage Trust, Series 2015-6-A3	3.50%	# ^	09/25/2045	52,389,752
78,209,758	Ajax Master Trust, Series 2016-1-PC	0.00%	# ^ ¥	01/01/2057	70,498,706
85,218,658	Ajax Master Trust, Series 2016-2-PC	0.00%	# ^ ¥	10/25/2056	68,296,465
99,296,345	Ajax Master Trust, Series 2017-1-PC	0.00%	# ^	06/25/2057	88,554,308
48,269,372	Ajax Mortgage Loan Trust, Series 2016-A-A	4.25%	^ §	08/25/2064	48,855,222
10,251,943	Ajax Mortgage Loan Trust, Series 2016-C-A	4.00%	^ §	10/25/2057	10,307,959
70,471,483	Ajax Mortgage Loan Trust, Series 2017-C-A	3.75%	^ §	07/25/2060	69,632,752
11,626,008	Alternative Loan Trust, Series 2007-15CB-A5	5.75%		07/25/2037	10,432,755
66,962,161	Alternative Loan Trust, Series 2005-55CB-1A1	5.50%		11/25/2035	65,517,298
17,222,076	Alternative Loan Trust, Series 2006-13T1-A1	6.00%		05/25/2036	13,905,246
12,807,117	Alternative Loan Trust, Series 2006-41CB-1A15 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	3.53%	I/F I/O	01/25/2037	1,679,463
12,807,117	Alternative Loan Trust, Series 2006-41CB-1A2 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	2.47%		01/25/2037	8,822,436
8,193,304	Alternative Loan Trust, Series 2007-15CB-A2	5.75%		07/25/2037	7,352,372
25,933,845	Alternative Loan Trust, Series 2007-5CB-1A31	5.50%		04/25/2037	21,658,827
8,662,350	Alternative Loan Trust, Series 2007-5CB-2A1	6.00%		04/25/2037	6,915,532
8,351,612	Alternative Loan Trust, Series 2007-6-A1	5.75%		04/25/2047	7,242,584
76,654,003	Alternative Loan Trust, Series 2007-HY4-4A1	3.49%	#	06/25/2047	71,310,468
106,950,733	Alternative Loan Trust, Series 2007-HY9-A2 (1 Month LIBOR USD + 0.27%, 0.27% Floor)	2.14%		08/25/2047	93,534,020
1,127,989	American Home Mortgage Investment Trust, Series 2005-1-7A2 (6 Month LIBOR USD + 2.00%, 2.00% Floor, 11.00% Cap)	4.17%		06/25/2045	1,137,845
7,328,897	American Home Mortgage Investment Trust, Series 2005-4-3A1 (1 Month LIBOR USD + 0.30%, 0.30% Floor, 11.00% Cap)	2.17%		11/25/2045	6,661,655
27,878,741	American Home Mortgage Investment Trust, Series 2005-4-5A (6 Month LIBOR USD + 1.75%, 1.75% Floor, 11.00% Cap)	3.96%		11/25/2045	22,026,589
2,271,087	American Home Mortgage Investment Trust, Series 2006-2-3A4	6.60%		06/25/2036	922,176
7,984,881	American Home Mortgage Investment Trust, Series 2007-A-13A1	6.60%	^	01/25/2037	3,822,589
6,862,903	Ameriquest Mortgage Securities, Inc., Series 2004-FR1-M1	4.54%	ß	05/25/2034	6,979,938
16,500,000	Ameriquest Mortgage Securities, Inc., Series 2004-R8-M2 (1 Month LIBOR USD + 1.02%, 0.68% Floor)	2.89%		09/25/2034	16,428,332
10,604,451	Amortizing Residential Collateral Trust, Series 2002-BC7-M1 (1 Month LIBOR USD + 1.20%, 0.80% Floor)	3.07%		10/25/2032	9,193,283
36,000,000	Angel Oak Mortgage Trust, Series 2018-1-A	3.26%	# ^	04/25/2048	36,000,000
143,341	Argent Securities, Inc., Series 2004-W6-M1 (1 Month LIBOR USD + 0.83%, 0.55% Floor)	2.70%		05/25/2034	143,317
2,699,629	Asset Backed Securities Corporation Home Equity Loan Trust, Series 2003-HE6-M1 (1 Month LIBOR USD + 0.98%, 0.65% Floor)	2.85%		11/25/2033	2,674,003
692,908	Asset Backed Securities Corporation Home Equity Loan Trust, Series 2004-HE3-M2 (1 Month LIBOR USD + 1.68%, 1.12% Floor)	3.55%		06/25/2034	676,947
34,576,440	Asset Backed Securities Corporation Home Equity Loan Trust, Series 2006-HE7-A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	2.01%		11/25/2036	31,329,242
14,661,376	Banc of America Alternative Loan Trust, Series 2005-10-2CB1	6.00%		11/25/2035	14,885,173
2,021,484	Banc of America Alternative Loan Trust, Series 2005-10-4A1	5.75%		11/25/2035	1,937,815
7,604,057	Banc of America Alternative Loan Trust, Series 2005-11-2CB1	6.00%		12/25/2035	7,616,344
2,781,470	Banc of America Alternative Loan Trust, Series 2005-5-2CB1	6.00%		06/25/2035	2,735,577
4,185,393	Banc of America Alternative Loan Trust, Series 2005-6-2CB2	6.00%		07/25/2035	4,185,747
2,623,657	Banc of America Alternative Loan Trust, Series 2005-6-4CB1	6.50%		07/25/2035	2,538,009
1,667,799	Banc of America Alternative Loan Trust, Series 2005-8-2CB1	6.00%		09/25/2035	1,676,094
7,991,942	Banc of America Alternative Loan Trust, Series 2006-1-3CB1	6.50%		02/25/2036	8,011,239
4,278,768	Banc of America Alternative Loan Trust, Series 2006-2-1CB1	6.00%		03/25/2036	4,231,571
5,262,605	Banc of America Alternative Loan Trust, Series 2006-2-3CB1	6.50%		03/25/2036	4,725,069
4,382,797	Banc of America Alternative Loan Trust, Series 2006-3-4CB1	6.50%		04/25/2036	4,060,322
1,302,877	Banc of America Alternative Loan Trust, Series 2006-5-CB14 (1 Month LIBOR USD + 1.10%, 6.00% Floor, 6.00% Cap)	6.00%		06/25/2046	1,209,492
2,885,216	Banc of America Alternative Loan Trust, Series 2006-6-CB3	6.00%		07/25/2046	2,604,287
12,856,723	Banc of America Alternative Loan Trust, Series 2006-7-A4	6.00%	ß	10/25/2036	7,882,978
4,062,273	Banc of America Alternative Loan Trust, Series 2006-8-1A1 (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	4.63%	I/F I/O	11/25/2036	546,557
1,447,770	Banc of America Alternative Loan Trust, Series 2006-8-1A2 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	2.32%		11/25/2036	1,213,120
6,858,149	Banc of America Alternative Loan Trust, Series 2006-9-1CB1	6.00%		01/25/2037	6,201,085
966,735	Banc of America Alternative Loan Trust, Series 2007-2-2A1	6.00%		06/25/2037	898,495
7,139,936	Banc of America Funding Corporation, Series 2006-2-3A1	6.00%		03/25/2036	7,192,234
232,785	Banc of America Funding Corporation, Series 2006-2-4A1 (-3 x 1 Month LIBOR USD + 22.80%)	17.19%	I/F	03/25/2036	297,403
894,277	Banc of America Funding Corporation, Series 2006-2-6A2	5.50%		03/25/2036	882,965
4,491,779	Banc of America Funding Corporation, Series 2006-3-1A1	6.00%		03/25/2036	4,330,041
712,376	Banc of America Funding Corporation, Series 2006-3-6A1	6.21%	#	03/25/2036	720,427
5,598,573	Banc of America Funding Corporation, Series 2006-6-1A7	6.25%		08/25/2036	5,437,749
1,688,248	Banc of America Funding Corporation, Series 2006-7-T2A5	6.04%	ß	10/25/2036	1,572,690
7,957,223	Banc of America Funding Corporation, Series 2006-7-T2A8	5.91%	ß	10/25/2036	7,405,250
1,668,595	Banc of America Funding Corporation, Series 2006-8T2-A8	6.10%	ß	10/25/2036	1,541,021
704,260	Banc of America Funding Corporation, Series 2006-B-7A1	3.78%	#	03/20/2036	663,638
9,884,087	Banc of America Funding Corporation, Series 2006-D-6A1	3.50%	#	05/20/2036	9,160,116
605,694	Banc of America Funding Corporation, Series 2006-G-2A1 (1 Month LIBOR USD + 0.22%, 0.22% Floor, 10.50% Cap)	2.04%		07/20/2036	607,742
352,319	Banc of America Funding Corporation, Series 2006-H-3A1	3.52%	#	09/20/2046	327,714
1,129,619	Banc of America Funding Corporation, Series 2007-1-TA10	5.84%	ß	01/25/2037	1,049,067
1,623,125	Banc of America Funding Corporation, Series 2007-3-TA1B	5.83%	#	04/25/2037	1,518,142
2,539,611	Banc of America Funding Corporation, Series 2007-5-1A1	5.50%		07/25/2037	2,249,059
2,731,765	Banc of America Funding Corporation, Series 2009-R14A-3A (-2 x 1 Month LIBOR USD + 16.57%, 5.50% Floor, 16.57% Cap)	12.47%	^ I/F	06/26/2035	2,981,599
4,278,623	Banc of America Funding Corporation, Series 2009-R15A-4A2	5.75%	# ^	12/26/2036	4,286,802
1,564,599	Banc of America Funding Corporation, Series 2010-R1-3A (-2 x 1 Month LIBOR USD + 14.28%, 6.00% Floor, 14.28% Cap)	11.77%	^ I/F	07/26/2036	1,679,975
567,784	Banc of America Mortgage Securities, Inc., Series 2004-K-4A1	3.39%	#	12/25/2034	571,334
3,367,202	Banc of America Mortgage Securities, Inc., Series 2006-1-A9	6.00%		05/25/2036	3,118,274
386,718	Banc of America Mortgage Securities, Inc., Series 2007-1-2A5	5.75%		01/25/2037	362,345
19,760,966	BankUnited Trust, Series 2005-1-2A1	3.63%	#	09/25/2045	18,324,260
9,226,242	Bayview Opportunity Master Fund Trust, Series 2017-RN2-A1	3.47%	# ^	04/28/2032	9,236,131
89,000,000	Bayview Opportunity Master Fund Trust, Series 2018-RN2-A1	3.60%	^ §	02/25/2033	89,074,920
65,000,000	Bayview Opportunity Master Fund Trust, Series 2018-RN4-A1	3.62%	^ §	03/28/2033	65,000,000
45,961,080	Bayview Opportunity Master Fund Trust, Series 2018-SBR1-A1	3.72%	^ §	02/28/2033	46,000,331
3,327,708	BCAP LLC Trust, Series 2007-AA2-2A7	6.00%		04/25/2037	2,871,608
3,602,692	BCAP LLC Trust, Series 2007-AA2-2A8	5.75%		04/25/2037	3,061,297
11,387,095	BCAP LLC Trust, Series 2008-RR3-A1B	6.66%	# ^	10/25/2036	7,266,365
3,663,532	BCAP LLC Trust, Series 2009-RR13-18A2	5.75%	# ^	07/26/2037	3,251,578
9,143,223	BCAP LLC Trust, Series 2009-RR1-3A3	6.00%	# ^ Þ	08/26/2037	9,343,775
5,159,257	BCAP LLC Trust, Series 2009-RR4-4A2	5.75%	# ^	02/26/2036	3,895,335
3,674,601	BCAP LLC Trust, Series 2010-RR10-5A1	7.00%	# ^	04/27/2037	3,935,663
4,255,873	BCAP LLC Trust, Series 2010-RR12-3A15	6.00%	# ^	08/26/2037	4,319,863
1,139,342	BCAP LLC Trust, Series 2010-RR5-2A3	6.10%	# ^	04/26/2037	1,150,900
6,202,985	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12-13A1	3.97%	#	02/25/2036	6,072,967
6,672,597	Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-4-4A1	3.66%	#	10/25/2046	6,241,513
8,549,342	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-1-2A1	3.84%	#	02/25/2047	8,139,450
3,822,989	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-1-3A1	3.66%	#	02/25/2047	3,375,337
2,912,770	Bear Stearns Alt-A Trust, Series 2004-11-2A3	3.63%	#	11/25/2034	2,903,145
10,497,623	Bear Stearns Alt-A Trust, Series 2006-1-11A1 (1 Month LIBOR USD + 0.48%, 0.24% Floor, 11.50% Cap)	2.35%		02/25/2036	10,044,550
24,859,070	Bear Stearns Alt-A Trust, Series 2006-3-21A1	3.42%	#	05/25/2036	20,379,958
10,087,528	Bear Stearns Alt-A Trust, Series 2006-5-1A1 (1 Month LIBOR USD + 0.34%, 0.17% Floor, 11.50% Cap)	2.21%		08/25/2036	9,862,616
12,030,445	Bear Stearns Alt-A Trust, Series 2006-6-2A1	3.47%	#	11/25/2036	10,986,893
6,702,245	Bear Stearns Alt-A Trust, Series 2006-8-2A1	3.43%	#	08/25/2046	6,324,620
38,386,280	Bear Stearns Alt-A Trust, Series 2007-2-2A1 (12 Month LIBOR USD + 1.88%, 1.88% Floor, 11.15% Cap)	3.66%		12/25/2046	38,799,677
6,730,646	Bear Stearns Asset Backed Securities Trust, Series 2004-AC4-A2	6.00%		08/25/2034	6,901,363
18,945,366	Bear Stearns Asset Backed Securities Trust, Series 2005-AC2-1A	5.75%		04/25/2035	18,751,174
5,198,433	Bear Stearns Asset Backed Securities Trust, Series 2005-AC2-2A1	5.75%		04/25/2035	5,299,026
67,246,192	Bear Stearns Asset Backed Securities Trust, Series 2005-AC6-22A	5.52%	#	09/25/2035	64,905,984
10,474,173	Bear Stearns Asset Backed Securities Trust, Series 2005-AC7-A4	6.00%		10/25/2035	10,177,400
13,301,635	Bear Stearns Asset Backed Securities Trust, Series 2006-AC1-1A1	6.25%		02/25/2036	10,590,006
7,328,724	Bear Stearns Asset Backed Securities Trust, Series 2006-AC5-A1	6.25%	ß	12/25/2036	7,361,812
19,605,685	Bear Stearns Asset Backed Securities Trust, Series 2007-HE2-2A3 (1 Month LIBOR USD + 0.16%, 0.16% Floor)	2.03%		02/25/2037	19,340,114
22,141,091	Bear Stearns Asset Backed Securities Trust, Series 2007-HE6-2A (1 Month LIBOR USD + 1.05%, 1.05% Floor)	2.92%		08/25/2037	20,439,332
1,807,044	Bear Stearns Asset Backed Securities Trust, Series 2007-SD1-1A2A	6.00%		10/25/2036	1,461,310
1,431,832	Bear Stearns Asset Backed Securities Trust, Series 2007-SD1-1A3A	6.50%		10/25/2036	1,126,842
3,181,498	Bear Stearns Asset Backed Securities Trust, Series 2007-SD1-23A1	3.78%	#	10/25/2036	3,026,711
18,792,987	Bear Stearns Mortgage Funding Trust, Series 2006-AR3-2A1 (1 Month LIBOR USD + 0.20%, 0.20% Floor, 10.50% Cap)	2.07%		11/25/2036	18,846,739
17,548,990	Bear Stearns Mortgage Funding Trust, Series 2007-AR3-22A1 (1 Month LIBOR USD + 0.16%, 0.16% Floor, 10.50% Cap)	2.03%		04/25/2037	18,960,242
31,231,043	BNC Mortgage Loan Trust, Series 2006-2-A4 (1 Month LIBOR USD + 0.16%, 0.16% Floor)	2.03%		11/25/2036	30,106,426
18,500,000	BNC Mortgage Loan Trust, Series 2007-1-A4 (1 Month LIBOR USD + 0.16%, 0.16% Floor)	2.03%		03/25/2037	17,889,816
7,044,056	CAM Mortgage Trust, Series 2016-2-A1	3.25%	^ §	06/15/2057	7,114,489
30,594,417	Carrington Mortgage Loan Trust, Series 2007-RFC1-A3 (1 Month LIBOR USD + 0.14%, 0.14% Floor, 14.50% Cap)	2.01%		12/25/2036	27,453,628
2,750,000	Centex Home Equity, Series 2004-A-AF5	5.43%		01/25/2034	2,812,460
1,364,874	Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-4-2M1 (1 Month LIBOR USD + 0.90%, 0.60% Floor)	2.77%		03/25/2033	1,325,106
7,781,760	Chase Mortgage Finance Trust, Series 2005-A1-2A4	3.48%	#	12/25/2035	7,721,915
12,482,415	Chase Mortgage Finance Trust, Series 2006-S2-1A9	6.25%		10/25/2036	10,493,625
7,548,570	Chase Mortgage Finance Trust, Series 2006-S3-1A2	6.00%		11/25/2036	6,254,162
19,735,204	Chase Mortgage Finance Trust, Series 2006-S4-A8	6.00%		12/25/2036	16,665,008
7,178,359	Chase Mortgage Finance Trust, Series 2007-A2-6A4	3.56%	#	07/25/2037	6,965,469
3,687,977	Chase Mortgage Finance Trust, Series 2007-S3-1A5	6.00%		05/25/2037	2,952,372
1,888,666	Chase Mortgage Finance Trust, Series 2007-S3-2A1	5.50%		05/25/2037	1,529,615
3,739,431	Chase Mortgage Finance Trust, Series 2007-S5-1A18	6.00%		07/25/2037	3,366,961
5,962,324	ChaseFlex Trust, Series 2005-1-3A1	6.00%		02/25/2035	6,036,259
1,146,622	ChaseFlex Trust, Series 2006-1-A5	6.16%	#	06/25/2036	1,158,825
5,372,645	ChaseFlex Trust, Series 2006-2-A2B (1 Month LIBOR USD + 0.20%, 0.20% Floor, 11.50% Cap)	2.07%		09/25/2036	4,881,470
4,670,443	ChaseFlex Trust, Series 2007-1-1A1	6.50%		02/25/2037	3,603,385
11,445,299	ChaseFlex Trust, Series 2007-M1-2F4	4.37%	ß	08/25/2037	11,030,694
11,904,129	ChaseFlex Trust, Series 2007-M1-2F5	4.37%	ß	08/25/2037	11,472,093
27,431,724	CHL Mortgage Pass-Through Trust, Series 2005-17-2A1	5.50%		09/25/2035	24,656,912
58,751,533	CHL Mortgage Pass-Through Trust, Series 2007-21-1A1	6.25%		02/25/2038	49,913,423
18,498,998	CHL Mortgage Pass-Through Trust, Series 2007-HYB1-2A1	3.19%	#	03/25/2037	17,081,716
65,959,595	CIM Trust, Series 2016-1RR-B2	8.29%	# ^ Þ	07/26/2055	64,992,007
75,440,246	CIM Trust, Series 2016-2RR-B2	8.15%	# ^ Þ	02/25/2056	73,262,437
23,965,531	CIM Trust, Series 2016-3RR-B2 (1 Month LIBOR USD + 2.50%)	4.16%	^	02/25/2056	24,780,999
73,074,681	CIM Trust, Series 2016-3RR-B2	8.33%	# ^ Þ	02/27/2056	70,549,922
50,188,672	CIM Trust, Series 2017-3RR-B2	12.40%	# ^ Þ	01/29/2057	54,511,196
199,571,252	CIM Trust, Series 2017-6-A1	3.02%	# ^	06/25/2057	196,576,346
170,549,654	CIM Trust, Series 2017-8-A1	3.00%	# ^	12/25/2065	170,383,316
6,954,554	Citicorp Mortgage Securities, Inc., Series 2005-1-1A4	5.50%		02/25/2035	7,096,168
1,574,683	Citicorp Mortgage Securities, Inc., Series 2006-7-1A1	6.00%		12/25/2036	1,421,476
6,594,000	Citicorp Residential Mortgage Securities, Inc., Series 2006-2-A5	5.52%	ß	09/25/2036	6,849,860
21,740,689	Citicorp Residential Mortgage Securities, Inc., Series 2007-1-A4	5.48%	ß	03/25/2037	22,564,539
13,549,592	Citigroup Mortgage Loan Trust, Series 2006-AR3-1A1A	3.50%	#	06/25/2036	13,547,333
2,425,807	Citigroup Mortgage Loan Trust, Inc., Series 2005-5-2A2	5.75%		08/25/2035	1,984,980
1,230,928	Citigroup Mortgage Loan Trust, Inc., Series 2005-9-21A1	5.50%		11/25/2035	1,180,437
3,522,871	Citigroup Mortgage Loan Trust, Inc., Series 2006-4-2A1A	6.00%		12/25/2035	3,534,951
43,753,652	Citigroup Mortgage Loan Trust, Inc., Series 2006-AMC1-A1 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	2.02%	^	09/25/2036	42,293,702
3,798,875	Citigroup Mortgage Loan Trust, Inc., Series 2006-FX1-A6	5.85%	ß	10/25/2036	3,069,939
2,087,488	Citigroup Mortgage Loan Trust, Inc., Series 2006-WF1-A2D	4.98%	ß	03/25/2036	1,526,630
12,849,590	Citigroup Mortgage Loan Trust, Inc., Series 2006-WF2-A2D	6.16%	ß	05/25/2036	7,770,617
7,580,000	Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH3-M1 (1 Month LIBOR USD + 0.29%, 0.29% Floor)	2.16%		10/25/2036	7,564,263
5,331,657	Citigroup Mortgage Loan Trust, Inc., Series 2007-10-1A1A	5.53%	#	04/25/2037	5,363,766
865,568	Citigroup Mortgage Loan Trust, Inc., Series 2007-12-2A1	6.50%	^	10/25/2036	703,998
259,103	Citigroup Mortgage Loan Trust, Inc., Series 2007-2-2A	6.00%		11/25/2036	265,104
26,256,716	Citigroup Mortgage Loan Trust, Inc., Series 2007-9-1A1	5.75%	^	04/25/2047	22,162,969
1,374,927	Citigroup Mortgage Loan Trust, Inc., Series 2007-9-2A2	6.50%	# ^	05/25/2037	1,339,854
89,141,521	Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC2-A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	2.01%	^	01/25/2037	80,042,801
4,179,247	Citigroup Mortgage Loan Trust, Inc., Series 2007-AR5-1A3A	4.10%	#	04/25/2037	3,970,129
5,338,200	Citigroup Mortgage Loan Trust, Inc., Series 2007-OPX1-A3A	5.97%	ß	01/25/2037	3,796,356
11,767,313	Citigroup Mortgage Loan Trust, Inc., Series 2007-OPX1-A5A	5.76%	ß	01/25/2037	8,370,439
5,150,934	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH3-A2 (1 Month LIBOR USD + 0.16%, 0.16% Floor)	2.03%		06/25/2037	5,161,198
12,334,972	Citigroup Mortgage Loan Trust, Inc., Series 2008-AR4-1A1B	3.76%	# ^	11/25/2038	12,416,024
8,198,593	Citigroup Mortgage Loan Trust, Inc., Series 2010-7-9A4	6.00%	# ^	10/25/2037	7,639,241
121,589,163	Citigroup Mortgage Loan Trust, Inc., Series 2010-8-5A4	6.00%	# ^	11/25/2036	121,315,672
98,589,822	Citigroup Mortgage Loan Trust, Inc., Series 2010-8-6A4	6.00%	# ^	12/25/2036	97,716,632
70,713,295	Citigroup Mortgage Loan Trust, Inc., Series 2010-8-7A4	6.00%	# ^	06/25/2037	71,235,866
30,492,316	Citigroup Mortgage Loan Trust, Inc., Series 2014-J2-A1	3.50%	# ^	11/25/2044	30,344,611
4,515,451	CitiMortgage Alternative Loan Trust, Series 2006-A2-A2	6.00%		05/25/2036	4,322,265
4,485,383	CitiMortgage Alternative Loan Trust, Series 2006-A3-1A13	6.00%		07/25/2036	4,353,074
3,149,681	CitiMortgage Alternative Loan Trust, Series 2006-A4-1A8	6.00%		09/25/2036	3,051,068
1,010,940	CitiMortgage Alternative Loan Trust, Series 2006-A5-2A1	5.50%		10/25/2021	1,040,438
3,256,197	CitiMortgage Alternative Loan Trust, Series 2006-A5-3A3	6.00%		10/25/2036	3,061,989
5,248,078	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A5	6.00%		01/25/2037	4,940,774
2,558,785	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A7	6.00%		01/25/2037	2,408,954
6,546,981	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A9 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	3.53%	I/F I/O	01/25/2037	641,735
5,454,046	CitiMortgage Alternative Loan Trust, Series 2007-A3-1A1	6.00%	±	03/25/2037	5,214,291
12,551,507	CitiMortgage Alternative Loan Trust, Series 2007-A3-1A3 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	3.53%	I/F I/O	03/25/2037	1,215,886
4,918,666	CitiMortgage Alternative Loan Trust, Series 2007-A3-1A4	5.75%		03/25/2037	4,657,613
9,107,097	CitiMortgage Alternative Loan Trust, Series 2007-A4-1A3 (1 Month LIBOR USD + 0.33%, 0.33% Floor, 7.00% Cap)	2.20%		04/25/2037	7,426,400
9,107,097	CitiMortgage Alternative Loan Trust, Series 2007-A4-1A4 (-1 x 1 Month LIBOR USD + 6.67%, 6.67% Cap)	4.80%	I/F I/O	04/25/2037	1,334,655
1,317,014	CitiMortgage Alternative Loan Trust, Series 2007-A5-1A11	6.00%		05/25/2037	1,265,437
17,363,872	CitiMortgage Alternative Loan Trust, Series 2007-A5-1A8	6.00%		05/25/2037	16,683,859
578,643	CitiMortgage Alternative Loan Trust, Series 2007-A8-A1	6.00%		10/25/2037	547,787
2,297,015	COLT Funding LLC, Series 2015-1-A1F	4.00%	# ^	12/26/2045	2,307,221
53,138,096	Countrywide Alternative Loan Trust, Series 2004-36CB-1A1	6.00%		02/25/2035	50,847,509
6,490,714	Countrywide Alternative Loan Trust, Series 2005-13CB-A3	5.50%		05/25/2035	6,489,540
4,940,646	Countrywide Alternative Loan Trust, Series 2005-20CB-2A1 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 5.50% Cap)	2.37%		07/25/2035	3,911,954
10,087,152	Countrywide Alternative Loan Trust, Series 2005-20CB-2A2 (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	3.13%	I/F I/O	07/25/2035	924,910
514,877	Countrywide Alternative Loan Trust, Series 2005-20CB-4A1	5.25%		07/25/2020	510,443
3,596,341	Countrywide Alternative Loan Trust, Series 2005-26CB-A11 (-2 x 1 Month LIBOR USD + 13.05%, 13.05% Cap)	9.66%	I/F	07/25/2035	3,614,341
5,064,638	Countrywide Alternative Loan Trust, Series 2005-28CB-1A2 (1 Month LIBOR USD + 0.75%, 0.75% Floor, 5.50% Cap)	2.62%		08/25/2035	4,330,296
1,871,889	Countrywide Alternative Loan Trust, Series 2005-28CB-3A6	6.00%		08/25/2035	1,492,467
2,538,321	Countrywide Alternative Loan Trust, Series 2005-46CB-A20	5.50%		10/25/2035	2,457,900
8,424,818	Countrywide Alternative Loan Trust, Series 2005-48T1-A2	5.50%		11/25/2035	7,696,616
3,092,426	Countrywide Alternative Loan Trust, Series 2005-54CB-3A4	5.50%		11/25/2035	2,744,105
28,873,106	Countrywide Alternative Loan Trust, Series 2005-57CB-1A1	5.50%		12/25/2035	26,609,882
653,273	Countrywide Alternative Loan Trust, Series 2005-60T1-A7 (-7 x 1 Month LIBOR USD + 35.93%, 35.93% Cap)	22.21%	I/F	12/25/2035	865,019
960,419	Countrywide Alternative Loan Trust, Series 2005-64CB-1A14	5.50%		12/25/2035	958,882
13,939,275	Countrywide Alternative Loan Trust, Series 2005-64CB-1A4	5.50%		12/25/2035	13,916,974
2,259,654	Countrywide Alternative Loan Trust, Series 2005-73CB-1A5 (1 Month LIBOR USD + 0.80%, 0.80% Floor, 5.50% Cap)	2.67%		01/25/2036	1,975,491
5,684,823	Countrywide Alternative Loan Trust, Series 2005-73CB-1A6 (-1 x 1 Month LIBOR USD + 4.70%, 4.70% Cap)	2.83%	I/F I/O	01/25/2036	379,481
50,135,213	Countrywide Alternative Loan Trust, Series 2005-77T1-1A1	6.00%		02/25/2036	39,761,510
1,148,999	Countrywide Alternative Loan Trust, Series 2005-79CB-A5	5.50%		01/25/2036	1,004,430
35,585,871	Countrywide Alternative Loan Trust, Series 2005-85CB-1A1	6.00%		02/25/2036	28,533,560
2,957,867	Countrywide Alternative Loan Trust, Series 2005-85CB-2A6 (-4 x 1 Month LIBOR USD + 21.63%, 21.63% Cap)	14.77%	I/F	02/25/2036	3,443,762
1,731,554	Countrywide Alternative Loan Trust, Series 2005-86CB-A5	5.50%		02/25/2036	1,548,777
3,274,501	Countrywide Alternative Loan Trust, Series 2005-J10-1A11	5.50%		10/25/2035	3,001,545
745,200	Countrywide Alternative Loan Trust, Series 2005-J10-1A13 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 5.50% Cap)	2.57%		10/25/2035	606,305
349,084	Countrywide Alternative Loan Trust, Series 2005-J10-1A15	5.50%		10/25/2035	319,985
864,180	Countrywide Alternative Loan Trust, Series 2005-J11-1A3	5.50%		11/25/2035	755,259
1,186,494	Countrywide Alternative Loan Trust, Series 2005-J11-6A1	6.50%		09/25/2032	1,163,134
1,114,176	Countrywide Alternative Loan Trust, Series 2005-J13-2A5 (1 Month LIBOR USD + 0.48%, 0.48% Floor, 5.50% Cap)	2.35%		11/25/2035	901,744
2,228,351	Countrywide Alternative Loan Trust, Series 2005-J13-2A6 (-1 x 1 Month LIBOR USD + 5.02%, 5.02% Cap)	3.15%	I/F I/O	11/25/2035	187,241
3,891,000	Countrywide Alternative Loan Trust, Series 2005-J1-5A3	5.50%		02/25/2035	3,871,041
1,154,427	Countrywide Alternative Loan Trust, Series 2005-J1-7A1	5.50%		01/25/2020	1,156,290
1,053,725	Countrywide Alternative Loan Trust, Series 2005-J2-1A5 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 5.50% Cap)	2.37%		04/25/2035	940,559
3,242,231	Countrywide Alternative Loan Trust, Series 2005-J2-1A6 (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	3.13%	I/F I/O	04/25/2035	226,148
10,124,089	Countrywide Alternative Loan Trust, Series 2005-J3-2A8 (1 Month LIBOR USD + 0.30%, 0.30% Floor, 5.50% Cap)	2.17%		05/25/2035	9,360,378
10,124,089	Countrywide Alternative Loan Trust, Series 2005-J3-2A9 (-1 x 1 Month LIBOR USD + 5.20%, 5.20% Cap)	3.33%	I/F I/O	05/25/2035	775,256
4,285,987	Countrywide Alternative Loan Trust, Series 2006-12CB-A3 (1 Month LIBOR USD + 5.75%, 5.75% Floor)	5.75%		05/25/2036	3,512,228
44,591,114	Countrywide Alternative Loan Trust, Series 2006-15CB-A1	6.50%		06/25/2036	35,108,840
1,381,550	Countrywide Alternative Loan Trust, Series 2006-18CB-A12 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	2.47%		07/25/2036	984,458
1,381,550	Countrywide Alternative Loan Trust, Series 2006-18CB-A13 (-1 x 1 Month LIBOR USD + 5.50%, 5.50% Cap)	3.63%	I/F I/O	07/25/2036	188,829
6,897,751	Countrywide Alternative Loan Trust, Series 2006-19CB-A12 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.00% Cap)	2.27%		08/25/2036	5,095,116
9,353,765	Countrywide Alternative Loan Trust, Series 2006-19CB-A13 (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	3.73%	I/F I/O	08/25/2036	1,353,200
1,439,957	Countrywide Alternative Loan Trust, Series 2006-19CB-A15	6.00%		08/25/2036	1,283,919
2,349,335	Countrywide Alternative Loan Trust, Series 2006-24CB-A11	5.75%		06/25/2036	2,055,510
6,876,217	Countrywide Alternative Loan Trust, Series 2006-24CB-A14 (-1 x 1 Month LIBOR USD + 7.15%, 7.15% Cap)	5.28%	I/F I/O	06/25/2036	1,569,057
5,513,830	Countrywide Alternative Loan Trust, Series 2006-24CB-A22	6.00%		06/25/2036	4,910,160
5,917,996	Countrywide Alternative Loan Trust, Series 2006-24CB-A5 (1 Month LIBOR USD + 0.60%, 0.06% Floor, 6.00% Cap)	2.47%		06/25/2036	3,974,921
2,233,948	Countrywide Alternative Loan Trust, Series 2006-26CB-A17	6.25%		09/25/2036	1,852,688
2,867,463	Countrywide Alternative Loan Trust, Series 2006-26CB-A9	6.50%		09/25/2036	2,424,614
5,174,276	Countrywide Alternative Loan Trust, Series 2006-29T1-1A2	6.25%		10/25/2036	4,420,869
752,416	Countrywide Alternative Loan Trust, Series 2006-29T1-2A12 (-7 x 1 Month LIBOR USD + 46.15%, 46.15% Cap)	33.99%	I/F	10/25/2036	1,400,020
460,870	Countrywide Alternative Loan Trust, Series 2006-29T1-2A23 (-4 x 1 Month LIBOR USD + 33.37%, 33.37% Cap)	25.26%	I/F	10/25/2036	699,614
5,329,456	Countrywide Alternative Loan Trust, Series 2006-30T1-1A2	6.25%		11/25/2036	4,786,960
3,636,613	Countrywide Alternative Loan Trust, Series 2006-32CB-A1 (1 Month LIBOR USD + 0.67%, 0.67% Floor, 6.00% Cap)	2.54%		11/25/2036	2,624,600
6,065,871	Countrywide Alternative Loan Trust, Series 2006-32CB-A2 (-1 x 1 Month LIBOR USD + 5.33%, 5.33% Cap)	3.46%	I/F I/O	11/25/2036	912,514
6,322,118	Countrywide Alternative Loan Trust, Series 2006-36T2-2A1	6.25%		12/25/2036	4,621,440
1,856,871	Countrywide Alternative Loan Trust, Series 2006-39CB-1A10	6.00%		01/25/2037	1,823,263
16,917,000	Countrywide Alternative Loan Trust, Series 2006-39CB-2A2 (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	4.68%	I/F I/O	01/25/2037	3,795,069
5,761,037	Countrywide Alternative Loan Trust, Series 2006-39CB-2A4 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	2.32%		01/25/2037	1,374,083
2,726,941	Countrywide Alternative Loan Trust, Series 2006-40T1-1A11	6.00%		01/25/2037	2,517,127
4,641,158	Countrywide Alternative Loan Trust, Series 2006-40T1-1A4 (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	3.58%	I/F I/O	01/25/2037	548,007
5,236,633	Countrywide Alternative Loan Trust, Series 2006-41CB-1A10	6.00%		01/25/2037	4,509,109
5,514,287	Countrywide Alternative Loan Trust, Series 2006-41CB-1A9	6.00%		01/25/2037	4,748,190
4,655,687	Countrywide Alternative Loan Trust, Series 2006-45T1-1A4 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	2.47%		02/25/2037	2,012,473
4,655,687	Countrywide Alternative Loan Trust, Series 2006-45T1-1A5 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	3.53%	I/F I/O	02/25/2037	581,970
1,530,386	Countrywide Alternative Loan Trust, Series 2006-6CB-1A4	5.50%		05/25/2036	1,430,891
4,518,553	Countrywide Alternative Loan Trust, Series 2006-J1-1A10	5.50%		02/25/2036	4,157,198
9,167,971	Countrywide Alternative Loan Trust, Series 2006-J1-1A3	5.50%		02/25/2036	8,434,795
1,732,983	Countrywide Alternative Loan Trust, Series 2006-J4-2A2	6.00%		07/25/2036	1,516,064
1,047,246	Countrywide Alternative Loan Trust, Series 2007-11T1-A24 (-6 x 1 Month LIBOR USD + 39.90%, 39.90% Cap)	28.67%	I/F	05/25/2037	1,721,796
16,260,457	Countrywide Alternative Loan Trust, Series 2007-15CB-A1	6.00%		07/25/2037	15,254,110
11,552,105	Countrywide Alternative Loan Trust, Series 2007-16CB-2A1 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	2.32%		08/25/2037	6,440,018
3,345,201	Countrywide Alternative Loan Trust, Series 2007-16CB-2A2 (-8 x 1 Month LIBOR USD + 54.58%, 54.58% Cap)	38.99%	I/F	08/25/2037	6,363,933
6,200,416	Countrywide Alternative Loan Trust, Series 2007-16CB-4A7	6.00%		08/25/2037	6,090,490
9,551,689	Countrywide Alternative Loan Trust, Series 2007-17CB-1A10 (-5 x 1 Month LIBOR USD + 29.90%, 29.90% Cap)	21.29%	I/F	08/25/2037	14,119,608
1,493,616	Countrywide Alternative Loan Trust, Series 2007-18CB-2A25	6.00%		08/25/2037	1,370,241
988,903	Countrywide Alternative Loan Trust, Series 2007-19-1A10 (-6 x 1 Month LIBOR USD + 39.00%, 39.00% Cap)	27.77%	I/F	08/25/2037	1,758,861
14,534,760	Countrywide Alternative Loan Trust, Series 2007-19-1A4	6.00%		08/25/2037	11,943,873
35,456,022	Countrywide Alternative Loan Trust, Series 2007-19-2A1	6.50%		08/25/2037	26,918,003
4,760,364	Countrywide Alternative Loan Trust, Series 2007-21CB-2A2 (-4 x 1 Month LIBOR USD + 28.40%, 28.40% Cap)	20.91%	I/F	09/25/2037	6,224,956
23,793,133	Countrywide Alternative Loan Trust, Series 2007-22-2A16	6.50%		09/25/2037	17,149,683
12,156,809	Countrywide Alternative Loan Trust, Series 2007-23CB-A3 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap)	2.37%		09/25/2037	8,101,824
17,253,032	Countrywide Alternative Loan Trust, Series 2007-23CB-A4 (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	4.63%	I/F I/O	09/25/2037	3,338,777
16,261,694	Countrywide Alternative Loan Trust, Series 2007-4CB-2A1	7.00%		03/25/2037	4,981,198
6,511,167	Countrywide Alternative Loan Trust, Series 2007-5CB-1A18 (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	3.78%	I/F I/O	04/25/2037	892,197
6,511,167	Countrywide Alternative Loan Trust, Series 2007-5CB-1A23 (1 Month LIBOR USD + 0.55%, 0.55% Floor, 6.00% Cap)	2.42%		04/25/2037	4,472,232
5,511,524	Countrywide Alternative Loan Trust, Series 2007-6-A4	5.75%		04/25/2047	4,779,637
440,317	Countrywide Alternative Loan Trust, Series 2007-8CB-A12 (-6 x 1 Month LIBOR USD + 40.20%, 40.20% Cap)	28.97%	I/F	05/25/2037	794,244
470,032	Countrywide Alternative Loan Trust, Series 2007-8CB-A8 (-6 x 1 Month LIBOR USD + 40.08%, 40.08% Cap)	28.85%	I/F	05/25/2037	844,761
715,715	Countrywide Alternative Loan Trust, Series 2007-9T1-1A4 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.00% Cap)	2.37%		05/25/2037	373,321
715,715	Countrywide Alternative Loan Trust, Series 2007-9T1-1A5 (-1 x 1 Month LIBOR USD + 5.50%, 5.50% Cap)	3.63%	I/F I/O	05/25/2037	112,786
19,604,403	Countrywide Alternative Loan Trust, Series 2007-9T1-1A6	6.00%		05/25/2037	14,761,888
2,027,544	Countrywide Alternative Loan Trust, Series 2007-9T1-2A1	6.00%		05/25/2037	1,501,506
244,251	Countrywide Alternative Loan Trust, Series 2007-9T1-3A1	5.50%		05/25/2022	185,393
52,330,825	Countrywide Alternative Loan Trust, Series 2007-HY2-1A	3.47%	#	03/25/2047	48,519,948
2,732,870	Countrywide Alternative Loan Trust, Series 2007-HY5R-2A1B	3.28%	#	03/25/2047	2,754,155
39,965,831	Countrywide Asset Backed Certificates, Series 2006-25-1A (1 Month LIBOR USD + 0.14%, 0.14% Floor)	2.01%		06/25/2047	37,692,099
3,639,372	Countrywide Asset-Backed Certificates, Series 2003-BC6-M1 (1 Month LIBOR USD + 0.83%, 0.55% Floor)	2.70%		11/25/2033	3,537,543
776,583	Countrywide Asset-Backed Certificates, Series 2005-13-AF3	4.66%	#	04/25/2036	712,039
20,839,545	Countrywide Asset-Backed Certificates, Series 2005-4-AF5B	4.57%		10/25/2035	21,302,921
2,225,601	Countrywide Home Loans, Series 2003-60-4A1	3.66%	#	02/25/2034	2,265,743
2,755,013	Countrywide Home Loans, Series 2004-R2-1AF1 (1 Month LIBOR USD + 0.42%, 0.42% Floor, 9.50% Cap)	2.29%	^	11/25/2034	2,493,109
2,680,621	Countrywide Home Loans, Series 2004-R2-1AS	4.53%	# ^ I/O	11/25/2034	227,575
5,718,600	Countrywide Home Loans, Series 2005-20-A5	5.50%		10/25/2035	5,542,228
4,154,910	Countrywide Home Loans, Series 2005-20-A8	5.25%		10/25/2035	4,079,152
13,338,484	Countrywide Home Loans, Series 2005-23-A1	5.50%		11/25/2035	11,870,235
3,492,488	Countrywide Home Loans, Series 2005-24-A8	5.50%		11/25/2035	3,117,751
980,595	Countrywide Home Loans, Series 2005-27-2A1	5.50%		12/25/2035	845,261
1,774,969	Countrywide Home Loans, Series 2005-28-A7	5.25%		01/25/2019	1,569,180
21,368,918	Countrywide Home Loans, Series 2005-HYB1-4A1	3.46%	#	03/25/2035	20,699,684
2,866,835	Countrywide Home Loans, Series 2005-HYB8-1A1	3.51%	#	12/20/2035	2,528,283
3,830,908	Countrywide Home Loans, Series 2005-J3-2A4	4.50%		09/25/2035	3,706,088
2,453,149	Countrywide Home Loans, Series 2005-J4-A5	5.50%		11/25/2035	2,410,422
845,576	Countrywide Home Loans, Series 2005-R1-1AF1 (1 Month LIBOR USD + 0.36%, 0.36% Floor, 9.50% Cap)	2.23%	^	03/25/2035	792,477
829,228	Countrywide Home Loans, Series 2005-R1-1AS	4.59%	# ^ I/O	03/25/2035	65,275
6,751,706	Countrywide Home Loans, Series 2006-16-2A1	6.50%		11/25/2036	5,598,020
6,774,668	Countrywide Home Loans, Series 2006-1-A2	6.00%		03/25/2036	5,893,835
2,702,247	Countrywide Home Loans, Series 2006-20-1A21	6.00%		02/25/2037	2,337,552
1,643,698	Countrywide Home Loans, Series 2006-J3-A4	5.50%		05/25/2036	1,662,310
7,204,837	Countrywide Home Loans, Series 2007-10-A7	6.00%		07/25/2037	6,124,059
23,469,776	Countrywide Home Loans, Series 2007-11-A1	6.00%		08/25/2037	19,888,131
14,176,073	Countrywide Home Loans, Series 2007-12-A9	5.75%		08/25/2037	13,010,221
6,245,976	Countrywide Home Loans, Series 2007-13-A1	6.00%		08/25/2037	5,549,442
7,315,988	Countrywide Home Loans, Series 2007-13-A10	6.00%		08/25/2037	6,500,129
7,292,205	Countrywide Home Loans, Series 2007-15-1A1	6.25%		09/25/2037	6,785,697
804,122	Countrywide Home Loans, Series 2007-15-1A16	6.25%		09/25/2037	748,269
3,583,272	Countrywide Home Loans, Series 2007-15-1A29	6.25%		09/25/2037	3,328,662
7,830,406	Countrywide Home Loans, Series 2007-17-1A2	6.00%		10/25/2037	7,488,024
1,029,408	Countrywide Home Loans, Series 2007-18-1A1	6.00%		11/25/2037	903,419
7,585,487	Countrywide Home Loans, Series 2007-3-A1	6.00%		04/25/2037	6,465,049
2,921,439	Countrywide Home Loans, Series 2007-3-A12	6.00%		04/25/2037	2,489,919
5,789,715	Countrywide Home Loans, Series 2007-4-1A39	6.00%		05/25/2037	4,753,717
2,765,909	Countrywide Home Loans, Series 2007-5-A2	5.75%		05/25/2037	2,501,182
9,060,933	Countrywide Home Loans, Series 2007-7-A1	6.00%		06/25/2037	8,122,384
2,716,158	Countrywide Home Loans, Series 2007-7-A2	5.75%		06/25/2037	2,405,211
8,180,373	Countrywide Home Loans, Series 2007-8-1A4	6.00%		01/25/2038	6,844,905
4,293,030	Countrywide Home Loans, Series 2007-8-1A5	5.44%		01/25/2038	3,450,655
9,967,512	Countrywide Home Loans, Series 2007-8-1A9 (1 Month LIBOR USD + 6.00%, 4.00% Floor, 6.00% Cap)	6.00%		01/25/2038	8,340,288
1,700,443	Countrywide Home Loans, Series 2007-9-A11	5.75%		07/25/2037	1,566,487
10,872,174	Countrywide Home Loans, Series 2007-HY1-1A1	3.70%	#	04/25/2037	10,722,160
25,417,824	Countrywide Home Loans, Series 2007-J1-2A1	6.00%		02/25/2037	19,806,186
674,367	Countrywide Home Loans, Series 2007-J3-A1 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.00% Cap)	2.37%		07/25/2037	425,444
3,371,834	Countrywide Home Loans, Series 2007-J3-A2 (-1 x 1 Month LIBOR USD + 5.50%, 5.50% Cap)	3.63%	I/F I/O	07/25/2037	359,637
4,917,282	Credit Suisse First Boston Mortgage Backed Trust, Series 2006-3-A4B	6.11%	ß	11/25/2036	1,852,337
3,130,734	Credit Suisse First Boston Mortgage Backed Trust, Series 2006-4-A6A	5.68%	ß	12/25/2036	1,464,680
10,831,655	Credit Suisse First Boston Mortgage Backed Trust, Series 2007-1-1A1A	5.90%	#	05/25/2037	5,263,134
87,432	Credit Suisse First Boston Mortgage Securities Corporation, Series 2004-AR8-2A1	3.52%	#	09/25/2034	87,724
3,982,187	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-10-5A4	5.50%		11/25/2035	3,906,469
838,298	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-10-5A5	5.50%		11/25/2035	822,359
12,915,390	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-12-5A1	5.25%		01/25/2036	12,496,752
10,310,384	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-12-7A1	7.00%		01/25/2036	4,052,173
5,769,390	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-8-3A10	5.50%		09/25/2035	5,795,769
4,968,781	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-8-7A1	7.00%		09/25/2035	4,172,819
2,248,640	Credit Suisse Mortgage Capital Certificates, Series 2005-1R-2A5	5.75%	^	12/26/2035	2,055,314
18,086,865	Credit Suisse Mortgage Capital Certificates, Series 2006-1-2A1	6.00%		02/25/2036	13,718,324
2,930,785	Credit Suisse Mortgage Capital Certificates, Series 2006-2-3A1	6.50%		03/25/2036	1,800,911
3,314,188	Credit Suisse Mortgage Capital Certificates, Series 2006-2-5A1 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 6.00% Cap)	2.57%		03/25/2036	1,892,494
18,524,786	Credit Suisse Mortgage Capital Certificates, Series 2006-2-5A2 (-1 x 1 Month LIBOR USD + 5.30%, 5.30% Cap)	3.43%	I/F I/O	03/25/2036	2,778,948
3,858,687	Credit Suisse Mortgage Capital Certificates, Series 2006-2-5A3	6.25%		03/25/2036	2,943,130
10,443,150	Credit Suisse Mortgage Capital Certificates, Series 2006-2-5A4	6.00%		03/25/2036	7,828,872
3,973,458	Credit Suisse Mortgage Capital Certificates, Series 2006-3-4A3	5.50%		04/25/2036	3,717,284
2,402,057	Credit Suisse Mortgage Capital Certificates, Series 2006-3-4A4	5.50%		04/25/2036	2,251,552
4,038,666	Credit Suisse Mortgage Capital Certificates, Series 2006-4-1A8 (1 Month LIBOR USD + 1.00%, 6.00% Floor, 6.00% Cap)	6.00%		05/25/2036	3,569,721
20,895,187	Credit Suisse Mortgage Capital Certificates, Series 2006-4-4A1	7.00%		05/25/2036	9,588,408
11,475,108	Credit Suisse Mortgage Capital Certificates, Series 2006-6-1A4	6.00%		07/25/2036	9,688,912
10,695,053	Credit Suisse Mortgage Capital Certificates, Series 2006-6-3A1	7.00%		07/25/2036	3,121,887
225,197	Credit Suisse Mortgage Capital Certificates, Series 2006-7-3A11	6.00%		08/25/2036	185,295
3,758,460	Credit Suisse Mortgage Capital Certificates, Series 2006-7-7A5	6.00%		08/25/2036	3,715,924
7,458,123	Credit Suisse Mortgage Capital Certificates, Series 2006-9-2A1	5.50%		11/25/2036	7,089,230
24,965,005	Credit Suisse Mortgage Capital Certificates, Series 2006-9-3A1	6.00%		11/25/2036	23,236,543
6,744,540	Credit Suisse Mortgage Capital Certificates, Series 2006-9-4A1	6.00%		11/25/2036	5,278,727
5,329,720	Credit Suisse Mortgage Capital Certificates, Series 2006-9-6A14	6.00%		11/25/2036	5,077,758
865,983	Credit Suisse Mortgage Capital Certificates, Series 2006-9-6A15 (-6 x 1 Month LIBOR USD + 39.90%)	30.18%	I/F	11/25/2036	1,459,828
11,220,503	Credit Suisse Mortgage Capital Certificates, Series 2007-1-1A4	6.13%	#	02/25/2037	5,273,374
5,664,900	Credit Suisse Mortgage Capital Certificates, Series 2007-1-5A14	6.00%		02/25/2037	5,158,837
8,547,951	Credit Suisse Mortgage Capital Certificates, Series 2007-3-2A10	6.00%		04/25/2037	6,506,465
6,158,924	Credit Suisse Mortgage Capital Certificates, Series 2007-5-2A5	5.00%		08/25/2037	5,068,431
49,411,004	Credit Suisse Mortgage Capital Certificates, Series 2007-5-3A19	6.00%		08/25/2037	40,069,300
22,268,790	Credit Suisse Mortgage Capital Certificates, Series 2007-5-3A9	6.00%		08/25/2037	17,162,136
9,415,332	Credit Suisse Mortgage Capital Certificates, Series 2008-2R-1A1	6.00%	^	07/25/2037	8,820,537
2,357,165	Credit Suisse Mortgage Capital Certificates, Series 2009-1R-4A2	3.60%	# ^	07/20/2035	2,265,644
4,576,513	Credit Suisse Mortgage Capital Certificates, Series 2010-13R-1A2	5.50%	# ^	12/26/2035	4,433,947
91,579,924	Credit Suisse Mortgage Capital Certificates, Series 2010-17R-6A1	3.11%	# ^	06/26/2037	90,955,450
14,877,523	Credit Suisse Mortgage Capital Certificates, Series 2010-2R-4A17	6.00%	# ^	03/26/2037	14,626,403
15,537,837	Credit Suisse Mortgage Capital Certificates, Series 2010-4R-8A17	6.00%	# ^	06/26/2037	15,556,687
12,578,246	Credit Suisse Mortgage Capital Certificates, Series 2010-7R-4A17	6.00%	# ^	04/26/2037	12,500,453
19,598,134	Credit Suisse Mortgage Capital Certificates, Series 2010-9R-2A5	4.00%	^	02/27/2038	19,655,390
14,191,857	Credit Suisse Mortgage Capital Certificates, Series 2012-10R-4A2	3.43%	# ^	08/26/2046	13,112,243
48,774,391	Credit Suisse Mortgage Capital Certificates, Series 2013-6-1A1	2.50%	# ^	07/25/2028	47,765,093
46,038,702	Credit Suisse Mortgage Capital Certificates, Series 2013-9R-A1	3.00%	# ^	05/27/2043	42,293,118
22,098,179	Credit Suisse Mortgage Capital Certificates, Series 2013-IVR4-A2	3.00%	# ^	07/25/2043	21,546,750
5,416,769	Credit Suisse Mortgage Capital Certificates, Series 2014-WIN1-2A4	3.00%	# ^	09/25/2044	5,271,648
80,098,820	Credit Suisse Mortgage Capital Certificates, Series 2015-1-A1	2.50%	# ^	01/25/2045	76,793,230
83,784,897	Credit Suisse Mortgage Capital Certificates, Series 2015-RPL2-A1A	3.75%	^ §	11/25/2057	84,044,714
65,008,634	Credit Suisse Mortgage Trust, Series 2017-1A-A	4.50%	^	03/25/2021	65,307,277
57,086,919	Credit Suisse Mortgage Trust, Series 2017-6R1-A1 (1 Month LIBOR USD + 2.55%)	3.21%	^	03/06/2047	57,716,034
70,328,650	Credit Suisse Mortgage Trust, Series 2018-RPL2-A1	4.03%	^ §	08/25/2062	70,856,115
91,406	Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB6-A4	3.71%		06/25/2035	91,349
13,755,271	Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB4-AV3 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	2.02%		05/25/2036	11,326,838
9,750,000	Credit-Based Asset Servicing and Securitization LLC, Series 2007-MX1-A3	5.83%	^ ß	12/25/2036	9,938,099
12,048,245	CSMC Trust, Series 2006-4-6A1	6.00%		05/25/2036	9,320,888
7,876,646	CSMC Trust, Series 2007-1-3A1	6.00%		02/25/2022	4,508,480
86,444	CSMC Trust, Series 2007-2-2A1	5.00%		03/25/2037	85,895
12,293,312	CSMC Trust, Series 2009-12R-5A1	6.00%	^	06/27/2036	12,041,138
31,470,111	CSMC Trust, Series 2010-4R-3A17	6.00%	# ^	06/26/2037	32,380,532
929,110	CSMC Trust, Series 2010-9R-70A3	3.75%	^	12/27/2036	931,594
1,904,000	CSMC Trust, Series 2010-9R-70A4	3.75%	^	12/27/2036	1,905,064
6,047,000	CSMC Trust, Series 2010-9R-70A5	4.00%	^	12/27/2036	5,961,111
31,238,264	CSMC Trust, Series 2013-IVR4-A11	3.48%	# ^	07/27/2043	31,204,089
133,948,380	CSMC Trust, Series 2015-PR2-A1	4.25%	^ §	07/26/2055	132,227,853
23,132,268	CSMC Trust, Series 2015-RPL3-A1	3.75%	^ §	12/25/2056	23,182,669
29,320,132	CSMC Trust, Series 2016-PR1-A1	5.50%	^ §	07/25/2056	28,839,742
63,404,023	CSMC Trust, Series 2017-12R-A1 (1 Month LIBOR USD + 1.45%)	3.02%	^	10/29/2046	64,063,571
7,724,231	CSMLT Trust, Series 2015-1-A9	3.50%	# ^	05/25/2045	7,677,159
39,563,908	CSMLT Trust, Series 2015-2-A7	3.50%	# ^	08/25/2045	39,382,152
12,607,345	CSMLT Trust, Series 2015-3-1A2	3.50%	# ^	11/25/2045	12,745,931
17,025,083	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-4-A5	5.50%		09/25/2035	16,504,916
1,068,110	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-5-1A6 (-7 x 1 Month LIBOR USD + 35.93%)	22.21%	I/F	11/25/2035	1,422,216
1,119,820	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-5-2A1 (1 Month LIBOR USD + 0.20%, 0.20% Floor, 5.50% Cap)	2.07%		11/25/2035	761,333
3,379,739	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-5-2A2 (-1 x 1 Month LIBOR USD + 5.30%, 5.30% Cap)	3.43%	I/F I/O	11/25/2035	404,528
3,483,402	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2007-1-1A3A (1 Month LIBOR USD + 0.21%, 0.21% Floor)	2.08%		08/25/2037	3,480,405
29,604,909	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2007-2-2A1 (1 Month LIBOR USD + 0.30%, 0.30% Floor)	2.17%		09/25/2047	26,076,425
16,628,462	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2007-OA5-A1B (1 Month LIBOR USD + 0.22%, 0.22% Floor)	2.09%		08/25/2047	15,714,101
960,672	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2-A2	5.63%	#	06/25/2036	931,085
25,492,812	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A2	5.65%	#	10/25/2036	24,257,767
1,816,056	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A3	5.90%	#	10/25/2036	1,727,724
2,668,040	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A3A1	5.90%	#	10/25/2036	2,538,268
5,303,593	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A6A1	5.87%	ß	10/25/2036	5,045,756
12,290,406	Deutsche Mortgage Securities, Inc., Series 2006-PR1-3A1 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	9.64%	^ I/F	04/15/2036	12,151,156
5,972,995	Deutsche Mortgage Securities, Inc., Series 2006-PR1-4AI1 (-1 x 1 Month LIBOR USD + 12.11%, 12.11% Cap)	9.62%	^ I/F	04/15/2036	5,838,622
9,726,073	Deutsche Mortgage Securities, Inc., Series 2006-PR1-4AI2 (-2 x 1 Month LIBOR USD + 14.60%, 14.61% Cap)	11.21%	^ I/F	04/15/2036	9,651,583
588,130	Deutsche Mortgage Securities, Inc., Series 2006-PR1-5AI1 (-3 x 1 Month LIBOR USD + 19.35%, 19.35% Cap)	14.02%	^ I/F	04/15/2036	614,025
5,139,942	Deutsche Mortgage Securities, Inc., Series 2006-PR1-5AI3 (-1 x 1 Month LIBOR USD + 12.57%, 12.57% Cap)	10.08%	^ I/F	04/15/2036	4,783,730
85,124,440	Deutsche Mortgage Securities, Inc., Series 2006-PR1-5AI4 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	9.64%	^ I/F	04/15/2036	78,486,283
11,672,911	Deutsche Securities, Inc., Series 2005-6-2A1	5.50%		12/25/2035	10,616,757
1,825,587	Deutsche Securities, Inc., Series 2006-AB4-A1A	6.01%	#	10/25/2036	1,736,644
21,008,856	Equifirst Loan Securitization Trust, Series 2007-1-A2B (1 Month LIBOR USD + 0.19%, 0.19% Floor)	2.06%		04/25/2037	20,213,767
9,055,059	First Franklin Mortgage Loan Trust, Series 2006-FF3-A2B (1 Month LIBOR USD + 0.20%, 0.20% Floor)	2.07%		02/25/2036	9,020,546
10,099,733	First Horizon Alternative Mortgage Securities, Series 2005-AA4-1A1	3.25%	#	05/25/2035	8,749,519
5,338,297	First Horizon Alternative Mortgage Securities, Series 2005-FA5-1A4	5.50%		08/25/2035	5,011,181
7,818,141	First Horizon Alternative Mortgage Securities, Series 2005-FA8-1A4	5.50%		11/25/2035	6,682,089
552,561	First Horizon Alternative Mortgage Securities, Series 2005-FA8-2A1	5.00%		11/25/2020	555,853
5,742,767	First Horizon Alternative Mortgage Securities, Series 2005-FA9-A4A	5.50%		12/25/2035	5,024,601
4,148,051	First Horizon Alternative Mortgage Securities, Series 2006-AA3-A1	3.36%	#	06/25/2036	3,849,936
3,429,799	First Horizon Alternative Mortgage Securities, Series 2006-FA1-1A12	6.00%		04/25/2036	2,881,746
104,633	First Horizon Alternative Mortgage Securities, Series 2006-FA1-1A6 (1 Month LIBOR USD + 0.75%, 0.75% Floor, 5.75% Cap)	2.62%		04/25/2036	104,788
2,409,102	First Horizon Alternative Mortgage Securities, Series 2006-FA2-1A5	6.00%		05/25/2036	1,909,328
633,486	First Horizon Alternative Mortgage Securities, Series 2006-FA7-A8	6.25%		12/25/2036	544,621
3,407,372	First Horizon Alternative Mortgage Securities, Series 2006-FA8-1A5	6.00%		02/25/2037	2,752,407
7,021,406	First Horizon Alternative Mortgage Securities, Series 2006-RE1-A1	5.50%		05/25/2035	6,406,821
18,915,281	First Horizon Alternative Mortgage Securities, Series 2007-FA3-A3	6.00%		06/25/2037	14,998,666
973,288	First Horizon Alternative Mortgage Securities, Series 2007-FA3-A4	6.00%		06/25/2037	771,758
1,109,050	First Horizon Alternative Mortgage Securities, Series 2007-FA4-1A13	6.25%		08/25/2037	901,878
3,423,722	First Horizon Alternative Mortgage Securities, Series 2007-FA4-1A4	6.25%		08/25/2037	2,784,164
1,608,658	First Horizon Alternative Mortgage Securities, Series 2007-FA4-1A5	6.25%		08/25/2037	1,308,158
2,006,641	First Horizon Asset Securities, Inc., Series 2006-1-1A2	6.00%		05/25/2036	1,832,586
5,263,583	First Horizon Asset Securities, Inc., Series 2007-1-A3	6.00%		03/25/2037	4,609,951
3,584,379	First Horizon Asset Securities, Inc., Series 2007-4-1A1	6.00%		08/25/2037	3,043,570
4,387,289	First Horizon Mortgage Pass-Through Trust, Series 2005-8-1A11	5.75%		02/25/2036	3,915,782
171,989,569	Fremont Home Loan Trust, Series 2006-D-1A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	2.01%		11/25/2036	115,385,119
7,490,365	GCAT LLC, Series 2017-1-A1	3.38%	^ §	03/25/2047	7,459,226
46,273,000	GE-WMC Asset-Backed Pass-Through Certificates, Series 2005-2-A2D (1 Month LIBOR USD + 0.32%, 0.32% Floor)	2.19%		12/25/2035	44,304,695
5,799,593	GMACM Mortgage Loan Trust, Series 2005-AR5-3A1	3.93%	#	09/19/2035	5,559,028
7,982,975	GMACM Mortgage Loan Trust, Series 2005-J1-A14	5.50%		12/25/2035	7,762,311
38,355,927	GreenPoint Mortgage Funding Trust, Series 2005-AR3-2A1 (1 Month LIBOR USD + 0.26%, 0.26% Floor, 10.50% Cap)	2.13%		08/25/2045	27,621,852
39,554,284	GreenPoint Mortgage Funding Trust, Series 2007-AR2-1A3 (1 Month LIBOR USD + 0.24%, 0.24% Floor)	2.11%		04/25/2047	36,903,850
1,427,774	GS Mortgage Securities Corporation, Series 2008-2R-1A1	7.50%	# ^	09/25/2036	1,015,446
4,294,019	GS Mortgage Securities Corporation, Series 2009-3R-1A2	6.00%	# ^	04/25/2037	4,313,555
223,072	GSAA Home Equity Trust, Series 2005-12-AF3	5.07%	#	09/25/2035	186,245
14,252,857	GSAA Home Equity Trust, Series 2005-7-AF3	4.75%	#	05/25/2035	14,323,663
10,636,866	GSAA Home Equity Trust, Series 2006-10-AF3	5.98%	#	06/25/2036	5,371,818
7,612,987	GSAA Home Equity Trust, Series 2006-10-AF4	6.30%	ß	06/25/2036	3,842,849
14,350,897	GSAA Home Equity Trust, Series 2006-15-AF4	5.96%	ß	09/25/2036	7,595,871
2,452,388	GSAA Home Equity Trust, Series 2006-18-AF3A	5.77%	#	11/25/2036	1,365,633
5,344,721	GSAA Home Equity Trust, Series 2006-18-AF6	5.68%	ß	11/25/2036	2,796,805
5,795,347	GSAA Home Equity Trust, Series 2007-10-A1A	6.00%		11/25/2037	5,055,272
3,524,371	GSAA Home Equity Trust, Series 2007-10-A2A	6.50%		11/25/2037	2,609,038
27,516,613	GSAMP Trust, Series 2006-HE6-A3 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	2.02%		08/25/2036	23,445,987
13,013,169	GSMPS Mortgage Loan Trust, Series 2005-RP2-1AF (1 Month LIBOR USD + 0.35%, 0.35% Floor)	2.22%	^	03/25/2035	12,257,518
13,013,169	GSMPS Mortgage Loan Trust, Series 2005-RP2-1AS	3.11%	# ^ I/O	03/25/2035	751,098
7,532,046	GSMPS Mortgage Loan Trust, Series 2005-RP3-1AF (1 Month LIBOR USD + 0.35%, 0.35% Floor, 9.50% Cap)	2.22%	^	09/25/2035	6,829,472
7,532,046	GSMPS Mortgage Loan Trust, Series 2005-RP3-1AS	2.97%	# ^ I/O	09/25/2035	608,924
28,958,675	GSMPS Mortgage Loan Trust, Series 2006-RP1-1AF1 (1 Month LIBOR USD + 0.35%, 0.35% Floor, 9.15% Cap)	2.22%	^	01/25/2036	25,183,793
28,958,675	GSMPS Mortgage Loan Trust, Series 2006-RP1-1AS	2.86%	# ^ I/O	01/25/2036	1,972,981
7,379,256	GSMSC Pass-Through Trust, Series 2009-3R-3A2	5.75%	# ^	04/25/2037	7,370,653
2,128,648	GSR Mortgage Loan Trust, Series 2005-1F-1A2	5.50%		02/25/2035	2,157,295
4,546,271	GSR Mortgage Loan Trust, Series 2005-1F-3A3	6.00%		01/25/2035	4,576,291
668,982	GSR Mortgage Loan Trust, Series 2005-6F-3A5	6.00%		07/25/2035	709,316
6,604,508	GSR Mortgage Loan Trust, Series 2005-6F-3A9 (-1 x 1 Month LIBOR USD + 6.90%, 6.90% Cap)	5.03%	I/F I/O	07/25/2035	677,154
453,914	GSR Mortgage Loan Trust, Series 2005-6F-4A1 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.00% Cap)	2.37%		07/25/2035	427,179
332,549	GSR Mortgage Loan Trust, Series 2005-7F-3A1 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.00% Cap)	2.37%		09/25/2035	321,867
10,747,796	GSR Mortgage Loan Trust, Series 2005-8F-3A5	6.00%		11/25/2035	8,759,340
3,818,650	GSR Mortgage Loan Trust, Series 2005-8F-4A1	6.00%		11/25/2035	3,415,523
1,106,332	GSR Mortgage Loan Trust, Series 2006-1F-1A2	5.50%		02/25/2036	1,223,891
858,048	GSR Mortgage Loan Trust, Series 2006-2F-2A3	5.75%		02/25/2036	831,991
3,232,474	GSR Mortgage Loan Trust, Series 2006-2F-3A3	6.00%		02/25/2036	2,707,662
3,882,039	GSR Mortgage Loan Trust, Series 2006-2F-3A6	6.00%		02/25/2036	3,251,766
12,454,273	GSR Mortgage Loan Trust, Series 2006-6F-2A3	6.00%		07/25/2036	10,813,762
6,228,101	GSR Mortgage Loan Trust, Series 2006-7F-3A4	6.25%		08/25/2036	4,212,867
4,707,851	GSR Mortgage Loan Trust, Series 2006-9F-2A1	6.00%		10/25/2036	4,579,759
20,420,791	GSR Mortgage Loan Trust, Series 2006-9F-4A1	6.50%		10/25/2036	18,182,458
78,569	GSR Mortgage Loan Trust, Series 2006-9F-8A1	5.50%		08/25/2021	75,623
1,347,606	GSR Mortgage Loan Trust, Series 2007-1F-2A2	5.50%		01/25/2037	1,582,793
2,197,095	GSR Mortgage Loan Trust, Series 2007-4F-1A1	5.00%		07/25/2037	2,505,579
28,307,524	GSR Mortgage Loan Trust, Series 2007-4F-3A11	6.00%		07/25/2037	26,119,545
1,494,325	HarborView Mortgage Loan Trust, Series 2005-14-3A1A	3.87%	#	12/19/2035	1,482,520
7,938,485	HarborView Mortgage Loan Trust, Series 2006-10-2A1A (1 Month LIBOR USD + 0.18%, 0.18% Floor)	1.99%		11/19/2036	7,740,423
16,715,036	HarborView Mortgage Loan Trust, Series 2006-11-A1A (1 Month LIBOR USD + 0.17%, 0.17% Floor)	1.98%		12/19/2036	15,233,559
69,042,889	HarborView Mortgage Loan Trust, Series 2006-14-1A1A (1 Month LIBOR USD + 0.18%, 0.18% Floor)	1.99%		01/25/2047	62,915,153
100,371,643	HarborView Mortgage Loan Trust, Series 2006-8-1A1 (1 Month LIBOR USD + 0.20%)	2.04%		07/21/2036	77,284,790
25,156,573	HarborView Mortgage Loan Trust, Series 2006-BU1-1A1A (1 Month LIBOR USD + 0.21%, 0.21% Floor, 10.50% Cap)	2.02%		02/19/2046	22,801,829
62,893,541	HarborView Mortgage Loan Trust, Series 2007-3-1A1A (1 Month LIBOR USD + 0.20%)	2.01%		05/19/2047	58,373,647
19,492,205	HarborView Mortgage Loan Trust, Series 2007-4-1A1 (1 Month LIBOR USD + 0.22%, 10.00% Cap)	2.03%		07/19/2047	18,914,142
32,299,802	HarborView Mortgage Loan Trust, Series 2007-7-1A1 (1 Month LIBOR USD + 1.00%, 10.50% Cap)	2.87%		10/25/2037	30,021,138
1,217,412	Home Equity Asset Trust, Series 2003-3-M1 (1 Month LIBOR USD + 1.29%, 0.86% Floor)	3.16%		08/25/2033	1,225,845
487,889	Home Equity Asset Trust, Series 2004-7-M2 (1 Month LIBOR USD + 0.99%, 0.66% Floor)	2.86%		01/25/2035	484,766
12,182,000	Home Equity Loan Trust, Series 2006-B-2A4 (1 Month LIBOR USD + 0.28%, 0.28% Floor)	2.15%		06/25/2036	11,159,805
13,866,004	Home Equity Loan Trust, Series 2007-FRE1-2AV2 (1 Month LIBOR USD + 0.16%, 0.16% Floor)	2.03%		04/25/2037	13,742,940
1,369,165	HomeBanc Mortgage Trust, Series 2005-1-M2 (1 Month LIBOR USD + 0.49%, 0.49% Floor, 11.50% Cap)	2.36%		03/25/2035	1,201,314
16,975,031	HomeBanc Mortgage Trust, Series 2005-3-A1 (1 Month LIBOR USD + 0.24%, 0.24% Floor, 11.50% Cap)	2.11%		07/25/2035	16,893,230
757,886	HomeBanc Mortgage Trust, Series 2006-1-3A1	3.35%	#	04/25/2037	766,597
29,496,350	HSI Asset Loan Obligation Trust, Series 2007-2-3A6	6.00%		09/25/2037	20,947,942
3,255,684	HSI Asset Loan Obligation Trust, Series 2007-AR1-3A1	3.64%	#	01/25/2037	2,999,019
20,558,042	Impac Secured Assets Trust, Series 2007-1-A2 (1 Month LIBOR USD + 0.16%, 0.16% Floor, 11.50% Cap)	2.03%		03/25/2037	18,806,415
751,672	Impac Trust, Series 2002-9F-A1	5.22%		12/25/2032	756,666
34,140,955	IndyMac IMSC Mortgage Loan Trust, Series 2007-F1-2A1	6.50%		06/25/2037	19,094,664
7,745,477	IndyMac INDX Mortgage Loan Trust, Series 2007-AR13-2A1	3.56%	#	07/25/2037	6,394,932
1,924,213	IndyMac Mortgage Loan Trust, Series 2006-AR2-1A1	3.61%	#	09/25/2036	1,768,509
5,426,442	IndyMac Mortgage Loan Trust, Series 2006-AR2-4A1	3.66%	#	09/25/2036	5,262,439
21,012,094	IndyMac Mortgage Loan Trust, Series 2006-AR3-1A1	3.69%	#	12/25/2036	20,193,026
7,327,187	IndyMac Mortgage Loan Trust, Series 2006-AR7-3A1	3.59%	#	05/25/2036	6,589,200
4,943,265	IndyMac Mortgage Loan Trust, Series 2007-A1-A1	6.00%		08/25/2037	4,156,098
3,618,856	IndyMac Mortgage Loan Trust, Series 2007-A1-A7	6.00%		08/25/2037	3,042,589
22,881,808	IndyMac Mortgage Loan Trust, Series 2007-A3-A1	6.25%		11/25/2037	18,687,083
9,565,788	IndyMac Mortgage Loan Trust, Series 2007-AR1-3A1	3.47%	#	03/25/2037	9,130,763
5,512,593	IndyMac Mortgage Loan Trust, Series 2007-AR3-3A1	3.41%	#	07/25/2037	5,172,736
528,252	IndyMac Mortgage Loan Trust, Series 2007-F2-1A2	6.00%		07/25/2037	491,198
25,635,460	IndyMac Mortgage Loan Trust, Series 2007-F2-2A1	6.50%		07/25/2037	16,779,778
119,737	Jefferies & Company, Inc., Series 2010-R1-1A1 (1 Month LIBOR USD + 6.00%)	6.00%	# ^	03/26/2037	120,105
6,449,282	Jefferies & Company, Inc., Series 2010-R4-1A4	6.00%	# ^ Þ	10/26/2036	6,439,334
11,773,409	JP Morgan Alternative Loan Trust, Series 2005-S1-2A11	6.00%		12/25/2035	11,413,096
3,774,304	JP Morgan Alternative Loan Trust, Series 2005-S1-2A9	6.00%		12/25/2035	3,658,795
3,906,013	JP Morgan Alternative Loan Trust, Series 2006-S1-1A8	5.75%		03/25/2036	3,482,929
14,824,611	JP Morgan Alternative Loan Trust, Series 2006-S2-A4	6.19%	ß	05/25/2036	14,066,774
2,448,142	JP Morgan Alternative Loan Trust, Series 2006-S4-A3A	5.78%	ß	12/25/2036	2,740,242
25,041,971	JP Morgan Alternative Loan Trust, Series 2006-S4-A4	5.96%	ß	12/25/2036	24,384,329
10,978,833	JP Morgan Mortgage Acquisition Trust, Series 2006-CH2-AF3	5.46%	ß	09/25/2029	9,110,841
4,174,266	JP Morgan Mortgage Acquisition Trust, Series 2006-WF1-A5	6.41%	ß	07/25/2036	2,160,889
23,000,000	JP Morgan Mortgage Acquisition Trust, Series 2007-CH1-AF5	4.96%	ß	11/25/2036	22,659,851
9,690,000	JP Morgan Mortgage Acquisition Trust, Series 2007-CH3-M2 (1 Month LIBOR USD + 0.32%, 0.32% Floor)	2.19%		03/25/2037	8,212,323
1,376,256	JP Morgan Mortgage Trust, Series 2005-A6-5A1	3.46%	#	08/25/2035	1,371,862
8,290,388	JP Morgan Mortgage Trust, Series 2005-S1-1A2	6.50%		01/25/2035	9,047,967
1,172,308	JP Morgan Mortgage Trust, Series 2005-S2-2A13	5.50%		09/25/2035	1,171,323
1,516,667	JP Morgan Mortgage Trust, Series 2006-S2-3A3	6.00%		07/25/2036	1,229,790
5,021,537	JP Morgan Mortgage Trust, Series 2006-S2-3A5	6.25%		07/25/2036	4,037,508
3,846,740	JP Morgan Mortgage Trust, Series 2006-S3-1A2	6.00%		08/25/2036	3,429,414
9,934,503	JP Morgan Mortgage Trust, Series 2006-S3-1A21 (1 Month LIBOR USD + 0.38%, 0.38% Floor, 7.50% Cap)	2.25%		08/25/2036	4,592,747
9,934,503	JP Morgan Mortgage Trust, Series 2006-S3-1A22 (-1 x 1 Month LIBOR USD + 7.12%, 7.12% Cap)	5.25%	I/F I/O	08/25/2036	2,840,853
1,792,444	JP Morgan Mortgage Trust, Series 2006-S3-1A9	6.00%		08/25/2036	1,597,994
8,512,648	JP Morgan Mortgage Trust, Series 2006-S4-A8 (1 Month LIBOR USD + 0.38%, 0.38% Floor, 7.00% Cap)	2.25%		01/25/2037	5,110,582
8,512,648	JP Morgan Mortgage Trust, Series 2006-S4-A9 (-1 x 1 Month LIBOR USD + 6.62%, 6.62% Cap)	4.75%	I/F I/O	01/25/2037	1,818,668
2,286,343	JP Morgan Mortgage Trust, Series 2007-A2-2A1	3.74%	#	04/25/2037	2,235,124
10,351,481	JP Morgan Mortgage Trust, Series 2007-S1-2A6	6.00%		03/25/2037	8,382,711
3,754,453	JP Morgan Mortgage Trust, Series 2007-S3-1A1	5.50%		08/25/2037	3,288,361
7,282,443	JP Morgan Mortgage Trust, Series 2007-S3-1A35	6.00%		08/25/2037	6,407,428
1,233,672	JP Morgan Mortgage Trust, Series 2007-S3-1A9	6.00%		08/25/2037	1,080,413
6,714,783	JP Morgan Mortgage Trust, Series 2007-S3-1A96	6.00%		08/25/2037	5,907,981
7,647,815	JP Morgan Mortgage Trust, Series 2007-S3-1A97	6.00%		08/25/2037	6,732,933
760,940	JP Morgan Mortgage Trust, Series 2007-S3-2A2	5.50%		08/25/2022	790,914
9,935,775	JP Morgan Resecuritization Trust, Series 2009-4-3A2	6.00%	^	02/26/2037	8,198,333
16,903,727	JP Morgan Resecuritization Trust, Series 2009-7-7A1	7.00%	# ^	09/27/2037	12,896,159
18,336,658	JP Morgan Resecuritization Trust, Series 2010-1-1A4	6.00%	^	02/26/2037	15,650,068
14,996,674	JP Morgan Resecuritization Trust, Series 2010-2-3A9	6.00%	^	07/26/2036	15,077,501
10,322	JP Morgan Resecuritization Trust, Series 2012-2-3A3	3.32%	# ^	10/26/2036	10,352
3,265,238	Lehman Mortgage Trust, Series 2005-2-3A5	5.50%		12/25/2035	3,004,923
2,914,212	Lehman Mortgage Trust, Series 2005-2-5A5	5.75%		12/25/2035	2,890,683
4,351,297	Lehman Mortgage Trust, Series 2005-3-2A1	6.00%		01/25/2036	4,314,106
370,530	Lehman Mortgage Trust, Series 2005-3-2A3	5.50%		01/25/2036	358,898
1,990,093	Lehman Mortgage Trust, Series 2005-3-2A7	6.00%		01/25/2036	1,972,373
1,781,975	Lehman Mortgage Trust, Series 2006-1-1A1 (1 Month LIBOR USD + 0.75%, 0.75% Floor, 5.50% Cap)	2.62%		02/25/2036	1,353,093
5,345,925	Lehman Mortgage Trust, Series 2006-1-1A2 (-1 x 1 Month LIBOR USD + 4.75%, 4.75% Cap)	2.88%	I/F I/O	02/25/2036	754,360
6,915,674	Lehman Mortgage Trust, Series 2006-1-3A1 (1 Month LIBOR USD + 0.75%, 0.75% Floor, 5.50% Cap)	2.62%		02/25/2036	6,408,029
6,915,674	Lehman Mortgage Trust, Series 2006-1-3A2 (-1 x 1 Month LIBOR USD + 4.75%, 4.75% Cap)	2.88%	I/F I/O	02/25/2036	445,864
4,455,710	Lehman Mortgage Trust, Series 2006-1-3A4	5.50%		02/25/2036	4,670,795
3,787,738	Lehman Mortgage Trust, Series 2006-4-1A3 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	3.53%	I/F I/O	08/25/2036	509,316
2,407,404	Lehman Mortgage Trust, Series 2006-4-1A4	6.00%		08/25/2036	2,353,520
7,049,902	Lehman Mortgage Trust, Series 2006-5-2A1 (1 Month LIBOR USD + 0.35%, 0.35% Floor, 7.50% Cap)	2.22%		09/25/2036	2,341,676
14,684,869	Lehman Mortgage Trust, Series 2006-5-2A2 (-1 x 1 Month LIBOR USD + 7.15%, 7.15% Cap)	5.28%	I/F I/O	09/25/2036	3,506,930
11,034,162	Lehman Mortgage Trust, Series 2006-6-3A9	5.50%		10/25/2036	9,952,119
3,368,187	Lehman Mortgage Trust, Series 2006-6-4A5	6.00%		12/25/2036	3,192,868
3,727,567	Lehman Mortgage Trust, Series 2006-7-2A2 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	2.32%		11/25/2036	1,823,705
12,930,876	Lehman Mortgage Trust, Series 2006-7-2A5 (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	4.68%	I/F I/O	11/25/2036	2,985,719
3,069,549	Lehman Mortgage Trust, Series 2006-9-1A19 (-5 x 1 Month LIBOR USD + 30.68%, 30.68% Cap)	22.07%	I/F	01/25/2037	4,121,928
3,383,277	Lehman Mortgage Trust, Series 2006-9-1A5 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 5.75% Cap)	2.47%		01/25/2037	2,572,956
10,072,602	Lehman Mortgage Trust, Series 2006-9-1A6 (-1 x 1 Month LIBOR USD + 5.15%, 5.15% Cap)	3.28%	I/F I/O	01/25/2037	1,133,014
4,596,575	Lehman Mortgage Trust, Series 2006-9-2A1 (1 Month LIBOR USD + 0.38%, 0.38% Floor, 7.00% Cap)	2.25%		01/25/2037	2,225,326
8,783,722	Lehman Mortgage Trust, Series 2006-9-2A2 (-1 x 1 Month LIBOR USD + 6.62%, 6.62% Cap)	4.75%	I/F I/O	01/25/2037	2,106,878
8,753,309	Lehman Mortgage Trust, Series 2007-10-2A1	6.50%		01/25/2038	6,612,608
2,792,697	Lehman Mortgage Trust, Series 2007-2-1A1	5.75%		02/25/2037	2,529,012
3,090,041	Lehman Mortgage Trust, Series 2007-4-2A11 (1 Month LIBOR USD + 0.33%, 0.33% Floor, 7.00% Cap)	2.20%		05/25/2037	1,571,707
13,392,503	Lehman Mortgage Trust, Series 2007-4-2A8 (-1 x 1 Month LIBOR USD + 6.67%, 6.67% Cap)	4.80%	I/F I/O	05/25/2037	3,450,415
1,303,201	Lehman Mortgage Trust, Series 2007-4-2A9 (1 Month LIBOR USD + 0.33%, 0.33% Floor, 7.00% Cap)	2.20%		05/25/2037	699,646
12,209,250	Lehman Mortgage Trust, Series 2007-5-11A1	5.30%	#	06/25/2037	10,476,103
2,314,176	Lehman Mortgage Trust, Series 2007-5-3A4	5.00%		12/25/2035	2,132,779
1,546,604	Lehman Mortgage Trust, Series 2007-5-4A3 (-6 x 1 Month LIBOR USD + 40.08%, 40.08% Cap)	28.85%	I/F	08/25/2036	2,630,866
951,466	Lehman Mortgage Trust, Series 2007-5-7A3	7.50%		10/25/2036	778,926
422,399	Lehman Mortgage Trust, Series 2007-6-1A8	6.00%		07/25/2037	409,350
5,527,720	Lehman Mortgage Trust, Series 2008-2-1A6	6.00%		03/25/2038	4,299,462
710,674	Lehman XS Trust, Series 2005-10-2A3B	5.33%	ß	01/25/2036	765,240
10,056,659	Lehman XS Trust, Series 2005-4-2A3A	5.00%	ß	10/25/2035	10,252,486
15,695,168	Lehman XS Trust, Series 2006-5-1A1A (1 Month LIBOR USD + 0.21%, 0.21% Floor)	2.08%		04/25/2036	16,062,560
682,094	Lehman XS Trust, Series 2006-5-2A4A	5.89%	ß	04/25/2036	801,677
16,199,954	Lehman XS Trust, Series 2006-GP3-1A1 (1 Month LIBOR USD + 0.20%, 0.20% Floor)	2.07%		06/25/2046	15,620,809
16,993,779	Lehman XS Trust, Series 2007-1-2A1	4.94%	#	02/25/2037	17,426,000
25,337,465	Lehman XS Trust, Series 2007-12N-1A3A (1 Month LIBOR USD + 0.20%, 0.20% Floor)	1.82%		07/25/2047	23,512,432
2,507,098	Long Beach Mortgage Loan Trust, Series 2006-WL1-2A3 (1 Month LIBOR USD + 0.24%, 0.24% Floor)	2.11%		01/25/2046	2,514,291
8,390,073	Luminent Mortgage Trust, Series 2005-1-A1 (1 Month LIBOR USD + 0.26%, 0.26% Floor, 11.50% Cap)	2.13%		11/25/2035	8,159,984
4,010,770	MASTR Adjustable Rate Mortgages Trust, Series 2005-2-2A1	3.53%	#	03/25/2035	3,171,270
2,950,283	MASTR Adjustable Rate Mortgages Trust, Series 2005-6-5A1	3.18%	#	07/25/2035	2,679,302
14,544,892	MASTR Adjustable Rate Mortgages Trust, Series 2007-1-2A1	3.67%	#	11/25/2036	13,421,385
1,761,763	MASTR Alternative Loans Trust, Series 2005-2-3A1	6.00%		03/25/2035	1,688,943
419,954	MASTR Alternative Loans Trust, Series 2005-5-2A3	5.50%		07/25/2025	401,051
3,768,714	MASTR Alternative Loans Trust, Series 2005-6-1A5	5.50%		12/25/2035	3,642,121
2,388,124	MASTR Alternative Loans Trust, Series 2006-3-1A2	6.25%		07/25/2036	2,154,328
3,820,586	MASTR Alternative Loans Trust, Series 2007-1-1A5	5.75%		10/25/2036	3,679,575
5,210,470	MASTR Alternative Loans Trust, Series 2007-1-2A7	6.00%		10/25/2036	3,530,392
4,732,343	MASTR Asset Backed Securities Trust, Series 2003-OPT1-M3 (1 Month LIBOR USD + 4.13%, 2.75% Floor)	6.00%		12/25/2032	4,964,653
13,623,546	MASTR Asset Backed Securities Trust, Series 2006-AM2-A3 (1 Month LIBOR USD + 0.17%, 0.17% Floor)	2.04%		06/25/2036	12,053,995
30,096,143	MASTR Asset Backed Securities Trust, Series 2007-HE1-A3 (1 Month LIBOR USD + 0.21%, 0.21% Floor)	2.08%		05/25/2037	28,660,584
4,786,645	MASTR Asset Securitization Trust, Series 2006-1-1A4	5.75%		05/25/2036	4,515,217
3,191,719	MASTR Asset Securitization Trust, Series 2006-2-1A11 (1 Month LIBOR USD + 6.00%, 6.00% Floor)	6.00%		06/25/2036	3,128,900
3,633,312	MASTR Asset Securitization Trust, Series 2007-1-1A3	6.25%		11/25/2037	2,942,150
17,220,144	MASTR Resecuritization Trust, Series 2008-4-A1	6.00%	# ^	06/27/2036	14,901,336
2,100,565	MASTR Seasoned Securitization Trust, Series 2005-2-1A4	6.00%		10/25/2032	2,172,737
1,202,939	MASTR Seasoned Securitization Trust, Series 2005-2-2A1 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 7.50% Cap)	2.27%		10/25/2032	1,134,636
20,736,192	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1-2A4 (1 Month LIBOR USD + 0.32%, 0.32% Floor, 7.00% Cap)	2.19%		03/25/2037	11,499,529
20,736,192	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1-2A5 (-1 x 1 Month LIBOR USD + 6.68%, 6.68% Cap)	4.81%	I/F I/O	03/25/2037	5,064,033
3,944,285	Merrill Lynch Mortgage Investors Trust, Series 2006-3-1A	3.52%	#	10/25/2036	3,869,178
1,921,679	Merrill Lynch Mortgage Investors Trust, Series 2006-F1-1A2	6.00%		04/25/2036	1,690,986
38,426,908	MFA Trust, Series 2017-NPL1-A1	3.35%	^ §	11/25/2047	38,275,802
65,626,006	Morgan Stanley Capital Trust, Series 2007-NC3-A1 (1 Month LIBOR USD + 0.20%, 0.20% Floor)	2.07%	^	05/25/2037	46,356,360
36,363,072	Morgan Stanley Home Equity Loan Trust, Series 2007-1-A4 (1 Month LIBOR USD + 0.22%, 0.22% Floor)	2.09%		12/25/2036	22,607,249
1,520,374	Morgan Stanley Mortgage Loan Trust, Series 2005-10-1A1 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 5.75% Cap)	2.57%		12/25/2035	1,248,775
3,809,236	Morgan Stanley Mortgage Loan Trust, Series 2005-10-1A6	5.75%		12/25/2035	3,606,930
5,511,471	Morgan Stanley Mortgage Loan Trust, Series 2005-10-2A1	5.52%	#	12/25/2035	5,503,464
262,039	Morgan Stanley Mortgage Loan Trust, Series 2005-6AR-1A1 (1 Month LIBOR USD + 0.28%, 0.28% Floor)	2.15%		11/25/2035	263,855
5,797,422	Morgan Stanley Mortgage Loan Trust, Series 2006-11-1A6	6.23%	ß	08/25/2036	2,594,124
11,416,321	Morgan Stanley Mortgage Loan Trust, Series 2006-11-2A1	6.00%		08/25/2036	9,555,221
7,278,055	Morgan Stanley Mortgage Loan Trust, Series 2006-17XS-A3A	5.65%	ß	10/25/2046	4,051,461
2,344,930	Morgan Stanley Mortgage Loan Trust, Series 2006-17XS-A6	5.58%	ß	10/25/2046	1,144,020
5,060,527	Morgan Stanley Mortgage Loan Trust, Series 2006-2-2A3	5.75%		02/25/2036	5,079,725
30,631,464	Morgan Stanley Mortgage Loan Trust, Series 2006-7-3A	5.05%	#	06/25/2036	27,046,115
2,905,042	Morgan Stanley Mortgage Loan Trust, Series 2006-7-4A4	6.00%		06/25/2036	2,571,140
2,940,852	Morgan Stanley Mortgage Loan Trust, Series 2006-7-4A7	6.00%		06/25/2036	2,602,834
3,857,189	Morgan Stanley Mortgage Loan Trust, Series 2007-13-6A1	6.00%		10/25/2037	3,471,461
11,962,178	Morgan Stanley Mortgage Loan Trust, Series 2007-14AR-2A3	3.37%	#	10/25/2037	10,878,397
3,828,860	Morgan Stanley Mortgage Loan Trust, Series 2007-1XS-2A3	5.92%	ß	09/25/2046	1,847,021
2,723,358	Morgan Stanley Mortgage Loan Trust, Series 2007-1XS-2A4A	6.08%	ß	09/25/2046	1,503,095
1,099,498	Morgan Stanley Mortgage Loan Trust, Series 2007-3XS-1A2A	5.62%	ß	01/25/2047	1,022,807
7,615,267	Morgan Stanley Mortgage Loan Trust, Series 2007-3XS-2A3S	5.86%	ß	01/25/2047	4,523,081
4,454,213	Morgan Stanley Mortgage Loan Trust, Series 2007-3XS-2A4S	5.96%	ß	01/25/2047	2,645,211
4,799,959	Morgan Stanley Re-Remic Trust, Series 2010-R9-1B	6.00%	# ^	08/26/2036	3,634,173
28,107,005	Morgan Stanley Re-Remic Trust, Series 2010-R9-3C	6.00%	# ^	11/26/2036	28,014,033
4,272,627	Morgan Stanley Re-Remic Trust, Series 2011-R1-1A	5.94%	# ^	02/26/2037	4,500,476
14,945,183	New Century Alternative Mortgage Loan Trust, Series 2006-ALT1-AF3	6.17%	#	07/25/2036	8,717,757
33,589,250	New Century Home Equity Loan Trust, Series 2005-2-M3 (1 Month LIBOR USD + 0.74%, 0.49% Floor)	2.61%		06/25/2035	33,675,057
12,500,000	New Century Home Equity Loan Trust, Series 2006-1-A2C (1 Month LIBOR USD + 0.28%, 0.28% Floor, 12.50% Cap)	2.15%		05/25/2036	10,430,747
13,261,895	New Residential Mortgage Loan Trust, Series 2014-2A-A3	3.75%	# ^	05/25/2054	13,464,577
42,749,108	New Residential Mortgage Loan Trust, Series 2015-2A-A1	3.75%	# ^	08/25/2055	43,289,029
10,330,987	New Residential Mortgage Loan Trust, Series 2017-RPL1-A1	3.60%	^ §	04/25/2022	10,432,768
717,519	New York Mortgage Trust, Series 2005-2-A (1 Month LIBOR USD + 0.66%, 0.33% Floor, 10.50% Cap)	2.53%		08/25/2035	692,498
256,785	Nomura Asset Acceptance Corporation, Series 2005-AP1-2A5	4.86%	ß	02/25/2035	259,954
16,196,503	Nomura Asset Acceptance Corporation, Series 2006-AF1-1A2	6.16%	#	05/25/2036	6,833,928
3,291,419	Nomura Asset Acceptance Corporation, Series 2006-AF1-1A3	6.41%	#	05/25/2036	1,388,134
19,674,934	Nomura Asset Acceptance Corporation, Series 2006-AP1-A2	5.52%	#	01/25/2036	10,836,610
3,325,478	Nomura Asset Acceptance Corporation, Series 2006-AP1-A3	5.65%	#	01/25/2036	1,834,897
1,613,912	Nomura Asset Acceptance Corporation, Series 2006-WF1-A2	5.76%	#	06/25/2036	906,673
18,164,171	Nomura Home Equity Loan, Inc., Series 2006-AF1-A2	5.80%	ß	10/25/2036	7,846,613
3,324,243	Nomura Home Equity Loan, Inc., Series 2007-1-1A1	6.06%	ß	02/25/2037	1,743,970
16,568,796	Nomura Home Equity Loan, Inc., Series 2007-1-1A3	5.99%	ß	02/25/2037	8,693,198
58,503,385	Oak Hill Advisors Residential Loan Trust, Series 2017-NPL2-A1	3.00%	^ §	07/25/2057	58,169,606
48,099,880	Oaks Mortgage Trust, Series 2015-2-A3	3.50%	# ^	10/25/2045	47,629,959
89,000,000	OBX Trust, Series 2018-1-A2 (1 Month LIBOR USD + 0.65%)	2.53%	^	06/25/2057	89,223,844
1,044,141	Option One Mortgage Loan Trust, Series 2004-3-M3 (1 Month LIBOR USD + 0.98%, 0.65% Floor)	2.85%		11/25/2034	1,054,243
98,331,261	Option One Mortgage Loan Trust, Series 2007-6-1A1 (1 Month LIBOR USD + 0.19%, 0.19% Floor)	2.06%		07/25/2037	85,141,764
13,000,000	Park Place Securities, Inc., Series 2005-WHQ4-M2 (1 Month LIBOR USD + 0.49%, 0.49% Floor)	2.36%		09/25/2035	12,993,496
8,116,316	PHH Alternative Mortgage Trust, Series 2007-1-1A1 (1 Month LIBOR USD + 0.16%, 0.16% Floor, 10.10% Cap)	2.03%		02/25/2037	7,103,204
22,037,267	PHH Alternative Mortgage Trust, Series 2007-2-2A1	6.00%		05/25/2037	20,367,135
923,751	PHH Alternative Mortgage Trust, Series 2007-2-3A1	6.00%		05/25/2037	837,771
236,275,250	PR Mortgage Loan Trust, Series 2014-1-APT	5.91%	# ^	10/25/2049	210,119,840
39,866,181	Preston Ridge Partners Mortgage Trust, Series 2017-2A-A1	3.47%	^ §	09/25/2022	39,814,996
89,946,361	Pretium Mortgage Credit Partners LLC, Series 2017-NPL1-A1	3.50%	^ §	04/29/2032	90,090,796
74,925,579	Pretium Mortgage Credit Partners LLC, Series 2017-NPL2-A1	3.25%	^ §	03/28/2057	74,677,913
26,439,462	Pretium Mortgage Credit Partners LLC, Series 2017-NPL3-A1	3.25%	^ §	06/29/2032	26,373,369
15,086,850	Pretium Mortgage Credit Partners LLC, Series 2017-NPL5-A1	3.33%	# ^	12/30/2032	15,093,228
91,185,354	Pretium Mortgage Credit Partners LLC, Series 2018-NPL1-A1	3.38%	^ §	01/27/2033	91,135,229
11,107,574	Prime Mortgage Trust, Series 2006-DR1-2A1	5.50%	^	05/25/2035	8,118,406
5,243,639	Prime Mortgage Trust, Series 2006-DR1-2A2	6.00%	^	05/25/2035	3,911,687
57,332,646	PRPM LLC, Series 2017-3A-A1	3.47%	# ^	11/25/2022	57,392,914
30,082,870	RBSGC Structured Trust, Series 2008-B-A1	6.00%	^	06/25/2037	27,808,578
5,476,821	RBSSP Resecuritization Trust, Series 2010-4-7A2	6.00%	^	07/27/2037	4,613,224
29,990,674	RCO Trust, Series 2016-SFR1-A	3.75%	# ^	11/25/2051	30,087,754
9,151,985	RCO Trust, Series 2016-SFR1-M1	4.50%	# ^	11/25/2051	9,095,764
1,211,776	Renaissance Home Equity Loan Trust, Series 2006-1-AF6	5.75%	ß	05/25/2036	885,962
10,438,341	Renaissance Home Equity Loan Trust, Series 2006-4-AF4	5.47%	ß	01/25/2037	6,025,207
20,555,219	Renaissance Home Equity Loan Trust, Series 2006-4-AF5	5.69%	ß	01/25/2037	12,289,941
8,248,908	Renaissance Home Equity Loan Trust, Series 2007-1-AF1	5.74%	ß	04/25/2037	4,282,166
5,819,518	Renaissance Home Equity Loan Trust, Series 2007-1-AF1Z	5.35%	ß	04/25/2037	2,846,601
261,370	Renaissance Home Equity Loan Trust, Series 2007-1-AF2	5.51%	ß	04/25/2037	130,609
5,106,992	Renaissance Home Equity Loan Trust, Series 2007-1-AF3	5.61%	ß	04/25/2037	2,595,255
8,289,177	Renaissance Home Equity Loan Trust, Series 2007-1-AF5	5.91%	ß	04/25/2037	4,419,631
17,696,892	Renaissance Home Equity Loan Trust, Series 2007-2-AF2	5.68%	ß	06/25/2037	8,454,513
9,571,061	Renaissance Home Equity Loan Trust, Series 2007-2-AF5	6.20%	ß	06/25/2037	5,024,042
34,992,255	Residential Accredit Loans, Inc., Series 2005-QA11-4A1	4.16%	#	10/25/2035	30,164,279
19,475,394	Residential Accredit Loans, Inc., Series 2005-QA13-2A1	4.35%	#	12/25/2035	17,828,308
13,814,318	Residential Accredit Loans, Inc., Series 2005-QA3-CB1	4.10%	#	03/25/2035	9,293,015
517,483	Residential Accredit Loans, Inc., Series 2005-QS12-A11 (-11 x 1 Month LIBOR USD + 51.15%, 51.15% Cap)	30.56%	I/F	08/25/2035	798,070
2,102,604	Residential Accredit Loans, Inc., Series 2005-QS13-1A6	5.50%		09/25/2035	1,979,638
4,035,251	Residential Accredit Loans, Inc., Series 2005-QS13-2A1 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 5.75% Cap)	2.57%		09/25/2035	3,499,948
16,544,527	Residential Accredit Loans, Inc., Series 2005-QS13-2A2 (-1 x 1 Month LIBOR USD + 5.05%, 5.05% Cap)	3.18%	I/F I/O	09/25/2035	1,553,745
8,136,131	Residential Accredit Loans, Inc., Series 2005-QS14-2A1	6.00%		09/25/2035	5,835,477
3,221,231	Residential Accredit Loans, Inc., Series 2005-QS15-2A	6.00%		10/25/2035	2,905,960
4,040,711	Residential Accredit Loans, Inc., Series 2005-QS15-3A	6.00%		10/25/2035	3,922,149
4,157,112	Residential Accredit Loans, Inc., Series 2005-QS16-A1 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 5.50% Cap)	2.57%		11/25/2035	3,470,139
4,156,393	Residential Accredit Loans, Inc., Series 2005-QS16-A2 (-1 x 1 Month LIBOR USD + 4.80%, 4.80% Cap)	2.93%	I/F I/O	11/25/2035	358,937
2,011,208	Residential Accredit Loans, Inc., Series 2005-QS17-A1	6.00%		12/25/2035	1,968,074
1,393,664	Residential Accredit Loans, Inc., Series 2005-QS17-A10	6.00%		12/25/2035	1,363,774
5,828,906	Residential Accredit Loans, Inc., Series 2005-QS17-A11	6.00%		12/25/2035	5,703,895
4,143,003	Residential Accredit Loans, Inc., Series 2005-QS17-A2 (1 Month LIBOR USD + 0.85%, 0.85% Floor, 6.00% Cap)	2.72%		12/25/2035	3,410,406
4,143,003	Residential Accredit Loans, Inc., Series 2005-QS17-A4 (-1 x 1 Month LIBOR USD + 5.15%, 5.15% Cap)	3.28%	I/F I/O	12/25/2035	422,025
3,333,588	Residential Accredit Loans, Inc., Series 2005-QS17-A6	6.00%		12/25/2035	3,262,094
254,906	Residential Accredit Loans, Inc., Series 2005-QS1-A5	5.50%		01/25/2035	255,796
1,633,540	Residential Accredit Loans, Inc., Series 2005-QS5-A3	5.70%		04/25/2035	1,641,739
1,346,878	Residential Accredit Loans, Inc., Series 2005-QS9-A1 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 5.50% Cap)	2.37%		06/25/2035	1,172,839
3,270,857	Residential Accredit Loans, Inc., Series 2005-QS9-A4 (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	3.13%	I/F I/O	06/25/2035	285,793
1,666,391	Residential Accredit Loans, Inc., Series 2006-QS10-A4	5.75%		08/25/2036	1,502,748
10,784,738	Residential Accredit Loans, Inc., Series 2006-QS11-1A1	6.50%		08/25/2036	9,909,689
1,956,005	Residential Accredit Loans, Inc., Series 2006-QS12-1A1	6.50%		09/25/2036	1,493,879
4,474,319	Residential Accredit Loans, Inc., Series 2006-QS12-2A18	5.75%		09/25/2036	4,208,654
6,667,639	Residential Accredit Loans, Inc., Series 2006-QS14-A18	6.25%		11/25/2036	6,005,407
3,194,170	Residential Accredit Loans, Inc., Series 2006-QS15-A1	6.50%		10/25/2036	2,996,897
1,407,852	Residential Accredit Loans, Inc., Series 2006-QS16-A10	6.00%		11/25/2036	1,266,559
5,006,099	Residential Accredit Loans, Inc., Series 2006-QS16-A11	6.00%		11/25/2036	4,503,683
1,461,336	Residential Accredit Loans, Inc., Series 2006-QS16-A7	6.00%		11/25/2036	1,314,675
1,579,146	Residential Accredit Loans, Inc., Series 2006-QS16-A8	6.00%		11/25/2036	1,420,662
624,898	Residential Accredit Loans, Inc., Series 2006-QS16-A9	6.00%		11/25/2036	562,183
3,011,466	Residential Accredit Loans, Inc., Series 2006-QS17-A4	6.00%		12/25/2036	2,789,325
16,730,404	Residential Accredit Loans, Inc., Series 2006-QS17-A5	6.00%		12/25/2036	15,496,284
1,777,343	Residential Accredit Loans, Inc., Series 2006-QS1-A6 (-8 x 1 Month LIBOR USD + 42.86%, 42.86% Cap)	28.51%	I/F	01/25/2036	2,743,185
11,160,572	Residential Accredit Loans, Inc., Series 2006-QS3-1A11	6.00%		03/25/2036	10,650,534
2,678,024	Residential Accredit Loans, Inc., Series 2006-QS4-A8 (-8 x 1 Month LIBOR USD + 5,143.00%, 8.00% Cap)	8.00%	I/F	04/25/2036	2,611,528
7,366,848	Residential Accredit Loans, Inc., Series 2006-QS5-A3	6.00%		05/25/2036	6,913,462
21,955,979	Residential Accredit Loans, Inc., Series 2006-QS5-A4	6.00%		05/25/2036	20,604,716
2,814,890	Residential Accredit Loans, Inc., Series 2006-QS6-1A16	6.00%		06/25/2036	2,595,217
4,629,908	Residential Accredit Loans, Inc., Series 2006-QS6-1A2	6.00%		06/25/2036	4,268,592
9,831,989	Residential Accredit Loans, Inc., Series 2006-QS8-A1	6.00%		08/25/2036	9,070,169
17,050,104	Residential Accredit Loans, Inc., Series 2006-QS8-A5 (-1 x 1 Month LIBOR USD + 5.55%, 5.55% Cap)	3.68%	I/F I/O	08/25/2036	2,003,212
5,787,320	Residential Accredit Loans, Inc., Series 2006-QS9-1A6 (-1 x 1 Month LIBOR USD + 5.30%, 5.30% Cap)	3.43%	I/F I/O	07/25/2036	699,478
33,584,939	Residential Accredit Loans, Inc., Series 2007-QH5-AII (1 Month LIBOR USD + 0.23%, 0.23% Floor)	2.10%		06/25/2037	19,099,298
5,627,500	Residential Accredit Loans, Inc., Series 2007-QS11-A1	7.00%		10/25/2037	4,974,069
18,404,606	Residential Accredit Loans, Inc., Series 2007-QS1-1A2 (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	3.58%	I/F I/O	01/25/2037	1,871,629
1,852,619	Residential Accredit Loans, Inc., Series 2007-QS1-1A4	6.00%		01/25/2037	1,742,466
4,597,179	Residential Accredit Loans, Inc., Series 2007-QS1-2A10	6.00%		01/25/2037	4,185,272
800,515	Residential Accredit Loans, Inc., Series 2007-QS2-A6	6.25%		01/25/2037	746,367
31,000,367	Residential Accredit Loans, Inc., Series 2007-QS3-A1	6.50%		02/25/2037	28,217,229
4,943,202	Residential Accredit Loans, Inc., Series 2007-QS3-A4	6.25%		02/25/2037	4,443,567
7,937,732	Residential Accredit Loans, Inc., Series 2007-QS4-3A3	6.00%		03/25/2037	7,260,178
3,620,540	Residential Accredit Loans, Inc., Series 2007-QS5-A1	5.50%		03/25/2037	3,281,194
1,493,620	Residential Accredit Loans, Inc., Series 2007-QS5-A5 (1 Month LIBOR USD + 0.30%, 0.30% Floor, 7.00% Cap)	2.17%		03/25/2037	1,151,883
4,960,654	Residential Accredit Loans, Inc., Series 2007-QS5-A8 (-1 x 1 Month LIBOR USD + 6.70%, 6.70% Cap)	4.83%	I/F I/O	03/25/2037	820,846
3,934,583	Residential Accredit Loans, Inc., Series 2007-QS6-A102	5.75%		04/25/2037	3,713,211
1,265,083	Residential Accredit Loans, Inc., Series 2007-QS6-A13 (-8 x 1 Month LIBOR USD + 55.00%, 55.00% Cap)	39.40%	I/F	04/25/2037	2,252,710
5,634,015	Residential Accredit Loans, Inc., Series 2007-QS6-A45	5.75%		04/25/2037	5,317,028
8,978,879	Residential Accredit Loans, Inc., Series 2007-QS6-A6	6.25%		04/25/2037	8,659,782
620,143	Residential Accredit Loans, Inc., Series 2007-QS6-A77 (-8 x 1 Month LIBOR USD + 55.83%, 55.83% Cap)	40.24%	I/F	04/25/2037	1,122,844
7,956,163	Residential Accredit Loans, Inc., Series 2007-QS7-2A1	6.75%		06/25/2037	5,236,601
31,970,412	Residential Accredit Loans, Inc., Series 2007-QS9-A33	6.50%		07/25/2037	29,400,716
4,185,346	Residential Asset Mortgage Products, Inc., Series 2004-RS7-A3	3.86%	#	07/25/2034	3,930,306
4,245,989	Residential Asset Mortgage Products, Inc., Series 2005-RS1-AI5	5.41%	ß	01/25/2035	4,272,986
40,413,306	Residential Asset Mortgage Products, Inc., Series 2005-RS9-AI4 (1 Month LIBOR USD + 0.32%, 0.32% Floor)	2.19%		11/25/2035	37,677,285
29,768,345	Residential Asset Mortgage Products, Inc., Series 2006-RS2-A3A (1 Month LIBOR USD + 0.30%, 0.30% Floor, 14.00% Cap)	2.17%		03/25/2036	29,257,125
8,368,540	Residential Asset Mortgage Products, Inc., Series 2006-RZ3-A3 (1 Month LIBOR USD + 0.29%, 0.29% Floor, 14.00% Cap)	2.16%		08/25/2036	8,368,141
12,760,000	Residential Asset Mortgage Products, Inc., Series 2006-RZ5-A3 (1 Month LIBOR USD + 0.25%, 0.25% Floor, 14.00% Cap)	2.12%		08/25/2046	12,770,268
27,100,365	Residential Asset Securities Corporation, Series 2005-KS11-M2 (1 Month LIBOR USD + 0.42%, 0.42% Floor, 14.00% Cap)	2.29%		12/25/2035	27,011,630
6,919,340	Residential Asset Securities Corporation, Series 2006-EMX5-A3 (1 Month LIBOR USD + 0.16%, 0.16% Floor, 14.00% Cap)	2.03%		07/25/2036	6,539,415
36,019,539	Residential Asset Securities Corporation, Series 2007-EMX1-A13 (1 Month LIBOR USD + 0.20%, 0.20% Floor, 14.00% Cap)	1.82%		01/25/2037	31,752,178
23,129,619	Residential Asset Securities Corporation, Series 2007-KS3-AI3 (1 Month LIBOR USD + 0.25%, 0.25% Floor, 14.00% Cap)	2.12%		04/25/2037	22,804,509
6,138,823	Residential Asset Securitization Trust, Series 2005-A11-2A4	6.00%		10/25/2035	4,954,844
2,877,804	Residential Asset Securitization Trust, Series 2005-A12-A7 (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	3.13%	I/F I/O	11/25/2035	358,740
2,604,900	Residential Asset Securitization Trust, Series 2005-A12-A8 (1 Month LIBOR USD + 0.55%, 0.55% Floor, 5.50% Cap)	2.42%		11/25/2035	1,975,631
11,141,749	Residential Asset Securitization Trust, Series 2005-A13-2A1	5.50%		10/25/2035	8,199,316
10,690,238	Residential Asset Securitization Trust, Series 2005-A15-5A3	5.75%		02/25/2036	8,375,953
1,963,936	Residential Asset Securitization Trust, Series 2005-A7-A3	5.50%		06/25/2035	1,723,768
5,059,412	Residential Asset Securitization Trust, Series 2005-A8CB-A11	6.00%		07/25/2035	4,751,847
5,053,193	Residential Asset Securitization Trust, Series 2005-A8CB-A2 (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	3.13%	I/F I/O	07/25/2035	637,710
6,117,659	Residential Asset Securitization Trust, Series 2006-A10-A5	6.50%		09/25/2036	4,353,651
901,058	Residential Asset Securitization Trust, Series 2006-A1-1A3	6.00%		04/25/2036	712,607
7,959,335	Residential Asset Securitization Trust, Series 2006-A12-A1	6.25%		11/25/2036	5,418,568
8,523,497	Residential Asset Securitization Trust, Series 2006-A13-A1	6.25%		12/25/2036	5,797,175
15,124,630	Residential Asset Securitization Trust, Series 2006-A1-3A2	6.00%		04/25/2036	12,950,560
15,352,866	Residential Asset Securitization Trust, Series 2006-A14C-2A6 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	2.32%		12/25/2036	5,181,110
33,881,473	Residential Asset Securitization Trust, Series 2006-A14C-2A7 (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	4.68%	I/F I/O	12/25/2036	8,198,320
7,474,750	Residential Asset Securitization Trust, Series 2006-A2-A11	6.00%		01/25/2046	5,690,166
5,175,067	Residential Asset Securitization Trust, Series 2006-A2-A4	6.00%		01/25/2046	3,939,537
684,533	Residential Asset Securitization Trust, Series 2006-A4-2A5	6.00%		05/25/2036	670,317
5,212,967	Residential Asset Securitization Trust, Series 2006-A4-2A9	6.00%		05/25/2036	5,104,707
4,333,543	Residential Asset Securitization Trust, Series 2006-A8-1A1	6.00%		08/25/2036	3,884,586
6,186,386	Residential Asset Securitization Trust, Series 2006-R1-A1 (-4 x 1 Month LIBOR USD + 28.40%, 28.40% Cap)	20.91%	I/F	01/25/2046	9,083,449
32,273,351	Residential Asset Securitization Trust, Series 2007-A2-1A2	6.00%		04/25/2037	29,197,426
996,532	Residential Asset Securitization Trust, Series 2007-A3-1A2 (-8 x 1 Month LIBOR USD + 46.38%, 46.38% Cap)	32.04%	I/F	04/25/2037	1,868,000
23,540,721	Residential Asset Securitization Trust, Series 2007-A5-1A4 (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	4.23%	I/F I/O	05/25/2037	4,397,237
6,063,075	Residential Asset Securitization Trust, Series 2007-A5-1A6 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.50% Cap)	2.27%		05/25/2037	1,087,383
6,785,160	Residential Asset Securitization Trust, Series 2007-A5-2A3	6.00%		05/25/2037	6,011,534
2,973,589	Residential Asset Securitization Trust, Series 2007-A5-2A5	6.00%		05/25/2037	2,634,548
12,785,191	Residential Asset Securitization Trust, Series 2007-A6-1A2	6.00%		06/25/2037	11,660,391
9,127,574	Residential Asset Securitization Trust, Series 2007-A7-A1	6.00%		07/25/2037	6,662,683
40,148,932	Residential Asset Securitization Trust, Series 2007-A7-A2	6.00%		07/25/2037	29,306,761
17,789,144	Residential Asset Securitization Trust, Series 2007-A7-A6	6.00%		07/25/2037	12,985,207
208,494	Residential Funding Mortgage Securities Trust, Series 2003-S16-A1	4.75%		09/25/2018	208,957
3,302,518	Residential Funding Mortgage Securities Trust, Series 2005-S9-A10	6.25%		12/25/2035	3,221,018
8,833,034	Residential Funding Mortgage Securities Trust, Series 2005-S9-A6	5.75%		12/25/2035	8,609,715
657,871	Residential Funding Mortgage Securities Trust, Series 2005-S9-A8	5.50%		12/25/2035	633,054
10,738,348	Residential Funding Mortgage Securities Trust, Series 2006-S10-1A1	6.00%		10/25/2036	10,225,106
18,777,927	Residential Funding Mortgage Securities Trust, Series 2006-S11-A1	6.00%		11/25/2036	17,714,822
3,480,265	Residential Funding Mortgage Securities Trust, Series 2006-S5-A12	6.00%		06/25/2036	3,453,928
238,274	Residential Funding Mortgage Securities Trust, Series 2006-S5-A15	6.00%		06/25/2036	236,470
6,115,272	Residential Funding Mortgage Securities Trust, Series 2006-S9-A1	6.25%		09/25/2036	5,967,777
8,185,757	Residential Funding Mortgage Securities Trust, Series 2007-S1-A7	6.00%		01/25/2037	7,901,039
4,034,211	Residential Funding Mortgage Securities Trust, Series 2007-S2-A1	6.00%		02/25/2037	3,862,328
4,544,983	Residential Funding Mortgage Securities Trust, Series 2007-S2-A4	6.00%		02/25/2037	4,351,338
8,484,963	Residential Funding Mortgage Securities Trust, Series 2007-S2-A5	6.00%		02/25/2037	8,123,451
1,325,917	Residential Funding Mortgage Securities Trust, Series 2007-S2-A9	6.00%		02/25/2037	1,269,425
3,901,411	Residential Funding Mortgage Securities Trust, Series 2007-S3-1A4	6.00%		03/25/2037	3,731,092
1,214,916	Residential Funding Mortgage Securities Trust, Series 2007-S4-A1	6.00%		04/25/2037	1,148,771
3,243,187	Residential Funding Mortgage Securities Trust, Series 2007-S4-A2	6.00%		04/25/2037	3,066,613
27,587,993	Residential Funding Mortgage Securities Trust, Series 2007-S5-A1	6.00%		05/25/2037	26,484,233
7,995,109	Residential Funding Mortgage Securities Trust, Series 2007-S5-A8	6.00%		05/25/2037	7,675,235
4,438,976	Residential Funding Mortgage Securities Trust, Series 2007-S6-2A4	6.00%		06/25/2037	4,222,130
21,438,307	Residential Funding Mortgage Securities Trust, Series 2007-S7-A20	6.00%		07/25/2037	20,474,704
10,117,829	Residential Funding Mortgage Securities Trust, Series 2007-S8-1A1	6.00%		09/25/2037	9,328,200
2,609,506	Residential Funding Mortgage Securities Trust, Series 2007-SA1-4A	4.98%	#	02/25/2037	2,196,123
8,857,507	Residential Funding Mortgage Securities Trust, Series 2007-SA2-2A1	4.16%	#	04/25/2037	8,527,406
27,991,563	RMAT LLC, Series 2015-PR2-A1	8.85%	^ §	11/25/2035	26,979,920
42,970,287	Saxon Asset Securities Trust, Series 2006-3-A3 (1 Month LIBOR USD + 0.17%, 0.17% Floor, 12.25% Cap)	2.04%		10/25/2046	42,112,781
337,355,344	Securitized Mortgage Asset Loan Trust, Series 2015-1-PC	2.41%	# ^ ¥	02/25/2054	284,977,183
66,173,321	Securitized Mortgage Asset Loan Trust, Series 2015-2-PC	0.00%	# ^ ¥	12/26/2059	62,093,603
101,456,744	Securitized Mortgage Asset Loan Trust, Series 2015-3-PC	0.00%	# ^ ¥	10/25/2044	97,456,517
174,968	Sequoia Mortgage Trust, Series 2003-4-2A1 (1 Month LIBOR USD + 0.35%, 0.35% Floor, 11.50% Cap)	2.17%		07/20/2033	169,426
9,612,592	Sequoia Mortgage Trust, Series 2013-2-A	1.87%	#	02/25/2043	8,811,892
11,491,810	Sequoia Mortgage Trust, Series 2013-6-A2	3.00%	#	05/25/2043	11,224,203
74,011,690	Sequoia Mortgage Trust, Series 2015-4-A1	3.00%	# ^	11/25/2030	73,514,406
132,469,497	Sequoia Mortgage Trust, Series 2016-1-A1	3.50%	# ^	06/25/2046	131,821,324
208,004,434	Sequoia Mortgage Trust, Series 2016-2-A1	3.50%	# ^	08/25/2046	206,612,052
15,720,129	SG Mortgage Securities Trust, Series 2006-FRE1-A1A (1 Month LIBOR USD + 0.17%, 0.17% Floor)	2.04%		02/25/2036	14,550,304
30,100,089	SG Mortgage Securities Trust, Series 2017-1-A1	3.71%	# ^	04/25/2047	29,864,150
55,102,465	Shellpoint Co-Originator Trust, Series 2015-1-A3	3.50%	# ^	08/25/2045	54,455,645
50,402,990	Sofi Mortgage Trust, Series 2016-1A-1A4	3.00%	# ^	11/25/2046	48,458,246
30,571,921	Soundview Home Loan Trust, Series 2007-NS1-A3 (1 Month LIBOR USD + 0.20%, 0.20% Floor)	2.07%		01/25/2037	30,043,849
5,456,995	Soundview Home Loan Trust, Series 2007-OPT1-2A2 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	2.02%		06/25/2037	4,007,893
30,043,668	Soundview Home Loan Trust, Series 2007-OPT4-1A1 (1 Month LIBOR USD + 1.00%, 1.00% Floor)	2.87%		09/25/2037	23,915,571
12,311,285	STARM Mortgage Loan Trust, Series 2007-2-1A1	3.80%	#	04/25/2037	9,986,464
5,067,475	STARM Mortgage Loan Trust, Series 2007-3-1A1	3.71%	#	06/25/2037	4,801,508
4,269,451	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12-8A	3.50%	#	09/25/2034	4,226,007
8,274,684	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22-4A1	3.73%	#	12/25/2035	7,965,877
5,618,598	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-12-2A1	3.69%	#	01/25/2037	5,181,500
2,405,721	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-1-8A1	3.74%	#	02/25/2036	2,075,244
4,065,946	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-6-3A1	3.64%	#	07/25/2036	3,598,352
14,494	Structured Asset Securities Corporation, Series 2003-18XS-A6	4.54%		06/25/2033	14,578
2,871,919	Structured Asset Securities Corporation, Series 2003-24A-1A3	3.53%	#	07/25/2033	2,899,081
5,639,483	Structured Asset Securities Corporation, Series 2003-35-1A1	5.17%	#	12/25/2033	5,808,559
1,222,838	Structured Asset Securities Corporation, Series 2004-11XS-2A2	5.40%		06/25/2034	1,857,985
17,772,576	Structured Asset Securities Corporation, Series 2005-10-1A1	5.75%		06/25/2035	17,264,355
812,481	Structured Asset Securities Corporation, Series 2005-10-6A1	5.00%		06/25/2020	825,126
1,268,923	Structured Asset Securities Corporation, Series 2005-14-1A1 (1 Month LIBOR USD + 0.30%, 0.30% Floor, 7.25% Cap)	2.17%		07/25/2035	1,038,292
505,050	Structured Asset Securities Corporation, Series 2005-14-1A4 (-4 x 1 Month LIBOR USD + 24.53%, 24.53% Cap)	16.18%	I/F	07/25/2035	564,617
22,782,430	Structured Asset Securities Corporation, Series 2005-14-4A1	5.75%		07/25/2035	22,975,292
1,722,839	Structured Asset Securities Corporation, Series 2005-15-1A1	5.50%		08/25/2035	1,811,176
4,687,320	Structured Asset Securities Corporation, Series 2005-15-2A7	5.50%		08/25/2035	4,711,073
6,701,198	Structured Asset Securities Corporation, Series 2005-15-3A1	4.78%	#	08/25/2035	6,576,489
5,072,945	Structured Asset Securities Corporation, Series 2005-16-1A2	5.50%		09/25/2035	5,088,089
4,632,406	Structured Asset Securities Corporation, Series 2005-16-3A1	6.00%		09/25/2035	3,750,350
5,937,788	Structured Asset Securities Corporation, Series 2005-3-1A6	5.75%		03/25/2035	5,697,258
49,990,125	Structured Asset Securities Corporation, Series 2006-BC4-A4 (1 Month LIBOR USD + 0.17%, 0.17% Floor)	2.04%		12/25/2036	48,583,428
105,699,106	Structured Asset Securities Corporation, Series 2007-4-1A3 (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	4.69%	^ I/F I/O Þ	03/28/2045	13,120,060
721,625	Suntrust Alternative Loan Trust, Series 2005-1F-2A3	5.75%		12/25/2035	711,695
1,153,416	Suntrust Alternative Loan Trust, Series 2006-1F-1A3	6.00%		04/25/2036	1,070,358
631,628	Thornburg Mortgage Securities Trust, Series 2003-6-A2 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 11.50% Cap)	2.37%		12/25/2033	582,758
5,772,295	Thornburg Mortgage Securities Trust, Series 2004-4-5A	3.12%	#	12/25/2044	5,705,095
17,169,441	Thornburg Mortgage Securities Trust, Series 2007-1-A1 (12 Month LIBOR USD + 1.30%, 0.11% Floor, 10.75% Cap)	3.98%		03/25/2037	16,445,261
3,578,951	Thornburg Mortgage Securities Trust, Series 2007-1-A2A (12 Month LIBOR USD + 1.30%, 0.11% Floor, 10.75% Cap)	3.98%		03/25/2037	3,118,330
10,615,682	Towd Point Mortgage Trust, Series 2015-1-AE	3.00%	^	10/25/2053	10,571,975
8,562,219	Towd Point Mortgage Trust, Series 2015-1-AES	3.00%	# ^	10/25/2053	8,559,343
6,694,455	Towd Point Mortgage Trust, Series 2015-2-1A12	2.75%	# ^	11/25/2060	6,634,995
17,837,017	Towd Point Mortgage Trust, Series 2015-2-1A13	2.50%	# ^	11/25/2060	17,581,887
50,732,991	Towd Point Mortgage Trust, Series 2015-5-A1B	2.75%	# ^	05/25/2055	50,459,180
63,411,579	Towd Point Mortgage Trust, Series 2015-6-A1B	2.75%	# ^	04/25/2055	62,894,293
37,276,194	US Residential Opportunity Fund Trust, Series 2017-1II-A	3.35%	^ §	11/27/2037	37,045,414
193,798,343	US Residential Opportunity Fund Trust, Series 2017-1III-A	3.35%	^ §	11/27/2037	193,784,099
66,480,718	US Residential Opportunity Fund Trust, Series 2017-1IV-A	3.35%	^ §	11/27/2037	66,045,103
20,137,588	Velocity Commercial Capital Loan Trust, Series 2016-1-AFX	3.53%	# ^	04/25/2046	20,071,812
46,119,817	Velocity Commercial Capital Loan Trust, Series 2017-2-AFX	3.07%	# ^	11/25/2047	45,843,145
28,481,884	VOLT LLC, Series 2017-NP10-A1	3.00%	^ §	10/25/2047	28,286,971
5,991,671	VOLT LLC, Series 2017-NPL1-A1	3.50%	^ §	02/25/2047	5,993,204
67,140,565	VOLT LLC, Series 2017-NPL2-A1	3.50%	^ §	03/25/2047	67,186,248
153,548,713	VOLT LLC, Series 2017-NPL3-A1	3.50%	^ §	03/25/2047	153,957,276
92,656,196	VOLT LLC, Series 2017-NPL4-A1	3.38%	^ §	04/25/2047	92,693,945
106,426,498	VOLT LLC, Series 2017-NPL5-A1	3.38%	^ §	05/28/2047	106,514,364
52,286,451	VOLT LLC, Series 2017-NPL6-A1	3.25%	^ §	05/25/2047	52,174,161
116,360,947	VOLT LLC, Series 2017-NPL7-A1	3.25%	^ §	06/25/2047	116,157,013
72,692,990	VOLT LLC, Series 2017-NPL8-A1	3.13%	^ §	06/25/2047	72,500,346
71,740,563	VOLT LLC, Series 2017-NPL9-A1	3.13%	^ §	09/25/2047	71,526,260
6,992,134	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-1-2A	6.00%		03/25/2035	6,598,063
2,641,211	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-4-5A1	5.50%		06/25/2035	2,587,196
1,072,610	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-5-CB12 (-11 x 1 Month LIBOR USD + 50.60%, 50.60% Cap)	30.01%	I/F	07/25/2035	1,658,743
3,473,375	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-5-CB6 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 7.50% Cap)	2.47%		07/25/2035	3,082,069
1,082,336	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-6-2A7	5.50%		08/25/2035	1,058,406
13,538,209	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-7-2CB6 (1 Month LIBOR USD + 1.45%, 1.45% Floor, 6.00% Cap)	3.32%		08/25/2035	12,916,632
1,230,746	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-7-2CB7 (-11 x 1 Month LIBOR USD + 50.05%, 50.05% Cap)	29.46%	I/F	08/25/2035	1,722,545
1,429,977	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-7-3CB	6.50%		08/25/2035	1,250,620
13,365,853	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-8-1A2	5.50%		10/25/2035	12,846,245
10,451,281	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-9-2A2	5.50%		11/25/2035	9,759,956
2,837,615	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-9-CX	5.50%	I/O	11/25/2035	601,008
4,112,858	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-1-3A1	5.75%		02/25/2036	3,941,994
2,082,583	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-1-3A2	5.75%		02/25/2036	1,996,065
1,768,881	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-1-3A7	5.75%		02/25/2036	1,695,395
4,360,234	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-3-3CB4	6.00%		04/25/2036	4,028,110
2,628,050	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-5-1A8	5.75%		07/25/2036	2,368,426
4,918,215	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-5-2CB1	6.00%		07/25/2036	4,070,477
8,933,549	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-5-2CB6	6.00%		07/25/2036	7,393,700
7,163,804	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-5-3A5	6.45%	ß	07/25/2036	3,237,084
4,022,282	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-9-A7	4.81%	ß	10/25/2036	2,194,848
9,994,400	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR10-1A1	3.27%	#	09/25/2036	9,729,258
16,797,850	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR15-1A (12 Month US Treasury Average + 0.84%, 0.84% Floor)	2.12%		11/25/2046	14,600,268
1,277,979	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR6-2A3	3.32%	#	08/25/2036	1,238,975
13,987,106	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-2-1A2	6.00%		04/25/2037	12,301,888
14,310,232	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-2-1A6	6.00%		04/25/2037	12,586,083
6,917,589	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-3-A2	6.00%		04/25/2037	6,726,396
9,376,862	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-3-A3	6.00%		04/25/2037	9,117,697
7,991,166	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-4-1A1	5.50%		06/25/2037	7,974,142
397,192	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-5-A11 (-6 x 1 Month LIBOR USD + 39.48%, 39.48% Cap)	28.25%	I/F	06/25/2037	673,302
9,929,792	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-5-A6	6.00%		06/25/2037	9,926,059
17,051,771	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY3-4A1	3.46%	#	03/25/2037	16,963,477
19,627,851	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY5-1A1	3.01%	#	05/25/2037	18,091,822
15,850,974	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY6-2A3	3.16%	#	06/25/2037	15,250,498
11,754,209	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-OC1-A2 (1 Month LIBOR USD + 0.12%, 0.12% Floor)	1.99%		01/25/2047	10,702,298
1,772,054	Wells Fargo Alternative Loan Trust, Series 2007-PA1-A10	6.00%		03/25/2037	1,684,191
7,780,698	Wells Fargo Alternative Loan Trust, Series 2007-PA1-A3	6.00%		03/25/2037	7,394,911
6,708,664	Wells Fargo Alternative Loan Trust, Series 2007-PA1-A5	6.00%		03/25/2037	6,376,031
10,995,164	Wells Fargo Alternative Loan Trust, Series 2007-PA1-A6	6.00%		03/25/2037	10,449,995
45,623,683	Wells Fargo Alternative Loan Trust, Series 2007-PA2-1A1	6.00%		06/25/2037	45,750,390
6,778,546	Wells Fargo Alternative Loan Trust, Series 2007-PA2-3A1 (1 Month LIBOR USD + 0.35%, 0.35% Floor, 7.00% Cap)	2.22%		06/25/2037	4,993,498
9,985,847	Wells Fargo Alternative Loan Trust, Series 2007-PA2-3A2 (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	4.78%	I/F I/O	06/25/2037	1,845,085
640,013	Wells Fargo Alternative Loan Trust, Series 2007-PA3-1A4	5.75%		07/25/2037	601,287
14,442,965	Wells Fargo Alternative Loan Trust, Series 2007-PA3-2A1	6.00%		07/25/2037	14,242,336
5,738,283	Wells Fargo Alternative Loan Trust, Series 2007-PA3-2A4	6.00%		07/25/2037	5,658,572
11,822,047	Wells Fargo Alternative Loan Trust, Series 2007-PA3-3A1	6.25%		07/25/2037	11,210,400
5,501,929	Wells Fargo Alternative Loan Trust, Series 2007-PA3-4A3	6.50%		07/25/2037	5,162,430
82,169,750	Wells Fargo Alternative Loan Trust, Series 2007-PA5-1A1	6.25%		11/25/2037	80,046,393
7,280,834	Wells Fargo Alternative Loan Trust, Series 2007-PA6-A1	3.67%	#	12/28/2037	7,183,465
11,932,625	Wells Fargo Mortgage Backed Securities Trust, Series 2004-Y-3A3	3.74%	#	11/25/2034	12,293,175
18,972,359	Wells Fargo Mortgage Backed Securities Trust, Series 2005-17-1A1	5.50%		01/25/2036	18,766,717
26,790	Wells Fargo Mortgage Backed Securities Trust, Series 2005-4-A7 (-4 x 1 Month LIBOR USD + 23.89%, 23.89% Cap)	16.44%	I/F	04/25/2035	28,450
1,895,121	Wells Fargo Mortgage Backed Securities Trust, Series 2005-8-A1	5.50%		10/25/2035	1,957,168
1,351,742	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16-6A4	3.49%	#	10/25/2035	1,361,014
3,664,365	Wells Fargo Mortgage Backed Securities Trust, Series 2006-12-A3	6.00%		10/25/2036	3,691,190
4,590,254	Wells Fargo Mortgage Backed Securities Trust, Series 2006-14-A1	6.00%		10/25/2036	4,576,743
5,469,166	Wells Fargo Mortgage Backed Securities Trust, Series 2006-15-A1	6.00%		11/25/2036	5,484,857
66,169	Wells Fargo Mortgage Backed Securities Trust, Series 2006-2-1A4 (-3 x 1 Month LIBOR USD + 19.39%, 19.39% Cap)	14.24%	I/F	03/25/2036	75,249
2,983,124	Wells Fargo Mortgage Backed Securities Trust, Series 2006-2-3A1	5.75%		03/25/2036	2,941,326
16,128,543	Wells Fargo Mortgage Backed Securities Trust, Series 2006-3-A11	5.50%		03/25/2036	16,559,643
3,659,988	Wells Fargo Mortgage Backed Securities Trust, Series 2006-3-A6	5.50%		03/25/2036	3,610,741
201,551	Wells Fargo Mortgage Backed Securities Trust, Series 2006-4-2A2	5.50%		04/25/2036	197,267
2,312,710	Wells Fargo Mortgage Backed Securities Trust, Series 2006-6-2A1 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 7.50% Cap)	2.27%		05/25/2036	2,088,203
2,312,710	Wells Fargo Mortgage Backed Securities Trust, Series 2006-6-2A2 (-1 x 1 Month LIBOR USD + 7.10%, 7.10% Cap)	5.23%	I/F I/O	05/25/2036	337,182
1,876,715	Wells Fargo Mortgage Backed Securities Trust, Series 2006-9-2A1	0.00%	P/O	08/25/2036	1,255,011
1,876,715	Wells Fargo Mortgage Backed Securities Trust, Series 2006-9-2A2	6.00%	I/O	08/25/2036	407,774
7,673,389	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR12-1A1	3.75%	#	09/25/2036	7,682,788
4,119,390	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR13-A2	3.53%	#	09/25/2036	4,100,156
4,445,841	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR4-2A1	4.15%	#	04/25/2036	4,151,684
1,289,471	Wells Fargo Mortgage Backed Securities Trust, Series 2007-10-1A18	6.00%		07/25/2037	1,289,965
2,432,698	Wells Fargo Mortgage Backed Securities Trust, Series 2007-10-2A11	6.00%		07/25/2037	2,384,150
1,322,007	Wells Fargo Mortgage Backed Securities Trust, Series 2007-11-A14	6.00%		08/25/2037	1,298,822
2,638,588	Wells Fargo Mortgage Backed Securities Trust, Series 2007-11-A36	6.00%		08/25/2037	2,592,314
1,875,163	Wells Fargo Mortgage Backed Securities Trust, Series 2007-11-A96	6.00%		08/25/2037	1,842,277
24,122,016	Wells Fargo Mortgage Backed Securities Trust, Series 2007-14-1A1	6.00%		10/25/2037	23,924,788
14,193,573	Wells Fargo Mortgage Backed Securities Trust, Series 2007-2-1A1	6.00%		03/25/2037	14,182,187
821,426	Wells Fargo Mortgage Backed Securities Trust, Series 2007-2-1A18	5.75%		03/25/2037	815,546
1,850,068	Wells Fargo Mortgage Backed Securities Trust, Series 2007-2-1A9	6.00%		03/25/2037	1,848,584
412,733	Wells Fargo Mortgage Backed Securities Trust, Series 2007-2-3A2	5.25%		03/25/2037	423,110
1,534,919	Wells Fargo Mortgage Backed Securities Trust, Series 2007-3-1A3	6.00%		04/25/2037	1,540,144
1,418,736	Wells Fargo Mortgage Backed Securities Trust, Series 2007-4-A11	6.50%		04/25/2037	1,453,673
5,449,852	Wells Fargo Mortgage Backed Securities Trust, Series 2007-4-A15	6.00%		04/25/2037	5,504,554
3,214,570	Wells Fargo Mortgage Backed Securities Trust, Series 2007-4-A3	6.00%		04/25/2037	3,246,835
3,390,195	Wells Fargo Mortgage Backed Securities Trust, Series 2007-4-A8	6.00%		04/25/2037	3,424,223
3,570,284	Wells Fargo Mortgage Backed Securities Trust, Series 2007-6-A4	6.00%		05/25/2037	3,583,910
1,706,055	Wells Fargo Mortgage Backed Securities Trust, Series 2007-6-A6	6.00%		05/25/2037	1,712,567
5,619,232	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A1	6.00%		06/25/2037	5,598,888
390,807	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A32	5.75%		06/25/2037	386,093
12,654,097	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A34	6.00%		06/25/2037	12,608,283
3,427,346	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A36	6.00%		06/25/2037	3,414,937
1,165,586	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A43 (1 Month LIBOR USD + 0.50% , 0.50% Floor, 7.00% Cap)	2.37%		06/25/2037	1,001,051
3,184,357	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A49	6.00%		06/25/2037	3,172,828
1,348,088	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A8 (1 Month LIBOR USD + 0.50% , 0.50% Floor, 7.00% Cap)	2.37%		06/25/2037	1,157,790
608,146	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A9 (-6 x 1 Month LIBOR USD + 39.00% , 39.00% Cap)	27.77%	I/F	06/25/2037	918,553
983,016	Wells Fargo Mortgage Backed Securities Trust, Series 2007-8-1A13 (1 Month LIBOR USD + 0.37% , 0.37% Floor, 7.00% Cap)	2.24%		07/25/2037	909,929
983,016	Wells Fargo Mortgage Backed Securities Trust, Series 2007-8-1A14 (-6 x 1 Month LIBOR USD + 39.78%, 39.78% Cap)	28.55%	I/F	07/25/2037	1,333,125
15,974,010	Wells Fargo Mortgage Backed Securities Trust, Series 2007-8-1A16	6.00%		07/25/2037	15,976,147
10,659,211	Wells Fargo Mortgage Backed Securities Trust, Series 2007-8-1A2	6.00%		07/25/2037	10,660,637
1,506,903	Wells Fargo Mortgage Backed Securities Trust, Series 2007-8-1A20	6.00%		07/25/2037	1,507,105
13,463,187	Wells Fargo Mortgage Backed Securities Trust, Series 2007-8-1A22	6.00%		07/25/2037	13,465,001
4,685,702	Wells Fargo Mortgage Backed Securities Trust, Series 2007-8-1A3	6.00%		07/25/2037	4,686,331
6,099,693	Wells Fargo Mortgage Backed Securities Trust, Series 2007-8-2A9	6.00%		07/25/2037	6,608,270
40,743,637	Wells Fargo Mortgage Backed Securities Trust, Series 2007-AR9-A1	3.69%	#	12/28/2037	38,672,915
17,861,601	WinWater Mortgage Loan Trust, Series 2015-4-A5	3.50%	# ^	06/20/2045	17,936,959
131,801,176	WinWater Mortgage Loan Trust, Series 2015-5-A3	3.50%	# ^	08/20/2045	131,121,543
21,310,416	WinWater Mortgage Loan Trust, Series 2016-1-1A5	3.50%	# ^	01/20/2046	21,106,989

Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $13,277,132,943)					13,325,205,289

US Corporate Bonds - 0.1%
4,915,000	American Express Credit Corporation (3 Month LIBOR USD + 0.55%)	2.73%		03/18/2019	4,929,294
5,000,000	American Express Credit Corporation (3 Month LIBOR USD + 0.33%)	2.12%		05/03/2019	5,006,592
2,085,000	American Express Credit Corporation (3 Month LIBOR USD + 0.43%)	2.45%		03/03/2020	2,093,404
5,915,000	BB&T Corporation (3 Month LIBOR USD + 0.57%)	2.69%		06/15/2020	5,941,877
2,000,000	Chevron Corporation (3 Month LIBOR USD + 0.41%)	2.25%		11/15/2019	2,010,219
3,150,000	Citibank N.A. (3 Month LIBOR USD + 0.34%)	2.54%		03/20/2019	3,154,156
2,600,000	Citibank N.A. (3 Month LIBOR USD + 0.50%)	2.57%		06/12/2020	2,615,235
12,500,000	Consolidated Edison, Inc.	5.85%		04/01/2018	12,500,000
1,500,000	Daimler Finance North America LLC (3 Month LIBOR USD + 0.74%)	2.44%	^	07/05/2019	1,509,879
5,000,000	Daimler Finance North America LLC (3 Month LIBOR USD + 0.43%)	2.24%	^	02/12/2021	5,003,872
12,500,000	JPMorgan Chase & Company (3 Month LIBOR USD + 0.84%)	3.09%		03/22/2019	12,567,120
3,040,000	Medtronic, Inc. (3 Month LIBOR USD + 0.80%)	2.92%		03/15/2020	3,077,136
6,000,000	Morgan Stanley (3 Month LIBOR USD + 0.55%)	2.29%		02/10/2021	6,004,920
5,000,000	Oracle Corporation	5.75%		04/15/2018	5,004,669
3,000,000	PepsiCo, Inc. (3 Month LIBOR USD + 0.04%)	1.82%		05/02/2019	2,998,833
411,000	Wells Fargo & Company (3 Month LIBOR USD + 0.88%)	2.62%		07/22/2020	414,927
1,000,000	Wells Fargo & Company (3 Month LIBOR USD + 1.01%)	3.04%		12/07/2020	1,012,386

Total US Corporate Bonds (Cost $75,816,463)					75,844,519

US Government and Agency Mortgage Backed Obligations - 47.6%
74,375,000	Federal Home Loan Mortgage Corporation	1.00%		10/11/2018	73,994,646
8,464,252	Federal Home Loan Mortgage Corporation, Pool C0-3490	4.50%		08/01/2040	8,956,686
51,813,402	Federal Home Loan Mortgage Corporation, Pool C9-1388	3.50%		02/01/2032	52,935,573
27,386,738	Federal Home Loan Mortgage Corporation, Pool C9-1403	3.50%		03/01/2032	27,980,610
26,559,793	Federal Home Loan Mortgage Corporation, Pool C9-1413	3.50%		12/01/2031	27,135,622
13,425,092	Federal Home Loan Mortgage Corporation, Pool C9-1417	3.50%		01/01/2032	13,716,178
55,960,126	Federal Home Loan Mortgage Corporation, Pool C9-1447	3.50%		05/01/2032	57,173,697
62,894,523	Federal Home Loan Mortgage Corporation, Pool C9-1594	3.00%		01/01/2033	63,079,753
18,732,313	Federal Home Loan Mortgage Corporation, Pool C9-1596	3.00%		02/01/2033	18,787,515
9,466,266	Federal Home Loan Mortgage Corporation, Pool D9-8901	3.50%		01/01/2032	9,671,506
25,060,082	Federal Home Loan Mortgage Corporation, Pool D9-8923	3.50%		01/01/2032	25,601,643
23,702,533	Federal Home Loan Mortgage Corporation, Pool D9-9724	3.00%		11/01/2032	23,772,356
21,052,257	Federal Home Loan Mortgage Corporation, Pool G0-1840	5.00%		07/01/2035	22,705,361
4,339,672	Federal Home Loan Mortgage Corporation, Pool G0-4817	5.00%		09/01/2038	4,677,946
21,234,774	Federal Home Loan Mortgage Corporation, Pool G0-7801	4.00%		10/01/2044	21,934,338
41,303,142	Federal Home Loan Mortgage Corporation, Pool G0-7862	4.00%		01/01/2044	42,674,518
46,982,377	Federal Home Loan Mortgage Corporation, Pool G0-7905	4.00%		01/01/2042	48,641,220
77,408,727	Federal Home Loan Mortgage Corporation, Pool G0-8534	3.00%		06/01/2043	76,034,760
25,044,378	Federal Home Loan Mortgage Corporation, Pool G0-8537	3.00%		07/01/2043	24,586,684
59,390,819	Federal Home Loan Mortgage Corporation, Pool G0-8614	3.00%		11/01/2044	58,167,324
69,732,614	Federal Home Loan Mortgage Corporation, Pool G0-8619	3.00%		12/01/2044	68,296,043
93,950,733	Federal Home Loan Mortgage Corporation, Pool G0-8622	3.00%		01/01/2045	92,015,219
179,902,400	Federal Home Loan Mortgage Corporation, Pool G0-8626	3.00%		02/01/2045	176,196,716
98,038,595	Federal Home Loan Mortgage Corporation, Pool G0-8631	3.00%		03/01/2045	95,992,592
250,985,060	Federal Home Loan Mortgage Corporation, Pool G0-8635	3.00%		04/01/2045	245,678,827
74,162,686	Federal Home Loan Mortgage Corporation, Pool G0-8640	3.00%		05/01/2045	72,574,476
384,708,684	Federal Home Loan Mortgage Corporation, Pool G0-8648	3.00%		06/01/2045	376,366,545
74,554,438	Federal Home Loan Mortgage Corporation, Pool G0-8653	3.00%		07/01/2045	72,897,519
41,363,339	Federal Home Loan Mortgage Corporation, Pool G0-8658	3.00%		08/01/2045	40,443,835
49,404,434	Federal Home Loan Mortgage Corporation, Pool G0-8670	3.00%		10/01/2045	48,266,166
582,202,658	Federal Home Loan Mortgage Corporation, Pool G0-8675	3.00%		11/01/2045	568,628,178
253,280,402	Federal Home Loan Mortgage Corporation, Pool G0-8680	3.00%		12/01/2045	247,309,970
175,849,070	Federal Home Loan Mortgage Corporation, Pool G0-8686	3.00%		01/01/2046	171,654,377
230,521,798	Federal Home Loan Mortgage Corporation, Pool G0-8692	3.00%		02/01/2046	225,022,228
462,163,987	Federal Home Loan Mortgage Corporation, Pool G0-8697	3.00%		03/01/2046	451,145,609
632,931,514	Federal Home Loan Mortgage Corporation, Pool G0-8705	3.00%		05/01/2046	617,840,977
165,096,559	Federal Home Loan Mortgage Corporation, Pool G0-8721	3.00%		09/01/2046	161,157,393
89,234,579	Federal Home Loan Mortgage Corporation, Pool G0-8741	3.00%		01/01/2047	87,021,210
10,252,706	Federal Home Loan Mortgage Corporation, Pool G0-8747	3.00%		02/01/2047	10,002,804
67,489,324	Federal Home Loan Mortgage Corporation, Pool G6-0251	3.50%		10/01/2045	67,664,646
227,144,488	Federal Home Loan Mortgage Corporation, Pool G6-0393	3.50%		01/01/2046	228,284,910
95,206,207	Federal Home Loan Mortgage Corporation, Pool J2-2834	2.50%		03/01/2028	93,909,661
66,803,224	Federal Home Loan Mortgage Corporation, Pool Q1-3637	3.00%		11/01/2042	65,634,440
67,634,514	Federal Home Loan Mortgage Corporation, Pool Q1-3638	3.00%		11/01/2042	66,451,628
111,857,190	Federal Home Loan Mortgage Corporation, Pool Q1-6672	3.00%		03/01/2043	109,899,611
6,811,399	Federal Home Loan Mortgage Corporation, Pool Q2-3595	4.00%		12/01/2043	7,049,739
9,014,629	Federal Home Loan Mortgage Corporation, Pool Q2-4052	4.00%		01/01/2044	9,330,072
7,678,387	Federal Home Loan Mortgage Corporation, Pool Q2-4172	4.00%		01/01/2044	7,947,000
6,313,400	Federal Home Loan Mortgage Corporation, Pool Q2-4979	4.00%		02/01/2044	6,532,183
52,996,720	Federal Home Loan Mortgage Corporation, Pool Q3-1596	3.50%		02/01/2045	53,196,855
19,072,393	Federal Home Loan Mortgage Corporation, Pool Q3-2861	3.50%		04/01/2045	19,156,349
51,196,831	Federal Home Loan Mortgage Corporation, Pool Q3-2921	3.50%		04/01/2045	51,390,159
31,954,386	Federal Home Loan Mortgage Corporation, Pool Q3-9502	3.50%		03/01/2046	32,114,711
98,221,149	Federal Home Loan Mortgage Corporation, Pool Q4-4073	3.00%		09/01/2046	95,878,147
68,225,619	Federal Home Loan Mortgage Corporation, Pool Q4-4452	3.00%		11/01/2046	66,576,605
59,054,686	Federal Home Loan Mortgage Corporation, Pool Q4-4665	3.00%		11/01/2046	57,642,626
7,627,707	Federal Home Loan Mortgage Corporation, Pool T6-0392	4.00%		10/01/2041	7,716,811
6,524,403	Federal Home Loan Mortgage Corporation, Pool T6-0681	4.00%		05/01/2042	6,600,666
21,781,262	Federal Home Loan Mortgage Corporation, Pool T6-0782	3.50%		07/01/2042	21,796,195
37,173,338	Federal Home Loan Mortgage Corporation, Pool T6-0853	3.50%		09/01/2042	37,198,903
30,037,293	Federal Home Loan Mortgage Corporation, Pool T6-0854	3.50%		09/01/2042	30,057,952
3,097,736	Federal Home Loan Mortgage Corporation, Pool T6-5110	3.50%		10/01/2042	3,099,846
4,710,374	Federal Home Loan Mortgage Corporation, Pool T6-9016	5.00%		06/01/2041	4,934,912
27,694,611	Federal Home Loan Mortgage Corporation, Pool T6-9050	3.50%		05/01/2046	27,713,619
613,521	Federal Home Loan Mortgage Corporation, Pool U6-0299	4.00%		11/01/2040	635,885
154,242,469	Federal Home Loan Mortgage Corporation, Pool V8-1821	3.00%		08/01/2045	150,855,639
41,475,026	Federal Home Loan Mortgage Corporation, Pool V8-2117	3.00%		12/01/2045	40,522,463
47,824,140	Federal Home Loan Mortgage Corporation, Pool V8-2209	3.50%		02/01/2046	48,064,258
15,681,343	Federal Home Loan Mortgage Corporation, Pool V8-2248	3.50%		03/01/2046	15,743,082
123,644,380	Federal Home Loan Mortgage Corporation, Pool V8-2851	3.00%		01/01/2047	120,681,526
66,206,485	Federal Home Loan Mortgage Corporation, Series 2015-SC02-1A	3.00%		09/25/2045	63,453,249
44,264,045	Federal Home Loan Mortgage Corporation, Series 2016-SC01-1A	3.00%		07/25/2046	42,561,181
1,479,187	Federal Home Loan Mortgage Corporation, Series 2519-ZD	5.50%		11/15/2032	1,581,243
894,471	Federal Home Loan Mortgage Corporation, Series 2596-ZL	5.00%		04/15/2033	957,769
47,546,354	Federal Home Loan Mortgage Corporation, Series 267-30	3.00%		08/15/2042	46,878,278
456,711	Federal Home Loan Mortgage Corporation, Series 2684-ZN	4.00%		10/15/2033	468,076
89,483,343	Federal Home Loan Mortgage Corporation, Series 269-30	3.00%		08/15/2042	88,277,860
38,424,018	Federal Home Loan Mortgage Corporation, Series 274-30	3.00%		08/15/2042	37,927,784
3,260,217	Federal Home Loan Mortgage Corporation, Series 2750-ZT	5.00%		02/15/2034	3,504,624
113,838,154	Federal Home Loan Mortgage Corporation, Series 280-30	3.00%		09/15/2042	112,348,128
12,193,546	Federal Home Loan Mortgage Corporation, Series 3819-MS (-1 x 1 Month LIBOR USD + 6.47%, 6.47% Cap)	4.69%	I/F I/O	06/15/2040	1,279,996
8,342,984	Federal Home Loan Mortgage Corporation, Series 2825-PZ	5.50%		07/15/2034	9,078,275
26,641,533	Federal Home Loan Mortgage Corporation, Series 284-300	3.00%		10/15/2042	26,354,838
5,217,826	Federal Home Loan Mortgage Corporation, Series 2898-JZ	5.00%		12/15/2034	5,629,035
11,846,574	Federal Home Loan Mortgage Corporation, Series 2899-AZ	5.00%		12/15/2034	12,742,924
8,686,754	Federal Home Loan Mortgage Corporation, Series 2909-Z	5.00%		12/15/2034	9,343,007
14,412,717	Federal Home Loan Mortgage Corporation, Series 2932-Z	5.00%		02/15/2035	15,513,687
1,491,097	Federal Home Loan Mortgage Corporation, Series 2990-JL (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	4.87%	I/F I/O	03/15/2035	114,137
5,202,196	Federal Home Loan Mortgage Corporation, Series 3002-SN (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	4.72%	I/F I/O	07/15/2035	639,464
3,495,950	Federal Home Loan Mortgage Corporation, Series 3030-SL (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	4.32%	I/F I/O	09/15/2035	419,059
1,037,961	Federal Home Loan Mortgage Corporation, Series 3045-DI (-1 x 1 Month LIBOR USD + 6.73%, 6.73% Cap)	4.95%	I/F I/O	10/15/2035	137,419
8,520,389	Federal Home Loan Mortgage Corporation, Series 3116-Z	5.50%		02/15/2036	9,426,162
1,531,157	Federal Home Loan Mortgage Corporation, Series 3117-ZN	4.50%		02/15/2036	1,583,079
4,288,361	Federal Home Loan Mortgage Corporation, Series 3174-PZ	5.00%		01/15/2036	4,567,819
1,022,296	Federal Home Loan Mortgage Corporation, Series 3187-JZ	5.00%		07/15/2036	1,107,133
2,744,270	Federal Home Loan Mortgage Corporation, Series 3188-ZK	5.00%		07/15/2036	2,952,038
4,558,642	Federal Home Loan Mortgage Corporation, Series 3203-SE (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	4.72%	I/F I/O	08/15/2036	735,135
6,192,006	Federal Home Loan Mortgage Corporation, Series 3203-Z	5.00%		07/15/2036	6,616,183
9,811,278	Federal Home Loan Mortgage Corporation, Series 3203-ZC	5.00%		07/15/2036	10,483,388
5,316,953	Federal Home Loan Mortgage Corporation, Series 3261-SA (-1 x 1 Month LIBOR USD + 6.43%, 6.43% Cap)	4.65%	I/F I/O	01/15/2037	776,103
21,230,883	Federal Home Loan Mortgage Corporation, Series 326-300	3.00%		03/15/2044	21,006,212
70,676	Federal Home Loan Mortgage Corporation, Series 3267-BA	5.80%		11/15/2036	71,027
6,544,749	Federal Home Loan Mortgage Corporation, Series 3275-SC (-1 x 1 Month LIBOR USD + 6.08%, 6.08% Cap)	4.30%	I/F I/O	02/15/2037	775,824
2,104,082	Federal Home Loan Mortgage Corporation, Series 3315-HZ	6.00%		05/15/2037	2,140,623
5,285,354	Federal Home Loan Mortgage Corporation, Series 3326-GS (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	4.87%	I/F I/O	06/15/2037	560,185
1,052,978	Federal Home Loan Mortgage Corporation, Series 3351-ZC	5.50%		07/15/2037	1,152,188
11,724,522	Federal Home Loan Mortgage Corporation, Series 3355-BI (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	4.27%	I/F I/O	08/15/2037	1,505,165
766,093	Federal Home Loan Mortgage Corporation, Series 3369-Z	6.00%		09/15/2037	809,672
1,549,269	Federal Home Loan Mortgage Corporation, Series 3405-ZG	5.50%		01/15/2038	1,659,459
3,387,990	Federal Home Loan Mortgage Corporation, Series 3417-SI (-1 x 1 Month LIBOR USD + 6.18%, 6.18% Cap)	4.40%	I/F I/O	02/15/2038	380,755
3,890,623	Federal Home Loan Mortgage Corporation, Series 3423-GS (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	3.87%	I/F I/O	03/15/2038	355,357
638,881	Federal Home Loan Mortgage Corporation, Series 3423-SG (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	3.87%	I/F I/O	03/15/2038	50,569
813,405	Federal Home Loan Mortgage Corporation, Series 3451-S (-1 x 1 Month LIBOR USD + 6.03%, 6.03% Cap)	4.25%	I/F I/O	02/15/2037	77,180
907,144	Federal Home Loan Mortgage Corporation, Series 3455-SC (-1 x 1 Month LIBOR USD + 6.06%, 6.06% Cap)	4.28%	I/F I/O	06/15/2038	95,061
785,530	Federal Home Loan Mortgage Corporation, Series 3473-SM (-1 x 1 Month LIBOR USD + 6.07%, 6.07% Cap)	4.29%	I/F I/O	07/15/2038	69,794
5,854,332	Federal Home Loan Mortgage Corporation, Series 3484-SE (-1 x 1 Month LIBOR USD + 5.85%, 5.85% Cap)	4.07%	I/F I/O	08/15/2038	708,815
5,823,744	Federal Home Loan Mortgage Corporation, Series 3519-SD (-1 x 1 Month LIBOR USD + 5.55%, 5.55% Cap)	3.77%	I/F I/O	02/15/2038	724,471
1,996,316	Federal Home Loan Mortgage Corporation, Series 3524-LB	3.86%		06/15/2038	2,010,537
145,297	Federal Home Loan Mortgage Corporation, Series 3530-GZ	4.50%		05/15/2039	140,222
7,344,529	Federal Home Loan Mortgage Corporation, Series 3541-EI (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	4.97%	I/F I/O	06/15/2039	1,111,198
1,183,474	Federal Home Loan Mortgage Corporation, Series 3545-SA (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	4.37%	I/F I/O	06/15/2039	126,887
492,321	Federal Home Loan Mortgage Corporation, Series 3549-SA (-1 x 1 Month LIBOR USD + 5.80%, 5.80% Cap)	4.02%	I/F I/O	07/15/2039	50,254
8,379,744	Federal Home Loan Mortgage Corporation, Series 3577-LS (-1 x 1 Month LIBOR USD + 7.20%, 7.20% Cap)	5.42%	I/F I/O	08/15/2035	1,439,848
1,580,056	Federal Home Loan Mortgage Corporation, Series 3582-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	4.22%	I/F I/O	10/15/2049	163,431
44,224,272	Federal Home Loan Mortgage Corporation, Series 358-300	3.00%		10/15/2047	43,393,518
2,580,779	Federal Home Loan Mortgage Corporation, Series 3583-GB	4.50%		10/15/2039	2,704,051
18,902,484	Federal Home Loan Mortgage Corporation, Series 3606-CS (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	4.57%	I/F I/O	12/15/2039	2,810,654
5,073,697	Federal Home Loan Mortgage Corporation, Series 3616-SG (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	4.57%	I/F I/O	03/15/2032	617,939
7,061,933	Federal Home Loan Mortgage Corporation, Series 3626-AZ	5.50%		08/15/2036	7,486,518
78,523	Federal Home Loan Mortgage Corporation, Series 3631-SE (-1 x 1 Month LIBOR USD + 6.40%, 6.40% Cap)	4.62%	I/F I/O	05/15/2039	162
9,949,803	Federal Home Loan Mortgage Corporation, Series 3641-Z	5.50%		02/15/2036	10,726,560
10,042,513	Federal Home Loan Mortgage Corporation, Series 3654-ZB	5.50%		11/15/2037	10,589,909
22,573,515	Federal Home Loan Mortgage Corporation, Series 3666-VZ	5.50%		08/15/2036	24,083,793
1,967,061	Federal Home Loan Mortgage Corporation, Series 3667-SB (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	4.67%	I/F I/O	05/15/2040	229,882
9,153,458	Federal Home Loan Mortgage Corporation, Series 3702-SG (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	4.27%	I/F I/O	08/15/2032	1,164,099
2,016,898	Federal Home Loan Mortgage Corporation, Series 3704-EI	5.00%	I/O	12/15/2036	613,204
3,741,293	Federal Home Loan Mortgage Corporation, Series 3712-SG (-5 x 1 Month LIBOR USD + 25.00%, 25.00% Cap)	16.68%	I/F	08/15/2040	4,540,392
5,765,041	Federal Home Loan Mortgage Corporation, Series 3724-CM	5.50%		06/15/2037	6,271,464
61,382,960	Federal Home Loan Mortgage Corporation, Series 3725-CS (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	4.22%	I/F I/O	05/15/2040	6,882,902
18,783,574	Federal Home Loan Mortgage Corporation, Series 3726-SA (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	4.27%	I/F I/O	09/15/2040	2,374,452
52,243,300	Federal Home Loan Mortgage Corporation, Series 3738-BP	4.00%		12/15/2038	53,551,990
2,464,710	Federal Home Loan Mortgage Corporation, Series 3741-SC (-2 x 1 Month LIBOR USD + 10.00%, 10.00% Cap)	6.45%	I/F	10/15/2040	2,568,371
17,664,665	Federal Home Loan Mortgage Corporation, Series 3752-BS (-2 x 1 Month LIBOR USD + 10.00%, 10.00% Cap)	6.67%	I/F	11/15/2040	16,083,473
17,230,026	Federal Home Loan Mortgage Corporation, Series 3768-ZX	5.00%		12/15/2040	18,772,774
7,041,084	Federal Home Loan Mortgage Corporation, Series 3771-AL	4.00%		12/15/2030	7,334,758
18,761,630	Federal Home Loan Mortgage Corporation, Series 3779-BY	3.50%		12/15/2030	19,327,104
28,013,615	Federal Home Loan Mortgage Corporation, Series 3779-DZ	4.50%		12/15/2040	28,401,806
20,542,269	Federal Home Loan Mortgage Corporation, Series 3779-LB	4.00%		12/15/2030	21,410,628
3,500,000	Federal Home Loan Mortgage Corporation, Series 3779-YA	3.50%		12/15/2030	3,571,963
15,000,000	Federal Home Loan Mortgage Corporation, Series 3783-AC	4.00%		01/15/2031	15,681,804
8,689,698	Federal Home Loan Mortgage Corporation, Series 3786-SG (-2 x 1 Month LIBOR USD + 9.50%, 9.50% Cap)	5.95%	I/F	01/15/2041	8,700,027
11,731,674	Federal Home Loan Mortgage Corporation, Series 3788-AY	3.50%		01/15/2031	11,871,087
5,462,425	Federal Home Loan Mortgage Corporation, Series 3790-Z	4.00%		01/15/2041	5,644,029
13,313,453	Federal Home Loan Mortgage Corporation, Series 3795-VZ	4.00%		01/15/2041	13,728,274
419,735	Federal Home Loan Mortgage Corporation, Series 3798-SD (-2 x 1 Month LIBOR USD + 9.60%, 9.60% Cap)	6.05%	I/F	12/15/2040	386,920
21,350,096	Federal Home Loan Mortgage Corporation, Series 3800-VZ	4.50%		02/15/2041	22,867,808
8,580,397	Federal Home Loan Mortgage Corporation, Series 3803-ZM	4.00%		02/15/2041	8,563,963
48,489,937	Federal Home Loan Mortgage Corporation, Series 3806-CZ	5.50%		07/15/2034	52,417,835
18,000,000	Federal Home Loan Mortgage Corporation, Series 3808-DB	3.50%		02/15/2031	18,070,571
15,277,557	Federal Home Loan Mortgage Corporation, Series 3812-EY	3.50%		02/15/2031	15,427,871
6,602,040	Federal Home Loan Mortgage Corporation, Series 3818-CZ	4.50%		03/15/2041	7,006,662
11,416,232	Federal Home Loan Mortgage Corporation, Series 3819-ZU	5.50%		07/15/2034	12,203,270
35,500,000	Federal Home Loan Mortgage Corporation, Series 3824-EY	3.50%		03/15/2031	36,506,326
3,350,433	Federal Home Loan Mortgage Corporation, Series 3828-SW (-3 x 1 Month LIBOR USD + 13.20%, 13.20% Cap)	7.87%	I/F	02/15/2041	3,748,939
15,282,011	Federal Home Loan Mortgage Corporation, Series 3829-VZ	4.00%		03/15/2041	15,969,081
7,060,760	Federal Home Loan Mortgage Corporation, Series 3843-PZ	5.00%		04/15/2041	7,831,072
34,141,678	Federal Home Loan Mortgage Corporation, Series 3863-ZA	5.50%		08/15/2034	36,273,311
10,229,000	Federal Home Loan Mortgage Corporation, Series 3870-PB	4.50%		06/15/2041	10,614,172
51,771,830	Federal Home Loan Mortgage Corporation, Series 3871-LZ	5.50%		06/15/2041	57,487,693
16,148,946	Federal Home Loan Mortgage Corporation, Series 3872-BA	4.00%		06/15/2041	16,189,483
11,798,756	Federal Home Loan Mortgage Corporation, Series 3877-EY	4.50%		06/15/2041	12,403,624
6,889,380	Federal Home Loan Mortgage Corporation, Series 3877-GY	4.50%		06/15/2041	7,188,502
30,897,721	Federal Home Loan Mortgage Corporation, Series 3877-ZU	4.50%		06/15/2041	31,244,999
28,745,683	Federal Home Loan Mortgage Corporation, Series 3888-ZG	4.00%		07/15/2041	29,886,840
21,585,626	Federal Home Loan Mortgage Corporation, Series 3888-ZU	4.50%		06/15/2041	23,484,427
6,935,633	Federal Home Loan Mortgage Corporation, Series 3900-SB (-1 x 1 Month LIBOR USD + 5.97%, 5.97% Cap)	4.19%	I/F I/O	07/15/2041	780,424
36,676,408	Federal Home Loan Mortgage Corporation, Series 3901-VZ	4.00%		07/15/2041	38,317,743
24,999,468	Federal Home Loan Mortgage Corporation, Series 3910-GZ	5.00%		08/15/2041	27,713,766
7,098,673	Federal Home Loan Mortgage Corporation, Series 3910-ZE	5.00%		10/15/2034	7,563,670
11,682,087	Federal Home Loan Mortgage Corporation, Series 3919-KL	4.50%		09/15/2041	12,120,076
31,262,137	Federal Home Loan Mortgage Corporation, Series 3919-ZJ	4.00%		09/15/2041	32,151,620
3,326,653	Federal Home Loan Mortgage Corporation, Series 3942-JZ	4.00%		10/15/2041	3,375,673
11,532,871	Federal Home Loan Mortgage Corporation, Series 3944-AZ	4.00%		10/15/2041	11,468,290
2,973,918	Federal Home Loan Mortgage Corporation, Series 3946-SM (-3 x 1 Month LIBOR USD + 14.70%, 14.70% Cap)	9.37%	I/F	10/15/2041	3,558,743
6,572,434	Federal Home Loan Mortgage Corporation, Series 3957-DZ	3.50%		11/15/2041	6,528,397
10,000,000	Federal Home Loan Mortgage Corporation, Series 3964-VM	4.00%		11/15/2034	10,390,823
33,131,007	Federal Home Loan Mortgage Corporation, Series 3969-AB	4.00%		10/15/2033	33,428,205
12,405,058	Federal Home Loan Mortgage Corporation, Series 3982-AZ	3.50%		01/15/2042	12,574,491
62,327,974	Federal Home Loan Mortgage Corporation, Series 3990-ZA	3.50%		01/15/2042	61,983,749
16,483,347	Federal Home Loan Mortgage Corporation, Series 3999-EZ	4.00%		02/15/2042	16,825,706
53,549,064	Federal Home Loan Mortgage Corporation, Series 3999-ZB	4.00%		02/15/2042	55,430,676
30,362,228	Federal Home Loan Mortgage Corporation, Series 4016-KZ	4.00%		03/15/2042	31,763,466
15,173,225	Federal Home Loan Mortgage Corporation, Series 4050-BC	2.00%		05/15/2041	14,669,107
75,487,124	Federal Home Loan Mortgage Corporation, Series 4057-ZA	4.00%		06/15/2042	79,104,407
75,211,258	Federal Home Loan Mortgage Corporation, Series 4084-TZ	4.00%		07/15/2042	78,457,255
7,270,810	Federal Home Loan Mortgage Corporation, Series 4097-TG	2.00%		05/15/2039	7,055,536
41,867,683	Federal Home Loan Mortgage Corporation, Series 4097-ZA	3.50%		08/15/2042	41,113,508
97,063,000	Federal Home Loan Mortgage Corporation, Series 4109-GE	4.50%		10/15/2041	99,512,346
4,780,972	Federal Home Loan Mortgage Corporation, Series 4109-KD	3.00%		05/15/2032	4,770,788
4,942,741	Federal Home Loan Mortgage Corporation, Series 4121-AV	3.00%		12/15/2035	4,744,750
49,765,515	Federal Home Loan Mortgage Corporation, Series 4160-HP	2.50%		01/15/2033	48,991,671
29,626,975	Federal Home Loan Mortgage Corporation, Series 4162-ZJ	3.00%		02/15/2033	28,185,231
6,238,903	Federal Home Loan Mortgage Corporation, Series 4165-ZT	3.00%		02/15/2043	5,717,333
42,940,093	Federal Home Loan Mortgage Corporation, Series 4174-Z	3.50%		03/15/2043	43,049,418
107,815,795	Federal Home Loan Mortgage Corporation, Series 4179-AZ	4.00%		01/15/2041	111,784,419
31,346,440	Federal Home Loan Mortgage Corporation, Series 4183-ZB	3.00%		03/15/2043	28,166,045
17,385,122	Federal Home Loan Mortgage Corporation, Series 4186-ZJ	3.00%		03/15/2033	16,113,098
13,000,000	Federal Home Loan Mortgage Corporation, Series 4189-ML	3.00%		04/15/2038	12,324,812
166,391,745	Federal Home Loan Mortgage Corporation, Series 4212-US (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	3.40%	I/F	06/15/2043	144,374,490
9,311,826	Federal Home Loan Mortgage Corporation, Series 4215-KC	2.25%		03/15/2038	9,196,100
73,240,441	Federal Home Loan Mortgage Corporation, Series 4223-US (-1 x 1 Month LIBOR USD + 5.43%, 5.43% Cap)	3.42%	I/F	07/15/2043	59,277,986
24,097,028	Federal Home Loan Mortgage Corporation, Series 4223-ZV	4.00%		07/15/2043	25,149,572
29,379,069	Federal Home Loan Mortgage Corporation, Series 4229-TZ	3.00%		06/15/2043	27,246,031
30,121,285	Federal Home Loan Mortgage Corporation, Series 4229-ZA	4.00%		07/15/2043	31,499,027
21,608,385	Federal Home Loan Mortgage Corporation, Series 4249-CS (-1 x 1 Month LIBOR USD + 4.65% , 4.65% Cap)	3.40%	I/F	09/15/2043	19,377,712
21,842,785	Federal Home Loan Mortgage Corporation, Series 4250-BZ	3.00%		09/15/2033	20,435,048
22,273,018	Federal Home Loan Mortgage Corporation, Series 4267-BZ	4.00%		10/15/2040	22,925,480
65,041,021	Federal Home Loan Mortgage Corporation, Series 4323-GA	3.00%		06/15/2040	65,298,688
18,584,711	Federal Home Loan Mortgage Corporation, Series 4355-ZX	4.00%		05/15/2044	19,460,330
28,296,400	Federal Home Loan Mortgage Corporation, Series 4360-KA	3.00%		05/15/2040	28,163,826
45,681,104	Federal Home Loan Mortgage Corporation, Series 4375-CG	3.00%		04/15/2039	45,659,808
15,030,110	Federal Home Loan Mortgage Corporation, Series 4376-GZ	3.00%		08/15/2044	13,763,879
47,784,354	Federal Home Loan Mortgage Corporation, Series 4377-LZ	3.00%		08/15/2044	43,752,076
58,106,588	Federal Home Loan Mortgage Corporation, Series 4377-UZ	3.00%		08/15/2044	55,283,305
5,724,022	Federal Home Loan Mortgage Corporation, Series 4379-KA	3.00%		08/15/2044	5,706,883
22,227,975	Federal Home Loan Mortgage Corporation, Series 4384-A	3.00%		12/15/2040	21,973,838
26,119,721	Federal Home Loan Mortgage Corporation, Series 4384-ZY	3.00%		09/15/2044	23,973,518
1,586,844	Federal Home Loan Mortgage Corporation, Series 4386-US (-2 x 1 Month LIBOR USD + 8.14% , 8.14% Cap)	5.23%	I/F	09/15/2044	1,443,402
193,194,255	Federal Home Loan Mortgage Corporation, Series 4390-NY	3.00%		06/15/2040	192,949,730
132,379,358	Federal Home Loan Mortgage Corporation, Series 4390-NZ	3.00%		09/15/2044	121,145,301
50,157,146	Federal Home Loan Mortgage Corporation, Series 4391-MA	3.00%		07/15/2040	49,892,592
64,899,673	Federal Home Loan Mortgage Corporation, Series 4408-PB	3.00%		04/15/2044	63,226,599
1,996,099	Federal Home Loan Mortgage Corporation, Series 4419-TB	3.00%		02/15/2040	1,995,307
88,195,055	Federal Home Loan Mortgage Corporation, Series 4427-CE	3.00%		02/15/2034	88,614,264
57,474,456	Federal Home Loan Mortgage Corporation, Series 4427-MA	3.00%		02/15/2034	57,548,816
34,790,975	Federal Home Loan Mortgage Corporation, Series 4427-PS (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	3.82%	I/F I/O	07/15/2044	4,656,097
47,475,372	Federal Home Loan Mortgage Corporation, Series 4429-HA	3.00%		04/15/2034	47,346,082
25,226,090	Federal Home Loan Mortgage Corporation, Series 4434-LZ	3.00%		02/15/2045	22,951,103
11,426,550	Federal Home Loan Mortgage Corporation, Series 4438-B	3.00%		10/15/2043	11,334,641
9,432,364	Federal Home Loan Mortgage Corporation, Series 4441-VZ	3.00%		02/15/2045	8,568,173
53,031,088	Federal Home Loan Mortgage Corporation, Series 4444-CH	3.00%		01/15/2041	53,015,937
27,419,663	Federal Home Loan Mortgage Corporation, Series 4444-CZ	3.00%		02/15/2045	25,036,738
50,679,914	Federal Home Loan Mortgage Corporation, Series 4447-A	3.00%		06/15/2041	50,338,534
25,927,253	Federal Home Loan Mortgage Corporation, Series 4447-YZ	4.00%		08/15/2043	27,168,894
8,205,385	Federal Home Loan Mortgage Corporation, Series 4450-JZ	3.00%		03/15/2045	7,555,472
7,135,687	Federal Home Loan Mortgage Corporation, Series 4461-LZ	3.00%		03/15/2045	6,460,809
8,416,284	Federal Home Loan Mortgage Corporation, Series 4462-ZA	3.00%		04/15/2045	7,723,451
49,109,539	Federal Home Loan Mortgage Corporation, Series 4463-ZC	3.00%		04/15/2045	45,219,970
27,283,077	Federal Home Loan Mortgage Corporation, Series 4467-ZA	3.00%		04/15/2045	24,867,671
158,608,720	Federal Home Loan Mortgage Corporation, Series 4471-BA	3.00%		12/15/2041	155,348,565
137,919,079	Federal Home Loan Mortgage Corporation, Series 4471-BC	3.00%		12/15/2041	136,567,665
124,577,947	Federal Home Loan Mortgage Corporation, Series 4471-GA	3.00%		02/15/2044	123,517,290
56,270,653	Federal Home Loan Mortgage Corporation, Series 4481-B	3.00%		12/15/2042	55,314,755
219,382,301	Federal Home Loan Mortgage Corporation, Series 4483-CA	3.00%		06/15/2044	215,181,612
111,644,239	Federal Home Loan Mortgage Corporation, Series 4483-PA	2.50%		06/15/2045	108,513,322
16,288,303	Federal Home Loan Mortgage Corporation, Series 4484-ZL	3.00%		06/15/2045	15,170,587
8,781,428	Federal Home Loan Mortgage Corporation, Series 4492-GZ	3.50%		07/15/2045	8,541,388
37,984,224	Federal Home Loan Mortgage Corporation, Series 4498-PD	2.50%		08/15/2042	37,138,278
32,096,089	Federal Home Loan Mortgage Corporation, Series 4499-AB	3.00%		06/15/2042	31,601,502
55,035,994	Federal Home Loan Mortgage Corporation, Series 4504-CA	3.00%		04/15/2044	54,282,898
32,620,269	Federal Home Loan Mortgage Corporation, Series 4511-QA	3.00%		01/15/2041	32,446,742
25,516,377	Federal Home Loan Mortgage Corporation, Series 4511-QC	3.00%		12/15/2040	25,326,030
151,486,783	Federal Home Loan Mortgage Corporation, Series 4527-CA	3.00%		02/15/2044	149,803,734
66,477,585	Federal Home Loan Mortgage Corporation, Series 4527-GA	3.00%		02/15/2044	64,983,448
144,586,504	Federal Home Loan Mortgage Corporation, Series 4533-AB	3.00%		06/15/2044	140,722,430
131,902,831	Federal Home Loan Mortgage Corporation, Series 4543-HG	2.70%		04/15/2044	127,595,755
206,448,963	Federal Home Loan Mortgage Corporation, Series 4573-CA	3.00%		11/15/2044	204,626,597
66,192,050	Federal Home Loan Mortgage Corporation, Series 4573-DA	3.00%		03/15/2045	63,576,200
147,787,555	Federal Home Loan Mortgage Corporation, Series 4582-HA	3.00%		09/15/2045	145,878,317
78,623,162	Federal Home Loan Mortgage Corporation, Series 4588-DA	3.00%		02/15/2044	77,283,589
76,852,940	Federal Home Loan Mortgage Corporation, Series 4629-KA	3.00%		03/15/2045	75,567,605
63,858,437	Federal Home Loan Mortgage Corporation, Series 4738-LA	3.00%		11/15/2043	63,223,333
49,491,845	Federal Home Loan Mortgage Corporation, Series 4744-KA	3.00%		08/15/2046	49,096,158
66,003,261	Federal Home Loan Mortgage Corporation, Series 4750-PA	3.00%		07/15/2046	65,524,915
100,015,408	Federal Home Loan Mortgage Corporation, Series 4752-PL	3.00%		09/15/2046	99,206,683
71,699,834	Federal Home Loan Mortgage Corporation, Series R003-ZA	5.50%		10/15/2035	77,849,930
239,282,725	Federal Home Loan Mortgage Corporation Pass-Thru, Pool Z4-0117	3.00%		04/01/2045	234,355,631
6,583,000	Federal Home Loan Mortgage Corporation Pass-Thru, Series K054-A2	2.75%		01/25/2026	6,421,769
34,546,511	Federal National Mortgage Association, Pool AL9220	3.00%		06/01/2045	33,995,475
78,675,259	Federal National Mortgage Association, Pool AS7473	3.00%		07/01/2046	76,250,460
11,390,683	Federal National Mortgage Association, Pool AS7610	2.50%		07/01/2046	10,664,558
173,455,529	Federal National Mortgage Association, Pool AS7661	3.00%		08/01/2046	168,107,347
14,228,426	Federal National Mortgage Association, Pool AS7909	3.00%		09/01/2046	13,882,222
99,095,358	Federal National Mortgage Association, Pool AS8111	3.00%		10/01/2041	97,513,766
67,707,318	Federal National Mortgage Association, Pool AS8306	3.00%		11/01/2041	66,626,680
92,466,562	Federal National Mortgage Association, Pool AS8356	3.00%		11/01/2046	89,853,260
42,739,954	Federal National Mortgage Association, Pool AS8522	3.00%		12/01/2046	41,699,723
20,953,975	Federal National Mortgage Association, Pool AZ0576	3.50%		04/01/2042	21,108,776
25,714,330	Federal National Mortgage Association, Pool BC9081	3.00%		12/01/2046	25,088,475
136,904,721	Federal National Mortgage Association, Pool MA2621	3.50%		05/01/2046	136,558,310
116,633,639	Federal National Mortgage Association, Pool MA2649	3.00%		06/01/2046	113,039,733
41,481,939	Federal National Mortgage Association, Pool MA2673	3.00%		07/01/2046	40,203,253
123,339,358	Federal National Mortgage Association, Pool MA2711	3.00%		08/01/2046	119,540,834
71,188,002	Federal National Mortgage Association, Pool MA2737	3.00%		09/01/2046	69,457,288
11,551,558	Federal National Mortgage Association, Pool MA2743	3.00%		09/01/2046	11,195,360
917,330	Federal National Mortgage Association, Series 2002-70-QZ	5.50%		11/25/2032	982,194
1,392,618	Federal National Mortgage Association, Series 2002-75-ZG	5.50%		11/25/2032	1,527,118
129,230,770	Federal National Mortgage Association, Series 2018-27-A0	0.00%	P/O	03/21/2048	99,224,677
122,947	Federal National Mortgage Association, Series 2003-117-KS (-1 x 1 Month LIBOR USD + 7.10%, 7.10% Cap)	5.23%	I/F I/O	08/25/2033	708
18,916,904	Federal National Mortgage Association, Series 2003-129-ZT	5.50%		01/25/2034	21,123,807
3,608,710	Federal National Mortgage Association, Series 2003-29-ZL	5.00%		04/25/2033	3,877,680
1,684,917	Federal National Mortgage Association, Series 2003-64-ZG	5.50%		07/25/2033	1,798,181
14,335,067	Federal National Mortgage Association, Series 2003-84-PZ	5.00%		09/25/2033	15,197,381
13,289,415	Federal National Mortgage Association, Series 2003-W17-1A7	5.75%		08/25/2033	14,518,984
3,842,556	Federal National Mortgage Association, Series 2004-46-PJ (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	4.13%	I/F I/O	03/25/2034	342,347
3,421,172	Federal National Mortgage Association, Series 2004-51-XP (-1 x 1 Month LIBOR USD + 7.70%, 7.70% Cap)	5.83%	I/F I/O	07/25/2034	617,308
5,000,000	Federal National Mortgage Association, Series 2004-W10-A6	5.75%		08/25/2034	5,500,099
843,362	Federal National Mortgage Association, Series 2004-W4-A5	5.50%		06/25/2034	860,463
275,165	Federal National Mortgage Association, Series 2005-107-EG	4.50%		01/25/2026	285,695
764,912	Federal National Mortgage Association, Series 2005-37-ZK	4.50%		05/25/2035	788,353
8,064,310	Federal National Mortgage Association, Series 2005-87-SE (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	4.18%	I/F I/O	10/25/2035	1,025,905
6,558,324	Federal National Mortgage Association, Series 2005-87-SG (-1 x 1 Month LIBOR USD + 6.70%, 6.70% Cap)	4.83%	I/F I/O	10/25/2035	994,595
5,385,270	Federal National Mortgage Association, Series 2006-101-SA (-1 x 1 Month LIBOR USD + 6.58%, 6.58% Cap)	4.71%	I/F I/O	10/25/2036	917,774
2,250,629	Federal National Mortgage Association, Series 2006-123-LI (-1 x 1 Month LIBOR USD + 6.32%, 6.32% Cap)	4.45%	I/F I/O	01/25/2037	343,727
1,418,002	Federal National Mortgage Association, Series 2006-16-HZ	5.50%		03/25/2036	1,523,016
9,180,336	Federal National Mortgage Association, Series 2006-56-SM (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	4.88%	I/F I/O	07/25/2036	1,220,505
15,566,813	Federal National Mortgage Association, Series 2006-60-YI (-1 x 1 Month LIBOR USD + 6.57%, 6.57% Cap)	4.70%	I/F I/O	07/25/2036	2,682,464
1,127,503	Federal National Mortgage Association, Series 2006-93-SN (-1 x 1 Month LIBOR USD + 6.60%, 6.60% Cap)	4.73%	I/F I/O	10/25/2036	136,550
13,767,365	Federal National Mortgage Association, Series 2007-109-VZ	5.00%		10/25/2035	14,843,820
1,345,726	Federal National Mortgage Association, Series 2007-116-BI (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	4.38%	I/F I/O	05/25/2037	159,621
8,016,234	Federal National Mortgage Association, Series 2007-14-PS (-1 x 1 Month LIBOR USD + 6.81% , 6.81% Cap)	4.94%	I/F I/O	03/25/2037	1,201,770
4,129,739	Federal National Mortgage Association, Series 2007-30-OI (-1 x 1 Month LIBOR USD + 6.44%, 6.44% Cap)	4.57%	I/F I/O	04/25/2037	694,150
751,204	Federal National Mortgage Association, Series 2007-30-SI (-1 x 1 Month LIBOR USD + 6.11%, 6.11% Cap)	4.24%	I/F I/O	04/25/2037	90,922
4,612,507	Federal National Mortgage Association, Series 2007-32-SG (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	4.23%	I/F I/O	04/25/2037	599,005
3,584,398	Federal National Mortgage Association, Series 2007-57-SX (-1 x 1 Month LIBOR USD + 6.62%, 6.62% Cap)	4.75%	I/F I/O	10/25/2036	509,854
5,033,873	Federal National Mortgage Association, Series 2007-60-VZ	6.00%		07/25/2037	5,590,649
2,511,350	Federal National Mortgage Association, Series 2007-71-GZ	6.00%		07/25/2047	2,713,309
4,414,139	Federal National Mortgage Association, Series 2007-75-ID (-1 x 1 Month LIBOR USD + 5.87%, 5.87% Cap)	4.00%	I/F I/O	08/25/2037	590,212
1,110,680	Federal National Mortgage Association, Series 2007-9-SD (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	4.78%	I/F I/O	03/25/2037	125,901
693,783	Federal National Mortgage Association, Series 2008-27-B	5.50%		04/25/2038	744,829
5,204,614	Federal National Mortgage Association, Series 2008-29-ZA	4.50%		04/25/2038	5,462,164
9,959,873	Federal National Mortgage Association, Series 2008-48-BE	5.00%		06/25/2034	10,558,799
1,254,628	Federal National Mortgage Association, Series 2008-48-SD (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	4.13%	I/F I/O	06/25/2037	114,371
1,250,048	Federal National Mortgage Association, Series 2008-53-LI (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	4.28%	I/F I/O	07/25/2038	138,361
1,358,265	Federal National Mortgage Association, Series 2008-57-SE (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	4.13%	I/F I/O	02/25/2037	164,462
1,398,384	Federal National Mortgage Association, Series 2008-5-MS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	4.38%	I/F I/O	02/25/2038	158,292
1,328,747	Federal National Mortgage Association, Series 2008-61-SC (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	4.13%	I/F I/O	07/25/2038	141,276
1,148,303	Federal National Mortgage Association, Series 2008-62-SC (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	4.13%	I/F I/O	07/25/2038	107,170
2,440,411	Federal National Mortgage Association, Series 2008-65-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	4.13%	I/F I/O	08/25/2038	250,089
2,462,932	Federal National Mortgage Association, Series 2008-81-LP	5.50%		09/25/2038	2,598,263
8,622,761	Federal National Mortgage Association, Series 2009-106-EZ	4.50%		01/25/2040	8,902,744
1,613,768	Federal National Mortgage Association, Series 2009-111-SE (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	4.38%	I/F I/O	01/25/2040	171,102
721,984	Federal National Mortgage Association, Series 2009-16-MZ	5.00%		03/25/2029	773,308
3,543,325	Federal National Mortgage Association, Series 2009-42-SI (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	4.13%	I/F I/O	06/25/2039	423,366
2,026,451	Federal National Mortgage Association, Series 2009-42-SX (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	4.13%	I/F I/O	06/25/2039	197,479
1,279,820	Federal National Mortgage Association, Series 2009-47-SA (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	4.23%	I/F I/O	07/25/2039	123,482
764,351	Federal National Mortgage Association, Series 2009-48-WS (-1 x 1 Month LIBOR USD + 5.95%, 5.95% Cap)	4.08%	I/F I/O	07/25/2039	78,149
6,778,047	Federal National Mortgage Association, Series 2009-49-S (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	4.88%	I/F I/O	07/25/2039	964,079
791,163	Federal National Mortgage Association, Series 2009-51-BZ	4.50%		07/25/2039	817,997
2,168,049	Federal National Mortgage Association, Series 2009-54-EZ	5.00%		07/25/2039	2,279,161
1,478,169	Federal National Mortgage Association, Series 2009-70-SA (-1 x 1 Month LIBOR USD + 5.80%, 5.80% Cap)	3.93%	I/F I/O	09/25/2039	135,597
6,219,031	Federal National Mortgage Association, Series 2009-80-PM	4.50%		10/25/2039	6,511,162
3,357,042	Federal National Mortgage Association, Series 2009-83-Z	4.50%		10/25/2039	3,463,719
14,863,086	Federal National Mortgage Association, Series 2009-85-ES (-1 x 1 Month LIBOR USD + 7.23%, 7.23% Cap)	5.36%	I/F I/O	01/25/2036	2,392,946
21,485,822	Federal National Mortgage Association, Series 2009-85-JS (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	4.88%	I/F I/O	10/25/2039	3,944,515
2,127,110	Federal National Mortgage Association, Series 2009-90-IB (-1 x 1 Month LIBOR USD + 5.72%, 5.72% Cap)	3.85%	I/F I/O	04/25/2037	203,056
1,440,606	Federal National Mortgage Association, Series 2009-94-BC	5.00%		11/25/2039	1,494,652
18,708,024	Federal National Mortgage Association, Series 2010-101-SA (-1 x 1 Month LIBOR USD + 4.48%, 4.48% Cap)	2.61%	I/F I/O	09/25/2040	1,906,316
9,179,571	Federal National Mortgage Association, Series 2010-101-ZC	4.50%		09/25/2040	9,575,479
24,841,578	Federal National Mortgage Association, Series 2010-101-ZH	4.50%		07/25/2040	25,757,911
6,050,444	Federal National Mortgage Association, Series 2010-10-SA (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	4.48%	I/F I/O	02/25/2040	874,344
2,490,655	Federal National Mortgage Association, Series 2010-10-ZA	4.50%		02/25/2040	2,529,961
1,505,348	Federal National Mortgage Association, Series 2010-111-S (-1 x 1 Month LIBOR USD + 5.95%, 5.95% Cap)	4.08%	I/F I/O	10/25/2050	218,293
4,924,601	Federal National Mortgage Association, Series 2010-116-Z	4.00%		10/25/2040	5,117,467
1,599,638	Federal National Mortgage Association, Series 2010-117-SA (-1 x 1 Month LIBOR USD + 4.50%, 4.50% Cap)	2.63%	I/F I/O	10/25/2040	92,023
4,111,145	Federal National Mortgage Association, Series 2010-120-KD	4.00%		10/25/2040	4,293,233
30,762,676	Federal National Mortgage Association, Series 2010-121-SD (-1 x 1 Month LIBOR USD + 4.50%, 4.50% Cap)	2.63%	I/F I/O	10/25/2040	2,326,095
242,685	Federal National Mortgage Association, Series 2010-126-SU (-11 x 1 Month LIBOR USD + 55.00%, 55.00% Cap)	36.69%	I/F	11/25/2040	804,760
178,693	Federal National Mortgage Association, Series 2010-126-SX (-3 x 1 Month LIBOR USD + 15.00%, 15.00% Cap)	10.01%	I/F	11/25/2040	246,334
7,496,079	Federal National Mortgage Association, Series 2010-128-HZ	4.00%		11/25/2040	7,572,851
5,376,792	Federal National Mortgage Association, Series 2010-132-Z	4.50%		11/25/2040	5,561,683
88,008	Federal National Mortgage Association, Series 2010-137-VS (-3 x 1 Month LIBOR USD + 15.00%, 15.00% Cap)	10.01%	I/F	12/25/2040	108,373
14,211,286	Federal National Mortgage Association, Series 2010-142-AZ	4.00%		12/25/2040	14,252,257
14,914,677	Federal National Mortgage Association, Series 2010-148-SA (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	4.78%	I/F I/O	01/25/2026	1,501,340
31,978,229	Federal National Mortgage Association, Series 2010-150-ZA	4.00%		01/25/2041	32,296,739
11,710,959	Federal National Mortgage Association, Series 2010-16-SA (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	3.58%	I/F I/O	03/25/2040	1,522,197
3,899,301	Federal National Mortgage Association, Series 2010-21-DZ	5.00%		03/25/2040	4,177,049
1,744,997	Federal National Mortgage Association, Series 2010-21-KS (-1 x 1 Month LIBOR USD + 4.95%, 4.95% Cap)	3.08%	I/F I/O	03/25/2040	113,097
714,977	Federal National Mortgage Association, Series 2010-2-GS (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	4.58%	I/F I/O	12/25/2049	64,041
2,497,648	Federal National Mortgage Association, Series 2010-2-MS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	4.38%	I/F I/O	02/25/2050	291,116
2,200,608	Federal National Mortgage Association, Series 2010-31-SA (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	3.13%	I/F I/O	04/25/2040	152,893
6,501,569	Federal National Mortgage Association, Series 2010-31-VZ	4.00%		04/25/2040	6,568,426
5,555,556	Federal National Mortgage Association, Series 2010-34-PS (-1 x 1 Month LIBOR USD + 4.93%, 4.93% Cap)	3.06%	I/F I/O	04/25/2040	500,807
866,162	Federal National Mortgage Association, Series 2010-35-ES (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	4.58%	I/F I/O	04/25/2040	70,120
1,285,482	Federal National Mortgage Association, Series 2010-35-SV (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	4.58%	I/F I/O	04/25/2040	111,466
1,585,885	Federal National Mortgage Association, Series 2010-46-MS (-1 x 1 Month LIBOR USD + 4.95%, 4.95% Cap)	3.08%	I/F I/O	05/25/2040	130,893
12,479,064	Federal National Mortgage Association, Series 2010-49-ZW	4.50%		05/25/2040	12,792,834
3,120,323	Federal National Mortgage Association, Series 2010-4-SK (-1 x 1 Month LIBOR USD + 6.23%, 6.23% Cap)	4.36%	I/F I/O	02/25/2040	374,080
1,164,630	Federal National Mortgage Association, Series 2010-58-ES (-3 x 1 Month LIBOR USD + 12.47%, 12.47% Cap)	7.66%	I/F	06/25/2040	1,213,871
8,688,315	Federal National Mortgage Association, Series 2010-59-MS (-1 x 1 Month LIBOR USD + 5.77%, 5.77% Cap)	3.90%	I/F I/O	06/25/2040	1,156,472
8,752,920	Federal National Mortgage Association, Series 2010-59-PS (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	4.58%	I/F I/O	03/25/2039	532,243
8,584,844	Federal National Mortgage Association, Series 2010-59-SC (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	3.13%	I/F I/O	01/25/2040	748,549
1,166,837	Federal National Mortgage Association, Series 2010-60-VZ	5.00%		10/25/2039	1,184,748
753,179	Federal National Mortgage Association, Series 2010-61-EL	4.50%		06/25/2040	790,472
9,326,009	Federal National Mortgage Association, Series 2010-64-EZ	5.00%		06/25/2040	9,965,525
31,969,795	Federal National Mortgage Association, Series 2010-76-ZK	4.50%		07/25/2040	33,294,316
7,655,484	Federal National Mortgage Association, Series 2010-79-CZ	4.00%		07/25/2040	7,713,422
27,052,318	Federal National Mortgage Association, Series 2010-79-VZ	4.50%		07/25/2040	28,415,064
4,171,805	Federal National Mortgage Association, Series 2010-84-ZC	4.50%		08/25/2040	4,351,640
8,343,592	Federal National Mortgage Association, Series 2010-84-ZD	4.50%		08/25/2040	8,703,260
10,441,569	Federal National Mortgage Association, Series 2010-84-ZG	4.50%		08/25/2040	10,807,606
1,168,469	Federal National Mortgage Association, Series 2010-90-SA (-1 x 1 Month LIBOR USD + 5.85%, 5.85% Cap)	3.98%	I/F I/O	08/25/2040	128,455
2,141,288	Federal National Mortgage Association, Series 2010-94-Z	4.50%		08/25/2040	2,211,633
8,668,587	Federal National Mortgage Association, Series 2010-99-SG (-5 x 1 Month LIBOR USD + 25.00%, 25.00% Cap)	16.68%	I/F	09/25/2040	12,545,046
2,342,484	Federal National Mortgage Association, Series 2010-9-DS (-1 x 1 Month LIBOR USD + 5.30%, 0.50% Floor, 5.30% Cap)	3.43%	I/F I/O	02/25/2040	218,779
35,880,013	Federal National Mortgage Association, Series 2011-106-LZ	3.50%		10/25/2041	35,857,620
520,021	Federal National Mortgage Association, Series 2011-110-LS (-2 x 1 Month LIBOR USD + 10.10%, 10.10% Cap)	6.77%	I/F	11/25/2041	585,298
8,245,831	Federal National Mortgage Association, Series 2011-111-CZ	4.00%		11/25/2041	8,320,027
9,160,273	Federal National Mortgage Association, Series 2011-111-EZ	5.00%		11/25/2041	9,966,243
6,355,993	Federal National Mortgage Association, Series 2011-111-VZ	4.00%		11/25/2041	6,328,882
30,000,000	Federal National Mortgage Association, Series 2011-131-PB	4.50%		12/25/2041	32,139,399
29,500,000	Federal National Mortgage Association, Series 2011-16-AL	3.50%		03/25/2031	30,047,688
38,800,000	Federal National Mortgage Association, Series 2011-17-NY	3.50%		03/25/2031	39,080,842
1,529,939	Federal National Mortgage Association, Series 2011-17-SA (-1 x 1 Month LIBOR USD + 6.47%, 6.47% Cap)	4.60%	I/F I/O	03/25/2041	154,148
11,000,000	Federal National Mortgage Association, Series 2011-25-KY	3.00%		04/25/2026	11,070,102
4,744,126	Federal National Mortgage Association, Series 2011-27-BS (-2 x 1 Month LIBOR USD + 9.00%, 9.00% Cap)	5.67%	I/F	04/25/2041	4,359,904
56,000,000	Federal National Mortgage Association, Series 2011-29-AL	3.50%		04/25/2031	55,908,832
14,572,188	Federal National Mortgage Association, Series 2011-2-GZ	4.00%		02/25/2041	15,085,275
39,676,511	Federal National Mortgage Association, Series 2011-32-ZG	4.00%		04/25/2041	40,497,917
6,768,055	Federal National Mortgage Association, Series 2011-36-VZ	4.50%		05/25/2041	7,035,663
16,642,308	Federal National Mortgage Association, Series 2011-37-Z	4.50%		05/25/2041	17,468,210
8,776,460	Federal National Mortgage Association, Series 2011-38-BZ	4.00%		05/25/2041	9,032,371
8,748,233	Federal National Mortgage Association, Series 2011-39-CB	3.00%		05/25/2026	8,770,770
19,481,246	Federal National Mortgage Association, Series 2011-39-ZD	4.00%		02/25/2041	20,452,250
4,466,213	Federal National Mortgage Association, Series 2011-40-LZ	4.50%		05/25/2041	4,643,712
9,390,916	Federal National Mortgage Association, Series 2011-42-MZ	4.50%		05/25/2041	9,845,448
19,737,531	Federal National Mortgage Association, Series 2011-45-ZA	4.00%		05/25/2031	20,003,417
16,081,453	Federal National Mortgage Association, Series 2011-45-ZB	4.50%		05/25/2041	17,208,544
3,049,235	Federal National Mortgage Association, Series 2011-48-SC (-2 x 1 Month LIBOR USD + 9.20% , 9.20% Cap)	5.46%	I/F	06/25/2041	2,937,419
13,220,935	Federal National Mortgage Association, Series 2011-58-SA (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	4.68%	I/F I/O	07/25/2041	2,180,037
1,945,999	Federal National Mortgage Association, Series 2011-59-MA	4.50%		07/25/2041	2,032,701
13,969,748	Federal National Mortgage Association, Series 2011-60-EL	3.00%		07/25/2026	14,121,591
20,370,346	Federal National Mortgage Association, Series 2011-64-DB	4.00%		07/25/2041	20,918,234
9,126,123	Federal National Mortgage Association, Series 2011-74-KL	5.00%		06/25/2040	9,545,206
26,357,774	Federal National Mortgage Association, Series 2011-77-Z	3.50%		08/25/2041	27,776,492
5,219,017	Federal National Mortgage Association, Series 2011-8-AV	4.00%		01/25/2030	5,216,948
26,780,800	Federal National Mortgage Association, Series 2011-99-CZ	4.50%		10/25/2041	28,869,081
106,895,938	Federal National Mortgage Association, Series 2011-99-DZ	5.00%		10/25/2041	115,483,765
12,521,029	Federal National Mortgage Association, Series 2012-104-Z	3.50%		09/25/2042	12,395,125
10,394,457	Federal National Mortgage Association, Series 2012-111-LB	3.50%		05/25/2041	10,341,747
39,040,199	Federal National Mortgage Association, Series 2012-111-MJ	4.00%		04/25/2042	39,739,409
16,657,506	Federal National Mortgage Association, Series 2012-114-DC	2.00%		08/25/2039	16,374,258
82,394,153	Federal National Mortgage Association, Series 2012-122-AD	2.00%		02/25/2040	79,879,475
69,042,288	Federal National Mortgage Association, Series 2012-122-DB	3.00%		11/25/2042	66,939,356
76,278,525	Federal National Mortgage Association, Series 2012-125-LA	3.00%		11/25/2042	73,254,043
41,570,479	Federal National Mortgage Association, Series 2012-144-PT	4.31%	#	11/25/2049	43,974,591
10,837,310	Federal National Mortgage Association, Series 2012-14-BZ	4.00%		03/25/2042	11,302,996
24,767,496	Federal National Mortgage Association, Series 2012-15-PZ	4.00%		03/25/2042	26,135,160
18,553,472	Federal National Mortgage Association, Series 2012-20-ZT	3.50%		03/25/2042	18,449,165
57,183,385	Federal National Mortgage Association, Series 2012-30-DZ	4.00%		04/25/2042	59,334,566
47,017,450	Federal National Mortgage Association, Series 2012-31-Z	4.00%		04/25/2042	48,949,303
9,511,615	Federal National Mortgage Association, Series 2012-63-EB	2.00%		08/25/2040	9,272,591
33,779,834	Federal National Mortgage Association, Series 2012-74-Z	4.00%		07/25/2042	34,712,171
8,994,268	Federal National Mortgage Association, Series 2012-80-EA	2.00%		04/25/2042	8,326,023
24,633,892	Federal National Mortgage Association, Series 2012-86-ZC	3.50%		08/25/2042	24,196,047
34,321,466	Federal National Mortgage Association, Series 2012-96-VZ	3.50%		09/25/2042	34,139,164
33,073,713	Federal National Mortgage Association, Series 2012-98-BG	4.50%		08/25/2040	34,586,941
60,450,389	Federal National Mortgage Association, Series 2012-99-QE	3.00%		09/25/2042	58,838,123
25,489,717	Federal National Mortgage Association, Series 2013-130-ZE	3.00%		01/25/2044	23,711,189
22,902,355	Federal National Mortgage Association, Series 2013-133-ZT	3.00%		01/25/2039	20,963,448
12,196,976	Federal National Mortgage Association, Series 2013-36-Z	3.00%		04/25/2043	11,479,816
20,467,323	Federal National Mortgage Association, Series 2013-41-ZH	3.00%		05/25/2033	19,100,577
19,292,416	Federal National Mortgage Association, Series 2013-51-HS (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	3.15%	I/F	04/25/2043	16,634,436
5,345,463	Federal National Mortgage Association, Series 2013-53-AB	1.50%		03/25/2028	5,117,060
7,059,931	Federal National Mortgage Association, Series 2013-58-SC (-2 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.19%	I/F	06/25/2043	6,002,226
114,956,211	Federal National Mortgage Association, Series 2013-81-ZQ	3.00%		08/25/2043	104,600,266
27,857,413	Federal National Mortgage Association, Series 2013-82-SH (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	4.18%	I/F I/O	12/25/2042	4,227,605
26,223,000	Federal National Mortgage Association, Series 2013-8-Z	3.00%		02/25/2043	24,741,668
23,067,874	Federal National Mortgage Association, Series 2014-12-GZ	3.50%		03/25/2044	23,169,465
24,801,216	Federal National Mortgage Association, Series 2014-21-GZ	3.00%		04/25/2044	22,901,381
29,307,077	Federal National Mortgage Association, Series 2014-37-ZY	2.50%		07/25/2044	25,171,503
46,994,437	Federal National Mortgage Association, Series 2014-39-ZA	3.00%		07/25/2044	44,058,276
12,762,851	Federal National Mortgage Association, Series 2014-46-NZ	3.00%		06/25/2043	11,957,520
51,476,387	Federal National Mortgage Association, Series 2014-55-MA	3.00%		10/25/2039	51,483,284
3,373,642	Federal National Mortgage Association, Series 2014-56-AD	3.00%		01/25/2040	3,331,344
56,324,528	Federal National Mortgage Association, Series 2014-60-EZ	3.00%		10/25/2044	52,333,462
39,758,693	Federal National Mortgage Association, Series 2014-61-ZV	3.00%		10/25/2044	36,517,692
33,528,515	Federal National Mortgage Association, Series 2014-64-NZ	3.00%		10/25/2044	30,621,325
106,371,985	Federal National Mortgage Association, Series 2014-65-CD	3.00%		06/25/2040	105,935,668
11,806,003	Federal National Mortgage Association, Series 2014-67-DZ	3.00%		10/25/2044	10,809,441
101,742,602	Federal National Mortgage Association, Series 2014-68-MA	3.00%		11/25/2040	100,832,627
37,741,904	Federal National Mortgage Association, Series 2014-68-MZ	3.00%		11/25/2044	34,485,488
26,631,964	Federal National Mortgage Association, Series 2014-6-Z	2.50%		02/25/2044	22,728,581
44,218,383	Federal National Mortgage Association, Series 2014-73-CQ	3.00%		06/25/2040	43,995,430
21,305,701	Federal National Mortgage Association, Series 2014-77-VZ	3.00%		11/25/2044	19,487,664
25,037,919	Federal National Mortgage Association, Series 2014-82-YA	3.00%		04/25/2041	24,798,682
27,362,114	Federal National Mortgage Association, Series 2014-84-KZ	3.00%		12/25/2044	25,085,304
116,969,087	Federal National Mortgage Association, Series 2014-95-NA	3.00%		04/25/2041	115,843,997
194,782,304	Federal National Mortgage Association, Series 2014-M11-1A	3.12%	#	08/25/2024	197,906,846
38,372,049	Federal National Mortgage Association, Series 2015-11-A	3.00%		05/25/2034	38,727,197
101,616,267	Federal National Mortgage Association, Series 2015-21-G	3.00%		02/25/2042	101,652,697
20,180,129	Federal National Mortgage Association, Series 2015-42-CA	3.00%		03/25/2044	19,923,006
64,790,982	Federal National Mortgage Association, Series 2015-49-A	3.00%		03/25/2044	63,911,516
14,619,855	Federal National Mortgage Association, Series 2015-63-KD	3.00%		07/25/2041	14,573,823
59,845,290	Federal National Mortgage Association, Series 2015-88-AC	3.00%		04/25/2043	59,055,554
172,457,745	Federal National Mortgage Association, Series 2015-88-BA	3.00%		04/25/2044	177,051,364
22,035,722	Federal National Mortgage Association, Series 2015-94-MA	3.00%		01/25/2046	21,836,453
75,522,068	Federal National Mortgage Association, Series 2015-9-HA	3.00%		01/25/2045	75,169,184
50,989,161	Federal National Mortgage Association, Series 2016-2-JA	2.50%		02/25/2046	49,629,759
113,603,996	Federal National Mortgage Association, Series 2016-32-LA	3.00%		10/25/2044	112,637,692
23,826,345	Federal National Mortgage Association, Series 2016-71-ZQ	3.00%		10/25/2046	21,254,865
117,464,050	Federal National Mortgage Association, Series 2016-72-PA	3.00%		07/25/2046	115,369,372
92,035,321	Federal National Mortgage Association, Series 2016-74-PA	3.00%		12/25/2044	90,588,857
44,912,121	Federal National Mortgage Association, Series 2016-79-EP	3.00%		01/25/2044	44,832,618
116,493,614	Federal National Mortgage Association, Series 2016-81-PA	3.00%		02/25/2044	115,374,565
61,691,813	Federal National Mortgage Association, Series 2016-94-PA	3.00%		03/25/2044	60,759,736
60,620,760	Federal National Mortgage Association, Series 2017-13-ML	3.00%		08/25/2041	60,269,596
21,118,317	Federal National Mortgage Association, Series 2017-26-DA	3.00%		06/25/2043	20,809,259
31,652,063	Federal National Mortgage Association, Series 2017-2-HA	3.00%		09/25/2041	31,385,296
20,500,463	Federal National Mortgage Association, Series 2017-4-CH	3.00%		06/25/2042	20,473,031
21,376,975	Federal National Mortgage Association, Series 2017-51-EA	3.00%		11/25/2042	21,115,772
29,585,987	Federal National Mortgage Association, Series 2017-61-TA	3.00%		02/25/2043	29,077,212
104,978,706	Federal National Mortgage Association, Series 2018-21-PO	0.00%	P/O	04/25/2048	83,392,460
10,232,310	Federal National Mortgage Association, Series 400-S4 (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	3.58%	I/F I/O	11/25/2039	1,268,610
107,564,038	Federal National Mortgage Association, Series 412-A3	3.00%		08/25/2042	105,849,112
10,499,751	Federal National Mortgage Association Pass-Thru, Pool 555743	5.00%		09/01/2033	11,341,573
8,009,739	Federal National Mortgage Association Pass-Thru, Pool 735382	5.00%		04/01/2035	8,649,576
12,981,433	Federal National Mortgage Association Pass-Thru, Pool 735402	5.00%		04/01/2035	14,018,747
9,134,305	Federal National Mortgage Association Pass-Thru, Pool 735484	5.00%		05/01/2035	9,864,939
3,561,211	Federal National Mortgage Association Pass-Thru, Pool 735667	5.00%		07/01/2035	3,846,160
2,947,276	Federal National Mortgage Association Pass-Thru, Pool 735893	5.00%		10/01/2035	3,182,874
7,292,427	Federal National Mortgage Association Pass-Thru, Pool 745275	5.00%		02/01/2036	7,875,151
86,173	Federal National Mortgage Association Pass-Thru, Pool 745571	4.00%		01/01/2019	88,682
310,539	Federal National Mortgage Association Pass-Thru, Pool 888695	5.00%		08/01/2037	333,687
1,585,493	Federal National Mortgage Association Pass-Thru, Pool 888968	5.00%		08/01/2035	1,712,505
14,181,230	Federal National Mortgage Association Pass-Thru, Pool 890549	4.00%		11/01/2043	14,659,271
16,470,964	Federal National Mortgage Association Pass-Thru, Pool 890565	3.00%		11/01/2043	16,208,142
828,708	Federal National Mortgage Association Pass-Thru, Pool 931104	5.00%		05/01/2039	881,799
225,958	Federal National Mortgage Association Pass-Thru, Pool 975116	5.00%		05/01/2038	242,140
1,716,152	Federal National Mortgage Association Pass-Thru, Pool 986864	6.50%		08/01/2038	1,924,995
1,694,695	Federal National Mortgage Association Pass-Thru, Pool 987316	6.50%		09/01/2038	1,893,055
14,152,265	Federal National Mortgage Association Pass-Thru, Pool 995203	5.00%		07/01/2035	15,284,537
24,327,198	Federal National Mortgage Association Pass-Thru, Pool 995849	5.00%		08/01/2036	26,269,748
20,712,185	Federal National Mortgage Association Pass-Thru, Pool AB2123	4.00%		01/01/2031	21,413,888
238,057	Federal National Mortgage Association Pass-Thru, Pool AB2370	4.50%		09/01/2035	245,647
2,162,914	Federal National Mortgage Association Pass-Thru, Pool AB3713	4.00%		10/01/2031	2,235,990
10,989,283	Federal National Mortgage Association Pass-Thru, Pool AB3796	3.50%		11/01/2031	11,224,439
4,509,739	Federal National Mortgage Association Pass-Thru, Pool AB3850	4.00%		11/01/2041	4,612,394
6,659,396	Federal National Mortgage Association Pass-Thru, Pool AB3923	4.00%		11/01/2041	6,810,776
36,585,140	Federal National Mortgage Association Pass-Thru, Pool AB4167	3.50%		01/01/2032	37,368,075
34,449,914	Federal National Mortgage Association Pass-Thru, Pool AB4261	3.50%		01/01/2032	35,184,913
6,195,840	Federal National Mortgage Association Pass-Thru, Pool AB5084	3.50%		05/01/2032	6,328,467
12,959,938	Federal National Mortgage Association Pass-Thru, Pool AB5156	3.50%		05/01/2032	13,237,324
22,048,393	Federal National Mortgage Association Pass-Thru, Pool AB5212	3.50%		05/01/2032	22,520,327
8,673,015	Federal National Mortgage Association Pass-Thru, Pool AB5243	4.00%		05/01/2042	8,868,444
33,152,913	Federal National Mortgage Association Pass-Thru, Pool AB5911	3.00%		08/01/2032	33,034,849
9,157,173	Federal National Mortgage Association Pass-Thru, Pool AB6280	3.00%		09/01/2042	8,996,946
13,767,225	Federal National Mortgage Association Pass-Thru, Pool AB6349	3.00%		10/01/2032	13,718,179
40,845,704	Federal National Mortgage Association Pass-Thru, Pool AB6750	3.00%		10/01/2032	40,700,198
20,166,384	Federal National Mortgage Association Pass-Thru, Pool AB6751	3.00%		10/01/2032	20,094,816
120,886,074	Federal National Mortgage Association Pass-Thru, Pool AB6854	3.00%		11/01/2042	118,956,368
86,879,082	Federal National Mortgage Association Pass-Thru, Pool AB7077	3.00%		11/01/2042	85,492,022
68,209,180	Federal National Mortgage Association Pass-Thru, Pool AB7344	3.00%		12/01/2032	67,966,462
31,775,313	Federal National Mortgage Association Pass-Thru, Pool AB7776	3.00%		02/01/2043	31,219,771
40,419,970	Federal National Mortgage Association Pass-Thru, Pool AB7877	3.00%		02/01/2043	39,713,289
17,021,710	Federal National Mortgage Association Pass-Thru, Pool AB8418	3.00%		02/01/2033	16,961,198
24,897,750	Federal National Mortgage Association Pass-Thru, Pool AB8520	3.00%		02/01/2033	24,809,049
29,875,556	Federal National Mortgage Association Pass-Thru, Pool AB8703	3.00%		03/01/2038	29,602,326
14,770,218	Federal National Mortgage Association Pass-Thru, Pool AB8858	3.00%		04/01/2033	14,717,613
26,196,515	Federal National Mortgage Association Pass-Thru, Pool AB9020	3.00%		04/01/2038	25,648,793
24,133,541	Federal National Mortgage Association Pass-Thru, Pool AB9197	3.00%		05/01/2033	24,047,551
69,531,847	Federal National Mortgage Association Pass-Thru, Pool AB9406	3.00%		05/01/2033	69,284,096
14,138,683	Federal National Mortgage Association Pass-Thru, Pool AB9409	3.00%		05/01/2033	14,088,308
924,863	Federal National Mortgage Association Pass-Thru, Pool AD2177	4.50%		06/01/2030	971,951
1,154,161	Federal National Mortgage Association Pass-Thru, Pool AD6438	5.00%		06/01/2040	1,248,259
898,437	Federal National Mortgage Association Pass-Thru, Pool AD7859	5.00%		06/01/2040	971,771
9,813,606	Federal National Mortgage Association Pass-Thru, Pool AH0607	4.00%		12/01/2040	10,143,033
1,050,257	Federal National Mortgage Association Pass-Thru, Pool AH1140	4.50%		12/01/2040	1,084,321
9,229,086	Federal National Mortgage Association Pass-Thru, Pool AH4437	4.00%		01/01/2041	9,437,910
2,182,120	Federal National Mortgage Association Pass-Thru, Pool AH7309	4.00%		02/01/2031	2,256,027
9,441,663	Federal National Mortgage Association Pass-Thru, Pool AH9323	4.00%		04/01/2026	9,719,880
510,856	Federal National Mortgage Association Pass-Thru, Pool AI8889	4.00%		08/01/2041	522,500
4,925,155	Federal National Mortgage Association Pass-Thru, Pool AI9831	4.00%		09/01/2041	5,037,143
1,413,616	Federal National Mortgage Association Pass-Thru, Pool AJ1265	4.00%		09/01/2041	1,445,821
2,368,077	Federal National Mortgage Association Pass-Thru, Pool AJ1399	4.00%		09/01/2041	2,421,430
6,167,480	Federal National Mortgage Association Pass-Thru, Pool AJ1467	4.00%		10/01/2041	6,306,446
4,739,335	Federal National Mortgage Association Pass-Thru, Pool AJ3392	4.00%		10/01/2041	4,847,206
1,896,202	Federal National Mortgage Association Pass-Thru, Pool AJ3854	4.00%		10/01/2041	1,939,428
25,590,611	Federal National Mortgage Association Pass-Thru, Pool AJ4118	4.00%		11/01/2041	26,167,165
6,365,205	Federal National Mortgage Association Pass-Thru, Pool AJ4131	4.00%		10/01/2041	6,509,930
1,229,773	Federal National Mortgage Association Pass-Thru, Pool AJ5172	4.00%		11/01/2041	1,257,810
33,213,548	Federal National Mortgage Association Pass-Thru, Pool AJ5322	4.00%		11/01/2041	34,335,615
17,437,182	Federal National Mortgage Association Pass-Thru, Pool AJ7677	3.50%		12/01/2041	17,392,905
2,964,067	Federal National Mortgage Association Pass-Thru, Pool AJ8334	4.00%		12/01/2041	3,031,474
37,018,165	Federal National Mortgage Association Pass-Thru, Pool AK0713	3.50%		01/01/2032	37,810,395
8,786,463	Federal National Mortgage Association Pass-Thru, Pool AK4039	4.00%		02/01/2042	8,986,098
6,620,846	Federal National Mortgage Association Pass-Thru, Pool AK4763	4.00%		02/01/2042	6,771,676
7,081,041	Federal National Mortgage Association Pass-Thru, Pool AK9438	4.00%		03/01/2042	7,242,158
8,391,178	Federal National Mortgage Association Pass-Thru, Pool AK9439	4.00%		03/01/2042	8,582,143
1,112,403	Federal National Mortgage Association Pass-Thru, Pool AK9446	4.50%		03/01/2042	1,148,561
80,740,880	Federal National Mortgage Association Pass-Thru, Pool AL3038	3.00%		01/01/2033	80,487,601
130,413,919	Federal National Mortgage Association Pass-Thru, Pool AL3699	3.00%		06/01/2043	128,135,209
67,195,331	Federal National Mortgage Association Pass-Thru, Pool AL3883	3.00%		07/01/2043	66,018,055
4,269,184	Federal National Mortgage Association Pass-Thru, Pool AL4292	4.50%		04/01/2026	4,443,936
11,660,243	Federal National Mortgage Association Pass-Thru, Pool AL4312	4.00%		10/01/2043	12,054,855
24,555,957	Federal National Mortgage Association Pass-Thru, Pool AL6075	3.50%		09/01/2053	24,246,422
31,848,768	Federal National Mortgage Association Pass-Thru, Pool AL6076	3.00%		06/01/2053	30,566,088
91,511,773	Federal National Mortgage Association Pass-Thru, Pool AL6141	4.00%		04/01/2042	94,647,049
66,166,084	Federal National Mortgage Association Pass-Thru, Pool AL6325	3.00%		10/01/2044	65,110,740
33,404,412	Federal National Mortgage Association Pass-Thru, Pool AL6486	4.50%		02/01/2045	35,083,448
79,195,523	Federal National Mortgage Association Pass-Thru, Pool AL6538	4.50%		06/01/2044	83,752,169
62,019,447	Federal National Mortgage Association Pass-Thru, Pool AL8304	3.50%		03/01/2046	62,261,954
29,652,329	Federal National Mortgage Association Pass-Thru, Pool AO2980	4.00%		05/01/2042	30,329,330
71,676,383	Federal National Mortgage Association Pass-Thru, Pool AP4787	3.50%		09/01/2042	71,494,572
64,618,643	Federal National Mortgage Association Pass-Thru, Pool AP4789	3.50%		09/01/2042	64,454,515
17,813,784	Federal National Mortgage Association Pass-Thru, Pool AQ5541	3.00%		12/01/2042	17,529,393
21,018,395	Federal National Mortgage Association Pass-Thru, Pool AR9856	3.00%		04/01/2043	20,682,804
29,629,181	Federal National Mortgage Association Pass-Thru, Pool AS1927	4.50%		03/01/2044	31,113,701
30,268,738	Federal National Mortgage Association Pass-Thru, Pool AS2038	4.50%		03/01/2044	31,797,851
24,768,469	Federal National Mortgage Association Pass-Thru, Pool AS2517	4.50%		05/01/2044	26,014,035
13,036,856	Federal National Mortgage Association Pass-Thru, Pool AS2551	4.50%		06/01/2044	13,737,924
11,457,884	Federal National Mortgage Association Pass-Thru, Pool AS2765	4.50%		07/01/2044	12,066,119
38,160,349	Federal National Mortgage Association Pass-Thru, Pool AS3201	3.00%		08/01/2034	38,024,449
17,596,769	Federal National Mortgage Association Pass-Thru, Pool AS3456	3.00%		10/01/2034	17,534,077
38,076,070	Federal National Mortgage Association Pass-Thru, Pool AS3666	3.00%		10/01/2034	37,940,441
159,269,305	Federal National Mortgage Association Pass-Thru, Pool AS3961	3.00%		12/01/2044	156,324,799
49,121,136	Federal National Mortgage Association Pass-Thru, Pool AS4154	3.00%		12/01/2044	48,124,210
30,994,297	Federal National Mortgage Association Pass-Thru, Pool AS4212	3.00%		01/01/2035	30,883,928
47,239,476	Federal National Mortgage Association Pass-Thru, Pool AS4281	3.00%		01/01/2035	47,071,220
30,762,218	Federal National Mortgage Association Pass-Thru, Pool AS4345	3.50%		01/01/2045	30,915,959
35,897,357	Federal National Mortgage Association Pass-Thru, Pool AS4360	3.00%		01/01/2035	35,769,466
303,287,268	Federal National Mortgage Association Pass-Thru, Pool AS4625	3.00%		03/01/2045	296,928,389
126,917,653	Federal National Mortgage Association Pass-Thru, Pool AS4645	3.00%		03/01/2045	124,256,220
45,121,357	Federal National Mortgage Association Pass-Thru, Pool AS4779	3.00%		04/01/2035	44,960,636
43,008,404	Federal National Mortgage Association Pass-Thru, Pool AS4780	3.00%		04/01/2035	42,855,172
57,290,409	Federal National Mortgage Association Pass-Thru, Pool AS4840	3.00%		04/01/2035	57,086,316
28,465,905	Federal National Mortgage Association Pass-Thru, Pool AS4881	3.00%		05/01/2035	28,364,477
29,909,367	Federal National Mortgage Association Pass-Thru, Pool AS4882	3.00%		05/01/2035	29,802,803
58,922,721	Federal National Mortgage Association Pass-Thru, Pool AX9696	3.00%		07/01/2045	57,105,153
77,262,270	Federal National Mortgage Association Pass-Thru, Pool AY3974	3.00%		03/01/2045	75,642,695
26,632,576	Federal National Mortgage Association Pass-Thru, Pool AY4295	3.00%		02/01/2045	25,845,645
12,542,425	Federal National Mortgage Association Pass-Thru, Pool AY4296	3.00%		01/01/2045	12,171,715
12,601,113	Federal National Mortgage Association Pass-Thru, Pool AY5471	3.00%		03/01/2045	12,228,726
22,194,046	Federal National Mortgage Association Pass-Thru, Pool BC0785	3.50%		04/01/2046	22,280,743
2,759,469	Federal National Mortgage Association Pass-Thru, Pool MA0264	4.50%		12/01/2029	2,899,175
14,904	Federal National Mortgage Association Pass-Thru, Pool MA0315	4.50%		01/01/2025	14,734
10,065,071	Federal National Mortgage Association Pass-Thru, Pool MA0353	4.50%		03/01/2030	10,576,712
2,186,243	Federal National Mortgage Association Pass-Thru, Pool MA0406	4.50%		05/01/2030	2,297,366
147,759	Federal National Mortgage Association Pass-Thru, Pool MA0445	5.00%		06/01/2040	154,442
337,231	Federal National Mortgage Association Pass-Thru, Pool MA0459	4.00%		07/01/2020	347,051
395,283	Federal National Mortgage Association Pass-Thru, Pool MA0468	5.00%		07/01/2040	412,176
1,111,131	Federal National Mortgage Association Pass-Thru, Pool MA0502	4.00%		08/01/2020	1,143,485
536,697	Federal National Mortgage Association Pass-Thru, Pool MA0517	4.00%		09/01/2020	552,324
3,135,952	Federal National Mortgage Association Pass-Thru, Pool MA0534	4.00%		10/01/2030	3,241,956
3,394,187	Federal National Mortgage Association Pass-Thru, Pool MA0536	4.00%		10/01/2020	3,493,020
4,235,731	Federal National Mortgage Association Pass-Thru, Pool MA0580	4.00%		11/01/2020	4,359,068
687,428	Federal National Mortgage Association Pass-Thru, Pool MA0587	4.00%		12/01/2030	710,719
16,989,942	Federal National Mortgage Association Pass-Thru, Pool MA0616	4.00%		01/01/2031	17,564,461
6,388,505	Federal National Mortgage Association Pass-Thru, Pool MA0896	4.00%		11/01/2041	6,533,969
129,113,993	Federal National Mortgage Association Pass-Thru, Pool MA0919	3.50%		12/01/2031	131,877,019
54,410,091	Federal National Mortgage Association Pass-Thru, Pool MA0949	3.50%		01/01/2032	55,574,448
66,421,162	Federal National Mortgage Association Pass-Thru, Pool MA0976	3.50%		02/01/2032	67,842,624
32,528,673	Federal National Mortgage Association Pass-Thru, Pool MA1010	3.50%		03/01/2032	33,224,568
9,633,433	Federal National Mortgage Association Pass-Thru, Pool MA1039	3.50%		04/01/2042	9,609,052
44,704,010	Federal National Mortgage Association Pass-Thru, Pool MA1059	3.50%		05/01/2032	45,660,276
6,292,933	Federal National Mortgage Association Pass-Thru, Pool MA1068	3.50%		05/01/2042	6,276,953
94,701,072	Federal National Mortgage Association Pass-Thru, Pool MA1084	3.50%		06/01/2032	96,727,381
14,296,528	Federal National Mortgage Association Pass-Thru, Pool MA1093	3.50%		06/01/2042	14,260,260
11,568,942	Federal National Mortgage Association Pass-Thru, Pool MA1094	4.00%		06/01/2042	11,829,621
56,906,704	Federal National Mortgage Association Pass-Thru, Pool MA1107	3.50%		07/01/2032	58,124,355
132,430,456	Federal National Mortgage Association Pass-Thru, Pool MA1117	3.50%		07/01/2042	132,094,129
155,861,754	Federal National Mortgage Association Pass-Thru, Pool MA1136	3.50%		08/01/2042	155,466,591
38,392,561	Federal National Mortgage Association Pass-Thru, Pool MA1138	3.50%		08/01/2032	39,213,588
42,009,742	Federal National Mortgage Association Pass-Thru, Pool MA1179	3.50%		09/01/2042	41,903,409
7,600,439	Federal National Mortgage Association Pass-Thru, Pool MA1201	3.50%		10/01/2032	7,763,026
90,964,329	Federal National Mortgage Association Pass-Thru, Pool MA1209	3.50%		10/01/2042	90,734,229
146,773,753	Federal National Mortgage Association Pass-Thru, Pool MA1237	3.00%		11/01/2032	146,251,424
5,887,210	Federal National Mortgage Association Pass-Thru, Pool MA1242	3.50%		11/01/2042	5,872,313
26,345,337	Federal National Mortgage Association Pass-Thru, Pool MA1338	3.00%		02/01/2033	26,251,594
103,677,081	Federal National Mortgage Association Pass-Thru, Pool MA1366	3.00%		03/01/2033	103,307,984
63,575,758	Federal National Mortgage Association Pass-Thru, Pool MA1401	3.00%		04/01/2033	63,349,569
110,498,026	Federal National Mortgage Association Pass-Thru, Pool MA1459	3.00%		06/01/2033	110,105,285
14,071,616	Federal National Mortgage Association Pass-Thru, Pool MA1490	3.00%		07/01/2033	14,021,552
80,877,005	Federal National Mortgage Association Pass-Thru, Pool MA2018	3.50%		09/01/2034	82,355,291
30,998,844	Federal National Mortgage Association Pass-Thru, Pool MA2114	3.50%		12/01/2044	30,920,413
25,104,482	Federal National Mortgage Association Pass-Thru, Pool MA2151	3.50%		01/01/2045	25,040,964
48,218,090	Federal National Mortgage Association Pass-Thru, Pool MA2164	3.50%		02/01/2035	49,099,413
99,719,089	Federal National Mortgage Association Pass-Thru, Pool MA2166	3.50%		02/01/2045	99,466,602
102,019,731	Federal National Mortgage Association Pass-Thru, Pool MA2248	3.00%		04/01/2045	98,939,070
103,117,748	Federal National Mortgage Association Pass-Thru, Pool MA2270	3.00%		05/01/2045	100,003,367
137,698,780	Federal National Mortgage Association Pass-Thru, Pool MA2650	3.50%		06/01/2046	137,350,350
8,989,435	Federal National Mortgage Association Pass-Thru, Pool MA3894	4.00%		09/01/2031	9,360,626
5,011,795	Government National Mortgage Association, Pool MA2511M	3.50%		01/20/2045	5,011,734
14,700,000	Government National Mortgage Association, Series 2003-67-SP (-1 x 1 Month LIBOR USD + 7.10%, 7.10% Cap)	5.28%	I/F I/O	08/20/2033	2,413,600
6,169,298	Government National Mortgage Association, Series 2003-86-ZK	5.00%		10/20/2033	6,701,062
3,147,645	Government National Mortgage Association, Series 2004-49-Z	6.00%		06/20/2034	3,428,854
993,002	Government National Mortgage Association, Series 2004-80-PH	5.00%		07/20/2034	1,011,427
6,519,588	Government National Mortgage Association, Series 2004-83-CS (-1 x 1 Month LIBOR USD + 6.08%, 6.08% Cap)	4.26%	I/F I/O	10/20/2034	794,566
1,667,583	Government National Mortgage Association, Series 2005-21-Z	5.00%		03/20/2035	1,812,637
17,927,928	Government National Mortgage Association, Series 2005-39-ZB	5.00%		07/20/2034	19,069,449
906,579	Government National Mortgage Association, Series 2006-24-CX (-7 x 1 Month LIBOR USD + 39.97%, 39.97% Cap)	26.60%	I/F	05/20/2036	1,620,705
8,308,830	Government National Mortgage Association, Series 2007-26-SJ (-1 x 1 Month LIBOR USD + 4.69%, 4.69% Cap)	2.87%	I/F I/O	04/20/2037	519,805
5,367,727	Government National Mortgage Association, Series 2008-2-SM (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	4.71%	I/F I/O	01/16/2038	938,293
9,076,955	Government National Mortgage Association, Series 2008-42-AI (-1 x 1 Month LIBOR USD + 7.69%, 7.69% Cap)	5.90%	I/F I/O	05/16/2038	2,085,698
3,837,671	Government National Mortgage Association, Series 2008-43-SH (-1 x 1 Month LIBOR USD + 6.34%, 6.34% Cap)	4.51%	I/F I/O	05/20/2038	503,414
4,352,492	Government National Mortgage Association, Series 2008-51-SC (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	4.43%	I/F I/O	06/20/2038	536,983
2,895,379	Government National Mortgage Association, Series 2008-51-SE (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	4.46%	I/F I/O	06/16/2038	405,195
1,507,782	Government National Mortgage Association, Series 2008-82-SM (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	4.23%	I/F I/O	09/20/2038	191,936
3,227,389	Government National Mortgage Association, Series 2008-83-SD (-1 x 1 Month LIBOR USD + 6.56%, 6.56% Cap)	4.77%	I/F I/O	11/16/2036	512,159
12,129,094	Government National Mortgage Association, Series 2009-106-VZ	4.50%		11/20/2039	12,779,063
6,448,267	Government National Mortgage Association, Series 2009-10-NS (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	4.86%	I/F I/O	02/16/2039	1,064,939
2,397,737	Government National Mortgage Association, Series 2009-24-SN (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	4.28%	I/F I/O	09/20/2038	225,884
6,733,420	Government National Mortgage Association, Series 2009-32-ZE	4.50%		05/16/2039	7,093,920
37,381,025	Government National Mortgage Association, Series 2009-35-DZ	4.50%		05/20/2039	39,449,586
7,255	Government National Mortgage Association, Series 2009-41-ZQ	4.50%		06/16/2039	7,705
4,280,050	Government National Mortgage Association, Series 2009-48-Z	5.00%		06/16/2039	4,520,271
940,830	Government National Mortgage Association, Series 2009-50-KP	4.50%		06/20/2039	972,396
3,486,987	Government National Mortgage Association, Series 2009-69-TS (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	4.41%	I/F I/O	04/16/2039	362,119
5,712,050	Government National Mortgage Association, Series 2009-75-GZ	4.50%		09/20/2039	5,926,250
4,559,873	Government National Mortgage Association, Series 2009-87-IG (-1 x 1 Month LIBOR USD + 6.74%, 6.74% Cap)	4.92%	I/F I/O	03/20/2037	512,909
33,234,955	Government National Mortgage Association, Series 2010-106-PS (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	4.23%	I/F I/O	03/20/2040	3,608,209
8,468,483	Government National Mortgage Association, Series 2010-1-SA (-1 x 1 Month LIBOR USD + 5.75%, 5.75% Cap)	3.96%	I/F I/O	01/16/2040	837,817
3,688,922	Government National Mortgage Association, Series 2010-25-ZB	4.50%		02/16/2040	3,886,688
78,078,027	Government National Mortgage Association, Series 2010-26-QS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	4.43%	I/F I/O	02/20/2040	11,882,656
6,586,430	Government National Mortgage Association, Series 2010-42-AY	5.00%		11/20/2039	7,108,642
6,660,642	Government National Mortgage Association, Series 2010-42-ES (-1 x 1 Month LIBOR USD + 5.68% , 5.68% Cap)	3.86%	I/F I/O	04/20/2040	887,567
2,038,281	Government National Mortgage Association, Series 2010-61-AS (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	4.73%	I/F I/O	09/20/2039	245,026
20,357,405	Government National Mortgage Association, Series 2010-62-SB (-1 x 1 Month LIBOR USD + 5.75%, 5.75% Cap)	3.93%	I/F I/O	05/20/2040	2,453,338
10,189,552	Government National Mortgage Association, Series 2010-62-ZG	5.50%		05/16/2040	11,404,599
7,833,334	Government National Mortgage Association, Series 2011-18-SN (-2 x 1 Month LIBOR USD + 9.50%, 9.50% Cap)	5.86%	I/F	12/20/2040	8,175,305
8,333,334	Government National Mortgage Association, Series 2011-18-YS (-2 x 1 Month LIBOR USD + 9.50%, 9.50% Cap)	5.86%	I/F	12/20/2040	8,277,200
4,891,763	Government National Mortgage Association, Series 2011-51-UZ	4.50%		04/20/2041	5,095,623
3,129,402	Government National Mortgage Association, Series 2011-69-OC	0.00%	P/O	05/20/2041	2,512,817
28,987,422	Government National Mortgage Association, Series 2011-69-SB (-1 x 1 Month LIBOR USD + 5.35%, 5.35% Cap)	3.53%	I/F I/O	05/20/2041	3,148,912
27,162,619	Government National Mortgage Association, Series 2011-71-ZA	4.50%		02/20/2041	28,287,673
10,637,081	Government National Mortgage Association, Series 2011-72-AS (-1 x 1 Month LIBOR USD + 5.38%, 5.38% Cap)	3.56%	I/F I/O	05/20/2041	1,238,066
8,163,208	Government National Mortgage Association, Series 2011-72-SK (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	4.33%	I/F I/O	05/20/2041	1,037,188
4,777,177	Government National Mortgage Association, Series 2012-105-SE (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	4.38%	I/F I/O	01/20/2041	298,738
11,299,086	Government National Mortgage Association, Series 2012-52-PN	2.00%		12/20/2039	11,195,520
28,429,893	Government National Mortgage Association, Series 2013-116-LS (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	4.33%	I/F I/O	08/20/2043	4,402,554
28,574,812	Government National Mortgage Association, Series 2013-136-CS (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	4.41%	I/F I/O	09/16/2043	4,198,546
18,903,608	Government National Mortgage Association, Series 2013-182-WZ	2.50%		12/20/2043	16,848,143
58,271,355	Government National Mortgage Association, Series 2013-182-ZW	2.50%		12/20/2043	51,935,277
19,919,165	Government National Mortgage Association, Series 2013-186-SG (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	4.46%	I/F I/O	02/16/2043	2,295,588
19,187,657	Government National Mortgage Association, Series 2013-26-MS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	4.43%	I/F I/O	02/20/2043	3,218,290
40,490,040	Government National Mortgage Association, Series 2013-34-PL	3.00%		03/20/2042	39,921,374
37,416,004	Government National Mortgage Association, Series 2014-163-PS (-1 x 1 Month LIBOR USD + 5.60% , 5.60% Cap)	3.78%	I/F I/O	11/20/2044	4,571,364
38,595,551	Government National Mortgage Association, Series 2014-167-SA (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	3.78%	I/F I/O	11/20/2044	4,376,851
57,954,222	Government National Mortgage Association, Series 2014-21-SE (-1 x 1 Month LIBOR USD + 5.55%, 5.55% Cap)	3.73%	I/F I/O	02/20/2044	7,712,444
32,488,778	Government National Mortgage Association, Series 2014-39-SK (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	4.38%	I/F I/O	03/20/2044	4,304,240
28,661,395	Government National Mortgage Association, Series 2014-59-DS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	4.46%	I/F I/O	04/16/2044	4,102,374
9,070,053	Government National Mortgage Association, Series 2016-99-TL	2.00%		04/16/2044	7,517,486

Total US Government and Agency Mortgage Backed Obligations (Cost $24,872,089,110)					24,474,003,074

US Government and Agency Obligations - 5.4%
59,900,000	Tennessee Valley Authority	4.25%		09/15/2065	69,688,475
509,605,000	United States Treasury Inflation Indexed Bonds	0.13%		04/15/2022	502,306,534
250,000,000	United States Treasury Notes	1.38%		09/30/2019	246,809,295
250,000,000	United States Treasury Notes	1.50%		10/31/2019	247,079,500
1,050,000,000	United States Treasury Notes	1.63%		11/15/2022	1,007,862,240
700,000,000	United States Treasury Notes	2.00%		02/15/2023	681,972,998

Total US Government and Agency Obligations (Cost $2,800,492,324)					2,755,719,042

Short Term Investments - 5.2%
144,796,359	BlackRock Liquidity Funds FedFund - Institutional Shares	1.53%	◆		144,796,359
144,796,359	Fidelity Institutional Money Market Government Portfolio - Class I	1.47%	◆		144,796,359
144,796,359	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	1.56%	◆		144,796,359
250,000,000	United States Treasury Bills	0.00%		04/12/2018	249,886,740
250,000,000	United States Treasury Bills	0.00%		04/26/2018	249,735,000
250,000,000	United States Treasury Bills	0.00%		05/17/2018	249,488,542
500,000,000	United States Treasury Bills	0.00%		05/31/2018	498,637,005
250,000,000	United States Treasury Bills	0.00%		06/21/2018	249,063,195
250,000,000	United States Treasury Bills	0.00%		07/26/2018	248,597,032
250,000,000	United States Treasury Bills	0.00%		08/16/2018	248,263,535
250,000,000	United States Treasury Bills	0.00%		09/13/2018	247,888,637

Total Short Term Investments (Cost $2,676,565,438)					2,675,948,763

Total Investments - 100.1% (Cost $52,078,311,287)					51,490,504,085
Liabilities in Excess of Other Assets - (0.1)%					(70,539,490)

NET ASSETS - 100.0%					$51,419,964,595

   ^   Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2018, the value of these securities amounted to $12,514,952,538 or 24.3% of net assets.

   #  Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of March 31, 2018.

   ±  Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate desclosed is as of March 31, 2018.

	I/O Interest only security

I/F   Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

	P/O Principal only security

   ß The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of March 31, 2018.

	§ The interest rate will step up if the issuer does not redeem the bond by an expected redemption date. The interest rate shown is the rate in effect as of March 31, 2018.

	Þ Value determined using significant unobservable inputs.
	¥ Illiquid security
	◆ Seven-day yield as of March 31, 2018
	~ Represents less than 0.05% of net assets.
SECURITY TYPE BREAKDOWN as a % of Net Assets:

US Government and Agency Mortgage Backed Obligations	47.6%
Non-Agency Residential Collateralized Mortgage Obligations	25.9%
Non-Agency Commercial Mortgage Backed Obligations	7.0%
US Government and Agency Obligations	5.4%
Short Term Investments	5.2%
Collateralized Loan Obligations	4.9%
Asset Backed Obligations	3.7%
Commercial Paper	0.3%
US Corporate Bonds	0.1%
Foreign Corporate Bonds	0.0	% ~
Other Assets and Liabilities	(0.1)%

	100.0%

DoubleLine Core Fixed Income Fund

Schedule of Investments

March 31, 2018

Principal Amount $/Shares	Security Description	Rate		Maturity	Value $
Asset Backed Obligations - 1.9%
4,958,333	CAL Funding Ltd., Series 2018-1A-A	3.96%	^	02/25/2043	5,006,477
4,433,524	Castlelake Aircraft Securitization Trust, Series 2015-1A-A	4.70%	^ §	12/15/2040	4,457,142
11,130,684	Castlelake Aircraft Securitization Trust, Series 2016-1-A	4.45%		08/15/2041	11,148,326
5,626,291	Castlelake Aircraft Securitization Trust, Series 2017-1-A	3.97%		07/15/2042	5,603,043
5,448,129	CLI Funding LLC, Series 2017-1A-A	3.62%	^	05/18/2042	5,413,915
14,738,625	Coinstar Funding LLC, Series 2017-1A-A2	5.22%	^	04/25/2047	15,155,153
2,910,000	DB Master Finance LLC, Series 2015-1A-A2II	3.98%	^	02/20/2045	2,938,903
14,600,000	Harbour Aircraft Investments Ltd., Series 2017-1-A	4.00%		11/15/2037	14,589,386
9,507,925	Helios Issuer LLC, Series 2017-1A-A	4.94%	^	09/20/2049	9,691,942
6,356,727	HERO Funding Trust, Series 2016-1A-A	4.05%	^	09/20/2041	6,358,931
4,975,000	Jimmy Johns Funding LLC, Series 2017-1A-A2II	4.85%	^	07/30/2047	5,097,312
708,065	MarketPlace Loan Trust, Series 2015-CB1-A	4.00%	^	07/15/2021	707,906
7,500,000	Navient Private Education Loan Trust, Series 2018-A-B	3.68%	^	02/18/2042	7,524,515
12,309,699	NP SPE II LLC, Series 2016-1A-A1	4.16%	^	04/20/2046	12,373,704
11,235,850	OneMain Financial Issuance Trust, Series 2015-1A-A	3.19%	^	03/18/2026	11,274,168
7,533,425	Shenton Aircraft Investment Ltd., Series 2015-1A-A	4.75%	^	10/15/2042	7,761,560
1,723,193	SoFi Consumer Loan Program Trust, Series 2016-2-A	3.09%	^	10/27/2025	1,726,212
1,680,212	SoFi Consumer Loan Program Trust, Series 2017-1-A	3.28%	^	01/26/2026	1,683,773
500,000	SoFi Consumer Loan Program Trust, Series 2017-1-B	4.73%	# ^	01/26/2026	516,904
590,870	SoFi Consumer Loan Program Trust, Series 2017-2-A	3.28%	^	02/25/2026	592,450
5,000,000	SoFi Consumer Loan Program Trust, Series 2017-5-A2	2.78%	^	09/25/2026	4,929,916
5,508,398	SoFi Professional Loan Program, Series 2016-A-A2	2.76%	^	12/26/2036	5,463,609
5,000,000	SoFi Professional Loan Program, Series 2017-B-BFX	3.70%	# ^	05/25/2040	5,021,841
2,000,000	SoFi Professional Loan Program, Series 2017-C-C	4.21%	# ^	07/25/2040	1,982,728
13,510,195	Springleaf Funding Trust, Series 2015-AA-A	3.16%	^	11/15/2024	13,524,000
1,313,104	Spruce Asset Backed Securities Trust, Series 2016-E1-A	4.32%	^	06/15/2028	1,329,069
2,751,900	Textainer Marine Containers Ltd., Series 2017-1A-A	3.72%	^	05/20/2042	2,752,949
12,989,167	Vantage Data Centers Issuer LLC, Series 2018-1A-A2	4.07%	^	02/16/2043	13,123,456
5,000,000	VB-S1 Issuer LLC, Series 2018-1A-C	3.41%	^	02/15/2048	5,004,353
23,492	Westlake Automobile Receivables Trust, Series 2016-1A-B	2.68%	^	09/15/2021	23,523
15,445,108	Wildcat LLC, Series 2017-1A-A	4.12%	¥ Þ	06/30/2027	15,417,307

Total Asset Backed Obligations (Cost $196,669,506)					198,194,473

Bank Loans - 3.5%
2,451,772	Acadia Healthcare Company, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2 (1 Month LIBOR USD + 2.50%)	4.38%		02/16/2023	2,475,272
311,655	Access CIG LLC, Senior Secured 1st Lien Delayed-Draw Term Loan (1 Month LIBOR USD + 3.75%)	0.50%	&	02/27/2025	315,550
1,493,345	Access CIG LLC, Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.63%		02/27/2025	1,512,012
3,520,832	Acrisure LLC, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 4.25%, 1.00% Floor)	5.99%		11/22/2023	3,571,004
1,660,770	Air Medical Group Holdings, Inc., Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%, 1.00% Floor)	4.94%		04/28/2022	1,669,879
24,706	A-L Parent LLC, Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.13%		12/01/2023	24,984
1,839,538	Albertson’s Holdings LLC, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B4 (1 Month LIBOR USD + 2.75%, 0.75% Floor)	4.63%		08/25/2021	1,819,579
791,090	AlixPartners LLP, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 2.75%, 1.00% Floor)	5.05%		04/04/2024	795,761
1,810,000	Almonde, Inc., Secured 2nd Lien Term Loan (3 Month LIBOR USD + 7.25%, 1.00% Floor)	9.23%		06/16/2025	1,797,411
1,871,271	Almonde, Inc., Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.48%		06/13/2024	1,871,626
2,035,690	American Renal Holdings, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%)	5.13%		06/21/2024	2,040,138
3,245,178	American Tire Distributors, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (2 Month LIBOR USD + 4.25%, 1.00% Floor)	6.24%		09/01/2021	3,291,828
2,820,000	Amneal Pharmaceuticals LLC, Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.50%)	5.53%		03/23/2025	2,825,288
2,895,450	Applied Systems, Inc., Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.25%, 1.00% Floor)	5.55%		09/19/2024	2,920,003
2,034,625	Arctic LNG Carriers Ltd., Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.50%, 1.00% Floor)	6.38%		05/18/2023	2,055,612
683,283	Ascend Learning LLC, Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.88%		07/12/2024	686,167
1,837,523	ASP AMC Merger Sub, Inc., Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.80%		04/22/2024	1,844,993
215,000	ASP Prince Merger Sub, Inc., Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.16%		03/20/2025	216,680
375,000	AssuredPartners, Inc., Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.25%)	5.26%		10/22/2024	375,000
2,930,275	AssuredPartners, Inc., Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.50%)	5.38%		10/22/2024	2,941,630
2,831,798	Asurion LLC, Senior Secured 1st Lien Term Loan, Tranche B6 (1 Month LIBOR USD + 2.75%)	4.63%		11/03/2023	2,854,155
2,418,844	Avantor Inc., Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	5.88%		11/21/2024	2,447,314
2,555,000	Avatar Purchaser Inc., Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	5.48%		11/15/2024	2,562,461
2,593,500	Avaya, Inc., Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.75%, 1.00% Floor)	6.54%		12/16/2024	2,615,272
2,919,022	BJ’s Wholesale Club, Inc., Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.19%		02/02/2024	2,920,190
1,460,000	Blackstone Group, Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 4.00%, 1.00% Floor)	5.77%		10/31/2024	1,469,125
745,000	Blount International, Inc., Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.25%, 1.00% Floor)	5.92%		04/12/2023	755,896
3,535,700	Brand Energy & Infrastructure Services, Inc., Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	5.99%		06/21/2024	3,571,287
2,466,363	Bright Bidco B.V.,Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.80%		06/28/2024	2,505,282
2,914,098	BWAY Corporation, Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.25%)	4.96%		04/03/2024	2,932,049
2,389,013	Caesars Resort Collection LLC, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%)	4.63%		12/23/2024	2,407,599
2,429,950	Canyon Valor Companies, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%)	5.13%		06/16/2023	2,455,768
214,721	Capital Automotive LP, Guaranteed Secured 2nd Lien Term Loan (1 Month LIBOR USD + 6.00%, 1.00% Floor)	7.88%		03/24/2025	217,541
3,420,000	Capri Acquisitions Bidco Ltd, Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.25%)	5.02%		11/01/2024	3,426,412
1,411,463	CBS Radio, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 2.75%)	4.62%		11/18/2024	1,420,284
2,921,353	Cengage Learning, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.04%		06/07/2023	2,670,044
2,144,625	CenturyLink, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%)	4.63%		01/31/2025	2,113,131
979,262	Ceva Group PLC, Guaranteed Senior Secured 1st Lien Synthetic Letter Of Credit (3 Month LIBOR USD + 5.50%, 1.00% Floor)	2.21%		03/19/2021	964,270
156,497	Ceva Group PLC, Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 5.50%, 1.00% Floor)	7.27%		03/19/2021	154,101
1,326,260	Ceva Group PLC, Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 5.50%, 1.00% Floor)	7.27%		03/19/2021	1,305,955
910,240	Ceva Intercompany BV, Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 5.50%, 1.00% Floor)	7.27%		03/19/2021	896,304
1,646,460	CH Hold Corporation, Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.88%		02/01/2024	1,659,327
2,467,922	Change Healthcare Holdings LLC, Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.63%		03/01/2024	2,476,720
3,238,510	CHG Healthcare Services, Inc., Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	4.77%		06/07/2023	3,266,863
340,000	CHG PPC Parent LLC, Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 2.75%)	4.76%		03/21/2025	341,275
950,755	Chill Merger Sub, Inc., Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.38%		03/20/2024	960,410
2,245,000	Cincinnati Bell, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.75%, 1.00% Floor)	5.44%		10/02/2024	2,265,575
3,531,150	Compass Power Generation LLC, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.05%		12/20/2024	3,584,117
2,509,234	Compuware Corporation, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B3 (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.38%		12/15/2021	2,543,736
425,000	Concentra, Inc., Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 2.75%, 1.00% Floor)	4.53%		06/01/2022	428,719
2,134,804	Constellation Merger Sub, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.25%)	5.55%		09/18/2024	2,151,200
3,045,510	Constellis Holdings LLC, Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 5.00%, 1.00% Floor)	7.30%		04/19/2024	3,078,828
667,857	Coronado Australian Holdings Ltd., Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 6.50%, 1.00% Floor)	8.51%		03/21/2025	661,179
182,143	Coronado Australian Holdings Pty Ltd., Senior Secured 1st Lien Term Loan, Tranche C (3 Month LIBOR USD + 6.50%, 1.00% Floor)	8.51%		03/21/2025	180,321
423,938	CP VI Bella Topco LLC, Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.00%)	4.88%		12/27/2024	423,410
1,154,486	CPI Holdco LLC, Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.80%		03/21/2024	1,163,144
2,881,878	CSM Bakery Supplies LLC, Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 4.00%, 1.00% Floor)	5.70%		07/03/2020	2,855,221
3,615,000	Cvent, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.63%		11/29/2024	3,640,612
1,347,000	CVS Holdings LP, Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	4.79%		02/06/2025	1,341,955
3,595,000	Deerfield Holdings Corporation, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.55%		02/13/2025	3,612,076
2,421,258	Delta 2 Lux Sarl, Senior Secured 1st Lien Term Loan, Tranche B3 (1 Month LIBOR USD + 2.50%, 1.00% Floor)	4.38%		02/01/2024	2,419,744
379,050	Dexko Global, Inc., Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.80%		07/24/2024	383,256
135,000	Dexko Global, Inc., Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.80%	&	07/24/2024	136,351
1,460,440	Digicel International Finance Ltd., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.25%)	5.02%		05/27/2024	1,455,423
255,938	Diplomat Pharmacy, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.50%, 1.00% Floor)	6.10%		12/20/2024	258,657
1,995,000	EG America LLC, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 4.00%)	6.01%		02/01/2025	1,993,005
640,000	EG Finco Ltd., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1 (3 Month LIBOR USD + 4.00%)	5.69%		02/07/2025	639,360
948,270	Envision Healthcare Corporation, Guaranteed Senior Secured 1st Lien Term Loan, Tranche C (1 Month LIBOR USD + 3.00%, 0.75% Floor)	4.88%		12/01/2023	953,367
2,560,147	EOC Group, Inc., Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.07%		03/20/2025	2,564,947
409,853	EOC Group, Inc., Senior Secured 1st Lien Delayed-Draw Term Loan (1 Month LIBOR USD + 3.25%)	5.56%	&	03/20/2025	410,622
3,266,875	Equian Buyer Corporation, Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.25%, 1.00% Floor)	5.15%		05/20/2024	3,289,335
2,564,165	Equinox Holdings, Inc., Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.88%		03/08/2024	2,586,063
952,399	Evergreen Skills, Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 4.75%, 1.00% Floor)	6.63%		04/28/2021	922,242
1,799,221	Excelitas Technologies Corporation, Guaranteed Senior Secured 1st Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	5.16%		12/02/2024	1,818,706
902,738	Exgen Renewables LLC, Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.00%, 1.00% Floor)	4.99%		11/29/2024	914,026
2,096,413	Federal-Mogul Holdings Corporation, Guaranteed Senior Secured 1st Lien Term Loan, Tranche C (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.63%		04/15/2021	2,112,534
1,410,000	Filtration Group Corporation, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%)	4.66%		04/30/2025	1,406,475
2,291,355	Flexera Software LLC, Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.13%		02/26/2025	2,308,071
2,835,631	Foresight Energy LLC, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 5.75%, 1.00% Floor)	7.44%		03/28/2022	2,799,888
963,340	Forterra Finance LLC, Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.88%		10/25/2023	892,597
2,961,527	FTS International, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.75%, 1.00% Floor)	6.63%		04/16/2021	2,978,926
3,531,636	Garda World Security Corporation, Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.51%		05/24/2024	3,570,272
2,688,824	Gates Global LLC, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2 (3 Month LIBOR USD + 2.75%, 1.00% Floor)	5.05%		04/01/2024	2,706,893
510,000	Gavilan Resources LLC, Secured 2nd Lien Term Loan (1 Month LIBOR USD + 6.00%, 1.00% Floor)	7.79%		03/01/2024	512,553
2,152,480	Goldcup Merger Sub, Inc., Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.75%, 1.00% Floor)	5.52%		05/02/2023	2,172,670
372,164	Golden Nugget, Inc., Guaranteed Senior Secured 1st Lien Term Loan (2 Month LIBOR USD + 3.25%, 0.75% Floor)	5.04%		10/04/2023	375,910
1,495,000	Gopher Resource LLC, Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	5.48%		03/06/2025	1,510,884
3,260,000	GrafTech Finance, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.24%		02/12/2025	3,266,113
2,006,699	Greektown Holdings LLC, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%, 0.75% Floor)	4.88%		04/25/2024	2,011,716
2,808,565	Greeneden US Holdings LLC, Senior Secured 1st Lien Term Loan, Tranche B3 (3 Month LIBOR USD + 3.50%)	5.80%		12/01/2023	2,828,099
913,438	GTT Communications, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.19%		01/09/2024	916,520
1,025,000	GVC Holdings PLC, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2 (3 Month LIBOR USD + 2.50%, 1.00% Floor)	4.51%		03/15/2024	1,028,736
1,994,361	Harbor Freight Tools USA, Inc., Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.75% Floor)	4.38%		08/18/2023	1,999,915
2,259,148	Hargray Corporation, Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.88%		05/16/2024	2,269,032
1,168,222	Harsco Corporation, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1 (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.94%		12/06/2024	1,185,307
2,892,750	Hawk Merger Sub, Inc., Senior Secured 1st Lien Term Loan, Tranche B1 (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.13%		07/31/2024	2,912,638
3,059,625	Hayward Acquisition Corporation, Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.50%)	5.38%		08/05/2024	3,075,688
513,713	HVSC Merger Sub Corporation, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 4.00%, 1.00% Floor)	6.30%		10/28/2024	519,063
2,568,149	Hyland Software, Inc., Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.75% Floor)	5.13%		07/01/2022	2,593,381
3,615,938	Impala Private Holdings LLC, Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	5.88%		11/14/2024	3,637,036
897,606	Informatica LLC, Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%)	5.13%		08/05/2022	903,988
2,905,000	Intelsat Jackson Holdings S.A., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B3 (3 Month LIBOR USD + 3.75%, 1.00% Floor)	5.71%		11/30/2023	2,911,260
1,798,217	IRB Holding Corporation, Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%, 1.00% Floor)	4.94%		02/05/2025	1,819,571
1,833,328	Jo-Ann Stores LLC, Senior Secured 1st Lien Term Loan, Tranche B (6 Month LIBOR USD + 5.00%, 1.00% Floor)	6.55%		10/20/2023	1,827,608
1,595,000	KBR Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.25%)	5.26%		04/30/2025	1,587,025
2,475,399	Kenan Advantage Group, Inc., Senior Secured 1st Lien Term Loan, Tranche B1 (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.88%		08/01/2022	2,490,871
2,416,905	KIK Custom Products, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.00%, 1.00% Floor)	5.88%		05/15/2023	2,443,914
3,229,199	Kloeckner Pentaplast, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.13%		06/30/2022	3,116,193
1,188,374	Kraton Polymers LLC, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.50%, 1.00% Floor)	4.38%		03/05/2025	1,197,436
3,066,403	Kronos Inc., Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.88%		11/01/2023	3,089,569
1,460,231	Learfield Communications, Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.25%)	5.56%	&	12/01/2023	1,473,008
3,572,461	Life Time Fitness, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 2.75%, 1.00% Floor)	4.73%		06/10/2022	3,583,625
915,000	Lions Gate Capital Holdings LLC, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.25%)	4.10%		03/24/2025	919,003
1,385,000	Lucid Energy Group II Borrower LLC, Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.79%		02/18/2025	1,380,243
430,000	LUX HOLDCO III, Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.00%)	4.77%		02/14/2025	433,765
410,000	Marketo, Inc., Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%)	5.04%		02/07/2025	409,680
1,350,000	Meredith Corporation, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%)	4.88%		01/31/2025	1,359,787
2,986,937	Micron Technology, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.50%)	4.38%		09/28/2023	3,000,004
336,628	Mission Broadcasting, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2 (1 Month LIBOR USD + 2.50%)	4.16%		01/17/2024	338,065
575,000	Mitchell International, Inc., Guaranteed Secured 2nd Lien Term Loan (1 Month LIBOR USD + 7.25%)	9.14%		12/01/2025	579,744
214,179	Mitchell International, Inc., Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%)	0.00%	&	11/29/2024	214,500
2,655,821	Mitchell International, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%)	5.13%		11/29/2024	2,659,805
2,963,454	Mohegan Tribal Gaming Authority, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.00%, 1.00% Floor)	5.88%		10/13/2023	2,962,535
2,793,885	MPH Acquisition Holdings LLC, Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 2.75%, 1.00% Floor)	5.05%		06/07/2023	2,809,433
3,070,617	National Vision, Inc., Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.63%		11/20/2024	3,094,276
2,614,774	Nexstar Broadcasting, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2 (1 Month LIBOR USD + 2.50%)	4.16%		01/17/2024	2,625,939
2,037,380	Optiv Security, Inc., Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.13%		02/01/2024	1,971,165
3,255,000	Oryx Southern Delaware Holdings LLC, Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.13%		02/28/2025	3,263,138
2,741,225	Peak 10 Holding Corporation, Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.50%)	5.80%		08/01/2024	2,753,862
1,275,000	PetSmart, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.68%		03/11/2022	1,026,522
2,677,512	Pharmaceutical Product Development LLC, Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 2.50%)	4.77%		08/18/2022	2,689,923
535,000	Phoenix Services Merger Sub LLC, Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.41%		03/03/2025	541,019
1,130,000	Pike Corporation, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.39%		03/12/2025	1,142,006
3,417,791	Playa Resorts Holding BV, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.25%, 1.00% Floor)	5.00%		04/29/2024	3,441,715
2,020,000	Ply Gem Holdings, Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.75%)	5.76%		04/30/2025	2,009,900
3,532,250	PODS LLC, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B3 (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.71%		12/06/2024	3,560,950
1,110,896	Polycom, Inc., Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 5.25%, 1.00% Floor)	7.13%		09/27/2023	1,122,004
3,495,000	PowerTeam Services LLC, Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	5.55%		03/06/2025	3,503,738
1,226,720	Precyse Acquisition Corporation, Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.50%, 1.00% Floor)	6.38%		10/20/2022	1,231,897
2,872,161	Prime Security Services Borrower LLC, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.63%		05/02/2022	2,897,465
1,830,000	Pro Mach Group, Inc., Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.00%)	5.03%		03/07/2025	1,835,719
3,057,970	Project Alpha Intermediate Holding, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (6 Month LIBOR USD + 3.50%, 1.00% Floor)	5.04%		04/26/2024	3,022,925
2,524,054	Quest Software US Holdings, Inc., Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 5.50%, 1.00% Floor)	7.27%		10/31/2022	2,574,548
1,784,730	RCN Corporation, Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%, 0.75% Floor)	4.88%		02/01/2024	1,776,681
2,887,058	RentPath LLC, Senior Secured 1st Lien Term Loan, Tranche B1 (1 Month LIBOR USD + 4.75%, 1.00% Floor)	6.63%		12/17/2021	2,896,080
2,470,350	Reynolds Group, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%)	4.63%		02/06/2023	2,485,456
1,791,017	Robertshaw US Holding Corporation, Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.44%		02/28/2025	1,809,482
2,963,188	Scientific Games International, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B5 (2 Month LIBOR USD + 2.75%)	4.74%		08/14/2024	2,977,322
2,964,702	SCS Holdings, Inc., Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.13%		10/31/2022	2,999,285
3,488,489	Securus Technologies Holdings, Inc., Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	6.38%		11/01/2024	3,535,375
2,648,250	Select Medical Corporation, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 2.75%, 1.00% Floor)	4.46%		03/01/2021	2,676,401
915,000	Shutterfly, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2 (3 Month LIBOR USD + 2.75%)	4.52%		08/19/2024	920,719
1,805,000	SMG US Midco 2, Inc., Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.14%		01/23/2025	1,823,050
2,259,338	SolarWinds Holdings, Inc., Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.00%)	4.88%		02/05/2024	2,272,046
1,468,956	Solenis International LP, Guaranteed Secured 2nd Lien Term Loan (3 Month LIBOR USD + 6.75%, 1.00% Floor)	8.73%		07/29/2022	1,400,649
2,547,214	Solera LLC, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.63%		03/03/2023	2,557,047
3,616,159	Sophia LP, Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.25%, 1.00% Floor)	5.55%		09/30/2022	3,630,678
3,013,697	Southern Graphics, Inc., Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.50%)	5.38%		12/30/2022	3,041,318
1,147,059	StandardAero Aviation Holdings, Inc., Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.63%		07/07/2022	1,159,160
987,525	Staples, Inc., Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	5.79%		09/12/2024	979,995
1,428,394	Syncreon Group BV, Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.02%		10/28/2020	1,340,547
1,185,999	TCH-2 Holdings LLC, Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	5.88%		05/06/2021	1,191,929
3,061,836	Team Health Holdings, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.63%		02/06/2024	2,935,535
1,894,222	Telesat Canada, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B4 (3 Month LIBOR USD + 3.00%, 0.75% Floor)	5.31%		11/17/2023	1,905,872
3,236,847	Tempo Acquisition LLC, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%)	4.88%		05/01/2024	3,256,575
3,295,000	Titan Acquisition Ltd., Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.00%)	4.66%		03/14/2025	3,292,941
2,997,063	TKC Holdings, Inc., Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.03%		02/01/2023	3,030,406
2,864,438	TransDigm, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche F (1 Month LIBOR USD + 2.75%)	5.05%		06/09/2023	2,875,852
193,540	TransDigm, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche G (3 Month LIBOR USD + 2.50%)	4.80%		08/22/2024	194,387
1,025,141	Travel Leaders Group LLC, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 4.50%)	6.35%		01/25/2024	1,040,087
280,585	TravelClick Holdings Corporation, Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.51%		05/06/2021	280,585
1,470,000	Traverse Midstream Partners LLC, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (6 Month LIBOR USD + 4.00%, 1.00% Floor)	5.85%		09/27/2024	1,480,334
119,685	Tribune Media Company, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%, 0.75% Floor)	4.88%		12/24/2020	119,959
2,243,594	Tribune Media Company, Guaranteed Senior Secured 1st Lien Term Loan, Tranche C (1 Month LIBOR USD + 3.00%, 0.75% Floor)	4.88%		01/26/2024	2,248,272
2,503,239	UFC Holdings LLC, Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.13%		08/18/2023	2,519,860
1,535,888	Ultra Resources, Inc., Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.76%		04/12/2024	1,524,852
1,194,877	Univar USA, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B3 (1 Month LIBOR USD + 2.50%)	4.38%		07/01/2024	1,204,305
2,393,547	US Renal Care, Inc., Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	5.94%		12/30/2022	2,407,501
2,016,936	USAGM HoldCo LLC, Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.05%		07/28/2022	1,992,017
2,205,395	VF Holdings Corporation, Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.13%		06/30/2023	2,226,996
196,423	Vizient, Inc., Senior Secured 1st Lien Term Loan, Tranche B3 (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.63%		02/13/2023	198,388
3,027,413	West Corporation, Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	5.88%		10/10/2024	3,059,579
375,000	West Corporation, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1 (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.51%		10/10/2024	376,014
3,577,885	West Street Merger Sub, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%)	4.63%		09/27/2024	3,583,252
3,546,113	Wink Holdco, Inc., Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.66%		12/02/2024	3,536,698
2,770,593	York Risk Services Group, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.63%		10/01/2021	2,720,030
2,972,770	Zodiac Pool Solutions LLC, Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	6.30%		12/20/2023	2,982,075

Total Bank Loans (Cost $365,615,757)					366,970,501

Collateralized Loan Obligations - 2.6%
875,000	Adams Mill Ltd., Series 2014-1A-D1 (3 Month LIBOR USD + 3.50%)	5.22%	^	07/15/2026	876,305
1,000,000	AIMCO, Series 2018-AA-D (3 Month LIBOR USD + 2.55%)	0.00%	^	04/17/2031	1,000,000
3,000,000	ALM LLC, Series 2013-7RA-CR (3 Month LIBOR USD + 4.04%)	5.76%	^	10/15/2028	3,085,663
3,800,000	ALM LLC, Series 2013-8A-CR (3 Month LIBOR USD + 3.95%, 3.95% Floor)	5.67%	^	10/15/2028	3,847,086
2,700,000	ALM LLC, Series 2016-19A-B (3 Month LIBOR USD + 3.00%)	4.72%	^	07/15/2028	2,737,621
2,000,000	ALM LLC, Series 2016-19A-C (3 Month LIBOR USD + 4.35%)	6.07%	^	07/15/2028	2,037,566
1,000,000	Apidos Ltd., Series 2013-12A-DR (3 Month LIBOR USD + 2.60%)	4.64%	^	04/15/2031	999,913
2,000,000	Apidos Ltd., Series 2013-16A-A1R (3 Month LIBOR USD + 0.98%)	2.72%	^	01/19/2025	2,000,440
2,950,000	Apidos Ltd., Series 2013-16A-BR (3 Month LIBOR USD + 1.95%)	3.69%	^	01/19/2025	2,948,205
1,000,000	Apidos Ltd., Series 2014-18A-D (3 Month LIBOR USD + 5.20%)	6.94%	^	07/22/2026	1,000,857
1,500,000	Apidos Ltd., Series 2015-20A-C (3 Month LIBOR USD + 3.70%)	5.42%	^	01/16/2027	1,504,054
2,250,000	Apidos Ltd., Series 2015-21A-C (3 Month LIBOR USD + 3.55%, 3.55% Floor)	5.28%	^	07/18/2027	2,258,400
5,000,000	Atrium Corporation, Series 9A-DR (3 Month LIBOR USD + 3.60%)	5.58%	^	05/28/2030	5,077,578
1,000,000	Babson Ltd., Series 2014-3A-D2 (1 Month LIBOR USD + 4.40%)	6.12%	^	01/15/2026	1,000,000
5,000,000	Babson Ltd., Series 2015-2A-DR (3 Month LIBOR USD + 2.95%)	4.69%	^	10/20/2030	5,044,936
3,400,000	Babson Ltd., Series 2015-IA-DR (3 Month LIBOR USD + 2.60%, 2.60% Floor)	4.33%	^	01/20/2031	3,384,020
3,250,000	Babson Ltd., Series 2017-1A-D (3 Month LIBOR USD + 3.60%)	5.33%	^	07/18/2029	3,291,202
2,250,000	Barings Ltd., Series 2016-3A-C (3 Month LIBOR USD + 3.95%, 3.95% Floor)	5.67%	^	01/15/2028	2,284,414
2,000,000	Barings Ltd., Series 2018-1A-C (3 Month LIBOR USD + 2.60%)	0.00%	^	04/15/2031	2,000,000
3,000,000	Betony Ltd., Series 2015-1A-D (3 Month LIBOR USD + 3.60%, 3.60% Floor)	5.32%	^	04/15/2027	3,004,253
1,000,000	Birchwood Park Ltd., Series 2014-1A-E2 (3 Month LIBOR USD + 6.40%)	8.12%	^	07/15/2026	1,001,316
10,100,000	BlueMountain Ltd., Series 2012-2A-DR (3 Month LIBOR USD + 4.15%)	6.03%	^	11/20/2028	10,265,278
3,000,000	BlueMountain Ltd., Series 2013-1A-CR (3 Month LIBOR USD + 4.15%)	5.89%	^	01/20/2029	3,056,925
5,000,000	BlueMountain Ltd., Series 2015-2A-D (3 Month LIBOR USD + 3.55%, 3.55% Floor)	5.28%	^	07/18/2027	5,034,720
4,000,000	BlueMountain Ltd., Series 2015-3A-B (3 Month LIBOR USD + 3.10%)	4.84%	^	10/20/2027	4,000,000
4,000,000	BlueMountain Ltd., Series 2015-3A-C (3 Month LIBOR USD + 3.55%)	5.29%	^	10/20/2027	4,000,000
4,000,000	BlueMountain Ltd., Series 2015-3A-CR (3 Month LIBOR USD + 2.60%, 2.60% Floor)	0.00%	^	04/20/2031	4,000,000
5,000,000	BlueMountain Ltd., Series 2015-4A-C (3 Month LIBOR USD + 3.20%)	4.94%	^	01/20/2027	5,008,142
4,000,000	BlueMountain Ltd., Series 2015-4A-D1 (3 Month LIBOR USD + 4.60%)	6.34%	^	01/20/2027	4,008,463
2,000,000	BlueMountain Ltd., Series 2016-3A-D (3 Month LIBOR USD + 3.85%)	5.69%	^	11/15/2027	2,021,059
2,000,000	Bristol Park Ltd., Series 2016-1A-D (3 Month LIBOR USD + 4.10%)	5.82%	^	04/15/2029	2,049,611
5,000,000	California Street LP, Series 2012-9A-DR (3 Month LIBOR USD + 3.96%)	5.68%	^	10/16/2028	5,041,293
2,750,000	Canyon Capital Ltd., Series 2014-1A-CR (3 Month LIBOR USD + 2.75%, 2.75% Floor)	4.52%	^	01/30/2031	2,740,375
1,500,000	Canyon Capital Ltd., Series 2014-2A-DR (3 Month LIBOR USD + 3.65%)	5.37%	^	04/15/2029	1,516,323
1,500,000	Canyon Capital Ltd., Series 2017-1A-D (3 Month LIBOR USD + 3.60%)	5.32%	^	07/15/2030	1,519,923
2,000,000	Carlyle Ltd., Series 2016-4A-C (3 Month LIBOR USD + 3.90%)	5.64%	^	10/20/2027	2,021,224
2,000,000	Cent Ltd., Series 2013-18A-D (3 Month LIBOR USD + 3.45%)	5.19%	^	07/23/2025	2,001,407
1,500,000	Cent Ltd., Series 2013-18A-E (3 Month LIBOR USD + 4.60%)	6.34%	^	07/23/2025	1,480,236
5,000,000	Cent Ltd., Series 2014-21A-D (3 Month LIBOR USD + 5.00%)	6.76%	^	07/27/2026	4,924,382
1,000,000	Cent Ltd., Series 2014-22A-C (3 Month LIBOR USD + 3.75%)	5.54%	^	11/07/2026	1,002,969
3,250,000	Cook Park Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.60%)	0.00%	^	04/17/2030	3,250,000
10,000,000	CVP Ltd., Series 2017-1A-A (3 Month LIBOR USD + 1.34%)	3.08%	^	07/20/2030	10,077,374
2,000,000	Dorchester Park Ltd., Series 2015-1A-C (3 Month LIBOR USD + 3.20%)	4.94%	^	01/20/2027	2,002,257
1,000,000	Dorchester Park Ltd., Series 2015-1A-D (3 Month LIBOR USD + 3.55%)	5.29%	^	01/20/2027	1,001,125
10,000,000	Dryden Senior Loan Fund, Series 2014-33A-DR (3 Month LIBOR USD + 4.35%)	6.07%	^	10/15/2028	10,161,894
2,000,000	Dryden Senior Loan Fund, Series 2018-57A-D (3 Month LIBOR USD + 2.55%, 2.55% Floor)	4.44%	^	05/15/2031	2,000,412
2,000,000	Gilbert Park Ltd., Series 2017-1A-D (3 Month LIBOR USD + 2.95%)	4.31%	^	10/15/2030	2,020,410
4,000,000	Gilbert Park Ltd., Series 2017-1A-E (3 Month LIBOR USD + 6.40%)	7.76%	^	10/15/2030	4,077,937
2,000,000	GoldenTree Loan Management Ltd., Series 2017-1A-D (3 Month LIBOR USD + 3.35%)	5.09%	^	04/20/2029	2,023,309
3,750,000	GoldenTree Loan Opportunities Ltd., Series 2015-10A-D (3 Month LIBOR USD + 3.35%, 3.35% Floor)	5.09%	^	07/20/2027	3,766,033
3,500,000	GoldenTree Loan Opportunities Ltd., Series 2015-11A-DR2 (3 Month LIBOR USD + 2.40%)	4.13%	^	01/18/2031	3,499,192
740,000	Halcyon Loan Advisors Funding Ltd., Series 2013-2A-C (3 Month LIBOR USD + 2.70%)	4.47%	^	08/01/2025	740,918
1,500,000	Halcyon Loan Advisors Funding Ltd., Series 2014-3A-D (3 Month LIBOR USD + 3.65%)	5.39%	^	10/22/2025	1,502,031
3,000,000	INGIM, Series 2014-1A-CR2 (3 Month LIBOR USD + 2.80%)	0.00%	^	04/18/2031	3,000,000
2,000,000	Jamestown Ltd., Series 2015-6A-A1AR (3 Month LIBOR USD + 1.15%)	3.03%	^	02/20/2027	2,000,500
3,500,000	Jay Park Ltd., Series 2016-1A-C (3 Month LIBOR USD + 3.85%)	5.59%	^	10/20/2027	3,536,178
2,850,000	LCM LP, Series 14A-D (3 Month LIBOR USD + 3.50%)	5.22%	^	07/15/2025	2,854,041
1,000,000	LCM LP, Series 16A-DR (3 Month LIBOR USD + 3.00%)	4.72%	^	07/15/2026	1,002,489
2,000,000	LCM LP, Series 19A-D (3 Month LIBOR USD + 3.45%, 3.45% Floor)	5.17%	^	07/15/2027	2,011,972
750,000	Madison Park Funding Ltd., Series 2014-14A-E (3 Month LIBOR USD + 4.75%)	6.49%	^	07/20/2026	751,847
2,000,000	Madison Park Funding Ltd., Series 2014-15A-CR (3 Month LIBOR USD + 3.45%)	5.21%	^	01/27/2026	2,003,118
1,250,000	Madison Park Funding Ltd., Series 2014-15A-DR (3 Month LIBOR USD + 5.44%)	7.20%	^	01/27/2026	1,250,981
1,000,000	Madison Park Funding Ltd., Series 2015-16A-D (3 Month LIBOR USD + 5.50%)	7.24%	^	04/20/2026	1,003,144
5,000,000	Madison Park Funding Ltd., Series 2015-18A-DR (3 Month LIBOR USD + 2.95%)	4.69%	^	10/21/2030	5,077,453
1,000,000	MP Ltd., Series 2014-2A-DR (3 Month LIBOR USD + 3.50%)	5.22%	^	01/15/2027	1,002,559
5,600,000	Octagon Investment Partners Ltd., Series 2012-1A-CR (3 Month LIBOR USD + 4.00%)	5.72%	^	07/15/2029	5,689,663
2,000,000	Octagon Investment Partners Ltd., Series 2013-1A-D (3 Month LIBOR USD + 3.35%)	5.08%	^	07/17/2025	2,002,520
6,900,000	Octagon Investment Partners Ltd., Series 2013-1A-DR (3 Month LIBOR USD + 3.70%)	5.44%	^	07/19/2030	6,997,038
2,000,000	Octagon Investment Partners Ltd., Series 2013-1A-E (3 Month LIBOR USD + 4.50%)	6.23%	^	07/17/2025	1,971,344
2,500,000	Octagon Investment Partners Ltd., Series 2014-1A-ERR (3 Month LIBOR USD + 5.45%, 5.45% Floor)	7.19%	^	01/22/2030	2,489,337
3,500,000	Octagon Investment Partners Ltd., Series 2016-1A-C (3 Month LIBOR USD + 3.00%)	4.72%	^	07/15/2027	3,514,851
10,000,000	Octagon Investment Partners Ltd., Series 2016-1A-D (3 Month LIBOR USD + 4.75%)	6.47%	^	07/15/2027	10,069,375
4,000,000	Octagon Investment Partners Ltd., Series 2017-1A-C (3 Month LIBOR USD + 3.50%)	5.24%	^	03/17/2030	4,033,983
1,760,000	Octagon Investment Partners Ltd., Series 2017-1A-D (3 Month LIBOR USD + 6.20%)	7.94%	^	03/17/2030	1,783,022
10,000,000	Stewart Park Ltd., Series 2015-1A-DR (3 Month LIBOR USD + 2.60%, 2.60% Floor)	4.32%	^	01/15/2030	9,959,881
4,000,000	TCI-Cent Ltd., Series 2016-1A-C (3 Month LIBOR USD + 4.00%)	5.76%	^	12/21/2029	4,084,338
2,000,000	TCI-Cent Ltd., Series 2017-1A-C (3 Month LIBOR USD + 3.65%)	5.40%	^	07/25/2030	2,032,373
5,000,000	TCI-Flatiron Ltd., Series 2016-1A-C (3 Month LIBOR USD + 3.05%)	4.78%	^	07/17/2028	5,063,841
5,000,000	TCI-Symphony Ltd., Series 2016-1A-D (3 Month LIBOR USD + 3.80%, 3.80% Floor)	5.52%	^	10/13/2029	5,054,203
2,000,000	Thacher Park Ltd., Series 2014-1A-D1R (3 Month LIBOR USD + 3.40%)	5.14%	^	10/20/2026	2,005,372
2,500,000	Venture Ltd., Series 2014-17A-CR (3 Month LIBOR USD + 2.20%)	3.92%	^	07/15/2026	2,502,613
2,000,000	Wind River Ltd., Series 2012-1A-DR (3 Month LIBOR USD + 4.10%)	5.82%	^	01/15/2026	2,027,123
2,810,000	Wind River Ltd., Series 2013-1A-CR (3 Month LIBOR USD + 3.65%)	5.39%	^	07/20/2030	2,847,968
2,000,000	Wind River Ltd., Series 2014-1A-DR (3 Month LIBOR USD + 3.50%)	5.23%	^	04/18/2026	2,002,143
1,000,000	Wind River Ltd., Series 2014-2A-ER (3 Month LIBOR USD + 5.75%, 5.75% Floor)	7.47%	^	01/15/2031	992,691
4,100,000	Wind River Ltd., Series 2016-1A-C (3 Month LIBOR USD + 3.20%)	4.92%	^	07/15/2028	4,122,663
2,000,000	Wind River Ltd., Series 2016-1A-D (3 Month LIBOR USD + 4.65%)	6.37%	^	07/15/2028	2,013,508
3,000,000	Wind River Ltd., Series 2017-3A-D (3 Month LIBOR USD + 3.15%)	4.87%	^	10/15/2030	3,018,124

Total Collateralized Loan Obligations (Cost $270,387,017)					273,971,307

Foreign Corporate Bonds - 9.5%
1,000,000	Adani Ports & Special Economic Zone Ltd.	3.50%		07/29/2020	995,460
3,700,000	Adani Ports & Special Economic Zone Ltd.	3.95%		01/19/2022	3,690,243
13,060,000	AerCap Global Aviation Trust	3.50%		01/15/2025	12,604,242
6,200,000	AES Andres B.V.	7.95%	^	05/11/2026	6,650,492
1,700,000	Ajecorp B.V.	6.50%		05/14/2022	1,547,000
1,295,000	Aker BP ASA	5.88%	^	03/31/2025	1,314,425
4,700,000	Alibaba Group Holding Ltd.	3.13%		11/28/2021	4,690,856
500,000	Alibaba Group Holding Ltd.	2.80%		06/06/2023	483,649
2,000,000	America Movil S.A.B. de C.V.	5.00%		03/30/2020	2,068,765
3,000,000	America Movil S.A.B. de C.V.	3.13%		07/16/2022	2,954,858
13,020,000	Anglo American Capital PLC	4.50%	^	03/15/2028	13,014,587
3,150,000	Ardagh Packaging Finance, Inc.	6.00%	^	02/15/2025	3,173,625
13,375,000	AstraZeneca Plc	2.38%		06/12/2022	12,926,120
12,745,000	Australia and New Zealand Banking Group Ltd.	4.88%	^	01/12/2021	13,339,585
11,430,000	Axiata SPV2 BHD	3.47%		11/19/2020	11,472,668
2,000,000	Banco de Costa Rica	5.25%	^	08/12/2018	2,017,400
200,000	Banco de Costa Rica	5.25%		08/12/2018	201,740
15,640,000	Banco de Credito del Peru	2.25%		10/25/2019	15,459,358
3,300,000	Banco de Credito del Peru	5.38%		09/16/2020	3,468,069
6,200,000	Banco de Credito e Inversiones	4.00%		02/11/2023	6,272,766
4,100,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	4,305,000
1,000,000	Banco de Reservas de la Republica Dominicana	7.00%	^	02/01/2023	1,050,000
4,820,000	Banco del Estado de Chile	4.13%		10/07/2020	4,919,157
4,000,000	Banco del Estado de Chile	2.67%	^	01/08/2021	3,925,339
3,250,000	Banco del Estado de Chile	3.88%		02/08/2022	3,287,304
12,450,000	Banco International del Peru S.A.A.	5.75%		10/07/2020	13,072,500
1,000,000	Banco International del Peru S.A.A. (3 Month LIBOR USD + 6.74%)	8.50%		04/23/2070	1,077,500
2,050,000	Banco Latinoamericano do Comercio Exterior S.A.	3.25%		05/07/2020	2,042,313
800,000	Banco Nacional de Costa Rica	4.88%		11/01/2018	802,000
5,300,000	Banco Nacional de Costa Rica	5.88%	^	04/25/2021	5,495,437
300,000	Banco Santander	3.88%		09/20/2022	303,159
13,000,000	Banco Santander (3 Month LIBOR USD + 1.09%)	3.01%		02/23/2023	13,114,528
10,305,000	Banco Santander (5 Year CMT Rate + 4.58%)	5.95%		01/30/2024	10,531,710
2,640,000	Bancolombia S.A.	6.13%		07/26/2020	2,801,700
2,500,000	Banistmo S.A.	3.65%	^	09/19/2022	2,403,125
10,205,000	Bank of Montreal (5 Year Swap Rate USD + 1.43%)	3.80%		12/15/2032	9,680,667
1,250,000	Bantrab Senior Trust	9.00%		11/14/2020	1,276,562
9,880,000	Barclays Bank Plc (3 Month LIBOR USD + 0.46%)	2.16%		01/11/2021	9,876,216
1,800,000	BBVA Banco Continental S.A.	5.00%		08/26/2022	1,890,360
3,450,000	BDO Unibank, Inc.	2.63%		10/24/2021	3,358,099
16,900,000	BDO Unibank, Inc.	2.95%		03/06/2023	16,260,098
2,100,000	Bharat Petroleum Corporation Ltd.	4.63%		10/25/2022	2,173,920
11,900,000	Bharti Airtel Ltd.	5.13%		03/11/2023	12,129,432
7,300,000	Bharti Airtel Ltd.	4.38%		06/10/2025	7,091,552
13,195,000	BNP Paribas S.A.	3.38%	^	01/09/2025	12,775,551
12,300,000	BPRL International Singapore Pte Ltd.	4.38%		01/18/2027	12,139,817
1,250,000	Camposol S.A.	10.50%	^	07/15/2021	1,340,625
20,517,000	Canadian Natural Resources Ltd.	2.95%		01/15/2023	19,937,342
95,000	Canadian Pacific Railway Company	2.90%		02/01/2025	91,414
2,587,000	Celulosa Arauco y Constitucion S.A.	4.75%		01/11/2022	2,671,546
3,685,000	CEVA Group PLC	7.00%	^	03/01/2021	3,629,725
400,000	CK Hutchison International Ltd.	2.25%	^	09/29/2020	391,519
2,954,000	CK Hutchison International Ltd.	2.88%		04/05/2022	2,898,491
1,000,000	CK Hutchison International Ltd.	2.75%	^	03/29/2023	964,412
8,200,000	CK Hutchison International Ltd.	3.50%	^	04/05/2027	7,948,500
1,200,000	CNOOC Finance Ltd.	4.25%		01/26/2021	1,229,868
3,500,000	CNOOC Finance Ltd.	3.88%		05/02/2022	3,530,236
15,000,000	CNOOC Finance Ltd.	3.50%		05/05/2025	14,514,930
300,000	CNPC General Capital Ltd.	2.75%		05/14/2019	299,342
200,000	CNPC General Capital Ltd.	2.70%		11/25/2019	198,840
2,000,000	CNPC General Capital Ltd.	3.95%		04/19/2022	2,036,816
3,100,000	CNPC General Capital Ltd.	3.40%		04/16/2023	3,069,252
13,488,000	CNPC Overseas Capital Ltd.	4.50%		04/28/2021	13,970,368
650,000	Coca-Cola Femsa S.A.B. de C.V.	3.88%		11/26/2023	665,473
18,900,000	Commonwealth Bank of Australia	2.75%	^	03/10/2022	18,584,659
18,755,000	Corpbanca S.A.	3.88%		09/22/2019	18,923,712
1,030,000	Corporacion Financiera de Desarrollo S.A.	3.25%		07/15/2019	1,031,288
6,610,000	Cosan Overseas Ltd.	8.25%	†	05/05/2018	6,704,193
12,685,000	Credit Suisse Group (3 Month LIBOR USD + 1.20%)	3.31%	^	12/14/2023	12,867,693
2,350,000	DBS Group Holdings Ltd. (3 Month LIBOR USD + 0.49%)	2.54%		06/08/2020	2,352,740
9,600,000	DBS Group Holdings Ltd. (3 Month LIBOR USD + 0.62%)	2.37%	^	07/25/2022	9,652,224
2,000,000	DBS Group Holdings Ltd. (3 Month LIBOR USD + 0.62%)	2.37%		07/25/2022	2,010,880
5,700,000	DBS Group Holdings Ltd. (5 Year Swap Rate USD + 2.39%)	3.60%	†	09/07/2021	5,525,973
1,460,000	Delek & Avner Tamar Bond Ltd.	5.41%	^	12/30/2025	1,489,945
3,900,000	Digicel Ltd.	7.13%	^	04/01/2022	3,056,625
7,100,000	Digicel Ltd.	7.13%		04/01/2022	5,564,625
3,300,000	ECL S.A.	5.63%		01/15/2021	3,481,338
11,000,000	Ecopetrol SA	7.63%		07/23/2019	11,649,000
11,034,000	Embotelladora Andina S.A.	5.00%		10/01/2023	11,638,831
6,662,540	ENA Norte Trust	4.95%		04/25/2023	6,847,425
200,000	Export-Import Bank of India	2.75%		04/01/2020	197,872
4,150,000	Export-Import Bank of India	3.13%		07/20/2021	4,104,130
3,400,000	Export-Import Bank of India (3 Month LIBOR USD + 1.00%)	2.89%		08/21/2022	3,396,175
6,000,000	Export-Import Bank of India	4.00%		01/14/2023	6,008,370
2,415,000	FMG Resources Ltd.	4.75%	^	05/15/2022	2,393,869
700,000	Fomento Economico Mexicano S.A.B. de C.V.	2.88%		05/10/2023	682,618
2,200,000	Fondo Mivivienda S.A.	3.38%		04/02/2019	2,206,600
2,000,000	Fondo Mivivienda S.A.	3.50%	^	01/31/2023	1,965,000
2,000,000	Fondo Mivivienda S.A.	3.50%		01/31/2023	1,965,000
14,200,000	Fortis, Inc.	2.10%		10/04/2021	13,583,012
1,810,000	GFL Environmental, Inc.	5.38%	^	03/01/2023	1,782,850
12,700,000	Global Bank Corporation	5.13%		10/30/2019	12,969,240
1,500,000	Global Bank Corporation	4.50%	^	10/20/2021	1,514,400
10,500,000	Gohl Capital Ltd.	4.25%		01/24/2027	10,341,870
2,890,000	Grupo Idesa S.A. de C.V.	7.88%	^	12/18/2020	2,820,101
5,000,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	4,879,068
7,511,320	Guanay Finance Ltd.	6.00%		12/15/2020	7,701,684
1,200,000	Guatemala Energuate Trust	5.88%	^	05/03/2027	1,213,500
3,336,000	GW Honos Security Corporation	8.75%	^	05/15/2025	3,502,800
7,700,000	Hutchison Whampoa International Ltd.	3.25%		11/08/2022	7,641,117
3,908,000	Indian Oil Corporation Ltd.	5.63%		08/02/2021	4,157,854
12,867,000	Indian Oil Corporation Ltd.	5.75%		08/01/2023	13,954,455
5,884,000	Industrial Senior Trust	5.50%		11/01/2022	5,879,587
2,350,000	Intelsat Jackson Holdings S.A.	5.50%		08/01/2023	1,909,375
1,000,000	Intelsat Jackson Holdings S.A.	9.75%	^	07/15/2025	936,250
1,200,000	Inversiones CMPC S.A.	6.13%		11/05/2019	1,255,633
5,500,000	Inversiones CMPC S.A.	4.50%		04/25/2022	5,659,620
3,515,000	Kronos Acquisition Holdings, Inc.	9.00%	^	08/15/2023	3,348,037
5,000,000	Lima Metro Finance Ltd.	5.88%		07/05/2034	5,181,250
13,685,000	Lloyds Banking Group PLC (3 Month LIBOR USD + 1.21%)	3.57%		11/07/2028	12,933,306
7,150,000	Macquarie Group Ltd. (3 Month LIBOR USD + 1.02%)	3.19%	^	11/28/2023	6,902,109
6,305,000	Macquarie Group Ltd. (3 Month LIBOR USD + 1.33%)	4.15%	^	03/27/2024	6,334,770
1,152,000	Magnesita Finance Ltd.	8.63%	†	04/30/2018	1,160,352
16,139,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	16,188,547
2,000,000	MARB BondCo PLC	7.00%	^	03/15/2024	1,887,500
1,000,000	Marfrig Holdings Europe B.V.	8.00%	^	06/08/2023	1,010,000
3,305,000	MEG Energy Corporation	7.00%	^	03/31/2024	2,743,150
19,695,000	Mitsubishi UFJ Financial Group, Inc. (3 Month LIBOR USD + 0.74%)	2.76%		03/02/2023	19,678,744
8,450,000	Mizuho Financial Group, Inc. (3 Month LIBOR USD + 0.88%)	2.95%		09/11/2022	8,502,359
3,665,000	New Red Finance, Inc.	5.00%	^	10/15/2025	3,508,138
5,300,000	OAS Financial Ltd. (5 Year CMT Rate + 8.19%)	8.88%	^ † Ω	04/30/2018	556,500
1,500,000	OAS Financial Ltd. (5 Year CMT Rate + 8.19%)	8.88%	† Ω	04/30/2018	157,500
1,700,000	Odebrecht Finance Ltd.	7.13%		06/26/2042	578,000
1,587,000	ONGC Videsh Ltd.	2.88%		01/27/2022	1,535,013
16,500,000	ONGC Videsh Ltd.	3.75%		07/27/2026	15,794,872
10,189,000	Orange S.A.	2.75%		02/06/2019	10,187,354
695,000	Orange S.A.	5.38%		07/08/2019	716,840
827,000	Orange S.A.	1.63%		11/03/2019	810,117
15,880,000	Oversea-Chinese Banking Corporation (5 Year Swap Rate USD + 2.20%)	4.00%		10/15/2024	16,001,673
9,300,000	Panama Metro Line SP	0.00%	^	12/05/2022	8,411,850
11,243,000	Panama Metro Line SP	0.00%		12/05/2022	10,169,293
1,000,000	Pesquera Exalmar S.A.A.	7.38%		01/31/2020	973,995
1,800,000	Pesquera Exalmar S.A.A.	7.38%	^	01/31/2020	1,753,191
6,245,000	Petroleos Mexicanos	6.75%		09/21/2047	6,334,803
6,535,000	Petroleos Mexicanos	6.35%	^	02/12/2048	6,347,119
8,500,000	Petronas Capital Ltd.	3.50%		03/18/2025	8,406,160
10,310,000	Petronas Global Sukuk Ltd.	2.71%		03/18/2020	10,241,954
3,280,000	Precision Drilling Corporation	7.13%	^	01/15/2026	3,255,400
3,600,000	PSA International Ltd.	3.88%		02/11/2021	3,703,784
2,000,000	Reliance Holdings, Inc.	4.50%		10/19/2020	2,054,538
16,450,000	Reliance Holdings, Inc.	5.40%		02/14/2022	17,392,223
19,690,000	Royal Bank of Scotland Group PLC (3 Month LIBOR USD + 1.48%)	3.50%		05/15/2023	19,361,310
2,300,000	SACI Falabella	3.75%		04/30/2023	2,283,898
11,662,000	Shire Acquisitions Investments Ireland DAC	2.88%		09/23/2023	11,143,124
3,800,000	Singtel Group Treasury	4.50%		09/08/2021	3,976,437
3,500,000	Sinopec Group Overseas Development Ltd.	2.25%	^	09/13/2020	3,423,367
1,372,000	Sinopec Group Overseas Development Ltd.	2.75%		05/03/2021	1,350,991
14,800,000	Sinopec Group Overseas Development Ltd.	2.75%		09/29/2026	13,451,054
500,000	Sinopec Group Overseas Development Ltd.	3.63%	^	04/12/2027	484,598
500,000	Sixsigma Networks Mexico S.A. de C.V.	8.25%	^	11/07/2021	528,750
600,000	Sixsigma Networks Mexico S.A. de C.V.	8.25%		11/07/2021	634,500
6,500,000	SP PowerAssets Ltd.	2.70%		09/14/2022	6,381,598
19,655,000	Sumitomo Mitsui Financial Group, Inc. (3 Month LIBOR USD + 0.74%)	2.47%		01/17/2023	19,704,090
350,000	Sydney Airport Finance Company Pty Ltd.	3.63%	^	04/28/2026	341,525
4,675,000	Telefonica Chile S.A.	3.88%		10/12/2022	4,673,782
2,310,000	Telesat LLC	8.88%	^	11/15/2024	2,541,000
20,250,000	Temasek Financial Ltd.	2.38%		01/23/2023	19,634,717
1,200,000	Tencent Holdings Ltd.	3.38%		05/02/2019	1,206,854
700,000	Tencent Holdings Ltd.	2.88%		02/11/2020	698,933
7,300,000	Tencent Holdings Ltd. (3 Month LIBOR USD + 0.61%)	2.34%	^	01/19/2023	7,312,922
1,980,000	Teva Pharmaceutical Finance B.V.	6.75%	^	03/01/2028	1,957,070
18,260,000	Teva Pharmaceutical Finance Netherlands B.V.	2.80%		07/21/2023	15,484,178
900,000	Transelec S.A.	4.63%		07/26/2023	941,071
400,000	Transelec S.A.	3.88%		01/12/2029	386,000
7,300,000	Transportadora de Gas del Peru S.A.	4.25%		04/30/2028	7,290,875
2,900,000	Transportadora de Gas Internacional S.A.	5.70%		03/20/2022	2,950,750
1,415,000	Travelport Corporate Finance PLC	6.00%	^	03/15/2026	1,423,844
1,418,000	Union Bank of the Philippines	3.37%		11/29/2022	1,381,296
9,800,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 2.00%)	3.75%		09/19/2024	9,873,206
9,895,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 2.24%)	3.50%		09/16/2026	9,814,247
6,700,000	UPL Corporation	3.25%		10/13/2021	6,573,203

Total Foreign Corporate Bonds (Cost $1,019,213,955)					993,490,485

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations - 1.7%
2,550,000	Chile Government International Bond	2.25%		10/30/2022	2,449,275
12,300,000	Chile Government International Bond	3.13%		03/27/2025	12,084,750
13,800,000	Chile Government International Bond	3.13%		01/21/2026	13,537,800
8,140,000	Costa Rica Government International Bond	10.00%		08/01/2020	9,122,905
13,350,000	Indonesia Government International Bond	4.88%		05/05/2021	13,946,518
7,700,000	Israel Government International Bond	4.00%		06/30/2022	7,977,393
3,100,000	Israel Government International Bond	3.15%		06/30/2023	3,098,211
9,400,000	Israel Government International Bond	2.88%		03/16/2026	9,061,318
11,000,000	Malaysia Sovereign Sukuk BHD	3.04%		04/22/2025	10,803,430
3,239,000	Malaysia Sukuk Global BHD	3.18%		04/27/2026	3,174,301
6,700,000	Mexico Government International Bond	4.00%		10/02/2023	6,873,363
11,621,000	Mexico Government International Bond	4.15%		03/28/2027	11,763,357
14,260,000	Mexico Government International Bond	3.75%		01/11/2028	13,807,245
8,000,000	Panama Government International Bond	4.00%		09/22/2024	8,232,000
4,000,000	Panama Government International Bond	3.88%		03/17/2028	4,040,000
3,000,000	Perusahaan Penerbit	4.15%		03/29/2027	2,973,750
12,000,000	Perusahaan Penerbit	4.15%	^	03/29/2027	11,895,000
7,600,000	Philippine Government International Bond	4.00%		01/15/2021	7,794,583
17,600,000	Philippine Government International Bond	4.20%		01/21/2024	18,351,344
3,000,000	Republic of Poland Government International Bond	5.13%		04/21/2021	3,191,100
1,000,000	Wakala Global Sukuk BHD	4.65%		07/06/2021	1,056,110

Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $179,307,541)					175,233,753

Municipal Bonds - 0.1%
4,250,000	North Texas Municipal Water District Water System Revenue	5.00%		09/01/2035	4,894,683

Total Municipal Bonds (Cost $4,776,759)					4,894,683

Non-Agency Commercial Mortgage Backed Obligations - 7.1%
11,235,000	Atrium Hotel Portfolio Trust, Series 2017-ATRM-E (1 Month LIBOR USD + 3.05%)	4.83%	^	12/15/2036	11,152,489
2,000,000	BAMLL Commercial Mortgage Securities Trust, Series 2014-IP-E	2.72%	# ^	06/15/2028	1,990,131
118,650,000	BAMLL Commercial Mortgage Securities Trust, Series 2015-200P-XA	0.38%	# ^ I/O	04/14/2033	2,941,772
191,686,328	BANK, Series 2018-BN10-XA	0.75%	# I/ O	02/15/2061	11,304,605
7,616,346	BANK, Series 2017-BNK8-XA	0.75%	# I/ O	11/15/2050	440,741
76,860,790	Barclays Commercial Mortgage Securities LLC, Series 2017-C1-XA	1.52%	# I/ O	02/15/2050	7,748,567
1,508,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-C (1 Month LIBOR USD + 1.20%)	2.98%	^	08/15/2036	1,506,934
1,719,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-D (1 Month LIBOR USD + 1.70%)	3.48%	^	08/15/2036	1,714,962
3,600,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-E (1 Month LIBOR USD + 2.50%)	4.28%	^	08/15/2036	3,595,973
3,451,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-F (1 Month LIBOR USD + 3.50%)	5.28%	^	08/15/2036	3,453,768
11,646,000	BBCMS Mortgage Trust, Series 2018-TALL-A (1 Month LIBOR USD + 0.72%)	2.50%	^	03/15/2037	11,604,971
3,775,000	Bear Stearns Commercial Mortgage Securities, Inc., Series 2007-T26-AJ	5.52%	#	01/12/2045	3,575,516
3,283,000	BX Commercial Mortgage Trust, Series 2018-BIOA-D (1 Month LIBOR USD + 1.32%, 1.35% Floor)	2.97%	^	03/15/2037	3,269,155
8,207,000	BX Commercial Mortgage Trust, Series 2018-BIOA-E (1 Month LIBOR USD + 1.95%, 1.98% Floor)	3.60%	^	03/15/2037	8,169,674
4,128,000	BX Trust, Series 2017-IMC-D (1 Month LIBOR USD + 2.25%, 2.25% Floor)	4.03%	^	10/15/2032	4,143,852
6,657,000	BX Trust, Series 2017-IMC-E (1 Month LIBOR USD + 3.25%, 3.25% Floor)	5.03%	^	10/15/2032	6,696,630
3,836,000	BX Trust, Series 2017-SLCT-D (1 Month LIBOR USD + 2.05%)	3.83%	^	07/15/2034	3,849,276
6,308,000	BX Trust, Series 2017-SLCT-E (1 Month LIBOR USD + 3.15%)	4.93%	^	07/15/2034	6,347,550
1,564,000	Caesars Palace Las Vegas Trust, Series 2017-VICI-D	4.35%	# ^	10/15/2034	1,588,778
4,617,000	Caesars Palace Las Vegas Trust, Series 2017-VICI-E	4.35%	# ^	10/15/2034	4,524,666
509,000	CFCRE Commercial Mortgage Trust, Series 2016-C3-D	3.05%	# ^	01/10/2048	385,832
74,166,544	CFCRE Commercial Mortgage Trust, Series 2016-C3-XA	1.07%	# I/ O	01/10/2048	4,757,413
9,279,000	CFCRE Commercial Mortgage Trust, Series 2016-C7-A3	3.84%		12/10/2054	9,433,540
3,214,000	CGCMT Commercial Mortgage Trust, Series 2016-SMPL-D	3.52%	^	09/10/2031	3,176,422
11,498,000	CGGS Commercial Mortgage Trust, Series 2018-WSS-D (1 Month LIBOR USD + 2.30%)	4.05%	^	02/15/2037	11,549,235
7,196,000	CHT Mortgage Trust, Series 2017-CSMO-E (1 Month LIBOR USD + 3.00%, 3.00% Floor)	4.78%	^	11/15/2036	7,254,409
3,838,000	CHT Mortgage Trust, Series 2017-CSMO-F (1 Month LIBOR USD + 3.74%, 3.80% Floor)	5.52%	^	11/15/2036	3,870,521
8,302,953	Citigroup Commercial Mortgage Trust, Series 2012-GC8-XA	1.81%	# ^ I/O	09/10/2045	513,681
4,234,500	Citigroup Commercial Mortgage Trust, Series 2015-GC27-D	4.43%	# ^	02/10/2048	3,608,400
4,138,929	Citigroup Commercial Mortgage Trust, Series 2015-GC27-XA	1.41%	# I/ O	02/10/2048	300,296
5,572,000	Citigroup Commercial Mortgage Trust, Series 2015-GC35-C	4.50%	#	11/10/2048	5,500,499
73,248,368	Citigroup Commercial Mortgage Trust, Series 2015-GC35-XA	0.89%	# I/ O	11/10/2048	3,300,850
2,605,000	Citigroup Commercial Mortgage Trust, Series 2016-GC36-D	2.85%	^	02/10/2049	2,006,106
45,874,836	Citigroup Commercial Mortgage Trust, Series 2016-P3-XA	1.71%	# I/ O	04/15/2049	4,476,691
8,530,000	Citigroup Commercial Mortgage Trust, Series 2016-P4-A4	2.90%		07/10/2049	8,208,781
58,333,314	Citigroup Commercial Mortgage Trust, Series 2016-P4-XA	2.00%	# I/ O	07/10/2049	6,858,458
83,803,882	Citigroup Commercial Mortgage Trust, Series 2016-P5-XA	1.55%	# I/ O	10/10/2049	7,650,004
6,303,000	Citigroup Commercial Mortgage Trust, Series 2016-P6-A5	3.72%	#	12/10/2049	6,417,836
3,224,000	CLNS Trust, Series 2017-IKPR-D (1 Month LIBOR USD + 0.00%, 2.05% Floor)	3.79%	^	06/11/2032	3,235,931
3,224,000	CLNS Trust, Series 2017-IKPR-E (1 Month LIBOR USD + 3.50%, 3.50% Floor)	5.24%	^	06/11/2032	3,249,039
3,224,000	CLNS Trust, Series 2017-IKPR-F (1 Month LIBOR USD + 4.50%, 4.50% Floor)	6.24%	^	06/11/2032	3,255,440
2,301,371	COBALT Commercial Mortgage Trust, Series 2007-C2-AJFX	5.57%	#	04/15/2047	2,324,229
23,058,495	Commercial Mortgage Pass-Through Certificates, Series 2012-CR3-XA	1.88%	# I/ O	10/15/2045	1,604,618
8,626,000	Commercial Mortgage Pass-Through Certificates, Series 2012-CR4-D	4.57%	# ^	10/15/2045	5,099,060
3,760,544	Commercial Mortgage Pass-Through Certificates, Series 2012-LC4-XA	2.21%	# ^ I/O	12/10/2044	230,885
7,910,000	Commercial Mortgage Pass-Through Certificates, Series 2013-CR11-D	5.17%	# ^	08/10/2050	7,458,609
3,500,000	Commercial Mortgage Pass-Through Certificates, Series 2014-CR20-C	4.50%	#	11/10/2047	3,513,065
5,000,000	Commercial Mortgage Pass-Through Certificates, Series 2015-CR23-D	4.25%	#	05/10/2048	4,124,367
1,400,000	Commercial Mortgage Pass-Through Certificates, Series 2015-CR25-C	4.55%	#	08/10/2048	1,404,131
60,700,802	Commercial Mortgage Pass-Through Certificates, Series 2015-CR26-XA	1.04%	# I/ O	10/10/2048	3,355,431
4,310,000	Commercial Mortgage Pass-Through Certificates, Series 2015-LC21-C	4.31%	#	07/10/2048	4,226,686
5,579,000	Commercial Mortgage Pass-Through Certificates, Series 2015-LC23-C	4.65%	#	10/10/2048	5,498,335
6,664,000	Commercial Mortgage Pass-Through Certificates, Series 2016-CR28-C	4.65%	#	02/10/2049	6,863,735
3,786,000	Commercial Mortgage Pass-Through Certificates, Series 2016-DC2-C	4.64%	#	02/10/2049	3,663,382
59,135,911	Commercial Mortgage Pass-Through Certificates, Series 2016-DC2-XA	1.06%	# I/ O	02/10/2049	3,559,367
9,247,000	Commercial Mortgage Pass-Through Certificates, Series 2016-GCT-E	3.46%	# ^	08/10/2029	8,903,491
5,597,000	CSAIL Commercial Mortgage Trust, Series 2015-C4-C	4.58%	#	11/15/2048	5,598,829
58,648,438	CSAIL Commercial Mortgage Trust, Series 2016-C6-XA	1.81%	# I/ O	01/15/2049	5,883,658
116,547,338	CSAIL Commercial Mortgage Trust, Series 2017-C8-XA	1.26%	# I/ O	06/15/2050	8,932,992
4,944,000	CSMC Trust, Series 2017-CHOP-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	3.68%	^	07/15/2032	4,957,754
4,944,000	CSMC Trust, Series 2017-CHOP-E (1 Month LIBOR USD + 3.30%, 3.30% Floor)	5.08%	^	07/15/2032	4,964,215
3,076,883	DBUBS Mortgage Trust, Series 2011-LC2A-XA	1.11%	# ^ I/O	07/10/2044	84,775
61,587,043	Deutsche Bank Commercial Mortgage Trust, Series 2016-C1-XA	1.49%	# I/ O	05/10/2049	5,476,837
4,475,000	Deutsche Bank Mortgage Trust, Series 2016-C1-C	3.35%	#	05/10/2049	4,177,006
3,547,963	FREMF Mortgage Trust, Series 2016-KF22-B (1 Month LIBOR USD + 5.05%, 5.05% Floor)	6.72%	^	07/25/2023	3,581,758
4,078,000	GE Commercial Mortgage Corporation Trust, Series 2007-C1-AM	5.61%	#	12/10/2049	4,116,224
5,296,000	Great Wolf Trust, Series 2017-WOLF-D (1 Month LIBOR USD + 2.10%, 1.00% Floor)	4.03%	^	09/15/2034	5,327,741
8,210,000	Great Wolf Trust, Series 2017-WOLF-E (1 Month LIBOR USD + 3.10%, 1.00% Floor)	5.03%	^	09/15/2034	8,284,029
4,370,000	Great Wolf Trust, Series 2017-WOLF-F (1 Month LIBOR USD + 4.07%, 1.00% Floor)	6.00%	^	09/15/2034	4,414,293
2,928,556	GS Mortgage Securities Trust, Series 2011-GC5-XA	1.35%	# ^ I/O	08/10/2044	104,762
4,880,522	GS Mortgage Securities Trust, Series 2012-GC6-XA	1.95%	# ^ I/O	01/10/2045	289,884
3,741,000	GS Mortgage Securities Trust, Series 2014-GC26-C	4.51%	#	11/10/2047	3,713,782
10,957,000	GS Mortgage Securities Trust, Series 2014-GC26-D	4.51%	# ^	11/10/2047	9,548,191
98,394,181	GS Mortgage Securities Trust, Series 2015-GS1-XA	0.82%	# I/ O	11/10/2048	4,886,412
61,631,082	GS Mortgage Securities Trust, Series 2016-GS2-XA	1.67%	# I/ O	05/10/2049	5,811,737
118,835,709	GS Mortgage Securities Trust, Series 2017-GS7-XA	1.14%	# I/ O	08/10/2050	9,641,296
10,897,000	GS Mortgage Securities Trust, Series 2017-GS8-C	4.34%	#	11/10/2050	11,011,329
47,110,027	GS Mortgage Securities Trust, Series 2017-GS8-XA	0.98%	# I/ O	11/10/2050	3,440,742
784,156	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2006-LDP8-X	0.29%	# I/ O	05/15/2045	12
1,228,844	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2006-LDP9-AM	5.37%		05/15/2047	1,237,416
289,444	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2007-CB18-AMFX	5.40%		06/12/2047	288,810
12,050,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2009-IWST-XB	0.30%	# ^ I/O	12/05/2027	74,632
5,905,213	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2011-C4-XA	1.47%	# ^ I/O	07/15/2046	86,168
23,574,454	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2012-C8-XA	1.80%	# I/ O	10/15/2045	1,497,001
5,374,571	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2012-CBX-XA	1.65%	# I/ O	06/15/2045	235,986
78,687,947	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2015-JP1-XA	1.13%	# I/ O	01/15/2049	3,989,628
2,577,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-MAUI-C (1 Month LIBOR USD + 1.25%, 1.25% Floor)	2.97%	^	07/15/2034	2,586,474
2,418,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-MAUI-D (1 Month LIBOR USD + 1.95%, 1.95% Floor)	3.67%	^	07/15/2034	2,432,297
2,141,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-MAUI-E (1 Month LIBOR USD + 2.95%, 2.95% Floor)	4.67%	^	07/15/2034	2,157,975
3,013,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-MAUI-F (1 Month LIBOR USD + 3.75%, 3.75% Floor)	5.47%	^	07/15/2034	3,042,704
1,905,456	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11-AM	5.95%	#	06/15/2049	1,939,075
3,811,452	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX-AM	5.46%	#	01/15/2049	3,807,519
2,704,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2-B	3.46%		08/15/2049	2,615,826
2,080,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2-C	3.79%	#	08/15/2049	1,999,564
59,978,229	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2-XA	1.85%	# I/ O	08/15/2049	6,985,802
9,281,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-WIKI-E	4.01%	# ^	10/05/2031	9,041,009
9,287,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-WPT-E (1 Month LIBOR USD + 5.00%)	6.78%	^	10/15/2033	9,397,135
52,416,302	JPMBB Commercial Mortgage Securities Trust, Series 2014-C18-XA	0.96%	# I/ O	02/15/2047	2,056,637
3,000,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C21-C	4.66%	#	08/15/2047	3,008,935
2,766,125	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23-C	4.46%	#	09/15/2047	2,794,030
3,766,500	JPMBB Commercial Mortgage Securities Trust, Series 2014-C25-C	4.45%	#	11/15/2047	3,727,425
57,277,013	JPMBB Commercial Mortgage Securities Trust, Series 2014-C25-XA	0.96%	# I/ O	11/15/2047	2,525,401
49,218,832	JPMBB Commercial Mortgage Securities Trust, Series 2014-C26-XA	1.13%	# I/ O	01/15/2048	2,252,638
12,131,110	JPMBB Commercial Mortgage Securities Trust, Series 2015-C27-D	3.84%	# ^	02/15/2048	9,744,287
33,876,709	JPMBB Commercial Mortgage Securities Trust, Series 2015-C27-XA	1.35%	# I/ O	02/15/2048	1,931,806
4,500,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C30-B	4.31%	#	07/15/2048	4,550,487
50,818,001	JPMBB Commercial Mortgage Securities Trust, Series 2015-C31-XA	0.98%	# I/ O	08/15/2048	2,556,618
4,750,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32-C	4.67%	#	11/15/2048	4,724,430
6,470,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C33-C	4.62%	#	12/15/2048	6,550,258
6,122,000	JPMBB Commercial Mortgage Securities Trust, Series 2016-C1-C	4.75%	#	03/15/2049	6,271,379
63,167,641	JPMBB Commercial Mortgage Securities Trust, Series 2016-C2-XA	1.70%	# I/ O	06/15/2049	5,534,660
632,921	LB-UBS Commercial Mortgage Trust, Series 2006-C7-XCL	0.49%	# ^ I/O	11/15/2038	717
510,441	LB-UBS Commercial Mortgage Trust, Series 2006-C7-XW	0.49%	# ^ I/O	11/15/2038	578
5,425,000	LSTAR Commercial Mortgage Trust, Series 2016-4-C	4.55%	# ^	03/10/2049	4,879,884
278,853	Merrill Lynch Mortgage Trust, Series 2006-C1-AJ	5.43%	#	05/12/2039	279,277
2,085,350	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5-XA	1.48%	# ^ I/O	08/15/2045	104,472
3,000,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18-C	4.49%	#	10/15/2047	2,936,788
4,000,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19-C	4.00%		12/15/2047	3,844,668
38,493,191	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-XA	1.38%	# I/ O	02/15/2048	2,493,735
4,600,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25-C	4.53%	#	10/15/2048	4,679,643
7,500,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26-D	3.06%	^	10/15/2048	6,046,251
4,674,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27-C	4.53%	#	12/15/2047	4,468,240
6,710,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27-D	3.24%	# ^	12/15/2047	5,032,481
74,682,669	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C30-XA	1.46%	# I/ O	09/15/2049	6,828,498
6,907,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32-A4	3.72%		12/15/2049	7,019,144
3,022,000	Morgan Stanley Capital Trust, Series 2017-ASHF-D (1 Month LIBOR USD + 2.20%, 2.20% Floor)	3.98%	^	11/15/2034	3,038,594
4,533,000	Morgan Stanley Capital Trust, Series 2017-ASHF-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	4.93%	^	11/15/2034	4,527,950
3,434,000	Morgan Stanley Capital Trust, Series 2017-ASHF-F (1 Month LIBOR USD + 4.35%, 4.35% Floor)	6.13%	^	11/15/2034	3,457,853
856,605	Morgan Stanley Capital, Inc., Series 2007-HQ11-AJ	5.51%	#	02/12/2044	855,781
56,821	Morgan Stanley Capital, Inc., Series 2007-IQ16-AMA	6.12%	#	12/12/2049	56,773
10,319,686	Morgan Stanley Capital, Inc., Series 2011-C1-XA	0.40%	# ^ I/O	09/15/2047	83,666
4,000,000	Morgan Stanley Capital, Inc., Series 2014-CPT-G	3.45%	# ^	07/13/2029	3,872,129
4,000,000	Morgan Stanley Capital, Inc., Series 2014-MP-D	3.69%	# ^	08/11/2033	3,977,807
91,803,013	Morgan Stanley Capital, Inc., Series 2015-UBS8-XA	0.95%	# I/ O	12/15/2048	5,095,214
5,617,000	Morgan Stanley Capital, Inc., Series 2015-XLF2-AFSC (1 Month LIBOR USD + 3.00%, 2.90% Floor)	4.74%	^	08/15/2026	5,599,136
31,555,369	Morgan Stanley Capital, Inc., Series 2016-UB11-XA	1.66%	# I/ O	08/15/2049	2,932,674
7,347,000	Morgan Stanley Capital, Inc., Series 2017-PRME-D (1 Month LIBOR USD + 3.40%, 3.40% Floor)	5.18%	^	02/15/2034	7,377,644
9,213,000	MSCG Trust, Series 2016-SNR-C	5.21%	^	11/15/2034	9,242,576
3,155,564	PFP Ltd., Series 2017-3-A (1 Month LIBOR USD + 1.05%)	2.83%	^	01/14/2035	3,165,387
2,851,000	PFP Ltd., Series 2017-3-AS (1 Month LIBOR USD + 1.30%)	3.08%	^	01/14/2035	2,872,987
1,639,000	PFP Ltd., Series 2017-3-B (1 Month LIBOR USD + 1.75%)	3.53%	^	01/14/2035	1,649,675
1,710,000	PFP Ltd., Series 2017-3-C (1 Month LIBOR USD + 2.50%)	4.28%	^	01/14/2035	1,722,803
7,620,996	RAIT Trust, Series 2017-FL7-A (1 Month LIBOR USD + 0.95%, 0.95% Floor)	2.73%	^	06/15/2037	7,629,983
2,152,000	RAIT Trust, Series 2017-FL7-AS (1 Month LIBOR USD + 1.30%, 1.30% Floor)	3.08%	^	06/15/2037	2,152,990
54,447,855	SG Commercial Mortgage Securities Trust, Series 2016-C5-XA	2.01%	# I/ O	10/10/2048	6,154,138
1,852,131	Sutherland Commercial Mortgage Loans LLC, Series 2015-SBC4-A	4.00%	^	06/25/2039	1,841,840
123,295	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4-AJ	5.48%	#	08/15/2039	123,569
126,954,013	UBS Commercial Mortgage Trust, Series 2017-C3-XA	1.14%	# I/ O	08/15/2050	9,627,926
11,033,000	UBS Commercial Mortgage Trust, Series 2017-C6-C	4.45%	#	12/15/2050	11,015,042
5,698,000	UBS Commercial Mortgage Trust, Series 2018-C8-C	4.71%	#	02/15/2051	5,683,729
163,900,000	UBS Commercial Mortgage Trust, Series 2018-C9-XA	1.07%	# I/ O	03/15/2051	11,772,117
11,410,498	UBS-Barclays Commercial Mortgage Trust, Series 2012-C3-XA	1.89%	# ^ I/O	08/10/2049	783,769
654,784	Wachovia Bank Commercial Mortgage Trust, Series 2006-C28-AJ	5.63%	#	10/15/2048	662,407
788,265	Wachovia Bank Commercial Mortgage Trust, Series 2006-C29-IO	0.16%	# I/ O	11/15/2048	16
104,943	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30-AJ	5.41%	#	12/15/2043	106,028
2,806,034	Wachovia Bank Commercial Mortgage Trust, Series 2007-C33-AM	6.01%	#	02/15/2051	2,881,096
6,750,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC16-D	3.94%	^	08/15/2050	5,571,151
2,200,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C28-C	4.13%	#	05/15/2048	2,110,956
5,403,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C31-C	4.61%	#	11/15/2048	5,491,621
77,411,982	Wells Fargo Commercial Mortgage Trust, Series 2015-C31-XA	1.09%	# I/ O	11/15/2048	4,697,684
4,610,000	Wells Fargo Commercial Mortgage Trust, Series 2015-LC22-C	4.54%	#	09/15/2058	4,637,362
55,051,906	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1-XA	1.17%	# I/ O	05/15/2048	2,998,595
4,000,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3-C	4.64%	#	09/15/2057	3,923,874
5,672,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4-C	4.60%	#	12/15/2048	5,786,725
5,613,000	Wells Fargo Commercial Mortgage Trust, Series 2015-P2-A4	3.81%		12/15/2048	5,761,624
78,225,442	Wells Fargo Commercial Mortgage Trust, Series 2015-P2-XA	1.02%	# I/ O	12/15/2048	4,217,908
4,650,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C32-C	4.72%	#	01/15/2059	4,614,335
4,483,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C33-C	3.90%		03/15/2059	4,339,806
17,486,813	Wells Fargo Commercial Mortgage Trust, Series 2016-LC24-XA	1.73%	# I/ O	10/15/2049	1,806,424
117,959,538	Wells Fargo Commercial Mortgage Trust, Series 2017-C39-XA	1.15%	# I/ O	09/15/2050	9,441,411
15,049,925	WF-RBS Commercial Mortgage Trust, Series 2012-C9-XA	1.91%	# ^ I/O	11/15/2045	1,060,004
85,289,988	WF-RBS Commercial Mortgage Trust, Series 2014-C21-XA	1.11%	# I/ O	08/15/2047	4,158,032
54,927,220	WF-RBS Commercial Mortgage Trust, Series 2014-C22-XA	0.90%	# I/ O	09/15/2057	2,256,789
81,510,927	WF-RBS Commercial Mortgage Trust, Series 2016-NXS6-XA	1.65%	# I/ O	11/15/2049	7,595,726

Total Non-Agency Commercial Mortgage Backed Obligations (Cost $758,486,089)					735,398,757

Non-Agency Residential Collateralized Mortgage Obligations - 8.5%
10,638,650	Adjustable Rate Mortgage Trust, Series 2007-1-4A1	4.64%	#	03/25/2037	9,574,655
68,869	Adjustable Rate Mortgage Trust, Series 2007-3-1A1	4.53%	# ^	11/25/2037	70,997
18,987,431	Alternative Loan Trust, Series 2005-49CB-A2	5.50%		11/25/2035	17,991,358
12,886,950	Alternative Loan Trust, Series 2007-OA8-2A1 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	2.05%		06/25/2047	10,252,212
963,307	Banc of America Funding Corporation, Series 2005-G-A3	3.31%	#	10/20/2035	961,527
585,260	Banc of America Funding Corporation, Series 2006-2-6A2	5.50%		03/25/2036	577,857
366,119	Banc of America Funding Corporation, Series 2006-6-1A2	6.25%		08/25/2036	355,602
3,586,506	Bayview Opportunity Master Fund Trust, Series 2017-RN5-A1	3.10%	^ §	08/28/2032	3,554,757
14,722,810	Bayview Opportunity Master Fund Trust, Series 2017-RN6-A1	3.10%	^ §	08/28/2032	14,673,814
4,408,905	Bayview Opportunity Master Fund Trust, Series 2017-RPL1-A1	3.10%	^ §	07/28/2032	4,390,993
277,129	Bear Stearns Asset Backed Securities Trust, Series 2007-SD1-1A3A	6.50%		10/25/2036	218,098
3,196,951	Chase Mortgage Finance Trust, Series 2007-A2-6A4	3.56%	#	07/25/2037	3,102,138
1,397,497	Chase Mortgage Finance Trust, Series 2007-S3-2A1	5.50%		05/25/2037	1,131,821
20,000,000	CIM Trust, Series 2016-2RR-B2	8.15%	# ^ Þ	02/25/2056	19,422,640
20,000,000	CIM Trust, Series 2016-3RR-B2	8.33%	# ^ Þ	02/27/2056	19,308,992
36,451,370	CIM Trust, Series 2017-6-A1	3.02%	# ^	06/25/2057	35,904,355
84,020	Citicorp Mortgage Securities, Inc., Series 2005-1-1A4	5.50%		02/25/2035	85,731
1,800,000	Citicorp Residential Mortgage Securities, Inc., Series 2006-2-A5	5.52%	ß	09/25/2036	1,869,844
276,444	Citigroup Mortgage Loan Trust, Inc., Series 2006-WF2-A2C	5.85%	ß	05/25/2036	167,243
4,791,194	Citigroup Mortgage Loan Trust, Inc., Series 2008-AR4-2A1B	3.86%	# ^	11/25/2038	4,917,674
1,779,354	Citigroup Mortgage Loan Trust, Inc., Series 2010-8-5A4	6.00%	# ^	11/25/2036	1,775,351
9,224,779	Citigroup Mortgage Loan Trust, Inc., Series 2010-8-6A4	6.00%	# ^	12/25/2036	9,143,077
147,881	CitiMortgage Alternative Loan Trust, Series 2006-A2-A2	6.00%		05/25/2036	141,554
73,916	CitiMortgage Alternative Loan Trust, Series 2006-A5-3A3	6.00%		10/25/2036	69,507
156,660	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A7	6.00%		01/25/2037	147,487
9,045,634	CitiMortgage Alternative Loan Trust, Series 2007-A5-1A10	5.75%		05/25/2037	8,598,083
1,643,268	Countrywide Alternative Loan Trust, Series 2004-22CB-1A1	6.00%		10/25/2034	1,699,285
189,670	Countrywide Alternative Loan Trust, Series 2005-20CB-1A1	5.50%		07/25/2035	182,197
246,020	Countrywide Alternative Loan Trust, Series 2005-28CB-3A6	6.00%		08/25/2035	196,153
1,104,721	Countrywide Alternative Loan Trust, Series 2005-46CB-A22	5.25%		10/25/2035	1,058,619
186,300	Countrywide Alternative Loan Trust, Series 2005-J10-1A13 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 5.50% Cap)	2.57%		10/25/2035	151,576
392,460	Countrywide Alternative Loan Trust, Series 2006-26CB-A9	6.50%		09/25/2036	331,849
9,958,209	Countrywide Alternative Loan Trust, Series 2006-42-1A8	6.00%		01/25/2047	8,472,848
1,575,359	Countrywide Alternative Loan Trust, Series 2007-12T1-A1	6.00%		06/25/2037	1,271,258
1,611,922	Countrywide Alternative Loan Trust, Series 2007-16CB-2A1 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	2.32%		08/25/2037	898,607
466,772	Countrywide Alternative Loan Trust, Series 2007-16CB-2A2 (-8 x 1 Month LIBOR USD + 54.58%, 54.58% Floor, 54.58% Cap)	38.99%	I/F	08/25/2037	887,991
108,542	Countrywide Alternative Loan Trust, Series 2007-17CB-1A10 (-5 x 1 Month LIBOR USD + 29.90%, 29.90% Cap)	21.29%	I/F	08/25/2037	160,450
520,955	Countrywide Alternative Loan Trust, Series 2007-18CB-2A17	6.00%		08/25/2037	477,923
2,380,226	Countrywide Alternative Loan Trust, Series 2007-23CB-A3 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap)	2.37%		09/25/2037	1,586,286
2,338,167	Countrywide Alternative Loan Trust, Series 2007-23CB-A4 (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	4.63%	I/ F I/O	09/25/2037	452,478
761,422	Countrywide Alternative Loan Trust, Series 2007-4CB-2A1	7.00%		03/25/2037	233,235
49,569	Countrywide Asset-Backed Certificates, Series 2005-13-AF3	4.66%	#	04/25/2036	45,449
385,863	Countrywide Home Loans, Series 2005-28-A7	5.25%		01/25/2019	341,126
763,327	Countrywide Home Loans, Series 2007-10-A5	6.00%		07/25/2037	648,822
333,711	Countrywide Home Loans, Series 2007-15-1A16	6.25%		09/25/2037	310,532
912,676	Countrywide Home Loans, Series 2007-3-A17	6.00%		04/25/2037	777,866
113,827	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-10-5A5	5.50%		11/25/2035	111,663
1,422,125	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-8-1A3	5.25%		09/25/2035	1,318,005
4,016,082	CSMC Trust, Series 2006-4-6A1	6.00%		05/25/2036	3,106,963
75,488	CSMC Trust, Series 2006-4-7A1	5.50%		05/25/2021	71,030
89,203	CSMC Trust, Series 2007-1-3A1	6.00%		02/25/2022	51,059
34,025	CSMC Trust, Series 2007-2-2A1	5.00%		03/25/2037	33,809
3,231,018	CSMC Trust, Series 2010-4R-3A17	6.00%	# ^	06/26/2037	3,324,490
8,325,595	CSMC Trust, Series 2013-IVR1-A1	2.50%	# ^	03/25/2043	7,988,017
17,354,591	CSMC Trust, Series 2013-IVR4-A11	3.48%	# ^	07/27/2043	17,335,605
34,890,185	CSMC Trust, Series 2014-WIN2-A3	3.50%	# ^	10/25/2044	34,633,952
16,743,548	CSMC Trust, Series 2015-PR2-A1	4.25%	^ §	07/26/2055	16,528,482
38,243,808	CSMC Trust, Series 2015-RPL3-A1	3.75%	^ §	12/25/2056	38,327,133
11,475,889	CSMC Trust, Series 2016-PR1-A1	5.50%	^ §	07/25/2056	11,287,865
1,135,527	Deutsche Mortgage Securities, Inc., Series 2006-PR1-3A1 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap, 12.12% Cap)	9.64%	^ I/ F	04/15/2036	1,122,661
169,359	Deutsche Mortgage Securities, Inc., Series 2006-PR1-4AI2 (-2 x 1 Month LIBOR USD + 14.60%, 14.60% Cap, 14.61% Cap)	11.21%	^ I/F	04/15/2036	168,062
1,387,360	Deutsche Mortgage Securities, Inc., Series 2006-PR1-5AI4 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap, 12.12% Cap)	9.64%	^ I/ F	04/15/2036	1,279,171
10,978,777	Deutsche Securities, Inc., Series 2005-6-2A1	5.50%		12/25/2035	9,985,429
392,684	First Horizon Alternative Mortgage Securities, Series 2006-FA2-1A5	6.00%		05/25/2036	311,220
3,654,349	First Horizon Alternative Mortgage Securities, Series 2006-FA8-1A1	6.25%		02/25/2037	3,008,163
89,964	First Horizon Alternative Mortgage Securities, Series 2006-RE1-A1	5.50%		05/25/2035	82,090
8,999,547	FirstKey Mortgage Trust, Series 2014-1-A8	3.50%	# ^	11/25/2044	8,939,124
14,088,959	GCAT LLC, Series 2017-2-A1	3.50%	^ §	04/25/2047	14,030,291
4,304,429	GMACM Mortgage Loan Trust, Series 2006-J1-A6	5.75%		04/25/2036	4,243,611
139,347	GSAA Home Equity Trust, Series 2005-7-AF5	4.61%	ß	05/25/2035	140,935
1,385,643	GSAA Home Equity Trust, Series 2007-10-A1A	6.00%		11/25/2037	1,208,694
1,323,708	GSAA Home Equity Trust, Series 2007-10-A2A	6.50%		11/25/2037	979,920
4,728,767	GSR Mortgage Loan Trust, Series 2006-3F-4A1	6.00%		03/25/2036	4,758,104
559,257	GSR Mortgage Loan Trust, Series 2007-1F-2A2	5.50%		01/25/2037	656,859
36,251,445	Impac Secured Assets Trust, Series 2006-5-1A1C (1 Month LIBOR USD + 0.27%, 0.27% Floor, 11.50% Cap)	2.14%		02/25/2037	31,017,867
380,118	JP Morgan Alternative Loan Trust, Series 2006-S2-A4	6.19%	ß	05/25/2036	360,686
8,657,339	JP Morgan Alternative Loan Trust, Series 2006-S3-A4	6.31%	ß	08/25/2036	8,044,445
503,331	JP Morgan Alternative Loan Trust, Series 2006-S3-A6	6.12%	ß	08/25/2036	514,311
479,595	JP Morgan Alternative Loan Trust, Series 2006-S4-A6	5.71%	ß	12/25/2036	512,460
300,793	JP Morgan Mortgage Trust, Series 2007-S3-1A7	6.00%		08/25/2037	263,425
1,580,446	Lehman Mortgage Trust, Series 2005-1-2A4	5.50%		11/25/2035	1,543,154
664,181	Lehman Mortgage Trust, Series 2006-3-1A5	6.00%		07/25/2036	528,977
46,420	Lehman Mortgage Trust, Series 2006-9-1A19 (-5 x 1 Month LIBOR USD + 30.68%, 30.68% Cap)	22.07%	I/F	01/25/2037	62,335
761,157	Lehman Mortgage Trust, Series 2007-10-2A1	6.50%		01/25/2038	575,009
175,685	Lehman Mortgage Trust, Series 2007-2-1A1	5.75%		02/25/2037	159,097
116,902	MASTR Alternative Loans Trust, Series 2005-2-3A1	6.00%		03/25/2035	112,070
45,514	MASTR Alternative Loans Trust, Series 2007-1-2A7	6.00%		10/25/2036	30,839
2,239,803	MASTR Asset Securitization Trust, Series 2006-2-1A11 (1 Month LIBOR USD + 6.00%, 6.00% Floor)	6.00%		06/25/2036	2,195,719
22,969	Morgan Stanley Mortgage Loan Trust, Series 2004-1-1A1	5.00%		11/25/2018	24,806
1,100,158	Morgan Stanley Mortgage Loan Trust, Series 2005-7-7A4	5.50%		11/25/2035	1,138,247
3,267,356	Morgan Stanley Mortgage Loan Trust, Series 2006-7-3A	5.05%	#	06/25/2036	2,884,919
1,595,719	Morgan Stanley Re-Remic Trust, Series 2010-R6-5C	5.75%	# ^	05/26/2037	1,541,269
13,956,241	New Residential Mortgage Loan Trust, Series 2017-RPL1-A1	3.60%	^ §	04/25/2022	14,093,738
226,680	Nomura Asset Acceptance Corporation, Series 2006-AP1-A2	5.52%	#	01/25/2036	124,851
613,625	Nomura Home Equity Loan, Inc., Series 2006-AF1-A2	5.80%	ß	10/25/2036	265,076
1,108,081	Nomura Home Equity Loan, Inc., Series 2007-1-1A1	6.06%	ß	02/25/2037	581,323
20,534,445	Oak Hill Advisors Residential Loan Trust, Series 2017-NPL1-A1	3.00%	^ §	06/25/2057	20,465,404
38,050,982	Oak Hill Advisors Residential Loan Trust, Series 2017-NPL2-A1	3.00%	^ §	07/25/2057	37,833,890
62,075	Option One Mortgage Loan Trust, Series 2004-3-M3 (1 Month LIBOR USD + 0.98%, 0.65% Floor)	2.85%		11/25/2034	62,676
32,296,232	Option One Mortgage Loan Trust, Series 2007-6-1A1 (1 Month LIBOR USD + 0.19%, 0.19% Floor)	2.06%		07/25/2037	27,964,232
83,207	PHH Alternative Mortgage Trust, Series 2007-2-4A1	6.00%		05/25/2022	81,735
10,728,506	PR Mortgage Loan Trust, Series 2014-1-APT	5.91%	# ^	10/25/2049	9,540,872
35,101,966	Preston Ridge Partners Mortgage Trust, Series 2017-2A-A1	3.47%	^ §	09/25/2022	35,056,899
18,628,936	Pretium Mortgage Credit Partners LLC, Series 2017-NPL2-A1	3.25%	^ §	03/28/2057	18,567,358
367,768	Residential Accredit Loans, Inc., Series 2005-QS14-3A3	6.00%		09/25/2035	353,865
14,636	Residential Accredit Loans, Inc., Series 2005-QS1-A5	5.50%		01/25/2035	14,687
440,456	Residential Accredit Loans, Inc., Series 2006-QS10-A4	5.75%		08/25/2036	397,202
4,806,247	Residential Accredit Loans, Inc., Series 2006-QS10-A9	6.50%		08/25/2036	4,521,705
4,720,077	Residential Accredit Loans, Inc., Series 2006-QS4-A10	6.00%		04/25/2036	4,357,882
900,318	Residential Accredit Loans, Inc., Series 2006-QS6-1A15	6.00%		06/25/2036	830,057
157,104	Residential Accredit Loans, Inc., Series 2006-QS6-2A1	6.00%		06/25/2021	155,272
1,471,191	Residential Accredit Loans, Inc., Series 2007-QS3-A4	6.25%		02/25/2037	1,322,490
5,373,178	Residential Accredit Loans, Inc., Series 2007-QS9-A33	6.50%		07/25/2037	4,941,297
309,310	Residential Asset Mortgage Products, Inc., Series 2005-RS1-AI5	5.41%	ß	01/25/2035	311,277
204,685	Residential Asset Securitization Trust, Series 2005-A10-A3	5.50%		09/25/2035	191,713
306,941	Residential Asset Securitization Trust, Series 2005-A11-2A4	6.00%		10/25/2035	247,742
60,740	Residential Asset Securitization Trust, Series 2005-A7-A3	5.50%		06/25/2035	53,312
1,813,031	Residential Asset Securitization Trust, Series 2006-A6-1A1	6.50%		07/25/2036	1,039,742
152,124	Residential Asset Securitization Trust, Series 2006-R1-A1 (-4 x 1 Month LIBOR USD + 28.40%, 28.40% Cap)	20.91%	I/F	01/25/2046	223,363
114,475	Residential Funding Mortgage Securities Trust, Series 2006-S10-1A2	6.00%		10/25/2036	109,004
584,871	Residential Funding Mortgage Securities Trust, Series 2006-S11-A3	6.00%		11/25/2036	545,136
1,136,246	Residential Funding Mortgage Securities Trust, Series 2007-S2-A4	6.00%		02/25/2037	1,087,835
780,282	Residential Funding Mortgage Securities Trust, Series 2007-S3-1A4	6.00%		03/25/2037	746,218
42,308,309	Securitized Mortgage Asset Loan Trust, Series 2015-1-PC	2.41%	# ^ ¥	02/25/2054	35,739,475
7,769,726	Securitized Mortgage Asset Loan Trust, Series 2015-2-PC	0.00%	# ^ ¥	12/26/2059	7,290,707
11,199,025	Securitized Mortgage Asset Loan Trust, Series 2015-3-PC	0.00%	# ^ ¥	10/25/2044	10,757,471
6,168,666	SGR Residential Mortgage Trust, Series 2016-1-A1	3.75%	# ^	11/25/2046	6,282,148
26,071,815	Shellpoint Co-Originator Trust, Series 2016-1-1A10	3.50%	# ^	11/25/2046	26,194,457
786,110	Structured Asset Securities Corporation, Series 2003-35-1A1	5.17%	#	12/25/2033	809,678
1,167,409	Structured Asset Securities Corporation, Series 2005-14-1A1 (1 Month LIBOR USD + 0.30%, 0.30% Floor, 7.25% Cap)	2.17%		07/25/2035	955,229
1,103,685	Structured Asset Securities Corporation, Series 2005-16-1A3	5.50%		09/25/2035	1,106,980
1,431,899	Structured Asset Securities Corporation, Series 2005-RF1-A (1 Month LIBOR USD + 0.35%, 0.35% Floor)	1.97%	^	03/25/2035	1,283,551
1,431,899	Structured Asset Securities Corporation, Series 2005-RF1-AIO	5.29%	# ^ I/O	03/25/2035	164,005
24,984,108	VOLT LLC, Series 2017-NP10-A1	3.00%	^ §	10/25/2047	24,813,132
21,453,859	VOLT LLC, Series 2017-NPL2-A1	3.50%	^ §	03/25/2047	21,468,456
19,321,303	VOLT LLC, Series 2017-NPL3-A1	3.50%	^ §	03/25/2047	19,372,713
19,424,779	VOLT LLC, Series 2017-NPL4-A1	3.38%	^ §	04/25/2047	19,432,693
11,951,189	VOLT LLC, Series 2017-NPL6-A1	3.25%	^ §	05/25/2047	11,925,523
6,067,854	VOLT LLC, Series 2017-NPL8-A1	3.13%	^ §	06/25/2047	6,051,774
35,427,438	VOLT LLC, Series 2017-NPL9-A1	3.13%	^ §	09/25/2047	35,321,610
138,824	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-1-2A	6.00%		03/25/2035	131,000
1,057,684	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-1-3A1	5.75%		02/25/2036	1,013,744
2,620,022	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-2-4CB	6.00%		03/25/2036	2,553,226
4,601,612	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-8-A6	4.52%	ß	10/25/2036	2,936,061
3,260,863	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR19-2A (11th District Cost of Funds Index + 1.25%, 1.25% Floor)	2.03%		01/25/2047	3,235,979
2,018,670	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-3-A6	6.00%		04/25/2037	1,962,877
127,829	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-5-A11 (-6 x 1 Month LIBOR USD + 39.48%, 39.48% Cap)	28.25%	I/F	06/25/2037	216,691
10,669,766	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-5-A3	7.00%		06/25/2037	7,538,798
1,215,866	Wells Fargo Alternative Loan Trust, Series 2007-PA5-1A1	6.25%		11/25/2037	1,184,447
932,681	Wells Fargo Mortgage Backed Securities Trust, Series 2005-17-1A1	5.50%		01/25/2036	922,572
57,864	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR14-A6	3.46%	#	08/25/2035	55,849
75,097	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16-6A4	3.49%	#	10/25/2035	75,612
343,770	Wells Fargo Mortgage Backed Securities Trust, Series 2006-2-3A1	5.75%		03/25/2036	338,953
997,986	Wells Fargo Mortgage Backed Securities Trust, Series 2006-7-2A1	6.00%		06/25/2036	973,901
822,452	Wells Fargo Mortgage Backed Securities Trust, Series 2007-10-1A5	6.00%		07/25/2037	822,767
1,005,829	Wells Fargo Mortgage Backed Securities Trust, Series 2007-10-2A11	6.00%		07/25/2037	985,756
1,396,398	Wells Fargo Mortgage Backed Securities Trust, Series 2007-11-A96	6.00%		08/25/2037	1,371,908
1,701,680	Wells Fargo Mortgage Backed Securities Trust, Series 2007-14-1A1	6.00%		10/25/2037	1,687,767
401,855	Wells Fargo Mortgage Backed Securities Trust, Series 2007-4-A16	5.50%		04/25/2037	400,568
91,927	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A1	6.00%		06/25/2037	91,594
18,013,828	WinWater Mortgage Loan Trust, Series 2015-5-A3	3.50%	# ^	08/20/2045	17,920,940

Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $879,140,040)					886,612,424

US Corporate Bonds - 12.6%
11,596,000	AbbVie, Inc.	4.70%		05/14/2045	11,983,489
12,868,000	Air Lease Corporation	3.75%		02/01/2022	12,990,254
3,415,000	AK Steel Corporation	6.38%		10/15/2025	3,235,712
2,522,000	Albertson’s Holdings LLC	5.75%		03/15/2025	2,163,372
3,225,000	Alliant Holdings Intermediate LLC	8.25%	^	08/01/2023	3,329,812
9,017,000	Ally Financial, Inc.	4.13%		03/30/2020	9,073,356
2,420,000	Ally Financial, Inc.	4.25%		04/15/2021	2,441,175
3,585,000	Altice US Finance Corporation	5.38%	^	07/15/2023	3,640,567
3,370,000	AMC Merger, Inc.	8.00%	^	05/15/2025	3,176,225
2,785,000	American Axle & Manufacturing, Inc.	6.63%		10/15/2022	2,885,956
2,175,000	American Axle & Manufacturing, Inc.	6.25%		03/15/2026	2,163,472
2,100,000	American Electric Power Company	3.20%		11/13/2027	2,003,888
27,000,000	American Express Credit Corporation	2.50%		08/01/2022	26,062,238
13,032,000	American Tower Corporation	3.60%		01/15/2028	12,389,692
6,100,000	Anheuser-Busch InBev Finance, Inc.	4.90%		02/01/2046	6,593,086
6,540,000	Anheuser-Busch InBev Worldwide, Inc.	4.60%		04/15/2048	6,769,408
5,025,000	Anthem, Inc.	2.95%		12/01/2022	4,902,454
6,305,000	Applied Materials, Inc.	4.35%		04/01/2047	6,709,966
3,170,000	Argos Merger Sub, Inc.	7.13%	^	03/15/2023	1,814,825
6,690,000	Arrow Electronics, Inc.	3.88%		01/12/2028	6,482,684
3,460,000	Ascend Learning LLC	6.88%	^	08/01/2025	3,563,800
4,705,000	AssuredPartners, Inc.	7.00%	^	08/15/2025	4,657,950
20,665,000	AT&T, Inc.	5.25%		03/01/2037	21,897,304
13,216,000	Athene Global Funding	3.00%	^	07/01/2022	12,876,220
2,690,000	Avantor, Inc.	6.00%	^	10/01/2024	2,683,275
1,665,000	Avantor, Inc.	9.00%	^	10/01/2025	1,634,822
3,475,000	B&G Foods, Inc.	5.25%		04/01/2025	3,244,781
14,025,000	Baker Hughes, a GE company, LLC	4.08%		12/15/2047	13,270,156
8,520,000	Bank of America Corporation	2.50%		10/21/2022	8,188,123
8,355,000	Bank of America Corporation (3 Month LIBOR USD + 1.02%)	2.88%		04/24/2023	8,186,458
2,205,000	BAT Capital Corporation (3 Month LIBOR USD + 0.88%)	2.72%	^	08/15/2022	2,219,574
3,385,000	Beacon Escrow Corporation	4.88%	^	11/01/2025	3,241,137
20,635,000	Becton Dickinson and Company	2.89%		06/06/2022	20,034,810
3,345,000	BlueLine Rental Finance Corporation	9.25%	^	03/15/2024	3,594,805
7,742,000	Boeing Company	6.88%		03/15/2039	10,919,801
10,208,000	Boston Properties LP	4.13%		05/15/2021	10,475,699
750,000	Boston Properties LP	3.20%		01/15/2025	724,677
6,470,000	Boston Scientific Corporation	4.00%		03/01/2028	6,477,127
3,785,000	Boyne USA, Inc.	7.25%	^	05/01/2025	3,903,281
2,240,000	Brand Energy & Infrastructure Services, Inc.	8.50%	^	07/15/2025	2,346,400
15,160,000	Brighthouse Financial, Inc.	3.70%	^	06/22/2027	14,082,806
3,505,000	Builders FirstSource, Inc.	5.63%	^	09/01/2024	3,535,669
11,594,000	Burlington Northern Santa Fe LLC	4.55%		09/01/2044	12,498,065
2,385,000	BWAY Holding Company	5.50%	^	04/15/2024	2,405,869
765,000	Calpine Corporation	5.75%		01/15/2025	701,887
8,620,000	Capital One Financial Corporation (3 Month LIBOR USD + 0.72%)	2.49%		01/30/2023	8,563,308
1,860,000	CB Escrow Corporation	8.00%	^	10/15/2025	1,741,425
14,005,000	Celgene Corporation	4.35%		11/15/2047	13,299,679
2,825,000	Cengage Learning, Inc.	9.50%	^	06/15/2024	2,182,312
3,470,000	Centene Corporation	4.75%		01/15/2025	3,391,925
12,706,000	Charter Communications Operating LLC	4.91%		07/23/2025	12,996,849
3,565,000	Cheniere Energy Partners LP	5.25%	^	10/01/2025	3,524,894
2,190,000	Cincinnati Bell, Inc.	7.00%	^	07/15/2024	1,971,000
19,670,000	Citigroup, Inc. (3 Month LIBOR USD + 1.10%)	2.98%		05/17/2024	19,860,683
3,615,000	CNX Midstream Partners LP	6.50%	^	03/15/2026	3,574,331
1,663,000	CommScope, Inc.	5.00%	^	06/15/2021	1,692,102
1,720,000	Constellation Merger Sub, Inc.	8.50%	^	09/15/2025	1,672,700
12,890,000	Corning, Inc.	4.38%		11/15/2057	11,899,656
3,625,000	COTY, Inc.	6.50%	^	04/15/2026	3,652,187
3,385,000	CRC Issuer LLC	5.25%	^	10/15/2025	3,253,594
2,215,000	CRH America Finance, Inc.	3.95%	^	04/04/2028	2,210,978
815,000	Crown Castle International Corp.	3.80%		02/15/2028	784,875
12,600,000	Crown Castle International Corporation	3.65%		09/01/2027	12,020,948
1,500,000	CSI Compressco LP	7.50%	^	04/01/2025	1,518,750
14,520,000	CSX Corporation	3.80%		11/01/2046	13,381,094
12,780,000	CVS Health Corporation	5.05%		03/25/2048	13,467,096
1,765,000	Dana Financing Ltd.	5.75%	^	04/15/2025	1,802,506
6,185,000	Delta Air Lines, Inc.	3.63%		03/15/2022	6,181,299
16,370,000	Discover Financial Services	4.10%		02/09/2027	16,257,831
1,880,000	DJO Finance, LLC	8.13%	^	06/15/2021	1,894,100
3,615,000	Duke Energy Corporation	3.75%		09/01/2046	3,285,109
4,915,000	Duke Energy Corporation	3.95%		08/15/2047	4,623,697
8,955,000	Duke Energy Progress, Inc.	4.15%		12/01/2044	9,199,752
13,690,000	eBay, Inc.	2.75%		01/30/2023	13,228,761
13,290,000	Edison International	4.13%		03/15/2028	13,392,443
3,305,000	Eldorado Resorts, Inc.	6.00%		04/01/2025	3,371,100
2,861,000	Embarq Corporation	8.00%		06/01/2036	2,710,797
11,575,000	Enable Midstream Partners LP	4.40%		03/15/2027	11,341,911
12,005,000	Energy Transfer Partners LP	4.75%		01/15/2026	12,150,640
1,250,000	Energy Transfer Partners LP	4.20%		04/15/2027	1,208,190
3,200,000	Ensemble S Merger Sub, Inc.	9.00%	^	09/30/2023	3,376,000
605,000	EP Energy LLC	9.38%	^	05/01/2024	433,331
13,570,000	EQT Corporation	3.90%		10/01/2027	13,022,043
3,486,000	ESH Hospitality, Inc.	5.25%	^	05/01/2025	3,399,896
14,245,000	Expedia Group, Inc.	3.80%		02/15/2028	13,256,615
1,585,000	Exterran Energy Solutions LP	8.13%	^	05/01/2025	1,684,062
1,860,000	Extraction Oil & Gas, Inc.	5.63%	^	02/01/2026	1,760,025
12,323,000	FedEx Corporation	4.75%		11/15/2045	12,900,072
9,960,000	Fidelity National Information Services, Inc.	3.63%		10/15/2020	10,089,574
1,670,000	First Data Corporation	7.00%	^	12/01/2023	1,759,762
1,660,000	First Data Corporation	5.75%	^	01/15/2024	1,676,600
3,540,000	Flex Acquisition Company, Inc.	6.88%	^	01/15/2025	3,511,237
10,945,000	Ford Motor Company	7.45%		07/16/2031	13,268,957
2,105,000	Foresight Energy LLC	11.50%	^	04/01/2023	1,715,575
915,000	Frontier Communications Corporation	8.50%		04/15/2020	923,006
1,060,000	Frontier Communications Corporation	8.50%	^	04/01/2026	1,030,850
3,543,000	FTS International, Inc.	6.25%		05/01/2022	3,569,572
1,200,000	Gannett Company, Inc.	4.88%	^	09/15/2021	1,212,000
4,265,000	General Motors Financial Company (3 Month LIBOR USD + 0.80%)	2.59%		08/07/2020	4,270,506
11,555,000	General Motors Financial Company (3 Month LIBOR USD + 0.99%)	2.69%		01/05/2023	11,618,632
6,205,000	General Motors Financial Company	3.95%		04/13/2024	6,157,974
3,225,000	Genesys Telecommunications Laboratories, Inc.	10.00%	^	11/30/2024	3,587,812
14,437,000	Georgia-Pacific LLC	3.60%	^	03/01/2025	14,529,080
435,000	GLP Capital LP	5.38%		04/15/2026	442,612
2,620,000	Golden Nugget, Inc.	6.75%	^	10/15/2024	2,646,200
16,480,000	Goldman Sachs Group, Inc. (3 Month LIBOR USD + 0.78%)	2.55%		10/31/2022	16,460,268
3,390,000	GTT Communications, Inc.	7.88%	^	12/31/2024	3,415,425
3,715,000	Gulfport Energy Corporation	6.38%		05/15/2025	3,589,619
3,630,000	Hasbro, Inc.	3.50%		09/15/2027	3,404,466
3,655,000	Hess Infrastructure Partners LP	5.63%	^	02/15/2026	3,609,312
3,415,000	Hexion, Inc.	10.38%	^	02/01/2022	3,321,087
2,545,000	Icahn Enterprises Finance Corporation	6.25%		02/01/2022	2,595,900
2,695,000	Icahn Enterprises Finance Corporation	6.38%		12/15/2025	2,715,212
2,125,000	Indigo Natural Resources LLC	6.88%	^	02/15/2026	2,013,437
3,320,000	Informatica LLC	7.13%	^	07/15/2023	3,328,300
3,575,000	IRB Holding Corporation	6.75%	^	02/15/2026	3,512,795
1,760,000	Iridium Communications, Inc.	10.25%	^	04/15/2023	1,812,800
1,980,000	Jabil, Inc.	3.95%		01/12/2028	1,922,144
1,450,000	JBS USA Finance, Inc.	6.75%	^	02/15/2028	1,393,812
1,730,000	Jeld-Wen, Inc.	4.63%	^	12/15/2025	1,665,125
1,485,000	KAR Auction Services, Inc.	5.13%	^	06/01/2025	1,481,287
2,910,000	Kennedy-Wilson, Inc.	5.88%	^	04/01/2024	2,899,087
13,659,000	Kinder Morgan Energy Partners LP	6.95%		01/15/2038	16,554,987
5,703,000	Kraft Heinz Foods Company	2.00%		07/02/2018	5,697,645
7,540,000	Kraft Heinz Foods Company	2.80%		07/02/2020	7,490,856
2,005,000	Kratos Defense & Security Solutions, Inc.	6.50%	^	11/30/2025	2,077,681
13,715,000	Kroger Company	3.40%		04/15/2022	13,651,720
1,382,000	Level 3 Communications, Inc.	5.75%		12/01/2022	1,384,598
3,385,000	Level 3 Financing, Inc.	5.38%		01/15/2024	3,306,739
15,309,000	Liberty Mutual Group, Inc.	6.50%	^	05/01/2042	19,305,638
1,095,000	Live Nation Entertainment, Inc.	5.63%	^	03/15/2026	1,111,425
11,527,000	Lockheed Martin Corporation	4.70%		05/15/2046	12,536,811
3,290,000	LTF Merger Sub, Inc.	8.50%	^	06/15/2023	3,458,612
3,400,000	Match Group, Inc.	5.00%	^	12/15/2027	3,357,500
5,220,000	McDonald’s Corporation	4.45%		03/01/2047	5,411,265
50,000	Metropolitan Edison Company	4.00%	^	04/15/2025	50,495
3,765,000	MGM Growth Properties LP	4.50%		01/15/2028	3,549,642
13,350,000	Morgan Stanley	2.75%		05/19/2022	13,022,868
13,545,000	Morgan Stanley (3 Month LIBOR USD + 1.34%)	3.59%		07/22/2028	13,107,933
14,215,000	Mosaic Company	4.05%		11/15/2027	13,881,805
1,570,000	Moss Creek Resources Holdings, Inc.	7.50%	^	01/15/2026	1,589,154
4,585,000	MPH Acquisition Holdings LLC	7.13%	^	06/01/2024	4,745,475
3,720,000	MPT Operating Partnership LP	5.00%		10/15/2027	3,656,016
6,565,000	MUFG Americas Holdings Corporation	2.25%		02/10/2020	6,465,319
2,195,000	Nabors Industries, Inc.	5.75%	^	02/01/2025	2,074,275
7,660,000	National Rural Utilities Cooperative Finance Corporation	2.00%		01/27/2020	7,553,058
3,430,000	Navient Corporation	6.50%		06/15/2022	3,550,050
13,775,000	New York Life Global Funding	2.30%	^	06/10/2022	13,315,662
11,570,000	Newell Brands, Inc.	5.50%		04/01/2046	12,234,459
1,590,000	Nexstar Escrow Corporation	5.63%	^	08/01/2024	1,561,698
6,015,000	NextEra Energy Capital Holdings, Inc.	3.55%		05/01/2027	5,852,551
3,300,000	NextEra Energy Operating Partners LP	4.50%	^	09/15/2027	3,122,625
3,375,000	NFP Corporation	6.88%	^	07/15/2025	3,366,562
1,645,000	NGL Energy Finance Corporation	7.50%		11/01/2023	1,657,337
875,000	Noble Holding International Ltd.	7.88%	^	02/01/2026	862,969
3,485,000	NVA Holdings, Inc.	6.88%	^	04/01/2026	3,519,850
13,167,000	Omnicom Group, Inc.	3.60%		04/15/2026	12,778,156
148,000	Oncor Electric Delivery Company LLC	2.95%		04/01/2025	142,831
995,000	OPE KAG Finance Sub, Inc.	7.88%	^	07/31/2023	1,024,850
11,745,000	Oracle Corporation	4.13%		05/15/2045	11,848,203
7,005,000	Owens Corning	4.40%		01/30/2048	6,483,056
6,355,000	Packaging Corporation of America	3.40%		12/15/2027	6,087,369
1,790,000	Par Petroleum Finance Corporation	7.75%	^	12/15/2025	1,798,950
3,430,000	Peabody Securities Finance Corporation	6.00%	^	03/31/2022	3,511,462
6,620,000	Penske Truck Leasing Company	4.20%	^	04/01/2027	6,681,404
475,000	PetSmart, Inc.	5.88%	^	06/01/2025	345,562
4,462,000	Phillips 66	5.88%		05/01/2042	5,372,625
320,000	Phillips 66	4.88%		11/15/2044	341,936
3,600,000	Pilgrim’s Pride Corporation	5.75%	^	03/15/2025	3,505,500
575,000	PISCES MIDCO, Inc.	8.00%	^	04/15/2026	575,000
1,765,000	Plastipak Holdings, Inc.	6.25%	^	10/15/2025	1,769,413
2,865,000	Platform Specialty Products Corporation	5.88%	^	12/01/2025	2,804,119
1,670,000	Polaris Intermediate Corporation (PIK 9.25%)	8.50%	^	12/01/2022	1,707,592
3,215,000	Post Holdings, Inc.	5.50%	^	03/01/2025	3,174,813
2,379,000	Prime Security Services Borrower LLC	9.25%	^	05/15/2023	2,584,189
1,800,000	QEP Resources, Inc.	5.25%		05/01/2023	1,741,572
1,800,000	QEP Resources, Inc.	5.63%		03/01/2026	1,705,500
1,695,000	Radiate Finance, Inc.	6.63%	^	02/15/2025	1,580,588
13,450,000	Republic Services, Inc.	3.38%		11/15/2027	13,004,149
13,525,000	Reynolds, Inc.	4.00%		06/12/2022	13,768,233
2,588,000	Riverbed Technology, Inc.	8.88%	^	03/01/2023	2,468,305
6,480,000	Royal Caribbean Cruises Ltd.	3.70%		03/15/2028	6,219,943
6,175,000	S&P Global, Inc.	4.40%		02/15/2026	6,490,275
16,060,000	Sabine Pass Liquefaction LLC	5.00%		03/15/2027	16,686,331
1,830,000	Sanchez Energy Corporation	6.13%		01/15/2023	1,343,906
6,000,000	SBA Tower Trust	3.17%	^	04/11/2022	5,944,805
5,025,000	Schlumberger Holdings Corporation	2.35%	^	12/21/2018	5,012,073
3,265,000	Select Medical Corporation	6.38%		06/01/2021	3,326,219
2,335,000	Sirius XM Radio, Inc.	5.38%	^	07/15/2026	2,311,650
1,745,000	Six Flags Entertainment Corporation	4.88%	^	07/31/2024	1,703,556
13,206,000	Smithfield Foods, Inc.	4.25%	^	02/01/2027	13,087,146
2,220,000	Solera Finance, Inc.	10.50%	^	03/01/2024	2,480,850
14,121,000	Southern Company	2.45%		09/01/2018	14,106,633
5,413,000	Southern Company	1.85%		07/01/2019	5,341,488
1,905,000	Springleaf Finance Corporation	6.88%		03/15/2025	1,916,906
1,775,000	Sprint Capital Corporation	6.88%		11/15/2028	1,661,844
2,610,000	Sprint Corporation	7.13%		06/15/2024	2,551,275
6,595,000	Sprint Spectrum Company LLC	4.74%	^	03/20/2025	6,644,463
1,200,000	SRC Energy, Inc.	6.25%	^	12/01/2025	1,209,000
335,000	Staples, Inc.	8.50%	^	09/15/2025	310,712
1,633,000	SunCoke Energy Partners Finance Corporation	7.50%	^	06/15/2025	1,690,155
1,810,000	Sunoco LP	5.50%	^	02/15/2026	1,751,175
10,459,000	Synchrony Financial	3.00%		08/15/2019	10,430,096
2,265,000	Synchrony Financial	3.95%		12/01/2027	2,144,702
14,180,000	Sysco Corporation	3.25%		07/15/2027	13,574,948
2,005,000	Tapstone Energy Finance Corporation	9.75%	^	06/01/2022	1,674,175
3,530,000	Team Health Holdings, Inc.	6.38%	^	02/01/2025	3,044,978
3,565,000	Tempo Acquisition Finance Corporation	6.75%	^	06/01/2025	3,569,456
3,680,000	Tempur Sealy International, Inc.	5.50%		06/15/2026	3,551,200
910,000	Tenet Healthcare Corporation	8.13%		04/01/2022	952,088
1,710,000	Tesla, Inc.	5.30%	^	08/15/2025	1,498,388
2,730,000	THC Escrow Corporation	7.00%	^	08/01/2025	2,695,875
1,240,000	The ServiceMaster Company LLC	5.13%	^	11/15/2024	1,202,800
11,911,000	TIAA Asset Management Finance Company LLC	2.95%	^	11/01/2019	11,885,064
1,115,000	T-Mobile USA, Inc.	4.50%		02/01/2026	1,071,794
3,335,000	TransDigm, Inc.	6.38%		06/15/2026	3,368,350
1,635,000	TransMontaigne Partners LP	6.13%		02/15/2026	1,647,263
2,628,000	Transocean Proteus Ltd.	6.25%	^	12/01/2024	2,683,845
1,700,000	Trident Merger Sub, Inc.	6.63%	^	11/01/2025	1,661,750
2,395,000	Triumph Group, Inc.	7.75%		08/15/2025	2,460,863
2,703,000	Universal Hospital Services, Inc.	7.63%		08/15/2020	2,736,788
2,685,000	USA Compression Partners LP	6.88%	^	04/01/2026	2,731,988
1,090,000	Valeant Pharmaceuticals International, Inc.	7.00%	^	03/15/2024	1,140,413
870,000	Valeant Pharmaceuticals International, Inc.	5.50%	^	11/01/2025	850,208
1,825,000	Valeant Pharmaceuticals International, Inc.	9.25%	^	04/01/2026	1,822,719
10,747,000	Verizon Communications, Inc.	4.40%		11/01/2034	10,630,968
4,630,000	Viking Cruises Ltd.	5.88%	^	09/15/2027	4,398,500
1,500,000	Vine Oil & Gas Finance Corporation	8.75%	^	04/15/2023	1,402,500
3,025,000	Vizient, Inc.	10.38%	^	03/01/2024	3,365,313
2,215,000	Waste Pro, Inc.	5.50%	^	02/15/2026	2,192,850
1,000,000	Weatherford International Ltd.	9.88%		02/15/2024	917,500
165,000	Weatherford International Ltd.	9.88%	^	03/01/2025	149,276
2,415,000	WellCare Health Plans, Inc.	5.25%		04/01/2025	2,430,094
8,254,000	WellPoint, Inc.	2.30%		07/15/2018	8,247,487
13,740,000	WestRock Company	3.75%	^	03/15/2025	13,721,477
3,570,000	Whiting Petroleum Corporation	6.63%	^	01/15/2026	3,601,238
6,200,000	Williams Partners LP	3.75%		06/15/2027	5,934,815
885,000	Xerium Technologies, Inc.	9.50%		08/15/2021	913,763
13,056,000	Zimmer Holdings, Inc.	2.70%		04/01/2020	12,918,967

Total US Corporate Bonds (Cost $1,328,649,455)					1,308,372,279

US Government and Agency Mortgage Backed Obligations - 15.6%
788,163	Federal Home Loan Mortgage Corporation, Pool G0-1840	5.00%		07/01/2035	850,053
429,887	Federal Home Loan Mortgage Corporation, Pool G0-4817	5.00%		09/01/2038	463,397
16,476,565	Federal Home Loan Mortgage Corporation, Pool G0-8537	3.00%		07/01/2043	16,175,450
12,310,786	Federal Home Loan Mortgage Corporation, Pool G0-8622	3.00%		01/01/2045	12,057,167
11,293,060	Federal Home Loan Mortgage Corporation, Pool G0-8686	3.00%		01/01/2046	11,023,676
49,532,443	Federal Home Loan Mortgage Corporation, Pool G0-8701	3.00%		04/01/2046	48,351,545
58,453,106	Federal Home Loan Mortgage Corporation, Pool G0-8721	3.00%		09/01/2046	57,058,428
2,769,403	Federal Home Loan Mortgage Corporation, Pool N7-0081	5.50%		07/01/2038	3,056,619
9,599,943	Federal Home Loan Mortgage Corporation, Pool Q3-3789	3.50%		06/01/2045	9,637,443
48,921,022	Federal Home Loan Mortgage Corporation, Pool Q5-1461	3.50%		10/01/2047	49,052,675
3,749,037	Federal Home Loan Mortgage Corporation, Pool T6-0854	3.50%		09/01/2042	3,751,616
631,189	Federal Home Loan Mortgage Corporation, Pool U6-0299	4.00%		11/01/2040	654,196
43,663,927	Federal Home Loan Mortgage Corporation, Pool V8-2851	3.00%		01/01/2047	42,617,621
20,400,441	Federal Home Loan Mortgage Corporation, Pool V8-3144	4.00%		04/01/2047	20,992,851
71,283	Federal Home Loan Mortgage Corporation, Series 2692-SC (-2 x 1 Month LIBOR USD + 13.29%, 13.29% Cap)	9.73% I/F		07/15/2033	81,308
2,328,668	Federal Home Loan Mortgage Corporation, Series 2722-PS (-1 x 1 Month LIBOR USD + 9.89%, 9.89% Cap)	7.91% I/F		12/15/2033	2,523,863
112,421	Federal Home Loan Mortgage Corporation, Series 2750-ZT	5.00%		02/15/2034	120,849
236,463	Federal Home Loan Mortgage Corporation, Series 3002-SN (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	4.72% I/ F I/O		07/15/2035	29,067
101,980	Federal Home Loan Mortgage Corporation, Series 3045-DI (-1 x 1 Month LIBOR USD + 6.73%, 6.73% Cap)	4.95% I/ F I/O		10/15/2035	13,501
21,704,324	Federal Home Loan Mortgage Corporation, Series 355-300	3.00%		08/15/2047	21,300,226
383,418	Federal Home Loan Mortgage Corporation, Series 3116-Z	5.50%		02/15/2036	424,177
32,942	Federal Home Loan Mortgage Corporation, Series 3117-ZN	4.50%		02/15/2036	34,060
436,057	Federal Home Loan Mortgage Corporation, Series 3203-ZC	5.00%		07/15/2036	465,928
133,566	Federal Home Loan Mortgage Corporation, Series 3275-SC (-1 x 1 Month LIBOR USD + 6.08%, 6.08% Cap)	4.30% I/ F I/O		02/15/2037	15,833
530,338	Federal Home Loan Mortgage Corporation, Series 3382-SB (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	4.22% I/ F I/O		11/15/2037	48,739
529,756	Federal Home Loan Mortgage Corporation, Series 3384-S (-1 x 1 Month LIBOR USD + 6.39%, 6.39% Cap)	4.61% I/ F I/O		11/15/2037	51,723
728,418	Federal Home Loan Mortgage Corporation, Series 3417-SX (-1 x 1 Month LIBOR USD + 6.18%, 6.18% Cap)	4.40% I/ F I/O		02/15/2038	66,543
65,526	Federal Home Loan Mortgage Corporation, Series 3423-GS (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	3.87% I/ F I/O		03/15/2038	5,985
65,526	Federal Home Loan Mortgage Corporation, Series 3423-SG (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	3.87% I/ F I/O		03/15/2038	5,187
164,527	Federal Home Loan Mortgage Corporation, Series 3524-LB	3.86% I/ O P/O		06/15/2038	165,699
184,517	Federal Home Loan Mortgage Corporation, Series 3562-WS (-1 x 1 Month LIBOR USD + 4.95%, 4.95% Cap)	3.17% I/ F I/O		08/15/2039	11,169
206,094	Federal Home Loan Mortgage Corporation, Series 3582-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	4.22% I/ F I/O		10/15/2049	21,317
71,329,472	Federal Home Loan Mortgage Corporation, Series 358-300	3.00%		10/15/2047	69,989,546
540,071	Federal Home Loan Mortgage Corporation, Series 3606-CS (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	4.57% I/ F I/O		12/15/2039	80,304
309,844	Federal Home Loan Mortgage Corporation, Series 3616-SG (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	4.57% I/ F I/O		03/15/2032	37,737
1,271,148	Federal Home Loan Mortgage Corporation, Series 3626-AZ	5.50%		08/15/2036	1,347,573
478,559	Federal Home Loan Mortgage Corporation, Series 3666-SC (-1 x 1 Month LIBOR USD + 5.77%, 5.77% Cap)	3.99% I/ F I/O		05/15/2040	55,245
325,516	Federal Home Loan Mortgage Corporation, Series 3666-VZ	5.50%		08/15/2036	347,295
2,517,969	Federal Home Loan Mortgage Corporation, Series 3779-DZ	4.50%		12/15/2040	2,552,861
1,400,000	Federal Home Loan Mortgage Corporation, Series 3779-YA	3.50%		12/15/2030	1,428,785
473,984	Federal Home Loan Mortgage Corporation, Series 3786-SG (-2 x 1 Month LIBOR USD + 9.50%, 9.50% Cap)	5.95% I/F		01/15/2041	474,547
4,906,417	Federal Home Loan Mortgage Corporation, Series 3792-SE (-2 x 1 Month LIBOR USD + 9.86%, 9.86% Cap)	6.31% I/F		01/15/2041	4,734,927
2,662,691	Federal Home Loan Mortgage Corporation, Series 3795-VZ	4.00%		01/15/2041	2,745,655
52,467	Federal Home Loan Mortgage Corporation, Series 3798-SD (-2 x 1 Month LIBOR USD + 9.60%, 9.60% Cap)	6.05% I/F		12/15/2040	48,365
1,276,051	Federal Home Loan Mortgage Corporation, Series 3806-CZ	5.50%		07/15/2034	1,379,417
1,156,635	Federal Home Loan Mortgage Corporation, Series 3808-DB	3.50%		02/15/2031	1,161,170
2,400,742	Federal Home Loan Mortgage Corporation, Series 3818-CZ	4.50%		03/15/2041	2,547,877
1,416,301	Federal Home Loan Mortgage Corporation, Series 3819-ZU	5.50%		07/15/2034	1,513,941
3,736,782	Federal Home Loan Mortgage Corporation, Series 3824-EY	3.50%		03/15/2031	3,842,709
251,282	Federal Home Loan Mortgage Corporation, Series 3828-SW (-3 x 1 Month LIBOR USD + 13.20%, 13.20% Cap)	7.87% I/F		02/15/2041	281,170
2,202,689	Federal Home Loan Mortgage Corporation, Series 3863-ZA	5.50%		08/15/2034	2,340,214
3,254,228	Federal Home Loan Mortgage Corporation, Series 3888-ZG	4.00%		07/15/2041	3,383,416
14,092,888	Federal Home Loan Mortgage Corporation, Series 3889-VZ	4.00%		07/15/2041	14,608,650
3,018,794	Federal Home Loan Mortgage Corporation, Series 3910-GZ	5.00%		08/15/2041	3,346,557
21,980,719	Federal Home Loan Mortgage Corporation, Series 3967-ZP	4.00%		09/15/2041	23,099,049
4,790,205	Federal Home Loan Mortgage Corporation, Series 3972-AZ	3.50%		12/15/2041	4,714,594
25,162,375	Federal Home Loan Mortgage Corporation, Series 4057-ZA	4.00%		06/15/2042	26,368,136
9,081,119	Federal Home Loan Mortgage Corporation, Series 4096-DZ	3.50%		08/15/2042	8,924,016
28,490,992	Federal Home Loan Mortgage Corporation, Series 4165-ZT	3.00%		02/15/2043	26,109,153
6,815,680	Federal Home Loan Mortgage Corporation, Series 4291-MS (-1 x 1 Month LIBOR USD + 5.90%, 5.90% Cap)	4.12% I/ F I/O		01/15/2054	999,793
18,474,423	Federal Home Loan Mortgage Corporation, Series 4341-AZ	3.00%		05/15/2044	17,114,698
15,349,280	Federal Home Loan Mortgage Corporation, Series 4377-A	3.00%		06/15/2039	15,280,345
11,669,202	Federal Home Loan Mortgage Corporation, Series 4391-MA	3.00%		07/15/2040	11,607,652
13,482,648	Federal Home Loan Mortgage Corporation, Series 4413-AZ	3.50%		11/15/2044	13,174,554
798,440	Federal Home Loan Mortgage Corporation, Series 4419-TB	3.00%		02/15/2040	798,123
11,202,865	Federal Home Loan Mortgage Corporation, Series 4423-Z	3.50%		12/15/2044	10,955,253
16,092,848	Federal Home Loan Mortgage Corporation, Series 4427-MA	3.00%		02/15/2034	16,113,669
24,745,648	Federal Home Loan Mortgage Corporation, Series 4471-BA	3.00%		12/15/2041	24,237,009
35,593,699	Federal Home Loan Mortgage Corporation, Series 4471-GA	3.00%		02/15/2044	35,290,654
21,642,559	Federal Home Loan Mortgage Corporation, Series 4481-B	3.00%		12/15/2042	21,274,906
13,048,108	Federal Home Loan Mortgage Corporation, Series 4511-QA	3.00%		01/15/2041	12,978,697
58,103,772	Federal Home Loan Mortgage Corporation, Series 4542-AC	2.70%		01/15/2045	56,255,828
99,090,631	Federal Home Loan Mortgage Corporation, Series 4750-PA	3.00%		07/15/2046	98,372,491
74,240,935	Federal Home Loan Mortgage Corporation, Series 4752-PL	3.00%		09/15/2046	73,640,623
37,288,547	Federal Home Loan Mortgage Corporation, Series 4768-CA	3.50%		03/15/2044	37,614,017
4,781,000	Federal Home Loan Mortgage Corporation, Series K050-A2	3.33%	#	08/25/2025	4,861,764
6,528,000	Federal Home Loan Mortgage Corporation, Series K053-A2	3.00%		12/25/2025	6,484,242
494,823	Federal Home Loan Mortgage Corporation, Series R003-ZA	5.50%		10/15/2035	537,267
6,720,000	Federal Home Loan Mortgage Corporation Pass-Thru, Series K054-A2	2.75%		01/25/2026	6,555,414
105,505,649	Federal Home Loan Mortgage Corporation Pass-Thru, Series K722-X1	1.31%	# I/ O	03/25/2023	5,565,201
16,842,148	Federal National Mortgage Association, Pool AL9238	3.00%		10/01/2041	16,567,479
47,616,830	Federal National Mortgage Association, Pool AS7661	3.00%		08/01/2046	46,148,653
9,801,520	Federal National Mortgage Association, Pool AS7724	2.50%		08/01/2046	9,237,431
38,940,847	Federal National Mortgage Association, Pool AS8522	3.00%		12/01/2046	37,993,081
23,095,278	Federal National Mortgage Association, Pool BC9081	3.00%		12/01/2046	22,533,168
22,339,267	Federal National Mortgage Association, Pool BD8013	2.50%		09/01/2046	21,054,023
17,108,869	Federal National Mortgage Association, Pool MA2621	3.50%		05/01/2046	17,065,578
28,354,949	Federal National Mortgage Association, Pool MA2649	3.00%		06/01/2046	27,481,230
63,845,340	Federal National Mortgage Association, Pool MA2737	3.00%		09/01/2046	62,293,140
6,659,130	Federal National Mortgage Association, Pool MA2863	3.00%		01/01/2047	6,502,646
5,965	Federal National Mortgage Association, Series 2003-117-KS (-1 x 1 Month LIBOR USD + 7.10%, 7.10% Cap)	5.23% I/F I/O		08/25/2033	34
340,754	Federal National Mortgage Association, Series 2003-W17-1A7	5.75%		08/25/2033	372,282
2,565,257	Federal National Mortgage Association, Series 2005-20-QH	5.00%		03/25/2035	2,722,195
449,069	Federal National Mortgage Association, Series 2006-101-SA (-1 x 1 Month LIBOR USD + 6.58%, 6.58% Cap)	4.71% I/F I/O		10/25/2036	76,532
196,021	Federal National Mortgage Association, Series 2006-56-SM (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	4.88% I/F I/O		07/25/2036	26,061
144,918	Federal National Mortgage Association, Series 2007-116-BI (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	4.38% I/F I/O		05/25/2037	17,189
1,820,718	Federal National Mortgage Association, Series 2007-30-FS (-5 x 1 Month LIBOR USD + 29.83%, 29.83% Cap)	21.16% I/ F		04/25/2037	2,498,870
707,955	Federal National Mortgage Association, Series 2007-30-OI (-1 x 1 Month LIBOR USD + 6.44%, 6.44% Cap)	4.57% I/F I/O		04/25/2037	118,997
126,501	Federal National Mortgage Association, Series 2008-29-ZA	4.50%		04/25/2038	132,761
76,554	Federal National Mortgage Association, Series 2008-62-SC (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	4.13% I/F I/O		07/25/2038	7,145
717,020	Federal National Mortgage Association, Series 2009-111-EZ	5.00%		01/25/2040	736,461
28,478	Federal National Mortgage Association, Series 2009-111-SE (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	4.38% I/F I/O		01/25/2040	3,019
83,058	Federal National Mortgage Association, Series 2009-16-MZ	5.00%		03/25/2029	88,963
89,924	Federal National Mortgage Association, Series 2009-48-WS (-1 x 1 Month LIBOR USD + 5.95%, 5.95% Cap)	4.08% I/F I/O		07/25/2039	9,194
370,900	Federal National Mortgage Association, Series 2009-62-PS (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	4.23% I/F I/O		08/25/2039	29,754
1,312,486	Federal National Mortgage Association, Series 2009-77-ZA	4.50%		10/25/2039	1,377,060
298,404	Federal National Mortgage Association, Series 2009-83-Z	4.50%		10/25/2039	307,886
134,746	Federal National Mortgage Association, Series 2010-101-ZH	4.50%		07/25/2040	139,717
55,491	Federal National Mortgage Association, Series 2010-109-BS (-11 x 1 Month LIBOR USD + 55.00%, 55.00% Cap)	36.69% I/F		10/25/2040	178,649
503,101	Federal National Mortgage Association, Series 2010-112-ZA	4.00%		10/25/2040	506,985
309,334	Federal National Mortgage Association, Series 2010-121-SD (-1 x 1 Month LIBOR USD + 4.50%, 4.50% Cap)	2.63% I/F I/O		10/25/2040	23,390
29,336	Federal National Mortgage Association, Series 2010-137-VS (-3 x 1 Month LIBOR USD + 15.00%, 15.00% Cap)	10.01% I/F		12/25/2040	36,124
2,368,758	Federal National Mortgage Association, Series 2010-150-ZA	4.00%		01/25/2041	2,392,351
64,724	Federal National Mortgage Association, Series 2010-31-SA (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	3.13% I/F I/O		04/25/2040	4,497
107,527	Federal National Mortgage Association, Series 2010-34-PS (-1 x 1 Month LIBOR USD + 4.93%, 4.93% Cap)	3.06% I/F I/O		04/25/2040	9,693
214,620	Federal National Mortgage Association, Series 2010-35-SP (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	4.48% I/F I/O		04/25/2050	25,726
59,212	Federal National Mortgage Association, Series 2010-35-SV (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	4.58% I/F I/O		04/25/2040	5,134
2,308,043	Federal National Mortgage Association, Series 2010-37-MY	4.50%		04/25/2040	2,396,422
135,769	Federal National Mortgage Association, Series 2010-59-PS (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	4.58% I/F I/O		03/25/2039	8,256
288,082	Federal National Mortgage Association, Series 2010-59-SC (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	3.13% I/F I/O		01/25/2040	25,119
1,043,149	Federal National Mortgage Association, Series 2010-60-VZ	5.00%		10/25/2039	1,059,161
256,996	Federal National Mortgage Association, Series 2010-64-EZ	5.00%		06/25/2040	274,620
525,665	Federal National Mortgage Association, Series 2010-7-PE	5.00%		02/25/2040	559,720
223,351	Federal National Mortgage Association, Series 2010-90-GS (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	4.13% I/F I/O		08/25/2040	25,715
57,791	Federal National Mortgage Association, Series 2010-99-SG (-5 x 1 Month LIBOR USD + 25.00%, 25.00% Cap)	16.68% I/F		09/25/2040	83,634
6,716,107	Federal National Mortgage Association, Series 2011-141-PZ	4.00%		01/25/2042	6,869,791
16,719,220	Federal National Mortgage Association, Series 2011-18-UZ	4.00%		03/25/2041	17,574,699
1,533,918	Federal National Mortgage Association, Series 2011-25-KY	3.00%		04/25/2026	1,543,694
1,000,000	Federal National Mortgage Association, Series 2011-29-AL	3.50%		04/25/2031	998,372
1,349,676	Federal National Mortgage Association, Series 2011-59-MA	4.50%		07/25/2041	1,409,810
24,853,918	Federal National Mortgage Association, Series 2013-45-LZ	3.00%		05/25/2043	23,305,052
31,914,007	Federal National Mortgage Association, Series 2013-6-ZB	3.00%		02/25/2043	29,258,117
10,837,134	Federal National Mortgage Association, Series 2014-55-MA	3.00%		10/25/2039	10,838,586
25,571,246	Federal National Mortgage Association, Series 2014-70-VZ	3.00%		11/25/2044	23,552,659
8,559,642	Federal National Mortgage Association, Series 2014-73-CZ	3.00%		11/25/2044	7,864,311
26,356,695	Federal National Mortgage Association, Series 2015-9-HA	3.00%		01/25/2045	26,233,541
6,348,000	Federal National Mortgage Association, Series 2016-M3-A2	2.70%		02/25/2026	6,162,054
3,883,207	Federal National Mortgage Association, Series 2017-86-MA	3.00%		04/25/2046	3,852,927
100,000,000	Federal National Mortgage Association, Series 2018-21-PO	0.00% P/O		04/25/2048	79,437,500
348,829	Federal National Mortgage Association, Series 400-S4 (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	3.58% I/F I/O		11/25/2039	43,248
153,955	Federal National Mortgage Association Pass-Thru, Pool 555743	5.00%		09/01/2033	166,299
133,496	Federal National Mortgage Association Pass-Thru, Pool 735382	5.00%		04/01/2035	144,160
1,047,790	Federal National Mortgage Association Pass-Thru, Pool 735383	5.00%		04/01/2035	1,131,629
540,893	Federal National Mortgage Association Pass-Thru, Pool 735402	5.00%		04/01/2035	584,114
777,322	Federal National Mortgage Association Pass-Thru, Pool 735484	5.00%		05/01/2035	839,499
138,118	Federal National Mortgage Association Pass-Thru, Pool 931104	5.00%		05/01/2039	146,966
908,236	Federal National Mortgage Association Pass-Thru, Pool 995203	5.00%		07/01/2035	980,901
855,779	Federal National Mortgage Association Pass-Thru, Pool AB2123	4.00%		01/01/2031	884,772
45,960	Federal National Mortgage Association Pass-Thru, Pool AB2370	4.50%		09/01/2035	47,425
26,121	Federal National Mortgage Association Pass-Thru, Pool AD2177	4.50%		06/01/2030	27,451
1,309,272	Federal National Mortgage Association Pass-Thru, Pool AH7309	4.00%		02/01/2031	1,353,616
29,731,097	Federal National Mortgage Association Pass-Thru, Pool AS4645	3.00%		03/01/2045	29,107,643
12,981,293	Federal National Mortgage Association Pass-Thru, Pool BC0785	3.50%		04/01/2046	13,032,002
662,273	Federal National Mortgage Association Pass-Thru, Pool MA0264	4.50%		12/01/2029	695,802
40,904	Federal National Mortgage Association Pass-Thru, Pool MA0282	5.00%		12/01/2039	43,845
457,235	Federal National Mortgage Association Pass-Thru, Pool MA0353	4.50%		03/01/2030	480,478
25,299	Federal National Mortgage Association Pass-Thru, Pool MA0468	5.00%		07/01/2040	26,380
14,358,100	Federal National Mortgage Association Pass-Thru, Pool MA2151	3.50%		01/01/2045	14,321,772
10,201,973	Federal National Mortgage Association Pass-Thru, Pool MA2248	3.00%		04/01/2045	9,893,907
340,423	Government National Mortgage Association, Pool 752494C	5.50%		09/20/2039	364,508
271,875	Government National Mortgage Association, Series 2003-67-SP (-1 x 1 Month LIBOR USD + 7.10%, 7.10% Cap)	5.28% I/F I/O		08/20/2033	44,639
150,778	Government National Mortgage Association, Series 2008-82-SM (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	4.23% I/F I/O		09/20/2038	19,194
2,142,452	Government National Mortgage Association, Series 2009-32-ZE	4.50%		05/16/2039	2,257,156
2,378,793	Government National Mortgage Association, Series 2009-35-DZ	4.50%		05/20/2039	2,510,428
2,499,022	Government National Mortgage Association, Series 2009-75-GZ	4.50%		09/20/2039	2,592,735
3,021,525	Government National Mortgage Association, Series 2009-75-HZ	5.00%		09/20/2039	3,192,426
7,787,834	Government National Mortgage Association, Series 2010-113-SM (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	4.23% I/F I/O		09/20/2040	1,070,368
127,522	Government National Mortgage Association, Series 2010-25-ZB	4.50%		02/16/2040	134,358
4,671,886	Government National Mortgage Association, Series 2011-45-GZ	4.50%		03/20/2041	4,825,417
7,310,799	Government National Mortgage Association, Series 2011-70-WS (-2 x 1 Month LIBOR USD + 9.70%, 9.70% Cap)	6.06% I/F		12/20/2040	7,468,884
13,017,024	Government National Mortgage Association, Series 2011-71-ZA	4.50%		02/20/2041	13,556,178
14,816,234	Government National Mortgage Association, Series 2013-117-MS (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	4.33% I/F I/O		02/20/2043	1,677,184
7,002,628	Government National Mortgage Association, Series 2013-122-SB (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	4.31% I/F I/O		08/16/2043	1,039,012
31,662,429	Government National Mortgage Association, Series 2013-169-SE (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	4.26% I/F I/O		11/16/2043	3,903,452
10,941,275	Government National Mortgage Association, Series 2014-102-TS (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	3.78% I/F I/O		07/20/2044	1,219,993
8,672,542	Government National Mortgage Association, Series 2014-118-PS (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	4.38% I/F I/O		08/20/2044	1,319,134
7,588,474	Government National Mortgage Association, Series 2014-118-SA (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	4.38% I/F I/O		08/20/2044	1,022,493

Total US Government and Agency Mortgage Backed Obligations (Cost $1,645,722,953)					1,622,529,346

US Government and Agency Obligations - 22.2%
142,587,479	United States Treasury Inflation Indexed Bonds	0.13%		04/15/2022	140,545,368
47,928,144	United States Treasury Inflation Indexed Bonds	0.38%		07/15/2027	46,727,137
100,150,000	United States Treasury Notes	2.75%		11/15/2042	96,497,149
45,500,000	United States Treasury Notes	3.38%		05/15/2044	48,843,907
139,900,000	United States Treasury Notes	2.88%		08/15/2045	137,126,691
83,900,000	United States Treasury Notes	2.88%		11/15/2046	82,121,115
9,050,000	United States Treasury Notes	0.75%		08/31/2018	9,007,936
141,100,000	United States Treasury Notes	1.13%		01/15/2019	140,047,261
22,400,000	United States Treasury Notes	1.13%		01/31/2019	22,223,326
145,700,000	United States Treasury Notes	0.75%		02/15/2019	144,005,003
116,600,000	United States Treasury Notes	2.00%		05/31/2021	115,072,765
133,000,000	United States Treasury Notes	1.13%		06/30/2021	127,579,453
120,800,000	United States Treasury Notes	1.25%		10/31/2021	115,765,887
118,200,000	United States Treasury Notes	1.75%		11/30/2021	115,182,634
117,000,000	United States Treasury Notes	2.00%		12/31/2021	114,919,802
24,350,000	United States Treasury Notes	1.88%		01/31/2022	23,796,168
142,300,000	United States Treasury Notes	1.88%		08/31/2024	135,704,880
119,100,000	United States Treasury Notes	2.13%		09/30/2024	115,197,792
133,100,000	United States Treasury Notes	2.25%		10/31/2024	129,642,496
128,100,000	United States Treasury Notes	2.25%		08/15/2027	122,755,233
241,600,000	United States Treasury Notes	2.25%		11/15/2027	231,290,025
83,900,000	United States Treasury Notes	3.63%		08/15/2043	93,760,834

Total US Government and Agency Obligations (Cost $2,329,162,596)					2,307,812,862

Affiliated Mutual Funds - 9.8%
48,342,264	DoubleLine Global Bond Fund (Class I)				517,745,649
45,674,545	DoubleLine Infrastructure Income Fund (Class I)				456,745,448
5,000,000	DoubleLine Long Duration Total Return Bond Fund (Class I)				48,650,000

Total Affiliated Mutual Funds (Cost $1,002,400,000)					1,023,141,097

Exchange Traded Funds and Common Stocks - 0.0%
67,847	Frontera Energy Corporation *				1,896,346
7,893	SandRidge Energy, Inc. *				114,527

Total Exchange Traded Funds and Common Stocks (Cost $12,119,535)					2,010,873

Short Term Investments - 4.9%
143,241,777	BlackRock Liquidity Funds FedFund - Institutional Shares	1.53%	◆		143,241,777
143,241,776	Fidelity Institutional Money Market Government Portfolio - Class I	1.47%	◆		143,241,776
143,241,776	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	1.56%	◆		143,241,776
32,300,000	United States Treasury Bills	0.00%		06/07/2018	32,201,893
46,300,000	United States Treasury Bills	0.00%		09/06/2018	45,926,910

Total Short Term Investments (Cost $507,866,271)					507,854,132

Total Investments - 100.0% (Cost $10,499,517,474)					10,406,486,972
Other Assets in Excess of Liabilities - 0.0%					339,152

NET ASSETS - 100.0%					$10,406,826,124

   ^   Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2018, the value of these securities amounted to $1,976,656,040 or 19.0% of net assets.

   #  Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of March 31, 2018.

	† Perpetual Maturity
	I/O Interest only security

I/F   Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

	P/O Principal only security

	* Non-income producing security
	◆ Seven-day yield as of March 31, 2018
	¥ Illiquid security
	& Unfunded or partially unfunded loan commitment. At March 31, 2018, the value of these securities amounted to $2,550,031 or 0.0% of net assets.

   ß  The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of March 31, 2018.

	§ The interest rate will step up if the issuer does not redeem the bond by an expected redemption date. The interest rate shown is the rate in effect as of March 31, 2018.

	Þ Value determined using significant unobservable inputs.
	Ω Security is in default or has failed to make a scheduled payment. Income is not being accrued.
	~ Represents less than 0.05% of net assets.
SECURITY TYPE BREAKDOWN as a % of Net Assets:

US Government and Agency Obligations	22.2%
US Government and Agency Mortgage Backed Obligations	15.6%
US Corporate Bonds	12.6%
Affiliated Mutual Funds	9.8%
Foreign Corporate Bonds	9.5%
Non-Agency Residential Collateralized Mortgage Obligations	8.5%
Non-Agency Commercial Mortgage Backed Obligations	7.1%
Short Term Investments	4.9%
Bank Loans	3.5%
Collateralized Loan Obligations	2.6%
Asset Backed Obligations	1.9%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.7%
Municipal Bonds	0.1%
Exchange Traded Funds and Common Stocks	0.0	% ~
Other Assets and Liabilities	0.0	% ~

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:

US Government and Agency Obligations	22.2%
US Government and Agency Mortgage Backed Obligations	15.6%
Affiliated Mutual Funds	9.8%
Non-Agency Residential Collateralized Mortgage Obligations	8.5%
Non-Agency Commercial Mortgage Backed Obligations	7.1%
Banking	5.6%
Short Term Investments	4.9%
Energy	3.6%
Collateralized Loan Obligations	2.6%
Asset Backed Obligations	1.9%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.7%
Telecommunications	1.7%
Healthcare	1.4%
Transportation	1.2%
Utilities	1.1%
Insurance	0.9%
Technology	0.9%
Food Products	0.7%
Media	0.7%
Pharmaceuticals	0.7%
Finance	0.6%
Electronics/Electric	0.6%
Aerospace & Defense	0.5%
Automotive	0.5%
Business Equipment and Services	0.5%
Pulp & Paper	0.5%
Leisure	0.4%
Consumer Products	0.4%
Commercial Services	0.3%
Containers and Glass Products	0.3%
Hotels/Motels/Inns and Casinos	0.3%
Industrial Equipment	0.3%
Construction	0.3%
Food Service	0.3%
Chemicals/Plastics	0.2%
Mining	0.2%
Conglomerates	0.2%
Real Estate	0.2%
Food/Drug Retailers	0.1%
Environmental Control	0.1%
Beverage and Tobacco	0.1%
Retailers (other than Food/Drug)	0.1%
Chemical Products	0.1%
Municipal Bonds	0.1%
Building and Development (including Steel/Metals)	0.0	% ~
Cosmetics/Toiletries	0.0	% ~
Other Assets and Liabilities	0.0	% ~

	100.0%

A summary of the DoubleLine Core Fixed Income Fund’s investments in affiliated mutual funds for the year ended March 31, 2018 is as follows:

Fund	Value at March 31, 2017	Gross Purchases	Gross Sales	Shares Held at March 31, 2018	Value at March 31, 2018	Change in Unrealized for the Year Ended March 31, 2018	Dividend Income Earned in the Year Ended March 31, 2018	Net Realized Gain (Loss) in the Year Ended March 31, 2018
DoubleLine Global Bond Fund (Class I)	$383,301,511	$105,900,000	$-	48,342,264	$517,745,649	$28,544,138	$5,592,944	$-
DoubleLine Infrastructure Income Fund (Class I)	373,519,556	87,500,000	-	45,674,545	456,745,448	(4,274,108)	14,695,137	-
DoubleLine Long Duration Total Return Bond Fund (Class I)	48,950,000	-	-	5,000,000	48,650,000	(300,000)	1,644,847	-

	$805,771,067	$193,400,000	$-	99,016,809	$1,023,141,097	$23,970,030	$21,932,928	$-

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DoubleLine Funds Trust and Shareholders of DoubleLine Total Return Bond Fund and DoubleLine Core Fixed Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments - summary, of DoubleLine Total Return Bond Fund and DoubleLine Core Fixed Income Fund (two of the funds constituting DoubleLine Funds Trust, herein collectively referred to as the “Funds”) as of March 31, 2018 , the related statements of operations for the year ended March 31, 2018 , the statements of changes in net assets for each of the two years in the period ended March 31, 2018 , including the related notes, and the financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) as of March 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian, transfer agent, and brokers. We believe that our audits provide a reasonable basis for our opinions.

May 21, 2018

We have served as the auditor of one or more investment companies in the DoubleLine Investment Company Complex since 2010.

2 of 2

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DoubleLine Funds Trust

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President

Date	5/30/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President

Date	5/30/2018

By (Signature and Title)	/s/ Susan Nichols
Susan Nichols, Treasurer and Principal Financial and Accounting Officer

Date	5/30/2018